UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)


Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  December 31, 2005

Date of reporting period:   December 31, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.



[LOGO] ALLIANCEBERNSTEIN (R)
       Investment Research and Management

ANNUAL REPORT
--------------------------------------------------------------------------------

       AllianceBernstein
       Variable Products Series Fund, Inc.

                                              ----------------------------
                                                Annual Report

                                                       December 31, 2005
                                              ----------------------------

       > AllianceBernstein Total Return Portfolio

                           Investment Products Offered
                         -----------------------------
                            o  Are Not FDIC Insured
                            o  May Lose Value
                            o  Are Not Bank Guaranteed
                         -----------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

LETTER TO INVESTORS

February 10, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Total Return Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005. On February 1, 2006, the Portfolio's name was changed to Balanced Shares.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks to achieve a high return through a combination of current income and capital appreciation. As of February 1, 2006, the Portfolio's investment objective is total return consistent with reasonable risk through a combination of income and long-term growth of capital. The Portfolio primarily invests in U.S. government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics) and common stocks.

INVESTMENT RESULTS

The table on page 4 shows the performance for the Portfolio and its composite benchmark, a 60%/40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) Government/Credit Index for the one-, five- and 10-year periods ended December 31, 2005.

For the annual reporting period ended December 31, 2005, the Portfolio modestly underperformed its composite benchmark. An emphasis on large-cap, high quality stocks and an overweight position in consumer services stocks contributed to the Portfolio's underperformance on the equity side during the 12-month period under review. In addition, an emphasis on large-cap, high quality stocks with high return on equity (ROE) and attractive growth expectations hindered performance, as smaller capitalization and lower-quality stocks continued to be market leaders during the periods under review.

On the fixed-income side of the Portfolio's investment portfolio, fixed-income investments outperformed with duration and duration structure being the largest contributors. Corporate security selection and sector allocation overall added only marginally to returns. Compromising performance was the Portfolio's underweight position in the U.S. government agency sector, which performed better-than-expected due to substantial foreign buying by non-valuation based investors. The Portfolio remained underweight duration to varying degrees throughout the 12-month period under review. Of note, as the 12-month period progressed, the Portfolio's underweight duration structure became more concentrated in the one- to five-year duration bucket. This proved very effective as the yield curve pivoted around the 10-year part of the curve, with most of the yield rise coming inside of five years.

MARKET REVIEW AND INVESTMENT STRATEGY

Although rising oil prices and higher interest rates are a concern to most investors, corporate profitability and cash flow continue to be better-than-expected. Despite the devastation and dislocation caused by several storms in late summer of 2005, economic growth has continued to be strong and inflation continues to be well-behaved.

The rally in smaller-cap value stocks since 2000 has been so strong that larger-cap higher quality growth stocks now look extremely attractive from a relative valuation perspective. The Portfolio's equity portfolio is heavily invested in such companies in order to capture this valuation anomaly. The Portfolio's top holdings are dominant industry players that have high returns on equity and are exhibiting strong earnings growth.

The debt markets were distinguished by a sharp flattening of the government yield curve as the yield spread between three-month Treasury bills and 30-year government bonds went from about 278 basis points to 76 basis points. The flattening was driven by the U.S. Federal Reserve's move (the "Fed") to remove excess liquidity by lifting the Federal funds rate 200 basis points through the end of November 2005. The flattening of the yield curve was not unexpected, but the degree of flattening and the manner by which the curve flattened was very unusual. Generally, in the early stages of a monetary policy cycle, short rates and long rates rise in tandem, with short rates rising faster. This time, rates longer than 10 years actually fell as long-term inflation expectations remained subdued, and foreign demand for U.S. debt remained surprisingly robust. The Portfolio's management team (the "Team") maintained the Portfolio's underweight duration throughout the reporting period and improved the structure of the Portfolio's duration short by concentrating in the short-end of the yield curve.

The other notable feature of the debt markets was the historically low dispersion of returns inter- and intra-sector. Valuations started and ended the period at historically rich levels across all primary market sectors. Accordingly, there was limited opportunity to add value through sector rotation. In the corporate sector, avoiding negative credit events was a primary focus. As is to be expected as the credit and economic cycle matures, a small number of companies releveraged their balance sheets through leveraged buyouts, mergers & acquisi-

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

tions, or leveraged recaps. The return impact of these negative credit events was meaningful in a low return environment. The Team experienced a few of these hard-to-forecast events, but fortunately avoided most of them through credit research and risk budgeting.

As the risk of releveraging (e.g., leveraged buyouts, mergers & acquisitions, leveraged recaps) increased throughout the past year, the Team moved the Portfolio from a market weight to underweight exposure in credit, maintaining diversification, and avoiding large exposures to single names in the industrial space, which is more prone to releveraging events than financials, utilities, or real estate investment trusts.

TOTAL RETURN PORTFOLIO
HISTORICAL PERFORMANCE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the Russell 1000 Value Index nor the Lehman Brothers Government/Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000 Value Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Lehman Brothers (LB) Government/Credit Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The composite benchmark represents a 60%/40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Total Return Portfolio.

A Word About Risk

Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value for the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as covered call options and forward commitments. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. These financial instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

--------------------------------------------------------------------------------
(Historical Performance continued on next page)

TOTAL RETURN PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)   AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                   ---------------------------
                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                    ---------------------------
PERIODS ENDED DECEMBER 31, 2005                    1 Year   5 Years   10 Years
------------------------------------------------------------------------------
AllianceBernstein Total Return Portfolio Class A    3.91%    4.29%      9.21%
------------------------------------------------------------------------------
AllianceBernstein Total Return Portfolio Class B    3.61%    4.46%*
------------------------------------------------------------------------------
Russell 1000 Value Index                            7.05%    5.28%     10.94%
------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index             2.37%    6.11%      6.17%
------------------------------------------------------------------------------
Composite: 60% Russell 1000 Value Index /
40% Lehman Brothers Government/Credit Index         5.18%    5.61%      9.03%
------------------------------------------------------------------------------


*     Since inception of the Portfolio's Class B shares on 10/26/01.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/95 - 12/31/05

Russell 1000 Value Index: $28,247
Composite: 60%/40% Russell 1000 Value Index/LB Government/Credit Index: $24,385 AllianceBernstein Total Return Portfolio Class A: $24,135
Lehman Brothers Government/Credit Index: $18,201

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                                   Composite:
                                     60%/40%
                                  Russell 1000
             AllianceBernstein   Value Index/LB
               Total Return        Government     Russell 1000       Lehman Brothers
             Portfolio Class A    Credit Index     Value Index   Government/Credit Index
----------------------------------------------------------------------------------------
12/31/1995        $10,000           $10,000          $10,000            $10,000
12/31/1996        $11,517           $11,415          $12,164            $10,290
12/31/1997        $13,948           $14,269          $16,443            $11,294
12/31/1998        $16,318           $16,148          $19,013            $12,364
12/31/1999        $17,384           $16,722          $20,411            $12,099
12/31/2000        $19,560           $18,218          $21,842            $13,532
12/31/2001        $20,004           $18,226          $20,621            $14,683
12/31/2002        $17,888           $17,334          $17,420            $16,304
12/31/2003        $21,295           $20,780          $22,652            $17,065
12/31/2004        $23,227           $23,185          $26,387            $17,780
12/31/2005        $24,135           $24,385          $28,247            $18,201

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Total Return Portfolio Class A shares (from 12/31/95 to 12/31/05) as compared to the performance of the Portfolio's composite benchmark, a 60%/40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) Government/Credit Index, respectively, as well as the individual indices alone. The chart assumes the reinvestment of dividends and capital gains.

--------------------------------------------------------------------------------
See Historical Performance and Benchmark disclosures on previous page.

TOTAL RETURN PORTFOLIO
FUND EXPENSES                    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes


The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                   Beginning          Ending
                                 Account Value     Account Value      Expenses Paid     Annualized
VARP Total Return Port            July 1, 2005   December 31, 2005   During Period*   Expense Ratio*
------------------------------   -------------   -----------------   --------------   --------------
Class A
Actual .......................      $ 1,000          $ 1,030.64          $ 3.63           0.71%
Hypothetical (5% return before
  expenses) ..................      $ 1,000          $ 1,021.63          $ 3.62           0.71%

Class B
Actual .......................      $ 1,000          $ 1,028.62          $ 4.91           0.96%
Hypothetical (5% return before
  expenses) ..................      $ 1,000          $ 1,020.37          $ 4.89           0.96%

--------------------------------------------------------------------------------
* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TOTAL RETURN PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
COMPANY                                                      U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                         $  29,572,200          13.4%
U.S. Treasury Bonds                                             7,360,982           3.3
Federal National Mortgage Assoc. (Bonds & Common Stock)         6,510,026           2.9
Citigroup, Inc.                                                 6,318,606           2.9
General Electric Co.                                            6,309,000           2.9
American International Group, Inc.                              5,594,860           2.5
Time Warner, Inc. (Bonds & Common Stock)                        4,898,224           2.2
The Home Depot, Inc.                                            4,647,104           2.1
JPMorgan Chase & Co.                                            4,533,392           2.1
Microsoft Corp.                                                 3,917,270           1.8
                                                            -------------          ----
                                                            $  79,661,664          36.1%
-------------------------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
December 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
SECTOR                                                       U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------------------------
Finance                                                     $  47,156,299          21.4%
U.S. Government & Government Sponsored Agency Obligations      39,406,621          17.9
Consumer Services                                              23,112,080          10.5
Energy                                                         15,247,864           6.9
Technology                                                     14,650,241           6.6
Capital Goods                                                  13,378,370           6.1
Health Care                                                    10,966,331           5.0
Utilities                                                      10,888,494           4.9
Consumer Staples                                               10,727,233           4.9
Commercial Mortgage Backed Securities                          10,704,147           4.8
Basic Industry                                                  6,020,274           2.7
Transportation                                                  4,326,529           2.0
Industrials                                                     2,038,411           0.9
Consumer Manufacturing                                          1,999,640           0.9
Sovereign Debt Obligations                                        950,854           0.4
Municipal Obligation                                              429,560           0.2
Conglomerate/Miscellaneous                                        370,012           0.2
Aerospace & Defense                                               197,982           0.1
                                                            -------------         -----
Total Investments*                                            212,570,942          96.4
Cash and receivables, net of liabilities                        7,926,558           3.6
                                                            -------------         -----
Net Assets                                                  $ 220,497,500         100.0%
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*     Excludes short-term investments.

      Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                          Shares         U.S. $ Value
-----------------------------------------------------------------------------
COMMON STOCKS-60.1%
FINANCE-15.9%
BANKING-MONEY CENTER-3.5%
JPMorgan Chase & Co. .......................     114,220      $    4,533,392
The Goldman Sachs Group, Inc. ..............      11,600           1,481,436
Wachovia Corp. .............................      30,700           1,622,802
                                                              --------------
                                                                   7,637,630
                                                              --------------

BANKING-REGIONAL-2.0%
Bank of America Corp. ......................      82,000           3,784,300
Northern Trust Corp. .......................      12,900             668,478
                                                              --------------
                                                                   4,452,778
                                                              --------------

BROKERAGE & MONEY MANAGEMENT-0.9%
Merrill Lynch & Co., Inc. ..................      30,800           2,086,084
                                                              --------------

INSURANCE-4.8%
ACE Ltd. (Cayman Islands) ..................      61,300           3,275,872
American International  Group, Inc. ........      82,000           5,594,860
Axis Capital Holdings Ltd. (Bermuda) .......      52,700           1,648,456
                                                              --------------
                                                                  10,519,188
                                                              --------------

MORTGAGE BANKING-1.8%
Fannie Mae .................................      82,700           4,036,587
                                                              --------------
MISCELLANEOUS-2.9%
Citigroup, Inc. ............................     130,200           6,318,606
                                                              --------------
                                                                  35,050,873
                                                              --------------

CONSUMER SERVICES-9.6%
BROADCASTING & CABLE-5.5%
Comcast Corp. Cl. A (a) ....................      44,950           1,166,902
Comcast Corp. Special Cl. A (a) ............      21,200             544,628
News Corp. Cl. A ...........................     171,300           2,663,715
Time Warner, Inc. ..........................     228,400           3,983,296
Viacom, Inc. Cl. B .........................      98,000           3,194,800
Westwood One, Inc. .........................      32,200             524,860
                                                              --------------
                                                                  12,078,201
                                                              --------------

ENTERTAINMENT & LEISURE-0.9%
Carnival Corp. (Panama) ....................      25,200           1,347,444
Royal Caribbean Cruises Ltd. ...............      15,500             698,430
                                                              --------------
                                                                   2,045,874
                                                              --------------

RESTURANT & LODGING-0.8%
McDonald's Corp. ...........................      52,600           1,773,672
                                                              --------------

Company                                          Shares        U.S. $ Value
-----------------------------------------------------------------------------
RETAIL-GENERAL MERCHANDISE-2.4%
Lowe's Cos., Inc. ..........................       9,900      $      659,934
The Home Depot, Inc. .......................     114,800           4,647,104
                                                              --------------
                                                                   5,307,038
                                                              --------------
                                                                  21,204,785
                                                              --------------

ENERGY-6.2%
DOMESTIC PRODUCERS-0.9%
Noble Energy, Inc. .........................      46,600           1,877,980
                                                              --------------

INTERNATIONAL-2.3%
Chevron Corp. ..............................      45,500           2,583,035
Exxon Mobil Corp. ..........................      46,300           2,600,671
                                                              --------------
                                                                   5,183,706
                                                              --------------

OIL SERVICE-1.9%
Baker Hughes, Inc. .........................      37,900           2,303,562
Nabors Industries Ltd. (Bermuda) (a) .......      25,300           1,916,475
                                                              --------------
                                                                   4,220,037
                                                              --------------

MISCELLANEOUS-1.1%
ConocoPhillips .............................      42,300           2,461,014
                                                              --------------
                                                                  13,742,737
                                                              --------------

CAPITAL GOODS-6.1%
ELECTRICAL EQUIPMENT-1.0%
Emerson Electric Co. .......................      28,700           2,143,890
                                                              --------------

MACHINERY-0.3%
Ingersoll-Rand Co. Cl. A (Bermuda) .........      17,400             702,438
                                                              --------------

MISCELLANEOUS-4.8%
General Electric Co. .......................     180,000           6,309,000
Illinois Tool Works, Inc. ..................       7,900             695,121
United Technologies Corp. ..................      63,100           3,527,921
                                                              --------------
                                                                  10,532,042
                                                              --------------
                                                                  13,378,370
                                                              --------------

TECHNOLOGY-5.6%
COMMUNICATION EQUIPMENT-0.2%
Juniper Networks, Inc. (a) .................      23,500             524,050
                                                              --------------

COMPUTER HARDWARE/STORAGE-1.5%
EMC Corp. (a) ..............................      50,000             681,000
International Business
   Machines Corp. (IBM)                           30,800           2,531,760
                                                              --------------
                                                                   3,212,760
                                                              --------------

COMPUTER SERVICES-0.7%
Fiserv, Inc. (a) ...........................      34,300           1,484,161
                                                              --------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                          Shares        U.S. $ Value
-----------------------------------------------------------------------------
SEMI-CONDUCTOR COMPONENTS-0.3%
Texas Instruments, Inc. ....................      24,200      $      776,094
                                                              --------------

SOFTWARE-2.9%
McAfee, Inc. (a) ...........................      13,600             368,968
Microsoft Corp. ............................     149,800           3,917,270
Oracle Corp. (a) ...........................     174,600           2,131,866
                                                              --------------
                                                                   6,418,104
                                                              --------------
                                                                  12,415,169
                                                              --------------

HEALTH CARE-4.7%
DRUGS-1.3%
Forest Laboratories, Inc. (a) ..............       9,900             402,732
Lilly Eli & Co. ............................      29,000           1,641,110
Pfizer, Inc. ...............................      33,900             790,548
                                                              --------------
                                                                   2,834,390
                                                              --------------

MEDICAL PRODUCTS-1.1%
Boston Scientific Corp. (a) ................      61,900           1,515,931
Zimmer Holdings, Inc. (a) ..................      12,900             869,976
                                                              --------------
                                                                   2,385,907
                                                              --------------

MEDICAL SERVICES-2.3%
Health Management Associates, Inc. .........      29,000             636,840
UnitedHealth Group, Inc. ...................      11,800             733,252
WellPoint, Inc. (a) ........................      47,600           3,798,004
                                                              --------------
                                                                   5,168,096
                                                              --------------
                                                                  10,388,393
                                                              --------------

CONSUMER STAPLES-4.2%
COSMETICS-0.3%
Avon Products, Inc. ........................      25,580             730,309
                                                              --------------

HOUSEHOLD PRODUCTS-1.7%
Colgate-Palmolive Co. ......................      27,100           1,486,435
The Procter & Gamble Co. ...................      38,100           2,205,228
                                                              --------------
                                                                   3,691,663
                                                              --------------

TOBACCO-1.6%
Altria Group, Inc. .........................      35,700           2,667,504
Reynolds American, Inc. ....................       9,800             934,234
                                                              --------------
                                                                   3,601,738
                                                              --------------

MISCELLANEOUS-0.6%
Fortune Brands, Inc. .......................      15,400           1,201,508
                                                              --------------
                                                                   9,225,218
                                                              --------------

UTILITIES-3.0%
ELECTRIC & GAS UTILITY-0.5%
FirstEnergy Corp. ..........................      22,500           1,102,275
                                                              --------------

                                               Shares or
                                               Principal
                                                Amount
Company                                          (000)         U.S. $ Value
-----------------------------------------------------------------------------
TELEPHONE UTILITY-2.5%
AT&T Inc. ..................................     104,600      $    2,561,654
BellSouth Corp. ............................      51,100           1,384,810
Verizon Communications, Inc. ...............      55,200           1,662,624
                                                              --------------
                                                                   5,609,088
                                                              --------------
                                                                   6,711,363
                                                              --------------

BASIC INDUSTRY-2.4%
CHEMICALS-2.1%
Air Products & Chemicals, Inc. .............      57,000           3,373,830
E.I. du Pont de Nemours & Co. ..............      15,900             675,750
Rohm & Haas Corp. ..........................      11,800             571,356
                                                              --------------
                                                                   4,620,936
                                                              --------------

MINING & METALS-0.3%
Alcoa, Inc. ................................      21,000             620,970
                                                              --------------
                                                                   5,241,906
                                                              --------------

TRANSPORTATION-1.8%
AIR FREIGHT-1.1%
United Parcel Service, Inc. ................      32,400           2,434,860
                                                              --------------
RAILROAD-0.7%
Union Pacific Corp. ........................      18,900           1,521,639
                                                              --------------
                                                                   3,956,499
                                                              --------------

CONSUMER MANUFACTURING-0.6%
BUILDING & RELATED-0.6%
American Standard Cos., Inc. ...............      25,100           1,002,745
Pulte Homes, Inc. ..........................       6,500             255,840
                                                              --------------
                                                                   1,258,585
                                                              --------------

Total Common Stocks (cost $114,916,066) ....                     132,573,898
                                                              --------------

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY
   OBLIGATIONS-17.9%
Federal National Mortgage
   Assoc.
   5.00%, 4/15/15 ..........................   $     150             152,262
   6.625%, 10/15/07 ........................       2,250           2,321,177
U.S. Treasury Bonds
   4.25%, 8/15/15 ..........................         100              98,707
   5.375%, 2/15/31 .........................       4,795           5,386,133
   6.875%, 8/15/25 .........................         250             321,953
   8.125%, 8/15/21 .........................          35              48,564
   11.25%, 2/15/15 .........................       1,000           1,505,625
U.S. Treasury Notes
   1.625%, 1/15/15 (TIPS) ..................         516             496,759
   3.00%, 11/15/07-2/15/09 .................       2,680           2,594,834
   3.125%, 4/15/09 .........................         950             913,929

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                               Principal
                                                Amount
Company                                          (000)         U.S. $ Value
-----------------------------------------------------------------------------
   3.625%, 5/15/13 .........................   $   2,370      $    2,260,480
   3.875%, 5/15/10 .........................         150             147,158
   4.00%, 11/15/12 .........................       1,180           1,154,603
   4.125%, 5/15/15 .........................       1,309           1,280,315
   4.25%, 8/15/13-8/15/14 ..................       3,985           3,942,976
   4.625%, 5/15/06 .........................       5,125           5,130,208
   5.00%, 2/15/11 ..........................         785             808,519
   5.625%, 5/15/08 .........................       2,165           2,224,031
   5.75%, 8/15/10 ..........................         965           1,020,902
   6.00%, 8/15/09 ..........................          30              31,617
   6.125%, 8/15/07 .........................         100             102,648
   6.25%, 2/15/07 ..........................       4,600           4,688,408
   6.875%, 5/15/06 .........................       2,750           2,774,813
                                                              --------------
Total U.S. Government &
   Government Sponsored Agency
   Obligations (cost $39,182,368) ..........                      39,406,621
                                                              --------------

CORPORATE DEBT OBLIGATIONS-12.7%
AEROSPACE/DEFENSE-0.1%
Raytheon Co.
   4.85%, 1/15/11 ..........................         200             197,982
                                                              --------------

AUTOMOTIVE-0.6%
DaimlerChrysler NA Holding Corp.
   4.875%, 6/15/10 .........................         675             659,061
Ford Motor Credit Co.
   4.95%, 1/15/08 ..........................         750             671,996
   7.875%, 6/15/10 .........................         100              89,989
                                                              --------------
                                                                   1,421,046
                                                              --------------

BANKING-2.4%
ABN AMRO NA Holdings
   6.523%, 12/29/49 (b)(c) .................         250             266,247
Barclays Bank Plc
   8.55%, 9/29/49 (b)(c) ...................          50              57,684
Chuo Mitsui Trust & Banking
   Co., Ltd. (Japan)
   5.506%, 12/15/49 (b)(c) .................         300             290,704
Development Bank of Singapore
   7.125%, 5/15/11 (c) .....................         365             398,063
Dresdner Funding Trust I
   8.151%, 6/30/31 (c) .....................         295             362,698
Fuji JGB Investment pfd. Mizuho
   9.87%, 12/29/49 (b)(c) ..................         500             552,971
HBOS Plc (United Kingdom)
   5.375%, 11/29/49 (b)(c) .................         250             249,521
HSBC Bank USA
   5.875%, 11/01/34 ........................         560             565,008
Northern Rock Plc (United Kingdom)
   5.60%, 4/30/49 (b)(c) ...................         445             447,486
Regency Centers LP
   5.25%, 8/01/15 ..........................         300             294,514

                                               Principal
                                                Amount
Company                                          (000)         U.S. $ Value
-----------------------------------------------------------------------------
Royal Bank of Scotland Group Plc
   (United Kingdom)
   7.648%, 8/29/49 (b) .....................   $     250      $      301,920
Sanwa Bank Ltd.
   7.40%, 6/15/11 ..........................         200             220,848
SB Treasury Company LLC
   9.40%, 12/29/49 (b)(c) ..................         417             456,667
Sovereign Bancorp, Inc.
   4.80%, 9/01/10 (c) ......................         200             196,013
Sumitomo Mitsui Banking Corp.
   5.625%, 7/15/49 (b)(c) ..................         135             134,495
UBS Preferred Funding Trust II
   7.247%, 6/26/49 (b) .....................         250             274,285
UFJ Finance Aruba AEC
   6.75%, 7/15/13 ..........................         200             218,373
                                                              --------------
                                                                   5,287,497
                                                              --------------

BROADCASTING/MEDIA-0.7%
BSKYB Finance UK Plc
   5.625%, 10/15/15 (c) ....................         120             119,445
News America Holdings
   8.25%, 10/17/96 .........................          60              70,683
   9.25%, 2/01/13 ..........................         100             121,453
News America, Inc.
   5.30%, 12/15/14 .........................         100              99,251
Time Warner, Inc.
   6.875%, 5/01/12 .........................         425             452,404
   8.375%, 3/15/23 .........................         400             462,524
WPP Finance UK Corp.
   5.875%, 6/15/14 .........................         250             253,727
                                                              --------------
                                                                   1,579,487
                                                              --------------

BUILDING/REAL ESTATE-0.3%
CRH America, Inc.
   6.95%, 3/15/12 ..........................         250             272,007
EOP Operating LP
   7.875%, 7/15/31 .........................         200             236,005
   8.375%, 3/15/06 .........................          35              35,240
iStar Financial, Inc.
   5.70%, 3/01/14 ..........................         200             197,803
                                                              --------------
                                                                     741,055
                                                              --------------

CABLE-0.2%
British Sky Broadcasting Plc
   (United Kingdom)
   8.20%, 7/15/09 ..........................         100             109,295
Continental Cablevision, Inc.
   9.00%, 9/01/08 ..........................         200             218,513
                                                              --------------
                                                                     327,808
                                                              --------------

CHEMICALS-0.2%
Eastman Chemical
   7.25%, 1/15/24 ..........................         175             193,762
Lubrizol Corp.
   5.50%, 10/01/14 .........................         275             275,731
                                                              --------------
                                                                     469,493
                                                              --------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                               Principal
                                                Amount
Company                                          (000)         U.S. $ Value
-----------------------------------------------------------------------------
COMMUNICATIONS-0.4%
AT&T Corp.
   9.05%, 11/15/11 .........................   $     250      $      276,706
GTE Northwest, Inc.
   Series D
   5.55%, 10/15/08 .........................         200             198,932
Sprint Capital Corp.
   6.875%, 11/15/28 ........................         450             491,710
                                                              --------------
                                                                     967,348
                                                              --------------

COMMUNICATIONS - MOBILE-0.4%
AT&T Wireless Services, Inc.
   8.75%, 3/01/31 ..........................         325             430,565
Nextel Communications, Inc.
   5.95%, 3/15/14 ..........................         290             291,519
TELUS Corp. (Canada)
   7.50%, 6/01/07 ..........................         100             103,264
   8.00%, 6/01/11 ..........................         100             112,106
                                                              --------------
                                                                     937,454
                                                              --------------

CONGLOMERATE/MISCELLANEOUS-0.2%
Cendant Corp.
   6.25%, 1/15/08 ..........................         250             254,508
Hutchison Whampoa International Ltd.
   (Cayman Island)
   7.45%, 11/24/33 (c) .....................         100             115,504
                                                              --------------
                                                                     370,012
                                                              --------------

CONTAINERS-0.1%
Packaging Corp. of America
   4.375%, 8/01/08 .........................         200             195,625
                                                              --------------

ENERGY-0.6%
Amerada Hess Corp.
   7.30%, 8/15/31 ..........................         350             405,049
Devon Financing Corp.
   7.875%, 9/30/31 .........................         300             381,210
Enterprise Products Operating LP
   Series D
   5.60%, 10/15/14 .........................         150             149,883
Valero Energy Corp.
   4.75%, 6/15/13 ..........................         300             291,183
XTO Energy, Inc.
   7.50%, 4/15/12 ..........................         100             111,857
                                                              --------------
                                                                   1,339,182
                                                              --------------

FINANCIAL-1.9%
Capital One Bank
   6.50%, 6/13/13 ..........................         400             424,975
Countrywide Home Loan, Inc.
   4.25%, 12/19/07 .........................         250             246,520
General Electric Capital Corp.
   5.00%, 6/15/07 ..........................         500             500,948
   5.875%, 2/15/12 .........................         500             521,525

                                               Principal
                                                Amount
Company                                          (000)         U.S. $ Value
-----------------------------------------------------------------------------
Household Finance Corp.
   5.75%, 1/30/07 ..........................   $     200      $      201,649
   6.50%, 1/24/06 ..........................          75              75,075
   7.875%, 3/01/07 .........................         150             154,837
iStar Financial, Inc.
   6.00%, 12/15/10 .........................         200             203,086
Lehman Brothers Holdings, Inc.
   7.875%, 8/15/10 .........................         150             167,325
Merrill Lynch & Co., Inc.
   6.00%, 2/17/09 ..........................         500             515,618
Rabobank Capital Fund II
   5.26%, 12/29/49 (b) (c) .................         230             227,865
Resona Preferred Global Securities Ltd.
   (Cayman Islands)
   7.191%, 12/30/49 (b) (c) ................         175             185,670
The Goldman Sachs Group, Inc.
   6.60%, 1/15/12 ..........................         500             537,094
   6.65%, 5/15/09 ..........................         200             210,177
                                                              --------------
                                                                   4,172,364
                                                              --------------

FOOD/BEVERAGE-0.4%
Imperial Tobacco (Netherlands)
   7.125%, 4/01/09 .........................         170             179,593
Kellogg Co. Cl. B
   6.60%, 4/01/11 ..........................         300             321,177
Kraft Foods, Inc.
   5.25%, 10/01/13 .........................         300             300,114
                                                              --------------
                                                                     800,884
                                                              --------------

HEALTH CARE-0.3%
Wyeth
   6.50%, 2/01/34 ..........................         525             577,938
                                                              --------------

INDUSTRIAL-0.3%
Inco Ltd. (Canada)
   7.75%, 5/15/12 ..........................         200             223,207
Tyco International Group, SA (Luxembourg)
   6.375%, 10/15/11 ........................         200             207,719
Waste Management, Inc.
   6.375%, 11/15/12 ........................         175             186,439
                                                              --------------
                                                                     617,365
                                                              --------------

INSURANCE-0.7%
American Reinsurance
   7.45%, 12/15/26 .........................         140             160,433
Loews Corp.
   6.75%, 12/15/06 .........................         100             101,204
Mangrove Bay Pass-Through Trust
   6.102%, 7/15/33 (b) (c) .................         400             396,952
North Front Pass Through Trust
   5.81%, 12/15/24 (b) (c) .................         500             500,463
The Hartford Financial Services, Inc.
   6.375%, 11/01/08 ........................         125             129,661
Zurich Capital Trust
   8.376%, 6/01/37 (c) .....................         200             216,452
                                                              --------------
                                                                   1,505,165
                                                              --------------

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                               Principal
                                                 Amount
Company                                          (000)         U.S. $ Value
-----------------------------------------------------------------------------
INSURANCE CARRIERS-0.4%
Liberty Mutual Group
   5.75%, 3/15/14 (c) ......................   $     350      $      345,477
Royal Sun & Alliance Insurance
  (United Kingdom)
   8.95%, 10/15/29 .........................         442             564,423
                                                              --------------
                                                                     909,900
                                                              --------------

METALS/MINING-0.1%
Ispat Inland ULC (Canada)
   9.75%, 4/01/14 ..........................         100             113,250
                                                              --------------

MUNICIPAL OBLIGATION-0.2%
Dallas-Fort Worth Texas
   International Airport Facility
   7.07%, 11/01/24 .........................         400             429,560
                                                              --------------

NON-AIR TRANSPORTATION-0.2%
CSX Corp.
   5.50%, 8/01/13 ..........................         100             102,120
   6.75%, 3/15/11 ..........................         250             267,910
                                                              --------------
                                                                     370,030
                                                              --------------

PETROLEUM PRODUCTS-0.1%
Petronas Capital Ltd.
   7.00%, 5/22/12 (c) ......................         150             165,945
                                                              --------------

PUBLIC UTILITIES - ELECTRIC & GAS-1.4%
American Electric Power Co., Inc.
   Series C
   5.375%, 3/15/10 .........................         250             252,012
CenterPoint Energy Resources Corp.
   Series B
   7.875%, 4/01/13 .........................         450             514,616
Consumers Energy Co.
   Series B
   5.375%, 4/15/13 .........................         150             148,910
FirstEnergy Corp.
   Series C
   7.375%, 11/15/31 ........................         500             589,984
NiSource Finance Corp.
   7.875%, 11/15/10 ........................         250             276,993
Progress Energy, Inc.
   5.85%, 10/30/08 .........................         350             355,709
Texas East Transmission LP
   7.30%, 12/01/10 .........................         350             381,284
TXU Australia LP
   6.15%, 11/15/13 (c) .....................         250             266,874
Xcel Energy, Inc.
   7.00%, 12/01/10 .........................         175             188,341
Yorkshire Power
   Series B
   6.496%, 2/25/08 .........................         200             205,154
                                                              --------------
                                                                   3,179,877
                                                              --------------

                                               Principal
                                                 Amount
Company                                          (000)         U.S. $ Value
-----------------------------------------------------------------------------
PUBLIC UTILITIES - TELEPHONE-0.2%
Telecom Italia
   4.00%, 11/15/08 .........................   $     250      $      242,448
Telefonos de Mexico SA de CV (Mexico)
   4.75%, 1/27/10 ..........................         250             245,606
                                                              --------------
                                                                     488,054
                                                              --------------

SUPERMARKET/DRUG-0.3%
Safeway, Inc.
   4.95%, 8/16/10 ..........................         400             389,551
   5.80%, 8/15/12 ..........................         310             311,580
                                                              --------------
                                                                     701,131
                                                              --------------

TECHNOLOGY-0.0%
Motorola, Inc.
   7.625%, 11/15/10 ........................          64              71,145
                                                              --------------
Total Corporate Debt Obligations
   (cost $27,514,725) ......................                      27,936,597
                                                              --------------

COMMERCIAL MORTGAGE BACKED SECURITIES-4.9%
Banc of America Commercial
   Mortgage,Inc.
   Series 2005-1 Cl. A3
   4.877%, 11/10/42 ........................       2,000           1,986,320
Bear Stearns Commercial
   Mortgage Security
   Series 2005-PWR9 Cl. A4A
   4.871%, 9/11/42 .........................       2,000           1,956,637
CS First Boston Mortgage
   Securities Corp.
   Series 2004-C5 Cl. A2
   4.183%, 11/15/37 ........................       2,000           1,938,680
Greenwich Capital Commercial
   Funding Corp.
   Series 2005-GG3 Cl. A4
   4.799%, 8/10/42 (b) .....................         900             876,880
JPMorgan Chase Commercial Mortgage
   Securities Corp.
   4.851%, 8/15/42 .........................       1,500           1,486,200
Morgan Stanley Capital I
   Series 2004-T13 Cl. A2
   3.94%, 9/13/45 ..........................       1,000             958,080
   Series 2005- HQ5 Cl. A4
   5.168%, 1/14/42 .........................       1,500           1,501,350
                                                              --------------

Total Commercial Mortgage Backed
   Securities (cost $10,837,828) ...........                      10,704,147
                                                              --------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                     AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                               Shares or
                                               Principal
                                                 Amount
Company                                          (000)         U.S. $ Value
-----------------------------------------------------------------------------
PREFERRED STOCKS-0.4%
PUBLIC UTILITIES - ELECTRIC & GAS-0.2%
DTE Energy Trust I .........................      20,000      $      509,200
                                                              --------------

COMMUNICATIONS-0.1%
Centaur Funding Corp.
   (Cayman Islands) (c) ....................         200             259,125
                                                              --------------

BANKING-0.1%
Royal Bank of Scotland Group Plc ...........      10,000             230,500
                                                              --------------

Total Preferred Stocks (cost $982,616) .....                         998,825
                                                              --------------

SOVEREIGN DEBT OBLIGATIONS-0.4%
Korea Development Bank (South Korea)
   5.75%, 9/10/13 ..........................   $     200             207,104
United Mexican States (Mexico)
   6.375%, 1/16/13 .........................         700             743,750
                                                              --------------
Total Sovereign Debt Obligations
   (cost $899,738) .........................                         950,854
                                                              --------------

                                               Principal
                                                Amount
Company                                          (000)         U.S. $ Value
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-3.2%
TIME DEPOSIT-0.3%
The Bank of New York
   3.25%, 1/03/06 ..........................   $     529      $      529,000
                                                              --------------

U.S. TREASURY SECURITY - 2.9%
U.S. Treasury Bill Zero Coupon, 2/23/06 ....       6,500           6,464,900
                                                              --------------

Total Short-Term Investments
   (cost $6,993,856) .......................                       6,993,900
                                                              --------------

TOTAL INVESTMENTS-99.6%
   (cost $201,327,197) .....................                     219,564,842
Other assets less liabilities-0.4% .........                         932,658
                                                              --------------
NET ASSETS-100% ............................                  $  220,497,500
                                                              ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Variable rate coupon, rate shown as of December 31, 2005.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate market value of these securities amounted to $6,212,321 or 2.8% of net assets.

      Glossary:

      TIPS- Treasury Inflation Protected Security

      See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

ASSETS

   Investments in securities, at value (cost $201,327,197) ...   $  219,564,842
   Cash ......................................................              830
   Dividends and interest receivable .........................        1,129,802
   Receivable for capital stock sold .........................           72,565
                                                                 --------------
   Total assets ..............................................      220,768,039
                                                                 --------------

LIABILITIES
   Advisory fee payable ......................................          104,084
   Payable for capital stock redeemed ........................           19,387
   Distribution fee payable ..................................            9,704
   Transfer agent fee payable ................................               53
   Accrued expenses ..........................................          137,311
                                                                 --------------
   Total liabilities .........................................          270,539
                                                                 --------------
NET ASSETS ...................................................   $  220,497,500
                                                                 ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par .....................................   $       11,513
   Additional paid-in capital ................................      191,809,296
   Undistributed net investment income .......................        5,117,219
   Accumulated net realized gain on investment transactions ..        5,321,827
   Net unrealized appreciation of investments ................       18,237,645
                                                                 --------------
                                                                 $  220,497,500
                                                                 ==============

Class A Shares
   Net assets ................................................   $  175,004,965
                                                                 ==============
   Shares of capital stock outstanding .......................        9,125,076
                                                                 ==============
   Net asset value per share .................................   $        19.18
                                                                 ==============

Class B Shares
   Net assets ................................................   $   45,492,535
                                                                 ==============
   Shares of capital stock outstanding .......................        2,387,530
                                                                 ==============
   Net asset value per share .................................   $        19.05
                                                                 ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2005     AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest ..................................................   $    4,280,495
   Dividends (net of foreign taxes withheld of $880) .........        2,621,871
                                                                 --------------
   Total investment income ...................................        6,902,366
                                                                 --------------

EXPENSES
   Advisory fee ..............................................        1,265,133
   Distribution fee--Class B .................................          114,923
   Custodian .................................................          158,558
   Administrative ............................................           75,250
   Printing ..................................................           59,317
   Audit .....................................................           41,750
   Legal .....................................................            9,566
   Directors' fees ...........................................            1,000
   Transfer agency ...........................................              794
   Miscellaneous .............................................           30,665
                                                                 --------------
   Total expenses ............................................        1,756,956
                                                                 --------------
   Net investment income .....................................        5,145,410
                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain on investment transactions ..............       20,713,391
   Net change in unrealized appreciation/depreciation
      of investments .........................................      (17,354,902)
                                                                 --------------
   Net gain on investment transactions .......................        3,358,489
                                                                 --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................   $    8,503,899
                                                                 ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                    Year Ended     Year Ended
                                                   December 31,    December 31,
                                                       2005            2004
                                                  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income ......................   $   5,145,410   $   5,805,073
   Net realized gain on investment
     transactions .............................      20,713,391       4,604,488
   Net change in unrealized appreciation/
     depreciation of investments ..............     (17,354,902)      9,537,757
                                                  -------------   -------------
   Net increase in net assets from
     operations ...............................       8,503,899      19,947,318
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
      Class A .................................      (4,723,307)     (4,209,896)
      Class B .................................      (1,088,094)       (804,109)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) ....................     (20,841,594)      2,962,939
                                                  -------------   -------------
   Total increase (decrease) ..................     (18,149,096)     17,896,252
NET ASSETS
   Beginning of period ........................     238,646,596     220,750,344
                                                  -------------   -------------
   End of period (including undistributed net
     investment income of $5,117,219 and
     $5,783,168, respectively) ................   $ 220,497,500   $ 238,646,596
                                                  =============   =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The AllianceBernstein Total Return Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to achieve a high return through a combination of current income and capital appreciation. See Note K, Subsequent Events. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums or accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005 amounted to $155,724, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                    Purchases        Sales
                                                  ------------  ---------------
Investment securities (excluding U.S. government
  securities) ..................................  $ 94,536,138  $    99,162,061
U.S. government securities .....................    21,052,156       41,206,386

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost .........................................................  $   201,680,830
                                                                ===============
Gross unrealized appreciation ................................  $    22,761,463
Gross unrealized depreciation ................................       (4,877,451)
                                                                ---------------
Net unrealized appreciation ..................................  $    17,884,012
                                                                ===============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                     ----------------------------------------------------------
                              SHARES                        AMOUNT
                     ----------------------------------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     December 31,  December 31,   December 31,    December 31,
                         2005         2004            2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold .......       271,384       531,722  $    5,117,800  $    9,591,065
Shares issued in
  reinvestment
  of dividends ....       253,261       240,428       4,723,307       4,209,896
Shares redeemed ...    (1,620,419)   (1,661,415)    (30,581,492)    (29,948,111)
                     ------------  ------------  --------------  --------------
Net decrease ......    (1,095,774)     (889,265) $  (20,740,385) $  (16,147,150)
                     ============  ============  ==============  ==============
Class B
Shares sold .......       234,077     1,218,508  $    4,387,245  $   21,798,149
Shares issued in
  reinvestment
  of dividends ....        58,657        46,134       1,088,094         804,109
Shares redeemed ...      (297,472)     (196,051)     (5,576,548)     (3,492,169)
                     ------------  ------------  --------------  --------------
Net increase
  (decrease) ......        (4,738)    1,068,591  $     (101,209) $   19,110,089
                     ============  ============  ==============  ==============

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                     2005            2004
                                                 ------------   -------------
Distributions paid from:
   Ordinary income ...........................   $  5,811,401   $   5,014,005
                                                 ------------   -------------
Total taxable distributions ..................      5,811,401       5,014,005
                                                 ------------   -------------
Total distributions paid .....................   $  5,811,401   $   5,014,005
                                                 ============   =============

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ...............................   $   5,324,171
Undistributed long-term capital gains .......................       5,468,508(a)
Unrealized appreciation/(depreciation) ......................      17,884,012(b)
                                                                -------------
Total accumulated earnings/(deficit) ........................   $  28,676,691
                                                                =============

(a) During the current fiscal year, the Portfolio utilized capital loss carryforwards of $14,904,349.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to tax treatment of paydown gains/losses, resulted in an increase in undistributed net investment income, and a decrease in accumulated net realized gain on investment transactions. These reclassifications had no effect on net assets.

NOTE J: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

      (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or dis-criminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Subsequent Events

As of February 1, 2006, the Portfolio's investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital.

TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             --------------------------------------------------------
                                                                      CLASS A
                                             --------------------------------------------------------
                                                              Year Ended December 31,
                                             --------------------------------------------------------
                                               2005       2004          2003       2002       2001(a)
                                             --------   --------      --------   --------    --------
Net asset value, beginning of period ......  $  18.94   $  17.76      $  15.30   $  17.65    $  18.01
                                             --------   --------      --------   --------    --------
Income From Investment Operations
Net investment income (b) .................       .43        .46(c)        .42        .45         .44
Net realized and unrealized gain (loss)
   on investment transactions .............       .30       1.12          2.47      (2.29)       (.01)
                                             --------   --------      --------   --------    --------
Net increase (decrease) in net asset
   value from operations ..................       .73       1.58          2.89      (1.84)        .43
                                             --------   --------      --------   --------    --------
Less: Dividends and Distributions
Dividends from net investment
   income .................................      (.49)      (.40)         (.43)      (.32)       (.28)
Distributions from net realized gain
   on investment transactions .............        -0-        -0-           -0-      (.19)       (.42)
Distributions in excess of net realized
   gain on investment transactions ........        -0-        -0-           -0-        -0-       (.09)
                                             --------   --------      --------   --------    --------
Total dividends and distributions .........      (.49)      (.40)         (.43)      (.51)       (.79)
                                             --------   --------      --------   --------    --------
Net asset value, end of period ............  $  19.18   $  18.94      $  17.76   $  15.30    $  17.65
                                             ========   ========      ========   ========    ========
Total Return
Total investment return based on
   net asset value (d) ....................      3.91%      9.07%        19.05%    (10.58)%      2.27%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ........................  $175,005   $193,600      $197,334   $171,670    $183,098
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements ......................       .71%       .71%          .79%       .79%        .78%
   Expenses, before waivers and
      reimbursements ......................       .71%       .76%          .79%       .79%        .78%
   Net investment income ..................      2.29%      2.57%(c)      2.60%      2.76%       2.50%
Portfolio turnover rate ...................        52%        60%           81%        57%         71%

--------------------------------------------------------------------------------
See footnote summary on page 25.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           -------------------------------------------------------
                                                                                   CLASS B
                                                           -------------------------------------------------------
                                                                                                       October 26,
                                                                   Year Ended December 31,             2001(e) to
                                                           ---------------------------------------    December 31,
                                                             2005      2004         2003     2002       2001(a)
                                                           -------   -------      -------   ------    ------------
Net asset value, beginning of period ....................  $ 18.83   $ 17.69      $ 15.27   $17.65    $      17.56
                                                           -------   -------      -------   ------    ------------
Income From Investment Operations
Net investment income (b) ...............................      .38       .43(c)       .36      .39             .06
Net realized and unrealized gain (loss) on
   investment transactions ..............................      .29      1.10         2.48    (2.27)            .03
                                                           -------   -------      -------   ------    ------------
Net increase (decrease) in net asset value from
   operations ...........................................      .67      1.53         2.84    (1.88)            .09
                                                           -------   -------      -------   ------    ------------
Less: Dividends and Distributions
Dividends from net investment income ....................     (.45)     (.39)        (.42)    (.31)             -0-
Distributions from net realized gain on investment
   transactions .........................................       -0-       -0-          -0-    (.19)             -0-
                                                           -------   -------      -------   ------    ------------
Total dividends and distributions .......................     (.45)     (.39)        (.42)    (.50)             -0-
                                                           -------   -------      -------   ------    ------------
Net asset value, end of period ..........................  $ 19.05   $ 18.83      $ 17.69   $15.27    $      17.65
                                                           =======   =======      =======   ======    ============
Total Return
Total investment return based on net asset value (d) ....     3.61%     8.79%       18.78%  (10.80)%           .51%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...............  $45,493   $45,047      $23,417   $3,302    $      1,570
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ..........      .96%      .96%        1.05%    1.05%           1.00%(f)
   Expenses, before waivers and reimbursements ..........      .96%     1.01%        1.05%    1.05%           1.00%(f)
   Net investment income ................................     2.04%     2.35%(c)     2.29%    2.51%           1.80%(f)
Portfolio turnover rate .................................       52%       60%          81%      57%             71%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and B shares was to decrease net investment income per share by $.02 and $.02, respectively, increase net realized and unrealized gain (loss) on investments per share by $.02 and $.02, respectively, and decrease the ratio of net investment income to average net assets from 2.61% to 2.50% for Class A and from 2.41% to 1.80% for Class B.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Commencement of distribution.

(f)   Annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Total Return Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Total Return Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

New York, New York
February 6, 2006

TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

For corporate shareholders, 48% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2005 qualifies for the corporate dividends received deduction.

TOTAL RETURN PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Total Return Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                               Voted For     Withheld Authority
                                             -------------   -------------------
      Ruth Block                              340,957,741        10,273,156
      David H. Dievler                        340,333,752        10,897,144
      John H. Dobkin                          340,541,359        10,689,538
      Michael J. Downey                       340,895,582        10,335,314
      William H. Foulk, Jr.                   340,477,311        10,753,585
      D. James Guzy                           340,313,267        10,917,629
      Marc O. Mayer                           340,857,320        10,373,576
      Marshall C. Turner, Jr.                 340,480,301        10,750,596

2. The amendment and restatement of the Fund's charter,which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                               Voted For        Voted Against       Abstained    Broker Non-Votes
                                             -------------   -------------------   -----------   ----------------
                                              329,393,925         7,649,880        14,187,089           0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                               Voted For        Voted Against       Abstained    Broker Non-Votes
                                             -------------   -------------------   -----------   ----------------
3.A.  Diversification                           8,730,410           132,878         1,019,519           0

3.B.  Issuing Senior Securities and             8,691,848           135,175         1,055,785           0
      Borrowing Money

3.C.  Underwriting Securities                   8,711,653           149,607         1,021,546           0

3.D.  Concentration of Investments              8,730,413           103,537         1,048,857           0

3.E.  Real Estate and Companies that            9,456,179           125,166           301,462           0
      Deal in Real Estate

3.F.  Commodities, Commodity                    9,385,414           184,483           312,910           0
      Contracts and Futures Contracts

3.G.  Loans                                     9,371,972           188,210           322,626           0

3.I.  Exercising Control                        8,777,137           126,321           979,350           0

3.J.  Other Investment Companies                8,800,857           141,576           940,374           0

3.L.  Purchases of Securities on Margin         8,754,386           176,287           952,134           0

3.M.  Short Sales                               8,766,077           164,592           952,138           0

3.N.  Pledging, Hypothecating,                  8,724,585           196,861           961,361           0
      Mortgaging, or Otherwise
      Encumbering Assets

3.O.  Illiquid or Restricted Securities         8,741,323           172,560           968,924           0

TOTAL RETURN PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited) (continued)          AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                               Voted For        Voted Against       Abstained    Broker Non-Votes
                                             -------------   -------------------   -----------   ----------------
3.T.     Securities of Issuers in which         8,732,067           199,199           951,541           0
         Officers, Directors, or Partners
         Have an Interest

3.V.     Purchasing Voting or Other
         Securities of Issuers                  8,792,722           139,831           950,254           0

3.W.     Repurchase Agreements                  8,831,558           120,876           930,373           0

4.B.     The reclassification as                8,737,897           176,988           967,923           0
         non-fundamental and with
         changes to the Portfolio's
         investment objective.

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and
  Independent Compliance Officer
Thomas J. Bardong, Vice President
John J. Kelley(2), Vice President
Stephen W. Pelensky(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1) Member of the Audit Committee, the Goverance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Portfolio's portfolio and Mr. John Kelley of the Global Credit Research Team is responsible for the day-to-day management of the debt component of the Portfolio's portfolio.

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                   PORTFOLIOS
                                                                     IN FUND                OTHER
       NAME, ADDRESS,                      PRINCIPAL                 COMPLEX             DIRECTORSHIP
       DATE OF BIRTH                     OCCUPATION(S)             OVERSEEN BY             HELD BY
      (YEAR ELECTED*)                 DURING PAST 5 YEARS           DIRECTOR               DIRECTOR
-------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +               Executive Vice President of             106       SCB Partners Inc.;
1345 Avenue of the Americas    Alliance Capital Management                            SCB, Inc.
New York, NY 10105             Corporation ("ACMC") since 2001
10/2/57                        and Chairman of the Board of
(2005)                         AllianceBernstein Investment
                               Research and Management, Inc.
                               ("ABIRM") since 2000; prior
                               thereto, Chief Executive Officer
                               of Sanford C. Bernstein & Co.,
                               LLC (institutional research and
                               brokerage arm of Bernstein & Co.
                               LLC ("SCB & Co.")) and its
                               predecessor since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, **   Investment adviser and an               108              None
2 Sound View Drive             independent consultant. He was
Suite 100                      formerly Senior Manager of
Greenwich, CT 06830            Barrett Associates, Inc., a
Chairman of the Board          registered investment adviser,
9/7/32                         with which he had been associated
(1990)                         since prior to 2001. He was
                               formerly Deputy Comptroller and
                               Chief Investment Officer of the
                               State of New York and, prior
                               thereto, Chief Investment Officer
                               of the New York Bank for Savings.

Ruth Block, #, ***             Formerly Executive Vice President       106              None
500 SE Mizner Blvd.            and Chief Insurance Officer of
Boca Raton, FL 33432           The Equitable Life Assurance
11/7/30                        Society of the United States;
(1992)                         Chairman and Chief Executive
                               Officer of Evlico (insurance);
                               Director of Avon, BP (oil and
                               gas), Ecolab Incorporated
                               (specialty chemicals), Tandem
                               Financial Group and Donaldson,
                               Lufkin & Jenrette Securities
                               Corporation; Governor at Large,
                               National Association of
                               Securities Dealers, Inc.

David H. Dievler, #            Independent consultant. Until           107              None
P.O. Box 167                   December 1994, he was Senior Vice
Spring Lake, NJ 07762          President of ACMC responsible for
10/23/29                       mutual fund administration. Prior
(1990)                         to joining ACMC in 1984, he was
                               Chief Financial Officer of
                               Eberstadt Asset Management since
                               1968. Prior to that, he was a
                               Senior Manager at Price
                               Waterhouse & Co. Member of
                               American Institute of Certified
                               Public Accountants since 1953.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                   PORTFOLIOS
                                                                     IN FUND                OTHER
       NAME, ADDRESS,                      PRINCIPAL                 COMPLEX             DIRECTORSHIP
       DATE OF BIRTH                     OCCUPATION(S)             OVERSEEN BY             HELD BY
      (YEAR ELECTED*)                 DURING PAST 5 YEARS           DIRECTOR               DIRECTOR
-------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #              Consultant. Formerly President of       106                  None
P.O. Box 12                    Save Venice, Inc. (preservation
Annandale, NY 12504            organization) from 2001-2002,
2/19/42                        Senior Advisor from June
(1992)                         1999-June 2000 and President of
                               Historic Hudson Valley (historic
                               preservation) from December
                               1989-May 1999. Previously,
                               Director of the National Academy
                               of Design and during 1988-1992,
                               Director and Chairman of the
                               Audit Committee of ACMC.

Michael J. Downey, #           Consultant since January 2004.          106         Asia Pacific Fund, Inc.,
c/o Alliance Capital           Formerly managing partner of                          and The Merger Fund
Management L.P.                Lexington Capital, LLC
1345 Avenue of the Americas    (investment advisory firm) from
New York, NY 10105             December 1997 until December
Attn: Philip L. Kirstein       2003. Prior thereto, Chairman and
1/26/44                        CEO of Prudential Mutual Fund
(2005)                         Management from 1987 to 1993.

D. James Guzy, #               Chairman of the Board of PLX            106             Intel Corporation
P.O. Box 128                   Technology (semi-conductors) and                       (semi-conductors);
Glenbrook, NV 89413            of SRC Computers Inc., with which                   Cirrus Logic Corporation
3/7/36                         he has been associated since                           (semi-conductors);
(2005)                         prior to 2001. He is also                             Novellus Corporation
                               President of the Arbor Company                           (semi-conductor
                               (private family investments).                           equipment); Micro
                                                                                     Component Technology
                                                                                  (semi-conductor equipment);
                                                                                      the Davis Selected
                                                                                       Advisors Group of
                                                                                       Mutual Funds; and
                                                                                          LogicVision

Marshall C. Turner, Jr., #     CEO of Toppan Photomasks, Inc.          106       Toppan Photomasks, Inc.; the
220 Montgomery Street          (semi-conductor manufacturing                       George Lucas Educational
Penthouse 10                   services), Austin, Texas, from                     Foundation; and Chairman of
San Francisco, CA 94104-3402   2003 to present, and President                          the Board of the
10/10/41                       since company acquired in 2005,                      Smithsonian's National
(2005)                         and name changed from DuPont                        Museum of Natural History
                               Photomasks. Prior to the
                               company's sale in 2005, he was
                               Chairman and CEO. He has also
                               been Principal of Turner Venture
                               Associates since 1993.

--------------------------------------------------------------------------------
*     There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**    Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

        NAME, ADDRESS*               PRINCIPAL POSITION(S)                     PRINCIPAL OCCUPATION
      AND DATE OF BIRTH                 HELD WITH FUND                         DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
Marc O. Mayer                  President and Chief Executive      See biography above.
10/2/57                        Officer

Philip L. Kirstein             Senior Vice President              Senior Vice President and Independent
5/29/45                        President and Independent          Compliance Officer of the AllianceBernstein
                               Compliance Officer                 Funds, with which he has been associated since
                                                                  October 2004. Prior thereto, he was Of Counsel
                                                                  to Kirkpatrick & Lockhart, LLP from 2003 to
                                                                  October 2004, and General Counsel of Merrill
                                                                  Lynch Investment Managers, L.P. since prior to
                                                                  2001 until March 2003.

Thomas J. Bardong              Vice President                     Senior Vice President of ACMC**, with which he
4/28/45                                                           has been associated since prior to 2001.

John J. Kelley                 Vice President                     Senior Vice President of ACMC**, with which he
2/29/60                                                           has been associated since prior to 2001.

Stephen W. Pelensky            Vice President                     Senior Vice President of ACMC**, with which he
9/8/55                                                            has been associated since prior to 2001.

Emilie D. Wrapp                Secretary                          Senior Vice President, Assistant General
11/13/55                                                          Counsel and Assistant Secretary of ABIRM**,
                                                                  with which she has been associated since prior
                                                                  to 2001.

Mark D. Gersten                Treasurer and Chief                Senior Vice President of Alliance Global
10/4/50                        Financial Officer                  Investor Services, Inc. ("AGIS")** and Vice
                                                                  President of ABIRM**, with which he has been
                                                                  associated since prior to 2001.

Thomas R. Manley               Controller                         Vice President of ACMC**, with which he has
8/3/51                                                            been associated since prior to 2001.

--------------------------------------------------------------------------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AGIS, ABIRM and SCB & Co. are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

TOTAL RETURN PORTFOLIO
CONTINUANCE DISCLOSURE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Total Return Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

      1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to two securities indices;

      2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

      5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

      7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

      8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

      9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

      10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

      11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

TOTAL RETURN PORTFOLIO
CONTINUANCE DISCLOSURE (continued)
                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

      12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

      13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

      14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 11 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 36 to 29 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods, and as compared to the Lehman Brothers U.S. Aggregate Index (the "LB Index") and the Standard & Poor's 500 Stock Index (the "S&P Index") for periods ended September 30, 2005 over the year to date, 1, 3-, 5- and 10-year and since inception periods (December 1992 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 4th

TOTAL RETURN PORTFOLIO
CONTINUANCE DISCLOSURE (continued)
                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

quintile in the 1-year period (adjusted to 5th quintile by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles), 3rd quintile in the 3-year period (adjusted to 4th quintile by the Senior Officer), and 1st quintile in the 5- and 10-year periods, and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 1-year period, 3rd quintile in the 3-year period (adjusted to 4th quintile by the Senior Officer) and 1st quintile in the 5- and 10-year periods. The comparative information showed that the Portfolio underperformed the LB Index in the 5-year period, outperformed the LB Index in the other periods reviewed, outperformed the S&P Index in the 5- and 10-year periods and underperformed the S&P Index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities and fixed income securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 55 basis points was slightly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 3 basis points and that as a result the Adviser's total compensation from the Portfolio pursuant to the Advisory Agreement was slightly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was somewhat higher than the Expense Group median and slightly higher than the Expense Universe median. The directors concluded that the Portfolio's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.

TOTAL RETURN PORTFOLIO
SENIOR OFFICER FEE EVALUATION    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Balanced Shares Portfolio (the "Fund")(2), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

      1. Management fees charged to institutional and other clients of the Adviser for like services.

      2. Management fees charged by other mutual fund companies for like services.

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

      4. Profit margins of the Adviser and its affiliates from supplying such services.

      5.    Possible economies of scale as the Fund grows larger.

      6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplate eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(3)

                                 Advisory Fee
                             Based on % of Average
Category                        Daily Net Assets                  Fund
--------------------------------------------------------------------------------
Balanced                   55 bp on 1st $2.5 billion   Balanced Shares Portfolio
                           45 bp on next $2.5 billion
                           40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                As a %
                                                              of average
Fund                                 Amount                daily net assets
--------------------------------------------------------------------------------
Balanced Shares Portfolio           $69,000                      0.03%

Set forth below are the Fund's latest fiscal year end gross expense ratios.

Fund                           Gross Expense Ratio            Fiscal Year
--------------------------------------------------------------------------------
Balanced Shares Portfolio        Class A 0.76%                December 31
                                 Class B 1.01%
--------------------------------------------------------------------------------

(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Prior to February 1, 2006, the Fund was known as AllianceBernstein Total Return Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                              Fee(4)
--------------------------------------------------------------------------------
Equity Blend                                             0.80%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                             Effective    Lipper
                            Management     Group
Fund                            Fee       Median     Rank
--------------------------------------------------------------------------------
Balanced Shares Portfolio     0.550        0.560     5/11

--------------------------------------------------------------------------------
(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.5

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

TOTAL RETURN PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                           Expense     Lipper     Lipper     Lipper     Lipper
                            Ratio     Universe   Universe     Group      Group
Fund                        (%)(8)   Median (%)    Rank     Median (%)   Rank
--------------------------------------------------------------------------------
Balanced Shares Portfolio   0.710       0.705      20/35       0.656      8/11

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

Fund                                   12b-1 Fee Received
--------------------------------------------------------------------------------
Balanced Shares Portfolio                   $92,987

--------------------------------------------------------------------------------
(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)   Most recent fiscal year end Class A share total expense ratio.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                Adviser
                                              Payments to
Fund                                             ABIRM
--------------------------------------------------------------------------------
Balanced Shares Portfolio                       $24,973

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

Although the Fund did not effect any brokerage transaction and pay commissions to the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), during the Fund's recent fiscal year, the potential for such events exist. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

--------------------------------------------------------------------------------
(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

(10)  The performance rankings are for the Class A shares of the Fund.

(11)  The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

TOTAL RETURN PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Balanced Shares Portfolio                          Group            Universe
--------------------------------------------------------------------------------
1 year                                              9/11              28/36
3 year                                              7/11              22/36
5 year                                              2/11               6/32
10 year                                             2/10               4/29

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                              Periods Ending September 30, 2005
                                                   Annualized Performance
--------------------------------------------------------------------------------------------
Fund                                    1 Year   3 Year   5 Year   10 Year   Since Inception
--------------------------------------------------------------------------------------------
Balanced Shares Portfolio                 8.08    11.72    4.52     9.52          9.28
Lehman Brothers Aggregate Bond Index      2.80     3.96    6.62     6.55          6.69
S&P 500 Index                            12.25    16.71   -1.49     9.49         10.52

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

(13)  The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

                     (This page left intentionally blank.)

                     (This page left intentionally blank.)

                     (This page left intentionally blank.)



[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2005


> ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


ANNUAL REPORT

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

INTERNATIONAL VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 9, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein research unit ("Bernstein"). In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, for the one-year period ended December 31, 2005 and since the Portfolio's Class A shares inception on May 10, 2001.

For the annual reporting period ended December 31, 2005, the Portfolio outperformed its benchmark due primarily to positive sector selection. Underweighted positions in the telecommunications and consumer cyclicals sectors enhanced the Portfolio's premium during the annual period under review, as did overweighted positions in the capital equipment, industrial commodities and finance sectors. Additionally, security selection within the finance and energy sectors added significantly to the Portfolio's relative return during the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

International equity markets posted healthy gains during the one-year period ended December 31, 2005. Throughout 2005, the market grappled with fears that surging oil prices, an expected slowdown in China and a decisive turn in the global interest-rate cycle would stifle economic and corporate profits growth. However, the global economy proved remarkably resilient. The sustained strength of the global economy ensured that corporate profitability exceeded expectations. Returns in local currencies were generally higher, reflecting the unexpected appreciation of the U.S. dollar. The dollar staged a modest broad-based rally despite widespread fears that the growing size of the U.S. current account deficit would undermine the currency. Energy and metals and mining stocks led the market globally in 2005 thanks to booming world demand, while media and telecommunications companies trailed.

The U.S. economy has shrugged off the effects of the post-Hurricane Katrina dip. European area growth picked up in the third quarter of 2005, giving the European Central Bank the confidence to raise interest rates for the first time in five years. Chinese economic activity remained strong, with rising imports helping to support commodity prices. Additionally, there is growing evidence of a durable recovery in Japan. However, the global economic outlook is not without risks. The European consumer remains cautious, and the U.S. is vulnerable to a slowdown in housing. Japan has little, if any, room to ease monetary policy or increase public spending if the recovery there stalls.

Valuations remain compressed, presenting relatively few opportunities to exploit misvaluations between sectors. Within the very compressed market, the Portfolio is broadly diversified across sectors, but there are nevertheless themes arising from bottom-up stock selection. For example, the Portfolio has broad exposure to financials. During the reporting period, the Portfolio's management team favored several capital equipment companies, including aerospace and auto holdings, and maintained a bias towards energy stocks.


1


INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND FAR EAST (EAFE) INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein International Value Portfolio.

A WORD ABOUT RISK

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                          RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                           ------------------------------------
PERIODS ENDED DECEMBER 31, 2005                                1 YEAR       SINCE INCEPTION*
----------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio Class A        16.92%            15.81%
----------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio Class B        16.58%            15.93%
----------------------------------------------------------------------------------------------
MSCI EAFE Index                                                13.54%             6.71%
----------------------------------------------------------------------------------------------

* Since inception of the Portfolio's Class A shares on 5/10/01 and Class B shares on 8/15/01. The since inception return for the benchmark is from the Portfolio's Class A shares inception date.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/10/01*-12/31/05

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A: $19,770
MSCI EAFE INDEX: $13,518

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                      AllianceBernstein International
                          Value Portfolio Class A         MSCI EAFE Index
-------------------------------------------------------------------------------
        5/10/01*                $ 10,000                     $ 10,000
       12/31/01                 $  9,870                     $  8,499
       12/31/02                 $  9,362                     $  7,144
       12/31/03                 $ 13,515                     $  9,901
       12/31/04                 $ 16,909                     $ 11,906
       12/31/05                 $ 19,770                     $ 13,518


*  Since inception of the Portfolio's Class A shares on 5/10/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio Class A shares (from 5/10/01* to 12/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                       BEGINNING            ENDING
                                     ACCOUNT VALUE      ACCOUNT VALUE      EXPENSES PAID     ANNUALIZED
INTERNATIONAL VALUE PORTFOLIO        JULY 1, 2005     DECEMBER 31, 2005    DURING PERIOD*   EXPENSE RATIO*
-------------------------------       ---------------    ------------------    --------------    --------------
CLASS A
Actual                                   $1,000           $1,179.45            $4.72            0.86%
Hypothetical (5% return before
  expenses)                              $1,000           $1,020.87            $4.38            0.86%

CLASS B
Actual                                   $1,000           $1,178.09            $6.09            1.11%
Hypothetical (5% return before
  expenses)                              $1,000           $1,019.61            $5.65            1.11%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
ING Groep N.V.                                  $ 32,527,756            3.6%
Orix Corp.                                        27,514,658            3.1
Renault, SA                                       25,460,936            2.8
Honda Motor Co., Ltd.                             24,141,561            2.7
Sumitomo Mitsui Financial Group, Inc.             23,262,711            2.6
Canon, Inc.                                       22,247,349            2.5
Sanofi-Aventis                                    22,046,783            2.5
Continental AG                                    21,646,347            2.4
Arcelor                                           21,562,660            2.4
British American Tobacco Plc                      20,735,070            2.3
                                                ------------          -----
                                                $241,145,831           26.9%

SECTOR DIVERSIFICATION
DECEMBER 31, 2005
                                                                    PERCENT OF
SECTOR                                          U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Financial                                       $278,580,422           31.0%
Energy                                           120,008,097           13.4
Capital Equipment                                108,817,214           12.1
Industrial Commodities                            79,149,752            8.8
Comsumer Staples                                  72,560,169            8.1
Technology/Electronics                            55,296,764            6.2
Utilities                                         50,200,197            5.6
Telecommunications                                34,712,040            3.9
Medical                                           31,485,675            3.5
Construction & Housing                            10,023,629            1.1
Transportation                                     6,209,597            0.7
Consumer Cyclical                                  2,641,199            0.3
                                                ------------          -----
Total Investments*                               849,684,755           94.7
Cash and receivables, net of liabilities          47,579,166            5.3
                                                ------------          -----
Net Assets                                      $897,263,921          100.0%


*  Excludes short-term investments.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


5


INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COUNTRY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
United Kingdom                                  $192,653,206           21.5%
France                                           149,879,717           16.7
Japan                                            142,306,086           15.9
Germany                                           88,825,460            9.9
Korea                                             48,685,202            5.4
Spain                                             32,581,843            3.6
Netherlands                                       32,527,756            3.6
Singapore                                         22,405,690            2.5
Taiwan                                            19,612,264            2.2
Italy                                             19,298,238            2.1
Canada                                            18,670,444            2.1
Switzerland                                       18,633,459            2.1
Brazil                                            18,078,273            2.0
Belgium                                           15,724,559            1.8
China                                             13,327,491            1.5
Other*                                            16,475,067            1.8
                                                ------------          -----
Total Investments**                              849,684,755           94.7
Cash and receivables, net of liabilities          47,579,166            5.3
                                                ------------          -----
Net Assets                                      $897,263,921          100.0%


* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Hungary, Israel and Sweden.

**  Excludes short-term investments.


6


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-94.7%
FINANCIAL-31.0%
BANKING-17.9%
Bank Hapoalim  Ltd. (Israel)                          990,700      $  4,569,419
Bank Leumi Le-Israel  (Israel)                        372,300         1,420,755
Barclays Plc (United Kingdom)                       1,812,700        19,016,422
BNP Paribas, SA (France)                               36,200         2,924,320
Credit Agricole, SA (France)                          432,270        13,590,255
Credit Suisse Group (Switzerland)                     365,800        18,633,459
Depfa Bank Plc (Germany)                              360,460         5,321,531
HBOS Plc (United Kingdom)                           1,065,100        18,171,766
Kookmin Bank (Korea) (a)                              135,800        10,234,797
Royal Bank of Scotland Group Plc (United Kingdom)     684,100        20,644,211
Shinhan Financial Group Co., Ltd. (Korea) (a)         237,280         9,543,349
Societe Generale (France)                             111,420        13,692,710
Sumitomo Mitsui Financial Group, Inc. (Japan)           2,202        23,262,711
                                                                   ------------
                                                                    161,025,705
                                                                   ------------
FINANCIAL SERVICES-3.1%
Orix Corp. (Japan)                                    108,100        27,514,658
                                                                   ------------
INSURANCE-10.0%
Assurance Generales de France (France)                179,700        17,801,498
Aviva Plc (United Kingdom)                          1,247,897        15,128,622
Friends Provident Plc (United Kingdom)              2,061,380         6,716,475
ING Groep N.V. (Netherlands)                          937,671        32,527,756
Muenchener Rueckversicherungs - Gesellschaft
  AG (Germany)                                        131,800        17,865,708
                                                                   ------------
                                                                     90,040,059
                                                                   ------------
                                                                    278,580,422
                                                                   ------------
ENERGY-13.4%
ENERGY SOURCES-13.4%
BP Plc (United Kingdom)                             1,169,600        12,523,268
Canadian Natural Resources Ltd. (Canada)              376,600        18,670,444
China Petrolium & Chemical Corp. (China)           18,094,000         9,016,437
Eni S.p.A (Italy)                                     627,900        17,545,005
MOL Magyar Olaj-es Gazipari Rt. (Hungary)              31,600         2,965,542
MOL Magyar Olaj-es Gazipari Rt. (GDR) (Hungary)        34,630         3,228,022
PetroChina Co., Ltd. (China)                        5,264,000         4,311,054
Petroleo Brasilerio, SA (ADR) (Brazil) (a)            264,000        16,993,680
Repsol YPF, SA (Spain)                                531,700        15,564,214
Total, SA (France)                                     76,100        19,190,431
                                                                   ------------
                                                                    120,008,097
                                                                   ------------
CAPITAL EQUIPMENT-12.1%
AEROSPACE & DEFENSE-2.5%
BAE Systems Plc (United Kingdom)                    1,376,000         9,044,941
European Aeronautic Defence and Space Co. (France)    360,900        13,610,124
                                                                   ------------
                                                                     22,655,065
                                                                   ------------
AUTOMOBILES-8.4%
Continental AG (Germany)                              244,400        21,646,347
Honda Motor Co., Ltd. (Japan)                         418,300        24,141,561
Hyundai Motor Co., Ltd. (Korea) (a)                    43,140         4,103,999
Renault, SA (France)                                  312,700        25,460,936
                                                                   ------------
                                                                     75,352,843
                                                                   ------------
MACHINERY & ENGINEERING-1.2%
MAN AG (Germany)                                      202,700        10,809,306
                                                                   ------------
                                                                    108,817,214
                                                                   ------------
INDUSTRIAL COMMODITIES-8.8%
CHEMICAL-0.1%
Mitsui Chemicals, Inc. (Japan)                         77,000           517,049
                                                                   ------------
FOREST & PAPER-0.6%
Svenska Cellulosa AB Cl. B (Sweden)                   114,800         4,291,329
Votorantim Celulose e Papel, SA (ADR) (Brazil)         88,250         1,084,593
                                                                   ------------
                                                                      5,375,922
                                                                   ------------
METAL-NONFERROUS-1.6%
Xstrata Plc (United Kingdom)                          636,270        14,884,704
                                                                   ------------
METAL-STEEL-6.5%
Arcelor (France)                                      870,460        21,562,660
JFE Holdings, Inc. (Japan)                            616,600        20,633,803
POSCO (Korea)                                          81,300        16,175,614
                                                                   ------------
                                                                     58,372,077
                                                                   ------------
                                                                     79,149,752
                                                                   ------------
CONSUMER STAPLES-8.1%
BEVERAGES & TOBACCO-4.3%
British American Tobacco Plc (United Kingdom)         927,900        20,735,070
Japan Tobacco, Inc. (Japan)                             1,216        17,779,358
                                                                   ------------
                                                                     38,514,428
                                                                   ------------


7


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS-3.8%
Delhaize Group (Belgium)                              240,189      $ 15,724,559
J Sainsbury Plc (United Kingdom)                    2,451,800        13,294,119
Tate & Lyle Plc (United Kingdom)                      519,400         5,027,063
                                                                   ------------
                                                                     34,045,741
                                                                   ------------
                                                                     72,560,169
                                                                   ------------
TECHNOLOGY/ELECTRONICS-6.2%
DATA PROCESSING-2.5%
Canon, Inc. (Japan)                                   379,000        22,247,349
                                                                   ------------
ELECTRICAL & ELECTRONICS-0.6%
Compal Electronics, Inc. (GDR) (Taiwan)             1,242,544         5,599,276
                                                                   ------------
ELECTRONIC COMPONENTS & INSTRUMENTS-3.1%
Flextronics International Ltd. (Singapore) (a)        460,700         4,809,708
Samsung Electronics Co., Ltd. (Korea)                  13,410         8,627,443
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR) (Taiwan)                                    1,414,025        14,012,988
                                                                   ------------
                                                                     27,450,139
                                                                   ------------
                                                                     55,296,764
                                                                   ------------
UTILITIES-5.6%
ELECTRIC & GAS-5.6%
E.ON AG (Germany) (a)                                 192,800        19,937,336
Endesa, SA (Spain)                                    649,359        17,017,629
RWE AG (Germany)                                      180,000        13,245,232
                                                                   ------------
                                                                     50,200,197
                                                                   ------------
TELECOMMUNICATIONS-3.9%
TELECOMMUNICATIONS-3.9%
Singapore Telecommunications Ltd. (Singapore)      11,236,643        17,595,982
Vodafone Group Plc (United Kingdom)                 7,953,800        17,116,058
                                                                   ------------
                                                                     34,712,040
                                                                   ------------
MEDICAL-3.5%
HEALTH & PERSONAL CARE-3.5%
GlaxoSmithKline Plc (United Kingdom)                  373,900         9,438,892
Sanofi-Aventis  (France)                              251,827        22,046,783
                                                                   ------------
                                                                     31,485,675
                                                                   ------------
CONSTRUCTION & HOUSING-1.1%
BUILDING MATERIALS-0.2%
Buzzi Unicem SpA (Italy)                              111,900         1,753,233
                                                                   ------------
CONSTRUCTION & HOUSING-0.9%
George Wimpey  Plc (United Kingdom)                   336,800         2,788,841
Persimmon Plc (United Kingdom)                         79,131         1,709,882
Taylor Woodrow Plc (United Kingdom)                   574,800         3,771,673
                                                                   ------------
                                                                      8,270,396
                                                                   ------------
                                                                     10,023,629
                                                                   ------------
TRANSPORTATION-0.7%
TRANSPORTATION-SHIPPING-0.7%
Mitsui OSK Lines Ltd. (Japan)                         710,000         6,209,597
                                                                   ------------
CONSUMER CYCLICALS-0.3%
LEISURE & TOURISM-0.3%
Whitbread Plc (United Kingdom)                        161,914         2,641,199
                                                                   ------------
Total Common Stocks
  (cost $696,056,520)                                               849,684,755
                                                                   ------------
SHORT-TERM INVESTMENT-4.3%
TIME DEPOSIT-4.3%
The Bank of New York
  3.25%, 1/03/06
  (cost $38,890,000)                                 $ 38,890        38,890,000
                                                                   ------------
TOTAL INVESTMENTS-99.0%
  (cost $734,946,520)                                               888,574,755
Other assets less liabilities-1.0%                                    8,689,166
                                                                   ------------
NET ASSETS-100%                                                    $897,263,921
                                                                   ============


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

FORWARD EXCHANGE CURRENCY CONTRACT (SEE NOTE D)

                                       U.S. $
                        CONTRACT      VALUE ON        U.S. $
                         AMOUNT      ORIGINATION     CURRENT      UNREALIZED
                         (000)          DATE          VALUE      DEPRECIATION
-------------------------------------------------------------------------------
SALE CONTRACT
Swedish Krona,
  settling 3/15/06       20,780      $2,625,030     $2,629,053      $(4,023)


FINANCIAL FUTURES CONTRACTS PURCHASED (SEE NOTE D)

                                                      VALUE AT
             NUMBER OF    EXPIRATION    ORIGINAL     DECEMBER 31,   UNREALIZED
TYPE         CONTRACTS      MONTH        VALUE          2005       APPRECIATION
-------------------------------------------------------------------------------
EURO STOXX                  March
50 Index        284         2006      $11,887,520    $12,063,788     $176,268


(a)  Non-income producing security.

Glossary of Terms:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

See Notes to Financial Statements.


9


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $734,946,520)       $888,574,755
  Cash                                                                   945
  Foreign cash, at value (cost $9,846,200)                         9,829,727(a)
  Receivable for capital stock sold                                2,077,313
  Receivable for investment securities sold                        1,224,534
  Dividends and interest receivable                                1,081,170
                                                                ------------
  Total assets                                                   902,788,444
                                                                ------------
LIABILITIES
  Unrealized depreciation of forward exchange
    currency contracts                                                 4,023
  Payable for investment securities purchased                      4,060,294
  Advisory fee payable                                               527,837
  Payable for capital stock redeemed                                 430,893
  Distribution fee payable                                           171,800
  Payable for variation margin on futures contracts                  104,230
  Transfer agent fee payable                                              65
  Accrued expenses                                                   225,381
                                                                ------------
  Total liabilities                                                5,524,523
                                                                ------------
NET ASSETS                                                      $897,263,921
                                                                ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $     47,382
  Additional paid-in capital                                     713,922,951
  Undistributed net investment income                              5,617,106
  Accumulated net realized gain on investment and foreign
    currency transactions                                         23,902,521
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                  153,773,961
                                                                ------------
                                                                $897,263,921
                                                                ============
CLASS A SHARES
  Net assets                                                    $ 56,691,574
                                                                ============
  Shares of capital stock outstanding                              2,973,404
                                                                ============
  Net asset value per share                                     $      19.07
                                                                ============
CLASS B SHARES
  Net assets                                                    $840,572,347
                                                                ============
  Shares of capital stock outstanding                             44,408,361
                                                                ============
  Net asset value per share                                     $      18.93
                                                                ============


(a) An amount of U.S. $857,376 has been segregated as collateral for the forward exchange currency contract and the financial futures contracts outstanding at December 31, 2005.

See Notes to Financial Statements.


10


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,357,795)          $ 11,797,123
  Interest                                                              413,890
                                                                   ------------
  Total investment income                                            12,211,013
                                                                   ------------
EXPENSES
  Advisory fee                                                        4,131,454
  Distribution fee -- Class B                                         1,250,382
  Custodian                                                             400,925
  Printing                                                               88,833
  Administrative                                                         75,250
  Audit                                                                  41,750
  Legal                                                                  14,699
  Directors' fees                                                         1,000
  Transfer agency                                                           794
  Miscellaneous                                                          21,847
                                                                   ------------
  Total expenses                                                      6,026,934
  Less expenses waived and reimbursed by the Adviser
    (see Note B)                                                        (16,750)
                                                                   ------------
  Net expenses                                                        6,010,184
                                                                   ------------
  Net investment income                                               6,200,829
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                          23,014,532
    Futures                                                           1,040,735
    Foreign currency transactions                                      (520,951)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                      77,296,371
    Futures                                                             110,134
    Foreign currency denominated assets and liabilities                (112,256)
                                                                   ------------
  Net gain on investment and foreign currency transactions          100,828,565
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $107,029,394
                                                                   ============


See Notes to Financial Statements.


11


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                   YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2005             2004
                                                  ============     ============
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                           $  6,200,829     $  2,393,006
  Net realized gain on investment and
    foreign currency transactions                   23,534,316        9,024,108
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and
    liabilities                                     77,294,249       44,687,280
                                                  ------------     ------------
  Net increase in net assets from operations       107,029,394       56,104,394
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                           (300,646)        (191,011)
    Class B                                         (2,221,447)        (705,496)
  Net realized gain on investment and
    foreign currency transactions
    Class A                                           (817,290)         (78,951)
    Class B                                         (7,232,618)        (352,748)
CAPITAL STOCK TRANSACTIONS
  Net increase                                     469,268,777      132,797,869
                                                  ------------     ------------
  Total increase                                   565,726,170      187,574,057
NET ASSETS
  Beginning of period                              331,537,751      143,963,694
                                                  ------------     ------------
  End of period (including undistributed
    net investment income of $5,617,106
    and $2,459,321, respectively)                 $897,263,921     $331,537,751
                                                  ============     ============


See Notes to Financial Statements.


12


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein International Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 10, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes toFinancial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


13


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2005, there were no expenses waived by the Adviser.

Effective January 1, 2004 through September 6, 2004, in connection with the Adviser's settlement with the New York Attorney General's Office ("NYAG") the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2005, such reimbursement amounted to $75,250 of which $16,750 was voluntarily waived by the Adviser.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005, amounted to $1,473,388, of which $61,791 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $ 526,380,559    $  96,831,011
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                              $ 745,936,429
                                                                  =============
Gross unrealized appreciation                                     $ 148,795,339
Gross unrealized depreciation                                        (6,157,013)
                                                                  -------------
Net unrealized appreciation                                       $ 142,638,326
                                                                  =============

1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.


15


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              528,832       738,827   $   9,037,927   $  10,579,597
Shares issued in
  reinvestment
  of dividends and
  distributions           69,653        19,619       1,117,935         269,962
Shares redeemed         (444,976)     (290,296)     (7,683,497)     (4,116,268)
                     -----------   -----------   -------------   -------------
Net increase             153,509       468,150   $   2,472,365   $   6,733,291
                     ===========   ===========   =============   =============

CLASS B
Shares sold           27,316,701     9,118,920   $ 468,166,930   $ 131,486,643
Shares issued in
  reinvestment
  of dividends and
  distributions          592,360        77,188       9,454,065       1,058,244
Shares redeemed         (628,505)     (455,690)    (10,824,583)     (6,480,309)
                     -----------   -----------   -------------   -------------
Net increase          27,280,556     8,740,418   $ 466,796,412   $ 126,064,578
                     ===========   ===========   =============   =============

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $    5,167,063   $    1,328,206
  Net long-term capital gains               $    5,404,938   $           -0-
                                            --------------   --------------
Total distributions paid                    $   10,572,001   $    1,328,206
                                            ==============   ==============


17


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   21,844,176
Undistributed long-term capital gains                            18,982,242
Accumulated capital and other losses                               (320,905)(a)
Unrealized appreciation/(depreciation)                          142,788,075(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $  183,293,588
                                                             ==============

(a) Net foreign currency losses and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October foreign currency losses of $2,951, and post-October passive foreign investment company losses of $317,954.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies, and the recognition for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency gains and losses, resulted in a net decrease in undistributed net investment income, and an increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.


19


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


20


INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                                               MAY 10, 2001(a)
                                                           YEAR ENDED DECEMBER 31,                   TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.70       $13.45        $9.35        $9.87       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                     .26          .20          .13          .13          .04
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  2.49         3.16         4.01         (.64)        (.17)
Net increase (decrease) in net asset
  value from operations                         2.75         3.36         4.14         (.51)        (.13)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.10)        (.08)        (.04)        (.01)          -0-
Distributions from net realized gain on
  investment transactions                       (.28)        (.03)          -0-          -0-          -0-
Total dividends and distributions               (.38)        (.11)        (.04)        (.01)          -0-
Net asset value, end of period                $19.07       $16.70       $13.45        $9.35        $9.87

TOTAL RETURN
Total investment return based on net
  asset value (d)                              16.92%       25.12%       44.36%       (5.15)%      (1.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $56,692      $47,095      $31,628      $14,391       $3,913
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .86%         .95%        1.20%        1.17%         .95%(e)
  Expenses, before waivers and
    reimbursements                               .87%        1.13%        1.49%        2.20%        8.41%(e)
  Net investment income (c)                     1.54%        1.42%        1.16%        1.30%         .59%(e)
Portfolio turnover rate                           18%          23%          14%          19%          22%


See footnote summary on page 22.


21


INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                                              AUGUST 15, 2001(f)
                                                           YEAR ENDED DECEMBER 31,                   TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.61       $13.39        $9.33        $9.87       $10.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                     .19          .15          .08          .08          .01
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  2.50         3.16         4.01         (.61)        (.39)
Net increase (decrease) in net asset
  value from operations                         2.69         3.31         4.09         (.53)        (.38)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.09)        (.06)        (.03)        (.01)          -0-
Distributions from net realized gain
  on investment transactions                    (.28)        (.03)          -0-          -0-          -0-
Total dividends and distributions               (.37)        (.09)        (.03)        (.01)          -0-
Net asset value, end of period                $18.93       $16.61       $13.39        $9.33        $9.87

TOTAL RETURN
Total investment return based on
  net asset value (d)                          16.58%       24.86%       43.95%       (5.36)%      (3.71)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $840,572     $284,443     $112,336      $26,133       $1,828
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.11%        1.20%        1.45%        1.44%        1.20%(e)
  Expenses, before waivers and
    reimbursements                              1.12%        1.38%        1.74%        2.47%        9.31%(e)
  Net investment income (c)                     1.08%        1.07%         .38%         .86%         .17%(e)
Portfolio turnover rate                           18%          23%          14%          19%          22%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of distribution.


22


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 6, 2006


23


INTERNATIONAL VALUE PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein International Value Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                              VOTED FOR       WITHHELD AUTHORITY
                          -----------------   ------------------
Ruth Block                   340,957,741          10,273,156
David H. Dievler             340,333,752          10,897,144
John H. Dobkin               340,541,359          10,689,538
Michael J. Downey            340,895,582          10,335,314
William H. Foulk, Jr.        340,477,311          10,753,585
D. James Guzy                340,313,267          10,917,629
Marc O. Mayer                340,857,320          10,373,576
Marshall C. Turner, Jr.      340,480,301          10,750,596


2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                          VOTED FOR     VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
                                          329,393,925      7,649,880      14,187,089               0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                          VOTED FOR     VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
3.A.   Diversification                     33,823,179      1,065,743       1,240,825               1

3.B.   Issuing Senior Securities           33,629,771      1,278,785       1,221,191               1
       and Borrowing Money

3.D.   Concentration of Investments        33,977,539        959,355       1,192,854               1

3.E.   Real Estate and Companies           34,081,553        934,274       1,113,920               1
       that Deal in Real Estate

3.F.   Commodities, Commodity              33,572,262      1,420,144       1,137,342               1
       Contracts and Futures Contracts

3.G.   Loans                               33,607,220      1,304,672       1,217,855               1

3.I.   Exercising Control                  34,062,394        848,741       1,218,612               1

3.N.   Pledging, Hypothecating,            33,419,882      1,444,295       1,265,570               1
       Mortgaging, or Otherwise
       Encumbering Assets

4.A.   The reclassification of the         33,583,833      1,247,242       1,298,672               1
       Portfolio's fundamental
       investment objective as non-
       fundamental with no change
       to the investment objective.



24


INTERNATIONAL VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer THOMAS J. BARDONG, Vice President
HENRY S. D'AURIA(2), Vice President
SHARON E. FAY(2), Vice President
GIULIO A. MARTINI(2), Vice President
KEVIN F. SIMMS(2), Vice President
EMILIE D. WRAPP, Secretary
MARK D. GERSTEN, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry D'Auria and Mr. Giulio A. Martini are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


25


INTERNATIONAL VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                      IN FUND           OTHER
   NAME, ADDRESS,                            PRINCIPAL                                 COMPLEX       DIRECTORSHIP
   DATE OF BIRTH                           OCCUPATION(S)                             OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                          DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of Alliance Capital          106         SCB Partners,
1345 Avenue of the Americas        Management Corporation ("ACMC") since                            Inc.; SCB, Inc.
New York, NY 10105                 2001 and Chairman of the Board of
10/2/57                            AllianceBernstein Investment Research and
(2005)                             Management, Inc. ("ABIRM") since 2000;
                                   prior thereto, Chief Executive Officer
                                   of Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm
                                   of Bernstein & Co. LLC ("SCB & Co."))
                                   and its predecessor since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **       Investment adviser and an independent                 108             None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
Chairman of the Board              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief           106             None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   Governor at Large, National Association of
                                   Securities Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December                107             None
P.O. Box 167                       1994, he was Senior Vice President of ACMC
Spring Lake, NJ 07762              responsible for mutual fund administration. Prior
10/23/29                           to joining ACMC in 1984, he was Chief Financial
(1990)                             Officer of Eberstadt Asset Management since
                                   1968. Prior to that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member of American
                                   Institute of Certified Public Accountants since
                                   1953.



26


INTERNATIONAL VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                     PORTFOLIOS
                                                                                      IN FUND           OTHER
   NAME, ADDRESS,                            PRINCIPAL                                 COMPLEX       DIRECTORSHIP
   DATE OF BIRTH                           OCCUPATION(S)                             OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                          DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

John H. Dobkin, #                  Consultant. Formerly President of Save Venice,        106             None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004. Formerly               106        Asia Pacific Fund,
c/o Alliance Capital               managing partner of Lexington Capital, LLC                     Inc., and The Merger
Management L.P.                    (investment advisory firm) from December 1997                         Fund
1345 Avenue of the Americas        until December 2003. Prior thereto, Chairman
New York, NY 10105                 and CEO of Prudential Mutual Fund Management
Attn: Philip L. Kirstein           from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX Technology               106        Intel Corporation
P.O. Box 128                       (semi-conductors) and of SRC Computers Inc.,                     (semi-conductors);
Glenbrook, NV 89413                with which he has been associated since prior                 Cirrus Logic Corporation
3/7/36                             to 2001. He is also President of the Arbor                       (semi-conductors);
(2005)                             Company (private family investments).                           Novellus Corporation
                                                                                                 (semi-conductor equipment);
                                                                                                      Micro Component
                                                                                                 Technology (semi-conductor
                                                                                                   equipment); the Davis
                                                                                                  Selected Advisors Group
                                                                                                    of Mutual Funds; and
                                                                                                        LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                 106         Toppan Photomasks,
220 Montgomery Street              conductor manufacturing services), Austin,                        Inc.; the George
Penthouse 10                       Texas, from 2003 to present, and President                        Lucas Educational
San Francisco, CA 94104-3402       since company acquired in 2005, and name                           Foundation; and
10/10/1941                         changed from DuPont Photomasks.  Prior to                          Chairman of the
(2005)                             the company's sale in 2005, he was Chairman                          Board of the
                                   and CEO.  He has also been Principal of                             Smithsonian's
                                   Turner Venture Associates since 1993.                             National Museum of
                                                                                                       Natural History



*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


27


INTERNATIONAL VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*          PRINCIPAL POSITION(S) HELD                  PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                WITH FUND                             DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief        See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein            Senior Vice President      Senior Vice President and Independent Compliance
5/29/45                       and Independent            Officer of the AllianceBernstein Funds, with which he
                              Compliance Officer         has been associated since October 2004. Prior thereto,
                                                         he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                         from October 2003 to October 2004, and General
                                                         Counsel of Merrill Lynch Investment Managers, L.P.
                                                         since prior to 2001 until March 2003.

Thomas J. Bardong             Vice President             Senior Vice President of ACMC**, with which he has
4/28/45                                                  been associated since prior to 2001.

Henry S. D'Auria              Vice President             Senior Vice President of ACMC**, with which he has
12/23/61                                                 been associated since prior to 2001. He has served as
                                                         Chief Investment Officer of Emerging Markets Value
                                                         Equities since 2002 and Co-Chief Investment Officer of
                                                         International Value Equities at ACMC** since June
                                                         2003.

Sharon E. Fay                 Vice President             Executive Vice President of ACMC**, with which she
6/19/60                                                  has been associated since prior to 2001. She has served
                                                         as Chief Investment Officer of Global Value Equities
                                                         since June 2003 and of U.K. and European Value
                                                         Equities since prior to 2001. She has also chaired the
                                                         Global, European, and U.K. Value Investment Policy
                                                         Groups since prior to 2001.

Giulio A. Martini             Vice President             Senior Vice President of ACMC**, with which he has
7/2/55                                                   been associated since prior to 2001. He has served as
                                                         Head of Quantitative and Currency Strategies Value
                                                         Equities since July 2003.

Kevin F. Simms                Vice President             Senior Vice President of ACMC** and a Co-Chief
3/23/66                                                  Investment Officer of International Value Equities
                                                         since 2003, which he assumed in addition to his role as
                                                         Director of Research of Global and International Value
                                                         Equities at ACMC** since prior to 2001.

Emilie D. Wrapp               Secretary                  Senior Vice President, Assistant General Counsel and
11/13/55                                                 Assistant Secretary of ABIRM**, with which she has
                                                         been associated since prior to 2001.



28


INTERNATIONAL VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


   NAME, ADDRESS*          PRINCIPAL POSITION(S) HELD                  PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                WITH FUND                             DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Mark D. Gersten               Treasurer and Chief        Senior Vice President of Alliance Global Investor
10/4/50                       Financial Officer          Services, Inc. ("AGIS")** and Vice President of
                                                         ABIRM**, with which he has been associated since
                                                         prior to 2001.

Thomas R. Manley              Controller                 Vice President of ACMC**, with which he has been
8/3/51                                                   associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


29


INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein International Value Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that in the Portfolio's latest fiscal year the Adviser had waived reimbursement payments from the Portfolio in light of the expense caps currently in effect for the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation


31


INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 10 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 12 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1- and 3-year periods, and as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the "Index") for periods ended September 30, 2005 over the year to date, 1- and 3-year and since inception periods (May 2001 inception). The directors noted that in the Performance Group and Performance Universe comparisons, the Portfolio was in the 1st quintile in all


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

periods reviewed. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was highly satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information provided by the Adviser that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than that paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was materially lower than the Expense Group median. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 3 basis points had been waived by the Adviser. The directors also noted that the Portfolio's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly less than the cap), was slightly lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Portfolio's expense ratio was satisfactory.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors


33


INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


34


INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein International Value Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS
The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                        ADVISORY FEE
                    BASED ON % OF AVERAGE
CATEGORY              DAILY NET ASSETS                        FUND
-------------------------------------------------------------------------------
International     75 bp on 1st $2.5 billion       International Value Portfolio
                  65 bp on next $2.5 billion
                  60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                AS A %
                                                              OF AVERAGE
FUND                                      AMOUNT           DAILY NET ASSETS
-------------------------------------------------------------------------------
International Value Portfolio(3)          $69,000                0.03%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(3)  The expense reimbursement has been waived by the Adviser.


35


INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Fund was operating below its expense cap in the latest fiscal year; accordingly, the expense limitation undertaking of that Fund was of no effect. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.

                    EXPENSE CAP PURSUANT TO
                      EXPENSE LIMITATION          GROSS            FISCAL
FUND                     UNDERTAKING          EXPENSE RATIO       YEAR END
-------------------------------------------------------------------------------
International Value     Class A  1.20%            1.13%          December 31
Portfolio               Class B  1.45%            1.38%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                      NET ASSETS                             EFFECTIVE ALLIANCE
                       09/30/05    ALLIANCE INSTITUTIONAL      INSTITUTIONAL
FUND                    ($MIL)          FEE SCHEDULE            ADVISORY FEE
-------------------------------------------------------------------------------
International Value     $714.8    International Strategic          0.528%
Portfolio                         Value Schedule
                                  90 bp on 1st $25 m
                                  70 bp on next $25 m
                                  60 bp on next $50 m
                                  50 bp on the balance
                                  Minimum account size $25 m


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                          ACITM MUTUAL FUND(4)                FEE
-------------------------------------------------------------------------------
International Value        Alliance International Value           0.30%
Portfolio                  TRB (Sumitomo)(5)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

FUND                                                  FEE SCHEDULE
-------------------------------------------------------------------------------
International Value        Client # 1          0.65% on first $75 million
Portfolio                                      0.50% on next $25 million
                                               0.40% on next $200 million
                                               0.35% on next $450 million
                                               0.30% thereafter

                           Client # 2(6)       0.60% on first $1 billion
                                               0.55% on next $500 million
                                               0.50% on next $500 million
                                               0.45% on next $500 million
                                               0.40% thereafter

                           Client # 3          Base fee of
                                               0.22% on first $1 billion
                                               0.18% on next $1.5 billion
                                               0.16% thereafter
                                               +/- Performance Fee(7)

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers.


(4)  The name in parenthesis is the distributor of the fund.

(5)  The ACITM fund is not a retail fund.

(6)  This is the fee schedule of a fund managed by an affiliate of the Adviser.

(7) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60 month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.23%.


37


INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(8)

                                    EFFECTIVE       LIPPER
                                    MANAGEMENT      GROUP
FUND                                   FEE          MEDIAN         RANK
-------------------------------------------------------------------------------
International Value Portfolio         0.750          0.852         2/10

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(9) and Lipper Expense Universe(10). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                      EXPENSE      LIPPER      LIPPER      LIPPER      LIPPER
                       RATIO      UNIVERSE    UNIVERSE      GROUP       GROUP
FUND                  (%)(11)     MEDIAN(%)     RANK      MEDIAN(%)     RANK
-------------------------------------------------------------------------------
International         0.958        0.958        7/13        0.980       5/10
Value Portfolio

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund increased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(8) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(9) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(11)  Most recent fiscal year end Class A share total expense ratio.


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                           12B-1 FEE RECEIVED
----------------------------------------------------------------------
International Value Portfolio                       $435,830

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                     ADVISER
                                                   PAYMENTS TO
FUND                                                  ABIRM
----------------------------------------------------------------------
International Value Portfolio                       $372,705

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(12) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


(12) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


39


INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 and 3 year performance rankings of the Fund(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the period ended September 30, 2005.

INTERNATIONAL VALUE PORTFOLIO                GROUP           UNIVERSE
-------------------------------------------------------------------------------
1 year                                        2/10              2/12
3 year                                         1/9              1/10

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(16) versus its benchmark(17).

                                        PERIODS ENDING SEPTEMBER 30, 2005
                                             ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                               1 YEAR        3 YEAR      SINCE INCEPTION
-------------------------------------------------------------------------------
INTERNATIONAL VALUE PORTFOLIO       26.97         30.79           15.80
MSCI EAFE Index (Net)               25.79         24.61            7.14


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(13)  The performance rankings are for the Class A shares of the Fund.

(14) The Lipper Performance Group is identical to the Lipper Expense Group.

(15) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(16)  The performance returns are for the Class A shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

                      (This page left intentionally blank.)




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2005


> ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO


ANNUAL REPORT

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

REAL ESTATE INVESTMENT PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 7, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

Until February 1, 2006, the Portfolio's investment objective was total return from long-term growth of capital and income principally through investing in the equity securities of companies primarily engaged in, or related to, the real estate industry. As of February 1, 2006, the Portfolio's investment objective is total return from long-term growth of capital and income.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, for the one- and five-year periods ended December 31, 2005 and since the Portfolio's Class A shares inception on January 9, 1997. Returns are also shown for the broad market, as represented by the S&P 500 Stock Index.

For the annual reporting period ended December 31, 2005, the Portfolio underperformed its benchmark, the NAREIT Equity Index, but outperformed the broad market, as represented by the S&P 500 Stock Index. The Portfolio's underperformance was driven by unfavorable sector selection, while security selection provided an offset to the negative sector returns.

The main detractor to Portfolio performance from a sector perspective was the Portfolio's overweight position in lodging. The 12-month period for this property type was characterized by recurring investor anxiety over a number of macro threats to the economy. Investors have tended to link the current health of the economy to their expectations for lodging. Anxiety over the effect of high oil prices on the economy impacted investor sentiment towards lodging stocks throughout the year. Investor concerns notwithstanding, lodging fundamentals have continued to improve throughout the year; revenue per average room growth has exceeded expectations for 2005 and prospects for 2006 remain solid. Underpinning solid fundamentals is a healthy supply/demand balance. Supply growth under 1.5% for 2006 is expected to lag lodging demand, which should lend support to strong occupancy and pricing. The Portfolio's lower-than-market weight in the self storage sector resulted in lost relative performance for the year as this property type had stellar performance during 2005.

Security selection was a positive contributor in the office/industrial, lodging and retail sectors during the year. The Portfolio's holdings in the office sector produced strong performance as regionally-focused investments more than offset the poor performance of some more broadly diversified office investments. Office players with a focus in either specialized markets or niche geographies, characterized by strong growth and low vacancy, have performed better than national office companies. The latter continue to face challenging conditions as well as persistent higher-than-expected vacancy rates in some of their markets. The largest detractors during the year were investments in two companies that experienced meaningful negative earnings surprises in one instance and a lowering of growth expectations in the other.

MARKET REVIEW AND INVESTMENT STRATEGY

During 2005, improvement in real estate fundamentals continued across all property types as the U.S. economy strengthened, employment increased and consumer spending remained robust. As of the end of the year, the overall REIT FFO (funds from operations) guidance for 2006 reflects an average 7%-9% growth for the sector. Multi-family (apartments) and industrial property owners are now showing the best same-store sales growth comparisons since the beginning of 2001. The regional mall owners continue to post stellar results.

Capital flows into real estate have continued unabated during the year. Institutions and private investors continued to allocate funds to real estate and appeared ready to exploit valuation discrepancies between public and private markets. Two separate transactions during the fourth quarter had a property opportunity fund commit to buy two small capitalization apartment owners; both offers reflected a premium to the market price. In total, over the course of the year, there were 10 privatizations and acquisitions involving $26 billion of equity and debt. On average, REITs continue to trade in line with private market valuations.

Real estate investment trust performance, as measured by the NAREIT Equity Index, gained 12.16% during the 12-month period ended December 31, 2005, exceeding the S&P 500 Stock Index return of 4.91%. All sectors of the NAREIT Equity Index had a healthy return, except for health care. Self-storage, residential and retail achieved the best returns. Throughout most of the 12-month period, the Portfolio held overweight positions in the office/industrial and lodging sectors and underweight positions in the residential, health care, specialty/diversified and self storage sectors. The Portfolio continues to maintain a pro-cyclical bias and to overweight economically sensitive sectors.


1


REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

NEITHER THE UNMANAGED STANDARD & POOR'S (S&P) 500 STOCK INDEX NOR THE UNMANAGED NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX REFLECTS FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The NAREIT Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and NASDAQ. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Portfolio.

A WORD ABOUT RISK

While the Portfolio invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Portfolio may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. The Portfolio will invest substantially all of its assets in REITs and real estate companies and is subject to greater risk than would a fund with a more diversified portfolio. An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                  RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                -------------------------------------------
PERIODS ENDED DECEMBER 31, 2005                  1 YEAR        5 YEARS    SINCE INCEPTION*
------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment
  Portfolio Class A                              11.67%         19.12%         12.51%
------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment
  Portfolio Class B                              11.40%           n/a          20.94%
------------------------------------------------------------------------------------------
S&P 500 Stock Index                               4.91%          0.54%          7.42%
------------------------------------------------------------------------------------------
NAREIT Equity Index                              12.16%         19.08%         12.40%
------------------------------------------------------------------------------------------

n/a: not applicable

* Since inception of the Portfolio's Class A shares on 1/9/97 and Class B shares on 4/24/01. The since inception return for the NAREIT Equity Index is from the closest month end to the Portfolio's Class A share inception date, which is 12/31/96.


ALLIANCEBERNSTEIN REAL ESATE INVESTMENT PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
1/9/97*-12/31/05

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO CLASS A: $28,792 S&P 500 STOCK INDEX: $19,016
NAREIT EQUITY INDEX: $28,626


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                   AllianceBernstein
                 Real Estate Investment       S&P 500              NAREIT
                   Portfolio Class A        Stock Index         Equity Index
-------------------------------------------------------------------------------
      1/9/97*           $ 10,000             $ 10,000             $ 10,000
    12/31/97            $ 12,340             $ 13,081             $ 12,026
    12/31/98            $  9,987             $ 16,822             $  9,921
    12/31/99            $  9,476             $ 20,360             $  9,463
    12/31/00            $ 12,006             $ 18,507             $ 11,958
    12/31/01            $ 13,301             $ 16,308             $ 13,624
    12/31/02            $ 13,647             $ 12,706             $ 14,145
    12/31/03            $ 19,010             $ 16,349             $ 19,397
    12/31/04            $ 25,784             $ 18,126             $ 25,523
    12/31/05            $ 28,792             $ 19,016             $ 28,626

* Since inception of the Portfolio's Class A shares on 1/9/97. Daily data is not available for the NAREIT Equity Index until 12/31/98. The first plot point for the NAREIT Equity Index is measured from 12/31/96 to 12/31/97.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Portfolio Class A shares (from 1/9/97* to 12/31/05) as compared to the performance of the Portfolio's benchmark, the NAREIT Equity Index, as well as the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                        BEGINNING           ENDING
                                      ACCOUNT VALUE      ACCOUNT VALUE      EXPENSES PAID      ANNUALIZED
REAL ESTATE PORTFOLIO                 JULY 1, 2005     DECEMBER 31, 2005    DURING PERIOD*   EXPENSE RATIO*
-----------------------------          ---------------    ------------------    --------------    --------------
CLASS A
Actual                                      $1,000           $1,077.08            $4.55             0.87%
Hypothetical (5% return before
  expenses)                                 $1,000           $1,020.82            $4.43             0.87%

CLASS B
Actual                                      $1,000           $1,076.10            $5.86             1.12%
Hypothetical (5% return before
  expenses)                                 $1,000           $1,019.56            $5.70             1.12%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Simon Property Group, Inc.                      $  6,935,015            7.5%
ProLogis                                           5,807,296            6.3
General Growth Properties, Inc.                    5,432,044            5.9
Vornado Realty Trust                               4,181,847            4.6
Public Storage, Inc.                               3,981,936            4.3
Host Marriott Corp.                                3,560,705            3.9
Equity Residential                                 3,532,536            3.8
Alexandria Real Estate Equities, Inc.              3,131,450            3.4
Boston Properties, Inc.                            2,957,787            3.2
Corporate Office Properties Trust                  2,956,928            3.2
                                                ------------          -----
                                                $ 42,477,544           46.1%

INDUSTRY DIVERSIFICATION
DECEMBER 31, 2005
                                                                    PERCENT OF
INDUSTRY                                        U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Office                                          $ 18,661,253           20.3%
Apartments                                        14,977,870           16.3
Regional Malls                                    13,857,567           15.1
Shopping Centers                                  12,055,133           13.1
Lodging                                            8,938,565            9.7
Industrial                                         8,732,212            9.5
Diversified                                        6,025,082            6.5
Storage                                            4,625,425            5.0
Health Care                                        1,699,814            1.8
                                                ------------          -----
Total Investments*                                89,572,921           97.3
Cash and receivables, net of liabilities           2,463,533            2.7
                                                ------------          -----
Net Assets                                      $ 92,036,454          100.0%


*  Excludes short-term investments.

Please Note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


5


REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                     SHARES OR
                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-97.3%
REAL ESTATE INVESTMENT TRUSTS-97.3%
OFFICE-20.3%
Alexandria Real Estate Equities, Inc.                  38,900      $  3,131,450
Boston Properties, Inc.                                39,900         2,957,787
Brookfield Properties Corp. (Canada)                   91,300         2,686,046
CarrAmerica Realty Corp.                               20,400           706,452
Corporate Office Properties Trust                      83,200         2,956,928
Equity Office Properties Trust                         46,000         1,395,180
Maguire Properties, Inc.                               52,400         1,619,160
Reckson Associates Realty Corp.                        24,200           870,716
SL Green Realty Corp.                                  30,600         2,337,534
                                                                   ------------
                                                                     18,661,253
                                                                   ------------
APARTMENTS-16.3%
Archstone-Smith Trust                                  68,300         2,861,087
Avalonbay Communities, Inc.                            27,300         2,436,525
Camden Property Trust                                  35,500         2,056,160
Equity Residential                                     90,300         3,532,536
Essex Property Trust, Inc.                             12,100         1,115,620
Mid-America Apartment Communities, Inc.                32,700         1,585,950
United Dominion Realty Trust, Inc.                     59,300         1,389,992
                                                                   ------------
                                                                     14,977,870
                                                                   ------------
REGIONAL MALLS-15.1%
General Growth Properties, Inc.                       115,600         5,432,044
Simon Property Group, Inc.                             90,500         6,935,015
The Macerich Co.                                       22,200         1,490,508
                                                                   ------------
                                                                     13,857,567
                                                                   ------------
SHOPPING CENTERS-13.1%
Developers Diversified Realty Corp.                    45,600         2,144,112
Federal Realty Investment Trust                        24,800         1,504,120
Kimco Realty Corp.                                     87,300         2,800,584
Pan Pacific Retail Properties, Inc.                    23,900         1,598,671
Regency Centers Corp.                                  47,800         2,817,810
Tanger Factory Outlet Centers, Inc.                    41,400         1,189,836
                                                                   ------------
                                                                     12,055,133
                                                                   ------------
LODGING-9.7%
Host Marriott Corp.                                   187,900         3,560,705
LaSalle Hotel Properties                               25,300           929,016
Starwood Hotels & Resorts Worldwide, Inc.              36,300         2,318,118
Strategic Hotel Capital, Inc.                          16,000           329,280
Sunstone-Hotel Investors, Inc.                         67,800         1,801,446
                                                                   ------------
                                                                      8,938,565
                                                                   ------------
INDUSTRIAL-9.5%
EastGroup Properties, Inc.                             49,100         2,217,356
First Potomac Realty Trust                             26,600           707,560
ProLogis                                              124,300         5,807,296
                                                                   ------------
                                                                      8,732,212
                                                                   ------------
DIVERSFIED-6.5%
Cousins Properties, Inc.                               22,800           645,240
Digital Realty Trust, Inc.                             37,500           848,625
iStar Financial, Inc.                                   9,800           349,370
Vornado Realty Trust                                   50,100         4,181,847
                                                                   ------------
                                                                      6,025,082
                                                                   ------------
STORAGE-5.0%
Public Storage, Inc.                                   58,800         3,981,936
Sovran Self Storage, Inc.                              13,700           643,489
                                                                   ------------
                                                                      4,625,425
                                                                   ------------
HEALTH CARE-1.8%
Windrose Medical Properties Trust                      51,900           771,234
Ventas, Inc.                                           29,000           928,580
                                                                   ------------
                                                                      1,699,814
                                                                   ------------
Total Common Stocks
  (cost $55,120,777)                                                 89,572,921
                                                                   ------------
SHORT-TERM INVESTMENT TIME DEPOSIT-3.6%
The Bank of New York
  3.25%, 1/03/06
  (cost $3,274,000)                                  $  3,274         3,274,000
                                                                   ------------
TOTAL INVESTMENTS-100.9%
  (cost $58,394,777)                                                 92,846,921
Other assets less liabilities-(0.9%)                                   (810,467)
                                                                   ------------
NET ASSETS-100%                                                    $ 92,036,454
                                                                   ============


See Notes to Financial Statements.


6


REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $58,394,777)           $ 92,846,921
  Cash                                                                      406
  Dividends and interest receivable                                     376,289
  Receivable for investment securities sold                             272,269
  Receivable for capital stock sold                                      94,542
                                                                   ------------
  Total assets                                                       93,590,427
                                                                   ------------
LIABILITIES
  Payable for investment securities purchased                         1,410,647
  Advisory fee payable                                                   43,450
  Payable for capital stock redeemed                                     13,984
  Distribution fee payable                                                5,271
  Transfer agent fee payable                                                 57
  Accrued expenses                                                       80,564
                                                                   ------------
  Total liabilities                                                   1,553,973
                                                                   ------------
NET ASSETS                                                         $ 92,036,454
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $      4,610
  Additional paid-in capital                                         42,664,073
  Undistributed net investment income                                 1,945,567
  Accumulated net realized gain on investment transactions           12,970,060
  Net unrealized appreciation of investments                         34,452,144
                                                                   ------------
                                                                   $ 92,036,454
                                                                   ============
CLASS A SHARES
  Net assets                                                       $ 67,160,938
                                                                   ============
  Shares of capital stock outstanding                                 3,362,009
                                                                   ============
  Net asset value per share                                        $      19.98
                                                                   ============
CLASS B SHARES
  Net assets                                                       $ 24,875,516
                                                                   ============
  Shares of capital stock outstanding                                 1,247,814
                                                                   ============
  Net asset value per share                                        $      19.94
                                                                   ============


See Notes to Financial Statements.


7


REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $9,554)            $  2,898,045
  Interest                                                             41,546
                                                                 ------------
  Total investment income                                           2,939,591
                                                                 ------------
EXPENSES
  Advisory fee                                                        596,608
  Distribution fee -- Class B                                          91,425
  Custodian                                                           119,712
  Administrative                                                       75,250
  Printing                                                             43,537
  Audit                                                                41,750
  Legal                                                                 5,783
  Directors' fees                                                       3,000
  Transfer agency                                                         794
  Miscellaneous                                                         8,543
                                                                 ------------
  Total expenses                                                      986,402
                                                                 ------------
  Net investment income                                             1,953,189
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                     25,044,217(a)
  Net change in unrealized appreciation/depreciation of
    investments                                                   (19,870,542)
                                                                 ------------
  Net gain on investment transactions                               5,173,675
                                                                 ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  7,126,864
                                                                 ============


(a) On April 29, 2005, the Portfolio had a redemption-in-kind with total proceeds in the amount of $59,498,847. The net realized gain of the transactions of $11,771,415 will not be realized for tax purposes.

See Notes to Financial Statements.


8


REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                   YEAR ENDED       YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                      2005             2004
                                                  ============     ============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                           $  1,953,189     $  2,755,268
  Net realized gain on investment transactions      25,044,217        9,975,335
  Net change in unrealized appreciation/
    depreciation of investments                    (19,870,542)      27,859,871
                                                  ------------     ------------
  Net increase in net assets from operations         7,126,864       40,590,474

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                         (2,199,640)      (1,670,715)
    Class B                                           (550,085)      (1,210,837)
  Net realized gain on investment transactions
    Class A                                         (7,012,167)              -0-
    Class B                                         (2,183,116)              -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                          (59,043,161)       5,553,162
                                                  ------------     ------------
  Total increase (decrease)                        (63,861,305)      43,262,084

NET ASSETS
  Beginning of period                              155,897,759      112,635,675
                                                  ------------     ------------
  End of period (including undistributed
    net investment income of $1,945,567
    and $2,742,103, respectively)                 $ 92,036,454     $155,897,759
                                                  ============     ============


See Notes to Financial Statements.


9


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. See Note K, Subsequent Events. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .90% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at


11


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005 amounted to $85,737, of which $29,582 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC, and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U. S. government securities)        $  50,479,688    $  55,348,642
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $  58,484,239
                                                                  =============
Gross unrealized appreciation                                     $  34,396,083
Gross unrealized depreciation                                           (33,401)
                                                                  -------------
Net unrealized appreciation                                       $  34,362,682
                                                                  =============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the differ-


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ence between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.


13


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              482,355       892,997   $   9,469,405   $  15,537,262
Shares issued in
  reinvestment of
  dividends and
  distributions          503,377       105,875       9,211,808       1,670,715
Shares redeemed       (1,904,173)   (1,116,458)    (37,151,995)    (18,939,018)
                     -----------   -----------   -------------   -------------
Net decrease            (918,441)     (117,586)  $ (18,470,782)  $  (1,731,041)
                     ===========   ===========   =============   =============

CLASS B
Shares sold              492,284       980,923   $   9,499,398   $  16,451,716
Shares issued in
  reinvestment of
  dividends and
  distributions          149,437        77,074       2,733,201       1,210,837
Shares redeemed       (2,678,456)     (597,834)    (52,804,978)    (10,378,350)
                     -----------   -----------   -------------   -------------
Net increase
  (decrease)          (2,036,735)      460,163   $ (40,572,379)  $   7,284,203
                     ===========   ===========   =============   =============

NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $    6,167,554   $    2,881,552
  Net long-term capital gains                    5,777,454               -0-
                                            --------------   --------------
Total taxable distributions                     11,945,008        2,881,552
                                            --------------   --------------
Total distributions paid                    $   11,945,008   $    2,881,552
                                            ==============   ==============

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    2,981,167
Undistributed long term capital gain                             12,023,922
Unrealized appreciation/(depreciation)                           34,362,682(a)
                                                             --------------
Total accumulated earnings/(deficit)                         $   49,367,771
                                                             ==============

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to the tax treatment of the redemption in kind, resulted in a net decrease in accumulated net capital gains and an increase in additional paid in capital. This reclassification had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


15


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: SUBSEQUENT EVENTS

As of February 1, 2006, the Portfolio's investment objective is total return from long-term growth of capital and income.


17


REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $20.66       $15.62       $11.52       $11.50       $10.75

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .32          .39(b)       .46          .44(b)       .47(b)
Net realized and unrealized gain (loss)
  on investment transactions                    1.84         5.05         3.99         (.12)         .67
Net increase in net asset value from
  operations                                    2.16         5.44         4.45          .32         1.14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.68)        (.40)        (.35)        (.30)        (.39)
Distributions from net realized gain on
  investment transactions                      (2.16)          -0-          -0-          -0-          -0-
Total dividends and distributions              (2.84)        (.40)        (.35)        (.30)        (.39)
Net asset value, end of period                $19.98       $20.66       $15.62       $11.52       $11.50

TOTAL RETURN
Total investment return based on
  net asset value (c)                          11.67%       35.63%       39.30%        2.60%       10.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $67,161      $88,441      $68,717      $50,062      $39,417
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .83%         .77%        1.24%        1.06%         .95%
  Expenses, before waivers and
    reimbursements                               .83%         .99%        1.24%        1.29%        1.39%
  Net investment income                         1.64%        2.26%(b)     3.50%        3.70%(b)     4.32%(b)
Portfolio turnover rate                           46%          35%          23%          31%          33%


See footnote summary on page 19.


18


REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                            ---------------------------------------------------------------
                                                                                              APRIL 24, 2001(d)
                                                           YEAR ENDED DECEMBER 31,                   TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $20.54       $15.55       $11.48       $11.49       $10.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .38          .34(b)       .43          .40(b)       .31(b)
Net realized and unrealized gain (loss)
  on investment transactions                    1.72         5.03         3.98         (.11)        1.11
Net increase in net asset value from
  operations                                    2.10         5.37         4.41          .29         1.42

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.54)        (.38)        (.34)        (.30)        (.39)
Distributions from net realized gain on
  investment transactions                      (2.16)          -0-          -0-          -0-          -0-
Total dividends and distributions              (2.70)        (.38)        (.34)        (.30)        (.39)
Net asset value, end of period                $19.94       $20.54       $15.55       $11.48       $11.49

TOTAL RETURN
Total investment return based on
  net asset value (c)                          11.40%       35.28%       39.02%        2.31%       13.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $24,875      $67,457      $43,919      $16,626       $5,603
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.06%        1.02%        1.49%        1.31%        1.20%(e)
  Expenses, before waivers and
    reimbursements                              1.06%        1.24%        1.49%        1.52%        1.84%(e)
  Net investment income                         2.11%        2.02%(b)     3.22%        3.43%(b)     4.40%(b)(e)
Portfolio turnover rate                           46%          35%          23%          31%          33%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.


19


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 6, 2006


20


REAL ESTATE INVESTMENT PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.-AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                              VOTED FOR       WITHHELD AUTHORITY
                          -----------------   ------------------
Ruth Block                   340,957,741          10,273,156
David H. Dievler             340,333,752          10,897,144
John H. Dobkin               340,541,359          10,689,538
Michael J. Downey            340,895,582          10,335,314
William H. Foulk, Jr.        340,477,311          10,753,585
D. James Guzy                340,313,267          10,917,629
Marc O. Mayer                340,857,320          10,373,576
Marshall C. Turner, Jr.      340,480,301          10,750,596


2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
                                          329,393,925      7,649,880      14,187,089                0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
3.A.   Diversification                      4,240,735        117,336         167,417                0

3.B.   Issuing Senior Securities            4,229,311        135,086         161,091                0
       and Borrowing Money

3.D.   Concentration of Investments         4,227,289        126,360         171,839                0

3.E.   Real Estate and Companies that       4,260,683         94,874         169,930                0
       Deal in Real Estate

3.F.   Commodities, Commodity               4,209,170        151,177         165,141                0
       Contracts and Futures Contracts

3.G.   Loans                                4,220,534        150,873         154,082                0

3.H.   Joint Securities Trading             4,203,969        159,593         161,926                0
       Accounts

3.I.   Exercising Control                   4,241,142        133,695         150,651                0

3.K.   Oil, Gas, and Other Types of         4,253,880        113,616         157,992                0
       Minerals or Mineral Leases

3.L.   Purchases of Securities on           4,207,091        151,663         166,733                0
       Margin



21


REAL ESTATE INVESTMENT PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(UNAUDITED) (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
3.M.   Short Sales                          4,204,322        170,327         150,839                0

3.N.   Pledging, Hypothecating,             4,216,523        141,615         167,349                0
       Mortgaging, or Otherwise
       Encumbering Assets

4.B.   The reclassification as non-         4,197,958        164,824         162,706                0
       fundamental and with changes to
       the Portfolio's investment objective.



22


REAL ESTATE INVESTMENT PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer THOMAS J. BARDONG, Vice President
TERESA MARZIANO(2), Vice President
JOSEPH G. PAUL(2), Vice President
EMILIE D. WRAPP, Secretary
MARK D. GERSTEN, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

The management of and investment decisions for the Portfolio's portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


23


REAL ESTATE INVESTMENT PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
   NAME, ADDRESS,                            PRINCIPAL                                COMPLEX        DIRECTORSHIP
   DATE OF BIRTH                           OCCUPATION(S)                             OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of Alliance Capital          106      SCB Partners, Inc.;
1345 Avenue of the Americas        Management Corporation ("ACMC") since                               SCB, Inc.
New York, NY 10105                 2001 and Chairman of the Board of
10/2/57                            AllianceBernstein Investment Research and
(2005)                             Management, Inc. ("ABIRM") since 2000;
                                   prior thereto, Chief Executive Officer of
                                   Sanford C. Bernstein & Co., LLC (institutional
                                   research and brokerage arm of Bernstein & Co.
                                   LLC ("SCB & Co")) and its predecessor since
                                   prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **       Investment adviser and an independent                 108             None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
Chairman of the Board              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief           106             None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals), Tandem
                                   Financial Group and Donaldson, Lufkin &
                                   Jenrette Securities Corporation; Governor at Large,
                                   National Association of Securities Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December 1994,          107             None
P.O. Box 167                       he was Senior Vice President of ACMC responsible
Spring Lake, NJ 07762              for mutual fund administration. Prior to joining
10/23/29                           ACMC in 1984, he was Chief Financial Officer of
(1990)                             Eberstadt Asset Management since 1968. Prior to
                                   that, he was a Senior Manager at Price Waterhouse
                                   & Co. Member of American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly President of Save Venice,        106             None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.



24


REAL ESTATE INVESTMENT PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
   NAME, ADDRESS,                            PRINCIPAL                                COMPLEX        DIRECTORSHIP
   DATE OF BIRTH                           OCCUPATION(S)                             OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #               Consultant since January 2004. Formerly               106     Asia Pacific Fund, Inc.,
c/o Alliance Capital               managing partner of Lexington Capital, LLC                      and The Merger Fund
Management L.P.                    (investment advisory firm) from 1997 until
1345 Avenue of the Americas        December 2003. Prior thereto, Chairman and
New York, NY 10105                 CEO of Prudential Mutual Fund Management
Attn: Philip L. Kirstein           from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX Technology               106     Intel Corporation (semi-
P.O. Box 128                       (semi-conductors) and of SRC Computers Inc.,                  conductors); Cirrus Logic
Glenbrook, NV 89413                with which he has been associated since prior to            Corporation (semi-conductors);
3/7/36                             2001. He is also President of the Arbor Company              Novellus Corporation (semi-
(2005)                             (private family investments).                                conductor equipment); Micro
                                                                                                    Component Technology
                                                                                                (semi-conductor equipment);
                                                                                                the Davis Selected Advisors
                                                                                                   Group of Mutual Funds;
                                                                                                     and LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                 106      Toppan Photomasks, Inc.;
220 Montgomery Street              conductor manufacturing services), Austin, Texas,                  the George Lucas
Penthouse 10                       from 2003 to present, and President since company               Educational Foundation;
San Francisco, CA 94104-3402       acquired in 2005, and name changed from DuPont                and Chairman of the Board
10/10/41                           Photomasks. Prior to the company's sale in 2005,                 of the Smithsonian's
(2005)                             he was Chairman and CEO. He has also been                          National Museum of
                                   Principal of Turner Venture Associates since 1993.                  Natural History



*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


25


REAL ESTATE INVESTMENT PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION(1)

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*            PRINCIPAL POSITION(S)                PRINCIPAL OCCUPATION
  AND DATE OF BIRTH             HELD WITH FUND                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President and Chief          See biography above.
10/2/57                     Executive Officer

Philip L. Kirstein          Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                     and Independent              Officer of the AllianceBernstein Funds, with which he
                            Compliance Officer           has been associated since October 2004. Prior thereto,
                                                         he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                         from October 2003 to October 2004, and General
                                                         Counsel of Merrill Lynch Investment Managers, L.P.
                                                         since prior to 2001 until March 2003.

Thomas J. Bardong           Vice President               Senior Vice President of ACMC**, with which he has
4/28/45                                                  been associated since prior to 2001.

Teresa Marziano             Vice President               Senior Vice President of ACMC**, with which she has
9/1/54                                                   been associated since prior to 2001.

Joseph G. Paul              Vice President               Senior Vice President of ACMC**, with which he has
2/6/60                                                   been associated since prior to 2001.

Emilie D. Wrapp             Secretary                    Senior Vice President, Assistant General Counsel and
11/13/55                                                 Assistant Secretary of ABIRM**, with which she has
                                                         been associated since prior to 2001.

Mark D. Gersten             Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                     Financial Officer            Services, Inc. ("AGIS")** and Vice President of
                                                         ABIRM**, with which he has been associated since
                                                         prior to 2001.

Thomas R. Manley            Controller                   Vice President of ACMC**, with which he has been
8/3/51                                                   associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


26


REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Real Estate Investment Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


27


REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific prof-


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

itability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 13 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 17 to 13 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3- and 5-year periods, and as compared to the National Association of Real Estate Investment Trusts Equity Index (the "Index") for periods ended September 30, 2005 over the year to date, 1-, 3- and 5-year and since inception periods (January 1997 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 4th quintile in the 1-year period, 2nd quintile in the 3-year period (adjusted to 3rd quintile by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles) and 1st quintile in the 5-year period (adjusted to 2nd quintile by the Senior Officer), and in the


29


REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Performance Universe comparison the Portfolio was in the 3rd quintile in the 1-year period, 2nd quintile in the 3-year period (adjusted to 3rd quintile by the Senior Officer) and 1st quintile in the 5-year period (adjusted to 2nd quintile by the Senior Officer). The comparative information showed that the Portfolio outperformed the Index in the 3-year period and slightly underperformed the Index in all other periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be slightly higher than that in the Portfolio's Advisory Agreement prior to taking account of the administrative expense reimbursements made to the Adviser. The directors noted that adding the five basis point administrative expense reimbursement to the Adviser resulted in a somewhat lower rate of total compensation to the Adviser under the institutional fee schedule than what is paid by the Portfolio. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 5 basis points. The directors also noted that the Portfolio's total expense ratio was materially lower than the medians for the Expense Group and the Expense Universe. The directors concluded that the Portfolio's expense ratio was satisfactory.


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


31


REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Real Estate Investment Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                   ADVISORY FEE
               BASED ON % OF AVERAGE
CATEGORY          DAILY NET ASSETS                         FUND
-------------------------------------------------------------------------------
Value        55 bp on 1st $2.5 billion        Real Estate Investment Portfolio
             45 bp on next $2.5 billion
             40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                          AS A % OF AVERAGE
FUND                                     AMOUNT            DAILY NET ASSETS
-------------------------------------------------------------------------------
Real Estate Investment Portfolio         $69,000                 0.05%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                                  GROSS EXPENSE RATIO        FISCAL YEAR
-------------------------------------------------------------------------------
Real Estate Investment Portfolio        Class A  0.99%           December 31
                                        Class B  1.24%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                     NET ASSETS                              EFFECTIVE ALLIANCE
                      09/30/05     ALLIANCE INSTITUTIONAL       INSTITUTIONAL
FUND                   ($MIL)         FEE SCHEDULE               ADVISORY FEE
-------------------------------------------------------------------------------
Real Estate            $94.3    Domestic REIT Strategy Schedule    0.559%(3)
Investment Portfolio            70 bp on 1st $25 m
                                60 bp on next $25 m
                                50 bp on next $25 m
                                negotiable on the balance
                                Minimum account size $10m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.


(3)  Assumes 40 bp on the balance.


33


REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                         FEE
---------------------------------------------------------------
Real Estate                                        0.95%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                       EFFECTIVE       LIPPER
                                       MANAGEMENT       GROUP
FUND                                      FEE          MEDIAN         RANK
-------------------------------------------------------------------------------
Real Estate Investment Portfolio         0.550          0.820          1/13

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                     LIPPER     LIPPER     LIPPER      LIPPER
                         EXPENSE    UNIVERSE   UNIVERSE    GROUP       GROUP
FUND                   RATIO(%)(7)  MEDIAN(%)    RANK      MEDIAN(%)    RANK
-------------------------------------------------------------------------------
Real Estate               0.769      0.900       3/17      0.900        3/13
Investment Portfolio

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


(4) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)  Most recent fiscal year end Class A share total expense ratio.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund increased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                           12B-1 FEE RECEIVED
---------------------------------------------------------------------
Real Estate Investment Portfolio                    $135,416


The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                     ADVISER
                                                   PAYMENTS TO
FUND                                                  ABIRM
---------------------------------------------------------------------
Real Estate Investment Portfolio                     $275,618

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser,


(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


35


REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3 and 5 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

REAL ESTATE INVESTMENT PORTFOLIO            GROUP            UNIVERSE
-----------------------------------------------------------------------------
1 year                                       9/13             10/17
3 year                                       5/11              6/14
5 year                                       3/11              3/13


Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(12) versus its benchmark(13).

                                         PERIODS ENDING SEPTEMBER 30, 2005
                                               ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                      SINCE
FUND                                 1 YEAR    3 YEAR      5 YEAR   INCEPTION
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT PORTFOLIO     26.57      27.05      18.83      12.55
NEREIT Equity Index                  27.28      26.02      19.58      12.56

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(9)  The performance rankings are for the Class A shares of the Fund.

(10)  The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(12)  The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

                      (This page left intentionally blank.)



[LOGO] ALLIANCEBERNSTEIN(R)
       Investment Research and Management

ANNUAL REPORT
--------------------------------------------------------------------------------

       AllianceBernstein
       Variable Products Series Fund, Inc.

                                              ----------------------------
                                                Annual Report

                                                        December 31, 2005
                                              ----------------------------

>  AllianceBernstein Small/Mid Cap Value Portfolio

                           Investment Products Offered
                         -----------------------------
                            o  Are Not FDIC Insured
                            o  May Lose Value
                            o  Are Not Bank Guaranteed
                         -----------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SMALL/MID CAP VALUE PORTFOLIO    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

LETTER TO INVESTORS

February 9, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small/Mid Cap Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005. Prior to May 2, 2005, the Portfolio was named AllianceBernstein Small Cap Value Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small and mid-sized market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance Capital Management L.P. ("Alliance"), the Portfolio's investment manager, to be undervalued. In selecting securities for the Portfolio, fundamental research is used to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the one-year period ended December 31, 2005 and since the Portfolio's Class A shares inception on May 2, 2001.

For the annual reporting period ended December 31, 2005, the Portfolio modestly underperformed its benchmark. The Portfolio's modest underweight in the energy sector was the most significant detractor from performance. Specifically, the Portfolio was under-invested in refiners and smaller-cap exploration and production stocks, two energy sub-sectors that benefited the most in 2005 from historically high margins and prices. The Portfolio's overweight position in the autos & transportation sector was also a detractor, as higher energy prices were a headwind for the sector. This overweight was mitigated somewhat by a significant positive contribution from stock selection.

The Portfolio's holdings in consumer discretionary stocks were the biggest contributor to performance in 2005. Specifically, several of the Portfolio's holdings saw significant progress in internal restructuring efforts that generated higher earnings, while performance was further aided by the acquisition of one of its holdings by a private equity firm. Also helping performance was a sizable underweight position in financial services which underperformed over the year. Finally, overweights and strong stock selection in producer durables and materials stocks contributed to Portfolio performance as continued economic expansion and commodity price inflation provided sizable tailwinds for these sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

During the one-year period ended December 31, 2005, U.S. equity performance was robust as the continued U.S. economic expansion allayed investor fears that rising energy costs would diminish consumer spending. Small/mid-capitalization stocks outperformed large-cap stocks over the period, with the Russell 2500 Index handily beating the broader market, represented by the Standard & Poor's (S&P) 500 Stock Index. Within the small/mid-cap space, growth modestly outperformed value during the year.

Within the small/mid-cap universe, there were significant variations in performance across sectors. Energy stocks led all others as historically high oil and natural gas prices drove robust profitability across the sector. Materials and producer durable stocks were also among the leaders as the global economic expansion continued to put stresses on availability of many raw materials, driving prices for a number of the commodities higher. Financial services stocks lagged in 2005 as rising short-term interest rates and the resulting flattening yield curve put pressure on the margins of the more interest-sensitive companies in the sector. Autos and transports also fared poorly as higher energy and declining North American auto sales increased investor concerns about profits in 2006.

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500 Value Index nor the Russell 2500 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-cap U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Small/Mid Cap Value Portfolio.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

--------------------------------------------------------------------------------
(Historical Performance continued on next page)

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)   AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                    Returns
THE PORTFOLIO VS. ITS BENCHMARK                           ---------------------------
PERIODS ENDED DECEMBER 31, 2005                           1 Year     Since Inception*
-------------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Portfolio Class A    6.91%          14.61%
-------------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Portfolio Class B    6.63%          14.43%
-------------------------------------------------------------------------------------
Russell 2500 Value Index                                   7.74%          13.50%
-------------------------------------------------------------------------------------
Russell 2500 Index                                         8.11%           9.72%
-------------------------------------------------------------------------------------

* Since inception of the Portfolio's Class A shares on 5/2/01 and Class B shares on 5/1/01.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/2/01* - 12/31/05

AllianceBernstein Small/Mid Cap Value Portfolio Class A: $18,894
Russell 2500 Value Index: $18,043
Russell 2500 Index: $15,408

               AllianceBernstein
              Small/Mid Cap Value
               Portfolio Class A   Russell 2500 Value Index   Russell 2500 Index
--------------------------------------------------------------------------------
  5/2/01*           $10,000                 $10,000                $10,000
  12/31/2001        $11,180                 $10,545                $10,073
  12/31/2002        $10,487                 $ 9,504                $ 6,260
  12/31/2003        $14,814                 $13,774                $12,048
  12/31/2004        $17,673                 $16,747                $14,252
  12/31/2005        $18,894                 $18,043                $15,408

*     Since inception of the Portfolio's Class A shares on 5/2/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Portfolio Class A shares (from 5/2/01* to 12/31/05) as compared to the performance of the Portfolio's benchmark, the Russell 2500 Value Index, and the Russell 2500 Index. The chart assumes the reinvestment of dividends and capital gains.

--------------------------------------------------------------------------------
See Historical Performance and Benchmark disclosures on previous page.

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES                    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                        Beginning            Ending
                                      Account Value      Account Value       Expenses Paid      Annualized
Small Mid Cap Value Portfolio          July 1, 2005    December 31, 2005    During Period*    Expense Ratio*
-----------------------------         -------------    -----------------    --------------    --------------
Class A
Actual ...........................       $ 1,000           $ 1,053.08           $ 4.45             0.86%
Hypothetical (5% return before
   expenses) .....................       $ 1,000           $ 1,020.87           $ 4.38             0.86%

Class B
Actual ...........................       $ 1,000           $ 1,052.02           $ 5.74             1.11%
Hypothetical (5% return before
   expenses) .....................       $ 1,000           $ 1,019.61           $ 5.65             1.11%

--------------------------------------------------------------------------------
* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPANY                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Beazer Homes USA, Inc.                      $  6,490,044            2.0%
StanCorp Financial Group, Inc.                 6,343,649            2.0
PerkinElmer, Inc.                              6,179,788            1.9
Quanta Services, Inc.                          6,175,413            1.9
Allegheny Energy, Inc.                         6,108,450            1.9
CNF, Inc.                                      5,920,148            1.9
Radian Group, Inc.                             5,894,154            1.8
Old Republic International Corp.               5,638,022            1.8
A.G. Edwards, Inc.                             5,238,948            1.6
Goodrich Corp.                                 5,096,400            1.6
                                            ------------           ----
                                            $ 59,085,016           18.4%
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR                                      U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Financial                                   $ 60,093,458            18.8%
Consumer Cyclicals                            37,883,452            11.8
Capital Equipment                             30,748,023             9.6
Consumer Growth                               30,739,659             9.6
Utilities                                     26,052,193             8.1
Technology                                    23,770,392             7.4
Services                                      20,665,831             6.4
Non-Financial                                 19,942,114             6.2
Consumer Staples                              19,415,490             6.1
Commodities                                   15,510,181             4.8
Energy                                        11,685,279             3.6
Industrial Resources                           8,510,773             2.7
                                            ------------           -----
Total Investments*                           305,016,845            95.1
Cash and receivables, net of liabilities      15,633,156             4.9
                                            ------------           -----
Net Assets                                  $320,650,001           100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*     Excludes short-term investments.

      Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                           Shares         U.S. $ Value
-----------------------------------------------------------------------------
COMMON STOCKS-95.1%
FINANCIAL-18.8%
MAJOR REGIONAL
   BANKS-3.5%
Central Pacific Financial Corp. ............     101,900      $     3,660,248
Popular, Inc. ..............................      95,539            2,020,650
TD Banknorth, Inc. .........................      16,660              483,973
UnionBanCal Corp. ..........................      45,900            3,154,248
Whitney Holding Corp. ......................      72,000            1,984,320
                                                              ---------------
                                                                   11,303,439
                                                              ---------------
MULTI-LINE
   INSURANCE-2.1%
StanCorp Financial Group, Inc. .............     127,000            6,343,649
UnitedHealth Group, Inc. ...................       4,500              279,630
                                                              ---------------
                                                                    6,623,279
                                                              ---------------
PROPERTY-CASUALTY
   INSURANCE-5.9%
Old Republic International Corp. ...........     214,700            5,638,022
PartnerRe Ltd. (Bermuda) ...................      17,700            1,162,359
Platinum Underwriters Holdings Ltd. ........     152,000            4,722,640
Radian Group, Inc. .........................     100,600            5,894,154
RenaissanceRe Holdings Ltd. ................      33,600            1,482,096
                                                              ---------------
                                                                   18,899,271
                                                              ---------------
REAL ESTATE INVESTMENT
   TRUST-1.1%
FelCor Lodging Trust, Inc. .................     125,450            2,158,995
Digital Realty Trust, Inc. .................      63,500            1,437,005
                                                              ---------------
                                                                    3,596,000
                                                              ---------------
SAVINGS AND LOAN-4.5%
Astoria Financial Corp. ....................     159,900            4,701,060
MAF Bancorp, Inc. ..........................     105,295            4,357,107
Sovereign Bancorp, Inc. ....................     135,000            2,918,700
Washington Federal, Inc. ...................     106,814            2,455,654
                                                              ---------------
                                                                   14,432,521
                                                              ---------------
MISCELLANEOUS
   FINANCIAL-1.7%
A.G. Edwards, Inc. .........................     111,800            5,238,948
                                                              ---------------
                                                                   60,093,458
                                                              ---------------
CONSUMER CYCLICALS-11.8%
AUTOS & AUTO PARTS-0.4%
Dana Corp. .................................     175,300            1,258,654
                                                              ---------------

RETAILERS-7.0%
AutoNation, Inc. (a) .......................     205,400            4,463,342
BJ's Wholesale Club, Inc. (a) ..............     149,400            4,416,264
Borders Group, Inc. ........................     156,100            3,382,687
Insight Enterprises, Inc. (a) ..............      60,489            1,186,189
Office Depot, Inc. (a) .....................     153,000            4,804,200
Payless ShoeSource, Inc. (a) ...............     163,900            4,113,890
                                                              ---------------
                                                                   22,366,572
                                                              ---------------
TEXTILES/SHOES-
   APPAREL MFG.-4.0%
Jones Apparel Group, Inc. ..................     150,300            4,617,216
Liz Claiborne, Inc. ........................     108,100            3,872,142
Reebok International Ltd. ..................      32,200            1,875,006
V.F. Corp. .................................      44,500            2,462,630
                                                              ---------------
                                                                   12,826,994
                                                              ---------------
MISCELLANEOUS
   CONSUMER
   CYCLICALS-0.4%
Brunswick Corp. ............................      35,200            1,431,232
                                                              ---------------
                                                                   37,883,452
                                                              ---------------
CAPITAL EQUIPMENT-9.6%
AEROSPACE - DEFENSE-1.6%
Goodrich Corp. .............................     124,000            5,096,400
                                                              ---------------
AUTO TRUCKS - PARTS-2.4%
ArvinMeritor, Inc. .........................      54,000              777,060
PACCAR, Inc. ...............................      34,500            2,388,435
TRW Automotive Holdings Corp. (a) ..........     174,000            4,584,900
                                                              ---------------
                                                                    7,750,395
                                                              ---------------
ELECTRICAL EQUIPMENT-1.5%
Cooper Industries Ltd. Cl. A
   (Bermuda) ...............................      42,200            3,080,600
The Genlyte Group, Inc. (a) ................      29,600            1,585,672
                                                              ---------------
                                                                    4,666,272
                                                              ---------------
MACHINERY-2.7%
Moog, Inc. Cl. A (a) .......................     147,300            4,180,374
Terex Corp. (a) ............................      78,000            4,633,200
                                                              ---------------
                                                                    8,813,574
                                                              ---------------
MISCELLANEOUS CAPITAL
   GOODS-1.4%
SPX Corp. ..................................      96,600            4,421,382
                                                              ---------------
                                                                   30,748,023
                                                              ---------------

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                           Shares         U.S. $ Value
-----------------------------------------------------------------------------
CONSUMER GROWTH-9.6%
ADVERTISING-1.1%
The Interpublic Group of Cos., Inc. (a) ....     367,600      $     3,547,340
                                                              ---------------
ENTERTAINMENT-1.0%
Vail Resorts, Inc. (a) .....................      92,700            3,061,881
                                                              ---------------
HOSPITAL
   MANAGEMENT-1.0%
Universal Health Services, Inc. Cl. B ......      70,900            3,313,866
                                                              ---------------
HOSPITAL SUPPLIES-1.5%
Owens & Minor, Inc. ........................     176,600            4,861,798
                                                              ---------------
OTHER MEDICAL-1.9%
PerkinElmer, Inc. ..........................     262,300            6,179,788
                                                              ---------------
PHOTOGRAPHY-1.0%
IKON Office Solutions, Inc. ................     319,400            3,324,954
                                                              ---------------
PUBLISHING-1.0%
The Readers Digest Association, Inc. .......     200,400            3,050,088
                                                              ---------------
MISCELLANEOUS CONSUMER GROWTH-1.1%
URS Corp. (a) ..............................      90,400            3,399,944
                                                              ---------------
                                                                   30,739,659
                                                              ---------------
UTILITIES-8.1%
ELECTRICAL COMPANIES-7.7%
Allegheny Energy, Inc. (a) .................     193,000            6,108,450
Constellation Energy Group, Inc. ...........      41,000            2,361,600
Northeast Utilities ........................     171,200            3,370,928
PNM Resources, Inc. ........................      96,300            2,358,387
Puget Energy, Inc. .........................     231,800            4,733,356
Wisconsin Energy Corp. .....................     114,400            4,468,464
WPS Resources Corp. ........................      22,000            1,216,820
                                                              ---------------
                                                                   24,618,005
                                                              ---------------
TELEPHONE-0.4%
Centennial Communications Corp. (a) ........      92,409            1,434,188
                                                              ---------------
                                                                   26,052,193
                                                              ---------------

TECHNOLOGY-7.4%
COMMUNICATION - EQUIP. MFRS -1.7%
ADC Telecommunications, Inc. (a) ...........      90,857            2,029,745
Andrew Corp. (a) ...........................     307,900            3,303,767
                                                              ---------------
                                                                    5,333,512
                                                              ---------------
COMPUTER/INSTRUMENTATION-1.8%
Celestica, Inc. (Canada) (a) ...............     397,290            4,195,382
Sanmina-SCI Corp. (a) ......................     411,679            1,753,753
                                                              ---------------
                                                                    5,949,135
                                                              ---------------
SEMICONDUCTORS-1.9%
AVX Corp. ..................................      76,000            1,100,480
Vishay Intertechnology, Inc. (a) ...........     360,500            4,960,480
                                                              ---------------
                                                                    6,060,960
                                                              ---------------
MISCELLANEOUS INDUSTRIAL TECHNOLOGY-2.0%
Arrow Electronics, Inc. (a) ................     100,700            3,225,421
Avnet, Inc. (a) ............................      22,000              526,680
Solectron Corp. (a) ........................     107,400              393,084
Tech Data Corp. (a) ........................      57,500            2,281,600
                                                              ---------------
                                                                    6,426,785
                                                              ---------------
                                                                   23,770,392
                                                              ---------------
SERVICES-6.4%
AIR TRANSPORT-0.7%
Alaska Air Group, Inc. (a) .................      66,600            2,378,952
                                                              ---------------
RAILROADS-1.3%
Laidlaw International, Inc. ................     185,500            4,309,165
                                                              ---------------
TRUCKERS-1.9%
CNF, Inc. ..................................     105,925            5,920,148
                                                              ---------------
MISCELLANEOUS INDUSTRIAL TRANSPORTATION-2.5%
GATX Corp. .................................     138,200            4,986,256
SEACOR Holdings, Inc. (a) ..................      45,100            3,071,310
                                                              ---------------
                                                                    8,057,566
                                                              ---------------
                                                                   20,665,831
                                                              ---------------
NON-FINANCIAL-6.2%
BUILDING MATERIALS - CEMENT-0.5%
Texas Industries, Inc. .....................      30,300            1,510,152
                                                              ---------------

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                              Shares or
                                              Principal
                                                Amount
Company                                         (000)            U.S. $ Value
-----------------------------------------------------------------------------
BUILDING MATERIALS - HEAT/PLUMBING/AIR-1.0%
Hughes Supply, Inc. ........................      94,000      $     3,369,900
                                                              ---------------
MISCELLANEOUS BUILDING-4.7%
Beazer Homes USA, Inc. .....................      89,100            6,490,044
Harsco Corp. ...............................      35,500            2,396,605
Quanta Services, Inc. (a) ..................     468,900            6,175,413
                                                              ---------------
                                                                   15,062,062
                                                              ---------------
                                                                   19,942,114
                                                              ---------------
CONSUMER STAPLES-6.1%
FOODS-4.2%
Corn Products International, Inc. ..........      66,000            1,576,740
Del Monte Foods Co. (a) ....................     322,600            3,364,718
Performance Food Group Co. (a) .............     144,700            4,105,139
Universal Corp. ............................      96,700            4,192,912
                                                              ---------------
                                                                   13,239,509
                                                              ---------------
RESTAURANTS-1.6%
Jack in the Box, Inc. (a) ..................     119,200            4,163,656
Papa John's International, Inc. (a) ........      17,500            1,037,925
                                                              ---------------
                                                                    5,201,581
                                                              ---------------
RETAIL STORES - FOOD-0.3%
SUPERVALU, Inc. ............................      30,000              974,400
                                                              ---------------
                                                                   19,415,490
                                                              ---------------
COMMODITIES-4.8%
CHEMICALS-1.2%
Albemarle Corp. ............................      34,500            1,323,075
Cytec Industries, Inc. .....................      52,200            2,486,286
                                                              ---------------
                                                                    3,809,361
                                                              ---------------
CONTAINERS - METAL/GLASS/PAPER-1.4%
Ball Corp. .................................      43,000            1,707,960
Owens-Illinois, Inc. (a) ...................     139,800            2,941,392
                                                              ---------------
                                                                    4,649,352
                                                              ---------------
MISCELLANEOUS INDUSTRIAL COMMODITIES-0.7%
United Stationers, Inc. (a) ................      47,095            2,284,108
                                                              ---------------

MISCELLANEOUS METALS-1.5 %
Reliance Steel & Aluminum Co. ..............      78,000            4,767,360
                                                              ---------------
                                                                   15,510,181
                                                              ---------------
ENERGY-3.6%
OFFSHORE DRILLING-1.5%
Rowan Companies, Inc. (a) ..................     140,000            4,989,600
                                                              ---------------
OIL WELL EQUIPMENT & SERVICES-0.5%
Todco, Cl. A (a) ...........................      42,100            1,602,326
                                                              ---------------
OILS - INTEGRATED DOMESTIC-1.6%
Amerada Hess Corp. .........................      16,400            2,079,848
Pogo Producing Co. .........................      60,500            3,013,505
                                                              ---------------
                                                                    5,093,353
                                                              ---------------
                                                                   11,685,279
                                                              ---------------
INDUSTRIAL RESOURCES-2.7%
ALUMINUM-0.7%
Mueller Industries, Inc. ...................      75,000            2,056,500
                                                              ---------------
CHEMICALS-0.5%
Chemtura Corp. .............................     133,200            1,691,640
                                                              ---------------
STEEL-0.3%
Chaparral Steel Co. (a) ....................      30,300              916,575
                                                              ---------------
MISCELLANEOUS METALS-1.2%
Silgan Holdings, Inc. ......................     106,480            3,846,058
                                                              ---------------
                                                                    8,510,773
                                                              ---------------
Total Common Stocks
   (cost $258,986,316) .....................                      305,016,845
                                                              ---------------

SHORT-TERM INVESTMENT-4.4%
TIME DEPOSIT-4.4%
The Bank of New York
   3.25%, 1/03/06
   (cost $13,971,000) ......................   $  13,971           13,971,000
                                                              ---------------
TOTAL INVESTMENTS-99.5%
   (cost $272,957,316) .....................                      318,987,845
Other assets less liabilities-0.5%                                  1,662,156
                                                              ---------------
NET ASSETS-100% ............................                  $   320,650,001
                                                              ===============

--------------------------------------------------------------------------------
(a)  Non-income producing security.

     See Notes to Financial Statements.

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
     (cost $272,957,316) ..................................   $ 318,987,845
   Cash ...................................................             701
   Receivable for investment securities sold ..............       1,867,956
   Receivable for capital stock sold ......................         449,207
   Dividends and interest receivable ......................         360,452
                                                              -------------
   Total assets ...........................................     321,666,161
                                                              -------------
LIABILITIES
   Payable for investment securities purchased ............         543,904
   Payable for capital stock redeemed .....................         132,321
   Advisory fee payable ...................................         203,241
   Distribution fee payable ...............................          39,258
   Transfer agent fee payable .............................              65
   Accrued expenses .......................................          97,371
                                                              -------------
   Total liabilities ......................................       1,016,160
                                                              -------------
NET ASSETS ................................................   $ 320,650,001
                                                              =============
COMPOSITION OF NET ASSETS
   Capital stock, at par ..................................   $      18,844
   Additional paid-in capital .............................     248,834,775
   Undistributed net investment income ....................       1,066,194
   Accumulated net realized gain on investment
     transactions .........................................      24,699,659
   Net unrealized appreciation of investments .............      46,030,529
                                                              -------------
                                                              $ 320,650,001
                                                              =============
Class A Shares
   Net assets .............................................   $ 134,234,756
                                                              =============
   Shares of capital stock outstanding ....................       7,869,632
                                                              =============
   Net asset value per share ..............................   $       17.06
                                                              =============
Class B Shares
   Net assets .............................................   $ 186,415,245
                                                              =============
   Shares of capital stock outstanding ....................      10,974,471
                                                              =============
   Net asset value per share ..............................   $       16.99
                                                              =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2005     AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $6,269) ....   $   3,700,166
   Interest ...............................................         247,103
                                                              -------------
   Total investment income ................................       3,947,269
                                                              -------------
EXPENSES
   Advisory fee ...........................................       2,118,599
   Distribution fee--Class B ..............................         399,981
   Custodian ..............................................         133,269
   Administrative .........................................          75,250
   Printing ...............................................          68,985
   Audit ..................................................          41,750
   Legal ..................................................          10,563
   Directors' fees ........................................           1,000
   Transfer agency ........................................             794
   Miscellaneous ..........................................          14,115
                                                              -------------
   Total expenses .........................................       2,864,306
   Less: expenses waived and reimbursed by the Adviser
     (see Note B) .........................................         (16,750)
                                                              -------------
   Net expenses ...........................................       2,847,556
                                                              -------------
   Net investment income ..................................       1,099,713
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   TRANSACTIONS
   Net realized gain on investment transactions ...........      24,799,701
   Net change in unrealized appreciation/depreciation of
    transactions ..........................................      (6,474,515)
                                                              -------------
   Net gain on investment transactions ....................      18,325,186
                                                              -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................   $  19,424,899
                                                              =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                                  Year Ended      Year Ended
                                                                                 December 31,    December 31,
                                                                                     2005           2004
                                                                                -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ....................................................   $   1,099,713   $   1,760,970
   Net realized gain on investment transactions .............................      24,799,701      12,197,879
   Net change in unrealized appreciation/depreciation of investments ........      (6,474,515)     25,133,503
                                                                                -------------   -------------
   Net increase in net assets from operations ...............................      19,424,899      39,092,352
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ...............................................................        (876,310)       (181,706)
      Class B ...............................................................        (892,522)        (80,321)
   Net realized gain on investment transactions
      Class A ...............................................................      (5,292,917)     (2,336,222)
      Class B ...............................................................      (6,946,948)     (2,409,632)
CAPITAL STOCK TRANSACTIONS
   Net increase .............................................................      53,737,282      53,508,942
                                                                                -------------   -------------
   Total increase ...........................................................      59,153,484      87,593,413
NET ASSETS
   Beginning of period ......................................................     261,496,517     173,903,104
                                                                                -------------   -------------
   End of period (including undistributed net investment income of $1,066,194
     and $1,735,313, respectively) ..........................................   $ 320,650,001   $ 261,496,517
                                                                                =============   =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the "Portfolio"), formerly AllianceBernstein Small Cap Value Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 1, 2001. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2005, there were no expenses waived by the Adviser.

Effective January 1, 2004 through September 6, 2004, in connection with the Adviser's settlement with the New York Attorney General's Office ("NYAG") the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2005, such reimbursement amounted to $75,250 of which $16,750 was voluntarily waived by the Adviser.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005, amounted to $222,960, of which $63,134 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                                                  Purchases         Sales
                                                                                -------------   -------------
Investment securities (excluding U.S. government securities) ................   $ 130,735,355   $  90,501,016
U.S. government securities ..................................................              -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost ........................................................................................   $ 272,957,316
                                                                                                =============
Gross unrealized appreciation ...............................................................   $  53,568,119
Gross unrealized depreciation ...............................................................      (7,537,590)
                                                                                                -------------
Net unrealized appreciation .................................................................   $  46,030,529
                                                                                                =============

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                                -------------------------------------------------------------
                                                           SHARES                           AMOUNT
                                                -------------------------------------------------------------
                                                 Year Ended      Year Ended      Year Ended       Year Ended
                                                December 31,    December 31,     December 31,    December 31,
                                                    2005            2004             2005            2004
                                                ------------    ------------    -------------   -------------
Class A
Shares sold .................................      1,654,124       1,690,352    $  27,337,346   $  25,588,665
Shares issued in reinvestment of
  dividends and distributions ...............        388,002         172,225        6,169,227       2,517,928
Shares redeemed .............................     (1,237,579)     (1,075,133)     (20,426,892)    (16,276,570)
                                                ------------    ------------    -------------   -------------
Net increase ................................        804,547         787,444    $  13,079,681   $  11,830,023
                                                ============    ============    =============   =============
Class B
Shares sold .................................      3,361,531       3,830,995    $  55,477,125   $  57,835,750
Shares issued in reinvestment of
  dividends and distributions ...............        494,604         170,661        7,839,470       2,489,953
Shares redeemed .............................     (1,372,037)     (1,247,227)     (22,658,994)    (18,646,784)
                                                ------------    ------------    -------------   -------------
Net increase ................................      2,484,098       2,754,429    $  40,657,601   $  41,678,919
                                                ============    ============    =============   =============

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                                                     2005            2004
                                                                                -------------   -------------
Distributions paid from:
   Ordinary income ..........................................................   $   5,220,753   $   1,422,125
   Net long-term capital gains ..............................................       8,787,944       3,585,756
                                                                                -------------   -------------
Total taxable distributions .................................................      14,008,697       5,007,881
                                                                                -------------   -------------
Total distributions paid ....................................................   $  14,008,697   $   5,007,881
                                                                                =============   =============

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ...............................................................   $   5,274,370
Undistributed long-term capital gains .......................................................      20,491,483
Unrealized appreciation/(depreciation) ......................................................      46,030,529
                                                                                                -------------
Total accumulated earnings/(deficit) ........................................................   $  71,796,382
                                                                                                =============

For the current year there were no permanent differences.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

      (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          -----------------------------------------------------------------
                                                                       CLASS A
                                          -----------------------------------------------------------------
                                                                                             May 2, 2001(a)
                                                     Year Ended December 31,                       to
                                          ----------------------------------------------      December 31,
                                             2005         2004        2003        2002            2001
                                          ---------    ---------    --------    --------     --------------
Net asset value, beginning of period ..   $   16.84    $   14.49    $  10.46    $  11.18     $        10.00
                                          ---------    ---------    --------    --------     --------------
Income From Investment Operations
Net investment income (b)(c) ..........         .09          .14         .04         .12                .14
Net realized and unrealized gain
   (loss) on investment transactions ..        1.02         2.60        4.23        (.81)              1.04
                                          ---------    ---------    --------    --------     --------------
Net increase (decrease) in net asset
   value from operations ..............        1.11         2.74        4.27        (.69)              1.18
                                          ---------    ---------    --------    --------     --------------
Less: Dividends and Distributions
Dividends from net investment income ..        (.13)        (.03)       (.07)       (.02)                -0-
Distributions from net realized gain
   on investment transactions .........        (.76)        (.36)       (.17)       (.01)                -0-
                                          ---------    ---------    --------    --------     --------------
Total dividends and distributions .....        (.89)        (.39)       (.24)       (.03)                -0-
                                          ---------    ---------    --------    --------     --------------
Net asset value, end of period ........   $   17.06    $   16.84    $  14.49    $  10.46     $        11.18
                                          =========    =========    ========    ========     ==============
Total Return
Total investment return based on net
   asset value (d) ....................        6.91%       19.30%      41.26%      (6.20)%            11.80%
Ratios/Supplemental Data
Net assets, end of period (000's
   omitted) ...........................   $ 134,235    $ 118,981    $ 90,949    $ 55,592     $       21,076
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements ...................         .87%         .86%       1.20%       1.13%               .95%(e)
   Expenses, before waivers and
     reimbursements ...................         .87%        1.09%       1.28%       1.41%              2.65%(e)
   Net investment income (c) ..........         .53%         .96%        .34%       1.04%              1.99%(e)
Portfolio turnover rate ...............          33%          30%         21%         28%                12%

--------------------------------------------------------------------------------
See footnote summary on page 21.

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          -----------------------------------------------------------------
                                                                       CLASS B
                                          -----------------------------------------------------------------
                                                                                             May 1, 2001(f)
                                                     Year Ended December 31,                       to
                                          ----------------------------------------------      December 31,
                                             2005         2004        2003        2002            2001
                                          ---------    ---------    --------    --------     --------------
Net asset value, beginning of period ..   $   16.79    $   14.46    $  10.46    $  11.20     $        10.00
                                          ---------    ---------    --------    --------     --------------
Income From Investment Operations
Net investment income (b)(c) ..........         .05          .11         .01         .08                .11
Net realized and unrealized gain
   (loss) on investment transactions ..        1.01         2.59        4.22        (.79)              1.09
                                          ---------    ---------    --------    --------     --------------
Net increase (decrease) in net asset
   value from operations ..............        1.06         2.70        4.23        (.71)              1.20
                                          ---------    ---------    --------    --------     --------------
Less: Dividends and Distributions
Dividends from net investment income ..        (.10)        (.01)       (.06)       (.02)                -0-
Distributions from net realized gain
   on investment transactions .........        (.76)        (.36)       (.17)       (.01)                -0-
                                          ---------    ---------    --------    --------     --------------
Total dividends and distributions .....        (.86)        (.37)       (.23)       (.03)                -0-
                                          ---------    ---------    --------    --------     --------------
Net asset value, end of period ........   $   16.99    $   16.79    $  14.46    $  10.46     $        11.20
                                          =========    =========    ========    ========     ==============
Total Return
Total investment return based on net
   asset value (d) ....................        6.63%       19.08%      40.89%      (6.37)%            12.00%
Ratios/Supplemental Data
Net assets, end of period (000's
   omitted) ...........................   $ 186,415    $ 142,516    $ 82,954    $ 22,832     $          346
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements ...................        1.12%        1.12%       1.45%       1.43%              1.20%(e)
   Expenses, before waivers and
     reimbursements ...................        1.12%        1.34%       1.53%       1.70%              3.17%(e)
   Net investment income (c) ..........         .29%         .75%        .05%        .74%              2.17%(e)
Portfolio turnover rate ...............          33%          30%         21%         28%                12%

--------------------------------------------------------------------------------
(a)   Commencement of distribution.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Commencement of operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Small/Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Small/Mid Cap Value Portfolio, formerly AllianceBernstein Small Cap Value Portfolio, of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small/Mid Cap Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP

New York, New York
February 6, 2006

TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

For corporate shareholders, 69% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2005 qualifies for the corporate dividends received deduction.

SMALL/MID CAP VALUE PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                   Voted For    Withheld Authority
                                  -----------   ------------------
     Ruth Block                   340,957,741       10,273,156
     David H. Dievler             340,333,752       10,897,144
     John H. Dobkin               340,541,359       10,689,538
     Michael J. Downey            340,895,582       10,335,314
     William H. Foulk, Jr.        340,477,311       10,753,585
     D. James Guzy                340,313,267       10,917,629
     Marc O. Mayer                340,857,320       10,373,576
     Marshall C. Turner, Jr.      340,480,301       10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.


                                   Voted For       Voted Against      Abstained   Broker Non-Votes
                                  -----------   ------------------   ----------   ----------------
                                  329,393,925        7,649,880       14,187,089           0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:


                                   Voted For       Voted Against      Abstained   Broker Non-Votes
                                  -----------   ------------------   ----------   ----------------

3.A. Diversification               15,814,480          483,320          757,136           0

3.B. Issuing Senior Securities
     and Borrowing Money           15,704,523          633,013          717,399           0

3.D. Concentration of
     Investments                   15,836,843          521,354          696,739           0

3.E. Real Estate and Companies
     that Deal in Real Estate      15,813,273          530,793          710,868           0

3.F. Commodities, Commodity
     Contracts and Futures
     Contracts                     15,755,875          614,895          684,166           0

3.G. Loans                         15,742,489          609,559          702,887           0

3.I. Exercising Control            15,819,072          548,042          687,821           0

3.N. Pledging, Hypothecating,
     Mortgaging, or Otherwise
     Encumbering Assets            15,689,147          669,218          696,571           0

4.A. The reclassification of
     the Portfolio's
     fundamental investment
     objective as
     non-fundamental with no
     change to the investment
     objective.                    15,710,459          662,490          681,986           0

SMALL/MID CAP VALUE PORTFOLIO    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr. (1)


OFFICERS

Philip L. Kirstein, Senior Vice President
   and Independent Compliance Officer
Thomas J. Bardong, Vice President
Joseph G. Paul(2), Vice President
James W. MacGregor(2), Vice President
Andrew J. Weiner(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief
   Financial Officer
Thomas R. Manley, Controller


CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286


DISTRIBUTOR

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036


LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Small/Mid-Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor, and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

SMALL/MID CAP VALUE PORTFOLIO    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                            PORTFOLIOS
                                                                              IN FUND           OTHER
     NAME, ADDRESS,                             PRINCIPAL                     COMPLEX       DIRECTORSHIPS
     DATE OF BIRTH                            OCCUPATION(S)                 OVERSEEN BY        HELD BY
    (YEAR ELECTED*)                        DURING PAST 5 YEARS               DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +              Executive Vice President of Alliance              106      SCB Partners, Inc.;
1345 Avenue of the Americas   Capital Management Corporation                                  SCB, Inc.
New York, NY 10105            ("ACMC") since 2001 and Chairman of
10/2/57                       the Board of AllianceBernstein Investment
(2005)                        Research and Management, Inc. ("ABIRM")
                              since 2000; prior thereto, Chief Executive
                              Officer of Sanford C. Bernstein & Co., LLC
                              (institutional research and brokerage arm
                              of Bernstein & Co. LLC ("SCB & Co")) and its
                              predecessor since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, **  Investment adviser and an independent             108              None
2 Sound View Drive            consultant. He was formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had been
Chairman of the Board         associated since prior to 2001. He was
9/7/32                        formerly Deputy Comptroller and Chief
(1990)                        Investment Officer of the State of New York
                              and, prior thereto, Chief Investment Officer
                              of the New York Bank for Savings.

Ruth Block, #, ***            Formerly Executive Vice President and Chief       106              None
500 SE Mizner Blvd.           Insurance Officer of The Equitable Life
Boca Raton, FL 33432          Assurance Society of the United States;
11/7/30                       Chairman and Chief Executive Officer of
(1992)                        Evlico (insurance); Director of Avon, BP
                              (oil and gas), Ecolab Incorporated
                              (specialty chemicals), Tandem Financial
                              Group and Donaldson, Lufkin & Jenrette
                              Securities Corporation; Governor at Large,
                              National Association of Securities Dealers,
                              Inc.

David H. Dievler, #           Independent consultant. Until December 1994,      107              None
P.O. Box 167                  he was Senior Vice President of ACMC
Spring Lake, NJ 07762         responsible for mutual fund administration.
10/23/29                      Prior to joining ACMC in 1984, he was Chief
(1990)                        Financial Officer of Eberstadt Asset
                              Management since 1968. Prior to that, he was
                              a Senior Manager at Price Waterhouse & Co.
                              Member of American Institute of Certified
                              Public Accountants since 1953.

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND (continued)

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------


                                                                            PORTFOLIOS
                                                                              IN FUND           OTHER
     NAME, ADDRESS,                             PRINCIPAL                     COMPLEX       DIRECTORSHIPS
     DATE OF BIRTH                            OCCUPATION(S)                 OVERSEEN BY        HELD BY
    (YEAR ELECTED*)                        DURING PAST 5 YEARS               DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin, #             Consultant. Formerly President of Save            106              None
P.O. Box 12                   Venice, Inc. (preservation organization)
Annandale, NY 12504           from 2001-2002, Senior Advisor from June
2/19/42                       1999-June 2000 and President of Historic
(1992)                        Hudson Valley (historic preservation) from
                              December 1989-May 1999. Previously, Director
                              of the National Academy of Design and during
                              1988-1992, Director and Chairman of the
                              Audit Committee of ACMC.

Michael J. Downey, #          Consultant since January 2004. Formerly           106          Asia Pacific
c/o Alliance Capital          managing partner of Lexington Capital, LLC                     Fund, Inc.,
Management L.P.               (investment advisory firm) from December                         and The
1345 Avenue of the Americas   1997 until December 2003. Prior thereto,                       Merger Fund
New York, NY 10105            Chairman and CEO of Prudential Mutual Fund
Attn: Philip L. Kirstein      Management from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #              Chairman of the Board of PLX Technology           106       Intel Corporation
P.O. Box 128                  (semi-conductors) and of SRC Computers Inc.,                (semi-conductors);
Glenbrook, NV 89413           with which he has been associated since                       Cirrus Logic
3/7/36                        prior to 2001. He is also President of the                  Corporation (semi-
(2005)                        Arbor Company (private family investments).                    conductors);
                                                                                         Novellus Corporation
                                                                                           (semi-conductor
                                                                                          equipment); Micro
                                                                                         Component Technology
                                                                                          (semi-conductor
                                                                                           equipment); the
                                                                                           Davis Selected
                                                                                          Advisors Group of
                                                                                          Mutual Funds; and
                                                                                             LogicVision

Marshall C. Turner, Jr., #    CEO of Toppan Photomasks, Inc. (semi-             106       Toppan Photomasks,
220 Montgomery Street         conductor manufacturing services), Austin,                   Inc.; the George
Penthouse 10                  Texas, from 2003 to present, and President                   Lucas Educational
San Francisco, CA 94104-3402  since company acquired in 2005, and name                      Foundation; and
10/10/41                      changed from DuPont Photomasks. Prior to the                 Chairman of the
(2005)                        company's sale in 2005, he was Chairman and                    Board of the
                              CEO. He has also been Principal of Turner                     Smithsonian's
                              Venture Associates since 1993.                              National Museum of
                                                                                           Natural History

--------------------------------------------------------------------------------
*     There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**    Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr Mayer is an "interested director" as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

SMALL/MID CAP VALUE PORTFOLIO    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

 NAME, ADDRESS*           PRINCIPAL POSITION(S)                 PRINCIPAL OCCUPATION
AND DATE OF BIRTH            HELD WITH FUND                      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------
Marc O. Mayer             President and Chief         See biography above.
10/2/57                   Executive Officer

Philip L. Kirstein        Senior Vice President       Senior Vice President and Independent
5/29/45                   and Independent             Compliance Officer of the
                          Compliance Officer          AllianceBernstein Funds, with which he
                                                      has been associated since October
                                                      2004. Prior thereto, he was Of Counsel
                                                      to Kirkpatrick & Lockhart, LLP from
                                                      October 2003 to October 2004, and
                                                      General Counsel of Merrill Lynch
                                                      Investment Managers, L.P. since prior
                                                      to 2001 until March 2003.

Thomas J. Bardong         Vice President              Senior Vice President of ACMC**, with
4/28/45                                               which he has been associated since prior
                                                      to 2001.

Joseph G. Paul            Vice President              Senior Vice President of ACMC**, with
2/8/60                                                which he has been associated since prior
                                                      to 2001.

James W. MacGregor        Vice President              Senior Vice President of ACMC**, with
6/16/67                                               which he has been associated since prior
                                                      to 2001.

Andrew J. Weiner          Vice President              Senior Vice President of ACMC**, with
7/8/68                                                which he has been associated since prior
                                                      to 2001.

Emilie D.Wrapp            Secretary                   Senior Vice President, Assistant General
11/13/55                                              Counsel and Assistant Secretary of
                                                      ABIRM**, with which she has been
                                                      associated since prior to 2001.

Mark D. Gersten           Treasurer and Chief         Senior Vice President of Alliance Global
10/4/50                   Financial Officer           Investor Services, Inc. ("AGIS")** and
                                                      Vice President of ABIRM**, with which he
                                                      has been associated since prior to 2001.

Thomas R. Manley          Controller                  Vice President of ACMC**, with which he
8/3/51                                                has been associated since prior to 2001.

--------------------------------------------------------------------------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AGIS, ABIRM and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Small/Mid Cap Value Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

      1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

      2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

      5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

      7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

      8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

      9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

      10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

      11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

      12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

      13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

      14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the

Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that in the Portfolio's latest fiscal year the Adviser had waived reimbursement payments from the Portfolio in light of the expense caps currently in effect for the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years.

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 13 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 23 to 20 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1- and 3-year periods, and as compared to the Russell 2500 Index (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1, and 3-year and since inception periods (May 2001 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in the 1-year period and 1st quintile in the 3-year period. The comparative information showed that the Portfolio underperformed the Index in the YTD and 1-year periods and outperformed the Index in the 3-year and since inception periods. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information provided by the Adviser that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than that paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was the same as the Expense Group median. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 3 basis points had been waived by the Adviser. The directors also noted that the Portfolio's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly lower than the cap), was the same as the Expense Group median and somewhat lower than the Expense Universe median. The directors concluded that the Portfolio's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Small/Mid Cap Value Portfolio (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

      1. Management fees charged to institutional and other clients of the Adviser for like services.

      2. Management fees charged by other mutual fund companies for like services.

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

      4. Profit margins of the Adviser and its affiliates from supplying such services.

      5.    Possible economies of scale as the Fund grows larger.

      6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                      Advisory Fee
                  Based on % of Average
Category            Daily Net Assets                       Fund
----------------------------------------------------------------------------
Specialty      75 bp on 1st $2.5 billion       Small/Mid Cap Value Portfolio
               65 bp on next $2.5 billion
               60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                As a %
                                                              of average
Fund                                      Amount           daily net assets
----------------------------------------------------------------------------
Small/Mid Cap Value Portfolio(3)         $69,000                 0.03%

----------------------------------------------------------------------------
(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(3)   The expense reimbursement has been waived by the Adviser.

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Fund was operating below its expense cap in the latest fiscal year; accordingly the expense limitation undertaking of that Fund was of no effect. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.

                      Expense Cap Pursuant
                     to Expense Limitation     Gross Expense     Fiscal Year
Fund                      Undertaking              Ratio             End
-------------------------------------------------------------------------------
Small/Mid Cap Value      Class A 1.20%             1.09%          December 31
Portfolio                Class B 1.45%             1.34%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                      Net Assets       Effective Alliance
                       09/30/05      Alliance Institutional      Institutional
Fund                    ($MIL)            Fee Schedule            Advisory Fee
------------------------------------------------------------------------------
Small/Mid Cap Value     $300.6     Small & Mid Cap                  0.416%
Portfolio                          Value Schedule
                                   95 bp on 1st $25 m
                                   75 bp on next $25 m
                                   65 bp on next $50 m
                                   55 bp on the balance
                                   Minimum account size $10 m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Fund                                                        Fee Schedule
-------------------------------------------------------------------------------
Small/Mid Cap Value            Client # 1            0.50%
Portfolio
                               Client # 2            0.72% on first $25 million
                                                     0.54% on next $225 million
                                                     0.50% thereafter

                               Client # 3            0.80%

                               Client # 4            1.00% on first $10 million
                                                     0.875% on next $10 million
                                                     0.75% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES  FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                    Effective            Lipper
                                   Management            Group
Fund                                   Fee               Median            Rank
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio         0.750              0.750             7/13

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:


                               Expense    Lipper     Lipper     Lipper    Lipper
                                Ratio    Universe   Universe     Group     Group
Fund                            (%)(7)  Median (%)    Rank    Median (%)   Rank
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio   0.866      0.943     10/22       0.866     7/13

Based on this analysis, the Fund has equally favorable rankings on management fees compared to total expenses.

--------------------------------------------------------------------------------
(4) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)   Most recent fiscal year end Class A share total expense ratio.

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION

(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

Fund                                                      12b-1 Fee Received
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio                                  $266,143

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                 Adviser
                                                               Payments to
Fund                                                              ABIRM
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio                                   $465,893

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and

--------------------------------------------------------------------------------
(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 and 3 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

Small/Mid Cap Value Portfolio                       Group           Universe
-------------------------------------------------------------------------------
1 year                                              12/13             19/23
3 year                                               2/13              2/20

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in versus its bold)(12) benchmark(13).

                                         Periods Ending September 30, 2005
                                               Annualized Performance
-------------------------------------------------------------------------------
Fund                                  1 Year       3 Year       Since Inception
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio          16.93        25.21            15.28
Russell 2500 Index                     21.29        24.91             9.56

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

--------------------------------------------------------------------------------
(9)   The performance rankings are for the Class A shares of the Fund.

(10)  The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(12)  The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

[LOGO] ALLIANCEBERNSTEIN(R)
       Investment Research and Management

ANNUAL REPORT
--------------------------------------------------------------------------------

       AllianceBernstein
       Variable Products Series Fund, Inc.

                                              -----------------------------
                                                 Annual Report

                                                        December 31, 2005
                                              -----------------------------

       > AllianceBernstein Utility Income Portfolio

                           Investment Products Offered
                         -----------------------------
                            o  Are Not FDIC Insured
                            o  May Lose Value
                            o  Are Not Bank Guaranteed
                         -----------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

UTILITY INCOME PORTFOLIO         AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

LETTER TO INVESTORS

February 7, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Utility Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry. As of February 1, 2006, the Portfolio's investment objective is current income and long-term growth of capital.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Standard and Poor's (S&P) 500 GICS Utilities Composite, for the one-, five-and 10-year periods ended December 31, 2005.

For the annual reporting period ended December 31, 2005, the Portfolio slightly underperformed its benchmark. The Portfolio's underperformance was principally attributed to the Portfolio's overweighted position in high quality, more defensive utilities, which include global utilities such as telephones, gas and water and are not included in the benchmark.

MARKET REVIEW AND INVESTMENT STRATEGY

The Fund's manager regards 2005 as a continuation of a restructuring year for the utility sector, as most companies aggressively improved their balance sheets by selling non-core assets, cutting capital expenditures, issuing equity, paying down debt and exiting from some non-regulated businesses. The most encouraging aspect was the sector's improving free cash flow and more disciplined capital deployment, which led to some merger and acquisition (M&A) activities. Separately, utilities benefited from a number of macro trends, including the improved credit environment, rising gas and power prices, the reduction of tax rates on dividends and very low long-term interest rates. On the other hand, utilities were negatively impacted by the expectation of rising interest rates, the increased cost for fuel, health care expenses and pension costs. To mitigate the impact of rising rates on the Portfolio, the Portfolio's manager moved the Portfolio into companies with greater volatility but above-average growth in earnings, dividends and cash flow.

During the period under review, the manager continued to focus the Portfolio's investments on high quality names with attractive valuations. Within the electric utilities, focus was placed on the regulated integrated utilities instead of the non-regulated electric power marketers and generators. The manager remained cautious of the telephone utilities, primarily because of their fundamental uncertainties and competitive pressures. On the electric side, the manager remained cautious of the non-regulated generation and marketing sectors (given their improving balance sheets and easing liquidity concerns), but positive on the traditional regulated integrated utilities due to their earnings, stability, increasing free cash flow and growing dividends.

Global utilities with weaker fundamentals outperformed the electrics with stronger fundamentals in the earlier part of 2005. The reason for this was that most of these companies received refinancing from their banks, thus easing their short-term liquidity problems and preventing them from filing for bankruptcy. Most of these fundamentally weak companies have abandoned their growth business models and returned to fundamental strategies. So far, these companies have restored some credibility in management and have started to execute on fundamentals and cash flow improvement. As the market begins to focus on high quality companies with strong fundamentals, performance will likely improve.

UTILITY INCOME PORTFOLIO
HISTORICAL PERFORMANCE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor's (S&P) 500 GICS Utilities Composite does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 GICS Utilities Composite encompasses those companies considered gas, electric or water utilities, or companies that operate as independent producers and/or distributors of power, including both nuclear and non-nuclear facilities. An investor cannot invest directly in an index or composite, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Portfolio.

A Word About Risk

The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio concentrates its investments in the utilities industries and may therefore be subject to greater risks, including government regulation, and volatility than a fund with a more diversified portfolio. While the Portfolio invests principally in equity and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

--------------------------------------------------------------------------------
(Historical Performance continued on next page)

UTILITY INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)   AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                              Returns
THE PORTFOLIO VS. ITS BENCHMARK                      ---------------------------
PERIODS ENDED DECEMBER 31, 2005                      1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio Class A   16.05%      0.87%    8.85%
--------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio Class B   15.76%     21.17%*
--------------------------------------------------------------------------------
S&P 500 GICS Utilities Composite                     16.83%     -2.24%    6.79%
--------------------------------------------------------------------------------

*     Since inception of the Portfolio's Class B shares on 7/22/02.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/95-12/31/05
AllianceBernstein Utility Income Portfolio Class A: $23,345
S&P 500 GICS Utilities Composite: $19,278


                            AllianceBernstein
                         Utility Income Portfolio       S&P 500 GICS
                                Class A             Utilities Composite
      12/31/1995                  10000                   10000
      12/31/1996                  10788                   10568
      12/31/1997                  13562                   13173
      12/31/1998                  16804                   15127
      12/31/1999                  20064                   13738
      12/31/2000                  22362                   21595
      12/31/2001                  17330                   15022
      12/31/2002                  13497                   10516
      12/31/2003                  16180                   13277
      12/31/2004                  20116                   16501
      12/31/2005                  23345                   19278

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Portfolio Class A shares (from 12/31/95 to 12/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

--------------------------------------------------------------------------------
See Historical Performance and Benchmark disclosures on previous page.

UTILITY INCOME PORTFOLIO
FUND EXPENSES                    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                   Beginning          Ending
                                 Account Value     Account Value     Expenses Paid      Annualized
Utility Income Portfolio         July 1, 2005    December 31, 2005   During Period*   Expense Ratio*
------------------------------   -------------   -----------------   --------------   --------------
Class A
Actual .......................      $ 1,000         $ 1,047.19          $  4.85            0.94%
Hypothetical (5% return before
   expenses) .................      $ 1,000         $ 1,020.47          $  4.79            0.94%

Class B

Actual .......................      $ 1,000         $ 1,045.30          $  6.19            1.20%
Hypothetical (5% return before
   expenses) .................      $ 1,000         $ 1,019.16          $  6.11            1.20%

--------------------------------------------------------------------------------
* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
FPL Group, Inc. (Common & Preferred)       $  2,572,619          3.8%
TXU Corp.                                     2,472,761          3.6
Exelon Corp.                                  2,194,682          3.2
Entergy Corp. (Common & Preferred)            2,049,990          3.0
PG & E Corp.                                  2,049,024          3.0
The Williams Cos., Inc.                       1,719,214          2.5
Kinder Morgan, Inc.                           1,691,880          2.5
American Movil, SA de C.V.                    1,603,448          2.3
Questar Corp.                                 1,566,990          2.3
American Electric Power Co., Inc.             1,538,605          2.3
                                           ------------         ----
                                           $ 19,459,213         28.5%
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Utilities                                  $ 59,696,408           87.5%
Consumer Services                             3,781,076            5.5
Energy                                        2,453,523            3.6
Basic Industry                                  589,818            0.9
Capital Goods                                   420,600            0.6
                                           ------------         ------
Total Investments*                           66,941,425           98.1
Cash and receivables, net of liabilities      1,292,344            1.9
                                           ------------         ------
Net Assets                                 $ 68,233,769          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*     Excludes short-term investments.

      Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

UTILITY INCOME PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
United States                               $56,083,191           82.2%
Mexico                                        2,408,448            3.5
Brazil                                        1,872,096            2.7
United Kingdom                                1,674,867            2.5
Hong Kong                                       906,505            1.3
Egypt                                           819,668            1.2
Canada                                          767,879            1.1
Taiwan                                          651,425            1.0
Other**                                       1,757,346            2.6
                                           ------------          -----
Total Investments*                           66,941,425           98.1
Cash and receivables, net of liabilities      1,292,344            1.9
                                           ------------          -----
Net Assets                                  $68,233,769          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*     Excludes short-term investments

** The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: China, Spain and Turkey.

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                                  Shares    U.S. $ Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-97.0%
UTILITIES-87.5%
COMMUNICATION EQUIPMENT-1.7%
QUALCOMM, Inc. .....................................       27,100  $  1,167,468
                                                                   ------------
ELECTRIC & GAS UTILITY-67.6%
AES Corp. (a) ......................................       83,600     1,323,388
AES Tiete, SA (Brazil) .............................   41,819,200       894,222
AGL Resources, Inc. ................................       39,600     1,378,476
Allegheny Energy, Inc. (a) .........................       24,000       759,600
Ameren Corp. .......................................       25,700     1,316,868
American Electric Power Co., Inc. ..................       41,483     1,538,605
Atmos Energy Corp. .................................       19,300       504,888
Cinergy Corp. ......................................        8,800       373,648
Consolidated Edison, Inc. ..........................       27,100     1,255,543
CPFL Energia, SA (ADR) (Brazil) ....................       11,700       407,745
Dominion Resources, Inc. ...........................       16,500     1,273,800
DPL, Inc. ..........................................          400        10,404
DTE Energy Co. .....................................       22,176       957,781
Duke Energy Corp. ..................................       35,600       977,220
Edison International ...............................       32,600     1,421,686
Entergy Corp. ......................................       21,600     1,482,840
Entergy Corp. pfd. (a) .............................       11,400       567,150
Equitable Resources, Inc. ..........................       38,000     1,394,220
Exelon Corp. .......................................       41,300     2,194,682
FirstEnergy Corp. ..................................       21,000     1,028,790
FPL Group, Inc. ....................................       37,000     1,537,720
FPL Group, Inc. pfd. ...............................       16,700     1,034,899
Great Plains Energy, Inc. pfd. .....................       28,000       696,920
Hong Kong & China Gas Co., Ltd. (Hong Kong) ........      425,000       906,505
ITC Holdings Corp. .................................        9,500       266,855
National Grid Plc (United Kingdom) .................       98,284       960,908
New Jersey Resources Corp. .........................       23,800       996,982
Northwest Natural Gas Co. ..........................       12,300       420,414
NSTAR ..............................................       49,100     1,409,170
PG&E Corp. .........................................       55,200     2,049,024
Piedmont Natural Gas Co., Inc. .....................       10,200       246,432
PNM Resources, Inc. pfd. ...........................       30,500     1,436,245
PPL Corp. ..........................................       52,000     1,528,800
Public Service Enterprise Group, Inc. ..............       22,361     1,452,794
Questar Corp. ......................................       20,700     1,566,990
Scottish & Southern Energy (United Kingdom) ........       40,945       713,959
Sempra Energy ......................................       31,874     1,429,230
Southern Co. .......................................       39,100     1,350,123
Tractebel Energia, SA (Brazil) .....................       31,000       199,525
TXU Corp. ..........................................       49,268     2,472,761
Westar Energy, Inc. ................................       23,000       494,500
Wisconsin Energy Corp. .............................       14,000       546,840
Xcel Energy, Inc. ..................................       73,300     1,353,118
                                                                   ------------
                                                                     46,132,270
                                                                   ------------
PIPELINES-6.7%
Kinder Morgan, Inc. ................................       18,400     1,691,880
ONEOK, Inc. ........................................       24,700       657,761
Southern Union Co. pfd. ............................        6,900       496,110
The Williams Cos., Inc. ............................       74,200     1,719,214
                                                                   ------------
                                                                      4,564,965
                                                                   ------------
PUBLIC UTILITIES - ELECTRIC & GAS-1.3%
Georgia Power Co. pfd. .............................       34,000       874,820
                                                                   ------------
TELEPHONE UTILITY-7.2%
AT&T, Inc. .........................................       48,000     1,175,520
BellSouth Corp. ....................................       24,600       666,660
Chunghwa Telecom Co., Ltd. (ADR) (Taiwan) ..........       35,500       651,425
Sprint Nextel Corp. ................................       62,175     1,452,408
Telefonica de Espana, SA (ADR) (Spain) .............       13,651       614,568
Verizon Communications, Inc. .......................       10,700       322,284
                                                                   ------------
                                                                      4,882,865
                                                                   ------------
MISCELLANEOUS-3.0%
Aqua America, Inc. .................................       48,800     1,332,240
Peabody Energy Corp. ...............................        9,000       741,780
                                                                   ------------
                                                                      2,074,020
                                                                   ------------
                                                                     59,696,408
                                                                   ------------
ENERGY-2.5%
DOMESTIC PRODUCERS-0.8%
Energen Corp. ......................................       16,000       581,120
                                                                   ------------
INTERNATIONAL-1.1%
Petroleo Brasileiro, SA (ADR) (Brazil) .............        5,200       370,604
Talisman Energy, Inc. (Canada) .....................        7,000       370,160
                                                                   ------------
                                                                        740,764
                                                                   ------------
OIL SERVICE-0.6%
Suncor Energy, Inc. (Canada) .......................        6,300       397,719
                                                                   ------------
                                                                      1,719,603
                                                                   ------------
CONSUMER SERVICES-5.5%
BROADCASTING & CABLE-1.2%
Grupo Televisa, SA (ADR) (Mexico) ..................       10,000       805,000
                                                                   ------------

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------


                                                       Shares or
                                                       Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
--------------------------------------------------------------------------------

CELLULAR COMMUNICATIONS-4.3%
America Movil, SA de C.V.
   Series L (ADR) (Mexico) .........................       54,800  $  1,603,448
Orascom Telecom (GDR) (Egypt) ......................       15,600       819,668
Turkcell Iletisim Hizmetleri AS
   (Turkcell) (ADR) (Turkey) .......................       36,000       552,960
                                                                   ------------
                                                                      2,976,076
                                                                   ------------
                                                                      3,781,076
                                                                   ------------
BASIC INDUSTRY-0.9%
MINING & METALS-0.9%
China Shenhua Energy Co., Ltd. (China) (a) .........      535,500       589,818
                                                                   ------------
CAPITAL GOODS-0.6%
MISCELLANEOUS-0.6%
General Electric Co. ...............................       12,000       420,600
                                                                   ------------
Total Common and Preferred
   Stocks (cost $51,370,243) .......................                 66,207,505
                                                                   ------------

MUTUAL FUNDS-1.1%
Tortoise Energy Capital Corp.
   (cost $726,698) .................................       33,000       733,920
                                                                   ------------
SHORT-TERM INVESTMENT-1.5%
TIME DEPOSIT-1.5%
The Bank of New York 3.25% 1/03/06
   (cost $1,024,000) ...............................  $     1,024     1,024,000
                                                                   ------------
TOTAL INVESTMENTS-99.6%
   (cost $53,120,941) ..............................                 67,965,425
Other assets less liabilities-0.4% .................                    268,344
                                                                   ------------
NET ASSETS-100% ....................................               $ 68,233,769
                                                                   ============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      Glossary of Terms:

      ADR - American Depositary Receipt

      GDR - Global Depositary Receipt

      pfd. - Preferred Stock

      See Notes to Financial Statements.

UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $53,120,941) ............................   $ 67,965,425
   Cash ..............................................................................          1,755
   Receivable for capital stock sold .................................................        203,766
   Dividends and interest receivable .................................................        176,075
                                                                                         ------------
   Total assets ......................................................................     68,347,021
                                                                                         ------------
LIABILITIES
   Advisory fee payable ..............................................................         32,450
   Distribution fee payable ..........................................................          2,081
   Payable for capital stock redeemed ................................................             68
   Transfer agent fee payable ........................................................             51
   Accrued expenses ..................................................................         78,602
                                                                                         ------------
   Total liabilities .................................................................        113,252
                                                                                         ------------
NET ASSETS                                                                               $ 68,233,769
                                                                                         ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .............................................................   $      3,308
   Additional paid-in capital ........................................................     59,604,639
   Undistributed net investment income ...............................................      1,721,741
   Accumulated net realized loss on investment and foreign currency transactions .....     (7,940,272)
   Net unrealized appreciation of investments and foreign currency denominated
      assets and liabilities .........................................................     14,844,353
                                                                                         ------------
                                                                                         $ 68,233,769
                                                                                         ============
Class A Shares
   Net assets ........................................................................   $ 58,467,997
                                                                                         ============
   Shares of capital stock outstanding ...............................................      2,833,056
                                                                                         ============
   Net asset value per share .........................................................   $      20.64
                                                                                         ============
Class B Shares
   Net assets ........................................................................   $  9,765,772
                                                                                         ============
   Shares of capital stock outstanding ...............................................        475,361
                                                                                         ============
   Net asset value per share .........................................................   $      20.54
                                                                                         ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2005     AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $17,886) ..............................   $  2,330,003
   Interest ..........................................................................         59,527
                                                                                         ------------
   Total investment income ...........................................................      2,389,530
                                                                                         ------------
EXPENSES
   Advisory fee ......................................................................        356,552
   Distribution fee--Class B .........................................................         19,479
   Custodian .........................................................................        124,541
   Administrative ....................................................................         75,250
   Audit .............................................................................         41,750
   Printing ..........................................................................         17,388
   Legal .............................................................................          4,051
   Directors' fees ...................................................................          1,000
   Transfer agency ...................................................................            794
   Miscellaneous .....................................................................          9,167
                                                                                         ------------
   Total expenses ....................................................................        649,972
                                                                                         ------------
   Net investment income .............................................................      1,739,558
                                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
   Net realized gain (loss) on:
      Investment transactions ........................................................      6,764,232
      Foreign currency transactions ..................................................        (11,184)
   Net change in unrealized appreciation/depreciation of:
      Investments ....................................................................        703,004
      Foreign currency denominated assets and liabilities ............................           (131)
                                                                                         ------------
   Net gain on investment and foreign currency transactions ..........................      7,455,921
                                                                                         ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...........................................   $  9,195,479
                                                                                         ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                             Year Ended     Year Ended
                                                                            December 31,   December 31,
                                                                                2005           2004
                                                                           -------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income ...............................................   $   1,739,558   $  1,328,744
   Net realized gain on investment and foreign currency transactions ...       6,753,048      3,926,301
   Net change in unrealized appreciation/depreciation of investments and
     foreign currency denominated assets and liabilities ...............         702,873      6,117,898
                                                                           -------------   ------------
   Net increase in net assets from operations ..........................       9,195,479     11,372,943
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A ...........................................................      (1,190,148)      (962,290)
     Class B ...........................................................        (138,039)       (85,051)
CAPITAL STOCK TRANSACTIONS
   Net increase ........................................................       1,458,437      2,457,294
                                                                           -------------   ------------
   Total increase ......................................................       9,325,729     12,782,896
NET ASSETS
   Beginning of period .................................................      58,908,040     46,125,144
                                                                           -------------   ------------
   End of period (including undistributed net investment income
     of $1,721,741 and $1,321,554, respectively) .......................   $  68,233,769   $ 58,908,040
                                                                           =============   ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The AllianceBernstein Utility Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. See Note K, Subsequent Events. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005 amounted to $84,437, of which $6,691 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                                    Purchases         Sales
                                                                   ------------   ------------
Investment securities (excluding U.S. government securities) ...   $ 36,100,443   $ 32,474,328
U.S. government securities .....................................            -0-            -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost ...........................................................................  $ 53,402,619
                                                                                  ============
Gross unrealized appreciation ..................................................  $ 15,065,853
Gross unrealized depreciation ..................................................      (503,047)
                                                                                  ------------
Net unrealized appreciation ....................................................  $ 14,562,806
                                                                                  ============

1. Forward Exchange Currency Contracts


The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                  ----------------------------------------------------------
                                            SHARES                         AMOUNT
                                  ----------------------------------------------------------
                                   Year Ended     Year Ended      Year Ended     Year Ended
                                  December 31,   December 31,    December 31,   December 31,
                                      2005           2004            2005           2004
                                  ------------   ------------   -------------   ------------
Class A
Shares sold ...................        912,042        565,570   $  17,909,287   $  9,076,079
Shares issued in reinvestment
   of dividends ...............         62,246         64,195       1,190,148        962,290
Shares redeemed ...............     (1,024,664)      (644,878)    (20,038,375)   (10,263,375)
                                  ------------   ------------   -------------   ------------
Net decrease ..................        (50,376)       (15,113)  $    (938,940)  $   (225,006)
                                  ============   ============   =============   ============
Class B
Shares sold ...................        329,410        199,451   $   6,459,035   $  3,123,163
Shares issued in reinvestment
   of dividends ...............          7,239          5,685         138,039         85,051
Shares redeemed ...............       (221,266)       (32,981)     (4,199,697)      (525,914)
                                  ------------   ------------   -------------   ------------
Net increase ..................        115,383        172,155   $   2,397,377   $  2,682,300
                                  ============   ============   =============   ============

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                                     2005           2004
                                                                -------------   ------------
Distributions paid from:
   Ordinary income ..........................................   $   1,328,187   $  1,047,341
                                                                -------------   ------------
Total taxable distributions .................................       1,328,187      1,047,341
                                                                -------------   ------------
Total distributions paid ....................................   $   1,328,187   $  1,047,341
                                                                =============   ============

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ...............................   $  1,721,741
Accumulated capital and other losses ........................     (7,658,594)(a)
Unrealized appreciation/(depreciation) ......................     14,562,675(b)
                                                                ------------
Total accumulated earnings/(deficit) ........................   $  8,625,822
                                                                ============

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $7,658,594, of which $7,213,715 expires in the year 2010 and $444,879 expires in the year 2011. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $6,748,228. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency gains and losses, resulted in a net decrease in undistributed net investment income and a decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

      (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for suffi-cient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Subsequent Events

As of February 1, 2006 the Portfolio's investment objective is current income and long-term growth of capital.

UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    ------------------------------------------------------
                                                                          CLASS A
                                                    ------------------------------------------------------
                                                                   Year Ended December 31,
                                                    ------------------------------------------------------
                                                      2005       2004         2003       2002       2001
                                                    --------   --------     --------   --------   --------
Net asset value, beginning of period .............  $  18.17   $  14.95     $  12.86   $  16.82   $  22.65
                                                    --------   --------     --------   --------   --------
Income From Investment Operations
Net investment income (a) ........................       .53        .43(b)       .35        .36        .29
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions ..      2.35       3.13         2.18      (4.06)     (5.23)
                                                    --------   --------     --------   --------   --------
Net increase (decrease) in net asset value
   from operations ...............................      2.88       3.56         2.53      (3.70)     (4.94)
                                                    --------   --------     --------   --------   --------
Less: Dividends and Distributions
Dividends from net investment income .............      (.41)      (.34)        (.44)      (.26)      (.76)
Distributions from net realized gain on
   investment transactions .......................       -0-        -0-          -0-        -0-       (.13)
                                                    --------   --------     --------   --------   --------
Total dividends and distributions ................      (.41)      (.34)        (.44)      (.26)      (.89)
                                                    --------   --------     --------   --------   --------
Net asset value, end of period ...................  $  20.64   $  18.17     $  14.95   $  12.86   $  16.82
                                                    ========   ========     ========   ========   ========
Total Return
Total investment return based on
   net asset value (c) ...........................     16.05%     24.33%       19.88%    (22.12)%   (22.50)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...............................  $ 58,468   $ 52,391     $ 43,323   $ 40,140   $ 62,684
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements .............................       .97%      1.08%        1.48%      1.22%      1.02%
   Expenses, before waivers and
      reimbursements .............................       .97%      1.21%        1.48%      1.22%      1.02%
   Net investment income .........................      2.72%      2.69%(b)     2.60       2.60%      1.49%
Portfolio turnover rate ..........................        52%        48%          76%        90%        25%

--------------------------------------------------------------------------------
See footnote summary on page 21.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ------------------------------------------------
                                                                              CLASS B
                                                          ------------------------------------------------
                                                                                          July 22, 2002(d)
                                                              Year Ended December 31,           to
                                                          -----------------------------     December 31,
                                                           2005      2004        2003          2002
                                                          -------   -------     -------   ----------------
Net asset value, beginning of period ..................   $ 18.10   $ 14.92     $ 12.86       $ 11.40
                                                          -------   -------     -------       -------
Income From Investment Operations
Net investment income (a) .............................       .48       .38(b)      .28           .07
Net realized and unrealized gain on investment and
   foreign currency transactions ......................      2.34      3.13        2.21          1.39
                                                          -------   -------     -------       -------
Net increase in net asset value from operations .......      2.82      3.51        2.49          1.46
                                                          -------   -------     -------       -------
Less: Dividends
Dividends from net investment income ..................      (.38)     (.33)       (.43)          -0-
                                                          -------   -------     -------       -------
Net asset value, end of period ........................   $ 20.54   $ 18.10     $ 14.92       $ 12.86
                                                          =======   =======     =======       =======
Total Return
Total investment return based on net asset value (c)        15.76%    24.01%      19.64%        12.81%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............   $ 9,766   $ 6,517     $ 2,802       $    39
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ........      1.22%     1.30%       1.73%         1.45%(e)
   Expenses, before waivers and reimbursements ........      1.22%     1.43%       1.73%         1.45%(e)
   Net investment income ..............................      2.45%     2.41%(b)    2.07%         1.92%(e)
Portfolio turnover rate ...............................        52%       48%         76%           90%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Utility Income Portfolio

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Utility Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Utility Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

New York, New York
February 6, 2006

TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2005 qualifies for the corporate dividends received deduction.

UTILITY INCOME PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Utility Income Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                           Voted For    Withheld Authority
                                           -----------   ------------------
      Ruth Block                           340,957,741       10,273,156
      David H. Dievler                     340,333,752       10,897,144
      John H. Dobkin                       340,541,359       10,689,538
      Michael J. Downey                    340,895,582       10,335,314
      William H. Foulk, Jr.                340,477,311       10,753,585
      D. James Guzy                        340,313,267       10,917,629
      Marc O. Mayer                        340,857,320       10,373,576
      Marshall C. Turner, Jr.              340,480,301       10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                            Voted For       Voted Against       Abstained   Broker Non-Votes
                                           -----------      -------------      ----------   ----------------
                                           329,393,925        7,649,880        14,187,089           0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:


                                            Voted For       Voted Against       Abstained   Broker Non-Votes
                                           -----------      -------------      ----------   ----------------
3.A.  Diversification                        2,769,506           90,758          172,643            0

3.B.  Issuing Senior Securities              2,770,283           91,035          171,589            0
      and Borrowing Money

3.D.  Concentration of Investments           2,802,472           85,371          145,064            0

3.E.  Real Estate and Companies that         2,803,846           87,830          141,230            0
      Deal in Real Estate

3.F.  Commodities, Commodity                 2,793,419           94,424          145,064            0
      Contracts and Futures Contracts

3.G.  Loans                                  2,775,687           94,705          162,515            0

3.H.  Joint Securities Trading               2,776,697           91,612          164,597            0
      Accounts

3.I.  Exercising Control                     2,819,089           70,504          143,313            0

3.J.  Other Investment Companies             2,809,928           77,233          145,746            0

3.K.  Oil, Gas, and Other Types of           2,814,827           72,292          145,787            0
      Minerals or Mineral Leases

3.L.  Purchases of Securities on             2,776,795           95,312          160,799            0
      Margin

3.M.  Short Sales                            2,777,985          113,656          141,266            0

UTILITY INCOME PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                     Voted For   Voted Against   Abstained   Broker Non-Votes
                                     ---------   -------------   ---------   ----------------
3.S.  65% Investment Limitations     2,788,964       81,770       162,172            0

3.V.  Purchasing Voting or Other
      Securities of Issuers          2,795,599       88,098       149,210            0

4.B.  The reclassification as
      non-fundamental and with
      changes to the Portfolio's
      investment objective.          2,773,608      102,014       157,285            0

UTILITY INCOME PORTFOLIO         AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and
   Independent Compliance Officer
Thomas J. Bardong, Vice President
Paul C. Rissman, Vice President
Annie Tsao(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286


DISTRIBUTOR

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036


LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


--------------------------------------------------------------------------------
(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolio's portfolio are made by Ms. Annie Tsao, Senior Vice President and Research Analyst.

UTILITY INCOME PORTFOLIO         AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                            PORTFOLIOS
                                                                              IN FUND           OTHER
     NAME, ADDRESS,                             PRINCIPAL                     COMPLEX       DIRECTORSHIP
     DATE OF BIRTH                            OCCUPATION(S)                 OVERSEEN BY        HELD BY
    (YEAR ELECTED*)                        DURING PAST 5 YEARS               DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +              Executive Vice President of Alliance              106          SCB Partners,
1345 Avenue of the Americas   Capital Management Corporation ("ACMC")                       Inc.; SCB, Inc.
New York, NY 10105            since 2001 and Chairman of the Board of
10/2/57                       AllianceBernstein Investment Research and
(2005)                        Management, Inc. ("ABIRM") since 2000;
                              prior thereto, Chief Executive Officer of
                              Sanford C. Bernstein & Co., LLC
                              (institutional research and brokerage arm
                              of Bernstein & Co. LLC ("SCB & Co.")) and
                              its predecessor since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, **  Investment adviser and an independent             108               None
2 Sound View Drive            consultant. He was formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had been
Chairman of the Board         associated since prior to 2001. He was
9/7/32                        formerly Deputy Comptroller and Chief
(1990)                        Investment Officer of the State of New York
                              and, prior thereto, Chief Investment Officer
                              of the New York Bank for Savings.

Ruth Block, #, ***            Formerly Executive Vice President and Chief       106               None
500 SE Mizner Blvd.           Insurance Officer of The Equitable Life
Boca Raton, FL 33432          Assurance Society of the United States;
11/7/30                       Chairman and Chief Executive Officer of
(1992)                        Evlico (insurance); Director of Avon, BP
                              (oil and gas), Ecolab Incorporated (specialty
                              chemicals), Tandem Financial Group and
                              Donaldson, Lufkin & Jenrette Securities
                              Corporation; Governor at Large, National
                              Association of Securities Dealers, Inc.

David H. Dievler, #           Independent consultant. Until December            107               None
P.O. Box 167                  1994, he was Senior Vice President of ACMC
Spring Lake, NJ 07762         responsible for mutual fund administration.
10/23/29                      Prior to joining ACMC in 1984, he was Chief
(1990)                        Financial Officer of Eberstadt Asset
                              Management since 1968. Prior to that, he was
                              a Senior Manager at Price Waterhouse & Co.
                              Member of American Institute of Certified
                              Public Accountants since 1953.

John H. Dobkin, #             Consultant. Formerly President of Save            106               None
P.O. Box 12                   Venice, Inc. (preservation organization)
Annandale, NY 12504           from 2001-2002, Senior Advisor from June
2/19/42                       1999-June 2000 and President of Historic
(1992)                        Hudson Valley (historic preservation) from
                              December 1989-May 1999. Previously, Director
                              of the National Academy of Design and during
                              1988-1992, Director and Chairman of the
                              Audit Committee of ACMC.

UTILITY INCOME PORTFOLIO
MANAGEMENT OF THE FUND (continued)
                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                            PORTFOLIOS
                                                                              IN FUND             OTHER
     NAME, ADDRESS,                             PRINCIPAL                     COMPLEX         DIRECTORSHIP
     DATE OF BIRTH                            OCCUPATION(S)                 OVERSEEN BY          HELD BY
    (YEAR ELECTED*)                        DURING PAST 5 YEARS               DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Michael J. Downey, #          Consultant since January 2004. Formerly           106          Asia Pacific Fund,
c/o Alliance Capital          managing partner of Lexington Capital, LLC                   Inc., and The Merger
Management L.P.               (investment advisory firm) from December                             Fund
1345 Avenue of the Americas   1997 until December 2003. Prior thereto,
New York, NY 10105            Chairman and CEO of Prudential Mutual
Attn: Philip L. Kirstein      Fund Management from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #              Chairman of the Board of PLX Technology           106         Intel Corporation
P.O. Box 128                  (semi-conductors) and of SRC Computers                        (semi-conductors);
Glenbrook, NV 89413           Inc., with which he has been associated                         Cirrus Logic
3/7/36                        since prior to 2001. He is also President                    Corporation (semi-
(2005)                        of the Arbor Company (private family                        conductors); Novellus
                              investments).                                                Corporation (semi-
                                                                                          conductor equipment);
                                                                                             Micro Component
                                                                                          Technology (semi-
                                                                                          conductor equipment);
                                                                                            the Davis Selected
                                                                                                Advisors
                                                                                          Group of Mutual Funds;
                                                                                             and LogicVision

Marshall C. Turner, Jr., #    CEO of Toppan Photomasks, Inc. (semi-             106         Toppan Photomasks
220 Montgomery Street         conductor manufacturing services),                            Inc.; the George
Penthouse 10                  Austin, Texas, from 2003 to present, and                      Lucas Educational
San Francisco, CA 94104-3402  President since company acquired in 2005,                      Foundation; and
10/10/41                      and name changed from DuPont Photomasks.                       Chairman of the
(2005)                        Prior to the company's sale in 2005, he                          Board of the
                              was Chairman and CEO. He has also been                           Smithsonian's
                              Principal of Turner Venture Associates                         National Museum of
                              since 1993.                                                     Natural History

--------------------------------------------------------------------------------
*     There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**    Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

UTILITY INCOME PORTFOLIO         AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Officer Information(1)

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*       PRINCIPAL POSITION(S)            PRINCIPAL OCCUPATION
AND DATE OF BIRTH          HELD WITH FUND                DURING PAST 5 YEARS
--------------------------------------------------------------------------------------
Marc O. Mayer           President and Chief     See biography above.
10/2/57                 Executive Officer

Philip L. Kirstein      Senior Vice President   Senior Vice President and Independent
5/29/45                 and Independent         Compliance Officer of the
                        Compliance Officer      AllianceBernstein Funds, with which
                                                he has been associated since October
                                                2004. Prior thereto, he was Of
                                                Counsel to Kirkpatrick & Lockhart,
                                                LLP from October 2003 to October
                                                2004, and General Counsel of Merrill
                                                Lynch Investment Managers, L.P. since
                                                prior to 2001 until March 2003.

Thomas J. Bardong       Vice President          Senior Vice President of ACMC**, with
4/28/45                                         which he has been associated since
                                                prior to 2001.

Paul C. Rissman         Vice President          Executive Vice President of ACMC**,
11/10/56                                        with which he has been associated
                                                since prior to 2001.

Annie Tsao              Vice President          Senior Vice President of ACMC**, with
10/22/52                                        which she has been associated since
                                                prior to 2001.

Emilie D. Wrapp         Secretary               Senior Vice President, Assistant
11/13/55                                        General Counsel and Assistant
                                                Secretary of ABIRM**, with which she
                                                has been associated since prior to
                                                2001.

Mark D. Gersten         Treasurer and Chief     Senior Vice President of Alliance
10/4/50                 Financial Officer       Global Investor Services, Inc.
                                                ("AGIS")** and Vice President of
                                                ABIRM**, with which he has been
                                                associated since prior to 2001.
Thomas R. Manley        Controller
8/3/51                                          Vice President of ACMC**, with which
                                                he has been associated since prior to
                                                2001.

--------------------------------------------------------------------------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AGIS, ABIRM and SCB & Co. are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Utility Income Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

      1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

      2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

      5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

      7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

      8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

      9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

      10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

      11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

      12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

      13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

      14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific prof-

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

itability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 7 to 6 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 9 to 8 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods, and as compared to the Standard & Poor's 500 GICS Utilities Composite (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (May 1994 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 3rd quintile in the 1-year period, 4th quintile in the 3-year period, 2nd quintile in the 5-year period (adjusted to 3rd quintile by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles) and 3rd quintile in the 10-year period (adjusted to 4th quintile by the

UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Senior Officer), and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 3-year period and 3rd quintile in the 1-, 5- and 10-year periods (adjusted to 4th quintile in the 10-year period by the Senior Officer). The comparative information showed that the Portfolio outperformed the Index in the 5- and 10-year and since inception periods and underperformed the Index in the YTD, 1- and 3-year periods. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in equity and fixed income securities. They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 55 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 14 basis points and that as a result the Adviser's total compensation from the Portfolio pursuant to the Advisory Agreement was somewhat higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was significantly higher than the Expense Group median. Expense Universe information was not provided by Lipper in light of the relatively small number of funds in the Portfolio's Lipper category. The directors noted that the Portfolio's relatively modest size (approximately $75 million as of September 30, 2005) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Utility Income Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

      1. Management fees charged to institutional and other clients of the Adviser for like services.

      2. Management fees charged by other mutual fund companies for like services.

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

      4. Profit margins of the Adviser and its affiliates from supplying such services.

      5.    Possible economies of scale as the Fund grows larger.

      6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                               Advisory Fee
                           Based on % of Average
Category                     Daily Net Assets                     Fund
--------------------------------------------------------------------------------
Value                      55 bp on 1st $2.5 billion    Utility Income Portfolio
                           45 bp on next $2.5 billion
                           40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                             As a % of average
Fund                                    Amount                daily net assets
--------------------------------------------------------------------------------
Utility Income Portfolio               $69,000                      0.14%

--------------------------------------------------------------------------------
(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Set forth below are the Fund's latest fiscal year end gross expense ratios.

Fund                                 Gross Expense Ratio             Fiscal Year
--------------------------------------------------------------------------------
Utility Income Portfolio             Class A   1.21%                 December 31
                                     Class B   1.43%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(3)

                                     Effective            Lipper
                                    Management            Group
Fund                                    Fee               Median            Rank
--------------------------------------------------------------------------------
Utility Income Portfolio               0.550               0.650             1/7

--------------------------------------------------------------------------------
(3) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(4). Lipper describes a Lipper Expense Group as a representative sample of comparable funds. The results of that analysis are set forth below:

                                                           Lipper         Lipper
                                      Expense             Universe         Group
Fund                                Ratio (%)(5)         Median (%)        Rank
--------------------------------------------------------------------------------
Utility Income Portfolio                1.075               0.831           7/7

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

Fund                                                          12b-1 Fee Received
--------------------------------------------------------------------------------
Utility Income Portfolio                                            $11,108

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                     Adviser
                                                                   Payments to
Fund                                                                  ABIRM
--------------------------------------------------------------------------------
Utility Income Portfolio                                             $19,883

--------------------------------------------------------------------------------
(4) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(5)   Most recent fiscal year end Class A share total expense ratio.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(6) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

Although the Fund did not effect any brokerage transaction and pay commissions to the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), during the Fund's recent fiscal year, the potential for such events exist. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(7) relative to its Lipper Performance Group(8) and Lipper Performance Universe(9) for the period ended September 30, 2005.

Utility Income Portfolio                     Group                      Universe
--------------------------------------------------------------------------------
1 year                                        4/7                          5/9
3 year                                        5/7                          6/9
5 year                                        3/6                          4/8
10 year                                       4/6                          5/8

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(10) versus its

--------------------------------------------------------------------------------
(6) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

(7)   The performance rankings are for the Class A shares of the Fund.

(8)   The Lipper Performance Group is identical to the Lipper Expense Group.

(9) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

benchmark(11).

                                           Periods Ending September 30, 2005
                                                 Annualized Performance
-------------------------------------------------------------------------------------
Fund                             1 Year   3 Year   5 Year   10 Year   Since Inception
-------------------------------------------------------------------------------------
Utility Income Portfolio          34.28    24.34     1.33     9.38          9.62
S&P 500 GICS Utility Composite    38.67    26.71    -0.36     8.27          9.48

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

--------------------------------------------------------------------------------
(10)  The performance returns are for the Class A shares of the Fund.

(11) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)



-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

AllianceBernstein Variable Products Series Fund, Inc.


Annual Report

December 31, 2005


>  AllianceBernstein Value Portfolio




INVESTMENT PRODUCTS OFFERED

> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.




VALUE PORTFOLIO
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


LETTER TO INVESTORS

February 9, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. In selecting securities for the Portfolio, Alliance's Bernstein unit ("Bernstein") uses fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may invest up to 15% of its total assets in foreign securities.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 1000 Value Index, for the one-year period ended December 31, 2005 and since the Portfolio's Class A shares inception on July 22, 2002.

For the annual reporting period ended December 31, 2005, the Portfolio advanced, but underperformed its benchmark. Generally speaking, value stocks outperformed growth stocks over the period, despite the outperformance of growth stocks over the last six months. Specifically, stock selection in the Portfolio's investment portfolio was negative, particularly within the finance and industrial resources sectors, and contributed to the Portfolio's underperformance during the 12-month reporting period.

Portfolio returns versus the benchmark benefited from strong gains by the Portfolio's technology and transportation holdings, as well as strong security selection in consumer growth stocks. As a whole, the technology sector lagged the market, yet a number of the Portfolio's technology holdings traded up and added significantly to relative performance. Several of the Portfolio's transportation holdings contributed to relative performance, benefiting from strong revenue improvement driven by increased cargo rates and shipments of consumer goods and commodities.

MARKET REVIEW AND INVESTMENT STRATEGY

High energy costs are forcing Americans to dig more deeply into their pockets and are taking a toll on consumer sentiment. On the positive side, consensus economic forecasts indicate that hurricane damage will put only a small and temporary damper on the U.S. economy, given the economy's robustness prior to the event and the likely massive private and public spending on reconstruction. As a result of this relatively constructive macroeconomic backdrop, complacency continues to reign across the U.S. capital markets. Investors have become less demanding about how much they are compensated for taking risk. Credit spreads remain unusually tight and equity-market volatility remains unusually low. In this low-anxiety setting, investors are accepting unusually small discounts for investing in value stocks, and they are less motivated than usual to pay premiums for above-average growth and stability. As such, valuations within the equity market continue to be unusually compressed as measured by price/earnings ratios.

Because the Portfolio's management team's (the "Team's") investment process explicitly targets portfolio risk to be proportional to the opportunity in value stocks, the Portfolio's positive and negative active sector weights remain unusually small. Likewise, the Portfolio's exposures to other risk factors that can drive performance, such as capitalization, are also closer to market and benchmark levels than usual. Hence, risk measured as tracking error remains low relative to the last few years and the Team's long-term expectations.


1


VALUE PORTFOLIO
HISTORICAL PERFORMANCE
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED RUSSELL 1000 VALUE INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Value Portfolio.

A WORD ABOUT RISK

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other factors affecting that country may have a more significant effect on the Portfolio's net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


2


VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


THE PORTFOLIO VS. ITS BENCHMARK
PERIODS ENDED DECEMBER 31, 2005
                                                            RETURNS
                                                  -----------------------------
                                                     1 Year    Since Inception*
-------------------------------------------------------------------------------
     AllianceBernstein Value Portfolio Class A        5.74%         16.33%

     AllianceBernstein Value Portfolio Class B        5.48%          6.58%

     Russell 1000 Value Index                         7.05%         17.76%


* Since inception of the Portfolio's Class A shares on 7/22/02 and Class B shares on 5/1/01.




ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
7/22/02*-12/31/05


ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A: $16,836
RUSSELL 1000 VALUE INDEX: $17,550

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         AllianceBernstein Value        Russell 1000
                            Portfolio Class A           Value Index
-------------------------------------------------------------------------
     7/22/02*                    $10,000                  $10,000
     12/31/02                    $10,950                  $10,823
     12/31/03                    $14,119                  $14,073
     12/31/04                    $15,922                  $16,394
     12/31/05                    $16,836                  $17,550


* SINCE INCEPTION OF THE PORTFOLIO'S CLASS A SHARES ON 7/22/02.


THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A SHARES (FROM 7/22/02* TO 12/31/05) AS COMPARED TO THE PERFORMANCE OF THE PORTFOLIO'S BENCHMARK. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


VALUE PORTFOLIO
FUND EXPENSES
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                      BEGINNING           ENDING
                                    ACCOUNT VALUE      ACCOUNT VALUE        EXPENSES PAID        ANNUALIZED
VALUE PORTFOLIO                    JANUARY 1, 2005   DECEMBER 31, 2005      DURING PERIOD*      EXPENSE RATIO*
--------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                  $1,000           $1,048.62               $3.77              0.73%
Hypothetical (5% return before
  expenses)                             $1,000           $1,021.53               $3.72              0.73%
CLASS B
Actual                                  $1,000           $1,046.46               $4.95              0.96%
Hypothetical (5% return before
  expenses)                             $1,000           $1,020.37               $4.89              0.96%

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


VALUE PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2005
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                  U.S. $ VALUE     PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Exxon Mobil Corp.                        $  9,925,238              5.2%
Citigroup, Inc.                             8,429,660              4.4
Bank of America Corp.                       6,567,145              3.4
JPMorgan Chase & Co.                        4,151,574              2.1
Pfizer, Inc.                                3,964,400              2.1
Altria Group, Inc.                          3,777,096              2.0
Verizon Communications                      3,445,728              1.8
ChevronTexaco Corp.                         3,428,908              1.8
Hewlett-Packard Co.                         3,327,607              1.7
General Electric Co.                        3,207,075              1.7
                                         ------------            ------
                                         $ 50,224,431             26.2%


SECTOR DIVERSIFICATION
DECEMBER 31, 2005
_______________________________________________________________________________


SECTOR                                   U.S. $ VALUE     PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Financial                                 $64,235,242             33.5%
Energy                                     24,672,709             12.8
Consumer Staples                           18,167,686              9.5
Consumer Growth                            15,327,238              8.0
Utilities                                  13,747,853              7.2
Technology                                 13,113,633              6.8
Consumer Cyclicals                          9,711,957              5.1
Capital Equipment                           8,939,354              4.7
Commodities                                 3,600,106              1.9
Services                                    3,433,833              1.8
Industrial Resources                        2,638,972              1.4
Defense                                     2,412,659              1.2
Consumer Manufacturing                        820,845              0.4
Health Care                                   687,240              0.3
Non-Financial                                 444,976              0.2
Industrial Commodities                        391,092              0.2
                                         ------------            ------
Total Investments*                        182,345,395             95.0
Cash and receivables, net
  of liabilities                            9,528,736              5.0
                                         ------------            ------
Net Assets                               $191,874,131            100.0%



*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodolgy of the Adviser.


5


VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

COMMON STOCKS-95.0%
FINANCIAL-33.5%
BANKS-6.6%
Citigroup, Inc.                                 173,700     $  8,429,660
JPMorgan Chase & Co.                            104,600        4,151,574
                                                             ------------
                                                              12,581,234

FINANCE - PERSONAL LOANS-0.6%
Countrywide Credit Industries, Inc.              35,768        1,222,908

LIFE INSURANCE-2.1%
Genworth Financial, Inc.                         31,400        1,085,812
Jefferson-Pilot Corp.                             8,400          478,212
MetLife, Inc.                                    29,700        1,455,300
Prudential Financial, Inc.                       13,000          951,470
Torchmark Corp.                                   1,300           72,280
                                                             ------------
                                                               4,043,074

MAJOR REGIONAL
BANKS-10.7%
Bank of America Corp.                           142,300        6,567,145
BB&T Corp.                                       13,500          565,785
Comerica, Inc.                                   21,600        1,226,016
Huntington Bancshares, Inc.                      40,200          954,750
KeyCorp.                                         27,950          920,394
Mellon Financial Corp.                           31,300        1,072,025
National City Corp.                              44,100        1,480,437
PNC Financial Services Group                     14,700          908,901
SunTrust Banks, Inc.                             17,600        1,280,576
U.S. Bancorp                                     51,900        1,551,291
Wachovia Corp.                                   53,150        2,809,509
Wells Fargo & Co.                                19,000        1,193,770
                                                             ------------
                                                              20,530,599

MULTI-LINE INSURANCE-2.0%
American International Group, Inc.               31,300        2,135,599
The Hartford Financial Services Group, Inc.      18,500        1,588,965
                                                             ------------
                                                               3,724,564

PROPERTY - CASUALTY INSURANCE-3.0%
ACE Ltd. (Cayman Islands)                         9,900          529,056
Allstate Corp.                                    7,500          405,525
Chubb Corp.                                      12,500        1,220,625
PartnerRe Ltd. (Bermuda)                          4,300          282,381
RenaissanceRe Holdings Ltd. (Bermuda)            16,300          718,993
The St. Paul Travelers Cos., Inc.                40,333        1,801,675
XL Capital Ltd. Cl. A (Bermuda)                  11,700          788,346
                                                             ------------
                                                               5,746,601

SAVINGS AND LOANS-3.2%
Astoria Financial Corp.                          21,750          639,450
Fannie Mae                                       42,700        2,084,187
Freddie Mac                                      26,000        1,699,100
Washington Mutual, Inc.                          39,800        1,731,300
                                                             ------------
                                                               6,154,037

MISCELLANEOUS FINANCIAL-5.3%
Lehman Brothers Holdings, Inc.                   11,700        1,499,589
MBIA, Inc.                                       11,800          709,888
Merrill Lynch & Co., Inc.                        42,300        2,864,979
MGIC Investment Corp.                            11,900          783,258
Morgan Stanley                                   43,600        2,473,864
The Goldman Sachs Group, Inc.                    11,500        1,468,665
Waddell & Reed Financial, Inc.                   20,600          431,982
                                                             ------------
                                                              10,232,225
                                                             ------------
                                                              64,235,242

ENERGY-12.8%
GAS PIPELINES-0.1%
El Paso Corp.                                    23,000          279,680

OFFSHORE DRILLING-1.5%
ENSCO International, Inc.                         2,100           93,135
GlobalSantaFe Corp. (Cayman Islands)             22,100        1,064,115
Noble Corp.                                      14,000          987,560
Rowan Cos., Inc. (a)                             19,200          684,288
                                                             ------------
                                                               2,829,098

OILS - INTEGRATED DOMESTIC-3.4%
ConocoPhillips                                   53,800        3,130,084
Marathon Oil Corp.                               27,100        1,652,287
Occidental Petroleum Corp.                       22,100        1,765,348
                                                             ------------
                                                               6,547,719

OILS - INTEGRATED INTERNATIONAL-7.8%
BP p.l.c. (ADR) (United Kingdom)                 12,300          789,906
ChevronTexaco Corp.                              60,400        3,428,908
Exxon Mobil Corp.                               176,700        9,925,238
Total, SA (ADR) (France)                          6,900          872,160
                                                             ------------
                                                              15,016,212
                                                             ------------
                                                              24,672,709

CONSUMER STAPLES-9.5%
BEVERAGES - SOFT, LITE & HARD-1.6%
Molson Coors Brewing Co. Cl. B                    7,500          502,425
PepsiCo, Inc.                                    11,600          685,328
The Coca-Cola Co.                                47,000        1,894,570
                                                             ------------
                                                               3,082,323


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

FOOD-1.8%
ConAgra Foods, Inc.                              53,000     $  1,074,840
General Mills, Inc.                              26,200        1,292,184
Kraft Foods, Inc.                                13,800          388,332
Sara Lee Corp.                                   40,600          767,340
                                                             ------------
                                                               3,522,696

RESTAURANTS-1.1%
Darden Restaurants, Inc.                          9,700          377,136
McDonald's Corp.                                 51,800        1,746,696
                                                             ------------
                                                               2,123,832

RETAIL STORES - FOOD-1.4%
Safeway, Inc.                                    48,800        1,154,608
SUPERVALU, Inc.                                  19,400          630,112
The Kroger Co. (a)                               49,000          925,120
                                                             ------------
                                                               2,709,840

SOAPS-0.9%
Clorox Co.                                       15,000          853,350
Unilever NV (Netherlands)                        11,500          789,475
                                                             ------------
                                                               1,642,825

SUGAR REFINERS-0.3%
Archer-Daniels-Midland Co.                       19,805          488,391

TOBACCO-2.4%
Altria Group, Inc.                               50,550        3,777,096
UST, Inc.                                        20,100          820,683
                                                             ------------
                                                               4,597,779
                                                             ------------
                                                              18,167,686

CONSUMER GROWTH-8.0%
ADVERTISING-0.4%
The Interpublic Group of Cos., Inc. (a)          76,900          742,085

DRUGS-4.2%
Bristol-Myers Squibb Co.                         18,850          433,173
Eli Lilly & Co.                                  20,000        1,131,800
Merck & Co., Inc.                                80,200        2,551,162
Pfizer, Inc.                                    170,000        3,964,400
                                                             ------------
                                                               8,080,535

ENTERTAINMENT-1.8%
Time Warner, Inc.                               128,400        2,239,296
Viacom, Inc. Cl. B                               33,950        1,106,770
Walt Disney Co.                                   6,300          151,011
                                                             ------------
                                                               3,497,077

HOSPITAL MANAGEMENT-0.2%
HCA, Inc.                                         3,900          196,950
Tenet Healthcare Corp. (a)                       15,400          117,964
                                                             ------------
                                                                 314,914

HOSPITAL SUPPLIES-0.6%
Medco Health Solutions, Inc. (a)                 22,000        1,227,600

RADIO - TV BROADCASTING-0.8%
Comcast Corp. Cl. A (a)                          56,434        1,465,027
                                                             ------------
                                                              15,327,238

UTILITIES-7.2%
ELECTRIC COMPANIES-2.3%
American Electric Power Co., Inc.                28,075        1,041,302
Edison International                              5,600          244,216
Entergy Corp.                                    18,900        1,297,485
Exelon Corp.                                      9,100          483,574
Northeast Utilities                              30,700          604,483
Pinnacle West Capital Corp.                      10,100          417,635
Wisconsin Energy Corp.                            3,000          117,180
Xcel Energy, Inc.                                 9,700          179,062
                                                             ------------
                                                               4,384,937

TELEPHONE-4.9%
American Tower Corp. Cl. A (a)                   11,000          298,100
AT&T, Inc.                                       78,900        1,932,261
BellSouth Corp.                                  13,600          368,560
Crown Castle International Corp. (a)             37,370        1,005,627
Sprint Nextel Corp.                              99,000        2,312,640
Verizon Communications                          114,400        3,445,728
                                                             ------------
                                                               9,362,916
                                                             ------------
                                                              13,747,853

TECHNOLOGY-6.8%
COMMUNICATION - EQUIP. MFRS.-1.6%
ADC Telecommunications, Inc. (a)                 27,514          614,663
Corning, Inc. (a)                                57,000        1,120,620
Nokia Oyj (ADR) (Finland)                        51,100          935,130
Tellabs, Inc. (a)                                36,100          393,490
                                                             ------------
                                                               3,063,903

COMPUTERS-2.0%
Hewlett-Packard Co.                             116,228        3,327,607
International Business Machines Corp.             5,600          460,320
                                                             ------------
                                                               3,787,927

COMPUTER / INSTRUMENTATION-1.1%
Celestica, Inc. (Canada) (a)                     43,100          455,136
Flextronics International Ltd. (Singapore) (a)   57,900          604,476
Sanmina-SCI Corp. (a)                           111,000          472,860
Solectron Corp. (a)                             152,210          557,089
                                                             ------------
                                                               2,089,561


7


VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

COMPUTER SERVICES / SOFTWARE-1.0%
Electronic Data Systems Corp.                    46,000     $  1,105,840
Microsoft Corp.                                  31,900          834,185
                                                             ------------
                                                               1,940,025

SEMICONDUCTORS-0.7%
Agere System, Inc. (a)                           42,210          544,509
Intel Corp.                                      35,800          893,568
                                                             ------------
                                                               1,438,077

MISCELLANEOUS INDUSTRIAL TECHNOLOGY-0.4%
Arrow Electronics, Inc. (a)                      11,600          371,548
Tech Data Corp. (a)                              10,650          422,592
                                                             ------------
                                                                 794,140
                                                             ------------
                                                              13,113,633


CONSUMER CYCLICALS-5.1%
AUTOS & AUTO PARTS-1.6%
American Axle & Manufacturing Holdings, Inc.     10,500          192,465
Autoliv, Inc. (Sweden)                            7,900          358,818
BorgWarner, Inc.                                 10,800          654,804
Dana Corp.                                        5,000           35,900
Lear Corp.                                        9,200          261,832
Magna International, Inc. Cl. A (Canada)          5,700          410,286
Toyota Motor Corp. (ADR) (Japan)                 10,000        1,046,200
                                                             ------------
                                                               2,960,305

RETAILERS-2.0%
Limited Brands                                   39,500          882,825
Nordstrom, Inc.                                  15,800          590,920
Office Depot, Inc. (a)                           51,000        1,601,400
Target Corp.                                     14,100          775,077
                                                             ------------
                                                               3,850,222

TEXTILES/SHOES - APPAREL MFG.-0.6%
Jones Apparel Group, Inc.                        20,600          632,832
V.F. Corp.                                        7,900          437,186
                                                             ------------
                                                               1,070,018

TIRES & RUBBER GOODS-0.1%
Cooper Tire & Rubber Co.                         14,100          216,012

TOYS-0.4%
Mattel, Inc.                                     49,200          778,344

MISCELLANEOUS CONSUMER CYCLICALS-0.4%
Newell Rubbermaid, Inc.                          35,200          837,056
                                                             ------------
                                                               9,711,957

CAPITAL EQUIPMENT-4.7%
AEROSPACE - DEFENSE-1.1%
B.F. Goodrich Corp.                              21,700          891,870
The Boeing Co.                                   16,300        1,144,912
                                                             ------------
                                                               2,036,782

AUTO TRUCKS - PARTS-0.5%
Eaton Corp.                                      13,500          905,715

ELECTRICAL EQUIPMENT-2.2%
Cooper Industries Ltd. Cl. A (Bermuda)            7,000          511,000
General Electric Co.                             91,500        3,207,075
Hubbell Inc. Cl. B                               11,500          518,880
                                                             ------------
                                                               4,236,955

MISCELLANEOUS CAPITAL GOODS-0.9%
SPX Corp.                                        14,400          659,088
Textron, Inc.                                    14,300        1,100,814
                                                             ------------
                                                               1,759,902
                                                             ------------
                                                               8,939,354

COMMODITIES-1.9%
CHEMICALS-1.4%
E.I. du Pont de Nemours & Co.                    21,100          896,750
Eastman Chemical Co.                             12,400          639,716
PPG Industries, Inc.                             18,600        1,076,940
                                                             ------------
                                                               2,613,406

PAPER-0.5%
Temple-Inland, Inc.                              22,000          986,700
                                                             ------------
                                                               3,600,106

SERVICES-1.8%
RAILROADS-1.8%
Burlington Northern Santa Fe Corp.               13,800          977,316
CSX Corp.                                        24,500        1,243,865
Norfolk Southern Corp.                           27,050        1,212,652
                                                             ------------
                                                               3,433,833

INDUSTRIAL RESOURCES-1.4%
CHEMICALS-0.4%
The Lubrizol Corp.                               15,700          681,851

CONTAINERS - METAL/GLASS/PAPER-0.4%
Owens-Illinois, Inc. (a)                         34,900          734,296


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

PAPER-0.6%
Kimberly-Clark Corp.                             20,500     $  1,222,825
                                                             ------------
                                                               2,638,972

DEFENSE-1.2%
DEFENSE-1.2%
Lockheed Martin Corp.                            14,300          909,909
Northrop Grumman Corp.                           25,000        1,502,750
                                                             ------------
                                                               2,412,659

CONSUMER MANUFACTURING-0.4%
MISCELLANEOUS-0.4%
Bunge Ltd. (Bermuda)                             14,500          820,845

HEALTH CARE-0.3%
MEDICAL SERVICES-0.3%
AmerisourceBergen Corp.                          16,600          687,240

NON-FINANCIAL-0.2%
BUILDING MATERIALS - CEMENT-0.2%
Martin Marietta Materials, Inc.                   5,800          444,976


                                              SHARES OR
                                              PRINCIPAL
                                                 AMOUNT
COMPANY                                            (000)    U.S. $ VALUE
-------------------------------------------------------------------------

INDUSTRIAL COMMODITIES-0.2%
PAPER-0.2%
Smurfit-Stone Container Corp. (a)                27,600     $    391,092

Total Common Stocks
  (cost $154,189,877)                                        182,345,395

SHORT-TERM INVESTMENT-4.8%
TIME DEPOSIT-4.8%
The Bank of New York
  3.25%, 1/03/06
  (cost $9,157,000)                              $9,157        9,157,000

TOTAL INVESTMENTS-99.8%
  (cost $163,346,877)                                        191,502,395
Other assets less liabilities-0.2%                               371,736

NET ASSETS-100%                                             $191,874,131


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See Notes to Financial Statements.


9


VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $163,346,877)         $191,502,395
  Cash                                                                     858
  Receivable for capital stock sold                                    405,978
  Dividends and interest receivable                                    224,817
  Total assets                                                     192,134,048

LIABILITIES
  Advisory fee payable                                                  88,765
  Payable for capital stock redeemed                                    60,505
  Distribution fee payable                                              40,286
  Transfer agent fee payable                                                65
  Accrued expenses                                                      70,296
  Total liabilities                                                    259,917

NET ASSETS                                                        $191,874,131

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     14,947
  Additional paid-in capital                                       155,055,552
  Undistributed net investment income                                2,231,572
  Accumulated net realized gain on investment transactions           6,416,542
  Net unrealized appreciation of investments                        28,155,518
                                                                  ------------
                                                                  $191,874,131

CLASS A SHARES
  Net assets                                                      $    290,673
  Shares of capital stock outstanding                                   22,467
  Net asset value per share                                       $      12.94

CLASS B SHARES
  Net assets                                                      $191,583,458
  Shares of capital stock outstanding                               14,924,615
  Net asset value per share                                       $      12.84


See Notes to Financial Statements.


10


VALUE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $9,426)             $  3,720,000
  Interest                                                             140,528
  Total investment income                                            3,860,528

EXPENSES
  Advisory fee                                                         902,805
  Distribution fee--Class B                                            410,108
  Custodian                                                            126,175
  Administrative                                                        75,250
  Printing                                                              44,557
  Audit                                                                 41,750
  Legal                                                                  6,102
  Directors' fees                                                        1,000
  Transfer agency                                                          794
  Miscellaneous                                                         10,175
  Total expenses                                                     1,618,716
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                       (16,750)
  Net expenses                                                       1,601,966
  Net investment income                                              2,258,562

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       6,469,868
  Net change in unrealized appreciation/depreciation
    of investments                                                     449,217
  Net gain on investment transactions                                6,919,085

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  9,177,647



See Notes to Financial Statements.


11


VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                 YEAR ENDED        YEAR ENDED
                                                DECEMBER 31,      DECEMBER 31,
                                                    2005              2004
                                                ------------      ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                         $  2,258,562      $  1,903,722
  Net realized gain on investment transactions     6,469,868         5,499,888
  Net change in unrealized
    appreciation/depreciation of
    investments                                      449,217         9,888,130
  Net increase in net assets from operations       9,177,647        17,291,740

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                             (184)               -0-
    Class B                                       (1,908,445)       (1,139,078)
  Net realized gain on investment transactions
    Class A                                             (222)               -0-
    Class B                                       (2,681,802)               -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                    35,488,418        18,084,364
  Total increase                                  40,075,412        34,237,026

NET ASSETS
  Beginning of period                            151,798,719       117,561,693
  End of period (including undistributed
    net investment income of $2,231,572
    and $1,881,639, respectively)               $191,874,131      $151,798,719


See Notes to Financial Statements.


12


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 1, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


13


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2005 there were no such expenses waived by the Adviser.

Effective January 1, 2004 through September 6, 2004, in connection with the Adviser's settlement with the New York Attorney General's Office ("NYAG") the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2005, such reimbursement amounted to $75,250 of which $16,750 was voluntarily waived by the Adviser.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005, amounted to $75,013, of which $39,393 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investors Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                 PURCHASES           SALES
                                               --------------    --------------
Investment securities (excluding U.S.
  government securities)                        $ 60,336,355      $ 32,664,389
U.S. government securities                                -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $163,351,136
Gross unrealized appreciation                                     $ 34,275,012
Gross unrealized depreciation                                       (6,123,753)
Net unrealized appreciation                                       $ 28,151,259


1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the differ-


15


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


ence between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                     AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                         2005          2004(A)        2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               26,487           451    $    333,385    $      5,033
Shares issued in
  reinvestment of
  dividends and
  distributions               33            -0-            406              -0-
Shares redeemed           (4,504)          (21)        (57,121)           (237)
Net increase              22,016           430    $    276,670    $      4,796

(a) For the period May 10, 2004 through October 4, 2004, there were no Class A shares outstanding.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                               SHARES                      AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            5,620,924     3,265,962    $ 70,394,206    $ 37,561,380
Shares issued in
  reinvestment of
  dividends and
  distributions          376,250       101,244       4,590,247       1,139,078
Shares redeemed       (3,174,997)   (1,800,817)    (39,772,705)    (20,620,890)
Net increase           2,822,177     1,566,389    $ 35,211,748    $ 18,079,568


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005              2004
                                              -----------       -----------
Distributions paid from:
  Ordinary income                             $ 2,208,016       $ 1,139,078
  Net long-term capital gains                   2,382,637                -0-
Total distributions paid                      $ 4,590,653       $ 1,139,078


As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $  2,421,697
Undistributed long-term capital gains                             6,230,676
Unrealized appreciation/(depreciation)                           28,151,259(a)
Total accumulated earnings/(deficit)                           $ 36,803,632

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


For the current fiscal year, there were no permanent differences.


17


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

    (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20,


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


19


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


20


VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS A
                                            ----------------------------------------------------
                                                                                     JULY 22,
                                                   YEAR ENDED DECEMBER 31,          2002(B) TO
                                            -------------------------------------  DECEMBER 31,
                                                2005         2004(A)      2003         2002
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.63       $11.20        $8.76        $8.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)(d)                     .22          .25          .16          .07
Net realized and unrealized gain on
  investment transactions                        .49         1.18         2.36          .69
Net increase in net asset value from
  operations                                     .71         1.43         2.52          .76

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.18)          -0-        (.08)          -0-
Distributions from net realized gain on
  investment transactions                       (.22)          -0-          -0-          -0-
Total dividends and distributions               (.40)          -0-        (.08)          -0-
Net asset value, end of period                $12.94       $12.63       $11.20        $8.76

TOTAL RETURN
Total investment return based on net
  asset value (e)                               5.74%       12.77%       28.94%        9.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                   $290,673       $5,699         $239         $187
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .73%         .79%(f)      .99%        1.20%(f)
  Expenses, before waivers and
    reimbursements                               .74%         .98%(f)     1.06%        2.28%(f)
  Net investment income (d)                     1.74%        2.02%(f)     1.51%        4.22%(f)
Portfolio turnover rate                           21%          27%          27%          12%


See footnote summary on page 22.


21


VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                                                   MAY 1,
                                                          YEAR ENDED DECEMBER 31,               2001(G) TO
                                            --------------------------------------------------  DECEMBER 31,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.54       $11.16        $8.75       $10.07       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)(d)                     .17          .17          .12          .12          .08
Net realized and unrealized gain (loss) on
  investment transactions                        .50         1.31         2.36        (1.42)        (.01)
Net increase (decrease) in net asset
  value from operations                          .67         1.48         2.48        (1.30)         .07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.15)        (.10)        (.07)        (.02)          -0-
Distributions from net realized gain on
  investment transactions                       (.22)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.37)        (.10)        (.07)        (.02)          -0-
Net asset value, end of period                $12.84       $12.54       $11.16        $8.75       $10.07

TOTAL RETURN
Total investment return based on net
  asset value (e)                               5.48%       13.37%       28.46%      (12.95)%        .70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $191,583     $151,793     $117,561      $68,366      $27,286
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .98%         .97%        1.24%        1.21%        1.20%(f)
  Expenses, before waivers and
    reimbursements                               .99%        1.15%        1.33%        1.43%        2.47%(f)
  Net investment income (d)                     1.38%        1.45%        1.29%        1.27%        1.29%(f)
Portfolio turnover rate                           21%          27%          27%          12%           4%


(a) There were no Class A shares outstanding for the period May 11, 2004 through October 3, 2004.

(b)  Commencement of distribution.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived or reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  Commencement of operations.


22


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP

New York, New York
February 6, 2006




TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________


For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2005 qualifies for the corporate dividends received deduction.


23


VALUE PORTFOLIO
RESULTS OF SHAREHOLDER MEETING
(UNAUDITED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Value Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                            VOTED FOR     WITHHELD AUTHORITY
                                          ------------    ------------------
        Ruth Block                         340,957,741         10,273,156
        David H. Dievler                   340,333,752         10,897,144
        John H. Dobkin                     340,541,359         10,689,538
        Michael J. Downey                  340,895,582         10,335,314
        William H. Foulk, Jr.              340,477,311         10,753,585
        D. James Guzy                      340,313,267         10,917,629
        Marc O. Mayer                      340,857,320         10,373,576
        Marshall C. Turner, Jr.            340,480,301         10,750,596


2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                             VOTED FOR     VOTED AGAINST     ABSTAINED     BROKER NON-VOTES
                                           ------------    -------------   ------------    ----------------
                                            329,393,925      7,649,880      14,187,089            0


3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                             VOTED FOR     VOTED AGAINST     ABSTAINED     BROKER NON-VOTES
                                           ------------    -------------   ------------    ----------------
3.A.   Diversification                       12,368,489        320,666         598,180            0

3.B.   Issuing Senior Securities             12,422,031        283,912         581,392            0
       and Borrowing Money

3.D.   Concentration of Investments          12,517,301        152,593         617,441            0

3.E.   Real Estate and Companies             12,471,321        251,001         565,013            0
       that Deal in Real Estate

3.F.   Commodities, Commodity                12,292,624        412,594         582,117            0
       Contracts and Futures
       Contracts

3.G.   Loans                                 12,489,574        225,150         572,611            0

3.I.   Exercising Control                    12,503,510        178,552         605,273            0

3.N.   Pledging, Hypothecating,              12,500,380        224,288         562,667            0
       Mortgaging, or Otherwise
       Encumbering Assets

4.A.   The reclassification of the           12,305,965        398,574         582,796            0
       Portfolio's fundamental
       investment objective as
       non-fundamental with
       no change to the investment
       objective.


24


VALUE PORTFOLIO
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), CHAIRMAN
MARC O. MAYER, PRESIDENT
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS

PHILIP L. KIRSTEIN, SENIOR VICE PRESIDENT AND INDEPENDENT COMPLIANCE OFFICER THOMAS J. BARDONG, VICE PRESIDENT
MARILYN G. FEDAK(2), VICE PRESIDENT
JOHN MAHEDY(2), VICE PRESIDENT
CHRISTOPHER MARX(2), VICE PRESIDENT
JOHN D. PHILLIPS(2), VICE PRESIDENT
EMILIE D. WRAPP, SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
THOMAS R. MANLEY, CONTROLLER


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286


DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036


LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004


TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John D. Philips are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


25


VALUE PORTFOLIO
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


MANAGEMENT OF THE FUND


BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND              OTHER
   NAME, ADDRESS,                             PRINCIPAL                                COMPLEX           DIRECTORSHIP
   DATE OF BIRTH                             OCCUPATION(S)                            OVERSEEN BY          HELD BY
  (YEAR ELECTED*)                          DURING PAST 5 YEARS                         DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                   Executive Vice President of Alliance Capital           106            SCB Partners,
1345 Avenue of the Americas        Management Corporation ("ACMC") since                                 Inc.; SCB, Inc.
New York, NY 10105                 2001 and Chairman of the Board of
10/2/57                            AllianceBernstein Investment Research and
(2005)                              Management, Inc. ("ABIRM") since 2000;
                                   prior thereto, Chief Executive Officer of
                                   Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm
                                   of Bernstein & Co. LLC ("SCB & Co."))
                                   and its predecessor since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, **       Investment adviser and an independent                  108            None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
CHAIRMAN OF THE BOARD              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief            106            None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson, Lufkin
                                   & Jenrette Securities Corporation; Governor
                                   at Large, National Association of Securities
                                   Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December                 107            None
P.O. Box 167                       1994, he was Senior Vice President of ACMC
Spring Lake, NJ 07762              responsible for mutual fund administration.
10/23/29                           Prior to joining ACMC in 1984, he was Chief
(1990)                             Financial Officer of Eberstadt Asset Management
                                   since 1968. Prior to that, he was a Senior
                                   Manager at Price Waterhouse & Co. Member of
                                   American Institute of Certified Public Accountants
                                   since 1953.


26


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________



                                                                                     PORTFOLIOS
                                                                                       IN FUND              OTHER
   NAME, ADDRESS,                             PRINCIPAL                                COMPLEX           DIRECTORSHIP
   DATE OF BIRTH                             OCCUPATION(S)                            OVERSEEN BY          HELD BY
  (YEAR ELECTED*)                          DURING PAST 5 YEARS                         DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)
John H. Dobkin, #                  Consultant. Formerly President of Save Venice,         106            None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004. Formerly                106            Asia Pacific Fund, Inc.,
c/o Alliance Capital               managing partner of Lexington Capital, LLC                            and The Merger Fund
Management L.P.                    (investment advisory firm) from December 1997
1345 Avenue of the Americas        until December 2003. Prior thereto, Chairman
New York, NY 10105                 and CEO of Prudential Mutual Fund Management
Attn: Philip L. Kirstein           from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX Technology                106            Intel Corporation
P.O. Box 128                       (semi-conductors) and of SRC Computers Inc.,                          (semi-conductors);
Glenbrook, NV 89413                with which he has been associated since prior to                      Cirrus Logic Corporation
3/7/36                             2001. He is also President of the Arbor Company                       (semi-conductors);
(2005)                             (private family investments).                                         Novellus Corporation
                                                                                                         (semi-conductor
                                                                                                         equipment); Micro
                                                                                                         Component Technology
                                                                                                         (semi-conductor
                                                                                                         equipment); the Davis
                                                                                                         Selected Advisors
                                                                                                         Group of Mutual
                                                                                                         Funds; and LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                  106            Toppan Photomasks, Inc.;
220 Montgomery Street              conductor manufacturing services), Austin,                            the George Lucas
Penthouse 10                       Texas, from 2003 to present, and President since                      Educational Foundation;
San Francisco, CA 94104-3402       company acquired in 2005, and name changed                            and Chairman of the
10/10/41                           from DuPont Photomasks.  Prior to the company's                       Board of the
(2005)                             sale in 2005, he was Chairman and CEO.  He has                        Smithsonian's
                                   also been Principal of Turner Venture Associates                      National Museum
                                   since 1993.                                                           of Natural History


*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

**   Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


27


VALUE PORTFOLIO
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


                              PRINCIPAL
NAME, ADDRESS*                POSITION(S) HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH             WITH FUND                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein            Senior Vice President and     Senior Vice President and Independent
5/29/45                       Independent Compliance        Compliance Officer of the AllianceBernstein
                              Officer                       Funds, with which he has been associated since
                                                            October 2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from October
                                                            2003 to October 2004, and General Counsel of
                                                            Merrill Lynch Investment Managers, L.P. since
                                                            prior to 2001 until March 2003.

Thomas J. Bardong             Vice President                Senior Vice President of ACMC**, with which
4/28/45                                                     he has been associated since prior to 2001.

Marilyn G. Fedak              Vice President                Executive Vice President of ACMC**, with
1/3/47                                                      which she has been associated since prior to
                                                            2001. She is Head of SCB & Co.'s Value
                                                            Equities Business and Co-Chief Investment
                                                            Officer of U.S. Value Equities since prior to
                                                            2001.

John Mahedy                   Vice President                Senior Vice President of ACMC**, with which
7/26/63                                                     he has been associated since prior to 2001. He is
                                                            also Co-Chief Investment Officer of U.S. Value
                                                            Equities since 2003 and Director of Research-
                                                            US Value Equities since 2001.

Christopher Marx              Vice President                Senior Vice President of ACMC**, with which
9/9/67                                                      he has been associated since prior to 2001.

John D. Phillips              Vice President                Senior Vice President of ACMC**, with which
3/7/47                                                      he has been associated since prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President,Assistant General
11/13/55                                                    Counsel and Assistant Secretary of ABIRM**,
                                                            with which she has been associated since prior
                                                            to 2001.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS")** and Vice
                                                            President of ABIRM**, with which he has been
                                                            associated since prior to 2001.

Thomas R. Manley              Controller                    Vice President of ACMC**, with which he has
8/3/51                                                      been associated since prior to 2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AGIS, ABIRM and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


28


VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

IN THIS DISCLOSURE, THE TERM "FUND" REFERS TO ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., AND THE TERM "PORTFOLIO" REFERS TO
ALLIANCEBERNSTEIN VALUE PORTFOLIO.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

   8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

   9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

   10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

   11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;


29


VALUE PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


   12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

   13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

   14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that in the Portfolio's latest fiscal year the Adviser had waived reimbursement payments from the Portfolio in light of the expense caps currently in effect for the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 11 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 34 to 33 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for


31


VALUE PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


periods ended September 30, 2005 over the 1- and 3-year periods, and as compared to the Russell 1000 Value Index (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1- and 3-year and since inception periods (July 2002 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 4th quintile in the 1-year period and 1st quintile in the 3-year period (adjusted to 2nd quintile in the 3-year period by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles), and in the Performance Universe comparison the Portfolio was in the 3rd quintile in both the 1- and 3-year periods. The comparative information showed that the Portfolio outperformed the Index in the since inception period and underperformed the Index in the YTD, 1- and 3-year periods. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than those paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 5 basis points had been waived by the Adviser. The directors also noted that the Portfolio's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly lower than the cap), was slightly lower than the Expense Group median and somewhat lower than the Expense Universe median. The directors concluded that the Portfolio's expense ratio was satisfactory.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


33


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Value Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services.

   2. Management fees charged by other mutual fund companies for like services.

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

   4. Profit margins of the Adviser and its affiliates from supplying such services.

   5.   Possible economies of scale as the Fund grows larger.

   6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                                   ADVISORY FEE
                               BASED ON % OF AVERAGE
CATEGORY                          DAILY NET ASSETS                   FUND
-------------------------------------------------------------------------------
Value                        55 bp on 1st $2.5 billion          Value Portfolio
                             45 bp on next $2.5 billion
                             40 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                       AS A % OF AVERAGE
FUND                              AMOUNT               DAILY NET ASSETS
-------------------------------------------------------------------------------
Value Portfolio(3)               $69,000                     0.05%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Fund was operating below its expense cap in the latest fiscal year; accordingly, the expense limitation undertaking of that Fund was of no effect. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.


                     EXPENSE CAP PURSUANT TO       GROSS
                       EXPENSE LIMITATION         EXPENSE
FUND                       UNDERTAKING              RATIO      FISCAL YEAR END
-------------------------------------------------------------------------------
Value Portfolio         Class A   1.20%            0.98%         December 31
                        Class B   1.45%            1.15%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.


(3)  The expense reimbursement has been waived by the Adviser.


35


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                   NET ASSETS                                EFFECTIVE ALLIANCE
                    09/30/05      ALLIANCE INSTITUTIONAL        INSTITUTIONAL
FUND                 ($MIL)        FEE SCHEDULE                  ADVISORY FEE
-------------------------------------------------------------------------------
Value Portfolio      $172.9       Diversified Value Schedule        0.408%
                                  65 bp on 1st $25 m
                                  50 bp on next $25 m
                                  40 bp on next $50 m
                                  30 bp on next $100 m
                                  25 bp on the balance
                                  MINIMUM ACCOUNT SIZE $20 M


The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                            FEE(4)
-------------------------------------------------------------------------------
Equity Value                                            0.80%


The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                         ACITM MUTUAL FUND(5)                 FEE
-------------------------------------------------------------------------------
Value Portfolio       Bernstein Kokusai Value (Mizuho)(6)         0.30%



(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(5)  The name in parenthesis is the distributor of the fund.

(6)  The ACITM fund is not a retail fund.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

FUND                                      FEE SCHEDULE
-------------------------------------------------------------------------------
Value Portfolio         Client # 1        0.25% for first $500 million
                                          0.20% thereafter

                        Client # 2(7)     0.50% on first $1 billion
                                          0.40% on next $1 billion
                                          0.30% on next $1 billion
                                          0.20% thereafter

                        Client # 3        0.23% on first $300 million
                                          0.20% thereafter

                        Client # 4        0.27% on first $300 million
                                          0.16% on next $700 million
                                          0.13% thereafter

                        Client # 5        0.20%

                        Client # 6        Base fee of
                                          0.15% on first $1 billion
                                          0.14% on next $2 billion
                                          0.12% on next $2 billion
                                          0.10% thereafter
                                          +/- Performance Fee(8)

                        Client # 7        0.60% on first $10 million
                                          0.50% on next $15 million
                                          0.40% on next $25 million
                                          0.30% on next $50 million
                                          0.25% on next $50 million
                                          0.225% on next $50 million
                                          0.20% thereafter
                                          0.47% on first $50 million
                                          for first six months

                        Client # 8        0.60% on first $10 million
                                          0.50% on next $15 million
                                          0.40% on next $25 million
                                          0.30% on next $50 million
                                          0.25% on next $50 million
                                          0.225% on next $50 million
                                          0.175% on next $50 million
                                          0.15% thereafter


(7)  This is the fee schedule of a fund managed by an affiliate of the Adviser.

(8) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Russell 1000 Value Index over a cumulative 36-month period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.15%.


37


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(9)


                      EFFECTIVE                   LIPPER
                      MANAGEMENT                  GROUP
FUND                     FEE                      MEDIAN                  RANK
-------------------------------------------------------------------------------
Value Portfolio          0.550                     0.750                  1/11


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(10) and Lipper Expense Universe(11). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:


                                     LIPPER       LIPPER      LIPPER     LIPPER
                        EXPENSE     UNIVERSE     UNIVERSE     GROUP       GROUP
FUND                  RATIO (%)(12)  MEDIAN (%)    RANK      MEDIAN (%)   RANK
-------------------------------------------------------------------------------
Value Portfolio         0.789        0.853        11/34      0.829       3/11


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


(9) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect

(10) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(12) Most recent fiscal year end Class A share total expense ratio.


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund increased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                     12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Value Portfolio                                               $328,189


The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                              ADVISER
                                                            PAYMENTS TO
FUND                                                           ABIRM
-------------------------------------------------------------------------------
Value Portfolio                                               $380,300


Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(13) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.


(13) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


39


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 and 3 year performance rankings of the Fund(14) relative to its Lipper Performance Group(15) and Lipper Performance Universe(16) for the period ended September 30, 2005.


VALUE PORTFOLIO                                        GROUP          UNIVERSE
-------------------------------------------------------------------------------
1 year                                                  8/11             20/34
3 year                                                  3/11             15/33


(14) The performance rankings are for the Class A shares of the Fund.

(15) The Lipper Performance Group is identical to the Lipper Expense Group.

(16) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.


40


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(17) versus its benchmark(18).


                                     PERIODS ENDING SEPTEMBER 30, 2005
                                          ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                               1 YEAR         3 YEAR     SINCE INCEPTION
-------------------------------------------------------------------------------
Value Portfolio                    14.22          18.75          17.21
Russell 1000 Value Index           16.69          20.48          15.22


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(17) The performance returns are for the Class A shares of the Fund.

(18) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


41



[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


DECEMBER 31, 2005


ANNUAL REPORT

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO

ANNUAL REPORT


---------------------------
INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.


GROWTH & INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


LETTER TO INVESTORS

February 8, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth & Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality. As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2005.

For the annual reporting period ended December 31, 2005, the Portfolio underperformed its primary style benchmark, the Russell 1000 Value Index. During the 12-month period, the Portfolio's disappointing relative performance was primarily due to stock selection. Absolute and relative performance improved noticeably in the fourth quarter as stock selection recovered. On the sector front, the Portfolio's underweight positions in traditional value sectors like energy and financials hurt, while on the stock front, selection in media and health care was weak.

At the stock level, weak stock selection in health care and underperforming "old" media holdings were primarily responsible for the Portfolio's underperformance versus the benchmark during the 12-month reporting period. Underperformance was due, in part, to the Portfolio's large investment in Boston Scientific, which did not perform well.

The Portfolio continues to maintain a lower-than-benchmark and lower-than-peer-group profile in winning "value" sectors like commodities (e.g., energy and basic materials) and financials (e.g., real estate investment trusts and regional banks). The Portfolio's management team (the "Team") believes that both areas of the market, large exposures in the Portfolio's benchmark, are growing expensive on mid-cycle earnings.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. stocks rose during the 12-month period ended December 31, 2005 as the economy and corporate profits remained buoyant despite record energy prices, rising interest rates and one of the worst hurricane seasons in U.S. history. Energy stocks dominated returns for the 12-month reporting period, climbing more than 30%.

The relative value opportunity that is seen today in high-quality and mega-cap stocks is the result of five years of massive outperformance by value stocks and small-cap stocks since the technology bubble burst in early 2000. The value rally has taken valuation spreads between the cheapest and most expensive stocks from extremely wide to extremely narrow within the large-cap market overall and within the value index.

In addition, the massive outperformance by smaller-cap stocks has narrowed the valuation premium usually accorded to large-cap stocks--and erased the premium for mega caps. Indeed, the largest 50 U.S. stocks, which usually sell at a significant valuation premium to the U.S. market overall, are now selling at a discount, although they remain significantly more profitable than the market as a whole. The Team has taken advantage of this anomaly over the past two years by buying an unusually large number of mega-cap stocks.

Today's tight valuation spreads largely reflect the compression in the range of corporate profitability. After a sustained period of strong global economic growth, traditional value stocks that are the biggest beneficiaries of low interest rates and high economic growth are delivering very strong profits (particularly energy and metals producers); few industries are in distress. Thus, returns on equity (ROE) are not only unusually high on average in the U.S. and around the world--but high ROEs are unusually widespread. In this setting, investors are willing to pay a higher valuation than usual for cyclicals and other traditional value stocks and are less willing to pay sizable valuation premiums for superior growth and stability.

However, high ROEs should not remain so broadly distributed. As profitability diverges, so, too, will valuations. In the Team's view, investors are overpaying for improved fundamental performance that is likely to prove to be cyclical. The Team built the Portfolio's current emphasis on very large, high-quality and non-cyclical companies as their relative valuations fell.


1


GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. you should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED RUSSELL 1000 VALUE INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Growth & Income Portfolio.

A WORD ABOUT RISK

The Portfolio's assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. you should read the prospectus before investing or sending money.

(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


2


GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                       RETURNS
                                       ----------------------------------------
THE PORTFOLIO VS. ITS BENCHMARK
PERIODS ENDED DECEMBER 31, 2005         1 YEAR         5 YEARS      10 YEARS
-------------------------------------------------------------------------------
AllianceBernstein Growth & Income
  Portfolio Class A                      4.86%          3.91%         11.50%
AllianceBernstein Growth & Income
  Portfolio Class B                      4.60%          3.67%          5.07%*
Russell 1000 Value Index                 7.05%          5.28%         10.94%

*  Since inception of the Portfolio's Class B shares on 6/1/99.

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/95-12/31/05

                      ALLIANCEBERNSTEIN      RUSSELL 1000
                       GROWTH & INCOME          VALUE
                      PORTFOLIO CLASS A         INDEX
----------------------------------------------------------
12/31/95                  $10,000              $10,000
12/31/96                  $12,409              $12,164
12/31/97                  $15,983              $16,443
12/31/98                  $19,322              $19,013
12/31/99                  $21,518              $20,411
12/31/00                  $24,507              $21,842
12/31/01                  $24,596              $20,621
12/31/02                  $19,172              $17,420
12/31/03                  $25,403              $22,652
12/31/04                  $28,314              $26,387
12/31/05                  $29,691              $28,247

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A: $29,691

RUSSELL 1000 VALUE INDEX: $28,247

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Portfolio Class A shares (from 12/31/95 to 12/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3



GROWTH & INCOME PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                        BEGINNING         ENDING                     ANNUALIZED
GROWTH & INCOME      ACCOUNT VALUE     ACCOUNT VALUE   EXPENSES PAID   EXPENSE
PORTFOLIO             JULY 1, 2005  DECEMBER 31, 2005  DURING PERIOD*  RATIO*
-------------------------------------------------------------------------------
CLASS A
Actual                    $1,000         $1,050.68         $3.10        0.60%
Hypothetical
  (5% return before
  expenses)               $1,000         $1,022.18         $3.06        0.60%

CLASS B
Actual                    $1,000         $1,049.38         $4.39        0.85%
Hypothetical
  (5% return before
  expenses)               $1,000         $1,020.92         $4.33        0.85%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
American International Group, Inc.           $ 122,814,000            4.6%
Citigroup, Inc.                                112,579,894            4.2
JPMorgan Chase & Co.                           105,436,485            4.0
Fannie Mae                                     102,901,242            3.9
General Electric Co.                           101,301,510            3.8
Microsoft Corp.                                 96,067,255            3.6
The Home Depot, Inc.                            91,857,216            3.5
Time Warner, Inc.                               91,774,512            3.5
Air Products and Chemicals, Inc.                87,305,250            3.3
WellPoint, Inc.                                 81,026,745            3.1
                                             $ 993,064,109           37.5%

SECTOR DIVERSIFICATION
DECEMBER 31, 2005

                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Finance                                      $ 718,344,902           27.1%
Consumer Services                              420,907,346           15.9
Technology                                     274,891,502           10.4
Energy                                         261,411,176            9.9
Capital Goods                                  234,513,020            8.9
Health Care                                    206,299,445            7.8
Consumer Staples                               178,903,521            6.7
Utilities                                      105,110,766            4.0
Transportation                                  92,894,040            3.5
Basic Industry                                  87,305,250            3.3
Consumer Manufacturing                          20,856,960            0.8
Total Investments*                           2,601,437,928           98.3
Cash and receivables, net of liabilities        43,626,727            1.7
Net Assets                                 $ 2,645,064,655          100.0%


*   Excludes short-term investments.
Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


5


GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-98.3%
FINANCE-27.1%
BANKING - MONEY
  CENTER-5.2%
JPMorgan Chase & Co.                          2,656,500     $105,436,485
The Bank of New York Co.,
  Inc.                                          328,900       10,475,465
Wachovia Corp.                                  427,300       22,587,078
                                                            ------------
                                                             138,499,028
                                                            ------------

BANKING - REGIONAL-3.3%
Bank of America Corp.                         1,310,000       60,456,500
Northern Trust Corp.                            540,020       27,983,836
                                                            ------------
                                                              88,440,336
                                                            ------------
BROKERAGE & MONEY
  MANAGEMENT-1.6%
Merrill Lynch & Co., Inc.                       325,400       22,039,342
The Goldman Sachs Group,
  Inc.                                          163,600       20,893,356
                                                            ------------
                                                              42,932,698
                                                            ------------
INSURANCE-8.8%
ACE Ltd. (Cayman Islands)                     1,060,200       56,657,088
American International Group,
  Inc.                                        1,800,000      122,814,000
Axis Capital Holdings Ltd.
 (Bermuda)                                    1,439,700       45,033,816
MetLife, Inc.                                   173,200        8,486,800
                                                            ------------
                                                             232,991,704
                                                            ------------
MORTGAGE BANKING-3.9%
Fannie Mae                                    2,108,200      102,901,242
                                                            ------------

MISCELLANEOUS-4.3%
Citigroup, Inc.                               2,319,800      112,579,894
                                                            ------------
                                                             718,344,902
                                                            ------------
CONSUMER SERVICES-15.9%
BROADCASTING &
  CABLE-10.5%
Comcast Corp. Cl. A (a)                         600,000       15,576,000
Comcast Corp. Special
  CL. A (A)                                     519,200       13,338,248
News Corp. Cl. A                              4,476,600       69,611,130
Time Warner, Inc.                             5,262,300       91,774,512
Viacom, Inc. Cl. B                            2,232,400       72,776,240
Westwood One, Inc.                              930,000       15,159,000
                                                            ------------
                                                             278,235,130
                                                            ------------
ENTERTAINMENT &
  LEISURE-0.8%
Carnival Corp. (Panama)                         400,000       21,388,000
                                                            ------------

RESTAURANT &
  LODGING-0.9%
McDonald's Corp.                                675,000       22,761,000
                                                            ------------

RETAIL - GENERAL
  MERCHANDISE-3.7%
Lowe's Cos., Inc.                               100,000       $6,666,000
The Home Depot, Inc.                          2,269,200       91,857,216
                                                            ------------
                                                              98,523,216
                                                            ------------
                                                             420,907,346
                                                            ------------

TECHNOLOGY-10.4%
COMMUNICATION
  EQUIPMENT-0.4%
Juniper Networks, Inc. (a)                      518,800       11,569,240
                                                            ------------
COMPUTER HARDWARE/
  STORAGE-2.9%
EMC Corp. (a)                                 1,195,600       16,284,072
International Business
  Machines Corp. (IBM)                          745,300       61,263,660
                                                            ------------
                                                              77,547,732
                                                            ------------
COMPUTER SERVICES-0.7%
Fiserv, Inc. (a)                                408,000       17,654,160
                                                            ------------

SEMICONDUCTOR
  COMPONENTS-0.7%
Texas Instruments, Inc.                         550,000       17,638,500
                                                            ------------
SOFTWARE-5.7%
McAfee, Inc. (a)                                385,500       10,458,615
Microsoft Corp.                               3,673,700       96,067,255
Oracle Corp. (a)                              3,600,000       43,956,000
                                                            ------------
                                                             150,481,870
                                                            ------------
                                                             274,891,502
                                                            ------------

ENERGY-9.9%
DOMESTIC
  PRODUCERS-1.7%
Apache Corp.                                    136,300        9,339,276
Noble Energy, Inc.                              859,700       34,645,910
                                                            ------------
                                                              43,985,186
                                                            ------------

INTERNATIONAL-4.2%
Chevron Corp.                                   966,000       54,839,820
Exxon Mobil Corp.                               981,300       55,119,621
                                                            ------------
                                                             109,959,441
                                                            ------------

OIL SERVICE-2.6%
Baker Hughes, Inc.                              335,600       20,397,768
Marathon Oil Corp.                              171,300       10,444,161
Nabors Industries Ltd.
 (Bermuda) (a)                                  515,000       39,011,250
                                                            ------------
                                                              69,853,179
                                                            ------------

MISCELLANEOUS-1.4%
ConocoPhillips                                  646,500       37,613,370
                                                            ------------
                                                             261,411,176
                                                            ------------



6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
CAPITAL GOODS-8.9%
ELECTRICAL
  EQUIPMENT-1.6%
Emerson Electric Co.                            575,000      $42,952,500
                                                            ------------
MISCELLANEOUS-7.3%
General Electric Co.                          2,890,200      101,301,510
Illinois Tool Works, Inc.                       215,000       18,917,850
United Technologies Corp.                     1,276,000       71,341,160
                                                            ------------
                                                             191,560,520
                                                            ------------
                                                             234,513,020
                                                            ------------
HEALTH CARE-7.8%
DRUGS-2.5%
Eli Lilly & Co.                                 387,500       21,928,625
Forest Laboratories, Inc. (a)                   593,400       24,139,512
Pfizer, Inc.                                    816,800       19,047,776
                                                            ------------
                                                              65,115,913
                                                            ------------

MEDICAL PRODUCTS-1.5%
Boston Scientific Corp. (a)                   1,638,700       40,131,763
Zimmer Holdings, Inc. (a)                        16,700        1,126,248
                                                            ------------
                                                              41,258,011
                                                            ------------
MEDICAL SERVICES-3.8%
Health Management
  Associates, Inc. Cl. A                        860,600       18,898,776
WellPoint, Inc. (a)                           1,015,500       81,026,745
                                                            ------------
                                                              99,925,521
                                                            ------------
                                                             206,299,445
                                                            ------------
CONSUMER STAPLES-6.7%
HOUSEHOLD
  PRODUCTS-2.0%
Colgate-Palmolive Co.                           275,000       15,083,750
The Procter & Gamble Co.                        650,000       37,622,000
                                                            ------------
                                                              52,705,750
                                                            ------------
TOBACCO-3.4%
Altria Group, Inc.                              675,900       50,503,248
Loews Corp.-Carolina Group                      559,500       24,612,405
Reynolds American, Inc.                         162,400       15,481,592
                                                            ------------
                                                              90,597,245
                                                            ------------

MISCELLANEOUS-1.3%
Fortune Brands, Inc.                            456,300       35,600,526
                                                            ------------
                                                             178,903,521
                                                            ------------

UTILITIES-4.0%
ELECTRIC & GAS
  UTILITY-0.9%
FirstEnergy Corp.                               500,000       24,495,000
                                                            ------------

TELEPHONE UTILITY-3.1%
AT&T, Inc.                                    1,786,200      $43,744,038
BellSouth Corp.                                 900,000       24,390,000
Verizon Communications,
  Inc.                                          414,400       12,481,728
                                                            ------------
                                                              80,615,766
                                                            ------------
                                                             105,110,766
                                                            ------------

TRANSPORTATION-3.5%
AIR FREIGHT-1.9%
United Parcel Service, Inc.
  Cl. B                                         657,600       49,418,640
                                                            ------------
RAILROAD-1.6%
Union Pacific Corp.                             540,000       43,475,400
                                                            ------------
                                                              92,894,040
                                                            ------------
BASIC INDUSTRY-3.3%
CHEMICALS-3.3%
Air Products and Chemicals,
  Inc.                                        1,475,000       87,305,250
                                                            ------------
CONSUMER
  MANUFACTURING-0.8%
BUILDING & RELATED-0.7%
American Standard Cos., Inc.                    435,000       17,378,250
                                                            ------------
TEXTILE PRODUCTS-0.1%
Building Materials Holding
  Corp.                                          51,000        3,478,710
                                                            ------------
                                                              20,856,960
                                                            ------------
Total Common Stocks
   (cost $2,340,934,390)                                   2,601,437,928
                                                            ------------
SHORT-TERM
  INVESTMENT -0.4%
TIME DEPOSIT-0.4%
The Bank of New York
  3.25%, 1/03/06
  (cost $9,865,000)                             $ 9,865        9,865,000
                                                            ------------
TOTAL
  INVESTMENTS-98.7%
  (cost $2,350,799,390)                                    2,611,302,928
Other assets less
  liabilities-1.3%                                            33,761,727
                                                          --------------
NET ASSETS-100%                                           $2,645,064,655
                                                          --------------



(a)  Non-income producing security.
     See Notes to Financial Statements.


7


GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $2,350,799,390)      $2,611,302,928
  Cash                                                                      424
  Receivable for capital stock sold                                  32,342,649
  Receivable for investment securities sold                           5,086,235
  Dividends and interest receivable                                   3,031,377
                                                                  -------------
  Total assets                                                    2,651,763,613
                                                                  -------------
LIABILITIES
  Payable for capital stock redeemed                                  2,973,941
  Payable for investment securities purchased                         1,773,196
  Advisory fee payable                                                1,224,524
  Distribution fee payable                                              446,237
  Transfer agent fee payable                                                 56
  Accrued expenses                                                      281,004
                                                                  -------------
  Total liabilities                                                   6,698,958
                                                                  -------------
NET ASSETS                                                       $2,645,064,655
                                                                  -------------
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $107,094
  Additional paid-in capital                                      2,238,216,513
  Undistributed net investment income                                29,198,990
  Accumulated net realized gain on investment transactions          117,038,520
  Net unrealized appreciation of investments                        260,503,538
                                                                  -------------
                                                                 $2,645,064,655
                                                                  -------------
CLASS A SHARES
  Net assets                                                       $571,371,467
                                                                  -------------
  Shares of capital stock outstanding                                22,969,018
                                                                  -------------
  Net asset value per share                                              $24.88
                                                                  -------------
CLASS B SHARES
  Net assets                                                     $2,073,693,188
                                                                  -------------
  Shares of capital stock outstanding                                84,124,698
                                                                  -------------
  Net asset value per share                                              $24.65
                                                                  -------------

See Notes to Financial Statements.


8


GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $7,479)              $49,715,768
  Interest                                                             785,250
                                                                  ------------
  Total investment income                                           50,501,018
                                                                  ------------
EXPENSES
  Advisory fee                                                      14,516,438
  Distribution fee--Class B                                          5,194,420
  Printing                                                             675,776
  Custodian                                                            322,425
  Legal                                                                108,754
  Administrative                                                        75,250
  Audit                                                                 41,750
  Directors' fees                                                        1,000
  Transfer agency                                                          794
  Miscellaneous                                                        147,219
                                                                  ------------
  Total expenses                                                    21,083,826
                                                                  ------------
  Net investment income                                             29,417,192
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                     283,236,433
  Net change in unrealized appreciation/depreciation
   of investments                                                 (195,422,198)
                                                                  ------------
  Net gain on investment transactions                               87,814,235
                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $117,231,427
                                                                  ------------


See Notes to Financial Statements.


9


GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                YEAR ENDED          YEAR ENDED
                                               DECEMBER 31,        DECEMBER 31,
                                                   2005                2004
                                             --------------      --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                       $ 29,417,192        $ 35,537,953
  Net realized gain on investment
    transactions                               283,236,433         105,022,737
  Net change in unrealized appreciation/
    depreciation of investments               (195,422,198)        128,326,583
                                              -------------        -----------
  Net increase in net assets
    from operations                            117,231,427         268,887,273
DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                     (8,911,022)         (5,566,213)
    Class B                                    (26,654,854)        (13,683,981)
CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                     (109,030,745)        147,448,288
                                              -------------        -----------
  Total increase (decrease)                    (27,365,194)        397,085,367
NET ASSETS
  Beginning of period                        2,672,429,849       2,275,344,482
                                             --------------      -------------
  End of period (including undistributed
    net investment income of $29,198,990
    and $35,347,674, respectively)         $ 2,645,064,655     $ 2,672,429,849
                                             --------------      -------------


See Notes to Financial Statements.


10


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Growth & Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. See Note K, Subsequent Events. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the


11


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


12



                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005 amounted to $3,874,322, of which $437,638 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:


                                               PURCHASES              SALES
                                              ------------        ------------
Investment securities (excluding U.S.
  government securities)                    $1,899,331,849       $1,986,067,153
U.S. government securities                              -0-                 -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                            $2,359,355,867
                                                                 --------------
Gross unrealized appreciation                                   $  323,832,072
Gross unrealized depreciation                                      (71,885,011)
                                                                 --------------
Net unrealized appreciation                                        $251,947,061
                                                                 --------------


13


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      December 31,   December 31,  December 31,    December 31,
                          2005          2004          2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            4,893,371     3,532,531    $118,926,296      $78,969,217
Shares issued in
reinvestment
  of dividends           374,098       251,523       8,911,021        5,566,213
Shares redeemed       (8,360,399)   (5,415,639)   (200,754,368)    (120,998,817)
                     ------------  ------------  --------------  --------------
Net decrease          (3,092,930)   (1,631,585)   $(72,917,051)    $(36,463,387)
                     ------------  ------------  --------------  --------------

CLASS B
Shares sold            9,256,122    17,417,975    $221,922,437     $384,138,537
Shares issued
  in reinvestment
  of dividends         1,127,532       623,132      26,654,855       13,683,981
Shares redeemed      (11,912,162)   (9,695,569)   (284,690,986)    (213,910,843)
                     ------------  ------------  --------------  --------------
Net increase
(decrease)            (1,528,508)    8,345,538    $(36,113,694)    $183,911,675
                     ------------  ------------  --------------  --------------


NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                               2005            2004
                                           -----------     -----------
Distributions paid from:
  Ordinary income                          $35,565,876     $19,250,194
                                           -----------     ------------
Total taxable distributions                 35,565,876      19,250,194
                                           -----------     ------------
Total distributions paid                   $35,565,876     $19,250,194
                                           -----------     ------------


15


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                    $29,198,990
Undistributed long-term capital gains                            125,594,997(a)
Unrealized appreciation/(depreciation)                           251,947,061(b)
                                                                --------------
Total accumulated earnings/(deficit)                            $406,741,048
                                                                --------------

(a) On December 31, 2005, the Portfolio had no net capital loss carryforwards. During the current fiscal year the Portfolio utilized capital loss carryforwards of $159,256,387.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For the current fiscal year there were no permanent differences.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on(i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("HINDO COMPLAINT") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the


17


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: SUBSEQUENT EVENTS

As of February 1, 2006 the Portfolio's investment objective is long-term growth of capital.



18


GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Class A
                                            -----------------------------------------------------------------
                                                               Year Ended December 31,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $24.08       $21.80       $16.62       $22.16       $23.15
Income From Investment Operations
Net investment income (a)                        .31          .36(b)       .23          .22          .21
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions   .85         2.12         5.15        (5.01)        (.05)

Net increase (decrease) in net asset value
  from operations                               1.16         2.48         5.38        (4.79)         .16

Less: Dividends and Distributions
Dividends from net investment income            (.36)        (.20)        (.20)        (.12)        (.14)
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-        (.63)       (1.01)

Total dividends and distributions               (.36)        (.20)        (.20)        (.75)       (1.15)

Net asset value, end of period                $24.88       $24.08       $21.80       $16.62       $22.16

Total Return
Total investment return based on
  net asset value (c)                           4.86%       11.46%       32.50%      (22.05)%        .36%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $571,372     $627,689     $603,673     $456,402     $673,722
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .59%         .60%         .66%         .68%         .67%
  Expenses, before waivers
    and reimbursements                           .59%         .65%         .66%         .68%         .67%
  Net investment income                         1.29%        1.62%(b)     1.25%        1.15%         .95%
Portfolio turnover rate                           72%          50%          57%          69%          80%


See footnote summary on page 20.


19


GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Class B
                                            -----------------------------------------------------------------
                                                               Year Ended December 31,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $23.87       $21.62       $16.49       $22.03       $23.06
Income From Investment Operations
Net investment income (a)                        .25          .31(b)       .18          .17          .16
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions   .83         2.10         5.11        (4.98)        (.05)
Net increase (decrease) in net asset value
  from operations                               1.08         2.41         5.29        (4.81)         .11

Less: Dividends and Distributions
Dividends from net investment income            (.30)        (.16)        (.16)        (.10)        (.13)
Distributions from net realized gain on
  investment transactions                         -0-          -0-          -0-        (.63)       (1.01)
Total dividends and distributions               (.30)        (.16)        (.16)        (.73)       (1.14)
Net asset value, end of period                $24.65       $23.87       $21.62       $16.49       $22.03

Total Return
Total investment return based on net
  asset value (c)                               4.60%       11.22%       32.18%      (22.26)%        .15%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) $2,073,693   $2,044,741   $1,671,671   $1,067,952     $889,394
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .85%         .85%         .91%         .93%         .92%
  Expenses, before waivers
    and reimbursements                           .85%         .90%         .91%         .93%         .92%
  Net investment income                         1.05%        1.39%(b)      .99%         .91%         .75%
Portfolio turnover rate                           72%          50%          57%          69%          80%



(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


20


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
New York, New York
February 6, 2006

TAX INFORMATION (UNAUDITED)

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2005 qualifies for the corporate dividends received deduction.


21


GROWTH & INCOME PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                Voted For      Withheld Authority
     Ruth Block                 340,957,741         10,273,156
     David H. Dievler           340,333,752         10,897,144
     John H. Dobkin             340,541,359         10,689,538
     Michael J. Downey          340,895,582         10,335,314
     William H. Foulk, Jr.      340,477,311         10,753,585
     D. James Guzy              340,313,267         10,917,629
     Marc O. Mayer              340,857,320         10,373,576
     Marshall C. Turner, Jr.    340,480,301         10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.


        Voted For        Voted Against       Abstained        Broker Non-Votes
       329,393,925         7,649,880        14,187,089               0


3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                            Voted For   Voted Against  Abstained  Broker Non-Votes
---------------------------------------------------------------------------------------------------
3.A. Diversification                        92,746,927     2,011,396    3,159,232       0
3.B. Issuing Senior Securities and
     Borrowing Money                        91,929,671     2,604,670    3,383,214       0
3.C. Underwriting Securities                92,484,942     2,282,699    3,149,915       0
3.D. Concentration of Investments           92,880,087     1,995,614    3,041,854       0
3.E. Real Estate and Companies
     that Deal in Real Estate               92,735,709     2,142,038    3,039,808       0
3.F. Commodities, Commodity
     Contracts and Futures Contracts        92,176,278     2,666,598    3,074,679       0
3.G. Loans                                  91,929,414     2,756,071    3,232,070       0
3.I. Exercising Control                     92,858,831     1,885,330    3,173,394       0
3.J. Other Investment Companies             92,425,486     2,159,970    3,332,099       0
3.N. Pledging, Hypothecating,
     Mortgaging, or Otherwise
     Encumbering Assets                     91,040,596     3,384,086    3,492,872       0
3.O. Illiquid or Restricted Securities      91,227,156     3,173,810    3,516,589       0


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                            Voted For   Voted Against  Abstained  Broker Non-Votes
---------------------------------------------------------------------------------------------------
3.T.  Securities of Issuers in which
      Officers, Directors, or Partners
      Have an Interest                      90,851,697     3,785,625    3,280,233       0
3.V.  Purchasing Voting or Other
      Securities of Issuers                 92,075,500     2,449,710    3,392,345       0
3.W.  Repurchase Agreements                 92,174,070     2,370,276    3,373,208       0
4.B.  The reclassification as non-
      fundamental and with changes to
      the Portfolio's investment objective. 92,136,912     2,335,511    3,445,133       0


23


GROWTH & INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Board Of Directors
William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


Officers
Philip L. Kirstein, Senior Vice President and
  Independent Compliance Officer
Thomas J. Bardong, Vice President
Frank V. Caruso(2), Vice President
Paul C. Rissman, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolio's portfolio are made by Mr. Frank V. Caruso, a member of the Adviser's Relative Value Investment Team.


24



GROWTH & INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                                  COMPLEX       DIRECTORSHIP
   DATE OF BIRTH,                          OCCUPATION(S)                             OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                    Executive Vice President of Alliance Capital          106      SCB Partners, Inc.;
1345 Avenue of the Americas         Management Corporation ("ACMC") since 2001                          SCB, Inc.
New York, NY 10105                  and Chairman of the Board of AllianceBernstein
10/2/57                             Investment Research and Management, Inc.
(2005)                              ("ABIRM") since 2000; prior thereto, Chief
                                    Executive Officer of Sanford C. Bernstein & Co.,
                                    LLC (institutional research and brokerage arm of
                                    Bernstein & Co. LLC ("SCB & Co.")) and its
                                    predecessor since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **        Investment adviser and an independent                 108      None
2 Sound View Drive                  consultant. He was formerly Senior Manager
Suite 100                           of Barrett Associates, Inc., a registered
Greenwich, CT 06830                 investment adviser, with which he had been
CHAIRMAN OF THE BOARD               associated since prior to 2001. He was formerly
9/7/32                              Deputy Comptroller and Chief Investment
(1990)                              Officer of the State of New York and, prior
                                    thereto, Chief Investment Officer of the
                                    New York Bank for Savings.

Ruth Block, #, ***                  Formerly Executive Vice President and                 106      None
500 SE Mizner Blvd.                 Chief Insurance Officer of The Equitable
Boca Raton, FL 33432                Life Assurance Society of the United States;
11/7/30                             Chairman and Chief Executive Officer of Evlico
(1992)                              (insurance); Director of Avon, BP (oil and gas),
                                    Ecolab Incorporated (specialty chemicals),
                                    Tandem Financial Group and Donaldson, Lufkin
                                    & Jenrette Securities Corporation; Governor
                                    at Large, National Association of Securities
                                    Dealers, Inc.

David H. Dievler, #                 Independent consultant. Until December                107      None
P.O. Box 167                        1994, he was Senior Vice President of ACMC
Spring Lake, NJ 07762               responsible for mutual fund administration. Prior
10/23/29                            to joining ACMC in 1984, he was Chief Financial
(1990)                              Officer of Eberstadt Asset Management since
                                    1968. Prior to that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member of American
                                    Institute of Certified Public Accountants since 1953.


25


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                                  COMPLEX       DIRECTORSHIP
   DATE OF BIRTH,                          OCCUPATION(S)                             OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
CONTINUED
John H. Dobkin, #                   Consultant. Formerly President of Save Venice,        106      None
P.O. Box 12                         Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                 Senior Advisor from June 1999-June 2000
2/19/42                             and President of Historic Hudson Valley (historic
(1992)                              preservation) from December 1989-May 1999.
                                    Previously, Director of the National Academy
                                    of Design and during 1988-1992, Director and
                                    Chairman of the Audit Committee of ACMC.

Michael J. Downey, #                Consultant since January 2004. Formerly               106      Asia Pacific Fund,
c/o Alliance Capital                managing partner of Lexington Capital, LLC                    Inc.;and The Merger
Management L.P.                     (investment advisory firm) from December                              Fund
1345 Avenue of the Americas         1997 until December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEO of Prudential Mutual Fund
Attn: Philip L. Kirstein            Management from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                    Chairman of the Board of PLX Technology               106      Intel Corporation
P.O. Box 128                        (semi-conductors) and of SRC Computers Inc.,                   (semi-conductors);
Glenbrook, NV 89413                 with which he has been associated since prior                     Cirrus Logic
3/7/36                              to 2001. He is also President of the Arbor                        Corporation
(2005)                              Company (private family investments).                          (semi-conductors);
                                                                                                  Novellus Corporation
                                                                                                    (semi-conductor
                                                                                                   equipment); Micro
                                                                                                   Component Technology
                                                                                                     (semi-conductor
                                                                                                       equipment);
                                                                                                       the Davis
                                                                                                   Selected Advisors
                                                                                                    Group of Mutual
                                                                                                         Funds;
                                                                                                   and LogicVision

Marshall C. Turner, Jr., #          CEO of Toppan Photomasks, Inc.                        106      Toppan Photomasks,
220 Montgomery Street               (semi-conductor manufacturing services),                       Inc.; the George
Penthouse 10                        Austin, Texas, from 2003 to present, and                       Lucas Educational
San Francisco, CA 94104-3402        President since company acquired in 2005,                   Foundation;and Chairman
10/10/41                            and name changed from DuPont Photomasks.                      of the Board of the
(2005)                              Prior to the company's sale in 2005, he was                      Smithsonian's
                                    Chairman and CEO. He has also been Principal                   National Museum
                                    of Turner Venture Associates since 1993.                     of Natural History



*   There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

**   Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


26


GROWTH & INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


OFFICER INFORMATION(1)
Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*                  POSITION(S) HELD                   PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                    WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                   President and Chief          See biography above.
10/2/57                         Executive Officer

Philip L. Kirstein              Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                         and Independent              Officer of the AllianceBernstein Funds, with which
                                Compliance Officer           he has been associated since October 2004. Prior
                                                             thereto, he was Of Counsel to Kirkpatrick &
                                                             Lockhart, LLP from October 2003 to October 2004,
                                                             and General Counsel of Merrill Lynch Investment
                                                             Managers, L.P. since prior to 2001 until March
                                                             2003.

Thomas J. Bardong               Vice President               Senior Vice President of ACMC**, with which he has
4/28/45                                                      been associated since prior to 2001.

Frank V. Caruso                 Vice President               Senior Vice President of ACMC**, with which
10/28/56                                                     he has been associated since prior to 2001.

Paul C. Rissman                 Vice President               Executive Vice President of ACMC**, with which he
11/10/56                                                     has been associated since prior to 2001.

Emilie D. Wrapp                 Secretary                    Senior Vice President, Assistant General Counsel
11/13/55                                                     and Assistant Secretary of ABIRM**, with which
                                                             she has been associated since prior to 2001.

Mark D. Gersten                 Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                         Financial Officer            Services, Inc. ("AGIS")** and Vice President of
                                                             ABIRM**, with which he has been associated since
                                                             prior to 2001.

Thomas R. Manley                Controller                   Vice President of ACMC**, with which he has been
8/3/51                                                       associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AGIS, ABIRM and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

27


GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Growth and Income Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


29


GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 12 to 8 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 36 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


"Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods, and as compared to the Russell 1000 Value Index (the "Index") for periods ended September 30, 2005 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (January 1991 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 5th quintile in the 1-year period, 2nd quintile in the 3- and 5-year periods (adjusted to 3rd quintile in the 3-year period by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles) and 1st quintile in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 1-year period (adjusted to 5th quintile by the Senior Officer), in the 3rd quintile in the 3-year period, 2nd quintile in the 5-year period and 1st quintile in the 10-year period. The comparative information showed that the Portfolio outperformed the Index in the 10-year period and underperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information provided by the Adviser that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than that paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


31


GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 54.2 basis points was slightly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 1 basis point and that as a result the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was the same as the Expense Group median. The directors also noted that the Portfolio's total expense ratio was somewhat lower than the Expense Group median and significantly lower than the Expense Universe median. The directors concluded that the Portfolio's expense ratio was satisfactory.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints and that the Portfolio's net assets were in excess of the first breakpoint so that as the Portfolio's assets increase, the fee rates are reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements result in a sharing of economies of scale as the Portfolio's net assets increase.


32


GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Growth and Income Portfolio (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)


                             ADVISORY FEE
                         BASED ON % OF AVERAGE
CATEGORY                   DAILY NET ASSETS                         FUND
----------------------------------------------------------------------------------------
Value                  55 bp on 1st $2.5 Billion        Growth and Income Portfolio
                       45 bp on next $2.5 billion
                       40 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                           AS A % OF AVERAGE
FUND                             AMOUNT                    DAILY NET ASSETS
-------------------------------------------------------------------------------
Growth and Income Portfolio     $69,000                          0.01%


1    It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

2    Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


33


GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Set forth below are the Fund's latest fiscal year end gross expense ratios.

Fund                            Gross Expense Ratio                 Fiscal Year
-------------------------------------------------------------------------------
Growth and Income Portfolio        Class A  0.65%                   December 31
                                   Class B  0.90%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.


                    NET ASSETS                               EFFECTIVE ALLIANCE
                     09/30/05     ALLIANCE INSTITUTIONAL        INSTITUTIONAL
FUND                  ($MIL)          FEE SCHEDULE               ADVISORY FEE
-------------------------------------------------------------------------------
Growth and Income
Portfolio              $2,608.2   Relative Value Schedule           0.261%
                                  65 bp on 1st $25m
                                  50 bp on next $25m
                                  40 bp on next $50m
                                  30 bp on next $100m
                                  25 bp on the balance
                                  minimum account size $10m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                                             FEE(3)
-------------------------------------------------------------------------------
Equity Value                                                            0.80%


3   The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

FUND                                                         FEE SCHEDULE
-------------------------------------------------------------------------------
Growth and Income Portfolio         Client # 1       0.30% on first $1 billion
                                                     0.25% on next $500 million
                                                     0.20% thereafter
                                    Client # 2(4)    0.30%
                                    Client # 3(4)    0.60% on first $1 billion
                                                     0.55% on next $500 million
                                                     0.50% on next $500 million
                                                     0.45% on next $500 million
                                                     0.40% thereafter


It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                        EFFECTIVE        LIPPER
                                       MANAGEMENT        GROUP
FUND                                       FEE           MEDIAN        RANK
------------------------------------------------------------------------------
Growth and Income
Portfolio                                 0.542           0.551         6/12


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:


                                       LIPPER     LIPPER     LIPPER    LIPPER
                        EXPENSE       UNIVERSE   UNIVERSE    GROUP      GROUP
FUND                  RATIO (%)(8)   MEDIAN (%)    RANK     MEDIAN (%)   RANK
------------------------------------------------------------------------------
Growth and Income
Portfolio                 0.599         0.854      6/38      0.665       4/12

Based on this analysis, the Fund has a more favorable ranking on a total expense basis than it does on a management fee basis.

4   This is the fee schedule of a fund managed by an affiliate of the Adviser.

5   It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

6   Lipper uses the following criteria in screening funds to be included in the
Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

7 Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

8   Most recent fiscal year end Class A share total expense ratio.


35


GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                 12b-1 FEE RECEIVED
-------------------------------------------------------------------------------
Growth and Income Portfolio                              $4,603,123

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                         ADVISER
                                                       PAYMENTS TO
FUND                                                      ABIRM
-------------------------------------------------------------------------------
Growth and Income Portfolio                              $1,727,386

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the

9   It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.


GROWTH AND INCOME PORTFOLIO                             GROUP       UNIVERSE
-------------------------------------------------------------------------------
1 year                                                   11/12         29/36
3 year                                                   5/12          16/33
5 year                                                   4/10          9/23
10 year                                                  1/8           1/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).



                                               PERIODS ENDING SEPTEMBER 30, 2005
                                                     ANNUALIZED PERFORMANCE
--------------------------------------------------------------------------------------------
FUND                            1 YEAR     3 YEAR     5 YEAR     10 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO      11.40      17.98      3.77        11.66          11.38
Russell 1000 Value Index         16.69      20.48      5.76        11.52          13.05



10   The performance rankings are for the Class A shares of the Fund.

11   The Lipper Performance Group is identical to the Lipper Expense Group.

12   For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

13   The performance returns are for the Class A shares of the Fund.

14   The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


37


GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


38



[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

AllianceBernstein
Variable Products Series Fund, Inc.

December 31, 2005

Annual Report

>    AllianceBernstein Growth Portfolio

Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and"third"quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Growth Portfolio

AllianceBernstein Variable Products Series Fund

Letter to Investors

February 9, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES
Until February 1, 2006, the Portfolio's investment objective was long-term growth of capital. Current income is incidental to the Portfolio's objective. As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds, and generally up to 20% of its total assets in foreign securities.

INVESTMENT RESULTS
The table on page 3 shows the Portfolio's performance compared to its new benchmark, the Russell 3000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2005. Performance is also shown for the Portfolio's old benchmark, the Russell 3000 Index. The Portfolio's benchmark was changed because the new benchmark more closely matches the Portfolio's investment style.

For the annual reporting period ended December 31, 2005, the Portfolio outperformed its new benchmark. The Portfolio's outperformance reflected generally favorable stock selection across three principal sectors--technology, financial services and health care.

MARKET REVIEW AND INVESTMENT STRATEGY
U.S. equity markets produced moderate returns for calendar year 2005 with the S&P 500 Stock Index achieving a 4.91% return. Growth stocks, as represented by the Russell 3000 Growth Index, produced a 5.17% total return.

While the year presented significant economic and investment challenges, in particular escalating energy prices and monetary tightening, U.S. economic growth sustained a 3.5%-4.2% pace of expansion through the first three quarters of the year. Corporate profit growth was robust and, in many cases, better than anticipated, reinforced by continued impressive growth of cash flow and record balance-sheet liquidity.

The Portfolio's performance also reflected strong earnings growth. Consensus expectations for 2005 Russell 1000 Growth Index earnings were initially for 15% growth as the year commenced, and have since risen to 19%. This, in and of itself, is an interesting contrast with the comparatively modest equity return of 5.3% for the index. In comparison, the Portfolio began the year with consensus-expected 2005 earnings growth of 20%--one-third ahead of that projected for the benchmark--and this rose steadily over the course of the year to a revised expectation of 30% growth; 50% above initial consensus projections and 58% faster growth than that of the Russell 1000 Growth Index.

The past five years have seen an extraordinary compression in equity valuations with the relative valuation accorded many leading and relatively consistent growth stocks at historically modest levels. Accordingly, the Portfolio's management team has sought to build the Portfolio around successful, often dominant companies that exhibit superior growth characteristics. Over the past five years, the Portfolio's holdings achieved average compound growth in revenues per share of 16%, approximately double that attained by the Russell 1000 Growth Index (9%) and the S&P 500 Index (7%). Similarly, over the past five years, Portfolio earnings-per-share compounded at 27%, almost twice that of the Russell benchmark (15%) and almost 2.5 times the S&P 500 (12%).

1


Growth Portfolio

AllianceBernstein Variable Products Series Fund
Historical Performance

An Important Note About the Value of Historical Performance
The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged Russell 3000 Growth Index, the unmanaged Russell 3000 Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The Russell 3000 Index is comprised of 3000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Growth Portfolio.

A Word About Risk
The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2


Growth Portfolio
Historical Performance
(continued from previous page)

AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS                               Returns
PERIODS ENDED DECEMBER 31, 2005                     1 Year     5 Years     10 Years
------------------------------------------------------------------------------------

     AllianceBernstein Growth Portfolio Class A     11.97%      -0.92%       8.58%
     AllianceBernstein Growth Portfolio Class B     11.64%      -1.16%      -0.46%*
     Russell 3000 Growth Index                       5.17%      -3.15%       6.48%
     S&P 500 Stock Index                             4.91%       0.54%       9.07%
     Russell 3000 Index                              6.12%       1.58%       9.20%

     * Since inception of the Portfolio's Class B shares on 6/1/99.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/95 - 12/31/05

Russell 3000 Index: $24,117

S&P 500 Stock Index: $23,834

AllianceBernstein Growth Portfolio Class A: $22,779

Russell 3000 Growth Index: $18,739

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

           AllianceBernstein Growth    Russell 3000     Russell 3000        S&P 500
               Portfolio Class A           Index        Growth Index      Stock Index
--------------------------------------------------------------------------------------
12/31/95            10,000                10,000           10,000           10,000
12/31/96            12,849                12,182           12,188           12,295
12/31/97            16,706                16,053           15,691           16,395
12/31/98            21,504                19,929           21,186           21,084
12/31/99            28,917                24,094           28,353           25,519
12/31/00            23,854                22,296           21,996           23,196
12/31/01            18,255                19,744           17,678           20,441
12/31/02            13,129                15,489           12,723           15,925
12/31/03            17,732                20,300           16,663           20,491
12/31/04            20,344                22,726           17,818           22,718
12/31/05            22,779                24,117           18,739           23,834

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Portfolio Class A shares (from 12/31/95 to 12/31/05) as compared to the performance of the Portfolio's new benchmark, the Russell 3000 Growth Index, its old benchmark, the Russell 3000 Index and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

3


Growth Portfolio

Fund Expenses

AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                   Beginning              Ending
                                 Account Value        Account Value       Expenses Paid       Annualized
Growth Portfolio                  July 1, 2005      December 31, 2005     During Period*     Expense Ratio*
------------------------------------------------------------------------------------------------------------
Class A
Actual                              $1,000               $1,117.24             $4.64               0.87%
Hypothetical (5% return before
  expenses)                         $1,000               $1,020.82             $4.43               0.87%
Class B
Actual                              $1,000               $1,115.10             $5.97               1.12%
Hypothetical (5% return before
  expenses)                         $1,000               $1,019.56             $5.70               1.12%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4


Growth Portfolio
Ten Largest Holdings
December 31, 2005

AllianceBernstein Variable Products Series Fund

COMPANY                                U.S. $ VALUE      PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Legg Mason, Inc.                        $13,848,133                4.7%
Google, Inc. Cl.A                        13,399,978                4.6
WellPoint, Inc.                          12,152,017                4.2
QUALCOMM, Inc.                           10,994,016                3.8
Yahoo!, Inc.                             10,551,174                3.6
Apple Computer, Inc.                     10,531,885                3.6
American International Group, Inc.      10,063,925                 3.5
eBay, Inc.                                9,255,500                3.2
Citigroup, Inc.                           9,113,934                3.1
Juniper Networks, Inc.                    8,962,370                3.1
                                        -----------             ------
                                       $108,872,932               37.4%
Sector Diversification
December 31, 2005
SECTOR                                 U.S. $ VALUE     PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Technology                              $96,325,162               33.1%
Finance                                  52,916,044               18.2
Health Care                              50,728,652               17.4
Consumer Services                        36,286,679               12.5
Consumer Manufacturing                   22,943,082                7.9
Capital Goods                             7,589,235                2.6
Oil & Gas Field Services                  7,470,835                2.6
Aerospace & Defense                       3,912,898                1.3
Multi-Industry Companies                  3,040,010                1.0
Consumer Staples                          2,132,388                0.7
Basic Industry                            1,575,765                0.6
                                        -----------             ------
Total Investments*                      284,920,750               97.9
Cash and receivables, net of liabilities  6,209,160                2.1
                                        -----------             ------
Net Assets                             $291,129,910              100.0%

* Excludes short-term investments.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

5


Growth Portfolio
Portfolio Of Investments
December 31, 2005

AllianceBernstein Variable Products Series Fund

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-97.9%

TECHNOLOGY-33.1%
COMMUNICATION
EQUIPMENT-7.4%
Corning, Inc. (a)                                83,900       $1,649,474
Juniper Networks, Inc. (a)                      401,900        8,962,370
QUALCOMM, Inc.                                  255,200       10,994,016
                                                             -----------
                                                              21,605,860
COMPUTER HARDWARE/
  STORAGE-5.1%
Apple Computer, Inc. (a)                        146,500       10,531,885
EMC Corp. (a)                                   316,500        4,310,730
                                                             -----------
                                                              14,842,615
COMPUTER SERVICES-1.0%
Infosys Technologies Ltd.
  (ADR) (India)                                  37,585        3,039,123

INTERNET MEDIA-8.2%
Google, Inc. Cl.A (a)                            32,300       13,399,978
Yahoo!, Inc. (a)                                269,300       10,551,174
                                                             -----------
                                                              23,951,152
SEMI-CONDUCTOR
COMPONENTS-6.6%
Advanced Micro Devices,
  Inc. (a)                                      184,200        5,636,520
Broadcom Corp. Cl.A (a)                         168,400        7,940,060
Marvell Technology Group
  Ltd. (Bermuda) (a)                             98,100        5,502,429
                                                             -----------
                                                              19,079,009
SOFTWARE-2.6%
Autodesk, Inc.                                   33,700        1,447,415
Business Objects S.A. (ADR)
  (France) (a)                                   48,000        1,939,680
NAVTEQ Corp. (a)                                 42,000        1,842,540
SAP AG (ADR) (Germany)                           49,400        2,226,458
                                                             -----------
                                                               7,456,093
MISCELLANEOUS-2.2%
Amphenol Corp. Cl.A                             143,500        6,351,310
                                                             -----------
                                                              96,325,162
FINANCE-18.2%

BANKING - MONEY
  CENTER-1.1%
JPMorgan Chase & Co.                             78,700        3,123,603

BROKERAGE & MONEY
  MANAGEMENT-9.8%
Legg Mason, Inc.                                115,700       13,848,133
Merrill Lynch & Co., Inc.                        46,400        3,142,672
The Charles Schwab Corp.                        193,100        2,832,777
The Goldman Sachs Group,
  Inc.                                           68,000        8,684,280
                                                             -----------
                                                              28,507,862
INSURANCE-3.5%
American International Group,
  Inc.                                          147,500      $10,063,925
MISCELLANEOUS-3.8%
Citigroup, Inc.                                 187,800        9,113,934
State Street Corp.                               38,000        2,106,720
                                                             -----------
                                                              11,220,654
                                                             -----------
                                                              52,916,044
HEALTH CARE-17.4%
BIOTECHNOLOGY-4.4%
Affymetrix, Inc. (a)                             43,900        2,096,225
Genentech, Inc. (a)                              76,300        7,057,750
Gilead Sciences, Inc. (a)                        68,500        3,605,155
                                                             -----------
                                                              12,759,130
DRUGS-1.5%
Teva Pharmaceutical Industries
  Ltd. (ADR) (Israel)                           104,200        4,481,642

MEDICAL PRODUCTS-4.6%
Alcon, Inc. (Switzerland)                        30,800        3,991,680
St. Jude Medical, Inc. (a)                      144,500        7,253,900
Zimmer Holdings, Inc. (a)                        31,900        2,151,336
                                                             -----------
                                                              13,396,916
MEDICAL SERVICES-6.9%
Caremark Rx, Inc. (a)                            84,300        4,365,897
UnitedHealth Group, Inc.                         57,500        3,573,050
WellPoint, Inc. (a)                             152,300       12,152,017
                                                             -----------
                                                              20,090,964
                                                             -----------
                                                              50,728,652
CONSUMER
  SERVICES-12.5%
ADVERTISING-0.8%
Getty Images, Inc. (a)                           26,300        2,347,801

APPAREL-1.3%
Coach, Inc. (a)                                  69,500        2,317,130
Urban Outfitters, Inc. (a)                       56,500        1,430,015
                                                             -----------
                                                               3,747,145
BROADCASTING &
  CABLE-0.5%
XM Satellite Radio Holdings,
  Inc. Cl.A (a)                                  49,500        1,350,360

RETAIL - GENERAL
  MERCHANDISE-7.5%
eBay, Inc. (a)                                  214,000        9,255,500
Lowe's Cos., Inc.                               128,815        8,586,808
The Home Depot, Inc.                             71,100        2,878,128
Williams-Sonoma, Inc. (a)                        26,900        1,160,735
                                                             -----------
                                                              21,881,171

6


AllianceBernstein Variable Products Series Fund

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
MISCELLANEOUS-2.4%
Corporate Executive Board Co.                    20,000       $1,794,000
Iron Mountain, Inc. (a)                          69,100        2,917,402
Strayer Education, Inc.                          24,000        2,248,800
                                                             -----------
                                                               6,960,202
                                                             -----------
                                                              36,286,679
CONSUMER
MANUFACTURING-7.9%
BUILDING & RELATED-7.7%
Centex Corp.                                     87,500        6,255,375
D.R. Horton, Inc.                                76,533        2,734,524
Lennar Corp. Cl.A                                87,400        5,333,148
NVR, Inc. (a)                                     7,850        5,510,700
Pulte Homes, Inc.                                66,000        2,597,760
                                                             -----------
                                                              22,431,507
TEXTILE PRODUCTS-0.2%
Building Materials Holding
  Corp.                                          7,500          511,575
                                                             -----------
                                                              22,943,082
CAPITAL GOODS-2.6%
MACHINERY-0.7%
Actuant Corp. Cl.A                               34,900        1,947,420

MISCELLANEOUS-1.9%
General Electric Co.                             83,600        2,930,180
United Technologies Corp.                        48,500        2,711,635
                                                             -----------
                                                               5,641,815
                                                             -----------
                                                               7,589,235
OIL & GAS FIELD
  SERVICES-2.6%
ENERGY EQUIPMENT &
  SERVICE-2.6%
Schlumberger Ltd.
(Netherlands)                                    76,900        7,470,835

AEROSPACE &
  DEFENSE-1.3%
AEROSPACE-0.5%
The Boeing Co.                                   21,200        1,489,088

DEFENSE
ELECTRONICS-0.8%
L-3 Communications
Holdings, Inc.                                   32,600       $2,423,810
                                                             -----------
                                                               3,912,898
MULTI-INDUSTRY
  COMPANIES-1.0%
Danaher Corp.                                    54,500        3,040,010

CONSUMER STAPLES-0.7%
HOUSEHOLD
  PRODUCTS-0.2%
The Procter & Gamble Co.                         10,100          584,588

RETAIL - FOOD &
DRUG-0.5%
Whole Foods Market, Inc.                         20,000        1,547,800
                                                             -----------
                                                               2,132,388

BASIC INDUSTRY-0.6%
CHEMICALS-0.6%
Hexcel Corp. (a)                                 87,300        1,575,765
Total Common Stocks
  (cost $197,322,778)                                        284,920,750

SHORT-TERM
INVESTMENT-2.3%

TIME DEPOSIT-2.3%
The Bank of New York
  3.25%, 1/03/06
  (cost $6,828,000)                           $ 6,828         6,828,000

TOTAL
INVESTMENTS-100.2%
     (cost $ 204,150,778)                                    291,748,750
Other assets less
liabilities-(0.2%)                                              (618,840)
                                                             -----------
NET ASSETS-100%                                             $291,129,910

(a)  Non-income producing security.

     Glossary:

    ADR-American Depositary Receipt

    See Notes to Financial Statements.

7


Growth Portfolio
Statement Of Assets And Liabilities
December 31, 2005

AllianceBernstein Variable Products Series Fund

ASSETS
  Investments in securities, at value (cost $204,150,778)     $ 291,748,750
  Cash                                                                  372
  Dividends and interest receivable                                  97,457
  Receivable for capital stock sold                                  15,833
  Total assets                                                  291,862,412

LIABILITIES
  Payable for capital stock redeemed                                342,802
  Advisory fee payable                                              188,527
  Distribution fee payable                                           36,133
  Transfer agent fee payable                                             57
  Accrued expenses                                                  164,983
  Total liabilities                                                 732,502

NET ASSETS                                                    $ 291,129,910

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $14,346
  Additional paid-in capital                                    313,785,186
  Accumulated net realized loss on investment transactions     (110,267,594)
  Net unrealized appreciation of investments                     87,597,972
                                                              $ 291,129,910
Class A Shares
  Net assets                                                   $123,535,273
  Shares of capital stock outstanding                             6,029,807
  Net asset value per share                                          $20.49

Class B Shares
  Net assets                                                  $ 167,594,637
  Shares of capital stock outstanding                             8,315,843
  Net asset value per share                                          $20.15

See Notes to Financial Statements.

8


Growth Portfolio
Statement Of Operations
Year Ended December 31, 2005

AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $26,010)              $1,188,668
  Interest                                                              65,764
  Total investment income                                            1,254,432

EXPENSES
  Advisory fee                                                       2,076,979
  Distribution fee--Class B                                            384,383
  Custodian                                                            129,583
  Printing                                                              75,588
  Administrative                                                        75,250
  Audit                                                                 41,750
  Legal                                                                 11,134
  Directors' fees                                                        1,000
  Transfer agency                                                          794
  Miscellaneous                                                         25,871
  Total expenses                                                     2,822,332
  Net investment loss                                               (1,567,900)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                      31,913,461
  Net change in unrealized appreciation/depreciation of investments    224,967
  Net gain on investment transactions                               32,138,428

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $30,570,528

See Notes to Financial Statements.

9


Growth Portfolio
Statement Of Changes In Net Assets
AllianceBernstein Variable Products Series Fund

                                                   Year Ended      Year Ended
                                                   December 31,    December 31,
                                                       2005            2004
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $(1,567,900)    $(1,530,586)
  Net realized gain on investment transactions      31,913,461      19,525,775
  Net change in unrealized appreciation/
    depreciation  of investments                       224,967      18,576,850

  Net increase in net assets from operations        30,570,528      36,572,039

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (29,684,827)     (8,596,957)
  Total increase                                       885,701      27,975,082

NET ASSETS
  Beginning of period                              290,244,209     262,269,127
  End of period (including undistributed
    net investment income of
    $0 and $7,546, respectively)                  $291,129,910    $290,244,209

See Notes to Financial Statements.

10


Growth Portfolio
Notes To Financial Statements
December 31, 2005

AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies
The AllianceBernstein Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to provide long-term growth of capital. Current income is incidental to the Portfolio's objective. See Note K, Subsequent Events. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in"the State of Maryland on November 17, 1987, as an open-end series investment company. The"Fund offers twenty-three separately managed pools of"assets which have differing investment objectives and"policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

11


Growth Portfolio
Notes To Financial Statements
(continued)

AllianceBernstein Variable Products Series Fund

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions"are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005, amounted"to $278,647 of which $207 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

12


AllianceBernstein Variable Products Series Fund

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                 Purchases            Sales
Investment securities (excluding U.S.
  government securities)
                                                $135,078,683     $ 168,488,040
U.S. government securities                                -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $204,321,666
Gross unrealized appreciation                                      $88,914,740
Gross unrealized depreciation                                       (1,487,656)
Net unrealized appreciation                                        $87,427,084


1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

13


Growth Portfolio

Notes To Financial Statements
(continued)

AllianceBernstein Variable Products Series Fund

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write
(sell) call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC(the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.

NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class"A and Class"B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      December 31,   December 31,  December 31,    December 31,
                          2005          2004          2005            2004
                     ------------  ------------  --------------  --------------
Shares sold              257,660       401,183    $  4,929,540     $  6,730,222
Shares redeemed       (1,731,181)   (1,790,906)    (31,847,558)     (29,838,731)

Net decrease          (1,473,521)   (1,389,723)   $(26,918,018)    $(23,108,509)

Class B
Shares sold            1,576,527     3,293,538    $ 28,719,338     $ 55,088,374
Shares redeemed       (1,731,169)   (2,464,295)    (31,486,147)     (40,576,822)

Net increase (decrease) (154,642)      829,243    $ (2,766,809)    $ 14,511,552

14


AllianceBernstein Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE I: Components of Accumulated Earnings (Deficit)
As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $(110,096,706)(a)
Unrealized appreciation/(depreciation)                         87,427,084(b)
Total accumulated earnings/(deficit)                         $(22,669,622)


  (a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $110,096,706 of which $10,861,885 expires in the year 2009, $84,319,349 expires in the year 2010, and $14,915,472 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $31,870,988.

  (b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of dividends received.

During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a net decrease in accumulated net investment loss and a decrease in additional paid in capital. These reclassifications had no effect on net assets.

NOTE J: Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

15


Growth Portfolio
Notes To Financial Statements
(continued)

AllianceBernstein Variable Products Series Fund

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

16


AllianceBernstein Variable Products Series Fund

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Subsequent Events
As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital.

17


Growth Portfolio
Financial Highlights

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Class A
                                            -----------------------------------------------------------------
                                                               Year Ended December 31,
                                            -----------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $18.30       $15.95     $  11.81       $16.42       $25.10
Income From Investment Operations
Net investment loss (a)                         (.08)        (.07)        (.06)        (.06)        (.06)
Net realized and unrealized gain (loss)
  on investment transactions                    2.27         2.42         4.20        (4.55)       (5.47)
Net increase (decrease) in net
  asset value from operations                   2.19         2.35         4.14        (4.61)       (5.53)
Less: Dividends and Distributions
Dividends from net investment income              -0-          -0-          -0-          -0-        (.06)
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-       (1.85)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-       (1.23)
Return of capital                                 -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions                 -0-          -0-          -0-          -0-       (3.15)
Net asset value, end of period                $20.49       $18.30       $15.95     $  11.81       $16.42
Total Return
Total investment return based on
  net asset value (b)                          11.97%       14.73%       35.06%      (28.08)%     (23.47)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $123,535     $137,345     $141,809     $121,439     $226,237
Ratio to average net assets of:
  Expenses                                       .88%         .88%         .89%         .88%         .85%
  Net investment loss                           (.43)%       (.43)%       (.43)%       (.44 )%      (.31)%
Portfolio turnover rate                           49%          56%          49%          38%         104%

See footnote summary on page 19.

18


AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class B
                                            -----------------------------------------------------------------
                                                                 Year Ended December 31,
                                            -----------------------------------------------------------------
                                               2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $18.05       $15.76       $11.70       $16.31       $24.99
Income From Investment Operations
Net investment loss (a)                         (.12)        (.11)        (.09)        (.09)        (.11)
Net realized and unrealized gain (loss)
  on investment transactions                    2.22         2.40         4.15        (4.52)       (5.44)
Net increase (decrease) in net asset
  value from operations                         2.10         2.29         4.06        (4.61)       (5.55)
Less: Dividends and Distributions
Dividends from net investment income              -0-          -0-          -0-          -0-        (.04)
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-       (1.85)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-       (1.23)
Return of capital                                 -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions                 -0-          -0-          -0-          -0-       (3.13)
Net asset value, end of period                $20.15       $18.05       $15.76       $11.70       $16.31
Total Return
Total investment return based on net
  asset value (b)                              11.64%       14.53%       34.70%      (28.26)%     (23.65)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $167,595     $152,899     $120,460      $71,724      $94,215
Ratio to average net assets of:
  Expenses                                      1.13%        1.13%        1.14%        1.13%        1.11%
  Net investment loss                           (.68)%       (.68)%       (.68)%       (.69)%       (.59)%
Portfolio turnover rate                           49%          56%          49%          38%         104%

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

19


Report Of Independent Registered
Public Accounting Firm

AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of AllianceBernstein"Variable Products Series Fund, Inc.
AllianceBernstein Growth Portfolio

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, New York
February 6, 2006

20


Growth Portfolio
Results of Shareholders Meeting
(unaudited)

AllianceBernstein Variable Products Series Fund

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Growth Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                Voted For      Withheld Authority
-------------------------------------------------------------------------------
     Ruth Block                 340,957,741         10,273,156
     David H. Dievler           340,333,752         10,897,144
     John H. Dobkin             340,541,359         10,689,538
     Michael J. Downey          340,895,582         10,335,314
     William H. Foulk, Jr.      340,477,311         10,753,585
     D. James Guzy              340,313,267         10,917,629
     Marc O. Mayer              340,857,320         10,373,576
     Marshall C. Turner, Jr.    340,480,301         10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

        Voted For        Voted Against       Abstained       Broker Non-Votes
-------------------------------------------------------------------------------
       329,393,925         7,649,880        14,187,089              0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                            Voted For   Voted Against  Abstained  Broker Non-Votes
---------------------------------------------------------------------------------------------------
3.A. Diversification                        10,962,788     299,032      272,163         0
3.B. Issuing Senior Securities              10,848,911     400,074      284,998         0
     and Borrowing Money
3.C. Underwriting Securities                10,973,403     252,921      307,658         0
3.D. Concentration of Investments          11,042,276     244,291      247,415          0
3.E. Real Estate and Companies that         10,947,150     341,073      245,759         0
     Deal in Real Estate
3.F. Commodities, Commodity                 10,877,220     415,616      241,146         0
     Contracts and Futures Contracts
3.G. Loans                                  10,861,427     440,068      232,488         0
4.B. The reclassification as non-           10,861,828     317,779      354,376         0
     fundamental and with changes to
     the Portfolio's investment objective.

21


Growth Portfolio

AllianceBernstein Variable Products Series Fund

Board Of Directors
William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


Officers
Philip L. Kirstein, Senior Vice President and
  Independent Compliance Officer
Thomas J. Bardong, Vice President
Alan Levi(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672




(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
(2) Mr. Alan Levi is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio.

22


Growth Portfolio
AllianceBernstein Variable Products Series Fund

Management of the Fund
Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                      IN FUND              OTHER
     NAME, ADDRESS,                             PRINCIPAL                             COMPLEX          DIRECTORSHIP
     DATE OF BIRTH,                            OCCUPATION(S)                         OVERSEEN BY          HELD BY
     (YEAR ELECTED*)                        DURING PAST 5 YEARS                        DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                   Executive Vice President of Alliance Capital            106           SCB Partners,
1345 Avenue of the Americas        Management Corporation ("ACMC") since                                Inc.; SCB, Inc.
New York, NY 10105                 2001 and Chairman of the Board of
10/2/57                            AllianceBernstein Investment Research
(2005)                             and Management, Inc. ("ABIRM") since
                                   2000; prior thereto, Chief Executive
                                   Officer of Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm of
                                   Bernstein & Co. LLC ("SCB & Co.")) and
                                   its predecessor since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, **       Investment adviser and an independent                   108                None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
Chairman of the Board              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York"Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief             106                None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   Governor at Large, National Association
                                   of Securities Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December 1994,            107                None
P.O. Box 167                       he was Senior Vice President of ACMC
Spring Lake, NJ 07762              responsible for mutual fund administration.
10/23/29                           Prior to joining ACMC in 1984, he was Chief
(1990)                             Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that, he was
                                   a Senior Manager at Price Waterhouse & Co.
                                   Member of American Institute of Certified
                                   Public Accountants since 1953.

23


Growth Portfolio
Management of the Fund (continued)

AllianceBernstein Variable Products Series Fund

                                                                                     PORTFOLIOS
                                                                                      IN FUND              OTHER
     NAME, ADDRESS,                             PRINCIPAL                             COMPLEX          DIRECTORSHIP
     DATE OF BIRTH,                            OCCUPATION(S)                         OVERSEEN BY          HELD BY
     (YEAR ELECTED*)                        DURING PAST 5 YEARS                        DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin, #                  Consultant. Formerly President of Save Venice,          106                None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004.                          106       Asia Pacific Fund,
c/o Alliance Capital               Formerly managing partner of                                     Inc., and The Merger
Management L.P.                    Lexington Capital, LLC (investment                                       Fund
1345 Avenue of the Americas        advisory firm) from 1997 until
New York, NY 10105                 December 2003. Prior thereto,
Attn: Philip L. Kirstein           Chairman and CEO of Prudential
1/26/44                            Mutual Fund Management from 1987
(2005)                             to 1993.

D. James Guzy, #                   Chairman of the Board of PLX                            106        Intel Corporation
P.O. Box 128                       Technology (semi-conductors) and of                                (semi-conductors);
Glenbrook, NV 89413                SRC Computers Inc., with which he                               Cirrus Logic Corporation
3/7/36                             has been associated since prior to                                  (semi-conductors);
(2005)                             2001. He is also President of the                                  Novellus Corporation
                                   Arbor Company (private family                                  (semi-conductor equipment);
                                   investments).                                                        Micro Component
                                                                                                  Technology (semi-conductor
                                                                                                     equipment); the Davis
                                                                                                    Selected Advisors Group
                                                                                                      of Mutual Funds; and
                                                                                                          LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                   106         Toppan Photomasks,
220 Montgomery Street              conductor manufacturing services), Austin,                           Inc.; the George
Penthouse 10                       Texas, from 2003 to present, and President                          Lucas Educational
San Francisco, CA 94104-3402       since company acquired in 2005, and name                             Foundation; and
10/10/41                           changed from DuPont Photomasks. Prior to                             Chairman of the
(2005)                             the company's sale in 2005, he was Chairman                            Board of the
                                   and CEO. He has also been Principal of                                  Smithsonian's
                                   Turner Venture Associates since 1993.                               National Museum of
                                                                                                         Natural History



*    There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

**   Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

24


Growth Portfolio
AllianceBernstein Variable Products Series Fund

Officer Information
Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*           PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
     AND DATE OF BIRTH        HELD WITH FUND                DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
5/29/45                       and Independent               Officer of the AllianceBernstein Funds, with which he
                              Compliance Officer            has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from October 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2001 until March 2003.

Thomas J. Bardong             Vice President                Senior Vice President of ACMC**, with which he has
4/28/45                                                     been associated since prior to 2001.

Alan Levi                     Vice President                Senior Vice President of ACMC**, with which he has
9/27/49                                                     been associated since prior to 2001.

Emilie D.Wrapp                Secretary                     Senior Vice President, Assistant General Counsel and
11/13/55                                                    Assistant Secretary of ABIRM**, with which she has
                                                            been associated since prior"to 2001.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global Investor
10/4/50                       Financial Officer             Services, Inc. ("AGIS")** and Vice President of
                                                            ABIRM**, with which he has"been associated since
                                                            prior to 2001.

Thomas R. Manley              Controller                    Vice President of ACMC**, with which he has been
8/3/51                                                      associated since prior to 2001.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

25


Growth Portfolio
Continuance Disclosure

AllianceBernstein Variable Products Series Fund


Information Regarding the Review and Approval of the Portfolio's Advisory Agreement
In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Growth Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

  1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

  2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

  3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

  4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

  5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

  6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

  7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

  8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

  9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

  10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

  11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

26


AllianceBernstein Variable Products Series Fund

  12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

  13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

  14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser
The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation

27


Growth Portfolio
Continuance Disclosure (continued)

AllianceBernstein Variable Products Series Fund

methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

Investment Results
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 13 to 4 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 38 to 16 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods, and as compared to the Russell 3000 Index (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (September 1994 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 2nd quintile in the 1- and 3-year periods and in the 1st quintile in the 5-year period

28


AllianceBernstein Variable Products Series Fund

(adjusted to 2nd quintile in the 5-year period by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles), and in the Performance Universe comparison the Portfolio was in the 2nd quintile in the 1- and 3-year periods (adjusted to 3rd quintile in the 3-year period by the Senior Officer) and in the 3rd quintile in the 5- and 10-year periods (adjusted to 4th quintile in the 10-year period by the Senior Officer). The comparative information showed that the Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the other periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

Advisory Fees and Other Expenses
The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information provided by the Adviser that indicated that the Adviser sub-advises a registered investment company that has investment strategies similar to the Portfolio at a fee rate that is lower than that paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 2 basis points and that as a result the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was slightly higher than the Expense

29


Growth Portfolio
Continuance Disclosure (continued)

AllianceBernstein Variable Products Series Fund

Group median. The directors also noted that the Portfolio's total expense ratio was the same as the median for the Expense Group and slightly higher than the median for the Expense Universe. The directors concluded that the Portfolio's expense ratio was satisfactory.

Economies of Scale
The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.

30


Growth Portfolio
Senior Officer Fee Evaluation

AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)
The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Growth Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

  1. Management fees charged to institutional and other clients of the Adviser for like services.

  2. Management fees charged by other mutual fund companies for like services.

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

  4. Profit margins of the Adviser and its affiliates from supplying such services.

  5.    Possible economies of scale as the Fund grows larger.

  6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS
The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003, is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                             Advisory Fee
                        Based on % of Average
Category                  Daily Net Assets                          Fund
-------------------------------------------------------------------------------
Growth                75 bp on 1st $2.5 billion               Growth Portfolio
                     65 bp on next $2.5 billion
                        60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                              As a % of average
Fund                             Amount                        daily net assets
-------------------------------------------------------------------------------
Growth Portfolio                $69,000                             0.02%

(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

31


Growth Portfolio
Senior Officer Fee Evaluation
(continued)

AllianceBernstein Variable Products Series Fund

Set forth below are the Fund's latest fiscal year end gross expense ratios.

Fund                           Gross Expense Ratio               Fiscal Year
-------------------------------------------------------------------------------
Growth Portfolio                  Class A  0.88%                 December 31
                                  Class B  1.13%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                              Net Assets                                  Effective Alliance
                               09/30/05          Alliance Institutional      Institutional
Fund                            ($MIL)                Fee Schedule            Advisory Fee
----------------------------------------------------------------------------------------------------
Growth Portfolio              $280.5               Growth Schedule              0.366%
                                                   80 bp on 1st $25m
                                                   50 bp on next $25m
                                                   40 bp on next $50m
                                                   30 bp on next $100m
                                                   25 bp on the balance
                                                   minimum account size $10m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

32


AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a substantially similar investment style as the Fund:

Asset Class                                                      Fee(3)
-------------------------------------------------------------------------------
Equity Growth                                                    0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the following sub-advisory relationship:

Fund                                                          Fee Schedule
-------------------------------------------------------------------------------
Growth Portfolio                   Client # 1                     0.25%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                           Effective         Lipper
                           Management         Group
-------------------------------------------------------------------------------
Fund                          Fee             Median               Rank
Growth Portfolio             0.750            0.750                6/13

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                   Lipper       Lipper     Lipper     Lipper
                    Expense      Universe      Universe   Group       Group
Fund              Ratio (%)(7)    Median (%)    Rank      Median (%)   Rank
-------------------------------------------------------------------------------
Growth Portfolio     0.884         0.858        22/39       0.888      6/13

Based on this analysis, the Fund has equally favorable rankings on management fees compared to total expenses.

(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(4) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)  Most recent fiscal year end Class A share total expense ratio.

33


Growth Portfolio
Senior Officer Fee Evaluation
(continued)

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

Fund 12b-1                                                    Fee Received
-------------------------------------------------------------------------------
Growth Portfolio                                                $348,513

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                 Adviser
                                                               Payments to
Fund                                                              ABIRM
-------------------------------------------------------------------------------
Growth Portfolio                                                 $502,703

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

34


AllianceBernstein Variable Products Series Fund

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.
With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

Growth Portfolio                          Group             Universe
-------------------------------------------------------------------------------
1 year                                     5/13              14/38
3 year                                     4/12              15/36
5 year                                     3/11              14/32
10 year                                     3/4              10/16

(9)  The performance rankings are for the Class A shares of the Fund.

(10) The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

35


Growth Portfolio
Senior Officer Fee Evaluation
(continued)

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(12) versus its benchmark(13).

                                         Periods Ending September 30, 2005
                                             Annualized Performance
----------------------------------------------------------------------------------------
Fund                        1 Year     3 Year     5 Year     10 Year   Since Inception
-----------------------------------------------------------------------------------------
Growth Portfolio             19.89      18.67     -4.68       8.24         10.75
Russell 3000 Growth Index    14.57      18.13     -0.72       9.54         11.20

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006



(12)  The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


36


(This page left intentionally blank)




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2005


> ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO


ANNUAL REPORT

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

INTERNATIONAL PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 13, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005. On February 1, 2006, the Portfolio's name changed to International Research Growth Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk. As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Morgan Stanley Captial International (MSCI) Europe, Australasia and Far East (EAFE) Index, for the one-, five- and 10-year periods ended December 31, 2005.

For the annual reporting period ended December 31, 2005, the Portfolio outperformed its benchmark, the MSCI EAFE Index. A large part of the Portfolio's outperformance was due to successful stock and sector selection. The most notable drivers were good stock selection in the energy and natural resources sectors, as well as in industrial and infrastructure. The Portfolio also benefited from positive stock selection in technology, telecommunications and health care.

Additionally, the Portfolio benefited from an overweight position in the energy and oil services industry, and also, within this category, exposure to emerging market stocks which performed strongly. The Portfolio also benefited from an overweight position in the health care sector, which outperformed the MSCI EAFE Index's position over the year.

MARKET REVIEW AND INVESTMENT STRATEGY

The economic environment was characterized by a strong rise in oil prices during the year, driven by worldwide economic growth and tight supply. Equity markets performed strongly and short-term interest rates increased in many countries in order to stave off the threat of inflation. Despite the rise in oil prices and interest rates, the global economy remained resilient. Inflation was held in check, and as a result, long-term interest rates were subdued. Against this backdrop of resilient economic growth, corporate profitability was strong. The U.S. economy proved to be resilient, despite the impact of Hurricane Katrina, while Chinese growth continued to be strong. During the year, Europe displayed stronger economic performance, prompting the European Central Bank to increase interest rates. Meanwhile, Japan moved into a period of sustained economic growth.

Against the backdrop of strong oil prices and continued tight supply, the Portfolio was overweight in the energy sector and oil services stocks. Arguably, these stocks would be the beneficiaries of increased capital expenditure to meet increasing demand, led, in particular, by China.

As a result of increased U.S. Federal Reserve tightening and the prospect for increased interest rates globally, the Portfolio was underweight in financial stocks. Financial stocks tend to perform poorly during periods of rising short rates. However, as it appeared that the Federal Reserve was approaching the end of the rate tightening cycle, the Portfolio's underweight position was closed. Within the financial sector, the Portfolio was overweight in capital market stocks that would be beneficiaries of strong equity markets and healthy corporate liquidity, leading to increased merger & acquisition activity.

The Portfolio was also overweight in health care. This sector generally benefits from periods of rising interest rates and maturing economic activity with an emphasis on the higher growth segments in medtech (eye care, dental and orthopaedics). In the industrial sectors, the Portfolio was underweight in the auto sector which was exposed to higher gas prices. Focus was placed on industrials, such as commercial construction and aerospace.


1


INTERNATIONAL PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND FAR EAST (EAFE) INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein International Portfolio.

A WORD ABOUT RISK

Substantially all of the Portfolio's assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio may at times buy and sell foreign currencies or enter into forward foreign currency exchange contracts and can invest up to 50% of its assets in such financial instruments. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. In addition, the Portfolio may also enter into repurchase agreements of up to seven days' duration for up to 10% of the Portfolio's total assets. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


INTERNATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                         RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                       -------------------------------------------
PERIODS ENDED DECEMBER 31, 2005                          1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------
AllianceBernstein International Portfolio Class A         19.16%          3.94%          5.50%
-------------------------------------------------------------------------------------------------
AllianceBernstein International Portfolio Class B         18.78%         11.82%*
-------------------------------------------------------------------------------------------------
MSCI EAFE Index                                           13.54%          4.55%          5.84%
-------------------------------------------------------------------------------------------------

*  Since inception of the Portfolio's Class B shares on 10/26/01.


ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/95-12/31/05

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO CLASS A: $17,078
MSCIEAFE INDEX: $17,637

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                           AllianceBernstein
                             International
                           Portfolio Class A             MSCI EAFE Index
-------------------------------------------------------------------------------
       12/31/95                 $ 10,000                    $ 10,000
       12/31/96                 $ 10,725                    $ 10,605
       12/31/97                 $ 11,082                    $ 10,794
       12/31/98                 $ 12,525                    $ 12,953
       12/31/99                 $ 17,564                    $ 16,445
       12/31/00                 $ 14,076                    $ 14,114
       12/31/01                 $ 10,930                    $ 11,088
       12/31/02                 $  9,260                    $  9,321
       12/31/03                 $ 12,185                    $ 12,918
       12/31/04                 $ 14,332                    $ 15,533
       12/31/05                 $ 17,078                    $ 17,637

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Portfolio Class A shares (from 12/31/95 to 12/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


INTERNATIONAL PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING            ENDING
                                   ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID      ANNUALIZED
INTERNATIONAL PORTFOLIO            JULY 1, 2005     DECEMBER 31, 2005   DURING PERIOD*   EXPENSE RATIO*
-----------------------------       ---------------    ------------------    --------------    --------------
CLASS A
Actual                                 $1,000           $1,187.79            $7.33             1.33%
Hypothetical (5% return before
  expenses)                            $1,000           $1,018.50            $6.77             1.33%

CLASS B
Actual                                 $1,000           $1,185.85            $8.71             1.58%
Hypothetical (5% return before
  expenses)                            $1,000           $1,017.24            $8.03             1.58%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


INTERNATIONAL PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Credit Suisse Group                             $  2,296,276            3.0%
UBS AG                                             2,104,994            2.8
Schlumberger Ltd.                                  2,049,865            2.7
Roche Holding AG                                   1,953,570            2.6
Nabors Industries Ltd.                             1,855,875            2.5
BNP Paribas, SA                                    1,579,860            2.1
Novartis AG                                        1,546,331            2.0
Nomura Holdings, Inc.                              1,486,080            2.0
Smedvig ASA                                        1,310,979            1.7
Toyota Motor Corp.                                 1,306,103            1.7
                                                ------------          -----
                                                $ 17,489,933           23.1%

SECTOR DIVERSIFICATION
DECEMBER 31, 2005
                                                                    PERCENT OF
SECTOR                                          U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Finance                                         $ 20,042,801           26.5%
Energy                                            10,727,327           14.2
Health Care                                        8,641,729           11.5
Consumer Services                                  8,346,751           11.1
Technology                                         6,653,646            8.8
Consumer Staples                                   4,816,284            6.4
Consumer Manufacturing                             4,030,486            5.3
Capital Goods                                      3,195,538            4.2
Basic Industry                                     3,035,285            4.0
Utilities                                          2,039,081            2.7
Aerospace & Defense                                1,111,417            1.5
Transportation                                       851,203            1.1
Multi-Industry                                       845,526            1.1
                                                ------------          -----
Total Investments                                 74,337,074           98.4
Cash and receivables, net of liabilities           1,221,716            1.6
                                                ------------          -----
Net Assets                                      $ 75,558,790          100.0%


Please note: The sector classifications presented herein are based on the sector categorization methodolgy of the Adviser.


5


INTERNATIONAL PORTFOLIO
COUNTRY DIVERSIFICATION
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COUNTRY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Japan                                           $ 12,760,679           16.9%
United Kingdom                                    11,912,151           15.8
Switzerland                                       11,732,862           15.5
France                                             6,511,918            8.6
Netherlands                                        3,419,862            4.5
Ireland                                            2,585,283            3.4
Norway                                             2,279,024            3.0
Italy                                              2,141,358            2.8
Bermuda                                            1,855,875            2.5
Spain                                              1,845,691            2.4
South Korea                                        1,745,305            2.3
Australia                                          1,575,221            2.1
Hong Kong                                          1,567,266            2.1
Sweden                                             1,375,241            1.8
Russia                                             1,304,107            1.7
Greece                                             1,254,553            1.7
Germany                                            1,250,013            1.7
Brazil                                             1,139,402            1.5
Taiwan                                               878,818            1.2
Turkey                                               858,531            1.1
South Africa                                         827,677            1.1
Other*                                             3,516,237            4.7
                                                ------------          -----
Total Investments                                 74,337,074           98.4
Cash and receivables, net of liabilities           1,221,716            1.6
                                                ------------          -----
Net Assets                                      $ 75,558,790          100.0%


* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Cayman Islands, China, Egypt, Finland, Hungary, India, Israel, and Mexico.


6


INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-98.4%
FINANCE-26.5%
BANKING - MONEY CENTER-15.7%
Anglo Irish Bank Corp. Plc (Ireland)                   61,427      $    929,727
Banco Bilbao Vizcaya Argentaria, SA (Spain)            55,300           987,314
BNP Paribas, SA (France)                               19,557         1,579,860
Credit Suisse Group (Switzerland)                      45,079         2,296,276
EFG Eurobank Ergasias (Greece)                         24,803           783,514
Kookmin Bank (South Korea)(a)                          13,940         1,050,612
Mitsubishi Tokyo Financial Group, Inc. (Japan)             63           857,918
Standard Chartered Plc (United Kingdom)                29,531           657,113
Sumitomo Mitsui Financial Group, Inc. (Japan)              63           665,554
UBS AG (Switzerland)                                   22,146         2,104,994
                                                                   ------------
                                                                     11,912,882
                                                                   ------------
BANKING - REGIONAL-1.6%
Allied Irish Banks Plc (Ireland)                       26,567           570,213
Turkiye Is Bankasi (Isbank) (Turkey)                   77,810           669,603
                                                                   ------------
                                                                      1,239,816
                                                                   ------------
BROKERAGE & MONEY MANAGEMENT-2.8%
Man Group Plc (United Kingdom)                         18,511           608,313
Nomura Holdings, Inc. (Japan)                          77,200         1,486,080
                                                                   ------------
                                                                      2,094,393
                                                                   ------------
INSURANCE-5.4%
Cathay Financial Holding Co., Ltd. (Taiwan)           194,000           350,752
ING Groep N.V. (Netherlands)                           34,098         1,182,858
Prudential Plc (United Kingdom)                        81,865           775,416
QBE Insurance Group Ltd. (Australia)                   62,879           898,088
Swiss Re (Switzerland) (a)                             11,627           849,628
                                                                   ------------
                                                                      4,056,742
                                                                   ------------
MISCELLANEOUS-1.0%
Aeon Credit Service Co., Ltd. (Japan)                   4,800           454,206
FirstRand Ltd. (South Africa)                          97,416           284,762
                                                                   ------------
                                                                        738,968
                                                                   ------------
                                                                     20,042,801
                                                                   ------------
ENERGY-14.2%
INTERNATIONAL-6.5%
China Petroleum & Chemical Corp. (Sinopec) (China)    614,000           305,963
ENI S.p.A (Italy)                                      28,000           782,386
LUKOIL (ADR) (Russia)                                  18,506         1,101,107
Norsk Hydro ASA (Norway)                                9,408           968,045
Petroleo Brasilerio, SA (ADR) (Brazil)                 15,400           991,298
Total, SA (France)                                      3,109           784,009
                                                                   ------------
                                                                      4,932,808
                                                                   ------------
OIL SERVICE-7.7%
GlobalSantaFe Corp. (Cayman Islands)                   12,000           577,800
Nabors Industries Ltd. (Bermuda)(a)                    24,500         1,855,875
Schlumberger Ltd. (Netherlands)                        21,100         2,049,865
Smedvig ASA (Norway)                                   45,000         1,310,979
                                                                   ------------
                                                                      5,794,519
                                                                   ------------
                                                                     10,727,327
                                                                   ------------
HEALTH CARE-11.5%
DRUGS-8.7%
Gedeon Richter Rt. (Hungary)                            1,400           251,670
GlaxoSmithKline Plc (United Kingdom)                   15,447           389,951
Hikma Pharmaceuticals Plc (United Kingdom) (a)         45,463           316,590
Novartis AG (Switzerland)                              29,482         1,546,331
Roche Holding AG (Switzerland)                         13,029         1,953,570
Sanofi-Aventis, SA (France)                            12,927         1,131,724
Takeda Pharmaceutical Co., Ltd. (Japan)                 8,100           438,890
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)     12,100           520,421
                                                                   ------------
                                                                      6,549,147
                                                                   ------------
MEDICAL PRODUCTS-2.8%
Alcon, Inc. (Switzerland)                               6,778           878,429
Nobel Biocare Holding AG (Switzerland)                  2,435           536,019
Smith & Nephew Plc (United Kingdom)                    38,618           355,245
Synthes, Inc. (Switzerland)                             2,869           322,889
                                                                   ------------
                                                                      2,092,582
                                                                   ------------
                                                                      8,641,729
                                                                   ------------


7


INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
CONSUMER SERVICES-11.1%
ADVERTISING-1.1%
WPP Group Plc (United Kingdom)                         73,900      $    799,497
                                                                   ------------
BROADCASTING & CABLE-0.5%
Grupo Televisa S.A. (ADR) (Mexico)                      4,200           338,100
                                                                   ------------
CELLULAR COMMUNICATIONS-3.1%
America Movil, SA de CV (ADR) (Mexico)                 10,600           310,156
Mobile TeleSystems (ADR) (Russia)                       5,800           203,000
NTT DoCoMo, Inc. (Japan)                                  180           274,124
Orascom Telecom Holding SAE (GDR) (Egypt)               4,148           217,948
Turkcell Iletisim Hizmetleri AS (Turkcell) (ADR)
  (Turkey)                                             12,300           188,928
Vodafone Group Plc (United Kingdom)                   543,343         1,169,238
                                                                   ------------
                                                                      2,363,394
                                                                   ------------
ENTERTAINMENT & LEISURE-1.6%
Carnival Plc (United Kingdom)                           8,604           488,727
Greek Organisation of Football Prognostics, SA
  (Greece)                                             13,662           471,039
NAMCO BANDAI Holdings, Inc. (Japan)                    15,900           232,430
                                                                   ------------
                                                                      1,192,196
                                                                   ------------
PRINTING & PUBLISHING-0.7%
Naspers Ltd. (South Africa)                            30,613           542,915
                                                                   ------------
RESTAURANTS & LODGING-1.0%
Accor, SA (France)                                     13,065           718,458
                                                                   ------------
RETAIL - GENERAL MERCHANDISE-2.2%
Billabong International Ltd. (Australia)               24,100           256,159
GUS Plc (United Kingdom)                               18,337           325,685
Luxottica Group SpA (Italy)                            28,830           732,486
Next Plc (United Kingdom)                              14,442           380,359
                                                                   ------------
                                                                      1,694,689
                                                                   ------------
MISCELLANEOUS-0.9%
First Choice Holidays Plc (United Kingdom)             88,829           381,943
Li & Fung Ltd. (Hong Kong)                            164,000           315,559
                                                                   ------------
                                                                        697,502
                                                                   ------------
                                                                      8,346,751
                                                                   ------------
TECHNOLOGY-8.8%
COMMUNICATION EQUIPMENT-1.2%
Nokia Corp. (Finland)                                  27,315           500,933
Telefonaktiebolaget LM Ericsson (Sweden)              120,848           416,380
                                                                   ------------
                                                                        917,313
                                                                   ------------
COMPUTER PERIPHERALS-0.2%
LG.Philips LCD Co., Ltd. (South Korea) (a)              3,000           125,602
                                                                   ------------
COMPUTER SERVICES-1.1%
CapGemini, SA (France)(a)                               9,250           372,286
Infosys Technologies Ltd. (ADR) (India)                 6,100           493,246
                                                                   ------------
                                                                        865,532
                                                                   ------------
ELECTRONIC COMPONENTS-0.3%
LG.Philips LCD Co., Ltd. (ADR) (South Korea)(a)        10,000           214,600
                                                                   ------------
INTERNET INFRASTRUCTURE-0.5%
Fastweb (Italy)(a)                                      8,916           407,416
                                                                   ------------
SEMICONDUCTOR CAPITAL EQUIPMENT-0.3%
ASML Holding NV (Netherlands) (a)                       9,337           187,139
                                                                   ------------
SEMICONDUCTOR COMPONENTS-1.0%
Samsung Electronics Co., Ltd. (South Korea)               551           354,491
Taiwan Semiconductor Manufacturing Co., Ltd.
  Merrill Lynch International & Co. warrants,
  expiring 11/22/10 (Taiwan)                          221,388           421,852
                                                                   ------------
                                                                        776,343
                                                                   ------------
SOFTWARE-1.3%
LogicaCMG Plc (United Kingdom)                         51,143           156,010
SAP AG (Germany)                                        4,516           813,823
                                                                   ------------
                                                                        969,833
                                                                   ------------
MISCELLANEOUS-2.9%
Canon, Inc. (Japan)                                    13,000           763,102
HOYA Corp. (Japan)                                     13,900           499,618
Keyence Corp. (Japan)                                   2,200           625,646
Tokyo Electron Ltd. (Japan)                             4,800           301,502
                                                                   ------------
                                                                      2,189,868
                                                                   ------------
                                                                      6,653,646
                                                                   ------------


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
CONSUMER STAPLES-6.4%
BEVERAGES-1.7%
Pernod Ricard, SA (France)                              2,299      $    401,660
SABMiller Plc (United Kingdom)                         46,585           848,859
                                                                   ------------
                                                                      1,250,519
                                                                   ------------
FOOD-2.1%
Groupe Danone (France)                                  3,013           316,300
Nestle, SA (Switzerland)                                4,168         1,244,726
                                                                   ------------
                                                                      1,561,026
                                                                   ------------
RETAIL - FOOD & DRUG-1.1%
Tesco Plc (United Kingdom)                            146,829           836,919
                                                                   ------------
TOBACCO-0.6%
Altadis, SA (Spain)                                    10,450           473,633
                                                                   ------------
MISCELLANEOUS-0.9%
Punch Taverns Plc (United Kingdom)                     47,509           694,187
                                                                   ------------
                                                                      4,816,284
                                                                   ------------
CONSUMER MANUFACTURING-5.3%
AUTO & RELATED-2.3%
Denso Corp. (Japan)                                    12,300           425,834
Toyota Motor Corp. (Japan)                             25,000         1,306,103
                                                                   ------------
                                                                      1,731,937
                                                                   ------------
BUILDING & RELATED-3.0%
CRH Plc (Ireland)                                      36,946         1,085,343
Rinker Group Ltd. (Australia)                          35,185           420,974
Vinci, SA (France)                                      9,198           792,232
                                                                   ------------
                                                                      2,298,549
                                                                   ------------
                                                                      4,030,486
                                                                   ------------
CAPITAL GOODS-4.2%
ELECTRICAL EQUIPMENT-2.5%
Atlas Copco AB (Sweden)                                43,046           958,861
AU Optronics Corp. (Taiwan)                            71,210           106,214
Sumitomo Electric Industries Ltd. (Japan)              27,800           422,263
Yamada Denki Co., Ltd. (Japan)                          3,500           437,539
                                                                   ------------
                                                                      1,924,877
                                                                   ------------
MACHINERY-1.3%
Hitachi Construction Machinery Co., Ltd. (Japan)       19,400           453,409
KOMATSU Ltd. (Japan)                                   32,000           528,976
                                                                   ------------
                                                                        982,385
                                                                   ------------
MISCELLANEOUS-0.4%
Nitto Denko Corp. (Japan)                               3,700           288,276
                                                                   ------------
                                                                      3,195,538
                                                                   ------------
BASIC INDUSTRY-4.0%
CHEMICALS-0.8%
Hitachi Chemical Co., Ltd. (Japan)                     22,800           602,480
                                                                   ------------
MINING & METALS-3.2%
BHP Billiton Plc (United Kingdom)                      40,980           670,677
China Shenhua Energy Co., Ltd. (Hong Kong) (a)        606,500           668,019
Companhia Vale do Rio Doce (ADR) (Brazil)               3,600           148,104
Rio Tinto Plc (United Kingdom)                         20,700           946,005
                                                                   ------------
                                                                      2,432,805
                                                                   ------------
                                                                      3,035,285
                                                                   ------------
UTILITIES-2.7%
ELECTRIC & GAS UTILITY-0.8%
Datang International Power Generation Co., Ltd.
  (Hong Kong)                                         794,800           583,688
                                                                   ------------
TELEPHONE UTILITY-1.9%
Deutsche Telekom AG (Germany)                          26,237           436,190
France Telecom, SA (France)                            16,719           415,389
Telecom Italia SpA (Italy)                             75,136           219,070
Telefonica, SA (Spain)                                 25,596           384,744
                                                                   ------------
                                                                      1,455,393
                                                                   ------------
                                                                      2,039,081
                                                                   ------------
AEROSPACE & DEFENSE-1.5%
AEROSPACE-1.5%
BAE Systems Plc (United Kingdom)                      169,079         1,111,417
                                                                   ------------
TRANSPORTATION-1.1%
RAILROAD-1.1%
East Japan Railway Co. (Japan)                            124           851,203
                                                                   ------------
MULTI-INDUSTRY COMPANIES-1.1%
Mitsubishi Corp. (Japan)                               15,600           344,428
Mitsui & Co., Ltd. (Japan)                             39,000           501,098
                                                                   ------------
                                                                        845,526
                                                                   ------------
Total Common Stocks & Other Investments
  (cost $57,382,263)                                                 74,337,074
                                                                   ------------


9


INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                   U.S. $ VALUE
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-98.4%
  (cost $57,382,263)                                               $ 74,337,074
Other assets less liabilities-1.6%                                    1,241,944
                                                                   ------------
NET ASSETS-100%                                                    $ 75,579,018
                                                                   ============


(a)  Non-income producing security.

Glossary of Terms:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

See Notes to Financial Statements.


10


INTERNATIONAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $57,382,263)           $ 74,337,074
  Cash                                                                  159,647
  Foreign cash, at value (cost $1,211,550)                            1,216,338
  Dividends receivable                                                  140,232
                                                                   ------------
  Total assets                                                       75,853,291
                                                                   ------------
LIABILITIES
  Payable for capital stock redeemed                                    118,563
  Advisory fee payable                                                   48,770
  Distribution fee payable                                                2,310
  Transfer agent fee payable                                                 56
  Accrued expenses                                                      104,574
                                                                   ------------
  Total liabilities                                                     274,273
                                                                   ------------
NET ASSETS                                                         $ 75,579,018
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $      4,182
  Additional paid-in capital                                         64,545,620
  Undistributed net investment income                                   276,088
  Accumulated net realized loss on investment and foreign
    currency transactions                                            (6,205,743)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      16,958,871
                                                                   ------------
                                                                   $ 75,579,018
                                                                   ============
CLASS A SHARES
  Net assets                                                       $ 65,496,125
                                                                   ============
  Shares of capital stock outstanding                                 3,619,678
                                                                   ============
  Net asset value per share                                        $      18.09
                                                                   ============
CLASS B SHARES
  Net assets                                                       $ 10,082,893
                                                                   ============
  Shares of capital stock outstanding                                   562,142
                                                                   ============
  Net asset value per share                                        $      17.94
                                                                   ============


See Notes to Financial Statements.


11


INTERNATIONAL PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $103,116)            $  1,293,473
  Interest                                                               40,629
                                                                   ------------
  Total investment income                                             1,334,102
                                                                   ------------
EXPENSES
  Advisory fee                                                          508,574
  Distribution fee -- Class B                                            20,835
  Custodian                                                             216,367
  Administrative                                                         75,250
  Audit                                                                  41,750
  Printing                                                               22,874
  Legal                                                                   4,253
  Directors' fees                                                         1,000
  Transfer agency                                                           794
  Miscellaneous                                                          14,206
                                                                   ------------
  Total expenses                                                        905,903
                                                                   ------------
  Net investment income                                                 428,199
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                           8,452,787
    Foreign currency transactions                                      (146,150)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                       3,598,125
    Foreign currency denominated assets and liabilities                  (8,895)
                                                                   ------------
  Net gain on investment and foreign currency transactions           11,895,867
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 12,324,066
                                                                   ============


See Notes to Financial Statements.


12


INTERNATIONAL PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                   YEAR ENDED       YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                      2005             2004
                                                  ============     ============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                           $    428,199     $    355,791
  Net realized gain on investment and
    foreign currency transactions                    8,306,637        7,545,795
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and
    liabilities                                      3,589,230        1,986,623
  Contribution from Adviser                                 -0-          32,057
                                                  ------------     ------------
  Net increase in net assets from operations        12,324,066        9,920,266

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                           (294,913)        (146,839)
    Class B                                            (29,392)          (9,710)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (1,826,950)        (548,275)
                                                  ------------     ------------
  Total increase                                    10,172,811        9,215,442

NET ASSETS
  Beginning of period                               65,406,207       56,190,765
                                                  ------------     ------------
  End of period (including undistributed
    net investment income of $276,088 and
    $318,344, respectively)                       $ 75,579,018     $ 65,406,207
                                                  ============     ============


See Notes to Financial Statements.


13


INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein International Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities. See Note K, Subsequent Events. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


15


INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005 amounted to $286,001, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

During 2004, the Adviser reimbursed the Portfolio $32,057 for trading losses incurred due to a trading entry error.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  61,257,597    $  63,290,420
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $  57,480,091
                                                                  =============
Gross unrealized appreciation                                     $  17,154,550
Gross unrealized depreciation                                          (297,567)
                                                                  -------------
Net unrealized appreciation                                       $  16,856,983
                                                                  =============


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.


17


INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              402,864       591,525   $   6,471,208   $   7,887,871
Shares issued in
  reinvestment
  of dividends            19,492        11,243         294,913         146,839
Shares redeemed         (624,734)     (887,738)    (10,035,872)    (11,894,787)
                     -----------   -----------   -------------   -------------
Net decrease            (202,378)     (284,970)  $  (3,269,751)  $  (3,860,077)
                     ===========   ===========   =============   =============

CLASS B
Shares sold              263,445       329,435   $   4,216,301   $   4,365,653
Shares issued in
  reinvestment
  of dividends             1,958           749          29,392           9,711
Shares redeemed         (169,734)      (77,673)     (2,802,892)     (1,063,562)
                     -----------   -----------   -------------   -------------
Net increase              95,669       252,511   $   1,442,801   $   3,311,802
                     ===========   ===========   =============   =============

NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $      324,305   $      156,549
                                            --------------   --------------
Total taxable distributions                        324,305          156,549
                                            --------------   --------------
Total distributions paid                    $      324,305   $      156,549
                                            ==============   ==============


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $      295,347
Accumulated capital and other losses                             (6,127,174)(a)
Unrealized appreciation/(depreciation)                           16,861,043(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $   11,029,216
                                                             ==============

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $6,107,915 of which $4,623,526 will expire in the year 2010 and $1,484,389 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Global Equity Portfolio, may apply. During the fiscal year, the Portfolio utilized capital loss carryforwards of $8,430,131. Net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October foreign currency losses of $19,259.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


19


INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: SUBSEQUENT EVENTS

As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital.


21


INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.26       $13.01        $9.90       $11.69       $16.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .11          .08(b)       .02           -0-(b)      .03(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  2.80         2.20         3.11        (1.78)       (3.55)
Contribution from Adviser                         -0-         .01           -0-          -0-          -0-
Net increase (decrease) in net asset
  value from operations                         2.91         2.29         3.13        (1.78)       (3.52)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.08)        (.04)        (.02)        (.01)          -0-
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-        (.78)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-        (.02)
Total dividends and distributions               (.08)        (.04)        (.02)        (.01)        (.80)
Net asset value, end of period                $18.09       $15.26       $13.01        $9.90       $11.69

TOTAL RETURN
Total investment return based on
  net asset value (c)                          19.16%       17.62%       31.59%      (15.28)%     (22.35)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $65,496      $58,341      $53,425      $46,478      $64,036
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.30%        1.33%        1.80%        1.36%         .95%
  Expenses, before waivers and
    reimbursements                              1.30%        1.50%        1.80%        1.66%        1.44%
  Net investment income                          .67%         .63%(b)      .22%         .04%(b)      .23%(b)
Portfolio turnover rate                           93%         128%          96%          70%          56%


See footnote summary on page 23.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                            -----------------------------------------------------------------
                                                                                                 OCTOBER 26,
                                                           YEAR ENDED DECEMBER 31,               2001(d) TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.15       $12.93        $9.87       $11.68       $11.31

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                 .06          .05(b)      (.02)        (.03)(b)     (.02)(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  2.79         2.20         3.09        (1.78)         .39
Contribution from Adviser                         -0-          -0-          -0-          -0-          -0-
Net increase (decrease) in net asset
  value from operations                         2.85         2.25         3.07        (1.81)         .37

LESS: DIVIDENDS
Dividends from net investment income            (.06)        (.03)        (.01)          -0-          -0-
Net asset value, end of period                $17.94       $15.15       $12.93        $9.87       $11.68

TOTAL RETURN
Total investment return based on
  net asset value (c)                          18.85%       17.41%       31.11%      (15.50)%       3.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $10,083       $7,065       $2,766         $467         $413
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.56%        1.56%        2.05%        1.63%        1.20%(e)
  Expenses, before waivers and
    reimbursements                              1.56%        1.73%        2.05%        1.92%        2.26%(e)
  Net investment income (loss)                   .39%         .35%(b)     (.17)%       (.25)%(b)    (.88)%(b)(e)
Portfolio turnover rate                           93%         128%          96%          70%          56%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.


23


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein International Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 6, 2006


24


INTERNATIONAL PORTFOLIO
RESULTS OF SHAREHOLDER MEETING
(UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein International Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                              VOTED FOR       WITHHELD AUTHORITY
                          -----------------   ------------------
Ruth Block                   340,957,741          10,273,156
David H. Dievler             340,333,752          10,897,144
John H. Dobkin               340,541,359          10,689,538
Michael J. Downey            340,895,582          10,335,314
William H. Foulk, Jr.        340,477,311          10,753,585
D. James Guzy                340,313,267          10,917,629
Marc O. Mayer                340,857,320          10,373,576
Marshall C. Turner, Jr.      340,480,301          10,750,596


2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
                                          329,393,925      7,649,880      14,187,089               0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
3.A.   Diversification                      4,000,318        125,143          74,584               0

3.B.   Issuing Senior                       3,954,414        151,634          93,997               0
       Securities and Borrowing Money

3.C.   Underwriting                         3,970,101        126,232         103,712               0
       Securities

3.D.   Concentration of                     3,985,674        144,896          69,476               0
       Investments

3.E.   Real Estate and Companies            4,015,598        122,677          61,771               0
       that Deal in Real Estate

3.F.   Commodities, Commodity               3,966,010        173,539          60,496               0
       Contracts and Futures Contracts

3.G.   Loans                                3,962,952        173,133          63,961               0

3.I.   Exercising Control                   4,008,834        118,643          72,569               0

3.J.   Other Investment                     3,980,254        148,794          70,998               0
       Companies

3.L.   Purchases of Securities              3,906,790        223,253          70,003               0
       on Margin

3.M.   Short Sales                          3,931,590        196,845          71,610               0



25


INTERNATIONAL PORTFOLIO
RESULTS OF SHAREHOLDER MEETING
(UNAUDITED) (CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
3.N.   Pledging, Hypothecating,             3,961,939        149,289          88,817               0
       Mortgaging, or Otherwise
       Encumbering Assets

3.O.   Illiquid or Restricted               3,974,931        147,293          77,822               0
       Securities

3.T.   Securities of Issuers in which       3,931,625        196,143          72,277               0
       Officers, Directors, or Partners
       Have an Interest

3.V.   Purchasing Voting or Other           3,960,797        153,868          85,380               0
       Securities of Issuers

3.W.   Repurchase Agreements                3,964,701        162,172          73,173               0

4.B.   The reclassification as non-         3,960,159        165,822          74,065               0
       fundamental and with changes
       to the Portfolio's investment
       objective.



26


INTERNATIONAL PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer HIROMITSU AGATA(2), Vice President
ISABEL BUCCELLATI(2), Vice President
WILLIAM JOHNSTON(2), Vice President
VALLI NITHTHYANANTHAN(2), Vice President
MICHELE PATRI(2), Vice President
THOMAS A. SCHMITT(2), Vice President
ATSUSHI YAMAMOTO(2), Vice President
EMILIE D. WRAPP, Secretary
MARK D. GERSTEN, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Adviser's International Research Growth sector analyst-managers with oversight by the Adviser's International Research Growth Oversight Group. Mr. Hiromitsu Agata, Ms. Isabel Buccellati, Mr. William Johnston, Ms. Valli Niththyananthan, Mr. Michele Patri, Mr. Thomas Schmitt and Mr. Atsushi Yamamoto are the sector analyst-managers with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


27


INTERNATIONAL PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
  NAME, ADDRESS,                            PRINCIPAL                                  COMPLEX        DIRECTORSHIP
  DATE OF BIRTH                            OCCUPATION(S)                              OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                            DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of Alliance Capital          106       SCB Partners, Inc.;
1345 Avenue of the Americas        Management Corporation ("ACMC") since                                SCB, Inc.
New York, NY 10105                 2001 and Chairman of the Board of
10/2/57                            AllianceBernstein Investment Research and
(2005)                             Management, Inc. ("ABIRM") since 2000;
                                   prior thereto, Chief Executive Officer of Sanford
                                   C. Bernstein & Co., LLC (institutional research
                                   and brokerage arm of Bernstein & Co. LLC
                                   ("SCB & Co.")) and its predecessor since prior
                                   to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **       Investment adviser and an independent                 108             None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
Chairman of the Board              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief           106             None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson, Lufkin
                                   & Jenrette Securities Corporation; Governor
                                   at Large, National Association of Securities
                                   Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December 1994,          107             None
P.O. Box 167                       he was Senior Vice President of ACMC responsible
Spring Lake, NJ 07762              for mutual fund administration. Prior to joining
10/23/29                           ACMC in 1984, he was Chief Financial Officer of
(1990)                             Eberstadt Asset Management since 1968. Prior to
                                   that, he was a Senior Manager at Price Waterhouse
                                   & Co. Member of American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly President of Save Venice,        106             None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.



28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
  NAME, ADDRESS,                            PRINCIPAL                                  COMPLEX        DIRECTORSHIP
  DATE OF BIRTH                            OCCUPATION(S)                              OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                            DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #               Consultant since January 2004. Formerly               106      Asia Pacific Fund, Inc.,
c/o Alliance Capital               managing partner of Lexington Capital, LLC                       and The Merger Fund
Management L.P.                    (investment advisory firm) from December
1345 Avenue of the Americas        1997 until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential Mutual Fund
Attn: Philip L. Kirstein           Management from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX Technology               106         Intel Corporation
P.O. Box 128                       (semi-conductors) and of SRC Computers Inc.,                      (semi-conductors);
Glenbrook, NV 89413                with which he has been associated since prior                 Cirrus Logic Corporation
3/7/36                             to 2001. He is also President of the Arbor                        (semi-conductors);
(2005)                             Company (private family investments).                            Novellus Corporation
                                                                                                (semi-conductor equipment);
                                                                                                        Micro Component
                                                                                                         Technology
                                                                                                 (semi-conductor equipment);
                                                                                                      the Davis Selected
                                                                                                      Advisors Group of
                                                                                                       Mutual Funds; and
                                                                                                         LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                 106        Toppan Photomasks, Inc.;
220 Montgomery Street              conductor manufacturing services), Austin,                          the George Lucas
Penthouse 10                       Texas, from 2003 to present, and President since                 Educational Foundation;
San Francisco, CA 94104-3402       company acquired in 2005, and name changed                         and Chairman of the
10/10/41                           from Dupont Photomasks. Prior to the company's                         Board of the
(2005)                             sale in 2005, he was Chairman and CEO. He has                     Smithsonian's National
                                   also been Principal of Turner Venture Associates                Museum of Natural History
                                   since 1993.



*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


29


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INTERNATIONAL PORTFOLIO

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*              PRINCIPAL POSITION(S)                  PRINCIPAL OCCUPATION
  AND DATEOFBIRTH                 HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief          See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein            Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                       and Independent              Officer of the AllianceBernstein Funds, with which he
                              Compliance Officer           has been associated since October 2004.Prior thereto,
                                                           he was Of Counsel to Kirkpatrick &Lockhart, LLP
                                                           from October 2003 to October 2004, and General
                                                           Counsel of Merrill Lynch Investment Managers, L.P.
                                                           since prior to 2001 until March 2003.

Hiromitsu Agata               Vice President               Senior Vice President of Alliance Capital Asset
11/5/62                                                    Management ("ACAM")**, with which he has been
                                                           associated since prior to 2001.

Isabel Buccellati             Vice President               Vice President of ACL**, with which she has been
11/6/68                                                    associated since prior to 2001.

William Johnston              Vice President               Senior Vice President of Alliance Capital Limited
2/24/61                                                    ("ACL")**, with which he has been associated since
                                                           prior to 2001.

Valli Niththyananthan         Vice President               Senior Vice President of ACL**, with which she has
4/21/74                                                    been associated since prior to 2001.

Michele Patri                 Vice President               Vice President of ACL** and a Non-US Developed
6/10/63                                                    Analyst since April, 2001. Prior thereto, he was a
                                                           portfolio manager at Citigroup Asset Manager in
                                                           London since prior to 2001.

Thomas A. Schmitt             Vice President               Senior Vice President of ACMC**, with which he has
7/13/57                                                    been associated since prior to 2001.

Atsushi Yamamoto              Vice President               Senior Vice President of ACAM**, with which he has
12/24/66                                                   been associated since prior to 2001.

Emilie D. Wrapp               Secretary                    Senior Vice President, Assistant General Counsel and
11/13/55                                                   Assistant Secretary of ABIRM**, with which she has
                                                           been associated since prior to 2001.

Mark D. Gersten               Treasurer and                Senior Vice President of Alliance Global Investor
10/4/1950                     Chief Financial Officer      Services, Inc. ("AGIS")** and Vice President of
                                                           ABIRM**, with which he has been associated since
                                                           prior to 2001.

Thomas R. Manley              Controller                   Vice President of ACMC**, with which he has been
8/3/1951                                                   associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ACAM, ACL, AGIS, ABIRM and SCB&Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at
(800)227-4618 for a free prospectus or SAI.


30


INTERNATIONAL PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein International Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


31


INTERNATIONAL PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised methodology. The directors noted that the revised methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 10 to 6 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 21 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the


33


INTERNATIONAL PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

"Performance Universe") for periods ended September 30, 2005 over the1-, 3-, 5- and 10-year periods, and as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (December 1992 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 1st quintile in the 1-year period, 2nd quintile in the 3-year and 5-year periods and 4th quintile in the 10-year period (adjusted to 5th quintile in the Performance Group comparison for the 10-year period by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles). The comparative information showed that the Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the 5- and 10-year and since inception periods. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund, and materially lower than the fee rate schedule in place for another fund managed by the Adviser that invests in international equities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be materially lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information provided by the Adviser that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than that paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was significantly lower than the Expense Group median. The directors noted that in the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 12 basis points and that the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement of 87 basis points was materially lower than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was somewhat higher than the Expense Group median and materially higher than the Expense Universe median. The directors noted that the Portfolio's relatively small size (less than $75 million as of September 30, 2005) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


35


INTERNATIONAL PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein International Research Growth Portfolio (the "Fund")(2), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(3)

                           ADVISORY FEE
                       BASED ON % OF AVERAGE
CATEGORY                 DAILY NET ASSETS                     FUND
-------------------------------------------------------------------------------
International        75 bp on 1st $2.5 billion        International Research
                     65 bp on next $2.5 billion       Growth Portfolio
                     60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                            AS A % OF AVERAGE
FUND                                          AMOUNT         DAILY NET ASSETS
-------------------------------------------------------------------------------
International Research Growth Portfolio       $69,000              0.12%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Prior to February 1, 2006, the Fund was known as AllianceBernstein International Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                                      GROSS EXPENSE RATIO      FISCAL YEAR
-------------------------------------------------------------------------------
International Research Growth Portfolio      Class A  1.50%        December 31
                                             Class B  1.73%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                       NET ASSETS                            EFFECTIVE ALLIANCE
                        09/30/05    ALLIANCE INSTITUTIONAL      INSTITUTIONAL
FUND                     ($MIL)          FEE SCHEDULE           ADVISORY FEE
-------------------------------------------------------------------------------
International Research   $71.3     International Large Cap          0.640%
Growth Portfolio                   Growth Schedule
                                   80 bp on 1st $25m
                                   60 bp on next $25m
                                   50 bp on next $50m
                                   40 bp on the balance
                                   Minimum account size $25m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser manages the Sanford C. Bernstein Fund, Inc., an open-end management investment company. The Sanford C. Bernstein International Portfolio, whose investment style is similar to the Fund, has the following advisory fee schedule in place:

FUND                        SCB PORTFOLIO             FEE SCHEDULE
-------------------------------------------------------------------------------
International Research     SCB International      0.925% on first $1 billion
Growth Portfolio           Portfolio              0.85% on next $3 billion
                                                  0.80% on next $2 billion
                                                  0.75% on next $2 billion
                                                  0.65% on the balance


37


INTERNATIONAL PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                               ACITM MUTUAL FUND(4)              FEE
-------------------------------------------------------------------------------
International Research       International Blend (Sumitomo)(5)       0.30%
Growth Portfolio

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

FUND                                                  FEE SCHEDULE
-------------------------------------------------------------------------------
International Research       Client # 1(6)     0.60% on the first $1 billion
Growth Portfolio                               0.55% on the next $500 million
                                               0.50% on the next $500 million
                                               0.45% on the next $500 million
                                               0.40% on the balance
                             Client # 2        0.50% on the first $50 million
                                               0.40% on the balance
                             Client # 3        0.50%
                             Client # 4        0.30%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)

                                EFFECTIVE         LIPPER
                               MANAGEMENT         GROUP
FUND                              FEE             MEDIAN           RANK
-------------------------------------------------------------------------------
International Research           0.750             0.992           1/10
Growth Portfolio


(4)  The name in parenthesis is the distributor of the fund.

(5)  The ACITM fund is not a retail fund.

(6)  This is the fee schedule of a fund managed by an affiliate of the Adviser.

(7) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(8) and Lipper Expense Universe(9). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                       LIPPER     LIPPER     LIPPER     LIPPER
                          EXPENSE     UNIVERSE   UNIVERSE     GROUP      GROUP
FUND                    RATIO(%)(10)  MEDIAN(%)    RANK      MEDIAN(%)   RANK
-------------------------------------------------------------------------------
International Research     1.327       1.108      17/21       1.237       8/10
Growth Portfolio

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                             12B-1 FEE RECEIVED
-----------------------------------------------------------------------
International Research Growth Portfolio                $12,389


(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10)  Most recent fiscal year end Class A share total expense ratio.


39


INTERNATIONAL PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                     ADVISER
                                                   PAYMENTS TO
FUND                                                  ABIRM
-------------------------------------------------------------------
International Research Growth Portfolio              $13,316

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(11) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

Although the Fund did not effect any brokerage transaction and pay commissions to the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), during the Fund's recent fiscal year, the potential for such events exist. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.


(11) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


40


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(12) relative to its Lipper Performance Group(13) and Lipper Performance Universe(14) for the period ended September 30, 2005.

INTERNATIONAL RESEARCH GROWTH PORTFOLIO          GROUP         UNIVERSE
---------------------------------------------------------------------------
1 year                                           2/10            4/21
3 year                                           3/10            6/21
5 year                                           4/10            6/19
10 year                                           5/6             6/9

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(15) versus its benchmark(16).

                                     PERIODS ENDING SEPTEMBER 30, 2005
                                          ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                        SINCE
FUND                       1 YEAR     3 YEAR     5 YEAR    10 YEAR    INCEPTION
-------------------------------------------------------------------------------
International Research     29.23      25.25       1.39       5.40       6.80
Growth Portfolio

MSCI EAFE Index (Net)      25.79      24.61       3.16       5.83       8.08


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(12)  The performance rankings are for the Class A shares of the Fund.

(13)  The Lipper Performance Group is identical to the Lipper Expense Group.

(14) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(15)  The performance returns are for the Class A shares of the Fund.

(16) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


41





[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2005


> ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO


ANNUAL REPORT

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

LARGE CAP GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 10, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Large Cap Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005. Prior to May 2, 2005, the Portfolio was named AllianceBernstein Premier Growth Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks growth of capital by pursuing aggressive investment policies. As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of growth of capital.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor's (S&P) 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2005.

For the annual reporting period ended December 31, 2005, the Portfolio significantly outperformed both its primary benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. All of the Portfolio's excess return was attributable to stock selection which is the foundation of the Portfolio's management team's (the "Team's") investment process and the source of the Portfolio's long-term premium to the market. The Portfolio's strong team of U.S. equity analysts continues to identify companies that significantly exceed consensus earnings expectations, what the Team considers the most reliable catalyst for successful growth investing. Strong stock selection was broad-based during the annual reporting period. Eight stocks contributed 85 basis points or more relative to the Russell 1000 Growth Index and only one stock had a negative contribution of 85 basis points or more.

Specifically, the Portfolio gained approximately 4% relative to the benchmark in the technology sector due entirely to better stock selection. The Portfolio outperformed the benchmark by over 3% in the health care sector, also entirely due to stock selection.

MARKET REVIEW AND INVESTMENT STRATEGY

The fundamentals of the U.S. economy and corporate profitability were at odds with the performance of the equity markets in 2005 and 2004. Based upon consensus estimates, 2005 earnings for the S&P 500 Stock Index companies will be up almost 14% year-over-year, yet the Index was up less than 5%. In 2004, earnings growth was 20%, but the Index gained only 11%. After two consecutive years of price-to-earnings multiple compression, the Index closed the year at
16.4 times estimated 2005 earnings, its lowest price-to-earnings ratio in 10 years.

Gross domestic product (GDP) growth fell off significantly to 1.1% in the fourth quarter of 2005. Historically, growth stocks have tended to outperform value stocks during periods of decelerating economic growth. That may be the case in the coming months, since the premium for growth stocks relative to the broad market is as low as it has been in 25 years. It remains to be seen whether growth's outperformance over the past three quarters is any indication that the market is in the early innings of a growth cycle.


1


LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

NEITHER THE UNMANAGED RUSSELL 1000 GROWTH INDEX NOR THE UNMANAGED STANDARD & POOR'S (S&P) 500 STOCK INDEX REFLECTS FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Large Cap Growth Portfolio.

A WORD ABOUT RISK

A limited percentage of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                              RETURNS
THE PORTFOLIO VS. ITS BENCHMARK            -------------------------------------------
PERIODS ENDED DECEMBER 31, 2005               1 YEAR         5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth
  Portfolio Class A                            15.15%         -2.34%          9.07%
--------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth
  Portfolio Class B                            14.89%         -2.59%         -2.92%*
--------------------------------------------------------------------------------------
Russell 1000 Growth Index                       5.26%         -3.58%          6.73%
--------------------------------------------------------------------------------------
S&P 500 Stock Index                             4.91%          0.54%          9.07%
--------------------------------------------------------------------------------------

*  Since inception of the Portfolio's Class B shares on 7/14/99.


ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/95 - 12/31/05

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS A: $23,828
RUSSELL 1000 GROWTH INDEX: $19,182
S&P 500 STOCK INDEX: $23,834


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                   AllianceBernstein
                    Large Cap Growth       Russell 1000            S&P 500
                   Portfolio Class A       Growth Index          Stock Index
-------------------------------------------------------------------------------
    12/31/95            $ 10,000             $ 10,000             $ 10,000
    12/31/96            $ 12,270             $ 12,312             $ 12,295
    12/31/97            $ 16,425             $ 16,066             $ 16,395
    12/31/98            $ 24,304             $ 22,285             $ 21,084
    12/31/99            $ 32,158             $ 29,675             $ 25,519
    12/31/00            $ 26,827             $ 23,022             $ 23,196
    12/31/01            $ 22,210             $ 18,321             $ 20,441
    12/31/02            $ 15,405             $ 13,213             $ 15,925
    12/31/03            $ 19,051             $ 17,144             $ 20,491
    12/31/04            $ 20,693             $ 18,224             $ 22,718
    12/31/05            $ 23,828             $ 19,182             $ 23,834

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Portfolio Class A shares (from 12/31/95 to 12/31/05) as compared to the performance of the Portfolio's benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                          BEGINNING            ENDING
                                        ACCOUNT VALUE     ACCOUNT VALUE       EXPENSES PAID     ANNUALIZED
LARGE CAP GROWTH PORTFOLIO              JULY 1, 2005     DECEMBER 31, 2005    DURING PERIOD*   EXPENSE RATIO*
-----------------------------             ---------------    ------------------    --------------    --------------
CLASS A
Actual                                     $1,000            $1,155.90            $4.40            0.81%
Hypothetical (5% return before
  expenses)                                $1,000            $1,021.12            $4.13            0.81%

CLASS B
Actual                                     $1,000            $1,154.85            $5.76            1.06%
Hypothetical (5% return before
  expenses)                                $1,000            $1,019.86            $5.40            1.06%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Google, Inc. Cl. A                            $   57,499,596            4.6%
QUALCOMM, Inc.                                    52,579,140            4.2
Apple Computer, Inc.                              50,488,347            4.1
Yahoo!, Inc.                                      47,932,812            3.8
The Procter & Gamble Co.                          47,166,412            3.8
Genetech, Inc.                                    47,045,500            3.8
eBay, Inc.                                        42,964,550            3.5
Target Corp.                                      42,161,990            3.4
Halliburton Co.                                   42,145,192            3.4
WellPoint, Inc.                                   40,437,572            3.2
                                              --------------          -----
                                              $  470,421,111           37.8%

SECTOR DIVERSIFICATION
DECEMBER 31, 2005

                                                                    PERCENT OF
SECTOR                                          U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Technology                                    $  376,678,690           30.3%
Health Care                                      279,410,333           22.5
Consumer Services                                171,075,200           13.7
Finance                                          140,934,213           11.3
Energy                                            93,708,147            7.5
Consumer Staples                                  68,295,160            5.5
Capital Goods                                     45,554,870            3.7
Aerospace & Defense                               22,849,072            1.8
Consumer Manufacturing                            16,362,168            1.3
Multi-Industry Companies                           5,658,030            0.5
                                              --------------          -----
Total Investments*                             1,220,525,883           98.1
Cash and receivables, net of liabilities          22,906,634            1.9
                                              --------------          -----
Net Assets                                    $1,243,432,517          100.0%


COUNTRY DIVERSIFICATION
DECEMBER 31, 2005

                                                                    PERCENT OF
COUNTRY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
United States                                 $1,038,521,688           83.5%
Bermuda                                           70,860,454            5.7
Switzerland                                       41,728,330            3.4
Israel                                            40,343,380            3.2
Cayman Islands                                    21,756,346            1.7
Other**                                            7,315,685            0.6
                                              --------------          -----
Total Investments*                             1,220,525,883           98.1
Cash and receivables, net of liabilities          22,906,634            1.9
                                              --------------          -----
Net Assets                                    $1,243,432,517          100.0%


*  Excludes short-term investments.

** The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Netherlands and Mexico.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


5


LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-98.1%
TECHNOLOGY-30.3%
COMMUNICATION EQUIPMENT-9.1%
Corning, Inc. (a)                                   1,393,000    $   27,386,380
Juniper Networks, Inc. (a)                          1,493,900        33,313,970
QUALCOMM, Inc.                                      1,220,500        52,579,140
                                                                 --------------
                                                                    113,279,490
                                                                 --------------
COMPUTER HARDWARE/STORAGE-4.1%
Apple Computer, Inc. (a)                              702,300        50,488,347
                                                                 --------------
COMPUTER PERIPHERALS-1.5%
Network Appliance, Inc. (a)                           709,100        19,145,700
                                                                 --------------
INTERNET MEDIA-8.5%
Google, Inc. Cl.A (a)                                 138,600        57,499,596
Yahoo!, Inc. (a)                                    1,223,400        47,932,812
                                                                 --------------
                                                                    105,432,408
                                                                 --------------
SEMI-CONDUCTOR COMPONENTS-7.1%
Broadcom Corp. Cl.A (a)                               784,200        36,975,030
Marvell Technology Group Ltd. (Bermuda) (a)           665,600        37,333,504
Texas Instruments, Inc.                               437,300        14,024,211
                                                                 --------------
                                                                     88,332,745
                                                                 --------------
                                                                    376,678,690
                                                                 --------------
HEALTH CARE-22.5%
BIOTECHNOLOGY-6.5%
Affymetrix, Inc. (a)                                  193,700         9,249,175
Amgen, Inc. (a)                                       150,100        11,836,886
Genentech, Inc. (a)                                   508,600        47,045,500
Gilead Sciences, Inc. (a)                             226,900        11,941,747
                                                                 --------------
                                                                     80,073,308
                                                                 --------------
DRUGS-3.2%
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)    938,000        40,343,380
                                                                 --------------
MEDICAL PRODUCTS-5.1%
Alcon, Inc. (Switzerland)                             225,800        29,263,680
St. Jude Medical, Inc. (a)                            568,685        28,547,987
Zimmer Holdings, Inc. (a)                              90,000         6,069,600
                                                                 --------------
                                                                     63,881,267
                                                                 --------------
MEDICAL SERVICES-7.7%
Caremark Rx, Inc. (a)                                 294,400        15,246,976
UnitedHealth Group, Inc.                              634,500        39,427,830
WellPoint, Inc. (a)                                   506,800        40,437,572
                                                                 --------------
                                                                     95,112,378
                                                                 --------------
                                                                    279,410,333
                                                                 --------------
CONSUMER SERVICES-13.7%
ADVERTISING-0.7%
Getty Images, Inc. (a)                                 59,200         5,284,784
Lamar Advertising Co. (a)                              79,000         3,645,060
                                                                 --------------
                                                                      8,929,844
                                                                 --------------
BROADCASTING & CABLE-1.2%
The E.W. Scripps Co. Cl. A                            313,400        15,049,468
                                                                 --------------
CELLULAR COMMUNICATIONS-0.2%
America Movil S.A. de C.V. (ADR) (Mexico)              87,000         2,545,620
                                                                 --------------
RESTAURANT & LODGING-0.1%
Starbucks Corp. (a)                                    41,000         1,230,410
                                                                 --------------
RETAIL-GENERAL MERCHANDISE-9.9%
eBay, Inc. (a)                                        993,400        42,964,550
Lowe's Cos., Inc.                                     578,400        38,556,144
Target Corp.                                          767,000        42,161,990
                                                                 --------------
                                                                    123,682,684
                                                                 --------------
MISCELLANEOUS-1.6%
Electronic Arts, Inc. (a)                             375,400        19,637,174
                                                                 --------------
                                                                    171,075,200
                                                                 --------------
FINANCE-11.3%
BANKING-MONEY CENTER-1.0%
UBS AG (Switzerland)                                  131,000        12,464,650
                                                                 --------------
BANKING-REGIONAL-0.5%
Northern Trust Corp.                                  111,700         5,788,294
                                                                 --------------
BROKERAGE & MONEY MANAGEMENT-5.2%
E*Trade Financial Corp. (a)                           163,100         3,402,266
Franklin Resources, Inc.                              255,300        24,000,753
Legg Mason, Inc.                                      104,600        12,519,574
Merrill Lynch & Co., Inc.                              53,400         3,616,782
The Goldman Sachs Group, Inc.                         166,900        21,314,799
                                                                 --------------
                                                                     64,854,174
                                                                 --------------
INSURANCE-4.6%
ACE Ltd. (Cayman Islands)                             213,400        11,404,096
American International Group, Inc.                    436,492        29,781,849
The Progressive Corp.                                 142,500        16,641,150
                                                                 --------------
                                                                     57,827,095
                                                                 --------------
                                                                    140,934,213
                                                                 --------------
ENERGY-7.5%
DOMESTIC PRODUCERS-0.2%
Noble Energy, Inc.                                     72,300         2,913,690
                                                                 --------------
OIL SERVICE-7.3%
GlobalSantaFe Corp. (Cayman Islands)                  215,000        10,352,250
Halliburton Co.                                       680,200        42,145,192
Nabors Industries Ltd. (Bermuda) (a)                  442,600        33,526,950


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                     SHARES OR
                                                     PRINCIPAL
                                                       AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------

Schlumberger Ltd. (Netherlands)                        49,100    $    4,770,065
                                                                 --------------
                                                                     90,794,457
                                                                 --------------
                                                                     93,708,147
                                                                 --------------
CONSUMER STAPLES-5.5%
HOUSEHOLD PRODUCTS-3.8%
The Procter & Gamble Co.                              814,900        47,166,412
                                                                 --------------
RETAIL-FOOD & DRUG-1.7%
Walgreen Co.                                          213,000         9,427,380
Whole Foods Market, Inc.                              151,200        11,701,368
                                                                 --------------
                                                                     21,128,748
                                                                 --------------
                                                                     68,295,160
                                                                 --------------
CAPITAL GOODS-3.7%
ELECTRICAL EQUIPMENT-0.6%
Emerson Electric Co.                                   99,900         7,462,530
                                                                 --------------
MISCELLANEOUS-3.1%
General Electric Co.                                1,086,800        38,092,340
                                                                 --------------
                                                                     45,554,870
                                                                 --------------
AEROSPACE AND DEFENSE-1.8%
AEROSPACE-1.8%
Boeing Co.                                            325,300        22,849,072
                                                                 --------------
CONSUMER MANUFACTURING-1.3%
BUILDING & RELATED-1.3%
Pulte Homes, Inc.                                     361,700        14,236,512
The Sherwin-Williams Co.                               46,800         2,125,656
                                                                 --------------
                                                                     16,362,168
                                                                 --------------
MULTI-INDUSTRY COMPANIES-0.5%
Textron, Inc.                                          73,500         5,658,030
                                                                 --------------
Total Common Stocks
  (cost $888,474,459)                                             1,220,525,883
                                                                 --------------
SHORT-TERM INVESTMENT-0.6%
TIME DEPOSIT-0.6%
The Bank of New York
  3.25%, 1/03/06
  (cost $6,935,000)                                   $ 6,935         6,935,000
                                                                 --------------
TOTAL INVESTMENTS-98.7%
  (cost $895,409,459)                                             1,227,460,883
Other assets less liabilities-1.3%                                   15,971,634
                                                                 --------------
NET ASSETS-100%                                                  $1,243,432,517
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See Notes to Financial Statements.


7


LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $895,409,459)        $1,227,460,883
  Cash                                                                      155
  Receivable for capital stock sold                                  17,088,604
  Receivable for investment securities sold                           2,590,887
  Dividends and interest receivable                                     649,506
                                                                 --------------
  Total assets                                                    1,247,790,035
                                                                 --------------
LIABILITIES
  Payable for capital stock redeemed                                  2,349,701
  Payable for investment securities purchased                           848,615
  Advisory fee payable                                                  799,143
  Distribution fee payable                                              135,132
  Transfer agent fee payable                                                 57
  Accrued expenses                                                      224,870
                                                                 --------------
  Total liabilities                                                   4,357,518
                                                                 --------------
NET ASSETS                                                       $1,243,432,517
                                                                 ==============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $       46,457
  Additional paid-in capital                                      1,623,189,192
  Accumulated net realized loss on investment transactions         (711,854,556)
  Net unrealized appreciation of investments                        332,051,424
                                                                 --------------
                                                                 $1,243,432,517
                                                                 ==============
CLASS A SHARES
  Net assets                                                     $  618,980,143
                                                                 ==============
  Shares of capital stock outstanding                                22,934,144
                                                                 ==============
  Net asset value per share                                      $        26.99
                                                                 ==============
CLASS B SHARES
  Net assets                                                     $  624,452,374
                                                                 ==============
  Shares of capital stock outstanding                                23,522,856
                                                                 ==============
  Net asset value per share                                      $        26.55
                                                                 ==============


See Notes to Financial Statements.


8


LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $84,326)             $  6,116,100
  Interest                                                              176,693
                                                                   ------------
  Total investment income                                             6,292,793
                                                                   ------------
EXPENSES
  Advisory fee                                                        8,781,605
  Distribution fee -- Class B                                         1,446,059
  Printing                                                              302,466
  Custodian                                                             210,761
  Administrative                                                         75,250
  Legal                                                                  47,750
  Audit                                                                  41,750
  Directors' fees                                                         1,000
  Transfer agency                                                           794
  Miscellaneous                                                          64,347
                                                                   ------------
  Total expenses                                                     10,971,782
                                                                   ------------
  Net investment loss                                                (4,678,989)
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                      104,348,252
  Net change in unrealized appreciation/depreciation of
    investments                                                      60,172,521
                                                                   ------------
  Net gain on investment transactions                               164,520,773
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $159,841,784
                                                                   ============


See Notes to Financial Statements.


9


LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                           $   (4,678,989)  $   (3,272,959)
  Net realized gain on investment
    transactions                                   104,348,252      112,065,843
  Net change in unrealized appreciation/
    depreciation of investments                     60,172,521      (11,444,905)
                                                --------------   --------------
  Net increase in net assets from
    operations                                     159,841,784       97,347,979

CAPITAL STOCK TRANSACTIONS
  Net decrease                                    (176,003,150)    (449,453,220)
                                                --------------   --------------
  Total decrease                                   (16,161,366)    (352,105,241)

NET ASSETS
  Beginning of period                            1,259,593,883    1,611,699,124
                                                --------------   --------------
  End of period (including undistributed
    net investment income of $0 and
    $44,513, respectively)                      $1,243,432,517   $1,259,593,883
                                                ==============   ==============


See Notes to Financial Statements.


10


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Large Cap Growth Portfolio (the "Portfolio"), formerly AllianceBernstein Premier Growth Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. See Note K, Subsequent Events. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


11


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Porfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005, amounted to $1,203,563, of which $29,959 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $ 632,351,139    $ 823,828,265
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $ 901,864,011
                                                                  =============
Gross unrealized appreciation                                     $ 327,565,748
Gross unrealized depreciation                                        (1,968,876)
                                                                  -------------
Net unrealized appreciation                                       $ 325,596,872
                                                                  =============


13


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                        2005          2004            2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,512,339       541,796   $  38,903,047   $  11,866,276
Shares redeemed       (6,589,775)  (15,060,638)   (156,255,897)   (326,511,199)
                     -----------   -----------   -------------   -------------
Net decrease          (5,077,436)  (14,518,842)  $(117,352,850)  $(314,644,923)
                     ===========   ===========   =============   =============
CLASS B
Shares sold            2,569,510     3,994,801   $  61,795,376   $  86,087,736
Shares redeemed       (5,144,396)  (10,419,161)   (120,445,676)   (220,896,033)
                     -----------   -----------   -------------   -------------
Net decrease          (2,574,886)   (6,424,360)  $ (58,650,300)  $(134,808,297)
                     ===========   ===========   =============   =============

NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE I: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(705,400,004)(a)
Unrealized appreciation/(depreciation)                          325,596,872(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $(379,803,132)
                                                              =============

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $705,400,004 of which $60,068,417 will expire in the year 2009, $478,225,244 will expire in the year 2010 and $167,106,343 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $102,165,650.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a net decrease in accumulated net investment loss, and decrease in additional paid in capital. These reclassifications had no effect on net assets.


15


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland
(the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


17


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: SUBSEQUENT EVENTS

As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital.


18


LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $23.44       $21.58       $17.45       $25.16       $32.05

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.07)        (.03)(b)     (.05)(b)     (.08)        (.06)
Net realized and unrealized gain (loss)
  on investment transactions                    3.62         1.89         4.18        (7.63)       (5.31)
Net increase (decrease) in net asset
  value from operations                         3.55         1.86         4.13        (7.71)       (5.37)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-       (1.38)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-        (.14)
Total distributions                               -0-          -0-          -0-          -0-       (1.52)
Net asset value, end of period                $26.99       $23.44       $21.58       $17.45       $25.16

TOTAL RETURN
Total investment return based on
  net asset value (c)                          15.15%        8.62%       23.67%      (30.64)%     (17.21)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $618,980     $656,544     $917,935     $869,130   $1,586,575
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .81%         .81%        1.04%        1.05%        1.04%
  Expenses, before waivers and
    reimbursements                               .81%         .98%        1.05%        1.05%        1.04%
  Net investment loss                           (.28)%       (.13)%(b)    (.24)%(b)    (.41)%       (.21)%
Portfolio turnover rate                           54%          73%          79%         109%          49%


See footnote summary on page 20.


19


LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $23.11       $21.33       $17.29       $25.00       $31.93

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.12)        (.08)(b)     (.09)(b)     (.13)        (.12)
Net realized and unrealized gain (loss)
  on investment transactions                    3.56         1.86         4.13        (7.58)       (5.29)
Net increase (decrease) in net asset
  value from operations                         3.44         1.78         4.04        (7.71)       (5.41)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-       (1.38)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-        (.14)
Total distributions                               -0-          -0-          -0-          -0-       (1.52)
Net asset value, end of period                $26.55       $23.11       $21.33       $17.29       $25.00

TOTAL RETURN
Total investment return based on
  net asset value (c)                          14.89%        8.34%       23.37%      (30.84)%     (17.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $624,453     $603,050     $693,764     $493,937     $572,266
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.06%        1.06%        1.29%        1.31%        1.29%
  Expenses, before waivers and
    reimbursements                              1.06%        1.24%        1.30%        1.31%        1.29%
  Net investment loss                           (.53)%       (.38)%(b)    (.49)%(b)    (.64)%       (.47)%
Portfolio turnover rate                           54%          73%          79%         109%          49%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


20


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND INC.
ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Large Cap Growth Portfolio, formerly AllianceBernstein Premier Growth Portfolio, of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Large Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 6, 2006


21


LARGE CAP GROWTH PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Large Cap Growth Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                              VOTED FOR       WITHHELD AUTHORITY
                          -----------------   ------------------
Ruth Block                   340,957,741          10,273,156
David H. Dievler             340,333,752          10,897,144
John H. Dobkin               340,541,359          10,689,538
Michael J. Downey            340,895,582          10,335,314
William H. Foulk, Jr.        340,477,311          10,753,585
D. James Guzy                340,313,267          10,917,629
Marc O. Mayer                340,857,320          10,373,576
Marshall C. Turner, Jr.      340,480,301          10,750,596


2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                            VOTED FOR     VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                         ---------------  -------------  --------------  ----------------
                                            329,393,925      7,649,880      14,187,089               0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                            VOTED FOR     VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                         ---------------  -------------  --------------  ----------------
3.A.   Diversification                       42,318,218      1,487,267       2,068,785               0

3.B.   Issuing Senior Securities             41,830,760      1,955,714       2,087,796               0
       and Borrowing Money

3.C.   Underwriting Securities               42,240,435      1,515,464       2,118,371               0

3.D.   Concentration of Investments          42,354,347      1,522,684       1,997,239               0

3.E.   Real Estate and Companies             42,269,907      1,597,681       2,006,682               0
       that Deal in Real Estate

3.F.   Commodities, Commodity                41,977,113      1,921,128       1,976,029               0
       Contracts and Futures Contracts

3.G.   Loans                                 42,002,644      1,881,246       1,990,381               0

3.I.   Exercising Control                    42,462,918      1,347,170       2,064,182               0

3.M.   Short Sales                           42,012,466      1,913,445       1,948,359               0

3.N.   Pledging, Hypothecating,              41,775,248      2,115,900       1,983,122               0
       Mortgaging, or Otherwise
       Encumbering Assets

3.O.   Illiquid or Restricted Securities     41,882,164      1,891,713       2,100,394               0



22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                            VOTED FOR     VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                         ---------------  -------------  --------------  ----------------
3.R.   Requirement to Invest in Specific     42,238,993      1,567,061       2,068,216               0
       Investments

3.T.   Securities of Issuers in which        41,812,887      1,963,941       2,097,442               0
       Officers, Directors, or Partners
       Have an Interest

3.U.   Option Transactions                   41,992,314      1,852,466       2,029,490               0

3.V.   Purchasing Voting or Other
       Securities of Issuers                 42,058,324      1,668,617       2,147,329               0

3.W.   Repurchase Agreements                 42,099,171      1,614,777       2,160,321               0

4.B.   The reclassification as               42,145,026      1,653,993       2,075,251               0
       non-fundamental and with
       changes to the Portfolio's
       investment objective.



23


LARGE CAP GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer THOMAS J. BARDONG, Vice President
DAVID P. HANDKE, JR.(2), Vice President
SYED J. HASNAIN(2), Vice President
DANIEL NORDBY, Vice President
JAMES G. REILLY(2), Vice President
MICHAEL J. REILLY(2), Vice President
(SCOTT) PATRICK WALLACE(2), Vice President
EMILIE D. WRAPP, Secretary
MARK D. GERSTEN, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Large Cap Growth Investment Team. Mr. James Reilly, Mr. David Handke, Mr. Michael Reilly, Mr. Syed Hasnain and Mr. Scott Wallace are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


24


LARGE CAP GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                       IN FUND             OTHER
   NAME, ADDRESS,                             PRINCIPAL                                 COMPLEX        DIRECTORSHIP
   DATE OF BIRTH,                           OCCUPATION(S)                             OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                           DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of Alliance                  106       SCB Partners, Inc.;
1345 Avenue of the Americas        Capital Management Corporation ("ACMC")                              SCB, Inc.
New York, NY 10105                 since 2001 and Chairman of the Board of
10/2/57                            AllianceBernstein Investment Research and
(2005)                             Management, Inc. ("ABIRM") since 2000;
                                   prior thereto, Chief Executive Officer
                                   of Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm
                                   of Bernstein & Co. LLC ("SCB & Co."))
                                   and its predecessor since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **       Investment adviser and an independent                 108             None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered invest-
Greenwich, CT 06830                ment adviser, with which he had been associ-
Chairman of the Board              ated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and                 106             None
500 SE Mizner Blvd.                Chief Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States; Chair-
11/7/30                            man and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   Governor at Large, National Association
                                   of Securities Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December                107             None
P.O. Box 167                       1994, he was Senior Vice President of
Spring Lake, NJ 07762              ACMC responsible for mutual fund
10/23/29                           administration. Prior to joining ACMC in
(1990)                             1984, he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968.
                                   Prior to that, he was a Senior Manager at
                                   Price Waterhouse & Co.  Member of
                                   American Institute of Certified Public
                                   Accountants since 1953.



25


LARGE CAP GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                      PORTFOLIOS
                                                                                       IN FUND             OTHER
   NAME, ADDRESS,                             PRINCIPAL                                 COMPLEX        DIRECTORSHIP
   DATE OF BIRTH,                           OCCUPATION(S)                             OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                           DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

John H. Dobkin, #                  Consultant. Formerly President of Save                106             None
P.O. Box 12                        Venice, Inc. (preservation organization)
Annandale, NY 12504                from 2001-2002, Senior Advisor from
2/19/42                            June 1999-June 2000 and President
(1992)                             of Historic Hudson Valley (historic
                                   preservation) from December 1989-
                                   May 1999. Previously, Director of the
                                   National Academy of Design and during
                                   1988-1992, Director and Chairman
                                   of the Audit Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004. Formerly               106    Asia Pacific Fund, Inc., and
c/o Alliance Capital               managing partner of Lexington Capital,                             The Merger Fund
Management L.P.                    LLC (investment advisory firm) from
1345 Avenue of the Americas        December 1997 until December 2003.
New York, NY 10105                 Prior thereto, Chairman and CEO of
Attn: Philip L. Kirstein           Prudential Mutual Fund Management
1/26/44                            from 1987 to 1993.
(2005)

D. James Guzy, #                   Chairman of the Board of PLX Technology               106       Intel Corporation (semi-
P.O. Box 128                       (semi-conductors) and of SRC Computers Inc.,                    conductors); Cirrus Logic
Glenbrook, NV 89413                with which he has been associated since                            Corporation (semi-
3/7/36                             prior to 2001. He is also President of the                       conductors); Novellus
(2005)                             Arbor Company (private family investments).                       Corporation (semi-
                                                                                                    conductors equipment);
                                                                                                       Micro Component
                                                                                                       Technology (semi-
                                                                                                     conductor equipment);
                                                                                                      the Davis Selected
                                                                                                      Advisors Group of
                                                                                                       Mutual Funds; and
                                                                                                          LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                 106        Toppan Photomasks, Inc.;
220 Montgomery Street              conductor manufacturing services), Austin,                          the George Lucas
Penthouse 10                       Texas, from 2003 to present, and President                       Educational Foundation;
San Francisco, CA 94104-3402       since company acquired in 2005, and name                       and Chairman of the Board
10/10/41                           changed from DuPont Photomasks. Prior to                     of the Smithsonian's National
(2005)                             the company's sale in 2005, he was Chairman                    Museum of Natural History
                                   and CEO. He has also been Principal of Turner
                                   Venture Associates since 1993.



*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


26


LARGE CAP GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

                                 PRINCIPAL
   NAME, ADDRESS*            POSITION(S) HELD                      PRINCIPAL OCCUPATION
 AND DATE OF BIRTH              WITH FUND                           DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President and Chief         See biography above.
10/2/57                     Executive Officer

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
5/29/45                     and Independent             Officerof the AllianceBernstein Funds, with which he
                            Compliance Officer          has been associated since October 2004. Prior thereto, he
                                                        was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                        October 2003 to October 2004, and General Counsel of
                                                        Merrill Lynch Investment Managers, L.P. since prior to
                                                        2001 until March 2003.

Thomas J. Bardong           Vice President              Senior Vice President of ACMC**, with which he has
4/28/45                                                 been associated since prior to 2001.

David P. Handke, Jr.        Vice President              Senior Vice President of ACMC**, with which he has
8/12/49                                                 been associated since prior to 2001.

Syed J. Hasnain             Vice President              Senior Vice President of ACMC**, with which he has
8/1/64                                                  been associated since prior to 2001.

Daniel Nordby               Vice President              Senior Vice President of ACMC**, with which he has
4/27/44                                                 been associated since 2001.

James G. Reilly             Vice President              Executive Vice President of ACMC**, with which he
7/2/61                                                  has been associated since prior to 2001.

Michael J. Reilly           Vice President              Senior Vice President of ACMC**, with which he has
6/3/64                                                  been associated since prior to 2001.

(Scott) Patrick Wallace     Vice President              Senior Vice President of ACMC**, with which he has
10/11/64                                                been associated since prior to 2001.

Emilie D. Wrapp             Secretary                   Senior Vice President, Assistant General Counsel and
11/13/55                                                Assistant Secretary of ABIRM**, with which she has been
                                                        associated since prior to 2001.

Mark D. Gersten             Treasurer and Chief         Senior Vice President of Alliance Global Investor
10/4/50                     Financial Officer           Services, Inc. ("AGIS")** and Vice President of ABIRM**,
                                                        with which he has been associated since prior to 2001.

Thomas R. Manley            Controller                  Vice President of ACMC**, with which he has been
8/3/51                                                  associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


27


LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Large Cap Growth Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific prof-


29


LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

itability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 13 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 65 to 23 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods, and as compared to the Russell 1000 Growth Index (the "Index") for periods ended September 30, 2005 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (June 1992 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 2nd quintile in the 1-year period, 4th quintile in the 3-year period, 3rd quintile in the 5-year period and 1st quintile in the 10-year period (adjusted to 2nd quintile in the 10-year period by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles), and in the Performance Universe


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

comparison the Portfolio was in the 1st quintile in the 1-year period, 3rd quintile in the 3- and 5-year periods and 2nd quintile in the 10-year period. The comparative information showed that the Portfolio underperformed the Index in the 3-year period and outperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information provided by the Adviser that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than that paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was materially higher than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 1 basis point. The directors also noted that the Portfolio's total expense ratio was materially higher than the Expense Group median and somewhat lower than the Expense Universe median. The directors noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.


31


LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


32


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Large Cap Growth Portfolio (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                      ADVISORY FEE
                 BASED ON % OF AVERAGE
CATEGORY           DAILY NET ASSETS                         FUND
-------------------------------------------------------------------------------
Growth          75 bp on 1st $2.5 billion        Large Cap Growth Portfolio
                65 bp on next $2.5 billion
                60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                           AS A % OF AVERAGE
FUND                                    AMOUNT             DAILY NET ASSETS
-------------------------------------------------------------------------------
Large Cap Growth Portfolio              $69,000                  0.01%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


33


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                               GROSS EXPENSE RATIO         FISCAL YEAR
-------------------------------------------------------------------------------
Large Cap Growth Portfolio            Class A  0.98%           December 31
                                      Class B  1.24%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                    NET ASSETS                               EFFECTIVE ALLIANCE
                     09/30/05     ALLIANCE INSTITUTIONAL       INSTITUTIONAL
FUND                  ($MIL)           FEE SCHEDULE            ADVISORY FEE
-------------------------------------------------------------------------------
Large Cap Growth     $1,164.6    Large Cap Growth Schedule         0.278%
Portfolio                        80 bp on 1st $25m
                                 50 bp on next $25m
                                 40 bp on next $50m
                                 30 bp on next $100m
                                 25 bp on the balance
                                 Minimum account size $10 m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                   FEE(3)
----------------------------------------------------------
Equity Growth                                 0.80%


(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                         ACITM MUTUAL FUND(4)                  FEE
-------------------------------------------------------------------------------
Large Cap Growth        Alliance American Premier Growth          0.95%
Portfolio               (Sakura/Mitsui/Fuji Bank/Nikko)

                        Alliance American Premier Growth          0.70%
                        Institutional (Nomura)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

FUND                                                   FEE SCHEDULE
-------------------------------------------------------------------------------
Large Cap Growth Portfolio      Client #1        0.40%

                                Client #2        0.60% on first $500 million
                                                 0.50% thereafter

                                Client #3(5)     0.60% on first $1 billion
                                                 0.55% on the next $500 million
                                                 0.50% on the next $500 million
                                                 0.45% on the next $500 million
                                                 0.40% thereafter

                                Client #4        0.35% on first $50 million
                                                 0.30% on next $100 million
                                                 0.25% thereafter

                                Client #5        0.40% on first $300 million
                                                 0.37% on next $300 million
                                                 0.35% on next $300 million
                                                 0.32% on next $600 million
                                                 0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers.


(4)  The name in parenthesis is the distributor of the fund.

(5)  This is the fee schedule of a fund managed by an affiliate of the Adviser.


35


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(6)

                                    EFFECTIVE       LIPPER
                                   MANAGEMENT        GROUP
FUND                                  FEE           MEDIAN         RANK
-------------------------------------------------------------------------------
Large Cap Growth Portfolio           0.750          0.640          9/13

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(7) and Lipper Expense Universe(8). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                    LIPPER     LIPPER      LIPPER     LIPPER
                       EXPENSE     UNIVERSE   UNIVERSE     GROUP      GROUP
FUND                 RATIO(%)(9)   MEDIAN(%)    RANK      MEDIAN(%)    RANK
-------------------------------------------------------------------------------
Large Cap Growth        0.803       0.850       23/65      0.690       8/13
Portfolio

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(6) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(7) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(8) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(9)  Most recent fiscal year end Class A share total expense ratio.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                          12B-1 FEE RECEIVED
--------------------------------------------------------------------
Large Cap Growth Portfolio                        $1,554,412

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                    ADVISER
                                                  PAYMENTS TO
FUND                                                 ABIRM
--------------------------------------------------------------------
Large Cap Growth Portfolio                          $806,265

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(10) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


(10) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


37


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(11) relative to its Lipper Performance Group(12) and Lipper Performance Universe(13) for the period ended September 30, 2005.

LARGE CAP GROWTH PORTFOLIO           GROUP              UNIVERSE
------------------------------------------------------------------------
1 year                               5/13                11/65
3 year                              10/13                37/64
5 year                               6/11                27/52
10 year                              3/11                 6/23

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(14) versus its benchmark(15).

                                 PERIODS ENDING SEPTEMBER 30, 2005
                                      ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                     SINCE
FUND                    1 YEAR     3 YEAR     5 YEAR    10 YEAR    INCEPTION
-------------------------------------------------------------------------------
LARGE CAP GROWTH        18.88      14.14      -6.47       8.48       11.06
PORTFOLIO

Russell 1000            11.60      14.74      -8.64       6.89        8.68
Growth Index


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(11)  The performance rankings are for the Class A shares of the Fund.

(12)  The Lipper Performance Group is identical to the Lipper Expense Group.

(13) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(14)  The performance returns are for the Class A shares of the Fund.

(15) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

AllianceBernstein Variable Products Series Fund, Inc.

December 31, 2005


ANNUAL REPORT

>  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


---------------------------
INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


SMALL CAP GROWTH PORTFOLIO

LETTER TO INVESTORS

February 10, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small Cap Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

Until February 1, 2006, the Portfolio's investment objective was growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective. As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital. While it currently emphasizes the equity securities of small-capitalization companies, it may invest in any type of security issued by any company in any industry with the potential for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 2000 Growth Index, for the one- and five-year periods ended December 31, 2005 and since the Portfolio's Class A shares inception on August 5, 1996.

Although the Portfolio generated solid, positive returns during 2005, absolute gains failed to match robust double digit gains enjoyed during the prior two years. All sectors of the Portfolio, with the exception of the technology sector, generated positive returns for the 12-month period. Buoyed by strong oil and natural gas prices, energy shares were by far the strongest performers, posting a gain in excess of 50%.

The Portfolio's Class A shares generated strong relative returns during the period, outperforming the Russell 2000 Growth Index by more than 100 basis points. The Portfolio's relative returns benefited from favorable sector allocations, which derived largely from the decision to overweight energy stocks throughout the period. Stock selection in the aggregate was negative, as underperformance within the technology and health care sectors more than offset favorable stock selection in the industrial, finance and consumer/commercial services sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. equities moved modestly higher during 2005 as continued healthy earnings growth more than offset a compression in valuations related to a rise in short-term interest to more normalized levels. In a reversal of trends experienced over much of the past several years, small-cap growth stocks trailed both the broader markets, as represented by the Standard & Poor's (S&P) 500 Stock Index, as well as the Russell 1000 Growth Index of large cap growth stocks. All sectors, with the exception of the technology sector, finished the period in positive territory. Energy stocks were once again the standout performers with a gain in excess of 50%.

Sector allocations, which are a derivative of the Portfolio's management team's (the "Team's") bottom-up stock selection process, showed some notable changes over the past year. Health care, which started the year more than 500 basis points under, finished up less than 100 basis points underweight as the Team added several health care services and device companies to the Portfolio's holdings. The Portfolio also experienced a significant increase in its consumer/commercial services holdings, as the Portfolio's underweight in consumer-related names was narrowed. Funding for these increases resulted from reductions in the industrials and financial services sectors. As of December 31, 2005, the Portfolio's largest overweights were consumer/commercial services and energy. Industrials and financial services were significantly underweight.

Consistent with the Team's investment philosophy, the Portfolio's holdings, in the aggregate, incorporate faster expected earnings growth and significantly stronger earnings revision trends than the universe of small-cap growth stocks overall. Despite these favorable attributes, the Portfolio currently trades at a discount to its expected growth rate, and at only a modest premium to the Russell 2000 Growth Index.


1


SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.
THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED RUSSELL 2000 GROWTH INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Small Cap Growth Portfolio.

A WORD ABOUT RISK

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio invests in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


2


SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                           RETURNS
                                             ----------------------------------
THE PORTFOLIO VS. ITS BENCHMARK                                         SINCE
PERIODS ENDED DECEMBER 31, 2005              1 YEAR      5 YEARS     INCEPTION*
-------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth
  Portfolio Class A                           5.24%       1.34%        3.77%
AllianceBernstein Small Cap Growth
  Portfolio Class B                           4.86%       1.09%       -0.57%
Russell 2000 Growth Index                     4.15%       2.28%        4.78%


* Since inception of the Portfolio's Class A shares on 8/5/96 and Class B shares on 8/10/00. The since inception return for the benchmark is from the Portfolio's Class A shares inception date.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
8/5/96*-12/31/05


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Russell 2000 Growth Index: $15,516

AllianceBernstein Small Cap Growth Portfolio Class A: $14,161


                                 AllianceBernstein
                                 Small Cap Growth                 Russell 2000
                                 Portfolio Class A                Growth Index
-------------------------------------------------------------------------------
8/5/96*                               10000                          10000
12/31/96                              10640                          10921
12/31/97                              12619                          12335
12/31/98                              12052                          12487
12/31/99                              14111                          17867
12/31/00                              13252                          13860
12/31/01                              11562                          12581
12/31/02                               7889                           8774
12/31/03                              11746                          13032
12/31/04                              13456                          14897
12/31/05                              14161                          15516

*    Since inception of the Portfolio's Class A shares on 8/5/96.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 8/5/96* to 12/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.

3


SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        BEGINNING          ENDING                   ANNUALIZED
SMALL CAP            ACCOUNT VALUE     ACCOUNT VALUE   EXPENSES PAID  EXPENSE
GROWTH PORTFOLIO      JULY 1, 2005  DECEMBER 31, 2005  DURING PERIOD*  RATIO*
-------------------------------------------------------------------------------
CLASS A
Actual                     $1,000        $1,099.55         $6.35         1.20%
Hypothetical
  (5% return before
  expenses)                $1,000        $1,019.16         $6.11         1.20%

CLASS B
Actual                     $1,000        $1,097.09         $7.66         1.45%
Hypothetical
(5% return before
  expenses)                $1,000        $1,017.90         $7.38         1.45%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                   U.S.        PERCENT OF
COMPANY                                          $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Resources Connection, Inc.                     $1,344,696        1.9%
Digitas, Inc.                                   1,342,144        1.9
Electronics for Imaging, Inc.                   1,285,263        1.8
Carter's, Inc.                                  1,277,045        1.8
Hexcel Corp.                                    1,259,890        1.7
Psychiatric Solutions, Inc.                     1,257,036        1.7
WellCare Health Plans, Inc.                     1,207,894        1.7
Protein Design Labs, Inc.                       1,202,166        1.7
Intergrated Device Technologies, Inc.           1,170,384        1.6
Laureate Education, Inc.                        1,124,764        1.5
-------------------------------------------------------------------------------
                                              $12,471,282       17.3%

SECTOR DIVERSIFICATION
December 31, 2005

                                                   U.S.        PERCENT OF
SECTOR                                           $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Consumer Services                             $18,698,190         26.0%
Technology                                     18,016,323         25.1
Health Care                                    13,288,465         18.5
Energy                                          7,434,138         10.3
Finance                                         4,402,257          6.1
Capital Goods                                   4,318,352          6.0
Basic Industry                                  2,301,159          3.2
Transportation                                  1,615,193          2.2
Multi-Industry Companies                          854,496          1.2
Consumer Staples                                  556,508          0.8
Consumer Manufacturing                             26,128          0.0
-------------------------------------------------------------------------------
Total Investments*                             71,511,209         99.4
Cash and receivables, net of liabilities          408,482          0.6
-------------------------------------------------------------------------------
Net Assets                                    $71,919,691        100.0%


*    Excludes short-term investments.
     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


5


SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-99.4%
CONSUMER
SERVICES-26.0%
ADVERTISING-3.4%
Administaff, Inc.                                25,900       $1,089,095
Digitas, Inc. (a)                               107,200        1,342,144
                                                             ------------
                                                               2,431,239
                                                             ------------
APPAREL-1.8%
Carter's, Inc. (a)                               21,700        1,277,045
                                                             ------------
BROADCASTING &
CABLE-1.1%
Entravision Communications
Corp. Cl.A (a)                                  114,100          812,392
                                                             ------------
ENTERTAINMENT/
LEISURE-2.8%
Sunterra Corp. (a)                               63,700          905,814
THQ, Inc. (a)                                    45,350        1,081,598
                                                             ------------
                                                               1,987,412
                                                             ------------
PRINTING &
PUBLISHING-1.3%
VistaPrint Ltd. (Bermuda) (a)                    41,800          951,117
                                                             ------------
RESTAURANT &
LODGING-1.3%
Orient-Express Hotels Ltd.                       29,900          942,448
                                                             ------------
RETAIL - GENERAL
MERCHANDISE-2.0%
Coldwater Creek, Inc. (a)                        14,600          445,738
MarineMax, Inc. (a)                              31,900        1,007,083
                                                             ------------
                                                               1,452,821
                                                             ------------
MISCELLANEOUS-12.3%
Bright Horizons Family
Solutions, Inc. (a)                              27,400        1,015,170
CRA International, Inc. (a)                       4,600          219,374
Huron Consulting Group,
Inc. (a)                                         31,447          754,414
Insight Enterprises, Inc. (a)                    48,700          955,007
Laureate Education, Inc. (a)                     21,420        1,124,764
Life Time Fitness, Inc. (a)                      28,700        1,093,183
MSC Industrial Direct Co.,
Inc. Cl.A                                        20,500          824,510
Nutri/System, Inc. (a)                           13,800          497,076
Resources Connection,
Inc. (a)                                         51,600        1,344,696
Strayer Education, Inc.                          10,200          955,740
ZipRealty, Inc. (a)                               7,100           59,782
                                                             ------------
                                                               8,843,716
                                                             ------------
                                                              18,698,190
                                                             ------------
TECHNOLOGY-25.1%
COMPUTER HARDWARE/
STORAGE-1.1%
Avocent Corp. (a)                                27,800         $755,882
COMPUTER SERVICES-4.3%
Anteon International
Corp. (a)                                        19,700        1,070,695
Euronet Worldwide, Inc. (a)                      39,200        1,089,760
Global Cash Access, Inc. (a)                     43,600          636,124
VASCO Data Security
International, Inc. (a)                          32,700          322,422
                                                             ------------
                                                               3,119,001
                                                             ------------
CONTRACT
MANUFACTURING-1.1%
Semtech Corp. (a)                                42,300          772,398
                                                             ------------
SEMI-CONDUCTOR
COMPONENTS-7.2%
Advanced Analogic
Technologies, Inc. (a)                           37,300          516,605
Entegris, Inc. (a)                               74,100          698,022
Integrated Device
Technologies, Inc. (a)                           88,800        1,170,384
Microsemi Corp. (a)                              40,000        1,106,400
ON Semiconductor Corp. (a)                      111,400          616,042
Sirf Technology Holdings,
Inc. (a)                                         20,500          610,900
Vimicro International Corp.
(ADR) (China) (a)                                44,400          434,232
                                                             ------------
                                                               5,152,585
                                                             ------------
SOFTWARE-8.8%
Audible, Inc. (a)                                47,100          604,764
Bottomline Technologies,
Inc. (a)                                         23,870          263,047
DealerTrack Holdings,
Inc. (a)                                         38,600          809,828
Electronics for Imaging,
Inc. (a)                                         48,300        1,285,263
FileNET Corp. (a)                                30,800          796,180
Informatica Corp. (a)                            77,300          927,600
Quest Software, Inc. (a)                         68,500          999,415
VeriFone Holdings, Inc. (a)                      24,700          624,910
                                                             ------------
                                                               6,311,007
                                                             ------------
MISCELLANEOUS-2.6%
Exar Corp. (a)                                   35,900          449,468
Micros Systems, Inc. (a)                         18,700          903,584
Wind River Systems, Inc. (a)                     37,400          552,398
                                                             ------------
                                                               1,905,450
                                                             ------------
                                                              18,016,323
                                                             ------------


6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
HEALTH CARE-18.5%
BIOTECHNOLOGY-6.4%
Abgenix, Inc. (a)                                20,500         $440,955
Coley Pharmaceutical Group,
Inc. (a)                                         10,100          153,116
Cubist Pharmaceuticals,
Inc. (a)                                         16,400          348,500
CV Therapeutics, Inc. (a)                         7,900          195,367
Meridian Bioscience, Inc.                        21,200          426,968
Momenta Pharmaceuticals,
Inc. (a)                                          8,100          178,524
Nektar Therapeutics (a)                          12,500          205,750
Neopharm, Inc. (a)                               38,800          418,652
Protein Design Labs, Inc. (a)                    42,300        1,202,166
Senomyx, Inc. (a)                                36,400          441,168
Telik, Inc. (a)                                  22,700          385,673
Zymogenetics, Inc. (a)                           11,000          187,110
                                                             ------------
                                                               4,583,949
                                                             ------------
MEDICAL PRODUCTS-5.3%
Abaxis, Inc. (a)                                 45,100          743,248
Animas Corp. (a)                                 33,600          811,440
ArthroCare Corp. (a)                             17,300          729,022
OraSure Technologies, Inc. (a)                   53,900          475,398
Renovis, Inc. (a)                                15,800          241,740
Ventana Medical Systems,
Inc. (a)                                         18,500          783,475
                                                             ------------
                                                               3,784,323
                                                             ------------
MEDICAL SERVICES-5.6%
Psychiatric Solutions, Inc. (a)                  21,400        1,257,036
Stericycle, Inc. (a)                             14,690          864,947
United Surgical Partners
International, Inc. (a)                          22,200          713,730
WellCare Health Plans,
Inc. (a)                                         29,569        1,207,894
                                                             ------------
                                                               4,043,607
                                                             ------------
MISCELLANEOUS-1.2%
IRIS International,
Inc. (a)                                         40,100          876,586
                                                             ------------
                                                              13,288,465
                                                             ------------
ENERGY-10.3%
OIL SERVICE-8.6%
Bill Barrett Corp. (a)                           18,900          729,729
CARBO Ceramics, Inc.                              3,700          209,124
Core Laboratories NV
(Netherlands) (a)                                19,084          712,978
Dril-Quip, Inc. (a)                              13,400          632,480
FMC Technologies, Inc. (a)                       17,300          742,516
Helmerich & Payne, Inc.                          11,500          711,965
Range Resources Corp.                            26,900          708,546
Superior Well Services,
Inc. (a)                                         15,300          363,528
Tesco Corp. (Canada) (a)                         10,900          201,650
W-H Energy Services, Inc. (a)                    20,600          681,448
Whiting Petroleum Corp. (a)                      12,400          496,000
                                                             ------------
                                                               6,189,964
                                                             ------------
PIPELINES-0.9%
Hydril Co. (a)                                   10,800         $676,080
                                                             ------------
MISCELLANEOUS-0.8%
Brigham Exploration Co. (a)                      47,900          568,094
                                                             ------------
                                                               7,434,138
                                                             ------------
FINANCE-6.1%
BANKING - MONEY
CENTER-0.6%
Community Bancorp (a)                            13,000          410,930
                                                             ------------
BROKERAGE & MONEY
MANAGEMENT-3.5%
Affiliated Managers
Group, Inc. (a)                                   9,500          762,375
Greenhill & Co., Inc.                            18,300        1,027,728
optionsXpress Holdings, Inc.                     29,400          721,770
                                                             ------------
                                                               2,511,873
                                                             ------------
INSURANCE-0.7%
Primus Guaranty Ltd.
(Bermuda) (a)                                    42,230          551,102
                                                             ------------
MISCELLANEOUS-1.3%
Morningstar, Inc. (a)                            26,800          928,352
                                                             ------------
                                                               4,402,257
                                                             ------------
CAPITAL GOODS-6.0%
ELECTRICAL
EQUIPMENT-1.6%
Engineered Support
Systems, Inc.                                    10,887          453,335
Essex Corp. (a)                                  42,900          731,445
                                                             ------------
                                                               1,184,780
                                                             ------------
MACHINERY-2.4%
Actuant Corp. Cl.A                               17,700          987,659
Oshkosh Truck Corp.                              16,200          722,358
                                                             ------------
                                                               1,710,017
                                                             ------------
MISCELLANEOUS-2.0%
IDEX Corp.                                       18,270          751,080
Simpson Manufacturing
Co., Inc.                                        18,500          672,475
                                                             ------------
                                                               1,423,555
                                                             ------------
                                                               4,318,352
                                                             ------------
BASIC INDUSTRY-3.2%
CHEMICALS-1.8%
Hexcel Corp. (a)                                 69,800        1,259,890
MINING & METALS-1.4%
Allegheny Technologies, Inc.                     28,860        1,041,269
                                                             ------------
                                                               2,301,159
                                                             ------------
TRANSPORTATION-2.2%
AIR FREIGHT-1.1%
UTI Worldwide, Inc. (British
Virgin Islands)                                   8,800          816,992


7


SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
SHIPPING-1.1%
Kirby Corp. (a)                                  15,300         $798,201
                                                             ------------
                                                               1,615,193
                                                             ------------
MULTI-INDUSTRY
COMPANIES-1.2%
Chemed Corp.                                     17,200          854,496
                                                             ------------
CONSUMER STAPLES-0.8%
FOOD-0.8%
Hain Celestial Group, Inc. (a)                   26,300          556,508
                                                             ------------
CONSUMER
MANUFACTURING-0.0%
MISCELLANEOUS-0.0%
Astec Industries, Inc. (a)                          800           26,128
                                                             ------------
Total Common Stocks
(cost $56,594,244)                                            71,511,209

                                              PRINCIPAL
                                                 AMOUNT
COMPANY                                            (000)    U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM
INVESTMENT-0.9%
TIME DEPOSIT-0.9%
The Bank of New York
  3.25%, 1/03/06
  (cost $641,000)                                  $641         $641,000
                                                             ------------
TOTAL
INVESTMENTS-100.3%
  (cost $57,235,244)                                          72,152,209
Other assets less
liabilities-(0.3%)                                              (232,518)
                                                             ------------
NET ASSETS-100%                                              $71,919,691
                                                             ------------


(a)  Non-income producing security.
     See Notes to Financial Statements.


8


SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $57,235,244)           $72,152,209
  Cash                                                                  34,084
  Receivable for investment securities sold                            197,379
  Receivable for capital stock sold                                      6,487
  Interest receivable                                                      116
  Total assets                                                      72,390,275

LIABILITIES
  Payable for investment securities purchased                          275,159
  Advisory fee payable                                                  46,322
  Payable for capital stock redeemed                                    23,626
  Distribution fee payable                                               4,790
  Transfer agent fee payable                                                57
  Accrued expenses                                                     120,630
  Total liabilities                                                    470,584

NET ASSETS                                                         $71,919,691

COMPOSITION OF NET ASSETS
  Capital stock, at par .                                               $5,893
  Additional paid-in capital                                       118,692,361
  Accumulated net realized loss on investment transactions         (61,695,528)
  Net unrealized appreciation of investments                        14,916,965
                                                                   $71,919,691
CLASS A SHARES
  Net assets                                                       $49,453,153
  Shares of capital stock outstanding                                4,035,283
  Net asset value per share .                                           $12.26

CLASS B SHARES
  Net assets                                                       $22,466,538
  Shares of capital stock outstanding                                1,858,293
  Net asset value per share                                             $12.09

See Notes to Financial Statements.

9


SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $708)                   $157,342
  Interest                                                              25,820
  Total investment income                                              183,162

EXPENSES
  Advisory fee                                                         557,481
  Distribution fee--Class B                                             53,234
  Custodian                                                            152,846
  Administrative                                                        75,250
  Audit                                                                 41,750
  Printing                                                              29,444
  Legal                                                                  4,742
  Directors' fees                                                        1,000
  Transfer agency                                                          794
  Miscellaneous                                                         12,089
  Total expenses                                                       928,630
  Net investment loss                                                 (745,468)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       8,362,243
  Net change in unrealized appreciation/depreciation
    of investments                                                  (4,759,908)
  Net gain on investment transactions                                3,602,335

NET INCREASE IN NET ASSETS FROM OPERATIONS .                        $2,856,867

See Notes to Financial Statements.

10


SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                               YEAR ENDED           YEAR ENDED
                                              DECEMBER 31,         DECEMBER 31,
                                                  2005                 2004
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment loss                            $(745,468)           $(781,074)
  Net realized gain on investment
    transactions                                 8,362,243           10,953,121
  Net change in unrealized
    appreciation/depreciation of investments    (4,759,908)             550,533
  Net increase in net assets from operations     2,856,867           10,722,580
CAPITAL STOCK TRANSACTIONS
  Net decrease                                 (17,046,301)          (1,538,906)
  Total increase (decrease)                    (14,189,434)           9,183,674
NET ASSETS
  Beginning of period                           86,109,125           76,925,451
  End of period (including accumulated
    net investment loss of $0 and $0,
    respectively)                              $71,919,691          $86,109,125

See Notes to Financial Statements.


11


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The AllianceBernstein Small Cap Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective. See Note K, Subsequent Events. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's avarage daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


13


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005 amounted to $221,770, none of which was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                               PURCHASES       SALES
                                              -----------   -----------
Investment securities (excluding U.S.
  government securities)                      $66,483,881   $83,643,655
U.S. government securities                             -0-           -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                               $58,673,326
Gross unrealized appreciation                                      $14,786,100
Gross unrealized depreciation                                       (1,307,217)
Net unrealized appreciation                                        $13,478,883

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: SECURITIES LENDING
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.


15


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE F: CAPITAL STOCK
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Shares sold .            403,901       802,498      $4,558,183      $8,496,602
Shares redeemed       (1,659,295)   (1,518,067)    (18,857,380)    (15,698,678)
Net decrease          (1,255,394)     (715,569)   $(14,299,197)    $(7,202,076)
CLASS B
Shares sold .            649,285       975,376      $7,335,767     $10,075,709
Shares redeemed         (911,889)     (426,003)    (10,082,871)     (4,412,539)
Net increase (decrease) (262,604)      549,373     $(2,747,104)     $5,663,170

NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE I: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)
As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                            $(60,257,446)(a)
Unrealized appreciation/(depreciation)                            13,478,883(b)
Total accumulated earnings/(deficit)                            $(46,778,563)

(a) On December 31, 2005, the Portfolio had a net capital loss carrryforward of $60,257,446 of which $14,934,208 expires in the year 2009, and $45,323,238 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Small Cap Growth Portfolio, may apply. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $8,549,451.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a decrease in accumulated net investment losses and a decrease in additional paid in capital. The reclassification had no effect on net assets.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE J:LEGAL PROCEEDINGS
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


17


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: SUBSEQUENT EVENTS
As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital.


19


SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         CLASS A
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.65       $10.17        $6.83       $10.01       $11.84
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.11)        (.10)(b)     (.09)        (.07)(b)     (.07)(b)
Net realized and unrealized gain (loss)
  on investment transactions.                     72         1.58         3.43        (3.11)       (1.41)
Net increase (decrease) in net asset
  value from operations.                          61         1.48         3.34        (3.18)       (1.48)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-        (.26)
Distributions in excess of net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-        (.09)
Total distributions                               -0-          -0-          -0-          -0-        (.35)
Net asset value, end of period                $12.26       $11.65       $10.17        $6.83       $10.01

TOTAL RETURN
Total investment return based on
  net asset value (c)                           5.24%       14.55%       48.90%      (31.77)%     (12.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $49,453      $61,661      $61,079      $86,093     $184,223
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.18%        1.14%        1.36%        1.11%         .95%
  Expenses, before waivers and
    reimbursements                              1.18%        1.30%        1.36%        1.25%        1.16%
  Net investment loss                           (.93)%       (.93)%(b)   (1.10)%       (.86)%(b)    (.70)%(b)
Portfolio turnover rate                           90%          92%         129%         111%         113%



See footnote summary on page 21.


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.53       $10.08        $6.78        $9.98       $11.82
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.13)        (.12)(b)     (.11)        (.09)(b)     (.09)(b)
Net realized and unrealized gain (loss)
  on investment transactions                     .69         1.57         3.41        (3.11)       (1.40)
Net increase (decrease) in net asset
  value from operations                          .56         1.45         3.30        (3.20)       (1.49)
LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-        (.26)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-        (.09)
Total distributions                               -0-          -0-          -0-          -0-        (.35)
Net asset value, end of period                $12.09       $11.53       $10.08        $6.78        $9.98
TOTAL RETURN
Total investment return based on
  net asset value (c)                           4.86%       14.39%       48.67%      (32.06)%     (12.86)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $22,467      $24,448      $15,846       $5,101       $6,835
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements   1.43%        1.40%        1.61%        1.37%        1.20%
  Expenses, before waivers and reimbursements   1.43%        1.56%        1.61%        1.51%        1.43%
  Net investment loss                          (1.18)%      (1.19)%(b)   (1.37)%      (1.10)%(b)    (.98)%(b)
Portfolio turnover rate                           90%          92%         129%         111%         113%

(a)  Based on average shares outstanding.
(b)  Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


21


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein SmallCap Growth Portfolio, formerly Alliance Quasar Portfolio, of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein SmallCap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, New York
February 6, 2006


22


SMALL CAP GROWTH PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Small Cap Growth Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                        VOTED FOR      WITHHELD AUTHORITY
-------------------------------------------------------------------------------
  Ruth Block                           340,957,741         10,273,156
  David H. Dievler                     340,333,752         10,897,144
  John H. Dobkin                       340,541,359         10,689,538
  Michael J. Downey                    340,895,582         10,335,314
  William H. Foulk, Jr.                340,477,311         10,753,585
  D. James Guzy                        340,313,267         10,917,629
  Marc O. Mayer                        340,857,320         10,373,576
  Marshall C. Turner, Jr.              340,480,301         10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                VOTED FOR     VOTED AGAINST     ABSTAINED     BROKER NON-VOTES
-------------------------------------------------------------------------------
               329,393,925       7,649,880      14,187,089           0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                        VOTED FOR   VOTED AGAINST   ABSTAINED  BROKER NON-VOTES
-------------------------------------------------------------------------------------------------
3.A.  Diversification                   5,885,960       76,652        32,498          0
3.B.  Issuing Senior Securities
      and Borrowing Money               5,826,207      121,935        46,968          0
3.C.  Underwriting Securities           5,868,747       86,242        40,121          0
3.D.  Concentration of Investments      5,874,816       71,015        49,278          0
3.E.  Real Estate and Companies
      that Deal in Real Estate          5,872,962       72,870        49,278          0
3.F.  Commodities, Commodity
      Contracts and Futures
      Contracts                         5,853,190       90,872        51,048          0
3.G.  Loans                             5,874,906       70,059        50,145          0
3.H.  Joint Securities Trading
      Accounts                          5,873,447       72,385        49,278          0
3.I.  Exercising Control                5,877,839       68,979        48,291          0
3.L.  Purchases of Securities on
      Margin                            5,858,448       96,548        40,114          0
3.M.  Short Sales                       5,747,168       83,623       164,318          0
3.N.  Pledging, Hypothecating,
      Mortgaging, or Otherwise
      Encumbering Assets                5,744,823      199,896        50,391          0
4.B.  The reclassification as
      non-fundamental and with
      changes to the Portfolio's
      investment objective.             5,859,099       81,992        54,018          0

23


SMALL CAP GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS
Philip L. Kirstein, Senior Vice President And
  Independent Compliance Officer
Bruce K. Aronow(2), Vice President
Thomas J. Bardong, Vice President
N. Kumar Kirpalani(2), Vice President
Samantha S. Lau(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer And
  Chief Financial Officer
Thomas R. Manley, Controller

CUSTODIAN
The Bank Of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein investment
research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young Llp
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel Llp
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce Aronow, Ms. Samantha Lau and Mr. Kumar Kirpalani are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


24


SMALL CAP GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                      IN FUND             OTHER
      NAME, ADDRESS,                             PRINCIPAL                            COMPLEX         DIRECTORSHIP
      DATE OF BIRTH                            OCCUPATION(S)                         OVERSEEN BY         HELD BY
     (YEAR ELECTED*)                        DURING PAST 5 YEARS                        DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of Alliance Capital            106            SCB Partners,
1345 Avenue of the Americas        Management Corporation ("ACMC") since                                Inc.; SCB, Inc.
New York, NY 10105                 2001 and Chairman of the Board of
10/2/57                            AllianceBernstein Investment Research and
(2005)                             Management, Inc. ("ABIRM") since 2000;
                                   prior thereto, Chief Executive Officer
                                   of Sanford C. Bernstein & Co., LLC
                                    (institutional research and brokerage arm
                                   of Bernstein & Co. LLC ("SCB & Co."))
                                   and its predecessor since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **       Investment adviser and an independent                   108                None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
Chairman of the Board              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief             106                None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson, Lufkin
                                   & Jenrette Securities Corporation; Governor
                                   at Large, National Association of Securities
                                   Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December                  107                None
P.O. Box 167                       1994, he was Senior Vice President of ACMC
Spring Lake, NJ 07762              responsible for mutual fund administration. Prior
10/23/29                           to  joining ACMC in 1984, he was Chief Financial
(1990)                             Officer of Eberstadt Asset Management since
                                   1968. Prior to that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member of American
                                   Institute of Certified Public Accountants since
                                   1953.

25


SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                                     PORTFOLIOS
                                                                                      IN FUND             OTHER
      NAME, ADDRESS,                             PRINCIPAL                            COMPLEX         DIRECTORSHIP
      DATE OF BIRTH                            OCCUPATION(S)                         OVERSEEN BY         HELD BY
     (YEAR ELECTED*)                        DURING PAST 5 YEARS                        DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

John H. Dobkin, #                  Consultant. Formerly President of Save Venice,          106                None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004. Formerly                 106       Asia Pacific Fund,
c/o Alliance Capital               managing partner of Lexington Capital, LLC                       Inc., and The Merger
Management L.P.                    (investment advisory firm) from December 1997                            Fund
1345 Avenue of the Americas        until December 2003. Prior thereto, Chairman
New York, NY 10105                 and CEO of Prudential Mutual Fund Management
Attn: Philip L. Kirstein           from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX Technology                 106      Intel Corporation
P.O. Box 128                       (semi-conductors) and of SRC Computers Inc.,                     (semi-conductors);
Glenbrook, NV 89413                with which he has been associated since prior                Cirrus Logic Corporation
3/7/36                             to 2001. He is also President of the Arbor                       (semi-conductors);
(2005)                             Company (private family investments).                           Novellus Corporation
                                                                                               (semi-conductor equipment);
                                                                                                     Micro Component
                                                                                               Technology (semi-conductor
                                                                                                   equipment); the Davis
                                                                                                 Selected Advisors Group
                                                                                                  of Mutual Funds; and
                                                                                                        LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                   106        Toppan Photomasks,
220 Montgomery Street              conductor manufacturing services), Austin,                        Inc.; the George
Penthouse 10                       Texas, from 2003 to present, and President                        Lucas Educational
San Francisco, CA 94104-3402       since company acquired in 2005, and name                           Foundation; and
10/10/1941                         changed from DuPont Photomasks. Prior to                           Chairman of the
(2005)                             the company's sale in 2005, he was Chairman                         Board of the
                                   and CEO. He has also been Principal of Turner                      Smithsonian's
                                   Venture Associates since 1993.                                  National Museum of
                                                                                                     Natural History

*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

**   Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


26


SMALL CAP GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION
Certain information concerning the Fund's Officers is listed below.

                              NAME, ADDRESS*                PRINCIPAL POSITION(S)PRINCIPAL OCCUPATION
                              AND DATE OF BIRTH             HELD WITH FUNDDURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
5/29/45                       and Independent               Officer of the AllianceBernstein Funds, with which he
                              Compliance Officer            has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from October 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2001 until March 2003.

Bruce K. Aronow               Vice President                Senior Vice President of ACMC**, with which he has
7/2/66                                                      been associated since 2001.

Thomas J. Bardong             Vice President                Senior Vice President of ACMC**, with which he has
4/28/45                                                     been associated since prior to 2001.

N. Kumar Kirpalani            Vice President                Vice President of ACMC**, with which he has been
1/29/54                                                     associated since prior to 2001.

Samantha S. Lau               Vice President                Senior Vice President of ACMC**, with which she has
10/15/72                                                    been associated since prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General Counsel and
11/13/55                                                    Assistant Secretary of ABIRM**, with which she has
                                                            been associated since prior to 2001.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global Investor
10/4/50                       Financial Officer             Services, Inc. ("AGIS")** and Vice President of
                                                            ABIRM**, with which he has been associated since
                                                            prior to 2001.

Thomas R. Manley              Controller                    Vice President of ACMC**, with which he has been
8/3/51                                                      associated since prior to 2001.


* The adddress for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY10105.

**   ACMC, AGIS, ABIRM and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


27


SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT
In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Small Cap Growth Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

  1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

  2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

  3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

  4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

  5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

  6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

  7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

  8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

  9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

  10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

  11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

  12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


28


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


  13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

  14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years.


29


SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE (continued)


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 14 to 13 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 38 to 34 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3- and 5-year periods, and as compared to the Russell 2000 Growth Index (the "Index") for periods ended September 30, 2005 over the year to date, 1, 3- and 5-year and since inception periods (August 1996 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 4th quintile in the 1-year period and 3rd quintile in the 3- and 5-year periods, and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 1-year period, 2nd quintile in the 3-year period


30


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


and 3rd quintile in the 5-year period. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES
The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio's Advisory Agreement, even after taking account of the nine basis point expense ratio impact of the administrative expense reimbursement provision in such agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information provided by the Adviser that indicated that the Adviser sub-advises a registered investment company that has investment strategies similar to the Portfolio at a lower fee rate than that paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was somewhat lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 9 basis points and that as a result the Adviser's total compensation from the Portfolio pursuant to the Advisory Agreement was somewhat higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was somewhat higher than the Expense Group median and materially higher than the Expense Universe median. The directors noted that the Portfolio's relatively modest size (approximately $72 million as of September 30, 2005) caused the administrative expense reimbursement, which


31


SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

ECONOMIES OF SCALE
The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


32


SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)
The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Small Cap Growth Portfolio (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

  1. Management fees charged to institutional and other clients of the Adviser for like services.

  2. Management fees charged by other mutual fund companies for like services.

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

  4. Profit margins of the Adviser and its affiliates from supplying such services.

  5.    Possible economies of scale as the Fund grows larger.

  6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS
The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                             ADVISORY FEE
                        BASED ON % OF AVERAGE
CATEGORY                   DAILY NET ASSETS                      FUND
-------------------------------------------------------------------------------
Growth                 75 bp on 1st $2.5 billion     Small Cap Growth Portfolio
                       65 bp on next $2.5 billion
                       60 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                          AS A % OF AVERAGE
FUND                            AMOUNT                     DAILY NET ASSETS
-------------------------------------------------------------------------------
Small Cap Growth Portfolio     $69,000                          0.09%

(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


33


SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                               GROSS EXPENSE RATIO     FISCAL YEAR
-------------------------------------------------------------------------------
Small Cap Growth Portfolio            Class A  1.30%       December 31
                                      Class B  1.56%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                             NET ASSETS                                   EFFECTIVE ALLIANCE
                              09/30/05    ALLIANCE INSTITUTIONAL             INSTITUTIONAL
FUND                           ($MIL)           FEE SCHEDULE                  ADVISORY FEE
------------------------------------------------------------------------------------------
Small Cap Growth Portfolio     $71.8        Small Cap Growth                     0.954%
                                            Schedule
                                            100 bp on 1st $50m
                                            85 bp on next $50m
                                            75 bp on the balance
                                            Minimum account size $10 m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the following sub-advisory relationship:

FUND                                              FEE SCHEDULE
-------------------------------------------------------------------------------
Small Cap Growth Portfolio         Client # 1     0.65% on first $25 million
                                                  0.60% on next $75 million
                                                  0.55% thereafter


34


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(3)

                                     EFFECTIVE          LIPPER
                                     MANAGEMENT          GROUP
FUND                                    FEE             MEDIAN      RANK
-------------------------------------------------------------------------------
Small Cap Growth Portfolio             0.750            0.800        2/14

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(4) and Lipper Expense Universe(5). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:


                                               LIPPER       LIPPER   LIPPER       LIPPER
                               EXPENSE        UNIVERSE     UNIVERSE   GROUP       GROUP
FUND                          RATIO (%)(6)    MEDIAN (%)     RANK    MEDIAN (%)    RANK
-------------------------------------------------------------------------------------------
Small Cap Growth Portfolio       1.137          1.002        30/38    1.048        12/14

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES
PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE
PROFIT.
Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

(3) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(4) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(5) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(6)  Most recent fiscal year end Class A share total expense ratio.


35


SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                  12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                                  $46,884

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                            ADVISER
                                                          PAYMENTS TO
FUND                                                         ABIRM
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                                  $145,511

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(7) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

(7) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


36


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.
With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3 and 5 year performance rankings of the Fund(8) relative to its Lipper Performance Group(9) and Lipper Performance Universe(10) for the period ended September 30, 2005.

SMALL CAP GROWTH PORTFOLIO                 GROUP                    UNIVERSE
-------------------------------------------------------------------------------
1 year                                      9/14                     30/38
3 year                                      7/14                     12/38
5 year                                      6/13                     15/34

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(11) versus its benchmark(12).

                                      PERIODS ENDING SEPTEMBER 30, 2005
                                             ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                               1 YEAR    3 YEAR    5 YEAR  SINCE INCEPTION
-------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO          15.85     21.82     -2.81       3.48
Russell 2000 Growth Index           17.97     23.23     -2.54       4.37

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

(8)  The performance rankings are for the Class A shares of the Fund.

(9)  The Lipper Performance Group is identical to the Lipper Expense Group.

(10) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(11) The performance returns are for the Class A shares of the Fund.

(12) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


37





[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


DECEMBER 31, 2005


ANNUAL REPORT

>  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO


---------------------------
INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL TECHNOLOGY PORTFOLIO

LETTER TO INVESTORS

February 10, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Technology Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005. Prior to December 15, 2004, the Portfolio's name was AllianceBernstein Technology Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

Until February 1, 2006, the Portfolio's investment objective was growth of capital. Current income is incidental to the Portfolio's objective. As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital. The Portfolio invests principally in securities of companies that use technology extensively in the development of new or improved products or processes.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its new benchmarks, the Morgan Stanley Capital International (MSCI) World Information Technology Index and the MSCI World Index, for the one- and five-year periods ended December 31, 2005, and since inception of the Portfolio's Class A shares on January 11, 1996. Performance is also shown for the Portfolio's old benchmarks, the NASDAQ Composite Index and the Standard & Poor's (S&P) 500 Stock Index. The Portfolio's benchmarks were changed because the new benchmarks more closely match the Portfolio's new global investment style.

For the annual reporting period ended December 31, 2005, the Portfolio achieved positive performance, although it underperformed the MSCI World Information Technology Index benchmark by nearly one full point. The Portfolio also underperformed the broader market, as reflected by the MSCI World Index, as technology stocks broadly underperformed the overall markets worldwide.

The Portfolio's relative underperformance compared to the MSCI World Information Technology Index came primarily from poor stock selection during the period, although positive industry allocation decisions partly offset the underperformance. In particular, performance was helped by strong stock picking among semiconductor companies and cellular operators. This contribution, however, was more than offset by poor stock selection among software, computer services and communication equipment names.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended December 31, 2005, global technology stocks lagged the broader market, as energy-related, basic industry, financial and health care stocks generated strong positive returns on solid earnings growth. Within the technology sector, Internet, semiconductor and component and computer services stocks outperformed, while contract manufacturers, hardware/storage and software underperformed.

During the year, the Portfolio's holdings in the electronic, Internet, cellular and hardware/storage segments were increased, while software, media and communication equipment positions were reduced. Also, some semiconductor component positions were trimmed in favor of adding to semiconductor capital equipment exposures. As of December 31, 2005, the Portfolio's largest overweights were in the Internet and cellular services segments, with the largest underweights among hardware/storage and communication equipment names.


1


GLOBAL TECHNOLOGY PORTFOLIO
HISTORICAL PERFORMANCE


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INFORMATION TECHNOLOGY INDEX, THE UNMANAGED MSCI WORLD INDEX, THE UNMANAGED NASDAQ COMPOSITE INDEX AND THE UNMANAGED S&P 500 STOCK INDEX DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The MSCI World Information Technology Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in the information technology sector as defined by GICS. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The NASDAQ Composite Index is market-value weighted and includes over 5,000 companies. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Technology Portfolio.

A WORD ABOUT RISK

The Portfolio concentrates its investments in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.

(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


2


GLOBAL TECHNOLOGY PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                       RETURNS
                                       ----------------------------------------
THE PORTFOLIO VS. ITS BENCHMARKS                                       SINCE
PERIODS ENDED DECEMBER 31, 2005         1 YEAR         5 YEARS      INCEPTION*
-------------------------------------------------------------------------------
AllianceBernstein Global Technology
  Portfolio Class A                      3.86%         -7.21%          6.22%
AllianceBernstein Global Technology
  Portfolio Class B                      3.65%         -7.44%         -4.32%
MSCI World Information Technology
  Index                                  4.81%         -7.19%          7.91%
MSCI World Index                         9.49%          2.18%          7.04%
NASDAQ Composite Index                   1.37%         -2.25%          7.68%
S&P 500 Stock Index                      4.91%          0.54%          9.33%

* Since inception of the Portfolio's Class A shares on 1/11/96 and Class B shares on 9/22/99. The since inception returns for the benchmarks are from the Portfolio's Class A share inception date. The since inception return for the NASDAQ Composite Index is from the closest month-end to the Portfolio's Class A share inception date which is 12/31/95.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
1/11/96*-12/31/05


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


S&P 500 STOCK INDEX: $24,342

MSCI WORLD INFORMATION TECHNOLOGY INDEX: $21,415

NASDAQ COMPOSITE: $20,961

MSCI WORLD INDEX: $19,738

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO CLASS A: $18,259


           AllianceBernstein                  MSCI World
           Global Technology   MSCI World     Information       S&P 500        NASDAQ
           Portfolio Class A      Index     Technology Index+   Stock Index   Composite+
----------------------------------------------------------------------------------------
1/11/96*         $ 10,000        $ 10,000        $ 10,000        $ 10,000      $ 10,000
12/31/96         $ 11,040        $ 11,348        $ 12,858        $ 12,557      $ 12,271
12/31/97         $ 11,754        $ 13,136        $ 15,829        $ 16,745      $ 14,926
12/31/98         $ 19,252        $ 16,334        $ 26,684        $ 21,534      $ 20,842
12/31/99         $ 33,828        $ 20,406        $ 53,373        $ 26,062      $ 38,680
12/31/00         $ 26,548        $ 17,716        $ 31,106        $ 23,691      $ 23,483
12/31/01         $ 19,850        $ 14,736        $ 21,911        $ 20,876      $ 18,540
12/31/02         $ 11,571        $ 11,805        $ 13,445        $ 16,265      $ 12,694
12/31/03         $ 16,683        $ 15,714        $ 19,938        $ 20,928      $ 19,042
12/31/04         $ 17,580        $ 18,027        $ 20,433        $ 23,203      $ 20,678
12/31/05         $ 18,259        $ 19,738        $ 21,415        $ 24,342      $ 20,961


*    SINCE INCEPTION OF THE PORTFOLIO'S CLASS A SHARES ON 1/11/96.

+    THE SINCE INCEPTION RETURN FOR THE MSCI WORLD INFORMATION TECHNOLOGY INDEX
AND THE NASDAQ COMPOSITE IS FROM THE CLOSEST MONTH-END TO THE PORTFOLIO'S INCEPTION DATE, WHICH IS 12/31/95.

THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO CLASS A SHARES (FROM 1/11/96* TO 12/31/05) AS COMPARED TO THE PERFORMANCE OF THE PORTFOLIO'S NEW BENCHMARKS, THE MSCI WORLD INFORMATION TECHNOLOGY INDEX AND THE MSCI WORLD INDEX, ALONG WITH ITS OLD BENCHMARKS, THE NASDAQ COMPOSITE INDEX AND THE S&P 500 STOCK INDEX. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


GLOBAL TECHNOLOGY PORTFOLIO
FUND EXPENSES
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        BEGINNING         ENDING                     ANNUALIZED
GLOBAL TECHNOLOGY    ACCOUNT VALUE     ACCOUNT VALUE   EXPENSES PAID   EXPENSE
PORTFOLIO             JULY 1, 2005  DECEMBER 31, 2005  DURING PERIOD*  RATIO*
-------------------------------------------------------------------------------
CLASS A
Actual                    $1,000         $1,099.86         $4.92        0.93%
Hypothetical
  (5% return before
  expenses)               $1,000         $1,020.52         $4.74        0.93%

CLASS B
Actual                    $1,000         $1,098.38         $6.24        1.18%
Hypothetical
  (5% return before
  expenses)               $1,000         $1,019.26         $6.01        1.18%

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


GLOBAL TECHNOLOGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2005
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Microsoft Corp.                              $ 17,279,919             7.0%
Google, Inc. Cl. A                             16,428,455             6.6
International Business Machines
  Corp. (IBM)                                  13,110,899             5.3
QUALCOMM, Inc.                                 12,006,395             4.8
Yahoo!, Inc.                                   10,382,700             4.2
EMC Corp.                                       8,465,688             3.5
America Movil, S.A. de C.V.
  Series (ADR) (Mexico)                         8,441,510             3.4
Marvell Technology Group Ltd.
  (Bermuda)                                     8,149,877             3.3
Broadcom Corp. Cl. A                            7,996,640             3.2
Apple Computer, Inc.                            7,490,938             3.0
-------------------------------------------------------------------------------
                                             $109,753,021            44.3%

SECTOR DIVERSIFICATION
December 31, 2005
                                                                  PERCENT OF
SECTOR                                       U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Technology                                   $219,890,231            88.7%
Consumer Services                              16,085,379             6.5
Utilities                                       3,776,859             1.5
Capital Goods                                   2,583,845             1.1
Total Investments*                            242,336,314            97.8
Cash and receivables, net of liabilities        5,519,710             2.2
Net Assets                                   $247,856,024           100.0%


COUNTRY DIVERSIFICATION
DECEMBER 31, 2005
                                                                  PERCENT OF
COUNTRY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
United States                                $163,695,359            66.1%
Japan                                          15,593,050             6.3
Bermuda                                        10,716,420             4.3
Mexico                                          8,441,510             3.4
Germany                                         6,974,583             2.8
France                                          6,864,741             2.8
India                                           5,729,094             2.3
Taiwan                                          5,481,191             2.2
South Korea                                     4,684,244             1.9
Finland                                         3,828,710             1.5
Other*                                         10,327,412             4.2
Total Investments**                           242,336,314            97.8
Cash and receivables,
  net of liabilities                            5,519,710             2.2
Net Assets                                   $247,856,024           100.0%

*    Excludes short-term investments.

**   The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1.1% weightings in the following countries: Italy, Netherlands, Peoples Republic of China, Russia and Sweden.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


5


GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2005
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.8%
TECHNOLOGY-88.7%
COMMUNICATION EQUIPMENT-13.7%
Corning, Inc. (a)                               147,300      $ 2,895,918
Juniper Networks, Inc. (a)                      294,250        6,561,775
Motorola, Inc.                                  268,800        6,072,192
Nokia Oyj (Finland)                             208,773        3,828,710
QUALCOMM, Inc.                                  278,700       12,006,395
Telefonaktiebolaget LM
  Ericsson (Sweden)                             755,059        2,601,542
                                                             ------------
                                                              33,966,532

COMMUNICATIONS SERVICES - 0.9%
Neustar, Inc. Cl. A (a)                          76,500        2,332,485

COMPUTER HARDWARE/STORAGE/
  PERIPHERALS-12.5%
Apple Computer, Inc. (a)                        104,200        7,490,938
EMC Corp. (a)                                   621,563        8,465,688
International Business
  Machines Corp. (IBM)                          159,500       13,110,899
QLogic Corp. (a)                                 60,400        1,963,604
                                                             ------------
                                                              31,031,129

COMPUTER SERVICES-6.5%
Accenture Ltd. Cl. A
  (Bermuda)                                      88,900        2,566,543
Alliance Data Systems Corp. (a)                  35,600        1,267,360
Cap Gemini, SA (France) (a)                      68,644        2,762,723
Fiserv, Inc. (a)                                 89,125        3,856,439
Infosys Technologies Ltd.
  (ADR) (India)                                  68,100        5,506,566
Patni Computer Systems Ltd.
  (ADR) (India) (a)                               9,600          222,528
                                                             ------------
                                                              16,182,159

CONTRACT MANUFACTURING-1.2%
HON HAI Precision Industry Co., Ltd.
  (Citigroup Global Markets),
  warrants expiring
  1/17/07 (Taiwan) (a)(b)                       532,834        2,922,062

ELECTRONIC COMPONENTS-0.5%
LG. Philips LCD Co., Ltd.
  (ADR) (South Korea) (a)                        56,800        1,218,928

INTERNET-11.8%
Fastweb (Italy) (a)                              52,018        2,376,957
Google, Inc. Cl. A (a)                           39,600       16,428,455
Yahoo!, Inc. (a)                                265,000       10,382,700
                                                             ------------
                                                              29,188,112

SEMI CONDUCTOR CAPITAL EQUIPMENT-3.9%
Applied Materials, Inc.                         202,000        3,623,880
ASML Holding N.V.
  (Netherlands) (a)                             135,010        2,705,968
KLA-Tencor Corp.                                 64,500        3,181,785
                                                             ------------
                                                               9,511,633

SEMI CONDUCTOR COMPONENTS-14.0%
Advanced Micro Devices, Inc. (a)                 47,200        1,444,320
Broadcom Corp. Cl. A (a)                        169,600        7,996,640
Intel Corp.                                     192,700        4,809,792
Marvell Technology Group
  Ltd. (Bermuda) (a)                            145,300        8,149,877
Samsung Electronics Co., Ltd.
  (GDR) (South Korea) (b)                        10,631        3,465,316
SiRF Technology Holdings, Inc. (a)               47,100        1,403,580
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR) (Taiwan)                           258,237        2,559,129
Texas Instruments, Inc.                         153,700        4,929,159
                                                             ------------
                                                              34,757,813

SOFTWARE-18.3%
Activision, Inc. (a)                            115,866        1,591,999
Autodesk, Inc.                                  127,000        5,454,650
Business Objects, SA (ADR) (France) (a)          12,000          484,920
Business Objects, SA (France)                    89,348        3,617,098
Citrix Systems, Inc. (a)                         94,200        2,711,076
McAfee, Inc. (a)                                 60,000        1,627,800
Microsoft Corp.                                 660,800       17,279,919
NAVTEQ Corp. (a)                                 23,700        1,039,719
Oracle Corp. (a)                                260,750        3,183,758
Salesforce.com, Inc. (a)                         45,700        1,464,685
SAP AG (ADR) (Germany)                          154,750        6,974,583
                                                             ------------
                                                              45,430,207

MISCELLANEOUS-5.4%
Canon, Inc. (Japan)                             117,500        6,897,265
Hoya Corp. (Japan)                              179,500        6,451,906
                                                             ------------
                                                              13,349,171
                                                             ------------
                                                             219,890,231

CONSUMER SERVICES-6.5%
ADVERTISING-0.6%
aQuantive, Inc. (a)                              61,400        1,549,736

BROADCASTING & CABLE-1.2%
Time Warner, Inc.                               168,500        2,938,640


6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
CELLULAR COMMUNICATIONS-3.9%
America Movil, S.A. de C.V.
  Series L (ADR) (Mexico)                       288,500      $ 8,441,510
OAO Vimpel-Communications
  (ADR) (Russia) (a)                             29,100        1,287,093
                                                             ------------
                                                               9,728,603

RETAIL-GENERAL MERCHANDISE-0.8%
eBay, Inc. (a)                                   43,200        1,868,400
                                                             ------------
                                                              16,085,379

UTILITIES-1.5%
TELEPHONE UTILITY-1.5%
China Telecom Corp., Ltd.
  (People's Republic of China)                3,698,000        1,355,852
Sprint Corp.                                    103,639        2,421,007
                                                             ------------
                                                               3,776,859

CAPITAL GOODS-1.1%
ELECTRICAL EQUIPMENT-0.2%
iRobot Corp. (a)                                 10,200          339,966

MISCELLANEOUS-0.9%
NITTO DENKO Corp. (Japan)                        28,800        2,243,879
                                                             ------------
                                                               2,583,845

Total Common Stocks & Other Investments
  (cost $196,870,549)                                        242,336,314

SHORT-TERM INVESTMENT-1.6%
TIME DEPOSIT-1.6%
The Bank of New York
  3.25%, 1/03/06
  (cost $4,000,000)                           $   4,000        4,000,000

TOTAL INVESTMENTS-99.4%
  (cost $200,870,549)                                        246,336,314
Other assets less liabilities-0.6%                             1,519,710

NET ASSETS-100%                                             $247,856,024


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the market value of this security amounted to $3,465,316 or 1.4% of net assets.

     Glossary of Terms:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See Notes to Financial Statements.


7


GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $200,870,549)                                          $ 246,336,314
  Cash                                                                 253,053
  Foreign cash, at value (cost $2,020,177)                           1,968,793
  Dividends and interest receivable                                    264,284
  Receivable for capital stock sold                                     72,874
  Total assets                                                     248,895,318

LIABILITIES
  Payable for capital stock redeemed                                   751,494
  Advisory fee payable                                                 161,503
  Distribution fee payable                                              32,035
  Transfer agent fee payable                                                53
  Accrued expenses                                                      94,209
  Total liabilities                                                  1,039,294

NET ASSETS                                                       $ 247,856,024

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      15,761
  Additional paid-in capital                                       483,534,998
  Accumulated net investment loss                                      (35,703)
  Accumulated net realized loss on investment and
    foreign currency transactions                                 (281,073,138)
  Net unrealized appreciation of investments and
    foreign currency denominated assets and liabilities             45,414,106
                                                                 $ 247,856,024

CLASS A SHARES
  Net assets                                                     $  99,780,629
  Shares of capital stock outstanding                                6,289,614
  Net asset value per share                                      $       15.86

CLASS B SHARES
  Net assets                                                     $ 148,075,395
  Shares of capital stock outstanding                                9,471,557
  Net asset value per share                                      $       15.63

See Notes to Financial Statements.


8


GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
Year ended December 31, 2005
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $109,717)                                                  $  1,335,611
  Interest                                                             136,245
  Total investment income                                            1,471,856

EXPENSES
  Advisory fee                                                       1,840,660
  Distribution fee--Class B                                            360,305
  Custodian                                                            162,350
  Printing                                                              83,543
  Administrative                                                        75,250
  Audit                                                                 41,750
  Legal                                                                 10,340
  Directors' fees                                                        1,000
  Transfer agency                                                          794
  Miscellaneous                                                         42,313
  Total expenses                                                     2,618,305
  Net investment loss                                               (1,146,449)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                         31,590,981
    Foreign currency transactions                                     (224,915)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                    (23,471,018)
    Foreign currency denominated assets and liabilities                (51,659)
  Net gain on investment and foreign currency transactions           7,843,389
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  6,696,940


See Notes to Financial Statements.


9


GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                YEAR ENDED          YEAR ENDED
                                               DECEMBER 31,        DECEMBER 31,
                                                   2005                2004
                                             --------------      --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                         $ (1,146,449)       $ (1,051,924)
  Net realized gain on investment and
    foreign currency transactions               31,366,066          23,383,403
  Net change in unrealized appreciation/
    depreciation of investments and
    foreign currency denominated assets
    and liabilities                            (23,522,677)        (11,132,030)
  Net increase in net assets from operations     6,696,940          11,199,449

CAPITAL STOCK TRANSACTIONS
  Net decrease                                 (40,707,523)        (46,778,798)
  Total decrease                               (34,010,583)        (35,579,349)

NET ASSETS
  Beginning of period                          281,866,607         317,445,956
  End of period (including accumulated
    net investment loss and undistributed
    net investment income of ($35,703) and
    $49,783, respectively)                   $ 247,856,024       $ 281,866,607


See Notes to Financial Statements.


10


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2005
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Technology Portfolio (the "Portfolio"), formerly AllianceBernstein Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital. Current income is incidental to the Portfolio's objective. See Note K, Subsequent Events. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


11


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Porfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005, amounted to $762,452, of which $27,598 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                               PURCHASES              SALES
                                              ------------        ------------
Investment securities (excluding U.S.
  government securities)                      $253,033,497        $275,309,479
U.S. government securities                              -0-                 -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $ 202,122,384
Gross unrealized appreciation                                    $  45,793,184
Gross unrealized depreciation                                       (1,579,254)
Net unrealized appreciation                                      $  44,213,930

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


13


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Goverment securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE F: CAPITAL STOCK

There are 1,000,000,000 share of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              751,250     1,182,455   $  10,960,123   $  17,321,633
Shares redeemed       (2,135,549)   (2,487,001)    (31,171,724)    (35,151,097)
Net decrease          (1,384,299)   (1,304,546)  $ (20,211,601)  $ (17,829,464)

CLASS B
Shares sold            1,461,398     3,127,554   $  21,513,107   $  45,109,667
Shares redeemed       (2,912,902)   (5,255,261)    (42,009,029)    (74,059,001)
Net decrease          (1,451,504)   (2,127,707)  $ (20,495,922)  $ (28,949,334)

NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE I: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                       $ (279,857,006)(a)
Unrealized appreciation/(depreciation)                         44,162,271(b)
Total accumulated earnings/(deficit)                       $ (235,694,735)

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $279,821,303 of which $86,279,696 expires in the year 2009, $172,308,210 expires in the year 2010, and $21,233,397 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $26,434,489. Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred to January 1, 2006, post October foreign currency losses of $35,703.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency gains and net operating losses, resulted in a decrease in accumulated net investment loss, a decrease in accumulated net realized loss on investment and foreign currency transactions, and a decrease in additional paid-in capital. These reclassifications had no effect on net assets.


15


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20,


17


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


17


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: SUBSEQUENT EVENTS

As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital.


18


GLOBAL TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       CLASS A
                                            -----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.27       $14.49       $10.05       $17.24       $24.95

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.05)        (.03)(b)     (.11)        (.13)        (.12)
Net realized and unrealized gain (loss)
  on investment transactions                     .64          .81         4.55        (7.06)       (5.92)
Net increase (decrease) in net asset
  value from operations                          .59          .78         4.44        (7.19)       (6.04)

LESS: DISTRIBUTIONS
Distributions from net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-        (.11)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-       (1.56)
Total distributions                               -0-          -0-          -0-          -0-       (1.67)
Net asset value, end of period                $15.86       $15.27       $14.49       $10.05       $17.24

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.86%        5.38%       44.18%      (41.71)%     (25.23)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $99,781     $117,145     $130,127      $93,369     $235,252
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .92%         .88%        1.11%        1.20%        1.08%
  Expenses, before waivers and
    reimbursements                               .92%        1.06%        1.11%        1.20%        1.08%
  Net investment loss                           (.32)%       (.22)%(b)    (.86)%      (1.01)%       (.64)%
Portfolio turnover rate                           98%          86%          90%          68%          40%


See footnote summary on page 20.


19


GLOBAL TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.08       $14.35        $9.98       $17.15       $24.90

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.08)        (.07)(b)     (.14)        (.16)        (.17)
Net realized and unrealized gain (loss)
  on investment transactions                     .63          .80         4.51        (7.01)       (5.91)
Net increase (decrease) in net asset
  value from operations                          .55          .73         4.37        (7.17)       (6.08)

LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions                         -0-          -0-          -0-          -0-        (.11)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-       (1.56)
Total distributions                               -0-          -0-          -0-          -0-       (1.67)
Net asset value, end of period                $15.63       $15.08       $14.35        $9.98       $17.15

TOTAL RETURN
Total investment return based on net
  asset value (c)                               3.65%        5.09%       43.79%      (41.81)%     (25.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $148,075     $164,721     $187,319      $99,528     $179,076
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.17%        1.13%        1.37%        1.46%        1.33%
  Expenses, before waivers and
    reimbursements                              1.17%        1.31%        1.37%        1.46%        1.33%
  Net investment loss                           (.57)%       (.47)%(b)   (1.11)%      (1.27)%       (.92)%
Portfolio turnover rate                           98%          86%          90%          68%          40%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


20


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Global Technology Portfolio, formerly AllianceBernstein Technology Portfolio, of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Technology Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 6, 2006

/s/ Ernst & Young LLP


21


GLOBAL TECHNOLOGY PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Global Technology Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                             VOTED FOR      WITHHELD AUTHORITY
-------------------------------------------------------------------------------
      Ruth Block                            340,957,741          10,273,156
      David H. Dievler                      340,333,752          10,897,144
      John H. Dobkin                        340,541,359          10,689,538
      Michael J. Downey                     340,895,582          10,335,314
      William H. Foulk, Jr.                 340,477,311          10,753,585
      D. James Guzy                         340,313,267          10,917,629
      Marc O. Mayer                         340,857,320          10,373,576
      Marshall C. Turner, Jr.               340,480,301          10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                            VOTED           VOTED                       BROKER
                             FOR           AGAINST     ABSTAINED      NON-VOTES
-------------------------------------------------------------------------------
                          329,393,925     7,649,880    14,187,089             0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                            VOTED           VOTED                       BROKER
                             FOR           AGAINST     ABSTAINED      NON-VOTES
-------------------------------------------------------------------------------
3.A.  Diversification      12,967,870       450,384       429,566             0

3.B.  Issuing Senior       12,825,915       562,399       459,507             0
      Securities and
      Borrowing Money

3.C.  Underwriting         12,982 825       415,856       449,140             0
      Securities

3.D.  Concentration        13,025,327       402,169       420,324             0
      of Investments

3.E.  Real Estate          13,029,860       403,944       414,017             0
      and Companies
      that Deal in
      Real Estate

3.F.  Commodities,         12,880,991       526,416       440,413             0
      Commodity
      Contracts and
      Futures Contracts

3.G.  Loans                12,830,297       576,870       440,653             0

3.H.  Joint Securities     12,874,399       517,852       455,569             0
      Trading Accounts

3.I.  Exercising Control   13,054,554       332,393       460,873             0

3.J.  Other Investment     12,895,371       514,211       438,238             0
      Companies

3.K.  Oil, Gas, and        13,010,889       395,127       441,804             0
      Other Types of
      Minerals or
      Mineral Leases
3.L.  Purchases of         12,708,006       670,323       469,491             0
      Securities on
      Margin


22


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                            VOTED             VOTED                     BROKER
                             FOR             AGAINST      ABSTAINED   NON-VOTES
-------------------------------------------------------------------------------

3.M.  Short Sales            12,854,906       497,489      495,425            0

3.N.  Pledging,              12,761,472       607,896      478,452            0
      Hypothecating,
      Mortgaging, or
      Otherwise
      Encumbering Assets

3.O.  Illiquid or            12,796,811       558,625      492,384            0
      Restricted
      Securities

3.Q.  Unseasoned             12,755,623       574,287      517,910            0
      Companies

3.T.  Securities             12,743,384       607,936      496,501            0
      of Issuers
      in which
      Officers,
      Directors,
      or Partners
      Have an Interest

3.U.  Option Transactions    12,777,674       552,118      518,028            0

4.A.  The reclassification   12,936,793       461,593      449,434            0
      of theof the
      Portfolio's
      fundamental
      investment
      objective as
      non-fundamental
      with no change
      to the
      investment objective.

4.B.  The reclassification   12,921,075       411,349       515,396           0
      as non-fundamental
      and with changes
      to the Portfolio's
      investment objective.


23


GLOBAL TECHNOLOGY PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), CHAIRMAN
MARC O. MAYER, PRESIDENT
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS

PHILIP L. KIRSTEIN, SENIOR VICE PRESIDENT AND
  INDEPENDENT COMPLIANCE OFFICER
THOMAS J. BARDONG, VICE PRESIDENT
JANET A. WALSH(2), VICE PRESIDENT
EMILIE D. WRAPP, SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
THOMAS R. MANLEY, CONTROLLER


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolio's portfolio are made by Ms. Janet Walsh, a member of the Adviser's Global Technology Research Team.


24


GLOBAL TECHNOLOGY PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIP
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of Alliance                    106                SCB Partners, Inc.;
1345 Avenue of the Americas        Capital Management Corporation                                             SCB, Inc.
New York, NY 10105                 ("ACMC") since 2001 and Chairman
10/2/57                            of the Board of AllianceBernstein
(2005)                             InvestmentResearch and Management,
                                   Inc. ("ABIRM") since 2000; prior thereto,
                                   Chief Executive Officer of Sanford C.
                                   Bernstein & Co., LLC (institutional
                                   research and brokerage arm of
                                   Bernstein & Co. LLC ("SCB &
                                   Co.")) and its predecessor since
                                   prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **       Investment adviser and an independent                   108                None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
CHAIRMAN OF THE BOARD              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief             106                None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   Governor at Large, National Association
                                   of Securities Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December 1994,            107                None
P.O. Box 167                       he was Senior Vice President of ACMC
Spring Lake, NJ 07762              responsible for mutual fund administration.
10/23/29                           Prior to joining ACMC in 1984, he was Chief
(1990)                             Financial Officer of Eberstadt Asset Management
                                   since 1968. Prior to that, he was a Senior
                                   Manager at Price Waterhouse & Co. Member of
                                   American Institute of Certified Public Accountants
                                   since 1953.


25


GLOBAL TECHNOLOGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                                         PORTFOLIOS
                                                                                         IN FUND          OTHER
NAME, ADDRESS,                   PRINCIPAL                                               COMPLEX          DIRECTORSHIP
DATE OF BIRTH                    OCCUPATION(S)                                           OVERSEEN BY      HELD BY
(YEAR ELECTED*)                  DURING PAST 5 YEARS                                     DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

John H. Dobkin, #                Consultant. Formerly President of Save Venice,          106              None
P.O. Box 12                      Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504              Senior Advisor from June 1999-June 2000
2/19/42                          and President of Historic Hudson Valley (historic
(1992)                           preservation) from December 1989-May 1999.
                                 Previously, Director of the National Academy
                                 of Design and during 1988-1992, Director and
                                 Chairman of the Audit Committee of ACMC.

Michael J. Downey, #             Consultant since January 2004.                          106              Asia Pacific Fund, Inc.,
c/o Alliance Capital             Formerly managing partner of                                             and The Merger Fund
Management L.P.                  Lexington Capital, LLC (investment
1345 Avenue of the Americas      advisory firm) from December 1997
New York, NY 10105               until December 2003. Prior thereto,
Attn: Philip L. Kirstein         Chairman and CEO of Prudential
1/26/44                          Mutual Fund Management from
(2005)                           1987 to 1993.

D. James Guzy, #                 Chairman of the Board of PLX                            106              Intel Corporation (semi-
P.O. Box 128                     Technology (semi-conductors) and of                                      conductors); Cirrus
Glenbrook, NV 89413              SRC Computers Inc., with which he                                        Logic Corporation (semi-
3/7/36                           has been associated since prior to                                       conductors);
(2005)                           2001. He is also President of the Arbor                                  Novellus Corporation
                                 Company (private family investments).                                    (semi-conductor
                                                                                                          equipment); Micro
                                                                                                          Component Technology
                                                                                                          (semi-conductor
                                                                                                          equipment); the Davis
                                                                                                          Selected Advisors
                                                                                                          Group of Mutual Funds;
                                                                                                          and LogicVision

Marshall C. Turner, Jr., #       CEO of Toppan Photomasks, Inc.                          106              Toppan Photomasks, Inc.;
220 Montgomery Street            (semi-conductor manufacturing services),                                 the George Lucas
Penthouse 10                     Austin, Texas, from 2003 to present, and                                 Educational Foundation;
San Francisco, CA 94104-3402     President since company acquired in 2005,                                and Chairman of the
10/10/41                         and name changed from DuPont Photomasks.                                 Board of the
(2005)                           Prior to the company's sale in 2005, he was                              Smithsonian's National
                                 Chairman and CEO. He has also been Principal                             Museum of Natural
                                 of Turner Venture Associates since 1993.                                 History

*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

**   Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.


26


GLOBAL TECHNOLOGY PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS*                PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
AND DATE OF RTH               HELD WITH FUND                DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and                 See biography above.
10/2/57                       Chief Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
5/29/45                       and Independent               Officer of the AllianceBernstein Funds, with which he
                              Compliance Officer            has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from October 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2001 until March 2003.

Thomas J. Bardong             Vice President                Senior Vice President of ACMC**, with which he has
4/28/45                                                     been associated since prior to 2001.

Janet A. Walsh                Vice President                Senior Vice President of ACMC**, with which she has
2/2/62                                                      been associated since prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General Counsel
11/13/55                                                    and Assistant Secretary of ABIRM**, with which
                                                            she has been associated since prior to 2001.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global Investor
10/4/50                       Financial Officer             Services, Inc. ("AGIS")** and Vice President of
                                                            ABIRM**, with which he has  been associated since
                                                            prior to 2001.

Thomas R. Manley              Controller                    Vice President of ACMC**, with which he has been
8/3/51                                                      associated since prior to 2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


27


GLOBAL TECHNOLOGY PORTFOLIO
CONTINUANCE DISCLOSURE
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

IN THIS DISCLOSURE, THE TERM "FUND" REFERS TO ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., AND THE TERM "PORTFOLIO" REFERS TO
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


28


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

     11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.    the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


29


GLOBAL TECHNOLOGY PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 8 to 7 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 40 to 23 funds (depending on the year) in its Lipper category selected by Lipper (the "Per-


30


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

formance Universe") for periods ended September 30, 2005 over the 1-, 3- and 5-year periods, and as compared to the Morgan Stanley Capital International World Information Technology Index (Net) (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3- and 5-year periods. The directors noted that in the Performance Group comparison the Portfolio was in the 3rd quintile in the 1-year period (adjusted to the 4th quintile by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles), 5th quintile in the 3-year period and 1st quintile in the 5-year period, and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 1- and 3-year periods and 3rd quintile in the 5-year period (adjusted to the 4th quintile in the 5-year period by the Senior Officer). The comparative information showed that the Portfolio outperformed the Index in the 1- and 5-year periods and underperformed the Index in the YTD and 3-year periods. No performance information was available for the Index in the since inception period (January 1996 inception). Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio's fee rate is a monthly fee based on average daily net assets whereas the Corresponding Fund's fee rate is a quarterly fee based on net asset value at the end of each quarter. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 2 basis points and that as a result the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was slightly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was slightly higher than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Portfolio's expense ratio was satisfactory.


31


GLOBAL TECHNOLOGY PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


32


GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Global Technology Portfolio (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.     Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

               ADVISORY FEE
               BASED ON % OF AVERAGE
CATEGORY       DAILY NET ASSETS                   FUND
-------------------------------------------------------------------------------
Specialty      75 bp on 1st $2.5 billion          Global Technology
               65 bp on next $2.5 billion         Portfolio
               60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                          AS A % OF AVERAGE
FUND                                       AMOUNT         DAILY NET ASSETS
-------------------------------------------------------------------------------
Global Technology Portfolio               $69,000               0.02%

(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


33


GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                              GROSS EXPENSE RATIO        FISCAL YEAR
-------------------------------------------------------------------------------
Global Technology Portfolio          Class A  1.06%          December 31
                                     Class B  1.31%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has almost the same advisory fee schedule as the Fund.(3)

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                              FEE
-------------------------------------------------------------------------------
International Technology                                1.20%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

(3) The advisory fee breakpoints of the Fund and the AllianceBernstein Global Technology Fund, Inc. (the other AllianceBernstein Mutual Fund) are the same. However, the advisory fees of the AllianceBernstein Global Technology Fund, Inc. are paid on a quarterly basis and are based on the fund's net assets at the end of each quarter, in contrast to the Fund, whose advisory fees are paid on a monthly basis and are based on the Fund's average daily net assets.


34


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                        EFFECTIVE        LIPPER
                                       MANAGEMENT        GROUP
FUND                                       FEE           MEDIAN        RANK
-------------------------------------------------------------------------------
Global Technology Portfolio               0.750           0.750         3/8

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe6. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                        		   LIPPER     LIPPER    LIPPER     LIPPER
                        EXPENSE       UNIVERSE   UNIVERSE    GROUP      GROUP
FUND                  RATIO (%)(7)   MEDIAN (%)    RANK     MEDIAN (%)   RANK
-------------------------------------------------------------------------------
Global Technology
  Portfolio               0.882         0.884      19/39     0.851       6/8

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice

(4) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)    Most recent fiscal year end Class A share total expense ratio.


35


GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                 12b-1 FEE RECEIVED
-------------------------------------------------------------------------------
Global Technology Portfolio                              $427,447

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                         ADVISER
                                                       PAYMENTS TO
FUND                                                      ABIRM
-------------------------------------------------------------------------------
Global Technology Portfolio                              $643,193

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of

(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


36


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, and 5 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

GLOBAL TECHNOLOGY PORTFOLIO                             GROUP       UNIVERSE
-------------------------------------------------------------------------------
1 year                                                   5/8          29/40
3 year                                                   7/8          26/40
5 year                                                   1/7          14/23

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(12) versus its benchmark(13).

                                      PERIODS ENDING SEPTEMBER 30, 2005
                                           ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                            1 YEAR     3 YEAR     5 YEAR    SINCE INCEPTION
-------------------------------------------------------------------------------
Global Technology Portfolio      14.31      19.84     -13.86          5.88
MSCI World IT Index (Net)        13.53      22.05     -14.41           n/a
Goldman Sachs Technology
  Composite Index                13.83      24.39     -15.24           n/a

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

(9)    The performance rankings are for the Class A shares of the Fund.

(10)   The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(12)   The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


37





[LOGO] ALLIANCEBERNSTEIN(R)
       Investment Research and Management


AllianceBernstein
Variable Products Series Fund, Inc.



                                              ----------------------------
                                                Annual Report

                                                        December 31, 2005
                                              ----------------------------

> AllianceBernstein Worldwide Privatization Portfolio

                           Investment Products Offered
                         -----------------------------
                            o  Are Not FDIC Insured
                            o  May Lose Value
                            o  Are Not Bank Guaranteed

                         -----------------------------


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

WORLDWIDE PRIVATIZATION
PORTFOLIO                        AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

LETTER TO INVESTORS

February 9, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Worldwide Privatization Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005. On February 1, 2006, the Portfolio's name changed to International Growth Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

Until February 1, 2006, the Portfolio's investment objective was long-term capital appreciation. As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital. The Portfolio invests principally in equity securities of companies that are undergoing, or have undergone, privatization. The Portfolio also invests in securities of companies Alliance believes will benefit from privatizations.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its new benchmark, the Morgan Stanley Capital International (MSCI) All Country World (minus the U.S.) Index, for the one-, five- and 10-year periods ended December 31, 2005. Performance is also shown for the Portfolio's old benchmark, the MSCI World (minus the U.S.) Index. The Portfolio's benchmark was changed because the new benchmark more closely matches the Portfolio's investment style.

For the annual reporting period ended December 31, 2005, the Portfolio outperformed its new benchmark. This outperformance was due to a combination of positive returns from both stock selection and from asset allocation. Looking first at stock selection, developed market stocks had an overall constructive impact on the Portfolio's investment result. The positive contribution was made from the Portfolio's European holdings being partially offset by a moderately negative impact from Japanese positions. Emerging market stock selection was also positive, as stocks from both Latin America and East Europe, Middle East and Africa (EMEA) made significant contributions to relative investment return. Looking at asset allocation, the Portfolio's relative overweight position in emerging market equities continued to have a major positive impact on the Portfolio's relative returns. However, relative underweight positions in Canadian and Japanese stocks did detract from the Portfolio's overall investment result during the review period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended December 31, 2005, international equity markets posted impressive performance. Global economic and corporate-profit growth remained strong, while inflation remained at benign levels despite a steep rise in both energy and commodity prices. Vigorous expansion in the U.S. economy, combined with the continued strength in Chinese growth, proved the main engines that supported the healthy global economic outlook. Investors were pleased with the prospect of a sustained economic rebound in Japan after a period of erratic economic growth. Indeed, renewed interest in the Japanese equity market resulted in strong relative performance during the reporting period. The European region posted relatively slower economic growth and generally witnessed positive, although relatively subdued, equity market returns.

The emerging markets maintained their leadership relative to the developed markets. The Latin American and EMEA regions enjoyed particularly strong relative performance, as investors were impressed with their solid macroeconomic fundamentals and policy; both regions were also beneficiaries of the strength in commodity prices and general declining interest rate expectations. The emerging Asian region also boasted strong performance, with Korea being a notably buoyant market following strong improvement in economic and corporate earnings trends.

At the sector level, the sectors that performed relatively strongly included energy and basic industry. This was due to the respective strength in oil and commodity prices and the capital goods sector following positive order trends underpinned by the robust global economy. Sectors that lagged included utilities, consumer staples, consumer discretionary and health care.

Despite a rising trend in U.S. interest rates, international equity markets were supported by both global liquidity levels, which remained generally high, and continued investor appetite for risk. A rise in merger and acquisition activity also proved a positive catalyst for the equity markets during the reporting period.

The Portfolio's overall investment strategy remains intact. The Portfolio's management team continued to select international stocks based on its highest conviction in-house research recommendations. The Portfolio remains well diversified with strong representation in both developed and emerging markets and in a wide array of economic sectors.

WORLDWIDE PRIVATIZATION PORTFOLIO
HISTORICAL PERFORMANCE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.


BENCHMARK DISCLOSURE

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index nor the unmanaged MSCI All Country World (minus the U.S.) Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World (minus the U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States. The MSCI All Country World (minus the U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Worldwide Privatization Portfolio.

A WORD ABOUT RISK

Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

--------------------------------------------------------------------------------
(Historical Performance continued on next page)

WORLDWIDE PRIVATIZATION PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)   ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

                                                               Returns
THE PORTFOLIO VS. ITS BENCHMARK                       --------------------------
PERIODS ENDED DECEMBER 31, 2005                       1 Year  5 Years   10 Years
--------------------------------------------------------------------------------
AllianceBernstein Worldwide Privatization Portfolio
  Class A                                             20.84%   11.29%    11.75%
--------------------------------------------------------------------------------
AllianceBernstein Worldwide Privatization Portfolio
  Class B                                             20.55%   11.11%     6.05%*
--------------------------------------------------------------------------------
MSCI All Country World (minus the U.S.) Index         16.62%    6.27%      n/a
--------------------------------------------------------------------------------
MSCI World (minus the U.S.) Index                     14.47%    4.92%     6.22%
--------------------------------------------------------------------------------

n/a: not applicable.


*     Since inception of the Portfolio's Class B shares on 7/3/00.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/95 - 12/31/05

AllianceBernstein Worldwide Privatization Portfolio Class A: $30,375 MSCI All Country World (ex-U.S.) Index*: $19,502
MSCI World(ex-U.S.)Index: $18,290


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   AllianceBernstein         MSCI World      MSCI All Country
                Worldwide Privatization      (Ex-U.S.)       World (Ex-U.S.)
                   Portfolio Class A           Index              Index*
-------------------------------------------------------------------------------
12/31/95               $10,000                $10,000            $10,000
12/31/96               $11,851                $10,687            $10,687
12/31/97               $13,125                $10,930            $10,930
12/31/98               $14,546                $12,980            $12,980
12/31/99               $23,104                $16,605            $16,605
12/31/00               $17,792                $14,385            $14,385
12/31/01               $14,716                $11,307            $11,547
12/31/02               $14,100                $ 9,520            $ 9,821
12/31/03               $20,227                $13,273            $13,830
12/31/04               $25,136                $15,978            $16,722
12/31/05               $30,375                $18,290            $19,502


* Data is not available for the MSCI All Country World (ex-U.S.) Index until 12/31/01. Returns listed for this Index from 12/31/95 to 12/31/00 are for the MSCI World (ex-U.S.) Index.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Worldwide Privatization Portfolio Class A shares (from 12/31/95 to 12/31/05) as compared to the performance of the Portfolio's new benchmark, the MSCI All Country World (minus the U.S.) Index and its old benchmark, the MSCI World (minus the U.S.) Index. The chart assumes the reinvestment of dividends and capital gains.

--------------------------------------------------------------------------------
See Historical Performance and Benchmark disclosures on previous page.

WORLDWIDE PRIVATIZATION PORTFOLIO
FUND EXPENSES                    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                      Beginning          Ending
                                    Account Value     Account Value     Expenses Paid      Annualized
Worldwide Privitization Portfolio   July 1, 2005    December 31, 2005   During Period*   Expense Ratio*
---------------------------------   -------------   -----------------   --------------   --------------
CLASS A
Actual ..........................     $  1,000         $  1,182.75          $  7.81          1.42%
Hypothetical (5% return before
    expenses) ...................     $  1,000         $  1,018.05          $  7.22          1.42%
CLASS B
Actual ..........................     $  1,000         $  1,181.42          $  9.18          1.67%
Hypothetical (5% return before
    expenses) ...................     $  1,000         $  1,016.79          $  8.49          1.67%

--------------------------------------------------------------------------------
* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

WORLDWIDE PRIVATIZATION PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPANY                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Kookmin Bank (Common & ADR)                 $  2,423,731           2.9%
Nomura Holdings, Inc.                          1,957,699           2.4
BAE Systems Plc                                1,864,835           2.2
Mitsubishi Tokyo Financial Group, Inc.         1,838,396           2.2
America Movil, SA de CV(ADR)                   1,577,113           1.9
ING Groep NV                                   1,530,763           1.8
East Japan Railway Co.                         1,489,605           1.8
Petroleo Brasilero, SA (ADR)                   1,416,139           1.7
Banco Bibao Vizcaya Argentaria, SA             1,324,643           1.6
Eni S.p.A                                      1,281,436           1.5
                                            ------------          ----
                                            $ 16,704,360          20.0%
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
DECEMBER 31, 2005
--------------------------------------------------------------------------------
SECTOR                                      U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Finance                                     $ 22,876,282          27.4%
Consumer Services                             11,135,629          13.3
Utilities                                      9,332,720          11.2
Energy                                         8,516,011          10.2
Technology                                     7,037,920           8.4
Consumer Staples                               4,421,912           5.3
Health Care                                    4,187,968           5.0
Basic Industry                                 3,765,223           4.5
Consumer Manufacturing                         3,618,609           4.3
Transportation                                 2,754,088           3.3
Aerospace & Defense                            1,864,835           2.2
Capital Goods                                    626,156           0.7
                                            ------------         -----
Total Investments*                            80,137,353          95.8
Cash and receivables, net of liabilities       3,515,232           4.2
                                            ------------         -----
Net Assets                                  $ 83,652,585         100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*     Excludes short-term investments.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

WORLDWIDE PRIVATIZATION PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Japan                                       $ 11,310,009          13.5%
United Kingdom                                 8,685,483          10.4
France                                         8,478,638          10.1
Brazil                                         4,355,921           5.2
Peoples Republic of China                      3,243,709           3.9
Spain                                          3,226,737           3.9
South Korea                                    3,225,064           3.9
Taiwan                                         2,865,362           3.4
Mexico                                         2,752,779           3.3
Russia                                         2,712,057           3.2
Italy                                          2,679,753           3.2
South Africa                                   2,669,266           3.2
Switzerland                                    2,589,592           3.1
Germany                                        2,292,973           2.7
Turkey                                         1,900,623           2.3
India                                          1,741,383           2.1
Netherlands                                    1,700,273           2.0
Ireland                                        1,445,603           1.7
Norway                                         1,340,664           1.6
Hong Kong                                      1,266,792           1.5
Finland                                        1,231,132           1.5
Thailand                                       1,018,794           1.2
Singapore                                      1,015,416           1.2
Greece                                         1,006,345           1.2
Israel                                           964,896           1.2
Australia                                        884,597           1.1
Other*                                         3,533,492           4.2
                                            ------------          ----
Total Investments**                           80,137,353          95.8
Cash and receivables, net of liabilities       3,515,232           4.2

                                            ------------          ----
Net Assets                                  $ 83,652,585          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Egypt, Hungary, Indonesia, Luxembourg, Malaysia, Peru and Poland.

**    Excludes short-term investments.

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON & PREFERRED
   STOCKS - 95.8%
FINANCE - 27.4%
BANKING - MONEY
   CENTER - 11.5%
Allied Irish Banks Plc
   (Ireland) ...............................           34,848     $     745,417
Banco Bilbao Vizcaya
   Argentaria, SA (Spain) ..................           74,194         1,324,643
Bank Hapoalim Ltd. (Israel) ................          209,200           964,896
BNP Paribas, SA (France) ...................           13,446         1,086,199
DBS Group Holdings Ltd.
   (Singapore) .............................           31,172           308,840
Icici Bank Ltd. (India) ....................           23,433           303,437
Kookmin Bank (ADR)
   (South Korea) ...........................           16,735         1,250,272
Kookmin Bank
   (South Korea) (a) .......................           15,570         1,173,459
Mitsubishi Tokyo Financial
   Group, Inc. (Japan) .....................              135         1,838,396
OTP Bank Rt. (Hungary) .....................           20,054           655,579
                                                                  -------------
                                                                      9,651,138
                                                                  -------------
BANKING -
   REGIONAL - 4.5%
China Construction Bank
   (Peoples Republic of
   China) (a) (b) ..........................        2,858,000           995,222
DNB NOR ASA (Norway) .......................           42,500           452,466
Deutsche Postbank AG
   (Germany) ...............................            5,905           342,414
Grupo Financiero Banorte,
SA de CV CI. B (Mexico) ....................          108,000           223,669
Siam Commercial Bank Plc
   (Thailand) ..............................          283,100           358,835
Turkiye Is Bankasi (Turkey) ................          145,688         1,253,734
Turkiye Vakiflar Bankasi Tao
   (Turkey) (a) ............................           16,800            88,945
                                                                  -------------
                                                                      3,715,285
                                                                  -------------
BROKERAGE & MONEY
   MANAGEMENT - 2.3%
Nomura Holdings, Inc.
   (Japan) .................................          101,700         1,957,699
                                                                  -------------
INSURANCE - 4.1%
Cathay Financial Holding Co., Ltd.
   (Taiwan) ................................           99,000           178,992
Cathay Financial Holding Co.,
   Ltd. (GDR) (Taiwan) .....................           31,259           566,304
ING Groep NV (Netherlands) .................           44,127         1,530,763
Prudential Plc
   (United Kingdom) ........................           62,777           594,617
Swiss Reinsurance
   (Switzerland) ...........................            7,622           556,968
                                                                  -------------
                                                                      3,427,644
                                                                  -------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
REAL ESTATE -
   OTHER - 1.5%
The Link REIT
   (Hong Kong) (a) .........................          435,000     $     824,708
Urbi, Desarrollos Urbanos,
   SA de C.V. (Mexico) (a) .................           56,200           388,497
                                                                  -------------
                                                                      1,213,205
                                                                  -------------
MISCELLANEOUS - 3.5%
Aeon Credit Service Co., Ltd.
   (Japan) .................................            3,400           321,730
FirstRand Ltd. (South Africa) ..............          311,068           909,299
Industrial Development Bank
   of India (India) ........................          208,280           451,014
Itausa-Investimentos Itau,
SA pfd. (Brazil) (a) .......................          388,432         1,229,268
                                                                  -------------
                                                                      2,911,311
                                                                  -------------
                                                                     22,876,282
                                                                  -------------

CONSUMER
   SERVICES - 13.3%
ADVERTISING - 0.5%
WPP Group Plc
   (United Kingdom) ........................           40,147           434,336
                                                                  -------------
AIRLINES - 0.3%
Singapore Airlines Ltd.
   (Singapore) .............................           39,000           290,034
                                                                  -------------
BROADCASTING &
   CABLE - 1.6%
Grupo Televisa, SA (ADR)
   (Mexico) ................................            7,000           563,500
SES Global (Luxembourg) ....................           45,492           782,229
                                                                  -------------
                                                                      1,345,729
                                                                  -------------
CELLULAR
   COMMUNICATIONS - 5.7%
02 Plc (United Kingdom) ....................          299,311         1,017,809
America Movil, SA de CV
   Series L (ADR) (Mexico) .................           53,900         1,577,113
Mobile TeleSystems (ADR)
   (Russia) ................................            5,500           192,500
NTT DoCoMo, Inc. (Japan) ...................              321           488,853
Orascom Telecom Holding
   SAE (GDR) (Egypt) .......................            4,288           225,304
Turkcell Iletisim Hizmet AS
   (Turkey) ................................           92,485           557,944
Vodafone Group Plc
   (United Kingdom) ........................          311,917           671,224
                                                                  -------------
                                                                      4,730,747
                                                                  -------------
ENTERTAINMENT &
   LEISURE - 1.7%
Greek Organization of Football
   Prognosics (Greece) .....................           29,188         1,006,345
Namco Bandai Holdings, Inc.
   (Japan) .................................           26,150           382,267
                                                                  -------------
                                                                      1,388,612
                                                                  -------------

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
PRINTING &
   PUBLISHING - 0.7%
Naspers Ltd. (South Africa) ................           33,929     $     601,724
                                                                  -------------
RESTAURANTS &
   LODGING - 1.0%
Accor, SA (France) .........................           15,322           842,573
                                                                  -------------
RETAIL - GENERAL
   MERCHANDISE - 1.3%
Luxottica Group SpA (Italy) ................           16,757           425,747
Next Plc (United Kingdom) ..................           24,382           642,149
                                                                  -------------
                                                                      1,067,896
                                                                  -------------
MISCELLANEOUS - 0.5%
Capita Group Plc
   (United Kingdom) ........................           60,518           433,978
                                                                  -------------
                                                                     11,135,629
                                                                  -------------

UTILITIES - 11.2%
ELECTRIC & GAS
   UTILITY - 3.9%
Centrica Plc
   (United Kingdom) ........................          125,753           550,967
CPFL Energia, SA (ADR)
   (Brazil) ................................            6,600           230,010
Electric Power Development
   Co., Ltd. (Japan) .......................           15,700           539,069
Electricite de France
   (France) (a) ............................           10,705           405,301
Gaz de France (France) .....................            6,826           199,505
National Grid Plc
   (United Kingdom) ........................           91,477           894,357
Red Electrica de Espana
   (Spain) .................................           14,282           442,764
                                                                  -------------
                                                                      3,261,973
                                                                  -------------
TELEPHONE UTILITY - 5.8%
China Telecommunication
   Corp. (Peoples Republic
   of China) ...............................        1,606,000           588,831
Deutsche Telekom AG
   (Germany) ...............................           22,027           366,199
Egyptian Co. for Mobile
   Services (Egypt) ........................           11,918           416,079
France Telecom, SA (ADR)
   (France) ................................           37,418           929,662
KT Freetel Co., Ltd.
   (South Korea) ...........................           12,630           305,607
MTN Group Ltd.
   (South Africa) ..........................           66,459           652,660
Singapore Telecommunications
   Ltd. (Singapore) ........................          266,000           416,542
Telekom Malaysia Berhad
   (Malaysia) ..............................          164,500           415,774
Telekomunikasi Indonesia
   (Indonesia) .............................          668,000           398,487
Uralsvyazinform (ADR)
   (Russia) ................................           47,100           341,946
                                                                  -------------
                                                                      4,831,787
                                                                  -------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
MISCELLANEOUS - 1.5%
Veolia Environnement
   (France) ................................           27,393     $   1,238,960
                                                                  -------------
                                                                      9,332,720
                                                                  -------------

ENERGY - 10.2%
INTERNATIONAL - 7.8%
BP p.l.c. (United Kingdom) .................           51,030           546,394
China Petrolium & Chemical
   Corp. (Peoples Republic
   of China) ...............................        1,328,000           661,757
Eni S.p.A (Italy) ..........................           45,860         1,281,436
Lukoil Holdings (ADR)
   (Russia) ................................            8,648           514,556
Norsk Hydro ASA (Norway) ...................            8,632           888,198
Petroleo Brasilerio, SA (ADR)
   (Brazil) (a) ............................           22,000         1,416,139
Total, SA (France) .........................            4,827         1,217,243
                                                                  -------------
                                                                      6,525,723
                                                                  -------------
OIL SERVICE - 2.4%
Fortum Oyj (Finland) .......................           27,791           521,096
Hindustan Petroleum Co., Ltd.
   (India) .................................           49,835           363,682
Polski Koncern Naftowy Orlen,
   SA (Poland) .............................           23,083           445,551
PTT Public Co., Ltd.
   (Thailand) ..............................          119,800           659,959
                                                                  -------------
                                                                      1,990,288
                                                                  -------------
                                                                      8,516,011
                                                                  -------------

TECHNOLOGY - 8.4%
COMMUNICATION
   EQUIPMENT - 0.9%
AO VimpelCom (ADR)
   (Russia)(a) .............................           17,900           791,717
                                                                  -------------
COMMUNICATION
   SERVICES - 0.5%
AFK Sistema (GDR)
   (Russia) (b) ............................           16,374           394,613
                                                                  -------------
COMPUTER SERVICES - 0.4%
Indra Sistemas, SA (Spain) .................           19,301           377,406
                                                                  -------------
ELECTRONIC
   COMPONENTS - 0.6%
LG. Philips LCD Co., Ltd.
   (ADR) (South Korea) (a) .................           23,100           495,726
                                                                  -------------
INTERNET
   INFRASTRUCTURE - 1.2%
Fastweb (Italy) (a) ........................           21,284           972,570
                                                                  -------------

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
--------------------------------------------------------------------------------
SEMICONDUCTOR
   COMPONENTS - 1.9%
Advanced Semiconductor
   Engineering, Inc.
   (Taiwan) ................................          483,919     $     442,095
Taiwan Semiconductor
   Manufacturing Co., Ltd.
   (ADR) (Taiwan) ..........................           28,087           278,342
Taiwan Semiconductor
   Manufacturing Co.
   (Taiwan) ................................          442,503           843,126
                                                                  -------------
                                                                      1,563,563
                                                                  -------------
SOFTWARE - 1.7%
SAP AG (Germany) ...........................            2,927           527,471
TietoEnator Oyj (Finland) ..................           19,428           710,036
TomTom NV (Netherlands)(a) .................            4,936           169,510
                                                                  -------------
                                                                      1,407,017
                                                                  -------------
MISCELLANEOUS - 1.2%
Hoya Corp. (Japan) .........................           13,600           488,835
Tokyo Electron Ltd. (Japan) ................            8,700           546,473
                                                                  -------------
                                                                      1,035,308
                                                                  -------------
                                                                      7,037,920
                                                                  -------------

CONSUMER
   STAPLES - 5.3%
BEVERAGES - 0.6%
Pernod-Ricard, SA (France) .................            2,898           506,312
                                                                  -------------
FOOD - 1.0%
Nestle, SA (Switzerland) ...................            2,655           792,886
                                                                  -------------
RETAIL - FOOD &
   DRUG - 0.9%
Tesco Plc (United Kingdom) .................          131,205           747,863
                                                                  -------------
TOBACCO - 2.3%
Altadis, SA (Spain) ........................           20,062           909,285
Japan Tobacco, Inc. (Japan) ................               70         1,023,482
                                                                  -------------
                                                                      1,932,767
                                                                  -------------
MISCELLANEOUS - 0.5%
Yue Yuen Industrial Holdings
   (Hong Kong) .............................          159,000           442,084
                                                                  -------------
                                                                      4,421,912
                                                                  -------------

HEALTH CARE - 5.0%
   DRUGS - 4.4%
CSL Ltd. (Australia) .......................           28,559           884,597
Gedeon Richter Rt. (Hungary) ...............              589           105,881
Novartis AG (Switzerland) ..................           16,950           889,028
Roche Holding AG
   (Switzerland) ...........................            2,339           350,710
Sanofi-Aventis (France) ....................           10,182           891,407
Shionogi & Co., Ltd. (Japan) ...............           40,000           562,355
                                                                  -------------
                                                                      3,683,978
                                                                  -------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
MEDICAL SERVICES - 0.6%
Corporacion Dermoestetica
   (Spain) (a) .............................           16,420     $     172,639
Rhon-Klinikum AG
   (Germany) ...............................            8,672           331,351
                                                                  -------------
                                                                        503,990
                                                                  -------------
                                                                      4,187,968
                                                                  -------------
BASIC INDUSTRY - 4.5%
MINING & METALS - 4.5%
Anglogold Ashanti Ltd. (ADR)
   (South Africa) ..........................           10,249           505,583
China Shenhua Energy Co.,
   Ltd. (Peoples Republic of
   China) (a) ..............................          906,000           997,899
China Steel Corp. (Taiwan) .................          732,000           556,503
Companhia Vale do Rio Doce
   (ADR) (Brazil) ..........................           31,300         1,228,513
Mechel Steel Group OAO
   (ADR) (Russia) ..........................           11,500           277,955
Novolipetsk Steel (GDR)
(Russia) (a) ...............................           13,900           198,770
                                                                  -------------
                                                                      3,765,223
                                                                  -------------

CONSUMER
   MANUFACTURING - 4.3%
AUTO & RELATED - 2.1%
Tata Motors Ltd. (India) ...................           42,962           623,250
Toyota Motor Corp. (Japan) .................           21,700         1,133,697
                                                                  -------------
                                                                      1,756,947
                                                                  -------------
BUILDING &
   RELATED - 2.2%
CRH Plc (Ireland) ..........................           23,803           700,186
Vinci, SA (France) .........................           13,485         1,161,476
                                                                  -------------
                                                                      1,861,662
                                                                  -------------
                                                                      3,618,609
                                                                  -------------

TRANSPORTATION - 3.3%
RAILROAD - 2.1%
All America Latina
Logistica, SA (GDR)
   (Brazil) (b) ............................            5,900           251,991
East Japan Railway Co.
   (Japan) .................................              217         1,489,605
                                                                  -------------
                                                                      1,741,596
                                                                  -------------

SHIPPING - 0.3%
Associated British Ports
   Holding Plc
   (United Kingdom) ........................           28,420           286,954
MISCELLANEOUS - 0.9%
Fraport AG (Germany) .......................           13,647           725,538
                                                                  -------------
                                                                      2,754,088
                                                                  -------------

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
--------------------------------------------------------------------------------
AEROSPACE &
   DEFENSE - 2.2%
AEROSPACE - 2.2%
BAE Systems Plc
   (United Kingdom) ........................          283,696     $   1,864,835
                                                                  -------------
CAPITAL GOODS - 0.7%
ELECTRICAL
   EQUIPMENT - 0.6%
Yamada Denki Co., Ltd.
   (Japan) .................................            4,300           537,548
                                                                  -------------
ENGINEERING &
   CONSTRUCTION - 0.1%
Explosivios, SA Cl. C
   (Peru) (c) ..............................          302,906            88,608
                                                                  -------------
                                                                        626,156
                                                                  -------------
Total Common &
   Preferred Stocks
   (cost $56,763,833) ......................                         80,137,353
                                                                  -------------

                                                     Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM
   INVESTMENT - 2.7%
TIME DEPOSIT - 2.7%
The Bank of New York
   3.25%, 1/03/06
   (cost $2,246,000) .......................    $       2,246     $   2,246,000
                                                                  -------------
TOTAL
   INVESTMENTS - 98.5%
   (cost $59,009,833) ......................                         82,383,353
Other assets less
   liabilities - 1.5% ......................                          1,269,232
                                                                  -------------
NET ASSETS - 100% ..........................                      $  83,652,585
                                                                  =============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate market value of these securities amounted to $1,641,826 or 2.0% of net assets.

(c)   Illiquid security, valued at fair value.

      Glossary of Terms:

      ADR  -  American Depositary Receipt
      GDR  -  Global Depositary Receipt
      pfd. -  Preferred Stock


See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

ASSETS
    Investments in securities, at value (cost $59,009,833) ............................     $  82,383,353
    Cash ..............................................................................               680
    Foreign cash, at value (cost $1,876,279) ..........................................         1,855,749
    Receivable for foreign currency contracts .........................................           125,085
    Dividends and interest receivable .................................................           124,208
    Receivable for capital stock sold .................................................            54,359
                                                                                            -------------
    Total assets ......................................................................        84,543,434
                                                                                            -------------
LIABILITIES
    Payable for investment securities purchased and foreign currency contracts ........           545,334
    Payable for capital stock redeemed ................................................           175,579
    Advisory fee payable ..............................................................            52,186
    Foreign capital gain tax payable ..................................................            10,550
    Distribution fee payable ..........................................................             5,284
    Transfer agent fee payable ........................................................                57
    Accrued expenses ..................................................................           101,859
                                                                                            -------------
    Total liabilities .................................................................           890,849
                                                                                            -------------
NET ASSETS ............................................................................     $  83,652,585
                                                                                            =============
COMPOSITION OF NET ASSETS
    Capital stock, at par .............................................................     $       3,451
    Additional paid-in capital ........................................................        59,121,738
    Undistributed net investment income ...............................................           615,680
    Accumulated net realized gain on investment and foreign currency transactions .....           569,481
    Net unrealized appreciation of investments and foreign currency denominated
      assets and liabilities ..........................................................        23,342,235
                                                                                            -------------
                                                                                            $  83,652,585
                                                                                            =============
Class A Shares
    Net assets ........................................................................     $  58,437,638
                                                                                            =============
    Shares of capital stock outstanding ...............................................         2,407,454
                                                                                            =============
    Net asset value per share .........................................................     $       24.27
                                                                                            =============
Class B Shares
    Net assets ........................................................................     $  25,214,947
                                                                                            =============
    Shares of capital stock outstanding ...............................................         1,043,704
                                                                                            =============
    Net asset value per share .........................................................     $       24.16
                                                                                            =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2005     AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $185,247) .............................     $   1,620,550
    Interest ..........................................................................            42,960
                                                                                            -------------
    Total investment income ...........................................................         1,663,510
                                                                                            -------------
EXPENSES
    Advisory fee ......................................................................           482,777
    Distribution fee -- Class B .......................................................            48,653
    Custodian .........................................................................           222,204
    Administrative ....................................................................            75,250
    Printing ..........................................................................            50,651
    Audit .............................................................................            41,750
    Legal .............................................................................             3,954
    Directors' fees ...................................................................             1,000
    Transfer agency ...................................................................               794
    Miscellaneous .....................................................................            31,803
                                                                                            -------------
    Total expenses ....................................................................           958,836
                                                                                            -------------
    Net investment income .............................................................           704,674
                                                                                            -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
    Net realized gain (loss) on:
       Investment transactions ........................................................         4,988,352
       Foreign currency transactions ..................................................           (83,015)
    Net change in unrealized appreciation/depreciation of:
       Investments ....................................................................         7,405,441
       Foreign currency denominated assets and liabilities ............................           (25,516)
                                                                                            -------------
    Net gain on investment and foreign currency transactions ..........................        12,285,262
                                                                                            -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ............................................     $  12,989,936
                                                                                            =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF CHANGES
IN NET ASSETS                    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                                             Year Ended        Year Ended
                                                                                            December 31,      December 31,
                                                                                                2005              2004
                                                                                            -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income .............................................................     $     704,674     $     265,989
    Net realized gain on investment and foreign currency transactions .................         4,905,337         3,873,526
    Net change in unrealized appreciation/depreciation of investments and
      foreign currency denominated assets and liabilities .............................         7,379,925         6,357,878
                                                                                            -------------     -------------
    Net increase in net assets from operations ........................................        12,989,936        10,497,393
DIVIDENDS TO SHAREHOLDERS FROM
    Net investment income
       Class A ........................................................................          (185,286)          (80,328)
       Class B ........................................................................           (63,431)          (10,540)
CAPITAL STOCK TRANSACTIONS
    Net increase ......................................................................        15,212,895         3,613,557
                                                                                            -------------     -------------
    Total increase ....................................................................        27,954,114        14,020,082
NET ASSETS
    Beginning of period ...............................................................        55,698,471        41,678,389
                                                                                            -------------     -------------
    End of period (including undistributed net investment income
       of $615,680 and $242,738, respectively) ........................................     $  83,652,585     $  55,698,471
                                                                                            =============     =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Worldwide Privatization Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term capital appreciation. See Note K, Subsequent Events. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005, amounted to $191,068, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                                                  Purchases           Sales
                                                                                -------------     -------------
Investment securities (excluding U.S. government securities) ...............    $  41,832,066     $  26,734,398
U.S. government securities .................................................              -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost ........................................................................................     $  59,285,648
                                                                                                  =============
Gross unrealized appreciation ...............................................................     $  23,633,715
Gross unrealized depreciation ...............................................................          (536,010)
                                                                                                  -------------
Net unrealized appreciation .................................................................     $  23,097,705
                                                                                                  =============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                    -----------------------------     -----------------------------
                                               SHARES                            AMOUNT
                                    -----------------------------     -----------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended
                                    December 31,     December 31,     December 31,     December 31,
                                        2005             2004             2005             2004
                                    ------------     ------------     ------------     ------------
CLASS A
Shares sold ....................         878,813          463,506     $ 19,401,201     $  8,099,441
Shares issued in reinvestment
    of dividends ...............           9,159            4,857          185,286           80,327
Shares redeemed ................        (521,594)        (534,726)     (11,132,269)      (9,095,169)
                                    ------------     ------------     ------------     ------------
Net increase (decrease) ........         366,378          (66,363)    $  8,454,218     $   (915,401)
                                    ============     ============     ============     ============
CLASS B
Shares sold ....................         492,423          412,639     $ 10,378,684     $  7,077,333
Shares issued in reinvestment
    of dividends ...............           3,146              639           63,431           10,540
Shares redeemed ................        (172,820)        (146,584)      (3,683,438)      (2,558,915)
                                    ------------     ------------     ------------     ------------
Net increase ...................         322,749          266,694     $  6,758,677     $  4,528,958
                                    ============     ============     ============     ============

NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk -- Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk -- In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                       2005             2004
                                                   ------------     ------------
Distributions paid from:
    Ordinary income ...........................    $    248,717     $     90,868
                                                   ------------     ------------
Total taxable distributions ...................         248,717           90,868
                                                   ------------     ------------
Total distributions paid ......................    $    248,717     $     90,868
                                                   ============     ============

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..................     $    856,676
Undistributed long term capital gain ...........          604,300
Unrealized appreciation/(depreciation) .........       23,066,420(b)
                                                     ------------
Total accumulated earnings/(deficit) ...........     $ 24,527,396
                                                     ============

(a) During the current fiscal year, the Portfolio utilized capital loss carryforwards of $4,331,381.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of passive foreign investment companies.

During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency gains and losses, resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: SUBSEQUENT EVENTS

As of February 1, 2006, the Portfolio's investment objective is long-term growth of capital.

WORLDWIDE PRIVATIZATION PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       ----------------------------------------------------------------------
                                                                                      CLASS A
                                                       ----------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                          2005           2004           2003           2002           2001
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period ................  $    20.18     $    16.28     $    11.48     $    12.18     $    15.64
                                                       ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a) ...........................         .25            .11(b)         .04            .07(b)         .20(b)
Net realized and unrealized gain (loss) on investment
    and foreign currency transactions ...............        3.94           3.83           4.91           (.56)         (2.82)
                                                       ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value from
    operations ......................................        4.19           3.94           4.95           (.49)         (2.62)
                                                       ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ................        (.10)          (.04)          (.15)          (.21)          (.03)
Distributions from net realized gain on investment
    transactions ....................................         -0-            -0-            -0-            -0-           (.81)
                                                       ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ...................        (.10)          (.04)          (.15)          (.21)          (.84)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ......................  $    24.27     $    20.18     $    16.28     $    11.48     $    12.18
                                                       ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c)        20.84%         24.27%         43.46%         (4.19)%       (17.29)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........  $   58,438     $   41,198     $   34,302     $   27,136     $   37,411
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements .....        1.41%          1.65%          2.17%          1.54%           .95%
    Expenses, before waivers and reimbursements .....        1.41%          1.81%          2.17%          1.98%          1.65%
    Net investment income ...........................        1.16%           .65%(b)        .34%           .61%(b)       1.50%(b)
Portfolio turnover rate .............................          43%            60%            44%            46%            35%

--------------------------------------------------------------------------------
See footnote summary on page 23.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       ----------------------------------------------------------------------
                                                                                      CLASS B
                                                       ----------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                          2005           2004           2003           2002           2001
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period ................  $    20.11     $    16.24     $    11.47     $    12.17     $    15.62
                                                       ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a) ...........................         .21            .07(b)         .02            .03(b)         .10(b)
Net realized and unrealized gain (loss) on investment
    and foreign currency transactions ...............        3.91           3.82           4.88           (.53)         (2.71)
                                                       ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value from
    operations ......................................        4.12           3.89           4.90           (.50)         (2.61)
                                                       ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ................        (.07)          (.02)          (.13)          (.20)          (.03)
Distributions from net realized gain on investment
    transactions ....................................         -0-            -0-            -0-            -0-           (.81)
                                                       ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ...................        (.07)          (.02)          (.13)          (.20)          (.84)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ......................  $    24.16     $    20.11     $    16.24     $    11.47     $    12.17
                                                       ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c)        20.55%         23.97%         43.07%         (4.26)%       (17.28)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........  $   25,215     $   14,501     $    7,376     $    3,609     $    1,092
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements .....        1.66%          1.90%          2.41%          1.79%          1.19%
    Expenses, before waivers and reimbursements .....        1.66%          2.06%          2.41%          2.23%          1.93%
    Net investment income ...........................         .95%           .41%(b)        .13%           .28%(b)        .80%(b)
Portfolio turnover rate .............................          43%            60%            44%            46%            35%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b)   Net of expenses waived or reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Worldwide Privatization Portfolio

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Worldwide Privatization Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Worldwide Privatization Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                  /s/ Ernst & Young LLP


New York, New York
February 6, 2006

WORLDWIDE PRIVATIZATION PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Worldwide Privatization Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                          Voted For         Withheld Authority
                                        -------------       ------------------
      Ruth Block                          340,957,741           10,273,156
      David H. Dievler                    340,333,752           10,897,144
      John H. Dobkin                      340,541,359           10,689,538
      Michael J. Downey                   340,895,582           10,335,314
      William H. Foulk, Jr                340,477,311           10,753,585
      D. James Guzy                       340,313,267           10,917,629
      Marc O. Mayer                       340,857,320           10,373,576
      Marshall C. Turner, Jr              340,480,301           10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                             Voted For    Voted Against     Abstained    Broker Non-Votes
                                           -----------    -------------    ----------    ----------------
                                           329,393,925        7,649,880    14,187,089                   0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                             Voted For    Voted Against     Abstained    Broker Non-Votes
                                           -----------    -------------    ----------    ----------------
3.A.  Diversification                        2,741,726            1,515         2,380                   0

3.B.  Issuing Senior Securities              2,741,726            1,515         2,380                   0
      and Borrowing Money

3.D.  Concentration of Investments           2,741,726            1,515         2,380                   0

3.E.  Real Estate and Companies that         2,734,278            8,535         2,807                   0
      Deal in Real Estate

3.F.  Commodities, Commodity Contracts       2,741,299            1,515         2,807                   0
      and Futures Contracts

3.G.  Loans                                  2,741,299            1,515         2,807                   0

3.H.  Joint Securities Trading Accounts      2,741,299            1,942         2,380                   0

3.I.  Exercising Control                     2,741,299            1,515         2,807                   0

3.K.  Oil, Gas, and Other Types of           2,741,299            1,942         2,380                   0
      Minerals or Mineral Leases

3.L.  Purchases of Securities on Margin      2,734,278            8,963         2,380                   0

WORLDWIDE PRIVATIZATION PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited) (continued)          AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                             Voted For    Voted Against     Abstained    Broker Non-Votes
                                           -----------    -------------    ----------    ----------------
3.M.  Short Sales                            2,734,278            8,963         2,380                   0

3.N.  Pledging, Hypothecating,               2,734,278            8,535         2,807                   0
      Mortgaging, or Otherwise
      Encumbering Assets

3.S.  65% Investment Limitations             2,741,299            1,515         2,807                   0

4.B.  The reclassification as non-           2,741,299            1,515         2,807                   0
      fundamental and with changes
      to the Portfolio's investment
      objective

WORLDWIDE PRIVATIZATION
PORTFOLIO                        AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer
Edward D. Baker III(2), Vice President
Michael Levy(2), Vice President
Jean Van de Walle, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

DISTRIBUTOR

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT


Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036


--------------------------------------------------------------------------------
(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Global Emerging Growth Investment Team. Mr. Edward Baker and Mr. Michael Levy are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

WORLDWIDE PRIVATIZATION
PORTFOLIO                        AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                      IN FUND                OTHER
       NAME, ADDRESS,                               PRINCIPAL                         COMPLEX            DIRECTORSHIPS
       DATE OF BIRTH                              OCCUPATION(S)                     OVERSEEN BY             HELD BY
      (YEAR ELECTED*)                          DURING PAST 5 YEARS                    DIRECTOR             DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                Executive Vice President of Alliance Capital            106           SCB Partners, Inc.;
1345 Avenue of the Americas     Management Corporation ("ACMC") since                                      SCB, Inc.
New York, NY 10105              2001 and Chairman of the Board of
10/2/57                         AllianceBernstein Investment Research and
(2005)                          Management, Inc. ("ABIRM") since 2000;
                                prior thereto, Chief Executive Officer of Sanford
                                C. Bernstein & Co., LLC (institutional
                                research and brokerage arm of
                                Bernstein & Co. LLC ("SCB & Co.")) and
                                its predecessor since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, **    Investment adviser and an independent                   108                  None
2 Sound View Drive              consultant. He was formerly Senior Manager
Suite 100                       of Barrett Associates, Inc., a registered
Greenwich, CT 06830             investment adviser, with which he had been
Chairman of the Board           associated since prior to 2001. He was formerly
9/7/32                          Deputy Comptroller and Chief Investment
(1990)                          Officer of the State of New York and, prior
                                thereto, Chief Investment Officer of the
                                New York Bank for Savings.

Ruth Block, #, ***              Formerly Executive Vice President and Chief             106                  None
500 SE Mizner Blvd.             Insurance Officer of The Equitable Life
Boca Raton, FL 33432            Assurance Society of the United States;
11/7/30                         Chairman and Chief Executive Officer of Evlico
(1992)                          (insurance); Director of Avon, BP (oil and gas),
                                Ecolab Incorporated (specialty chemicals),
                                Tandem Financial Group and Donaldson, Lufkin &
                                Jenrette Securities Corporation; Governor at
                                Large, National Association of Securities
                                Dealers, Inc.

David H. Dievler, #             Independent consultant. Until December 1994, he         107                  None
P.O. Box 167                    was Senior Vice President of ACMC responsible
Spring Lake, NJ 07762           for mutual fund administration. Prior to joining
10/23/29                        ACMC in 1984, he was Chief Financial Officer of
(1990)                          Eberstadt Asset Management since 1968. Prior to
                                that, he was a Senior Manager at Price
                                Waterhouse & Co. Member of American Institute of
                                Certified Public Accountants since 1953.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                                     PORTFOLIOS
                                                                                      IN FUND                OTHER
       NAME, ADDRESS,                               PRINCIPAL                         COMPLEX            DIRECTORSHIPS
       DATE OF BIRTH                              OCCUPATION(S)                     OVERSEEN BY             HELD BY
      (YEAR ELECTED*)                          DURING PAST 5 YEARS                    DIRECTOR             DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin, #               Consultant. Formerly President of Save Venice,          106                  None
P.O. Box 12                     Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504             Senior Advisor from June 1999-June 2000
2/19/42                         and President of Historic Hudson Valley (historic
(1992)                          preservation) from December 1989-May 1999.
                                Previously, Director of the National Academy
                                of Design and during 1988-1992, Director and
                                Chairman of the Audit Committee of ACMC.

Michael J. Downey, #            Consultant since January 2004. Formerly managing        106              Asia Pacific
c/o Alliance Capital            partner of Lexington Capital, LLC (investment                           Fund, Inc., and
Management L.P.                 advisory firm) from December 1997 until December                        The Merger Fund
1345 Avenue of the Americas     2003. Prior thereto, Chairman and CEO of
New York, NY 10105              Prudential Mutual Fund Management from 1987 to
Attn: Philip L. Kirstein        1993.
1/26/44
(2005)

D. James Guzy, #                Chairman of the Board of PLX Technology                 106            Intel Corporation
P.O. Box 128                    (semi-conductors) and of SRC Computers Inc.,                          (semi-conductors);
Glenbrook, NV 89413             with which he has been associated since prior to                         Cirrus Logic
3/7/36                          2001. He is also President of the Arbor Company                           Corporation
(2005)                          (private family investments).                                         (semi-conductors);
                                                                                                     Novellus Corporation
                                                                                                        (semi-conductor
                                                                                                       equipment); Micro
                                                                                                     Component Technology
                                                                                                        (semi-conductor
                                                                                                     equipment); the Davis
                                                                                                       Selected Advisors
                                                                                                    Group of Mutual Funds;
                                                                                                        and LogicVision

Marshall C. Turner, Jr., #      CEO of Toppan Photomasks, Inc. (semi- conductor         106        Toppan Photomasks, Inc.;
220 Montgomery Street           manufacturing services), Austin, Texas, from                           the George Lucas
Penthouse 10                    2003 to present, and President since company                        Educational Foundation;
San Francisco, CA 94104-3402    acquired in 2005, and name changed from DuPont                     and Chairman of the Board
10/10/41                        Photomasks. Prior to the company's sale in 2005,                     of the Smithsonian's
(2005)                          he was Chairman and CEO. He has also been                             National Museum of
                                Principal of Turner Venture Associates since                            Natural History
                                1993.

--------------------------------------------------------------------------------
*     There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**    Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

WORLDWIDE PRIVATIZATIONPORTFOLIO AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                             PRINCIPAL
  NAME, ADDRESS*          POSITION(S) HELD                       PRINCIPAL OCCUPATION
 AND DATE OF BIRTH           WITH FUND                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Marc O. Mayer          President and Chief      See biography above.
10/2/57                Executive Officer

Philip L. Kirstein     Senior Vice President    Senior Vice President and Independent Compliance
5/29/45                and Independent          Officer of the AllianceBernstein Funds, with which he
                       Compliance Officer       has been associated since October 2004. Prior thereto,
                                                he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                from October 2003 to October 2004, and General
                                                Counsel of Merrill Lynch Investment Managers, L.P.
                                                since prior to 2001 until March 2003.

Edward D. Baker III    Vice President           Senior Vice President and Chief Investment Officer of
2/4/51                                          Emerging Markets at ACMC**, with which he has been
                                                associated since prior to 2001.

Michael Levy           Vice President           Senior Vice President of Alliance Capital Limited
3/27/70                                         ("ACL")**, with which he has been associated since
                                                prior to 2001.

Jean Van de Walle      Vice President           Senior Vice President of ACMC**, with which he has
1/8/59                                          been associated since prior to 2001.

Emilie D. Wrapp        Secretary                Senior Vice President, Assistant General Counsel and
11/13/55                                        Assistant Secretary of ABIRM**, with which she has
                                                been associated since prior to 2001.

Mark D. Gersten        Treasurer and Chief      Senior Vice President of Alliance Global
10/4/50                Financial Officer        Investor Services, Inc. ("AGIS")** and Vice
                                                President of ABIRM**, with which he has been
                                                associated since prior to 2001.


Thomas R. Manley       Controller               Vice President of ACMC**, with which he has been
8/3/51                                          associated since prior to 2001.

--------------------------------------------------------------------------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AGIS, ABIRM, ACL and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

WORLDWIDE PRIVATIZATION PORTFOLIO
CONTINUANCE DISCLOSURE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Worldwide Privatization Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

   8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

   9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

   10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

   11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

WORLDWIDE PRIVATIZATION PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

   12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

   13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

   14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 14 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the

WORLDWIDE PRIVATIZATION PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

"Performance Group") and as compared to a universe of 43 to 26 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods, and as compared to the Morgan Stanley Capital International World (minus the U.S.) Index (Net) (the "Index")for periods ended September 30, 2005 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (September 1994 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 1st quintile in all periods reviewed (the Senior Officer, who uses a different methodology than Lipper for assigning performance to quintiles, adjusted the Portfolio's Performance Group ranking in the 5-year period to 2nd quintile). The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was highly satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 16 basis points and that as a result the Adviser's total compensation from the Portfolio pursuant to the Advisory Agreement was the same as the Expense Group median. The directors also noted that the Portfolio's total expense ratio was significantly higher than the medians for the Expense Group and the Expense Universe. The directors noted that the Portfolio's relatively modest size (approximately $75 million as of September 30, 2005) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.

WORLDWIDE PRIVATIZATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein International Growth Portfolio (the "Fund")(2), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services.

   2. Management fees charged by other mutual fund companies for like services.

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

   4. Profit margins of the Adviser and its affiliates from supplying such services.

   5.    Possible economies of scale as the Fund grows larger.

   6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(3)

                       Advisory Fee
                  Based on % of Average
Category             Daily Net Assets                       Fund
--------------------------------------------------------------------------------
International   75 bp on 1st $2.5 billion      International Growth Portfolio
                65 bp on next $2.5 billion
                60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                            As a %
                                                          of average
Fund                                Amount             daily net assets
--------------------------------------------------------------------------------
International Growth Portfolio      $69,000                 0.16%

--------------------------------------------------------------------------------
(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Prior to February 1, 2006, the Fund was known as AllianceBernstein Worldwide Privatization Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Set forth below are the Fund's latest fiscal year end gross expense ratios.

Fund                              Gross Expense Ratio        Fiscal Year
--------------------------------------------------------------------------------
International Growth Portfolio    Class A 1.81%              December 31
                                  Class B 2.06%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                                  Fee(4)
--------------------------------------------------------------------------------
Global Growth                                                1.00%

--------------------------------------------------------------------------------
(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

WORLDWIDE PRIVATIZATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedules of the ACITM mutual funds with similar investment styles as the Fund are as follows:

Fund                                     ACITM Mutual Fund(5)             Fee
--------------------------------------------------------------------------------
International Growth Portfolio   Alliance Global Growth Opportunities    1.00%
                                          (Nikko/Chuo Mitsui)

                                        Alliance Global Growth           0.80%
                                      Opportunities (Shinsei)(6)

                                 Alliance Global Growth Opportunities    0.75%
                                              (Mitsui)(6)

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)


                                 Effective            Lipper
                                 Management           Group
Fund                                Fee               Median              Rank
--------------------------------------------------------------------------------
International Growth Portfolio     0.750              0.911               2/14

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(8) and Lipper Expense Universe(9). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                 Expense    Lipper     Lipper    Lipper     Lipper
                                  Ratio    Universe   Universe   Group      Group
Fund                             (%)(10)  Median (%)    Rank    Median (%)   Rank
----------------------------------------------------------------------------------
International Growth Portfolio    1.646     1.044      41/43      1.153     12/14

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

--------------------------------------------------------------------------------
(5)   The name in parenthesis is the distributor of the fund.

(6)   The ACITM fund is not a retail fund.

(7) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10)  Most recent fiscal year end Class A share total expense ratio.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

Fund                                                  12b-1 Fee Received
--------------------------------------------------------------------------------
International Growth Portfolio                              $25,192

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                              Adviser
                                                            Payments to
Fund                                                           ABIRM
--------------------------------------------------------------------------------
International Growth Portfolio                               $241,007

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(11) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

Although the Fund did not effect any brokerage transaction and pay commissions to the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), during the Fund's recent fiscal year, the potential for such events exist. The Adviser represented that SCB's profitability from any business

--------------------------------------------------------------------------------
(11) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

WORLDWIDE PRIVATIZATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(12) relative to its Lipper Performance Group(13) and Lipper Performance Universe(14) for the period ended September 30, 2005.

International Growth Portfolio             Group                Universe
--------------------------------------------------------------------------------
1 year                                      1/14                  1/43
3 year                                      1/14                  2/43
5 year                                      3/13                  4/35
10 year                                     1/10                  2/26

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(15) versus its benchmark(16).

                                       Periods Ending September 30, 2005
                                             Annualized Performance
--------------------------------------------------------------------------------
Fund                            1 Year  3 Year  5 Year  10 Year  Since Inception
--------------------------------------------------------------------------------
International Growth Portfolio   35.72   31.89    8.69    11.40       11.39
MSCI World - USA Index (Net)     26.82   25.35    3.40     6.24        6.19

--------------------------------------------------------------------------------
(12)  The performance rankings are for the Class A shares of the Fund.

(13)  The Lipper Performance Group is identical to the Lipper Expense Group.

(14) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(15)  The performance returns are for the Class A shares of the Fund.

(16) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2005


> ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO


ANNUAL REPORT

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

GLOBAL BOND PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 9, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Bond Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign securities.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the S&P/Citigroup World Government Bond Index (unhedged) for the one-, five- and 10-year periods ended December 31, 2005.

For the annual reporting period ended December 31, 2005, the Portfolio underperformed its benchmark. The Portfolio's duration remained shorter than that of the benchmark as the Portfolio's management team (the "Team") expected interest rates to rise and negatively impact bond prices.

For the year, the Portfolio benefited from its overweight to the Euro-area, consisting of 12 countries that use the euro as currency, but its allocation to the U.S. hurt relative performance. Within the Portfolio's U.S. allocation, the Portfolio's position in inflation-protected Treasuries helped performance, while allocations to U.S. investment-grade corporates detracted from performance. Although corporate profits remained at record levels and cash flows remained robust in 2005, corporate debt-holders faced increased event risk caused by shareholder-friendly activities--activities undertaken by companies such as share buybacks--in contrast to bondholder-friendly activities--such as debt repurchases or paying down debt.

The Portfolio's Canadian holdings contributed positively to relative returns, outperforming U.S. governments. Canadian government bonds, hedged into U.S. dollars, returned 7.64% versus only 2.80% for U.S. Treasuries, according to Citigroup.

MARKET REVIEW AND INVESTMENT STRATEGY

The global economy exhibited solid growth throughout 2005, while bond yields in most regions increased during the year. Global government debt posted negative returns for the annual period, returning -6.88%, according to the S&P/Citigroup World Government Bond Index (unhedged). As rates increased and yield curves flattened in many regions during the year, investment opportunities and the reward for taking risk declined.

U.S. yields rose as the U.S. Federal Reserve continued to tighten interest rates. With four rate increases of 25 basis points each in the second half of the year, the Fed funds rate ended the year at 4.25%. Nevertheless, long rates remained stubbornly low as foreign investors continued to buy U.S. assets. The yield curve flattened meaningfully. Despite higher official rates and higher energy costs, U.S. economic growth remained robust throughout the year.

The flattening U.S. yield curve led the Team to seek opportunities in countries with steeper yield curves, such as Japan. Japan was one of the few nations whose yield curve remained steep as 2005 progressed. During 2005, the Japanese economy continued to benefit from stable currency rates, improvements in employment and wages, stable capital-expenditure growth, easing deflation and marked improvements in corporate profitability.

At the other end of the spectrum, German yields held steady, despite improvements in business sentiment and the labor market. Overall, Euro-area economies benefited from a number of factors, including strong external demand and a stabilizing currency. By the end of the year, the economic recovery in Europe appeared more secure; accordingly, the European Central Bank began to lift official rates 25 basis points to 2.25%.

Despite the strengthening of the Canadian dollar, Canada's economy expanded at approximately 3% in 2005, thanks largely to manufacturing and a rebound in energy exports. Given above-target headline inflation and solid growth, the Bank of Canada hiked official rates from 2.50% to 3.25% during the year, the highest point since 2003.

During the reporting period, the Portfolio's investment strategy was maintained, namely investing in high-grade government issues of the major global economies.


1


GLOBAL BOND PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED S&P/CITIGROUP WORLD GOVERNMENT BOND INDEX (UNHEDGED) DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index represents performance of government bond markets in 14 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Bond Portfolio.

A WORD ABOUT RISK

A majority of the Portfolio's assets will be invested in foreign fixed-income securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio may at times use certain types of investment derivatives, such as futures contracts and options on futures contracts. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


GLOBAL BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                         RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                       -------------------------------------------
PERIODS ENDED DECEMBER 31, 2005                           1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio Class A           -7.65%          5.98%          4.48%
-------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio Class B           -7.87%          5.72%          4.91%*
-------------------------------------------------------------------------------------------------
S&P/Citigroup World Government Bond Index (unhedged)      -6.88%          6.92%          4.99%
-------------------------------------------------------------------------------------------------

*  Since inception of the Portfolio's Class B shares on 7/15/99.


ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/95-12/31/05

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO CLASS A: $15,496
S&P/CITIGROUP WORLD GOVERNMENT BOND INDEX (UNHEDGED): $16,266

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                                                         S&P/Citigroup
                       AllianceBernstein Global        World Government
                        Bond Portfolio Class A       Bond Index (unhedged)
-------------------------------------------------------------------------------
       12/31/95                 $ 10,000                    $ 10,000
       12/31/96                 $ 10,621                    $ 10,362
       12/31/97                 $ 10,692                    $ 10,386
       12/31/98                 $ 12,202                    $ 11,976
       12/31/99                 $ 11,456                    $ 11,465
       12/31/00                 $ 11,590                    $ 11,644
       12/31/01                 $ 11,559                    $ 11,528
       12/31/02                 $ 13,514                    $ 13,776
       12/31/03                 $ 15,306                    $ 15,830
       12/31/04                 $ 16,780                    $ 17,468
       12/31/05                 $ 15,496                    $ 16,266


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Bond Portfolio Class A shares (from 12/31/95 to 12/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


GLOBAL BOND PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                       BEGINNING               ENDING
                                     ACCOUNT VALUE         ACCOUNT VALUE       EXPENSES PAID       ANNUALIZED
GLOBAL BOND PORTFOLIO                 JULY 1, 2005       DECEMBER 31, 2005     DURING PERIOD*    EXPENSE RATIO*
-----------------------------        ---------------     ------------------    --------------    --------------
CLASS A
Actual                                    $1,000                $967.52             $4.31             0.87%
Hypothetical (5% return before
  expenses)                               $1,000              $1,020.82             $4.43             0.87%

CLASS B
Actual                                    $1,000                $966.38             $5.55             1.12%
Hypothetical (5% return before
  expenses)                               $1,000              $1,019.56             $5.70             1.12%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


GLOBAL BOND PORTFOLIO
SECURITY TYPE BREAKDOWN
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
SECURITY TYPE                                   U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Government Obligations                          $ 49,843,816           82.4%
Corporate Obligations                              7,301,204           12.1
                                                ------------          -----
Total Investments*                                57,145,020           94.5
Cash and receivables, net of liabilities           3,283,886            5.5
                                                ------------          -----
Net Assets                                      $ 60,428,906          100.0%
                                                ------------          -----


*  Excludes short-term investments.


5


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                     PRINCIPAL
                                                       AMOUNT
                                                       (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
LONG-TERM INVESTMENTS-94.5%
AUSTRIA-5.1%
GOVERNMENT OBLIGATION-5.1%
Republic of Austria
  3.80%, 10/20/13 (a)                          EUR      2,500      $  3,076,438
                                                                   ------------
BELGIUM-4.8%
GOVERNMENT OBLIGATION-4.8%
Kingdom of Belgium
  4.25%, 9/28/14 (a)                                    2,300         2,920,388
                                                                   ------------
DENMARK-2.0%
GOVERNMENT OBLIGATION-2.0%
Kingdom of Denmark
  6.00%, 11/15/09 (a)                          DKK      6,960         1,224,211
                                                                   ------------
FINLAND-4.9%
GOVERNMENT OBLIGATION-4.9%
Government of Finland
  5.375%, 7/04/13 (a)                          EUR      2,175         2,944,267
                                                                   ------------
FRANCE-4.1%
GOVERNMENT OBLIGATION-4.1%
Government of France
  3.50%, 4/25/15 (a)                                      760           914,167
  4.00%, 10/25/13 (a)                                     376           468,701
  5.00%, 4/25/12 (a)                                      831         1,086,907
                                                                   ------------
                                                                      2,469,775
                                                                   ------------
GERMANY-15.3%
BANKING-4.6%
KFW Bankengruppe
  1.85%, 9/20/10                               JPY    245,000         2,180,156
Landwirtschaftliche Rentenbank
  1.375%, 4/25/13                                      70,000           599,364
                                                                   ------------
                                                                      2,779,520
                                                                   ------------
GOVERNMENT OBLIGATION-10.7%
Bundesobligation
  2.50%, 10/08/10 (a)                          EUR      1,179         1,361,306
  3.25%, 4/17/09 (a)                                      500           596,988
Deutschland Bundesrepublik
  4.00%, 7/04/09 (a)                                    1,813         2,217,352
  4.75%, 7/04/34 (a)                                    1,382         1,970,965
  5.00%, 7/04/12 (a)                                      234           306,596
                                                                   ------------
                                                                      6,453,207
                                                                   ------------
                                                                      9,232,727
                                                                   ------------
IRELAND-1.1%
GOVERNMENT OBLIGATION-1.1%
Republic of Ireland
  4.25%, 10/18/07 (a)                                     565           685,040
                                                                   ------------
JAPAN-18.9%
GOVERNMENT OBLIGATIONS-18.9%
Government of Japan
  0.80%, 9/10/15                               JPY    109,218           931,922
  1.00%, 9/20/10-6/20/13                            1,035,650         8,720,354
  1.50%, 9/20/15                                      119,000         1,012,831
  1.90%, 3/20/25                                       88,650           745,535
                                                                   ------------
                                                                     11,410,642
                                                                   ------------
MEXICO-1.6%
BANKING-1.6%
Inter-American Development Bank
  9.50%, 6/16/15 (a)                           MXP     10,000           979,168
                                                                   ------------
NETHERLANDS-5.6%
GOVERNMENT OBLIGATION-5.6%
Kingdom of Netherlands
  3.75%,
  7/15/09-7/15/14 (a)                          EUR      2,775         3,371,084
                                                                   ------------
SPAIN-2.4%
GOVERNMENT OBLIGATION-2.4%
Kingdom of Spain
  6.15%, 1/31/13 (a)                                    1,046         1,465,994
                                                                   ------------
SWEDEN-3.6%
GOVERNMENT OBLIGATION-3.6%
Government of Sweden
  6.50%, 5/05/08 (a)                           SEK     16,030         2,183,607
                                                                   ------------
UNITED KINGDOM-1.6%
BANKING-0.3%
Scotland International Finance II BV
  4.25%, 5/23/13 (b)                           USD        160           152,983
                                                                   ------------
GOVERNMENT OBLIGATION-1.3%
Government of United Kingdom
  4.25%, 3/07/36                               GBP        450           810,002
                                                                   ------------
                                                                        962,985
                                                                   ------------
UNITED STATES-5.6%
FINANCIAL-3.9%
Berkshire Hathaway, Inc.
  4.20%, 12/15/10                              USD        350           338,844
Citigroup, Inc.
  4.625%, 8/03/10                                         107           105,518
Genworth Financial, Inc.
  1.60%, 6/20/11                               JPY     75,000           640,713
International Lease Finance Corp.
  3.50%, 4/01/09                               USD        350           333,152
Pershing Road Development Co.
  4.81%, 9/01/26 (b) (c)                                  660           660,000


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                      PRINCIPAL
                                                       AMOUNT
                                                        (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
SunTrust Bank
  Series CD
  4.54%, 6/02/09 (c)                           USD        250      $    250,371
                                                                   ------------
                                                                      2,328,598
                                                                   ------------
INDUSTRIAL-0.5%
General Electric Co.
  5.00%, 2/01/13                                          330           329,828
                                                                   ------------
RETAIL-1.2%
Wal-Mart Stores, Inc.
  4.55%, 5/01/13                                          750           731,107
                                                                   ------------
                                                                      3,389,533
                                                                   ------------
U.S. GOVERNMENT AND GOVERNMENT
SPONSORED AGENCY OBLIGATIONS-17.9%
Federal National Mortgage Association
  4.125%, 4/15/14                                       1,525         1,454,228
U.S. Treasury Notes
  3.50%, 11/15/09                                       3,700         3,585,966
  4.00%, 9/30/07-3/15/10                                4,258         4,222,487
  4.25%, 8/15/15                                        1,587         1,566,480
                                                                   ------------
                                                                     10,829,161
                                                                   ------------
Total Long-Term Investments
  (cost $57,134,912)                                                 57,145,020
                                                                   ------------
SHORT-TERM INVESTMENTS-3.1%
CANADA-1.3%
Canada Treasury Bill
  Zero Coupon, 8/10/06                         CAD        900           757,651
                                                                   ------------
UNITED STATES-1.8%
U. S. Treasury Bill
  Zero Coupon, 1/19/06                         USD      1,078         1,076,117
                                                                   ------------
Total Short-Term Investments
  (cost $1,830,848)                                                   1,833,768
                                                                   ------------
TOTAL INVESTMENTS-97.6%
  (cost $58,965,760)                                                 58,978,788
Other assets less liabilities-2.4%                                    1,450,118
                                                                   ------------
NET ASSETS-100%                                                    $ 60,428,906
                                                                   ============


FORWARD EXCHANGE CURRENCY CONTRACTS (SEE NOTE D)

                                                              U.S. $
                                             CONTRACT       VALUE ON           U.S. $        UNREALIZED
                                              AMOUNT       ORIGINATION        CURRENT       APPRECIATION
                                              (000)           DATE             VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
BUY CONTRACTS:
British Pound, settling 2/27/06                1,562     $ 2,720,705       $ 2,686,801       $ (33,904)
Canadian Dollar, settling 2/13/06                833         724,073           717,150          (6,923)
Canadian Dollar, settling 2/13/06                504         431,000           434,357           3,357
Euro, settling 1/18/06                           229         277,907           271,109          (6,798)
Euro, settling 1/18/06                         1,558       1,879,331         1,881,934           2,603
Japanese Yen, settling 2/22/06               273,193       2,361,398         2,330,608         (30,790)
Japanese Yen, settling 2/22/06               131,030       1,126,514         1,117,822          (8,692)
Norweigan Kroner, settling 1/31/06               841         125,770           124,825            (945)
Swedish Krona, settling 2/24/06               10,936       1,379,429         1,381,784           2,355

SALE CONTRACTS:
Canadian Dollar, settling 2/13/06                880         751,596           758,026          (6,430)
Danish Krona, settling 1/31/06                 2,682         438,489           426,240          12,249
Euro, settling 2/15/06                         1,914       2,287,889         2,271,482          16,407
Mexican Peso, settling 2/21/06                 5,333         482,852           498,733         (15,881)
Mexican Peso, settling 3/22/06                 5,333         491,480           497,440          (5,960)
Swedish Krona, settling 2/24/06               25,100       3,177,839         3,171,419           6,420



7


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

(a) Positions, or portion thereof, with an aggregate market value of $27,773,179, have been segregated to collateralize forward exchange currency contracts.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate market value of these securities amounted to $812,983 or 1.3% of net assets.

(c) Floating rate security. Stated interest rate was in effect at December 31, 2005.

Currency Abbreviations:

CAD - Canadian Dollar
DKK - Danish Krona
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
MXP - Mexican Peso
SEK - Swedish Krona
USD - United States Dollar

See Notes to Financial Statements.


8


GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $58,965,760)           $ 58,978,788
  Cash                                                                   20,997
  Foreign cash, at value (cost $768,491)                                774,825
  Unrealized appreciation of forward exchange currency
    contracts                                                            43,391
  Interest receivable                                                   694,884
  Receivable for capital stock sold                                     144,940
                                                                   ------------
  Total assets                                                       60,657,825
                                                                   ------------
LIABILITIES
  Unrealized depreciation of forward exchange currency
    contracts                                                           116,323
  Advisory fee payable                                                   23,142
  Payable for capital stock redeemed                                      2,826
  Distribution fee payable                                                2,757
  Transfer agent fee payable                                                 53
  Accrued expenses                                                       83,818
                                                                   ------------
  Total liabilities                                                     228,919
                                                                   ------------
NET ASSETS                                                         $ 60,428,906
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $      5,350
  Additional paid-in capital                                         62,094,783
  Distributions in excess of net investment income                     (737,135)
  Accumulated net realized loss on investment and foreign
    currency transactions                                              (868,414)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                         (65,678)
                                                                   ------------
                                                                   $ 60,428,906
                                                                   ============
CLASS A SHARES
  Net assets                                                       $ 47,442,700
                                                                   ============
  Shares of capital stock outstanding                                 4,191,315
                                                                   ============
  Net asset value per share                                        $      11.32
                                                                   ============
CLASS B SHARES
  Net assets                                                       $ 12,986,206
                                                                   ============
  Shares of capital stock outstanding                                 1,158,574
                                                                   ============
  Net asset value per share                                        $      11.21
                                                                   ============


See Notes to Financial Statements.


9


GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $31)                  $  2,107,040
                                                                   ------------
EXPENSES
  Advisory fee                                                          299,554
  Distribution fee -- Class B                                            34,646
  Custodian                                                             122,347
  Administrative                                                         75,250
  Audit                                                                  41,750
  Printing                                                               25,842
  Legal                                                                   4,423
  Directors' fees                                                         1,000
  Transfer agency                                                           794
  Miscellaneous                                                           6,874
                                                                   ------------
  Total expenses                                                        612,480
                                                                   ------------
  Net investment income                                               1,494,560
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                             584,539
    Foreign currency transactions                                       869,533
  Net change in unrealized appreciation/depreciation of:
    Investments                                                      (8,045,854)
    Foreign currency denominated assets and liabilities                (250,812)
                                                                   ------------
  Net loss on investment and foreign currency
    Transactions                                                     (6,842,594)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (5,348,034)
                                                                   ============


See Notes to Financial Statements.


10


GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                   YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income                           $    1,494,560   $    1,277,025
Net realized gain on investment and foreign
  currency transactions                              1,454,072        4,865,008
Net change in unrealized appreciation/
  depreciation of investments and foreign
  currency denominated assets and
  liabilities                                       (8,296,666)          42,149
                                                --------------   --------------
Net increase (decrease) in net assets
  from operations                                   (5,348,034)       6,184,182

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                           (4,802,045)      (3,156,752)
  Class B                                           (1,253,227)        (714,608)
Net realized gain on investment and foreign
  currency transactions
  Class A                                             (612,506)      (1,105,271)
  Class B                                             (163,892)        (258,556)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            2,568,218         (964,959)
                                                --------------   --------------
  Total decrease                                    (9,611,486)         (15,964)

NET ASSETS
  Beginning of period                               70,040,392       70,056,356
                                                --------------   --------------
  End of period (including distributions in
    excess of net investment income and
    undistributed net investment income of
    ($737,135) and $2,954,030, respectively)    $   60,428,906   $   70,040,392
                                                ==============   ==============


See Notes to Financial Statements.


11


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Bond Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .65% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


13


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $  79,711,728    $  80,658,176
U.S. government securities                          13,666,615       17,103,597


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $  58,970,140
                                                                  =============
Gross unrealized appreciation                                     $   1,520,511
Gross unrealized depreciation                                        (1,511,863)
                                                                  -------------
Net unrealized appreciation                                       $       8,648
                                                                  =============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.


15


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE F CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              428,291       367,754   $   5,453,556   $   4,820,375
Shares issued in
  reinvestment
  of dividends and
  distributions          456,924       350,207       5,414,551       4,262,023
Shares redeemed         (807,173)     (949,280)     (9,844,716)    (12,372,797)
                     ------------  ------------  --------------  --------------
Net increase
  (decrease)              78,042      (231,319)  $   1,023,391   $  (3,290,399)
                     ===========   ===========   =============   =============

CLASS B
Shares sold              218,798       328,716   $   2,764,083   $   4,248,238
Shares issued in
  reinvestment
  of dividends and
  distributions          120,606        80,560       1,417,119         973,164
Shares redeemed         (217,005)     (223,733)     (2,636,375)     (2,895,962)
                     ------------  ------------  --------------  --------------
Net increase             122,399       185,543   $   1,544,827   $   2,325,440
                     ===========   ===========   =============   =============

NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $    6,174,320   $    4,585,985
  Net long-term capital gains                      657,350          649,202
                                            --------------   --------------
Total distributions paid                    $    6,831,670   $    5,235,187
                                            ==============   ==============

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    1,241,991
Undistributed long term capital gains                               130,525
Accumulated capital and other losses                             (3,058,866)(a)
Unrealized appreciation/(depreciation)                               15,123(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $   (1,671,227)
                                                             ==============


(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $1,265,121, all of which expires in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with Brinson Series Trust Strategic Income Portfolio, may apply. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $126,701. Net capital losses and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October capital losses of $99, 968 and foreign currency losses of $826,487. For the year ended December 31, 2005, the Portfolio deferred losses on straddles of $867,290.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, resulted in a net decrease in undistributed net investment income and an increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


17


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


19


GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                               2005         2004         2003         2002        2001(a)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.63       $13.50       $12.63       $10.93       $10.96

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .28          .25(c)       .25          .25          .35
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                 (1.26)         .93         1.40         1.58         (.38)
Net increase (decrease) in net asset
  value from operations                         (.98)        1.18         1.65         1.83         (.03)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.18)        (.78)        (.78)        (.13)          -0-
Distributions from net realized gain on
  investment transactions                       (.15)        (.27)          -0-          -0-          -0-
Total dividends and distributions              (1.33)       (1.05)        (.78)        (.13)          -0-
Net asset value, end of period                $11.32       $13.63       $13.50       $12.63       $10.93

TOTAL RETURN
Total investment return based on
  net asset value (d)                          (7.65)%       9.63%       13.26%       16.91%        (.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $47,443      $56,043      $58,658      $56,137      $48,221
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .87%         .88%        1.15%        1.17%        1.07%
  Expenses, before waivers and
    reimbursements                               .87%        1.02%        1.15%        1.17%        1.07%
  Net investment income                         2.30%        1.93%(c)     1.93%        2.18%        3.28%
Portfolio turnover rate                          148%         107%         197%         220%         101%


See footnote summary on page 21.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                               2005         2004         2003         2002        2001(a)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.51       $13.40       $12.54       $10.86       $10.92

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .25          .22(c)       .21          .22          .32
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                 (1.25)         .91         1.41         1.57         (.38)
Net increase (decrease) in net asset
  value from operations                        (1.00)        1.13         1.62         1.79         (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.15)        (.75)        (.76)        (.11)          -0-
Distributions from net realized gain on
  investment transactions                       (.15)        (.27)          -0-          -0-          -0-
Total dividends and distributions              (1.30)       (1.02)        (.76)        (.11)          -0-
Net asset value, end of period                $11.21       $13.51       $13.40       $12.54       $10.86

TOTAL RETURN
Total investment return based on
  net asset value (d)                          (7.87)%       9.33%       13.08%       16.59%        (.55)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period,
  (000's omitted)                            $12,986      $13,997      $11,399       $8,507       $7,150
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.12%        1.13%        1.40%        1.42%        1.32%
  Expenses, before waivers and
    reimbursements                              1.12%        1.27%        1.40%        1.42%        1.32%
  Net investment income                         2.05%        1.72%(c)     1.66%        1.92%        3.00%
Portfolio turnover rate                          148%         107%         197%         220%         101%


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.04 and $.04, increase net realized and unrealized gain (loss) on investments per share by $.04 and $.04, and decrease the ratio of net investment income to average net assets from 3.67% to 3.28% and 3.39% to 3.00%, respectively.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


21


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Global Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 6, 2006


22


GLOBAL BOND PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Global Bond Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                              VOTED FOR       WITHHELD AUTHORITY
                          -----------------   ------------------
Ruth Block                   340,957,741          10,273,156
David H. Dievler             340,333,752          10,897,144
John H. Dobkin               340,541,359          10,689,538
Michael J. Downey            340,895,582          10,335,314
William H. Foulk, Jr.        340,477,311          10,753,585
D. James Guzy                340,313,267          10,917,629
Marc O. Mayer                340,857,320          10,373,576
Marshall C. Turner, Jr.      340,480,301          10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's ProxyStatement as Appendix D.

                                          VOTED FOR    VOTED AGAINST      ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
                                         329,393,925      7,649,880      14,187,089             0


3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
3.B.   Issuing Senior  Securities and      3,472,960        142,369        180,015             1
       Borrowing Money

3.D.   Concentration of Investments        3,536,837         91,587        166,920             1

3.E.   Real Estate and Companies that      3,533,181        101,326        160,837             1
       Deal in Real Estate

3.F.   Commodities, Commodity              3,518,615        132,137        144,591             1
       Contracts and Futures Contracts

3.G.   Loans                               3,518,531        134,663        142,149             1

3.H.   Joint Securities Trading            3,502,791        131,273        161,280             1
       Accounts

3.I.   Exercising Control                  3,522,656        108,376        164,312             1

3.J.   Other Investment Companies          3,499,612        105,616        190,115             1

3.K.   Oil, Gas, and Other  Types of
       Minerals or Mineral Leases          3,535,058         96,507        163,778             1

3.L.   Purchases of Securitieson           3,475,432        166,461        153,451             1
       Margin

3.M.   Short Sales                         3,495,298        138,254        161,792             1


23


GLOBAL BOND PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
3.N.   Pledging, Hypothecating,            3,498,158        149,374        147,811             1
       Mortgaging, or Otherwise
       Encumbering Assets

3.O.   Illiquid or Restricted              3,470,695        135,865        188,784             1
       Securities

3.P.   Warrants                            3,474,348        118,557        202,439             1

4.A.   The reclassification of the         3,522,545         87,896        184,903             1
       Portfolio's fundamental
       investment objective as non-
       fundamental with no change
       to the investment objective.


24


GLOBAL BOND PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer MICHAEL L. MON(2), Vice President
DOUGLAS J. PEEBLES(2), Vice President
JEFFREY S. PHLEGAR, Vice President
MATTHEW SHERIDAN(2), Vice President
EMILIE D. WRAPP, Secretary
MARK D. GERSTEN, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

The management of and investment decisions for the Portfolio's portfolio are made by Global Fixed Income Investment Team. Mr. Douglas J. Peebles, Mr. Michael L. Mon, and Mr. Matthew Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


25


GLOBAL BOND PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                       IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                                  COMPLEX        DIRECTORSHIP
   DATE OF BIRTH                           OCCUPATION(S)                              OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                            DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                  Executive Vice President of Alliance Capital           106       SCB Partners, Inc.;
1345 Avenue of the Americas       Management Corporation ("ACMC") since 2001                           SCB, Inc.
New York, NY 10105                and Chairman of the Board of AllianceBernstein
10/2/57                           Investment Research and Management, Inc.
(2005)                            ("ABIRM") since prior to 2000; prior thereto,
                                  Chief Executive Officer of Sanford C. Bernstein
                                  & Co., LLC (institutional research and
                                  brokerage arm of Bernstein & Co. LLC
                                  ("SCB & Co")) and its predecessor since
                                  prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **      Investment adviser and an independent                  108             None
2 Sound View Drive                consultant. He was formerly Senior Manager
Suite 100                         of Barrett Associates, Inc., a registered
Greenwich, CT 06830               investment adviser, with which he had been
Chairman of the Board             associated since prior to 2001. He was formerly
9/7/32                            Deputy Comptroller and Chief Investment
(1990)                            Officer of the State of New York and, prior
                                  thereto, Chief Investment Officer of the
                                  New York Bank for Savings.

Ruth Block, #, ***                Formerly Executive Vice President and Chief            106             None
500 SE Mizner Blvd.               Insurance Officer of The Equitable Life
Boca Raton, FL 33432              Assurance Society of the United States;
11/7/30                           Chairman and Chief Executive Officer of Evlico
(1992)                            (insurance); Director of Avon, BP (oil and gas),
                                  Ecolab Incorporated (specialty chemicals), Tandem
                                  Financial Group and Donaldson, Lufkin &
                                  Jenrette Securities Corporation; Governor at Large,
                                  National Association of Securities Dealers, Inc.

David H. Dievler, #               Independent Consultant. Until December 1994,           107             None
P.O. Box 167                      he was Senior Vice President of ACMC responsible
Spring Lake, NJ 07762             for mutual fund administration. Prior to joining
10/23/29                          ACMC in 1984, he was Chief Financial Officer of
(1990)                            Eberstadt Asset Management since 1968. Prior to
                                  that, he was a Senior Manager at Price Waterhouse
                                  & Co. Member of American Institute of Certified
                                  Public Accountants since 1953.

John H. Dobkin, #                 Consultant. Formerly President of Save Venice,         106             None
P.O. Box 12                       Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504               Senior Advisor from June 1999-June 2000
2/19/42                           and President of Historic Hudson Valley (historic
(1992)                            preservation) from December 1989-May 1999.
                                  Previously, Director of the National Academy
                                  of Design and during 1988-1992, Director and
                                  Chairman of the Audit Committee of ACMC.


26


GLOBAL BOND PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                                      PORTFOLIOS
                                                                                       IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                                  COMPLEX        DIRECTORSHIP
   DATE OF BIRTH                           OCCUPATION(S)                              OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                            DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #            Consultant since January 2004. Formerly               106            Asia Pacific
c/o Alliance Capital            managing partner of Lexington Capital, LLC                            Fund, Inc.,
Management L.P.                 (investment advisory firm) from 1997 until                             and The
1345 Avenue of the Americas     December 2003. Prior thereto, Chairman and                            Merger Fund
New York, NY 10105              CEO of Prudential Mutual Fund Management
Attn: Philip L. Kirstein        from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                Chairman of the Board of PLX Technology               106       Intel Corporation (semi-
P.O. Box 128                    (semi-conductors) and of SRC Computers Inc.,                     conductors); Cirrus Logic
Glenbrook, NV 89413             with which he has been associated since prior to            Corporation (semi-conductors);
3/7/36                          2001. He is also President of the Arbor Company               Novellus Corporation (semi-
(2005)                          (private family investments).                                 conductor equipment); Micro
                                                                                                 Component Technology
                                                                                               (semi-conductor equipment);
                                                                                               the Davis Selected Advisors
                                                                                                 Group of Mutual Funds;
                                                                                                    and LogicVision

Marshall C. Turner, Jr., #      CEO of Toppan Photomasks, Inc. (semi-                 106         Toppan Photomasks, Inc.;
220 Montgomery Street           conductor manufacturing services), Austin, Texas,                    the George Lucas
Penthouse 10                    from 2003 to present, and President since company                 Educational Foundation;
San Francisco, CA 94104-3402    acquired in 2005, and name changed from DuPont                  and Chairman of the Board
10/10/41                        Photomasks. Prior to the company's sale in 2005,                  of the Smithsonian's
(2005)                          he was Chairman and CEO. He has also been                           National Museum of
                                Principal of Turner Venture Associates since 1993.                   Natural History




*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


27


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


GLOBAL BOND PORTFOLIO

OFFICER INFORMATION(1)

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*               PRINCIPAL POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH                 HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer                  President and Chief          See biography above.
10/2/57                        Executive Officer

Philip L. Kirstein             Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                        and Independent              Officer of the AllianceBernstein Funds, with which he
                               Compliance Officer           has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from October 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2001 until March 2003.

Douglas J. Peebles             Vice President               Executive Vice President of ACMC**, with which he
8/10/65                                                     has been associated since prior to 2001.

Jeffrey S. Phlegar             Vice President               Executive Vice President of ACMC**, with which he
6/28/66                                                     has been associated since prior to 2001.

Michael L. Mon                 Vice President               Vice President of ACMC**, with which he has been
3/2/69                                                      associated since prior to 2001.

Matthew Sheridan               Vice President               Vice President of ACMC**, with which he has been
3/19/75                                                     associated since prior to 2001.

Emilie D. Wrapp                Secretary                    Senior Vice President, Assistant General Counsel and
11/13/55                                                    Assistant Secretary of ABIRM**, with which she has
                                                            been associated since prior to 2001.

Mark D. Gersten                Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                        Financial Officer            Services, Inc. ("AGIS")** and Vice President of
                                                            ABIRM**, with which he has been associated since
                                                            prior to 2001.

Thomas R. Manley               Controller                   Vice President of ACMC**, with which he has been
8/3/51                                                      associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


28


GLOBAL BOND PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Global Bond Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;


29


GLOBAL BOND PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 9 to 6 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 13 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods, and as compared to the S&P/Citigroup World Government Bond Index (unhedged in USD) (the "Index") for periods ended September 30, 2005 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (July 1991 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 5th quintile in the 1-, 3- and 5-year periods and in the 3rd quintile in the 10-year period (adjusted to the 4th quintile by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles), and in the Performance Universe comparison the Portfolio was in the 5th quintile in the 1- and 3-year periods and in the 4th quintile in the 5- and 10-year periods. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's underperformance with the Adviser and steps that had been taken by the Adviser in an effort to address such underperformance, the directors retained confidence in the


31


GLOBAL BOND PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 45 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 10 basis points. The directors also noted that the Portfolio's total expense ratio was somewhat lower than the medians for the Expense Group and Expense Universe. The directors concluded that the Portfolio's expense ratio was satisfactory. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


33


GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Global Bond Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                               ADVISORY FEE
                           BASED ON % OF AVERAGE
CATEGORY                     DAILY NET ASSETS                    FUND
-------------------------------------------------------------------------------
Low Risk Income          45 bp on 1st $2.5 billion        Global Bond Portfolio
                         40 bp on next $2.5 billion
                         35 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                           AS A % OF AVERAGE
FUND                                  AMOUNT               DAILY NET ASSETS
-------------------------------------------------------------------------------
Global Bond Portfolio                $69,000                     0.10%



(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                          GROSS EXPENSE RATIO            FISCAL YEAR
-------------------------------------------------------------------------------
Global Bond Portfolio           Class A  1.02%               December 31
                                Class B  1.27%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                           NET ASSETS                                      EFFECTIVE ALLIANCE
                            09/30/05         ALLIANCE INSTITUTIONAL           INSTITUTIONAL
FUND                         ($MIL)               FEE SCHEDULE                 ADVISORY FEE
-----------------------------------------------------------------------------------------------
Global Bond Portfolio        $63.8         Global Fixed Income Schedule          0.207%
                                           50 bp on 1st $20 m
                                           35 bp on next $20 m
                                           30 bp on next $20 m
                                           25 bp on the balance
                                           Minimum account size $20 m


The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund that invests in fixed income securities:

ASSET CLASS                                   FEE(3)
------------------------------------------------------
Fixed Income                                  0.65%


(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


35


GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                       ACITM MUTUAL FUND(4)                         FEE
-------------------------------------------------------------------------------
Global Bond Portfolio      Alliance Global Bond Fund (Meiji)           0.54%


The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                            EFFECTIVE               LIPPER
                            MANAGEMENT              GROUP
FUND                           FEE                  MEDIAN              RANK
-------------------------------------------------------------------------------
Global Bond Portfolio         0.450                 0.766               1/9


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                       LIPPER      LIPPER     LIPPER     LIPPER
                          EXPENSE     UNIVERSE    UNIVERSE    GROUP      GROUP
FUND                    RATIO(%)(8)    MEDIAN(%)    RANK     MEDIAN(%)    RANK
-------------------------------------------------------------------------------
Global Bond Portfolio      0.881       0.978        5/13      0.978       3/9


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


(4)  The name in parenthesis is the distributor of the fund.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  Most recent fiscal year end Class A share total expense ratio.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                            12B-1 FEE RECEIVED
------------------------------------------------------------------------
Global Bond Portfolio                                 $32,164


The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                      ADVISER
                                                    PAYMENTS TO
FUND                                                   ABIRM
------------------------------------------------------------------------
Global Bond Portfolio                                 $31,552

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the


(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


37


GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

GLOBAL BOND PORTFOLIO                        GROUP             UNIVERSE
-------------------------------------------------------------------------------
1 year                                         9/9               13/13
3 year                                         9/9               11/13
5 year                                         8/9                9/13
10 year                                        4/6                8/10


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                 PERIODS ENDING SEPTEMBER 30, 2005
                                      ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                        SINCE
FUND                      1 YEAR    3 YEAR      5 YEAR     10 YEAR    INCEPTION
-------------------------------------------------------------------------------
Global Bond Portfolio     1.81       6.64        7.34        5.20        6.15

S&P/Citigroup World
Govt. Bond Index
(unhedged in USD)         3.02       8.04        8.23        5.50        7.44


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(10)  The performance rankings are for the Class A shares of the Fund.

(11)  The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(13)  The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2005


> ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


ANNUAL REPORT

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 10, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Dollar Government Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests primarily in sovereign debt obligations of developing countries and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Portfolio's assets will be invested in high yield, high-risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative with regards to the issuer's capacity to pay interest and repay principal. The Portfolio's investments will be U.S. dollar denominated.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its old benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index Plus (EMBI+), and its new benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBI Global) for the one-, five- and 10-year periods ended December 31, 2005. The JPM EMBI Global expands upon the composition of the JPM EMBI+ by using different country selection and instrument selection processes that are more in line with those of the Portfolio.

For the annual reporting period ended December 31, 2005, the Portfolio posted strong absolute returns, but underperformed its new benchmark, the JPM EMBI Global. The Portfolio's overweight exposure to Ecuador during the months of April and May 2005 detracted from its performance. Earlier in the period, an overweight position in Ecuador was favored based on valuation, potential ratings upgrades and the country's ability to finance itself. Political turmoil in April 2005, however, superceded the country's positive fundamentals and caused Ecuador's bond prices to plummet. The Portfolio's security selection also detracted from performance, as the Portfolio was too defensive relative to U.S. interest rates. The Portfolio's duration remained shorter than that of the benchmark, as interest rates were expected to rise and negatively impact bond prices.

The Portfolio's holdings in Brazil and Russia contributed positively to the Portfolio's performance. Both Brazil and Russia outperformed the Index, returning 13.21% and 13.29%, respectively. Brazil's stable growth, low inflation and central bank easing helped support its bond prices, particularly toward the end of the year when the Portfolio's exposure to the country was increased. Russia continued to benefit from high oil revenues, a steady reduction of external debt and ratings upgrades.

Venezuela also contributed positively to the Portfolio's performance, helped by higher oil prices and speculation that the Venezuelan government will begin to pay back debt. Finally, the Portfolio's exposure to Peru contributed to relative performance mid-year as economic growth there continued to outpace most Latin countries on strong demand for its exports. Offsetting earlier gains, however, was political uncertainty in December generated by the upcoming Peruvian Presidential elections and the softening in the polls of market-friendly candidates.

MARKET REVIEW AND INVESTMENT STRATEGY

The emerging market debt class posted the strongest returns within the fixed-income sectors of the market for the annual reporting period ended December 31, 2005, returning 10.73% according to the JPM EMBI Global. All 31 countries represented within the JPM EMBI Global posted positive returns with the Latin region at 10.88% edging out non-Latin countries at 10.56%. Emerging market spreads continued to tighten throughout the year, adding an additional 110 basis points to end the period at 237 basis points over Treasuries.

The emerging markets enjoyed strong investor demand, a favorable low global interest-rate environment and strong global liquidity. Furthermore, world inflation worries eased somewhat and growth indicators turned more positive benefiting emerging market sovereign debt. Higher commodity prices during the year helped the emerging markets despite a recent pullback in energy prices. Energy prices still remain near three times higher than prices of the last decade. Additionally, strong capital inflows caused currencies to appreciate which allowed central banks in almost every emerging country to accumulate reserves--one of the most important technical drivers supporting the sector.

Outperforming countries for the year included the Dominican Republic at 24.10%, the Philippines at 20.60%, the Ivory Coast at 20.00%, Uruguay at 16.26%, Venezuela at 16.06%, Russia at 13.29%, Ecuador at 13.22% and Brazil at 13.21%. Underperforming countries included Bulgaria at 2.12%, Thailand at 2.55% and Argentina at 2.73%.


1


GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

During the reporting period, the Portfolio maintained allocations to its core emerging market countries (Brazil, Argentina, Russia, Colombia, Mexico, Turkey and Venezuela). The Portfolio was also positioned with a neutral spread exposure; however, it remained defensive against interest-rate risk.

Individual emerging countries favored in the Portfolio during the year included Russia, which was one of the best performing countries outside of Latin America. Russia continued to benefit from higher oil revenues, debt prepayments and strong reserves. The Portfolio's exposure to Peru was increased as economic growth continued to outpace most Latin countries on strong demand for its exports. Exports doubled in Peru during 1999-2004, led by mining, and growth has averaged 5% per annum. Fundamentals in Peru remain positive with strong growth, a low fiscal deficit and low debt levels, despite the political uncertainty of the upcoming elections. The Ukraine, which experienced positive economic growth, strong surpluses and ratings upgrades, was also favored in the Portfolio earlier in the year. Venezuela was highlighted based on strong oil revenues and the potential of debt buybacks. Most recently, Brazil was favored due to low inflation, a stronger currency and prospects for interest-rate cuts. Lastly, the Portfolio's exposure to Ecuador was significantly reduced during the year. Although credit fundamentals in this country are sound, political volatility warranted caution.


2


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

NEITHER THE UNMANAGED J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (JPM EMBI+) NOR THE UNMANAGED J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL (JPM EMBI GLOBAL) REFLECTS FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans, eurobonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Dollar Government Portfolio.

A WORD ABOUT RISK

The Portfolio invests a significant amount of its assets in foreign securities, which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. These fluctuations can also be due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


3


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                         RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                       -------------------------------------------
PERIODS ENDED DECEMBER 31, 2005                          1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio
  Class A                                                  9.62%         15.39%         12.53%
-------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio
  Class B                                                  9.35%         18.47%*
-------------------------------------------------------------------------------------------------
JPM EMBI+                                                 11.86%         12.79%         13.62%
-------------------------------------------------------------------------------------------------
JPM EMBI Global                                           10.73%         12.23%         13.00%
-------------------------------------------------------------------------------------------------

*  Since inception of the Portfolio's Class B shares on 7/22/02.


ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/95-12/31/05


ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO CLASS A: $32,571 JPM EMBI+: $35,866
JPM EMBI GLOBAL: $33,915

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                    AllianceBernstein
               Global Dollar Government                           JPM EMBI
                   Portfolio Class A         JPM EMBI+             Global
-------------------------------------------------------------------------------
  12/31/95              $ 10,000             $ 10,000             $ 10,000
  12/31/96              $ 12,490             $ 13,931             $ 13,523
  12/31/97              $ 14,142             $ 15,744             $ 15,139
  12/31/98              $ 11,072             $ 13,485             $ 13,392
  12/31/99              $ 13,960             $ 16,987             $ 16,630
  12/31/00              $ 15,922             $ 19,648             $ 19,027
  12/31/01              $ 17,414             $ 19,493             $ 19,285
  12/31/02              $ 20,225             $ 22,269             $ 21,816
  12/31/03              $ 26,982             $ 28,687             $ 27,413
  12/31/04              $ 29,713             $ 32,064             $ 30,629
  12/31/05              $ 32,571             $ 35,866             $ 33,915


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Dollar Government Portfolio Class A shares (from 12/31/95 to 12/31/05) as compared to the performance of the Portfolio's new benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIGlobal) and its old benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index Plus (EMBI+). The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


4


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING              ENDING
GLOBAL DOLLAR                              ACCOUNT VALUE        ACCOUNT VALUE       EXPENSES PAID      ANNUALIZED
GOVERNMENT PORTFOLIO                       JULY 1, 2005       DECEMBER 31, 2005     DURING PERIOD*    EXPENSE RATIO*
-----------------------------             ---------------    ------------------    --------------    --------------
CLASS A
Actual                                         $1,000            $1,053.32             $8.13              1.57%
Hypothetical (5% return before expenses)       $1,000            $1,017.29             $7.98              1.57%

CLASS B
Actual                                         $1,000            $1,051.24             $9.41              1.82%
Hypothetical (5% return before expenses)       $1,000            $1,016.03             $9.25              1.82%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SECURITY TYPE BREAKDOWN
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
SECURITY TYPE                                   U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Sovereign Debt Obligations                      $ 23,779,526           83.6%
Corporate Debt Obligations                         3,771,700           13.2
                                                ------------          -----
Total Investments*                                27,551,226           96.8
Cash and receivables, net of liabilities             903,775            3.2
                                                ------------          -----
Net Assets                                      $ 28,455,001          100.0%


*  Excludes short-term investments.


6


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                      PRINCIPAL
                                                        AMOUNT
                                                        (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-83.6%
ARGENTINA-4.4%
Republic of Argentina
  0.00% 12/15/35 (a)                                  $ 1,481      $     77,009
  4.005%, 8/03/12 (b)                                   1,107           986,542
  8.28%, 12/31/33                                         233           195,355
                                                                   ------------
                                                                      1,258,906
                                                                   ------------
BELIZE-0.1%
Government of Belize
  9.50%, 8/15/12                                           36            31,320
                                                                   ------------
BRAZIL-17.3%
Federal Republic of Brazil
  0.00%, 4/15/12                                          531           524,079
  4.313%, 4/15/12 (b)                                      15            14,348
  8.00%, 1/15/18                                           37            39,868
  8.25%, 1/20/34                                          535           567,903
  9.25%, 10/22/10                                          45            50,355
  10.50%, 7/14/14                                         287           351,719
  11.00%, 8/17/40                                         514           663,060
  12.00%, 4/15/10                                         250           304,375
  12.75%, 1/15/20                                       1,626         2,343,878
  14.50%, 10/15/09                                         40            51,300
                                                                   ------------
                                                                      4,910,885
                                                                   ------------
BULGARIA-0.4%
Republic of Bulgaria
  8.25%, 1/15/15 (c)                                       94           113,270
                                                                   ------------
COLOMBIA-2.5%
Republic of Colombia
  10.75%, 1/15/13                                          88           109,120
  11.75%, 2/25/20                                         427           592,463
                                                                   ------------
                                                                        701,583
                                                                   ------------
DOMINICAN REPUBLIC-1.1%
Dominican Republic
  9.50%, 9/27/11 (c)                                      301           318,272
                                                                   ------------
ECUADOR-1.4%
Republic of Ecuador
  9.00%, 8/15/30 (c) (d)                                  120           108,260
  9.375%, 12/15/15 (c)                                    300           279,750
                                                                   ------------
                                                                        388,010
                                                                   ------------
EL SALVADOR-1.2%
Republic of El Salvador
  7.625%, 9/21/34 (c)                                      72            77,940
  7.65%, 6/15/35 (c)                                      138           142,140
  8.50%, 7/25/11 (c)                                      100           112,100
                                                                   ------------
                                                                        332,180
                                                                   ------------
INDONESIA-1.1%
Republic of Indonesia
  6.75%, 3/10/14 (c)                                      260           260,000
  7.25%, 4/20/15 (c)                                       59            60,416
                                                                   ------------
                                                                        320,416
                                                                   ------------
LEBANON-1.2%
Lebanese Republic
  7.875%, 5/20/11 (c)                                      75            77,250
  10.125%, 8/06/08 (c)                                    207           223,043
  11.625%, 5/11/16 (c)                                     33            41,168
                                                                   ------------
                                                                        341,461
                                                                   ------------
MALAYSIA-1.1%
Malaysia
  8.75%, 6/01/09                                          280           312,792
                                                                   ------------
MEXICO-14.3%
United Mexican States
  7.50%, 1/14/12                                          225           250,875
  8.125%, 12/30/19                                        985         1,209,087
  11.375%, 9/15/16                                        364           535,990
  Series A
  6.375%, 1/16/13                                          42            44,625
  8.00%, 9/24/22                                        1,173         1,442,789
  9.875%, 2/01/10                                         503           589,768
                                                                   ------------
                                                                      4,073,134
                                                                   ------------
NIGERIA-1.8%
Central Bank of Nigeria
  Series WW
  6.25%, 11/15/20 (d)                                     500           503,750
                                                                   ------------
PANAMA-3.2%
Republic of Panama
  7.125%, 1/29/26                                         263           266,288
  8.875%, 9/30/27                                          39            46,410
  9.375%, 7/23/12-4/01/29                                  53            63,615
  9.625%, 2/08/11                                         134           156,646
  10.75%, 5/15/20                                         275           381,288
                                                                   ------------
                                                                        914,247
                                                                   ------------
PERU-3.1%
Republic of Peru
  7.35%, 7/21/25                                          142           139,870
  8.375%, 5/03/16                                          49            53,778
  8.75%, 11/21/33                                         606           681,750
  9.875%, 2/06/15                                           4             4,800
                                                                   ------------
                                                                        880,198
                                                                   ------------
PHILIPPINES-4.7%
Republic of Philippines
  8.875%, 3/17/15                                         331           363,769
  9.00%, 2/15/13                                          300           331,500
  9.50%, 2/02/30                                          127           149,225
  9.875%, 1/15/19                                         125           148,000
  10.625%, 3/16/25                                        280           357,000
                                                                   ------------
                                                                      1,349,494
                                                                   ------------
RUSSIA-12.1%
Russia Ministry of Finance
  Series V
  3.00%, 5/14/08                                        1,755         1,664,441
  Series VII
  3.00%, 5/14/11                                          160           142,608


7


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                      PRINCIPAL
                                                        AMOUNT
                                                        (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
Russian Federation
  5.00%, 3/31/30 (c) (d)                              $ 1,140      $  1,286,945
  11.00%, 7/24/18 (c)                                     240           353,760
                                                                   ------------
                                                                      3,447,754
                                                                   ------------
TURKEY-5.0%
Republic of Turkey
  7.375%, 2/05/25                                         116           119,770
  11.00%, 1/14/13                                         195           247,455
  11.50%, 1/23/12                                         233           295,328
  11.75%, 6/15/10                                         140           171,500
  11.875%, 1/15/30                                        375           575,250
                                                                   ------------
                                                                      1,409,303
                                                                   ------------
UKRAINE-0.7%
Government of Ukraine
  6.875%, 3/04/11 (c)                                     113           116,390
  11.00%, 3/15/07 (c)                                      90            93,145
                                                                   ------------
                                                                        209,535
                                                                   ------------
URUGUAY-1.4%
Republic of Uruguay
  7.50%, 3/15/15                                           29            29,653
  7.875%, 1/15/33 (e)                                     134           135,128
  9.25%, 5/17/17                                          200           226,000
                                                                   ------------
                                                                        390,781
                                                                   ------------
VENEZUELA-5.5%
Republic of Venezuela
  5.194%, 4/20/11 (b) (c)                                  80            78,400
  8.50%, 10/08/14                                          30            32,895
  9.25%, 9/15/27                                          526           623,310
  10.75%, 9/19/13                                         681           837,630
                                                                   ------------
                                                                      1,572,235
                                                                   ------------
Total Sovereign Debt Obligations
  (cost $21,900,710)                                                 23,779,526
                                                                   ------------
CORPORATE DEBT OBLIGATIONS-13.2%
BRAZIL-0.4%
PF Export Receivables Master Trust
  6.436%, 6/01/15 (c)                                     115           114,810
                                                                   ------------
GERMANY-2.9%
Aries Vermogensverwltng
  9.60%, 10/25/14 (c)                                     500           646,700
Citigroup (JSC Severstal)
  9.25%, 4/19/14 (c)                                       68            73,610
Kyivstar
  7.75%, 4/27/12 (c)                                      100           101,320
                                                                   ------------
                                                                        821,630
                                                                   ------------
HONG KONG-0.3%
Noble Group Ltd.
  6.625%, 3/17/15 (c)                                     100            92,089
                                                                   ------------
INDONESIA-0.6%
Freeport-McMoran Copper & Gold
  10.125%, 2/01/10                                        150           164,813
                                                                   ------------
JAMAICA-0.3%
Digicel Ltd.
  9.25%, 9/01/12 (c)                                      100           102,750
                                                                   ------------
KAZAKHSTAN-0.4%
Kazkommerts International BV
  8.50%, 4/16/13 (c)                                      100           108,940
                                                                   ------------
MEXICO-1.4%
America Movil, SA de CV
  6.375%, 3/01/35                                          70            67,816
Monterrey Power, SA De C.V.
  9.625%, 11/15/09 (c)                                     45            50,701
Pemex Project Funding Master Trust
  8.00%, 11/15/11                                         250           279,750
                                                                   ------------
                                                                        398,267
                                                                   ------------
PEOPLES REPUBLIC OF CHINA-0.4%
Choada Modern Agriculture
  7.75%, 2/08/10 (c)                                      112           110,040
                                                                   ------------
PERU-0.3%
Southern Peru Copper
  6.375%, 7/27/15 (c)                                     100            99,818
                                                                   ------------
ROMANIA-0.4%
MobiFon Holdings BV
  12.50%, 7/31/10 (c)                                     100           116,000
                                                                   ------------
RUSSIA-5.4%
Evraz Group, SA
  8.25%, 11/10/15 (c)                                     100            98,900
Gazprom Oao
  9.625%, 3/01/13 (c)                                     830         1,000,238
Gazstream, SA
  5.625%, 7/22/13 (c)                                     145           143,550
Mobile Telesystems Finance
  9.75%, 1/30/08 (c)                                      125           132,500
Russian Standard Finance
  7.50%, 10/07/10 (c)                                     100            97,375
Tyumen Oil
  11.00%, 11/06/07 (c)                                     55            59,620
                                                                   ------------
                                                                      1,532,183
                                                                   ------------
UKRAINE-0.4%
Kyivstar
  10.375%, 8/17/09 (c)                                    100           110,360
                                                                   ------------
Total Corporate Debt Obligations
  (cost $3,552,674)                                                   3,771,700
                                                                   ------------


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                      PRINCIPAL
                                                        AMOUNT
                                                        (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.7%
TIME DEPOSIT-1.7%
The Bank of New York
  3.25%, 1/03/06
  (cost $471,000)                                       $ 471      $    471,000
                                                                   ------------
TOTAL INVESTMENTS-98.5%
  (cost $25,924,384)                                                 28,022,226
Other assets less liabilities-1.5%                                      432,775
                                                                   ------------
NET ASSETS-100%                                                    $ 28,455,001
                                                                   ============


CREDIT DEFAULT SWAP CONTRACTS (SEE NOTE D)

                                     NOTIONAL                                   UNREALIZED
SWAP COUNTERPARTY &                   AMOUNT      INTEREST     TERMINATION     APPRECIATION/
REFERENCED OBLIGATION                (000'S)        RATE           DATE       (DEPRECIATION)
--------------------------------------------------------------------------------------------
BUY CONTRACTS:

Citigroup Global Markets, Inc.
Federal Republic of Brazil
  12.25%, 3/06/30                      390          4.07%        8/20/15        $(35,628)

Citigroup Global Markets, Inc.
Federal Republic of Brazil
  12.25%, 3/06/30                      290          4.14         4/20/10         (26,534)

Citigroup Global Markets, Inc.
Republic of Colombia
  8.375%, 2/15/27                      150          3.02         1/20/10         (11,271)

Citigroup Global Markets, Inc.
Republic of Philippines
  10.625%, 3/16/25                     130          5.60         3/20/14         (17,829)

Citigroup Global Markets, Inc.
Republic of Hungary
  4.50%, 2/06/13                        75          0.50        11/26/13            (910)

Deutsche Bank AG London
Federal Republic of Brazil
  12.25%, 3/06/30                      290          4.02         4/20/10         (24,172)

JPMorgan Chase & Co.
Republic of Hungary
  4.75%, 2/03/15                       330          0.30        10/20/15           1,863

SALE CONTRACTS:

Citigroup Global Markets, Inc.
Federal Republic of Brazil
  12.25%, 3/06/30                      609          1.98         4/20/07          13,773

Citigroup Global Markets, Inc.
Federal Republic of Brazil
  12.25%, 3/06/30                      600          3.09         8/20/10          31,853

Citigroup Global Markets, Inc.
Federal Republic of Brazil
  12.25%, 3/06/30                      200          4.40         5/20/06           4,222

Citigroup Global Markets, Inc.
Republic of Colombia
  8.375%, 2/15/27                      250          1.13         1/20/07           3,070

Citigroup Global Markets, Inc.
Republic of Philippines
  10.625%, 3/16/25                     130          4.95         3/20/09          12,373

Credit Suisse First Boston
Federal Republic of Brazil
  12.25%, 3/06/30                      175          6.90         6/20/07          22,203

Credit Suisse First Boston
Federal Republic of Venezuela
  9.25%, 9/15/27                       520          3.17         9/21/15           9,929



9


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

CREDIT DEFAULT SWAP CONTRACTS (SEE NOTE D) (CONTINUED)

                                     NOTIONAL                                   UNREALIZED
SWAP COUNTERPARTY &                   AMOUNT      INTEREST     TERMINATION     APPRECIATION/
REFERENCED OBLIGATION                (000'S)        RATE           DATE       (DEPRECIATION)
--------------------------------------------------------------------------------------------
SALE CONTRACTS (CONTINUED):

Deutche Bank AG London
Federal Republic of Brazil
  12.25%, 3/06/30                      609          1.90%       10/20/07         $12,273

Morgan Stanley
Federal Republic of Brazil
  12.25%, 3/06/30                      160          3.80         8/20/06           5,653

JPMorgan Chase & Co.                   360          1.04        10/20/10          (3,201)
OAO Gazprom
  9.125%, 4/25/07
OAO Gazprom
  10.50%, 10/21/09
OAO Gazprom
  7.80%, 9/27/10
OAO Gazprom
  9.625%, 3/01/13
OAO Gazprom
  5.875%, 6/01/15
OAO Gazprom
  8.625%, 4/28/34,
  puttable on 4/28/14



(a)  Variable rate coupon, rate shown as of December 31, 2005.

(b) Floating rate security. Stated interest rate was in effect at December 31, 2005.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate market value of these securities amounted to $7,001,570 or 24.6% of net assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2005.

(e)  PIK (Paid-in-Kind) payments.

See Notes to Financial Statements.


10


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $25,924,384)           $ 28,022,226
  Cash                                                                   38,681
  Unrealized appreciation of swap contracts                             117,212
  Interest receivable                                                   634,357
  Receivable for capital stock sold                                       2,343
                                                                   ------------
  Total assets                                                       28,814,819
                                                                   ------------
LIABILITIES
  Unrealized depreciation of swap contracts                             119,545
  Payable for investment securities purchased                            94,573
  Payable for capital stock redeemed                                     45,448
  Advisory fee payable                                                   12,026
  Distribution fee payable                                                1,139
  Transfer agent fee payable                                                 57
  Accrued expenses                                                       87,030
                                                                   ------------
  Total liabilities                                                     359,818
                                                                   ------------
NET ASSETS                                                         $ 28,455,001
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $      1,975
  Additional paid-in capital                                         23,482,342
  Undistributed net investment income                                 1,623,631
  Accumulated net realized gain on investment transactions            1,251,544
  Net unrealized appreciation of investments                          2,095,509
                                                                   ------------
                                                                   $ 28,455,001
                                                                   ============
CLASS A SHARES
  Net assets                                                       $ 23,073,088
                                                                   ============
  Shares of capital stock outstanding                                 1,600,601
                                                                   ============
  Net asset value per share                                        $      14.42
                                                                   ============
CLASS B SHARES
  Net assets                                                       $  5,381,913
                                                                   ============
  Shares of capital stock outstanding                                   374,791
                                                                   ============
  Net asset value per share                                        $      14.36
                                                                   ============


See Notes to Financial Statements.


11


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $3,036)               $  2,082,778
                                                                   ------------
EXPENSES
  Advisory fee                                                          138,486
  Distribution fee -- Class B                                            13,316
  Custodian                                                             183,656
  Administrative                                                         75,250
  Audit                                                                  41,750
  Printing                                                               13,851
  Legal                                                                   4,141
  Directors' fees                                                         1,000
  Transfer agency                                                           794
  Miscellaneous                                                           7,029
                                                                   ------------
  Total expenses before interest                                        479,273
  Interest expense                                                        1,638
                                                                   ------------
  Total expenses                                                        480,911
                                                                   ------------
  Net investment income                                               1,601,867
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain on:
    Investment transactions                                           1,229,063
    Written options                                                      84,713
    Swap contracts                                                       45,182
  Net change in unrealized appreciation/depreciation of:
    Investments                                                        (403,786)
    Written options                                                        (318)
    Swap contracts                                                      (61,951)
                                                                   ------------
  Net gain on investment transactions                                   892,903
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  2,494,770
                                                                   ============


See Notes to Financial Statements.


12


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                   YEAR ENDED       YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                      2005             2004
                                                  ============     ============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                           $  1,601,867     $  1,647,165
  Net realized gain on investment
    transactions                                     1,358,958        2,216,471
  Net change in unrealized appreciation/
    depreciation of investments                       (466,055)      (1,367,714)
                                                  ------------     ------------
  Net increase in net assets from operations         2,494,770        2,495,922

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                         (1,361,063)      (1,636,884)
    Class B                                           (330,495)        (308,029)
  Net realized gain on investment transactions
    Class A                                         (1,031,497)              -0-
    Class B                                           (258,602)              -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            1,030,988       (2,234,889)
                                                  ------------     ------------
  Total increase (decrease)                            544,101       (1,683,880)

NET ASSETS
  Beginning of period                               27,910,900       29,594,780
                                                  ------------     ------------
  End of period (including undistributed
    net investment income of $1,623,631
    and $1,674,385, respectively)                 $ 28,455,001     $ 27,910,900
                                                  ============     ============


See Notes to Financial Statements.


13


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Dollar Government Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of current income and, secondarily, capital appreciation. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investments transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


15


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  25,401,161    $  22,673,419
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost                                                              $  25,961,526
                                                                  =============
Gross unrealized appreciation                                     $   2,098,218
Gross unrealized depreciation                                           (37,518)
                                                                  -------------
Net unrealized appreciation                                       $   2,060,700
                                                                  =============

1. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not per-


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

form under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended December 31, 2005 were as follows:

                                                   NUMBER OF         PREMIUMS
                                                   CONTRACTS         RECEIVED
                                                 =============    =============
OPTIONS OUTSTANDING AT DECEMBER 31, 2004               490,000    $       7,113
Options written.                                     6,305,000           77,602
Options terminated in closing purchase
  transactions                                      (2,711,000)         (36,642)
Options expired                                     (4,084,000)         (48,073)
                                                 -------------    -------------
OPTIONS OUTSTANDING AT DECEMBER 31, 2005                    -0-   $          -0-
                                                 =============    =============

2. SWAP AGREEMENTS

The Portfolio may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

As of January 1, 2004, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Prior to January 1, 2004, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments


17


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio

At December 31, 2005, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,613,000, with net unrealized appreciation of $112,148 and terms ranging from 5 months to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Portfolio had Buy Contracts outstanding with a Notional Amount of $1,250,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $2,363,000 as of December 31, 2005.

3. REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2005, the average amount of reverse repurchase agreements outstanding was $437,422 and the daily weighted average interest rate was 1.25%.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes designated Class A and Class B. Each class consist of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              351,062       281,328   $   4,999,771   $   4,025,798
Shares issued in
  reinvestment
  of dividends and
  distributions          177,358       127,285       2,392,560       1,636,884
Shares redeemed         (478,486)     (677,105)     (6,879,459)     (9,595,145)
                     -----------   -----------   -------------   -------------
Net increase
  (decrease)              49,934      (268,492)  $     512,872   $  (3,932,463)
                     ===========   ===========   =============   =============


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold              106,971       193,217   $   1,536,498   $   2,745,198
Shares issued in
  reinvestment
  of dividends and
  distributions           43,799        23,990         589,098         308,029
Shares redeemed         (113,663)      (97,415)     (1,607,480)     (1,355,653)
                     -----------   -----------   -------------   -------------
Net increase              37,107       119,792   $     518,116   $   1,697,574
                     ===========   ===========   =============   =============

NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $    1,800,375   $    1,944,913
  Net long-term capital gains                    1,181,282               -0-
                                            --------------   --------------
Total taxable distributions                      2,981,657        1,944,913
                                            --------------   --------------
Total distributions paid                    $    2,981,657   $    1,944,913
                                            ==============   ==============


19


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $  1,856,729
Undistributed long-term capital gains                             1,053,443
Unrealized appreciation/(depreciation)                            2,060,512(a)
                                                               ------------
Total accumulated earnings/(deficit)                           $  4,970,684
                                                               ============

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

During the current fiscal year, permanent differences, primarily due to the tax treatment of swap income and paydown gains/losses, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investment transactions. These reclassifications had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.


21


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


22


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2005        2004(a)      2003         2002         2001(b)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.79       $14.53       $11.43       $10.63       $10.76

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .84          .86(d)       .95          .94(d)      1.11(d)
Net realized and unrealized gain (loss)
  on  investment transactions                    .46          .45         2.83          .70         (.10)
Net increase in net asset value from
  operations                                    1.30         1.31         3.78         1.64         1.01

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.95)       (1.05)        (.68)        (.84)       (1.14)
Distributions from net realized gain on
  investment transactions                       (.72)          -0-          -0-          -0-          -0-
Total dividends and distributions              (1.67)       (1.05)        (.68)        (.84)       (1.14)
Net asset value, end of period                $14.42       $14.79       $14.53       $11.43       $10.63

TOTAL RETURN
Total investment return based on
  net asset value (e)                           9.62%       10.12%       33.41%       16.14%        9.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $23,073      $22,932      $26,433      $22,198      $11,249
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.69%        1.76%        1.90%        1.40%         .95%
  Expenses, before waivers and
    reimbursements                              1.69%        1.93%        1.90%        2.00%        2.37%
  Expenses, before waivers and
    reimbursements excluding
    interest expense                            1.68%        1.92%        1.88%        2.00%        2.37%
  Net investment income                         5.83%        6.07%(d)     7.20%        8.83%(d)    10.63%(d)
Portfolio turnover rate                           91%         188%         150%         142%         176%


See footnote summary on page 24.


23


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS B
                                            --------------------------------------------------
                                                                                     JULY 22,
                                                  YEAR ENDED DECEMBER 31,          2002(F) TO
                                            -------------------------------------  DECEMBER 31,
                                                2005        2004(a)      2003         2002
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.74       $14.51       $11.42       $10.20

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .80          .82(d)       .88          .35(d)
Net realized and unrealized gain
  on investment transactions                     .46          .45         2.89          .87
Net increase in net asset value from
  operations                                    1.26         1.27         3.77         1.22

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.92)       (1.04)        (.68)          -0-
Distributions from net realized gain
  on investment transactions                    (.72)          -0-          -0-          -0-
Total dividends and distributions              (1.64)       (1.04)        (.68)          -0-
Net asset value, end of period                $14.36       $14.74       $14.51       $11.42

TOTAL RETURN
Total investment return based on
  net asset value (e)                           9.35%        9.81%       33.34%       11.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $5,382       $4,979       $3,162         $226
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.93%        2.07%        2.14%        1.63%(g)
  Expenses, before waivers and
    reimbursements                              1.93%        2.24%        2.14%        1.99%(g)
  Expenses, before waivers and
    reimbursements excluding
    interest expense                            1.93%        2.23%        2.12%        1.99%(g)
  Net investment income                         5.60%        5.74%(d)     6.67%        9.12%(d)(g)
Portfolio turnover rate                           91%         188%         150%         142%


(a) As of January 1, 2004, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02 for Class A and B. Consequently, the ratios of net investment income to average net assets were decreased by 0.17% for Class A and B respectively.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A was to decrease net investment income by less than $.01 per share, decrease net realized and unrealized loss on investments by less than $.01 per share, and decrease the ratio of net investment income to average net assets from 10.65% to 10.63%.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived or reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Commencement of distribution.

(g)  Annualized.


24


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Global Dollar Government Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Dollar Government Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 6,  2006


25


RESULTS OF SHAREHOLDER MEETING
(UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Global Dollar Government Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                              VOTED FOR       WITHHELD AUTHORITY
                          -----------------   ------------------
Ruth Block                   340,957,741          10,273,156
David H. Dievler             340,333,752          10,897,144
John H. Dobkin               340,541,359          10,689,538
Michael J. Downey            340,895,582          10,335,314
William H. Foulk, Jr.        340,477,311          10,753,585
D. James Guzy                340,313,267          10,917,629
Marc O. Mayer                340,857,320          10,373,576
Marshall C. Turner, Jr.      340,480,301          10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
                                         329,393,925      7,649,880       14,187,089                0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
3.B.   Issuing Senior Securities           1,022,252         44,593           28,313               0
       and Borrowing Money

3.D.   Concentration of                    1,017,131         46,701           31,326               0
       Investments

3.E.   Real Estate and Companies           1,021,262         43,412           30,484               0
       that Deal in Real Estate

3.F.   Commodities, Commodity              1,020,986         43,688           30,484               0
       Contracts and Futures
       Contracts

3.G.   Loans                               1,020,599         46,321           28,238               0

3.I.   Exercising Control                  1,020,144         44,455           30,559               0

3.K.   Oil, Gas, and Other Types           1,006,622         60,223           28,313               0
       of Minerals or Mineral
       Leases

3.L.   Purchases of Securities             1,003,575         63,270           28,313               0
       on Margin

3.M.   Short Sales                         1,003,575         61,024           30,559               0

3.N.   Pledging, Hypothecating,            1,003,575         62,607           28,976               0
       Mortgaging, or Otherwise
       Encumbering Assets

4.A.   The reclassification of the         1,002,059         62,540           30,599               0
       Portfolio's fundamental
       investment objective as
       non-fundamental with no
       change to the investment
       objective.



26


GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer PAUL DENOON(2), Vice President
MICHAEL L. MON(2), Vice President
MATTHEW SHERIDAN(2), Vice President
EMILIE D. WRAPP, Secretary
MARK D. GERSTEN, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income: Emerging Market Investment Team. Mr. Paul DeNoon, a member of the Global Fixed Income: Emerging Market Investment Team is responsible for the day-to-day management of the Portfolio's portfolio.


27


GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                                  COMPLEX        DIRECTORSHIP
   DATE OF BIRTH                           OCCUPATION(S)                              OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                            DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of Alliance                  106        SCB Partners, Inc.;
1345 Avenue of the Americas        Capital Management Corporation                                         SCB, Inc.
New York, NY 10105                 ("ACMC") since 2001 and Chairman of
10/2/57                            the Board of AllianceBernstein Investment
(2005)                             Research and Management, Inc. ("ABIRM")
                                   since 2000; prior thereto, Chief Executive
                                   Officer of Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm of
                                   Bernstein & Co. LLC ("SCB & Co.")) and
                                   its predecessor since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **       Investment adviser and an independent                 108             None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
Chairman of the Board              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief           106             None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   Governor at Large, National Association
                                   of Securities Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December 1994,          107             None
P.O. Box 167                       he was Senior Vice President of ACMC
Spring Lake, NJ 07762              responsible for mutual fund administration.
10/23/29                           Prior to joining ACMC in 1984, he was Chief
(1990)                             Financial Officer of Eberstadt Asset Management
                                   since 1968. Prior to that, he was a Senior Manager
                                   at Price Waterhouse & Co. Member of American
                                   Institute of Certified Public Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly President of Save Venice,        106             None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.



28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                                  COMPLEX        DIRECTORSHIP
   DATE OF BIRTH                           OCCUPATION(S)                              OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                            DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #               Consultant since January 2004. Formerly               106         Asia Pacific Fund,
c/o Alliance Capital               managing partner of Lexington Capital, LLC                            Inc., and
Management L.P.                    (investment advisory firm) from December                            The Merger Fund
1345 Avenue of the Americas        1997 until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential Mutual
Attn: Philip L. Kirstein           Fund Management from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX Technology               106        Intel Corporation
P.O. Box 128                       (semi-conductors) and of SRC Computers                       (semi-conductors); Cirrus
Glenbrook, NV 89413                Inc., with which he has been associated since                      Logic Corporation
3/7/36                             prior to 2001. He is also President of the                        (semi-conductors);
(2005)                             Arbor Company (private family investments).                      Novellus Corporation
                                                                                                       (semi-conductor
                                                                                                     equipment); Micro
                                                                                                     Component Technology
                                                                                                (semi-conductor equipment);
                                                                                                     the Davis Selected
                                                                                                     Advisors Group of
                                                                                                      Mutual Funds; and
                                                                                                         LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                 106       Toppan Photomasks, Inc.;
220 Montgomery Street              conductor manufacturing services), Austin,                         the George Lucas
Penthouse 10                       Texas, from 2003 to present, and President                        Educational Foundation;
San Francisco, CA 94104-3402       since company acquired in 2005, and name                       and Chairman of the Board
10/10/41                           changed from DuPont Photomasks. Prior to                         of the Smithsonian's
(2005)                             the company's sale in 2005, he was Chairman                        National Museum of
                                   and CEO. He has also been Principal of Turner                       Natural History
                                   Venture Associates since 1993.



*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


29


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
MANAGEMENT OF THE FUND (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning Fund's Officers is listed below.

                                     PRINCIPAL
    NAME, ADDRESS*               POSITION(S) HELD                   PRINCIPAL OCCUPATION
  AND DATE OF BIRTH                 WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                   President and Chief          See biography above.
10/2/57                         Executive Officer

Philip L. Kirstein              Senior Vice President        Senior Vice President and Independent
5/29/45                         and Independent              Compliance Officer of the AllianceBernstein
                                Compliance Officer           Funds, with which he has been associated
                                                             since October 2004. Prior thereto, he was Of
                                                             Counsel to Kirkpatrick & Lockhart, LLP from
                                                             October 2003 to October 2004, and General
                                                             Counsel of Merrill Lynch Investment Managers,
                                                             L.P. since prior to 2001 until March 2003.

Paul J. DeNoon                  Vice President               Senior Vice President of ACMC**, with which
4/18/62                                                      he has been associated since prior to 2001.

Michael L. Mon                  Vice President               Vice President of ACMC**, with which he has
3/2/69                                                       been associated since prior to 2001.

Matthew Sheridan                Vice President               Vice President of ACMC**, with which he has
3/19/75                                                      been associated since prior to 2001.

Emilie D. Wrapp                 Secretary                    Senior Vice President, Assistant General
11/13/55                                                     Counsel and Assistant Secretary of ABIRM**,
                                                             with which she has been associated since prior
                                                             to 2001.

Mark D. Gersten                 Treasurer and Chief          Senior Vice President of Alliance Global
10/4/50                         Financial Officer            Investor Services, Inc. ("AGIS")** and Vice
                                                             President of ABIRM**, with which he has been
                                                             associated since prior to 2001.

Thomas R. Manley                Controller                   Vice President of ACMC**, with which he has
8/3/51                                                       been associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


30


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Global Dollar Government Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;


31


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 9 to 6 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 13 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods, and as compared to the JP Morgan Emerging Markets Bond Index Plus (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (May 1994 inception). The directors noted that in the Performance Group and Performance Universe comparisons, the Portfolio was in the first quintile in all periods reviewed (with the Performance Group comparison adjusted to the 2nd quintile in the 1-year period by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles). The comparative information showed that the Portfolio underperformed the Index in the YTD, 1- and 10-year and since inception periods and outperformed the


33


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Index in the 3- and 5-year periods. Based on their review, the directors concluded that the Portfolio's relative performance over time was highly satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for the Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the relatively low level of assets of the Portfolio would result in a fee rate that would be significantly higher than what the Portfolio's Advisory Agreement provides, but that if the 25 basis point impact of the Portfolio's administrative expense reimbursement provision was taken into account, the application of such fee rate schedule results in a materially lower rate of total compensation to the Adviser than what is paid by the Portfolio. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was slightly lower than the Expense Group median (Lipper reported the Portfolio's fee prior to 2004--the current fee is 50 basis points). The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 25 basis points and that as a result the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was significantly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was significantly higher than the medians for the Expense Group and Expense Universe. The directors noted that the Portfolio's relatively small size (less than $30 million as of September 30, 2005) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable in the Portfolio's particular circumstances. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


35


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Global Dollar Government Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplate eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                          ADVISORY FEE
                      BASED ON % OF AVERAGE
CATEGORY                DAILY NET ASSETS                    FUND
-------------------------------------------------------------------------------
High Income         50 bp on 1st $2.5 billion       Global Dollar Government
                    45 bp on next $2.5 billion      Portfolio
                    40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                 AS A %
                                                               OF AVERAGE
FUND                                         AMOUNT         DAILY NET ASSETS
-------------------------------------------------------------------------------
Global Dollar Government Portfolio           $69,000              0.25%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                                    GROSS EXPENSE RATIO      FISCAL YEAR
-------------------------------------------------------------------------------
Global Dollar Government Portfolio         Class A  1.92%        December 31
                                           Class B  2.23%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                         NET ASSETS         ALLIANCE        EFFECTIVE ALLIANCE
                          09/30/05       INSTITUTIONAL         INSTITUTIONAL
FUND                       ($MIL)         FEE SCHEDULE         ADVISORY FEE
-------------------------------------------------------------------------------
Global Dollar              $28.9       Emerging Market             0.604%
Government Portfolio                   Debt Schedule
                                       65 bp on 1st $20 m
                                       50 bp on next $20 m
                                       40 bp on next $20 m
                                       35 bp on the balance
                                       Minimum account size $20 m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has almost the same advisory fee schedule as the Fund.(3)


(3) The AllianceBernstein Emerging Market Debt Fund, Inc., whose investment style is similar to the Fund, has an advisory fee schedule with the same breakpoints as the Fund, although the fund's advisory fees are based on the fund's adjusted total assets, which is the average daily value of the total assets of the fund, minus the sum of accrued liabilities of the fund, other than the principal amount of money borrowed.


37


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund that invests in fixed income securities:

ASSET CLASS                                        FEE(4)
------------------------------------------------------------
Fixed Income                                       0.65%


The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                          EFFECTIVE      LIPPER
                                          MANAGEMENT      GROUP
FUND                                         FEE         MEDIAN        RANK
-------------------------------------------------------------------------------
Global Dollar Government Portfolio          0.750         0.766         3/9

The directors noted that the Fund's approximate current size contractual effective fee rate of 0.75% was slightly lower than the Lipper group median (Lipper reported the Fund's fee prior to 2004; the current fee is 0.50%).

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                         EXPENSE     LIPPER     LIPPER     LIPPER      LIPPER
                          RATIO     UNIVERSE   UNIVERSE     GROUP      GROUP
FUND                      (%)(8)    MEDIAN(%)    RANK      MEDIAN(%)    RANK
-------------------------------------------------------------------------------
Global Dollar             1.760      0.978      14/14      0.978        9/9
Government Portfolio

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces


(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  Most recent fiscal year end Class A share total expense ratio.


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund increased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                           12B-1 FEE RECEIVED
---------------------------------------------------------------------
Global Dollar Government Portfolio                   $10,677

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                     ADVISER
                                                   PAYMENTS TO
FUND                                                  ABIRM
---------------------------------------------------------------------
Global Dollar Government Portfolio                   $91,143

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.


(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


39


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO             GROUP           UNIVERSE
-------------------------------------------------------------------------------
1 year                                          2/9               2/13
3 year                                          1/9               1/13
5 year                                          1/9               1/13
10 year                                         1/6               1/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                     PERIODS ENDING SEPTEMBER 30, 2005
                                          ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                        SINCE
FUND                        1 YEAR     3 YEAR     5 YEAR    10 YEAR   INCEPTION
-------------------------------------------------------------------------------
GLOBAL DOLLAR
  GOVERNMENT PORTFOLIO      13.45      22.44      15.48      13.13      12.56

J.P. Morgan EMBI
  Plus Index                15.15      21.81      12.70      14.37      13.84

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(10)  The performance rankings are for the Class A shares of the Fund.

(11)  The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(13)  The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

                      (This page left intentionally blank.)



[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein
Variable Products Series Fund, Inc.


Annual Report
December 31, 2005


> AllianceBernstein High Yield Portfolio



INVESTMENT PRODUCTS OFFERED
-----------------------------
o ARE NOT FDIC INSURED
o MAY LOSE VALUE
o ARE NOT BANK GUARANTEED
-----------------------------




YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.





HIGH YIELD PORTFOLIO


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

LETTER TO INVESTORS

February 7, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein High Yield Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests a substantial portion of its assets in higher-yielding, higher-risk, fixed-income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its new benchmark, the Lehman Brothers High Yield Index (2% constrained), for the one- and five-year periods ended December 31, 2005 and since inception of the Portfolio's Class A shares on October 27, 1997. Performance is also shown for the Portfolio's old benchmark, the Credit Suisse First Boston High Yield (CSFBHY) Index. The Portfolio's benchmark was changed because the new benchmark more closely matches the Portfolio's investment style.

For the annual reporting period ended December 31, 2005, the Portfolio underperformed its new benchmark. The Portfolio's security selection detracted from performance during the year, while the Portfolio's sector allocation contributed positively to relative performance. Specifically, security selection within the building products and container/packaging industry detracted from performance. Also detracting modestly from performance was the Portfolio's security selection in the cable/media industry. Contributing positively to performance was the Portfolio's underweight positions in both the paper & forest products and the automotive industries, which performed poorly.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. fixed-income returns were generally modest during the annual reporting period, reflecting higher U.S. interest rates, a significant flattening of the yield curve and modest spread movement in non-Treasury sectors. The high-yield market returned a modest 2.25%, according to the Credit Suisse First Boston
(CSFB) High Yield Index, with single B-rated debt outperforming the other quality tiers. For the year, BB-rated debt returned 2.31% and B-rated debt returned 3.83%, while CCC-rated debt underperformed at -3.76%. Spreads in the high-yield sector widened somewhat; however, they remained at historical tights and benefited from low volatility and an historically low default rate. At the end of the annual reporting period, the high-yield spread over Treasuries was 388 basis points, according to CSFB, a widening of 42 basis points during the year.

Dampening high-yield performance for the year was a greater incidence of idiosyncratic risk--where shareholder-friendly events were on the rise, including an increase in merger & acquisition and leveraged buy-out activity. Also, while the high-yield default rate remained quite low, it notched higher during the year. This was caused by a number of high-profile bankruptcies, including Northwest Airlines and Delta Air Lines, the auto supplier Delphi, the broker Refco, and the power company Calpine, which alone had close to $17 billion in debt outstanding.

Not surprisingly, autos were one of the most volatile sectors of the year as General Motors' (GM) and Ford Motor Company's problems continued to mount after being downgraded to non-investment grade status in the second quarter. In the fourth quarter, Standard & Poor's lowered GM's rating to B, warning that the risk of bankruptcy had increased due to several factors. These factors included a deteriorated financial condition, as well as fierce foreign competition, the slowdown in large sport utility vehicle sales and GM's massive pension and health care cost burdens. Near year-end, Fitch Ratings cut Ford Motor Credit's ratings to non-investment grade for similar reasons, effectively knocking its debt out of investment-grade indices. For the year, autos registered a staggering -13.2%, according to CSFB.

During the second half of the year, the Portfolio's overweight in higher-beta credits was reduced to an underweight. Although credit metrics, corporate profits and cash flow remain strong, spreads are historically tight at a time when idiosyncratic and systemic risks are increasing--leaving little margin for error. In this environment, security selection is playing a significant role in the Portfolio's management team's (the "Team's") quest to add value, with an emphasis on avoiding problem credits. Given increased risks and a general lack of compelling opportunities, the Team has continued to maintain a well-diversified portfolio.


1


HIGH YIELD PORTFOLIO


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

While not one industry stood out as particularly over- or undervalued, the Team has identified certain industries that, in its view, warrant an over- or underweight. For instance, the Portfolio is overweight in cable (with an emphasis on satellite), wireless (international), financial and manufacturing. In the Team's view, these industries offer attractive value and solid fundamentals. The Portfolio is underweight in autos, technology, food/tobacco and the paper industries, where credit trends have deteriorated or the upside potential is limited.


2


HIGH YIELD PORTFOLIO
HISTORICAL PERFORMANCE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Credit Suisse First Boston (CSFB) High Yield Index nor the Lehman Brothers (LB) High Yield Index (2% constrained) reflects fees and expenses associated with the active management of a mutual fund portfolio. The CSFB High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market. The LB High Yield Index (2% constrained) covers the universe of fixed-rate, non-investment grade debt. Representation of any single bond issuer within the Index is limited to 2%. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein High Yield Portfolio.

A Word About Risk

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio invests in high yield bonds (i.e., "junk bonds") which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade bonds presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of the fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


3


HIGH YIELD PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                   Returns
THE PORTFOLIO VS. ITS BENCHMARK      ------------------------------------------
PERIODS ENDED DECEMBER 31, 2005      1 Year        5 Years     Since Inception*
-------------------------------------------------------------------------------
AllianceBernstein High Yield
  Portfolio Class A                   1.78%         6.10%           2.62%
-------------------------------------------------------------------------------
AllianceBernstein High Yield
  Portfolio Class B                   1.54%          n/a           10.64%
-------------------------------------------------------------------------------
CSFB High Yield Index                 2.25%         9.82%           5.91%
-------------------------------------------------------------------------------
Lehman Brothers High Yield Index
  (2% constrained)                    2.76%         9.12%           5.38%
-------------------------------------------------------------------------------
n/a: not applicable

* Since inception of the Portfolio's Class A shares on 10/27/97 and Class B shares on 7/22/02. The since inception benchmark returns are from the closest month-end to the Portfolio's Class A share inception date, which is 10/31/97.


ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
10/27/97*-12/31/05


CSFB HIGH YIELD INDEX: $15,989

LEHMAN BROTHERS HIGH YIELD INDEX (2% CONSTRAINED): $15,497

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO CLASS A: $12,360


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   AllianceBernstein                           Lehman Brothers
                 High Yield Portfolio         CSFB High        High Yield Index
                        Class A              Yield Index       (2% constrined)
-------------------------------------------------------------------------------
10/27/97*              $ 10,000               $ 10,000             $ 10,000
12/31/97               $ 10,330               $ 10,163             $ 10,192
12/31/98               $  9,949               $ 10,222             $ 10,383
12/31/99               $  9,692               $ 10,557             $ 10,631
12/31/00               $  9,193               $ 10,007             $ 10,015
12/31/01               $  9,472               $ 10,588             $ 10,562
12/31/02               $  9,185               $ 10,916             $ 10,537
12/31/03               $ 11,247               $ 13,966             $ 13,569
12/31/04               $ 12,144               $ 15,637             $ 15,081
12/31/05               $ 12,360               $ 15,989             $ 15,497


* SINCE INCEPTION OF THE PORTFOLIO'S CLASS A SHARES ON 10/27/97. CSFB HIGH YIELD INDEX AND LEHMAN BROTHERS HIGH YIELD INDEX DATA IS AS OF 10/29/97, THE DATE CLOSEST TO THE PORTFOLIO'S INCEPTION DATE FOR WHICH DATA IS AVAILABLE.

   THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO CLASS A SHARES (FROM 10/27/97* TO 12/31/05) AS COMPARED TO THE PERFORMANCE OF THE PORTFOLIO'S NEW BENCHMARK, THE LEHMAN BROTHERS HIGH YIELD INDEX (2% CONSTRAINED), AND ITS OLD BENCHMARK, THE CREDIT SUISSE FIRST BOSTON (CSFB) HIGH YIELD INDEX. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.


See Historical Performance and Benchmark disclosures on previous page.


4


HIGH YIELD PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  Beginning               Ending
                                Account Value          Account Value      Expenses Paid         Annualized
High Yield Portfolio            July 1, 2005         December 31, 2005    During Period*      Expense Ratio*
---------------------------------------------------------------------------------------------------------------
CLASS A
Actual                              $1,000               $1,010.88             $5.58                1.10%
Hypothetical (5% return before
  expenses)                         $1,000               $1,019.66             $5.60                1.10%

Class B
Actual                              $1,000               $1,009.54             $6.89                1.36%
Hypothetical (5% return before
  expenses)                         $1,000               $1,018.35             $6.92                1.36%

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


HIGH YIELD PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

SECURITY TYPE                            U.S. $ VALUE     PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Corporate Debt Obligations                $43,997,433              95.5%
Preferred Stocks                              717,300               1.6
Warrant                                             1               0.0
                                          -----------            ------
Total Investments*                         44,714,734              97.1
Cash and receivables, net of liabilities    1,338,732               2.9
                                          -----------            ------
Net Assets                                $46,053,466             100.0%


*    Excludes short-term investments.


6


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------

CORPORATE DEBT
  OBLIGATIONS-95.5%
AEROSPACE/DEFENSE-1.0%
L-3 Communications Corp.
  5.875%, 1/15/15                                $  195         $189,150
Sequa Corp.
  9.00%, 8/01/09                                     70           74,375
Transdigm, Inc.
  8.375%, 7/15/11                                   185          194,713
                                                              ----------
                                                                 458,238
AUTOMOTIVE-4.4%
Affinia Group, Inc.
  9.00%, 11/30/14                                    85           67,150
Asbury Automotive Group
  8.00%, 3/15/14                                    109          104,095
Ford Motor Co.
  7.45%, 7/16/31                                    304          206,720
Ford Motor Credit Co.
  4.95%, 1/15/08                                    195          174,719
  7.00%, 10/01/13                                   129          110,225
General Motors Acceptance
  Corp.
  6.875%, 9/15/11                                   260          237,105
  8.00%, 11/01/31                                   365          349,626
General Motors Corp.
  7.75%, 3/15/36 (a)                                410           92,250
HLI Operating Co., Inc.
  10.50%, 6/15/10                                   170          138,975
Keystone Automotive
  Operations, Inc.
  9.75%, 11/01/13                                   158          136,670
TRW Automotive
  9.375%, 2/15/13                                    93          100,673
  11.00%, 2/15/13                                    67           75,208
United Auto Group, Inc.
  9.625%, 3/15/12                                   115          121,038
Visteon Corp.
  7.00%, 3/10/14                                    140          108,150
                                                              ----------
                                                               2,022,604
BROADCASTING/
  MEDIA-1.4%
Allbritton Communications Co.
  7.75%, 12/15/12                                   165          165,825
Corus Entertainment, Inc.
  (Canada)
  8.75%, 3/01/12                                    120          129,900
Emmis Communications Corp.
  9.745%, 6/15/12 (b)                                80           80,300
LIN Television Corp.
  Series B
  6.50%, 5/15/13                                    185          177,369
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13 (c)                                95           93,575
                                                              ----------
                                                                 646,969
BUILDING/
  REAL ESTATE-3.6%
Associated Materials, Inc.
  11.25%, 3/01/14 (a)                               385          188,650
D.R. Horton, Inc.
  6.875%, 5/01/13                                   190          198,274
KB HOME
  7.75%, 2/01/10                                    190          198,499
M/I Homes, Inc.
  6.875%, 4/01/12                                   205          184,500
Meritage Homes
  6.25%, 3/15/15                                    295          268,450
Schuler Homes, Inc.
  10.50%, 7/15/11                                   155          166,625
WCI Communities, Inc.
  6.625%, 3/15/15                                   170          147,900
Williams Lyon Homes, Inc.
  10.75%, 4/01/13                                   285          294,262
                                                              ----------
                                                               1,647,160
CABLE-7.7%
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12                                    355          331,925
Charter Communications
  Holdings LLC
  11.75%, 5/15/14(a)(c)                           1,275          707,624
CSC Holdings, Inc.
  7.00%, 4/15/12 (c)                                190          179,550
  7.625%, 7/15/18                                   195          185,250
DirecTV Holdings LLC
  6.375%, 6/15/15                                   280          273,700
EchoStar DBS Corp.
  6.375%, 10/01/11                                  150          144,375
Innova S. de R.L., SA (Mexico)
  9.375%, 9/19/13                                   225          250,043
Insight Communications Co.,
  Inc.
  12.25%, 2/15/11 (a)                               285          297,825
Insight Midwest LP/Insight
  Capital, Inc.
  9.75%, 10/01/09                                   190          195,700
Intelsat Bermuda Ltd.
  8.625%, 1/15/15 (c)                               245          247,450
  8.695%, 1/15/12 (b)(c)                             65           66,056
PanAmSat Corp.
  9.00%, 8/15/14                                    168          175,980
PanAmSat Holding Corp.
  10.375%, 11/01/14 (a)                             328          229,600
Rogers Cable, Inc. (Canada)
  6.75%, 3/15/15                                    245          248,675
                                                              ----------
                                                               3,533,753
CHEMICALS-4.4%
Borden U.S. Finance Corp./
  Nova Scotia Finance ULC
  9.00%, 7/15/14 (c)                                175          173,250


7


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Equistar Chemical Funding LP
  10.125%, 9/01/08                               $  185         $200,725
  10.625%, 5/01/11                                  130          143,000
Huntsman ICI Chemicals LLC
  10.125%, 7/01/09                                  124          128,030
Huntsman LLC
  11.50%, 7/15/12                                   178          201,585
Nell AF SARL (Luxembourg)
  8.375%, 8/15/15 (c)                               420          415,800
Quality Distribution LLC
  9.00%, 11/15/10                                   245          218,356
Rhodia, SA (France)
  8.875%, 6/01/11                                   310          317,750
Tronox Worldwide LLC/
  Tronox Finance Corp.
  9.50%, 12/01/12 (c)                                80           81,600
Westlake Chemical Corp.
  8.750%, 7/15/11                                   125          133,750
                                                              ----------
                                                               2,013,846
COMMUNICATIONS
  FIXED-5.4%
Cincinnati Bell, Inc.
  7.00%, 2/15/15                                    110          107,800
Citizens Communications Co.
  6.25%, 1/15/13                                    270          261,225
Eircom Funding (Ireland)
  8.25%, 8/15/13                                    245          262,150
Hawaiian Telcom
  Communications, Inc.
  9.75%, 5/01/13 (c)                                 90           87,975
  12.50%, 5/01/15 (c)                                90           84,150
MCI, Inc.
  7.688%, 5/01/09                                   150          154,875
Qwest Capital Funding, Inc.
  7.25%, 2/15/11                                    640          647,999
Qwest Corp.
  6.875%, 9/15/33                                   265          249,100
  8.875%, 3/15/12                                   165          186,038
Time Warner Telecom, Inc.
  10.125%, 2/01/11                                  175          183,313
Valor Telecommunications
  Enterprises LLC
  7.75%, 2/15/15                                    275          287,374
                                                              ----------
                                                               2,511,999
COMMUNICATIONS
  MOBILE-6.4%
Digicel Ltd. (Bermuda)
  9.25%, 9/01/12 (c)                                261          268,178
Inmarsat Finance Plc
  (United Kingdom)
  7.625%, 6/30/12                                   145          149,531
  10.375%, 11/15/12 (a)                             205          170,919
KYIVSTAR (Denmark)
  10.375%, 8/17/09 (c)                              500          551,799
MobiFon Holdings BV
  (Netherlands)
  12.50%, 7/31/10                                   505          585,799
Mobile Telesystems Finance,
  SA (Luxembourg)
  8.00%, 1/28/12 (c)                                286          291,720
Nextel Communications, Inc.
  6.875%, 10/31/13                                  265          276,452
Rogers Wireless, Inc. (Canada)
  7.25%, 12/15/12                                   185          194,481
  7.50%, 3/15/15                                    233          251,640
Rural Cellular Corp.
  9.75%, 1/15/10                                    210          212,100
                                                              ----------
                                                               2,952,619
CONSUMER
  MANUFACTURING-2.5%
ACCO Brands Corp.
  7.625%, 8/15/15                                   235          221,488
Broder Brothers Co.
  11.25%, 10/15/10                                  182          173,355
Jostens IH Corp.
  7.625%, 10/01/12                                  240          241,200
Levi Strauss & Co.
  8.927%, 4/01/12 (b)                               190          191,425
Playtex Products, Inc.
  8.00%, 3/01/11                                    190          202,350
Quiksilver, Inc.
  6.875%, 4/15/15                                   105          101,063
                                                              ----------
                                                               1,130,881
DIVERSFIED MEDIA-5.0%
American Media Operation
  8.875%, 1/15/11                                   140          119,000
  10.25%, 5/01/09                                   155          141,825
Dex Media, Inc.
  8.00%, 11/15/13                                   200          204,000
Dex Media East LLC
  9.875%, 11/15/09                                   50           54,063
  12.125%, 11/15/12                                  91          106,470
Dex Media West LLC
  Series B
  8.50%, 8/15/10                                     80           83,800
  9.875%, 8/15/13                                   239          265,290
Lamar Media Corp.
  6.625%, 8/15/15                                   130          130,488
Liberty Media Corp.
  5.70%, 5/15/13                                     75           69,882
  7.875%, 7/15/09                                    58           61,115
  8.25%, 2/01/30                                     75           73,489
Rainbow National Services
  LLC
  8.75%, 9/01/12 (c)                                200          213,000
  10.375%, 9/01/14 (c)                              195          218,400
WDAC Subsidiary
  8.375%, 12/01/14 (c)                              270          261,563
WMG Holding Corp.
  9.50%, 12/15/14 (a)                               438          306,599
                                                              ----------
                                                               2,308,984


8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
ENERGY-5.0%
Amerada Hess Corp.
  7.30%, 8/15/31                                 $  250         $289,320
Chesapeake Energy Corp.
  6.50%, 8/15/17 (c)                                195          195,975
  7.75%, 1/15/15                                    260          275,600
Compton Petroleum Finance
  Corp. (Canada)
  7.625%, 12/01/13 (c)                               90           92,025
El Paso Corp.
  7.75%, 1/15/32                                    361          361,902
El Paso Production Holding Co.
  7.75%, 6/01/13                                    172          178,450
Grant Prideco, Inc.
  6.125%, 8/15/15 (c)                               105          104,738
HilCorp Energy
  10.50%, 9/01/10 (c)                               165          182,738
Kerr-McGee Corp.
  6.875%, 9/15/11                                    85           90,823
Premcor Refining Group, Inc.
  9.50%, 2/01/13                                    115          128,185
Pride International, Inc.
  7.375%, 7/15/14                                   210          225,225
Tesoro Corp.
  6.25%, 11/01/12 (C)                               170          170,850
                                                              ----------
                                                               2,295,831
FINANCIAL-2.7%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13                                  105          110,775
Fairfax Financial Holdings Ltd.
  (Canada)
  7.375%, 4/15/18                                   145          119,581
  7.75%, 4/26/12                                    290          270,594
  8.25%, 10/01/15                                    75           68,906
Liberty Mutual Group
  5.75%, 3/15/14 (c)                                280          276,381
Markel Capital Trust I
  Series B
  8.71%, 1/01/46                                    260          279,465
PXRE Capital Trust I
  8.85%, 2/01/27                                     30           29,475
Royal & Sun Alliance Insurance
  (United Kingdom)
  8.95%, 10/15/29                                    80          102,158
                                                              ----------
                                                               1,257,335
FOOD/BEVERAGE-1.2%
Central European Distribution
  Corp.
  8.00%, 7/25/12 (c)(d)                              59           75,962
Del Monte Corp.
  8.625%, 12/15/12                                   70           74,375
Dole Food Co., Inc.
  8.625%, 5/01/09                                    60           61,500
  8.875%, 3/15/11                                    38           38,950
Domino's, Inc.
  8.25%, 7/01/11                                    127          132,715
Foodcorp Ltd. (South Africa)
  8.875%, 6/15/12 (c)(d)                            125          163,525
                                                              ----------
                                                                 547,027
GAMING-5.1%
Ameristar Casinos, Inc.
  10.75%, 2/15/09                                    95          100,700
Greektown Holdings LLC
  10.75%, 12/01/13 (c)                               90           89,325
Kerzner International Ltd.
  (Bahamas)
  6.75%, 10/01/15 (c)                               255          247,988
MGM Mirage, Inc.
  6.625%, 7/15/15                                   287          286,283
  8.375%, 2/01/11                                   280          299,599
Mohegan Tribal Gaming
  Authority
  7.125%, 8/15/14                                   255          261,056
Park Place Entertainment Corp.
  7.875%, 3/15/10                                    90           96,750
  9.375%, 2/15/07                                   120          124,950
Penn National Gaming, Inc.
  6.875%, 12/01/11                                  220          222,200
Riviera Holdings Corp.
  11.00%, 6/15/10                                   210          226,013
Seneca Gaming Corp.
  7.25%, 5/01/12                                    260          261,625
Turning Stone Casino Resort
  Enterprises
  9.125%, 12/15/10 (c)                              140          144,200
                                                              ----------
                                                               2,360,689
HEALTH CARE-6.3%
Concentra Operating Corp.
  9.125%, 6/01/12                                    95           97,850
  9.50%, 8/15/10                                     95           98,325
Coventry Health Care, Inc.
  5.875%, 1/15/12                                    90           90,900
  6.125%, 1/15/15                                   105          107,625
DAVITA, INC.
  7.25%, 3/15/15                                    310          313,875
Hanger Orthopedic Group, Inc.
  10.375%, 2/15/09                                  140          140,000
HCA, Inc.
  6.375%, 1/15/15                                   355          358,846
Iasis Healthcare Corp.
  8.75%, 6/15/14                                    245          257,250
Omnicare, Inc.
  6.875%, 12/15/15                                  110          111,650
PacifiCare Health Systems, Inc.
  10.75%, 6/01/09                                   182          194,968
Select Medical Corp.
  7.625%, 2/01/15                                   400          384,999
Triad Hospitals, Inc.
  7.00%, 11/15/13                                   240          240,600
Universal Hospital Services, Inc.
  10.125%, 11/01/11                                 155          160,425
Vanguard Health Holdings Co.
  11.25%, 10/01/15 (a)                              465          339,450
                                                              ----------
                                                               2,896,763


9


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
INDUSTRIAL-4.5%
Amsted Industries, Inc.
  10.25%, 10/15/11 (c)                           $  255         $272,850
Amtrol, Inc.
  10.625%, 12/31/06                                 135          128,925
Case New Holland, Inc.
  9.25%, 8/01/11                                    175          187,250
Dayton Superior Corp.
  10.75%, 9/15/08                                    90           86,850
FastenTech, Inc.
  11.50%, 5/01/11                                   120          117,600
FIMEP, SA (FRANCE)
  10.50%, 2/15/13                                   115          129,950
Goodman Global Holdings
  7.875%, 12/15/12 (c)                              135          125,550
Invensys Plc (United Kingdom)
  9.875%, 3/15/11 (c)                               115          113,850
Mueller Group, Inc.
  10.00%, 5/01/12                                   190          201,875
NMHG Holdings Co.
  10.00%, 5/15/09                                   105          111,825
Sensus Metering Systems, Inc.
  8.625%, 12/15/13                                  125          110,625
Terex Corp.
  Series B
  10.375%, 4/01/11                                  195          206,700
Trinity Industries
  6.50%, 3/15/14                                    305          300,425
                                                              ----------
                                                               2,094,275
LODGING/LEISURE-3.6%
Gaylord Entertainment Co.
  8.00%, 11/15/13                                   136          142,460
Host Marriott LP
  Series G
  9.25%, 10/01/07                                   160          168,800
  Series I
  9.50%, 1/15/07                                    125          129,375
La Quinta Properties, Inc.
  8.875%, 3/15/11                                   185          200,956
NCL Corp. (Bermuda)
  10.625%, 7/15/14                                  175          180,688
Starwood Hotels Resorts
  7.875%, 5/01/12                                   175          192,938
Royal Caribbean Cruises, Ltd.
  (Liberia)
  8.75%, 2/02/11                                    140          158,200
Universal City Development
  11.75%, 4/01/10                                   195          218,643
Universal City Florida
  Holding Co.
  8.375%, 5/01/10                                    60           58,650
Vail Resorts, Inc.
  6.75%, 2/15/14                                    210          210,000
                                                              ----------
                                                               1,660,710
MINING & METALS-3.6%
AK Steel Corp.
  7.875%, 2/15/09                                   190          180,500
Citigroup (JSC Severstal)
  (Germany)
  9.25%, 4/19/14                                    274          296,605
Evraz Group, SA (Russia)
  8.25%, 11/10/15 (c)                               223          220,547
Freeport-McMoRan Copper &
  Gold, Inc. Cl. B
  10.125%, 2/01/10                                  120          131,850
International Steel Group
  6.50%, 4/15/14                                    234          234,000
Ispat Inland ULC (Canada)
  9.75%, 4/01/14                                    201          227,633
Massey Energy Co.
  6.875%, 12/15/13 (c)                              140          141,225
Peabody Energy Corp.
  6.875%, 3/15/13                                   220          228,800
                                                              ----------
                                                               1,661,160
PAPER/PACKAGING-2.3%
Berry Plastics Corp.
  10.75%, 7/15/12                                   185          198,875
Crown Americas LLC
  7.625%, 11/15/13 (c)                              185          191,938
Graphic Packaging
  International Corp.
  9.50%, 8/15/13                                    215          205,325
Newpage Corp.
  10.00%, 5/01/12                                   145          142,463
OWENS-BROCKWAY GLASS
  Container
  8.875%, 2/15/09                                   200          208,749
Plastipak Holdings, Inc.
  8.50%, 12/15/15 (c)                                65           65,650
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08 (e)(f)(g)                          91           45,671
                                                              ----------
                                                               1,058,671
RETAIL-1.3%
GSC Holdings Corp.
  8.00%, 10/01/12 (c)                               305          286,701
JC Penney Co., Inc.
  7.625%, 3/01/97                                   120          123,843
  8.00%, 3/01/10                                    180          197,144
                                                              ----------
                                                                 607,688
SERVICE-2.4%
Allied Waste North America, Inc.
  6.375%, 4/15/11                                   174          169,650
  8.875%, 4/01/08                                   125          131,875
H & E Equipment Services, Inc.
  11.125%, 6/15/12                                  207          228,735
Service Corp. International
  6.50%, 3/15/08                                    163          164,630
  7.70%, 4/15/09                                    160          168,000
United Rentals North
  America, Inc.
  6.50%, 2/15/12                                    247          240,516
                                                              ----------
                                                               1,103,406


10


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              Shares or
                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
SUPERMARKET/DRUG-0.9%
Couche-Tard US/Finance Corp.
  7.50%, 12/15/13                                $  169         $174,070
Delhaize America, Inc.
  8.125%, 4/15/11                                   130          141,709
Stater Brothers Holdings, Inc.
  8.125%, 6/15/12                                   100           99,000
                                                              ----------
                                                                 414,779
TECHNOLOGY-2.2%
Avago Technologies Finance
  10.125%, 12/01/13 (c)                             110          113,025
Flextronics International, Ltd.
  (Singapore)
  6.50%, 5/15/13                                    175          177,844
Lucent Technologies, Inc.
  6.45%, 3/15/29                                     80           68,600
  6.50%, 1/15/28                                    160          134,400
Nortel Networks Corp.
  (Canada)
  6.875%, 9/01/23                                   155          138,725
Sungard Data Systems, Inc.
  9.125%, 8/15/13 (c)                               350          362,250
Telcordia Technologies, Inc.
  10.00%, 3/15/13 (c)                                15           13,725
                                                              ----------
                                                               1,008,569
TRANSPORTATION-1.3%
ATA Airlines, Inc.
  6.99%, 4/15/16 (c)                                289          243,038
Hertz Corp.
  8.875%, 1/01/14 (c)                               200          203,750
  10.50%, 1/01/16 (c)                                65           66,950
Horizon Lines LLC
  9.00%, 11/01/12                                    88           92,620
                                                              ----------
                                                                 606,358
UTILITIES-11.3%
AES Corp.
  8.75%, 5/15/13 (c)                                 55           59,881
  9.00%, 5/15/15 (c)                                100          109,500
Aquila, Inc.
  14.875%, 7/01/12 (h)                              135          180,900
CMS Energy Corp.
  6.875%, 12/15/15                                   80           80,700
  8.50%, 4/15/11                                    105          114,319
DPL, Inc.
  6.875%, 9/01/11                                    90           94,838
Dynegy Holdings, Inc.
  10.125%, 7/15/13 (c)                              150          169,500
Dynegy-Roseton Danskamme
  Series B
  7.67%, 11/08/16                                   240          240,600
Edison Mission Energy
  9.875%, 4/15/11                                   505          588,955
Enterprise Products
  Operating LP
  Series B
  5.60%, 10/15/14                                   280          279,780
FirstEnergy Corp.
  Series B
  6.45%, 11/15/11                                   305          323,299
Kinder Morgan Finance Co.
  5.70%, 1/05/16 (c)                                 85           85,735
Northwest Pipeline Corp.
  8.125%, 3/01/10                                   105          111,300
NRG Energy, Inc.
  8.00%, 12/15/13                                   172          191,780
Reliant Energy, Inc.
  6.75%, 12/15/14                                    50           43,625
  9.50%, 7/15/13                                    240          240,600
Sierra Pacific Resources
  8.625%, 3/15/14                                   130          140,659
Southern Natural Gas Co.
  7.35%, 2/15/31                                    155          159,015
  8.875%, 3/15/10                                   130          138,933
TECO ENERGY, INC.
  6.75%, 5/01/15                                    220          227,700
  7.00%, 5/01/12                                    180          189,000
TXU Corp.
  5.55%, 11/15/14                                   205          194,716
  6.50%, 11/15/24                                   504          478,483
Williams Cos., Inc.
  7.625%, 7/15/19                                   445          477,263
  7.875%, 9/01/21                                   255          276,038
                                                              ----------
                                                               5,197,119
Total Corporate Debt
  Obligations
  (cost $44,112,655)                                          43,997,433
                                                              ----------
PREFERRED
  STOCKS-1.6%
BROADCAST/MEDIA-0.5%
Paxson Communications Corp.
  14.25%, 11/13/06 (e)                               27          234,900
                                                              ----------
FINANCIAL-1.1%
Sovereign REIT
  Series A
  12.00%, 5/16/20 (c)                               335          482,400
                                                              ----------
Total Preferred Stocks
  (cost $582,680)                                                717,300
                                                              ----------
WARRANT-0.0%
Pliant Corp.
  Warrants, expiring
  6/01/10 (e)(f)(g)(i)
  (cost $1,820)                                      50                1
                                                              ----------
SHORT -TERM
  INVESTMENT-0.7%
TIME DEPOSIT-0.7%
The Bank of New York
  3.25%, 1/03/06
  (cost $315,000)                                 $ 315          315,000
                                                              ----------


11


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                            U.S. $ Value
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-97.8%
  (cost $45,012,155)                                         $45,029,734
Other assets less
  liabilities-2.2%                                             1,023,732
                                                             -----------
NET ASSETS-100%                                              $46,053,466
                                                             -----------


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                        U.S. $
                        Contract       Value on       U.S. $
                         Amount       Origination     Current      Unrealized
                          (000)          Date          Value      Appreciation
-------------------------------------------------------------------------------
Sale Contracts
Euro, settling 1/18/06      93        $ 112,672     $ 109,917       $ 2,755
Euro, settling 2/15/06      93          111,901       110,088         1,813


(a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b)  Variable rate coupon, rate shown as of December 31, 2005.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate market value of these securities amounted to $9,013,462 or 19.6% of net assets.

(d) Positions, or portion thereof, with an aggregate market value of $239,487 have been segregated to collateralize forward exchange currency contracts.

(e)  PIK (Paid-in-kind) preferred quarterly stock payments.

(f)  Illiquid security, valued at fair value (see Note A).

(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.1% of net assets as of December 31, 2005, are considered illiquid and restricted.

                                      Acquisition     Acquisition      Market    Percentage of
Restricted Securities                    Date            Cost          Value      Net Assets
----------------------------------------------------------------------------------------------
Russell-Stanley Holdings, Inc.     11/09/01-6/06/05    $518,667       $45,671        0.10%
9.00%, 11/30/08
Pliant Corp.                           12/01/00           1,820             1        0.00%
expiring 6/01/10

(h) The coupon on this security varies along with its rating. If its rating falls below Baa3/BBB- by either Moody's or Standard & Poors, the coupon steps up 50 basis points. The security is currently rated B2/B-.

(i)  Security is in default and is non-income producing.

     See Notes to Financial Statements.


12


HIGH YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $45,012,155)           $45,029,734
  Cash                                                                     506
  Foreign cash, at value (cost $6,335)                                   6,239
  Unrealized appreciation of forward exchange currency contracts         4,568
  Dividends and interest receivable                                    958,843
  Receivable for capital stock sold                                    161,379
                                                                   -----------
  Total assets                                                      46,161,269
                                                                   -----------
LIABILITIES
  Advisory fee payable                                                  19,523
  Payable for investment securities purchased                           10,338
  Distribution fee payable                                               2,364
  Transfer agent fee payable                                                53
  Accrued expenses                                                      75,525
                                                                   -----------
  Total liabilities                                                    107,803
                                                                   -----------
NET ASSETS                                                         $46,053,466
                                                                   ===========
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $6,205
  Additional paid-in capital                                        57,809,195
  Undistributed net investment income                                3,755,654
  Accumulated net realized loss on investment and foreign
    currency transactions                                          (15,539,592)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                         22,004
                                                                   -----------
                                                                   $46,053,466
                                                                   ===========
  Net assets                                                       $34,968,639
                                                                   ===========
  Shares of capital stock outstanding                                4,708,619
                                                                   ===========
  Net asset value per share                                              $7.43
                                                                   ===========
Class B Shares
  Net assets                                                       $11,084,827
                                                                   ===========
  Shares of capital stock outstanding                                1,496,259
                                                                   ===========
  Net asset value per share                                              $7.41
                                                                   ===========


See Notes to Financial Statements.


13


HIGH YIELD PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $4,288,734
  Dividends                                                             51,878
                                                                   -----------
  Total investment income                                            4,340,612
                                                                   -----------
EXPENSES
  Advisory fee                                                         250,252
  Distribution fee--Class B                                             29,535
  Custodian                                                            147,684
  Administrative                                                        75,250
  Audit                                                                 41,750
  Printing                                                              19,799
  Legal                                                                  3,945
  Directors' fees                                                        1,000
  Transfer agency                                                          794
  Miscellaneous                                                          7,462
                                                                   -----------
  Total expenses                                                       577,471
                                                                   -----------
  Net investment income                                              3,763,141
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                           (415,238)
    Foreign currency transactions                                       21,154
  Net change in unrealized appreciation/depreciation of:
    Investments                                                     (2,646,324)
  Foreign currency denominated assets and liabilities                    5,441
                                                                   -----------
  Net loss on investment and foreign currency transactions          (3,034,967)
                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $728,174
                                                                   ===========


See Notes to Financial Statements.


14


HIGH YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                   Year Ended      Year Ended
                                                  December 31,    December 31,
                                                      2005            2004
                                                  ------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                             $3,763,141      $4,148,437
  Net realized gain (loss) on investment
    and foreign currency transactions                 (394,084)        968,820
  Net change in unrealized appreciation/
    depreciation of investments and
    foreign currency denominated assets
    and liabilities                                 (2,640,883)     (1,035,275)
                                                  ------------   -------------
  Net increase in net assets from operations           728,174       4,081,982
DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (3,194,538)     (2,827,523)
    Class B                                           (947,882)       (641,967)
CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (5,932,748)     (1,249,760)
                                                  ------------   -------------
  Total decrease                                    (9,346,994)       (637,268)
NET ASSETS
  Beginning of period                               55,400,460      56,037,728
                                                  ------------   -------------
  End of period (including undistributed net
    investment income of $3,755,654 and
    $4,113,779, respectively)                      $46,053,466     $55,400,460
                                                  ------------   -------------


See Notes to Financial Statements.


15


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: Significant Accounting Policies

The AllianceBernstein High Yield Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to earn the highest level of current income without assuming undue risk by investing principally in high yielding, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P Duff &Phelps or Fitch or, if unrated of comparable quantity. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


17


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005 amounted to $63, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                    Purchases         Sales
                                                   -----------     -----------
Investment securities (excluding U.S.
  government securities)                           $26,482,289     $32,767,650
U.S. Government Securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                               $45,032,417
                                                                   ===========
Gross unrealized appreciation                                       $1,619,295
Gross unrealized depreciation                                       (1,621,978)
                                                                   -----------
Net unrealized depreciation                                            $(2,683)
                                                                   ===========


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The lending agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.


19


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class B
Shares sold              344,164       525,294      $2,663,938      $4,086,863
Shares issued in
  reinvestment
  of dividends           437,608       385,221       3,194,538       2,827,523
Shares redeemed       (1,449,302)   (1,613,919)    (11,126,952)    (12,584,467)
                     ------------  ------------  --------------  --------------
Net decrease            (667,530)     (703,404)    $(5,268,476)    $(5,670,081)
                     ============  ============  =============   ==============
Class B
Shares sold              357,280       866,850      $2,800,142      $6,776,998
Shares issued in
  reinvestment
  of dividends           130,025        87,581         947,882         641,967
Shares redeemed         (570,154)     (382,523)     (4,412,296)     (2,998,644)
                     ------------  ------------  --------------  --------------
Net increase
  (decrease)             (82,849)      571,908       $(664,272)     $4,420,321
                     ============  ============  =============   ==============

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                       2005            2004
                                                   -----------     -----------
Distributions paid from:
  Ordinary income                                   $4,142,420      $3,469,490
                                                   -----------     -----------
Total taxable distributions                          4,142,420       3,469,490
                                                   -----------     -----------
Total distributions paid                            $4,142,420      $3,469,490
                                                   -----------     -----------

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                     $3,760,222
Accumulated capital and other losses                             (15,519,330)(a)
Unrealized appreciation/(depreciation)                                (2,826)(b)
                                                                ------------
Total accumulated earnings/(deficit)                            $(11,761,934)
                                                                =============


(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $15,199,656 of which $2,200,265 expires in the year 2007, $5,774,960 expires in the year 2008, $2,890,265 expires in the year 2009, $4,208,388 expires in the year 2010, and $125,778 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust High Income Portfolio, may apply. During the current fiscal year, the Portfolio utilized no capital loss carryforwards.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, resulted in a net increase to undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. The reclassification had no effect on net assets.

NOTE J: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


21


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both


22


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


23


HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      CLASS A
                                            ---------------------------------------------------------------
                                                              Year Ended December 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002        2001(a)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.97        $7.91        $6.83        $7.51        $7.91
                                            --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)                        .58          .60(c)       .55          .54(c)       .63(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                  (.45)        (.01)         .95         (.76)        (.38)
                                            --------     --------     --------     --------     --------
Net increase (decrease) in net asset
  value from operations                          .13          .59         1.50         (.22)         .25
                                            --------     --------     --------     --------     --------
Less: Dividends
Dividends from net investment income            (.67)        (.53)        (.42)        (.46)        (.65)
                                            --------     --------     --------     --------     --------
Net asset value, end of period                 $7.43        $7.97        $7.91        $6.83        $7.51
                                            --------     --------     --------     --------     --------
Total Return
Total investment return based on net
  asset value (d)                               1.78%        7.98%       22.44%       (3.03)%       3.04%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $34,968      $42,842      $48,076      $34,765      $31,283
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.09%        1.04%        1.46%        1.18%         .95%
  Expenses, before waivers and
    reimbursements                              1.09%        1.21%        1.46%        1.45%        1.51%
  Net investment income                         7.58%        7.74%(c)     7.48%        7.78%(c)     8.08%(c)
Portfolio turnover rate                           54%          80%         105%          83%          95%


See footnote summary on page 25.


24


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                CLASS B
                                            --------------------------------------------------
                                                                                     July 22,
                                                    Year Ended December 31,         2002(e) to
                                            -------------------------------------  December 31,
                                                2005         2004         2003         2002
                                            -----------  -----------  -----------   -----------
Net asset value, beginning of period           $7.95        $7.91        $6.84        $6.45
                                            --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)                        .56          .58(c)       .52          .15(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  (.45)        (.02)         .97          .24
                                            --------     --------     --------     --------
Net increase in net asset value from
operations                                       .11          .56         1.49          .39
                                            --------     --------     --------     --------
Less: Dividends
Dividends from net investment income            (.65)        (.52)        (.42)          -0-
                                            --------     --------     --------     --------
Net asset value, end of period                 $7.41        $7.95        $7.91        $6.84
                                            --------     --------     --------     --------
Total Return
Total investment return based on net
  asset value (d)                               1.54%        7.62%       22.24%        6.05%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $11,085      $12,558       $7,962         $366
Ratio to average net assets of:
  Expenses, net of waivers and
     reimbursements                             1.34%        1.30%       1.70%         1.42%(f)
  Expenses, before waivers and
     reimbursements                             1.34%        1.47%       1.70%         1.63%(f)
  Net investment income                         7.33%        7.51%(c)    7.19%         8.39%(c)(f)
Portfolio turnover rate                           54%          80%        105%           83%


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change was to decrease net investment income by less than $.01 per share, decrease net realized and unrealized loss on investments by less than $.01 per share and decrease the ratio of net investment income to average net assets from 8.14% to 8.08%.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Commencement of distribution.

(f)  Annualized.


25


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein High Yield Portfolio

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein High Yield Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein High Yield Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
February 6, 2006


26


HIGH YIELD PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.-AllianceBernstein High Yield Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                           Voted For       Withheld Authority
-------------------------------------------------------------------------------
Ruth Block                                 340,957,741          10,273,156
David H. Dievler                           340,333,752          10,897,144
John H. Dobkin                             340,541,359          10,689,538
Michael J. Downey                          340,895,582          10,335,314
William H. Foulk, Jr.                      340,477,311          10,753,585
D. James Guzy                              340,313,267          10,917,629
Marc O. Mayer                              340,857,320          10,373,576
Marshall C. Turner, Jr.                    340,480,301          10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                         Voted For    Voted Against   Abstained   Broker Non-Votes
                                        ----------    -------------   ---------   ----------------
                                       329,393,925        7,649,880   14,187,089         0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                         Voted For    Voted Against   Abstained   Broker Non-Votes
                                        ----------    -------------   ---------   ----------------
3.A.  Diversification                    4,174,967       145,148       110,689           0

3.B.  Issuing Senior Securities and      4,123,978       198,914       107,912           0
      Borrowing Money

3.C.  Underwriting Securities            4,192,232       120,659       117,913           0

3.D.  Concentration of Investments       4,159,026       163,866       107,912           0

3.E.  Real Estate and Companies          4,208,474       113,939       108,391           0
      that Deal in Real Estate

3.F.  Commodities, Commodity             4,183,425       180,114        67,266           0
      Contracts and Futures
      Contracts

3.G.  Loans                              4,170,475       169,932        90,398           0

3.H.  Joint Securities Trading           4,180,367       131,734       118,703           0
      Accounts

3.I.  Exercising Control                 4,248,600       101,003        81,201           0

3.J.  Other Investment Companies         4,198,872       137,226        94,706           0

3.L.  Purchases of Securities on         4,153,942       184,703        92,159           0
      Margin


27


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                         Voted For    Voted Against   Abstained   Broker Non-Votes
                                        ----------    -------------   ---------   ----------------
3.M.  Short Sales                        4,164,398       192,849        73,558           0

3.N.  Pledging, Hypothecating,           4,163,266       166,246       101,292           0
      Mortgaging, or Otherwise
      Encumbering Assets

3.O.  Illiquid or Restricted
      Securities                         4,172,173       150,440       108,191           0

3.V.  Purchasing Voting or Other         4,223,843        79,867       127,094           0
      Securities of Issuers

3.W.  Repurchase Agreements              4,206,048        98,126       126,631           0

3.Y.  Acquisitions of Certain            4,246,661       104,086        80,057           0
      Preferred Stock and Debt
      Securities

4.A.  The reclassification of the        4,160,406       180,190        90,209           0
      Portfolio's fundamental
      investment objective as
      non-fundamental with no
      change to the investment
      objective.


28


HIGH YIELD PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and
  Independent Compliance Officer
Gershon M. Distenfeld(2), Vice President
Mark A. Hamilton(2), Vice President
Michael A. Snyder(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and
  Chief Financial Officer
Thomas R. Manley, Controller


CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the U.S. High Yield Investment Team. Mr. Gershon Distenfeld, Mr. Mark A. Hamilton and Mr. Michael Snyder are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


29


HIGH YIELD PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
    NAME, ADDRESS,                            PRINCIPAL                                  COMPLEX        DIRECTORSHIP
    DATE OF BIRTH                           OCCUPATION(S)                              OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                       DURING PAST 5 YEARS                            DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                   Executive Vice President of Alliance                   106            SCB Partners,
1345 Avenue of the Americas        Capital Management Corporation                                        Inc.; SCB, Inc.
New York, NY 10105                 ("ACMC") since 2001 and Chairman
10/2/57                            of the Board of AllianceBernstein
(2005)                             Investment Research and Management, Inc.
                                   ("ABIRM") since 2000; prior thereto, Chief
                                   Executive Officer of Sanford C. Bernstein & Co.,
                                   LLC (institutional research and brokerage arm of
                                   Bernstein & Co. LLC ("SCB & Co")) and its pre-
                                   decessor since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #,**        Investment adviser and an independent                  108            None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
CHAIRMAN OF THE BOARD              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief            106            None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals), Tandem
                                   Financial Group and Donaldson, Lufkin &
                                   Jenrette Securities Corporation; Governor
                                   at Large, National Association of Securities
                                   Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December 1994,           107            None
P.O. Box 167                       he was Senior Vice President of ACMC
Spring Lake, NJ 07762              responsible for mutual fund administration.
10/23/29                           Prior to joining ACMC in 1984, he was Chief
(1990)                             Financial Officer of Eberstadt Asset Management
                                   since 1968. Prior to that, he was a Senior
                                   Manager at Price Waterhouse & Co. Member
                                   of American Institute of Certified Public
                                   Accountants since 1953.


30


HIGH YIELD PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                                       PORTFOLIOS
                                                                                         IN FUND        OTHER
    NAME, ADDRESS,                            PRINCIPAL                                  COMPLEX     DIRECTORSHIP
    DATE OF BIRTH                           OCCUPATION(S)                              OVERSEEN BY     HELD BY
   (YEAR ELECTED*)                       DURING PAST 5 YEARS                            DIRECTOR       DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                  Consultant. Formerly President of Save Venice,         106         None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004. Formerly                106         Asia Pacific Fund,
c/o Alliance Capital               managing partner of Lexington Capital, LLC                         Inc., and The Merger
Management L.P.                    (investment advisory firm) from December 1997                      Fund
1345 Avenue of the Americas        until December 2003. Prior thereto, Chairman
New York, NY 10105                 and CEO of Prudential Mutual Fund Management
Attn: Philip L. Kirstein           from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX Technology                106         Intel Corporation
P.O. Box 128                       (semi-conductors) and of SRC Computers Inc.,                       (semi-conductors);
Glenbrook, NV 89413                with which he has been associated since prior                      Cirrus Logic Corporation
3/7/36                             to 2001. He is also President of the Arbor                         (semi-conductors);
(2005)                             Company (private family investments).                              Novellus Corporation
                                                                                                      (semi-conductor equipment);
                                                                                                      Micro Component
                                                                                                      Technology (semi-conductor
                                                                                                      equipment); the Davis
                                                                                                      Selected Advisors Group
                                                                                                      of Mutual Funds; and
                                                                                                      LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                  106         Toppan Photomasks,
220 Montgomery Street              conductor manufacturing services), Austin,                         Inc.; the George
Penthouse 10                       Texas, from 2003 to present, and President                         Lucas Educational
San Francisco, CA 94104-3402       since company acquired in 2005, and name                           Foundation; and
10/10/41                           changed from DuPont Photomasks. Prior to                           Chairman of the
(2005)                             the company's sale in 2005, he was Chairman                        Board of the
                                   and CEO. He has also been Principal of Turner                      Smithsonian's
                                   Venture Associates since 1993.                                     National Museum of
                                                                                                      Natural History


*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

**   Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


31


HIGH YIELD PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Officer Information
Certain information concerning the Fund's Officers is listed below.

NAME, ADDRESS*           POSITION(S) HELD         PRINCIPAL OCCUPATION
AND DATE OF BIRTH        WITH FUND                DURING PAST 5 YEARS
-------------------------------------------------------------------------------
Marc O. Mayer            President and Chief      See biography above.
10/2/57                  Executive Officer

Philip L. Kirstein       Senior Vice President    Senior Vice President and Independent Compliance
5/29/45                  and Independent          Officer of the AllianceBernstein Funds, with which he
                         Compliance Officer       has been associated since October 2004. Prior thereto,
                                                  he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                  from October 2003 to October 2004, and General
                                                  Counsel of Merrill Lynch Investment Managers, L.P.
                                                  since prior to 2001 until March 2003.

Gershon M. Distenfeld    Vice President           Vice President of ACMC**, with which he has been
12/30/75                                          associated since prior to 2001.

Mark A. Hamilton         Vice President           Vice President of ACMC**, with which he has been
3/24/65                                           associated since prior to 2001.

Michael A. Snyder        Vice President           Senior Vice President of ACMC** since May 2001 and
4/18/62                                           Director of the High Yield Portfolio Management Team.
                                                  Prior thereto, he was a Managing Director in the high
                                                  yield asset management group at Donaldson, Lufkin &
                                                  Jenrette Securities Corporation since prior to 2001.

Emilie D. Wrapp          Secretary                Senior Vice President, Assistant General Counsel and
11/13/55                                          Assistant Secretary of ABIRM**, with which she has
                                                  been associated since prior to 2001.

Mark D. Gersten          Treasurer and Chief      Senior Vice President of Alliance Global Investor
10/4/50                  Financial Officer        Services, Inc. ("AGIS")** and Vice President of
                                                  ABIRM**, with which he has been associated since
                                                  prior to 2001.

Thomas R. Manley         Controller               Vice President of ACMC**, with which he has been
8/3/51                                            associated since prior to 2001.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800)227-4618 for a free prospectus or SAI.


32


HIGH YIELD PORTFOLIO
CONTINUANCE DISCLOSURE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein High Yield Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

     11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;


33


HIGH YIELD PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.    the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


34


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 15 funds in its Lipper category selected by Lipper (the "Performance Group) and as compared to a universe of 46 to 44 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3- and 5-year periods, and as compared to the Credit Suisse First Boston High Yield Bond Index (the "Index") for periods ended September 30, 2005 over the year to date, 1-, 3- and 5-year and since inception periods (October 1997 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 3rd quintile in the 1-year period, 4th quintile in the 3-year period and 5th quintile in the 5-year period, and in the Performance Universe comparison the Portfolio was in the 3rd quintile in the 1-year period (adjusted to 4th quintile by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles) and in the 4th quintile in the 3- and 5-year periods. The comparative information showed that the Portfolio underperformed the


35


HIGH YIELD PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Index in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's performance record with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for the Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be somewhat higher than that in the Portfolio's Advisory Agreement prior to taking account of the administrative expense reimbursements made to the Adviser. The directors noted that adding the 13 basis point administrative expense reimbursement to the fee rate in the Portfolio's Advisory Agreement resulted in a materially lower rate of total compensation to the Adviser under the institutional fee schedule than what is paid by the Portfolio. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 50 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 13 basis points and that as a result the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was only slightly lower than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was significantly higher than the medians for the Expense Group and Expense Universe. The directors noted that the Portfolio's relatively small size (less than $50 million as of September 30, 2005) caused the administrative expense reimbursement, which does not


36


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


37


HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein High Yield Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.    Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all Funds or Funds in each category having the same advisory fee schedule.(2)

                                   Advisory Fee
                                Based on % of Average
Category                          Daily Net Assets                  Fund
-------------------------------------------------------------------------------
High Income                   50 bp on 1st $2.5 billion     High Yield Portfolio
                              45 bp on next $2.5 billion
                              40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                   As a %
                                                                 of average
Fund                          Amount                          daily net assets
-------------------------------------------------------------------------------
High Yield Portfolio          $69,000                              0.13%

(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


38


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Set forth below are the Fund's latest fiscal year end gross expense ratios.

Fund                          Gross Expense Ratio           Fiscal Year
-------------------------------------------------------------------------------
High Yield Portfolio          Class A  1.21%                December 31
                              Class B  1.47%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                        Net Assets                           Effective Alliance
                         09/30/05   Alliance Institutional      Institutional
Fund                      ($MIL)         Fee Schedule            Advisory Fee
-------------------------------------------------------------------------------
High Yield Portfolio     $47.8       High Yield Schedule           0.546%
                                     65 bp on 1st $20 m
                                     50 bp on next $20 m
                                     40 bp on next $20 m
                                     35 bp on the balance
                                     Minimum account size $20 m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to offshore mutual funds that invest in high yield fixed income securities:

Asset Class                                                   Fee(3)
-------------------------------------------------------------------------------
U.S. High Yield                                               0.85%
Global High Yield                                             1.25%


(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


39


HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                                ACITM Mutual Fund(4)                   Fee
-------------------------------------------------------------------------------
High Yield Portfolio        Alliance High Yield Open Fund (Kokusai)       1.00%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                Effective              Lipper
                                Management             Group
Fund                               Fee                 Median              Rank
-------------------------------------------------------------------------------
High Yield Portfolio              0.500                0.650               3/15

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                   Expense              Lipper             Lipper             Lipper               Lipper
                                    Ratio              Universe           Universe            Group                Group
Fund                               (%)(8)              Median (%)          Rank              Median (%)             Rank
---------------------------------------------------------------------------------------------------------------------------
High Yield Portfolio               1.041               0.757               45/47               0.865               15/15

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


(4)    The name in parenthesis is the distributor of the fund.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)    Most recent fiscal year end Class A share total expense ratio.


40


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund increased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

Fund                                                   12b-1 Fee Received
-------------------------------------------------------------------------------
High Yield Portfolio                                        $25,437

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                            Adviser
                                                          Payments to
Fund                                                         ABIRM
-------------------------------------------------------------------------------
High Yield Portfolio                                        $48,940

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the

(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


41


HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, and 5 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

High Yield Portfolio                              Group             Universe
-------------------------------------------------------------------------------
1 year                                             7/15               28/46
3 year                                            11/15               33/45
5 year                                            13/15               33/44

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                   Periods Ending September 30, 2005
                                        Annualized Performance
-------------------------------------------------------------------------------
Fund                     1 Year         3 Year        5 Year    Since Inception
-------------------------------------------------------------------------------
High Yield Portfolio     5.58           12.32          5.02           2.61
CSFB Bond Index          6.31           15.55          8.57           6.03

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.
Dated: January 13, 2006

(10)   The performance rankings are for the Class A shares of the Fund.

(11)   The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(13)   The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


42





[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2005


> ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO


ANNUAL REPORT

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

AMERICAS GOVERNMENT
INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 13, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Americas Government Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio invests in government securities denominated in local currency and U.S. dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. dollar.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmarks, the Lehman Brothers (LB) U.S. Aggregate Index and the LB Intermediate-Term Government Index, for the one-, five- and 10-year periods ended December 31, 2005.

For the annual reporting period ended December 31, 2005, the Portfolio outperformed both the Lehman Brothers U.S. Aggregate Index and the Lehman Brothers Intermediate-Term Government Index. The Portfolio's non-U.S. holdings substantively outperformed U.S. Treasuries and the components of both Lehman Brothers benchmarks, which are comprised of only U.S. holdings.

Within the Portfolio's government allocation, Canadian holdings contributed positively to relative returns, outperforming U.S. governments. Canadian government bonds, hedged into U.S. dollars, returned 7.55% versus only 2.79% for U.S. Treasuries, according to Lehman Brothers.

The Portfolio's Mexican holdings also contributed positively to relative performance. Slowing growth and below-target inflation led Mexican local debt to outpace fixed-income market sectors in the U.S, returning 15.44% (hedged into U.S. dollars), according to Lehman Brothers.

MARKET REVIEW AND INVESTMENT STRATEGY

The global economy exhibited solid growth throughout the year, while bond yields in most regions increased in 2005. As rates increased and yield curves flattened in many regions, investment opportunities and the reward for taking risk declined.

U.S. yields rose as the Federal Reserve (the "Fed") continued to tighten interest rates. With four rate increases of 25 basis points each in the second half of the year, the Fed funds rate ended the year at 4.25%. As foreign demand for U.S. fixed-income assets continued unabated, long-term interest rates ended the year close to 40-year lows. The yield curve ended the year essentially flat, with little differential between the spreads of two-year and 10-year Treasuries.

Canada's economy expanded by more than 3.6% in the third quarter, its fastest pace in more than a year. This growth was largely due to manufacturing and a rebound in energy exports. Given above-target headline inflation and solid growth, the Bank of Canada hiked official rates from 2.50% to 3.25% during the year to their highest point since 2003.

Mexico's central bank cut its benchmark interest rate by 200 basis points to 8.25% in 2005. Higher interest rates helped reduce inflation to below 3% for the first time ever in November, within the Central Bank's target of 2% - 4%.

The Portfolio's overweight positions in the debt of Canada and Mexico are being maintained, as they continue to offer attractive value.


1


AMERICAS GOVERNMENT INCOME PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

NEITHER THE UNMANAGED LEHMAN BROTHERS (LB) U.S. AGGREGATE INDEX NOR THE UNMANAGED LB INTERMEDIATE-TERM GOVERNMENT INDEX REFLECTS FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The LB U.S. Aggregate Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. The LB Intermediate-Term Government Index measures performance of bonds in the one- to 10-year maturity range. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Americas Government Income Portfolio.

A WORD ABOUT RISK

The Portfolio invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio may invest in high yield bonds (i.e., "junk bonds") which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade bonds presents special risks, including credit risk. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


AMERICAS GOVERNMENT INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                         RETURNS
THE PORTFOLIO VS. ITS BENCHMARKS                      -------------------------------------------
PERIODS ENDED DECEMBER 31, 2005                          1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio
  Class A                                                  8.67%          7.06%          8.83%
-------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio
  Class B                                                  8.33%          7.40%*
-------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                       2.43%          5.87%          6.16%
-------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate-Term Government Index         1.68%          4.82%          5.50%
-------------------------------------------------------------------------------------------------

*  Since inception of the Portfolio's Class B shares on 7/22/02.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/95-12/31/05

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO CLASS A: $23,317 LEHMAN BROTHERS U.S. AGGREGATE INDEX: $18,188
LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT INDEX: $17,080


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                AllianceBernstein      Lehman Brothers       Lehman Brothers
               Americas Government      U.S. Aggregate      Intermediate-Term
            Income Portfolio Class A         Index           Government Index
-------------------------------------------------------------------------------
12/31/95            $ 10,000               $ 10,000              $ 10,000
12/31/96            $ 11,870               $ 10,363              $ 10,406
12/31/97            $ 13,012               $ 11,363              $ 11,209
12/31/98            $ 13,541               $ 12,350              $ 12,161
12/31/99            $ 14,747               $ 12,249              $ 12,221
12/31/00            $ 16,574               $ 13,674              $ 13,500
12/31/01            $ 17,169               $ 14,828              $ 14,637
12/31/02            $ 19,056               $ 16,348              $ 16,048
12/31/03            $ 20,456               $ 17,018              $ 16,415
12/31/04            $ 21,457               $ 17,757              $ 16,798
12/31/05            $ 23,317               $ 18,188              $ 17,080


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Americas Government Income Portfolio Class A shares (from 12/31/95 to 12/31/05) as compared to the performance of the Portfolio's benchmarks. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


AMERICAS GOVERNMENT INCOME PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING              ENDING
                                           ACCOUNT VALUE        ACCOUNT VALUE       EXPENSES PAID      ANNUALIZED
AGIT                                        JULY 1, 2005      DECEMBER 31, 2005    DURING PERIOD*    EXPENSE RATIO*
-----------------------------             ---------------    ------------------    --------------    --------------
CLASS A
Actual                                         $1,000            $1,031.60             $6.66              1.30%
Hypothetical (5% return before expenses)       $1,000            $1,018.65             $6.61              1.30%

CLASS B
Actual                                         $1,000            $1,030.03             $7.93              1.55%
Hypothetical (5% return before expenses)       $1,000            $1,017.39             $7.88              1.55%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


AMERICAS GOVERNMENT INCOME PORTFOLIO
SECURITY TYPE BREAKDOWN
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
SECURITY TYPE                                   U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Government/Agency Obligations                   $ 36,275,472           61.4%
U.S. Treasury Securities                          25,910,116           43.9
                                                ------------          -----
Total Investments*                                62,185,588          105.3
Cash and receivables, net of liabilities          (3,145,596)          (5.3)
                                                ------------          -----
Net Assets                                      $ 59,039,992          100.0%
                                                ------------          -----


*  Excludes short-term investments.


5


AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
LONG-TERM INVESTMENTS-105.3%
CANADA-15.1%
GOVERNMENT/AGENCY OBLIGATIONS-15.1%
Government of Canada
  3.00%, 6/01/07-12/01/36 (a)                  CAD    $ 2,855      $  2,718,879
  4.25%, 9/01/09 (a)                                    1,284         1,117,553
  5.75%, 6/01/33 (a)                                    1,973         2,172,515
  8.00%, 6/01/27 (a)                                    1,132         1,511,268
Province of Ontario
  2.00%, 12/01/36 (a)                                     575           532,010
  5.60%, 6/02/35 (a)                                      300           300,175
Province of Quebec
  5.50%, 12/01/14 (a)                                     600           558,894
                                                                   ------------
Total Canadian Securities
  (cost $8,202,455)                                                   8,911,294
                                                                   ------------
MEXICO-25.5%
GOVERNMENT/AGENCY OBLIGATIONS-25.5%
Mexican Government Bonds
  8.00%, 12/07/23 (a)                          MXP     34,501         3,069,658
  Series M
  9.00%, 12/22/11 (a)                                  15,000         1,472,843
  Series M7
  8.00%, 12/24/08 (a)                                  34,242         3,236,783
  Series M20
  10.00%, 12/05/24 (a)                                 16,205         1,729,170
  Series MI7
  9.00%, 12/24/09 (a)                                  37,390         3,655,472
  Series MI10
  8.00%, 12/19/13 (a)                                  20,416         1,892,240
                                                                   ------------
Total Mexican Securities
  (cost $13,154,294)                                                 15,056,166
                                                                   ------------
UNITED STATES-64.7%
U.S. GOVERNMENT SPONSORED AGENCY
  OBLIGATIONS-20.8%
Federal National Mortgage Association
  4.125%, 4/15/14                               US    $ 2,000         1,907,184
  5.375%, 11/15/11                                      5,000         5,146,785
  7.00%, 3/01/32                                          123           127,859
Government National Mortgage Association
  6.00%, TBA                                            5,000         5,115,625
  9.00%, 9/15/24                                           10            10,559
                                                                   ------------
                                                                     12,308,012
                                                                   ------------
U.S. TREASURY SECURITIES-43.9%
U.S. Treasury Bonds
  6.25%, 5/15/30 (b)                                    5,200         6,458,156
U.S. Treasury Notes
  1.625%, 1/15/15 (TIPS)                                  619           595,918
  3.50%, 11/15/09                                       4,915         4,763,520
  4.00%, 9/30/07                                        2,606         2,587,880
  4.25%, 8/15/15-11/15/13                                 735           727,196
  4.50%, 11/15/15                                         886           893,268
  4.875%, 2/15/12                                         150           154,002
U.S. Treasury Strips
  0.00%, 5/15/13-11/15/21                              17,700         9,730,176
                                                                   ------------
                                                                     25,910,116
                                                                   ------------
Total United States Securities
  (cost $36,537,378)                                                 38,218,128
                                                                   ------------
Total Long-Term Investments
  (cost $57,894,127)                                                 62,185,588
                                                                   ------------
SHORT-TERM INVESTMENTS-5.3%
TIME DEPOSITS-5.3%
Societe Generale
  4.19%, 1/03/06                                        2,600         2,600,000
The Bank of New York
  3.25%, 1/03/06                                          525           525,000
                                                                   ------------
Total Short-Term Investments
  (cost $3,125,000)                                                   3,125,000
                                                                   ------------
TOTAL INVESTMENTS-110.6%
  (cost $61,019,127)                                                 65,310,588
Other assets less liabilities-(10.6%)                                (6,270,596)
                                                                   ------------
NET ASSETS-100%                                                    $ 59,039,992
                                                                   ============


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

FORWARD EXCHANGE CURRENCY CONTRACTS (SEE NOTE D)

                                                             U.S. $
                                             CONTRACT       VALUE ON           U.S. $        UNREALIZED
                                              AMOUNT      ORIGINATION         CURRENT       APPRECIATION/
                                              (000)          DATE              VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
BUY CONTRACTS
Canadian Dollar, settling 1/4/06               2,449      $2,118,300        $2,106,929        $(11,371)
Canadian Dollar, settling 2/13/06                911         778,900           784,967           6,067
Mexican Peso, settling 2/21/06                 6,053         560,000           566,028           6,028

SALE CONTRACTS
Canadian Dollar, settling 2/13/06             10,449       9,086,489         8,999,609          86,880
Mexican Peso, settling 2/21/06                12,677       1,183,535         1,185,508          (1,973)
Mexican Peso, settling 2/21/06                29,406       2,665,381         2,749,802         (84,421)
Mexican Peso, settling 2/21/06                29,406       2,663,305         2,749,802         (86,497)
Mexican Peso, settling 3/22/06                59,896       5,519,647         5,586,573         (66,926)


REVERSE REPURCHASE AGREEMENT (SEE NOTE D)

BROKER                        INTEREST RATE       MATURITY          AMOUNT
-------------------------------------------------------------------------------
Greenwich Capital Markets         4.15%           1/03/06        $ 1,845,675


(a) Position, or portion thereof, with an aggregate market value of $23,967,460, has been segregated to collateralize open forward exchange currency contracts.

(b) Position, or portion thereof, with a market value of $1,862,930, has been segregated to collateralize reverse repurchase agreements.

Currency Abbreviations:

CAD - Canadian Dollar
MXP - Mexican Peso
US$ - United States Dollar

Glossary of Terms:

TBA - To Be Assigned-Securities are purchased on a forward commitment with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS - Treasury Inflation Protected Security

See Notes to Financial Statements.


7


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $61,019,127)           $ 65,310,588
  Cash                                                                      498
  Foreign cash, at value (cost $686,993)                                686,595
  Unrealized appreciation of forward exchange currency
    contracts                                                            98,975
  Interest receivable                                                   229,041
  Receivable for capital stock sold                                      17,255
                                                                   ------------
  Total assets                                                       66,342,952
                                                                   ------------
LIABILITIES
  Unrealized depreciation of forward exchange currency
    contracts                                                           251,188
  Payable for investment securities purchased                         5,093,333
  Reverse repurchase agreement                                        1,845,675
  Advisory fee payable                                                   23,842
  Distribution fee payable                                                2,311
  Payable for capital stock redeemed                                        436
  Transfer agent fee payable                                                 53
  Accrued expenses                                                       86,122
                                                                   ------------
  Total liabilities                                                   7,302,960
                                                                   ------------
NET ASSETS                                                         $ 59,039,992
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $      4,525
  Additional paid-in capital                                         53,482,983
  Undistributed net investment income                                 1,274,415
  Accumulated net realized gain on investment and foreign
    currency transactions                                               138,991
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                       4,139,078
                                                                   ------------
                                                                   $ 59,039,992
                                                                   ============
CLASS A SHARES
  Net assets                                                       $ 45,729,812
                                                                   ============
  Shares of capital stock outstanding                                 3,502,771
                                                                   ============
  Net asset value per share                                        $      13.06
                                                                   ============
CLASS B SHARES
  Net assets                                                       $ 13,310,180
                                                                   ============
  Shares of capital stock outstanding                                 1,021,845
                                                                   ============
  Net asset value per share                                        $      13.03
                                                                   ============

See Notes to Financial Statements.


8


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $  3,787,238
                                                                   ------------
EXPENSES
  Advisory fee                                                          282,660
  Distribution fee -- Class B                                            26,630
  Custodian                                                             138,333
  Administrative                                                         75,250
  Audit                                                                  41,750
  Printing                                                               19,845
  Legal                                                                   4,028
  Directors' fees                                                         1,000
  Transfer agency                                                           794
  Miscellaneous                                                          15,353
                                                                   ------------
  Total expenses before interest                                        605,643
  Interest expense                                                      144,330
                                                                   ------------
  Total expenses                                                        749,973
                                                                   ------------
  Net investment income                                               3,037,265
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                             366,861
    Written options                                                      11,633
    Futures                                                              63,983
    Foreign currency transactions                                      (634,195)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                       1,627,326
    Futures                                                             140,383
    Foreign currency denominated assets and liabilities                 (42,698)
                                                                   ------------
  Net gain on investment and foreign currency transactions            1,533,293
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  4,570,558
                                                                   ============


See Notes to Financial Statements.


9


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                   YEAR ENDED       YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                      2005             2004
                                                  ============     ============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                           $  3,037,265     $  3,056,328
  Net realized gain (loss) on investment
    and foreign currency transactions                 (191,718)         632,661
  Net change in unrealized appreciation/
    depreciation of investments and
    foreign currency denominated assets
    and liabilities                                  1,725,011       (1,273,324)
                                                  ------------     ------------
  Net increase in net assets from operations         4,570,558        2,415,665

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (3,193,187)      (2,720,329)
    Class B                                           (772,040)        (347,443)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            1,266,132       (8,427,958)
                                                  ------------     ------------
  Total increase (decrease)                          1,871,463       (9,080,065)

NET ASSETS
  Beginning of period                               57,168,529       66,248,594
                                                  ------------     ------------
  End of period (including undistributed
    net investment income of $1,274,415
    and $2,834,641, respectively)                 $ 59,039,992     $ 57,168,529
                                                  ============     ============


See Notes to Financial Statements.


10


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Americas Government Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc., (the "Fund"). The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance Capital Management L.P., considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the government of the United States, Canada, or Mexico, their political subdivisions (including Canadian provinces, but excluding States of the United States), agencies, instrumentalities or authorities. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign


11


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .65% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005, amounted to $3,696, none of which was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  28,765,022    $  26,289,592
U.S. government securities                          19,490,976       29,620,649

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                              $  61,019,127
                                                                  =============
Gross unrealized appreciation                                     $   4,439,595
Gross unrealized depreciation                                          (148,134)
                                                                  -------------
Net unrealized appreciation                                       $   4,291,461
                                                                  =============


13


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Transactions in written options for the year ended December 31, 2005 were as follows:

                                                   NUMBER OF        PREMIUMS
                                                   CONTRACTS        RECEIVED
                                                 =============    =============
OPTIONS OUTSTANDING AT DECEMBER 31, 2004                    -0-   $          -0-
Options written                                     13,415,000           12,135
Options terminated in closing purchase
  Transactions                                     (13,415,000)         (12,135)
                                                 -------------    -------------
OPTIONS OUTSTANDING AT DECEMBER 31, 2005                    -0-   $          -0-
                                                 =============    =============

4. REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2005, the average amount of reverse repurchase agreements outstanding was $4,303,661 and the daily weighted average interest rate was 3.28%.

5. DOLLAR ROLLS

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2005, the Portfolio earned income of $78,263 from dollar rolls.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              655,276       392,302   $   8,404,299   $   5,147,031
Shares issued in
  reinvestment
  of dividends           254,032       225,566       3,193,186       2,720,329
Shares redeemed       (1,106,405)   (1,572,400)    (14,177,377)    (20,172,752)
                     ------------  ------------  --------------  --------------
Net decrease            (197,097)     (954,532)  $  (2,579,892)  $ (12,305,392)
                     ===========   ===========   =============   =============


15


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold              612,616       589,281   $   7,934,755   $   7,708,605
Shares issued in
  reinvestment
  of dividends            61,468        28,810         772,040         347,443
Shares redeemed         (380,602)     (327,735)     (4,860,771)     (4,178,614)
                     ------------  ------------  --------------  --------------
Net increase             293,482       290,356   $   3,846,024   $   3,877,434
                     ===========   ===========   =============   =============

NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $    3,965,227   $    3,067,772
                                            --------------   --------------
Total taxable distributions                      3,965,227        3,067,772
                                            --------------   --------------
Total distributions paid                    $    3,965,227   $    3,067,772
                                            ==============   ==============


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $  3,234,616
Undistributed long-term capital gains                               138,944
Accumulated capital and other losses                             (2,112,367)(a)
Unrealized appreciation/(depreciation)                            4,291,291(b)
                                                               ------------
Total accumulated earnings/(deficit)                           $  5,552,484
                                                               ============

(a) During the current fiscal year, the portfolio utilized capital loss carryforwards of $27,392. For the year ended December 31, 2005, the Portfolio deferred losses on straddles of $2,112,367.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses and the tax character paydown losses resulted in a net decrease in undistributed net investment income and an increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.


17


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


19


AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                               2005         2004         2003         2002        2001(a)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.91       $13.01       $12.65       $12.17       $12.72

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .70          .65(c)       .61          .67(c)       .92(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .38         (.06)         .34          .61         (.43)
Net increase in net asset value from
  operations                                    1.08          .59          .95         1.28          .49

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.93)        (.69)        (.59)        (.73)        (.91)
Distributions from net realized
  gain on investment transactions                 -0-          -0-          -0-        (.07)        (.13)
Total dividends and distributions               (.93)        (.69)        (.59)        (.80)       (1.04)
Net asset value, end of period                $13.06       $12.91       $13.01       $12.65       $12.17

TOTAL RETURN
Total investment return based on
  net asset value (d)                           8.67%        4.89%        7.35%       10.99%        3.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $45,730      $47,776      $60,550      $72,307      $51,146
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.28%        1.00%        1.04%         .93%         .95%
  Expenses, before waivers and
    reimbursements                              1.28%        1.11%        1.04%        1.05%        1.15%
  Expenses, before waivers and
    reimbursements, excluding
    interest expense                            1.02%         .98%        1.04%         .93%         .95%
  Net investment income                         5.42%        5.07%(c)     4.75%        5.45%(c)     7.35%(c)
Portfolio turnover rate                           75%          69%          73%          60%          57%


See footnote summary on page 21.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS B
                                            --------------------------------------------------
                                                                                 JULY 22, 2002 (e)
                                                   YEAR ENDED DECEMBER 31,             TO
                                            -------------------------------------  DECEMBER 31,
                                                2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.90       $13.01       $12.67       $12.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .66          .62(c)       .57          .42(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .38         (.06)         .36          .21
Net increase in net asset value from
  operations                                    1.04          .56          .93          .63

LESS: DIVIDENDS
Dividends from net investment income            (.91)        (.67)        (.59)          -0-
Net asset value, end of period                $13.03       $12.90       $13.01       $12.67

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.33%        4.67%        7.18%        5.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $13,310       $9,393       $5,698         $236
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.53%        1.27%        1.30%        1.36%(f)
  Expenses, before waivers and
    reimbursements                              1.53%        1.37%        1.30%        1.48%(f)
  Expenses, before waivers and
    reimbursements, excluding
    interest expense                            1.27%        1.24%        1.30%        1.36%(f)
  Net investment income                         5.17%        4.88%(c)     4.42%        4.72%(c)(f)
Portfolio turnover rate                           75%          69%          73%          60%


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change was to decrease net investment income per share by $.04, increase net realized and unrealized (loss) on investments per share by $.04, and decrease the ratio of net investment income to average net assets from 7.61% to 7.35%.

(b)  Based on average shares oustanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Commencement of distribution.

(f)  Annualized.


21


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Americas Government Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Americas Government Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 6, 2006


22


AMERICAS GOVERNMENT INCOME PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Americas Government Income Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                              VOTED FOR       WITHHELD AUTHORITY
                          -----------------   ------------------
Ruth Block                   340,957,741          10,273,156
David H. Dievler             340,333,752          10,897,144
John H. Dobkin               340,541,359          10,689,538
Michael J. Downey            340,895,582          10,335,314
William H. Foulk, Jr.        340,477,311          10,753,585
D. James Guzy                340,313,267          10,917,629
Marc O. Mayer                340,857,320          10,373,576
Marshall C. Turner, Jr.      340,480,301          10,750,596


2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
                                         329,393,925      7,649,880      14,187,089             0


3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
3.B.   Issuing Senior Securities           2,654,396         54,606         84,372             0
       and Borrowing Money

3.D.   Concentration of Investments        2,682,777         26,226         84,372             0

3.E.   Real Estate and Companies           2,694,235         25,950         73,190             0
       that Deal in Real Estate

3.F.   Commodities, Commodity              2,636,784         83,400         73,190             0
       Contracts and Futures Contracts

3.G.   Loans                               2,646,088         65,999         81,287             0

3.H.   Joint Securities Trading            2,678,286         35,112         79,976             0
       Accounts

3.I.   Exercising Control                  2,674,074         26,831         92,469             0

3.J.   Other Investment Companies          2,659,827         44,387         89,161             0

3.K.   Oil, Gas, and Other Types of        2,664,615         44,387         84,372             0
       Minerals or Mineral Leases

3.L.   Purchases of Securities on Margin   2,612,228         91,986         89,161             0

3.M.   Short Sales                         2,608,272         92,634         92,469             0



23


AMERICAS GOVERNMENT INCOME PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(UNAUDITED) (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                           VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
3.N.   Pledging, Hypothecating,            2,608,247        100,756         84,372             0
       Mortgaging, or Otherwise
       Encumbering Assets

3.P.   Warrants                            2,660,354         44,295         88,726             0

3.U.   Option Transactions                 2,610,924         85,628         96,823             0

4.A.   The reclassification of the         2,639,855         64,795         88,726             0
       Portfolio's fundamental
       investment objective as
       non-fundamental with
       no change to the investment
       objective.



24


AMERICAS GOVERNMENT
INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer PAUL J. DENOON(2), Vice President
SCOTT DIMAGGIO(2), Vice President
MICHAEL L. MON(2), Vice President
DOUGLAS J. PEEBLES(2), Vice President
EMILIE D. WRAPP, Secretary
MARK D. GERSTEN, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Scott DiMaggio are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


25


AMERICAS GOVERNMENT
INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                    PORTFOLIOS
                                                                                      IN FUND           OTHER
    NAME, ADDRESS,                           PRINCIPAL                                COMPLEX        DIRECTORSHIP
    DATE OF BIRTH                           OCCUPATION(S)                            OVERSEEN BY       HELD BY
   (YEAR ELECTED*)                       DURING PAST 5 YEARS                          DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Marc O. Mayer, +                  Executive Vice President of Alliance Capital           106     SCB Partners, Inc.;
1345 Avenue of the Americas       Management Corporation ("ACMC") since                               SCB, Inc.
New York, NY 10105                2001 and Chairman of the Board of
10/2/57                           AllianceBernstein Investment Research and
(2005)                            Management, Inc. ("ABIRM") since 2000;
                                  prior thereto, Chief Executive Officer of
                                  Sanford C. Bernstein & Co., LLC (institutional
                                  research and brokerage arm of Bernstein &
                                  Co. LLC ("SCB & Co.")) and its predecessor
                                  since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **      Investment adviser and an independent                  108             None
2 Sound View Drive                consultant. He was formerly Senior Manager
Suite 100                         of Barrett Associates, Inc., a registered
Greenwich, CT 06830               investment adviser, with which he had been
Chairman of the Board             associated since prior to 2001. He was formerly
9/7/32                            Deputy Comptroller and Chief Investment
(1990)                            Officer of the State of New York and, prior
                                  thereto, Chief Investment Officer of the
                                  New York Bank for Savings.

Ruth Block, #, ***                Formerly Executive Vice President and Chief            106             None
500 SE Mizner Blvd.               Insurance Officer of The Equitable Life
Boca Raton, FL 33432              Assurance Society of the United States;
11/7/30                           Chairman and Chief Executive Officer of Evlico
(1992)                            (insurance); Director of Avon, BP (oil and gas),
                                  Ecolab Incorporated (specialty chemicals),
                                  Tandem Financial Group and Donaldson,
                                  Lufkin & Jenrette Securities Corporation;
                                  Governor at Large, National Association
                                  of Securities Dealers, Inc.

David H. Dievler, #               Independent consultant. Until December 1994,           107             None
P.O. Box 167                      he was Senior Vice President of ACMC
Spring Lake, NJ 07762             responsible for mutual fund administration.
10/23/29                          Prior to joining ACMC in 1984, he was Chief
(1990)                            Financial Officer of Eberstadt Asset
                                  Management since 1968. Prior to that, he was
                                  a Senior Manager at Price Waterhouse & Co.
                                  Member of American Institute of Certified
                                  Public Accountants since 1953.



26


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                    PORTFOLIOS
                                                                                      IN FUND           OTHER
    NAME, ADDRESS,                           PRINCIPAL                                COMPLEX        DIRECTORSHIP
    DATE OF BIRTH                           OCCUPATION(S)                            OVERSEEN BY       HELD BY
   (YEAR ELECTED*)                       DURING PAST 5 YEARS                          DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
John H. Dobkin, #                 Consultant. Formerly President of Save Venice,         106             None
P.O. Box 12                       Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504               Senior Advisor from June 1999-June 2000
2/19/42                           and President of Historic Hudson Valley (historic
(1992)                            preservation) from December 1989-May 1999.
                                  Previously, Director of the National Academy
                                  of Design and during 1988-1992, Director and
                                  Chairman of the Audit Committee of ACMC.

Michael J. Downey, #              Consultant since January 2004. Formerly                106      Asia Pacific Fund, Inc.,
c/o Alliance Capital              managing partner of Lexington Capital, LLC                        and The Merger Fund
Management L.P.                   (investment advisory firm) from December 1997
1345 Avenue of the Americas       until December 2003. Prior thereto, Chairman
New York, NY 10105                and CEO of Prudential Mutual Fund Management
Attn: Philip L. Kirstein          from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                  Chairman of the Board of PLX Technology                106      Intel Corporation
P.O. Box 128                      (semi-conductors) and of SRC Computers Inc.,                    (semi-conductors);
Glenbrook, NV 89413               with which he has been associated since prior                Cirrus Logic Corporation
3/7/36                            to 2001. He is also President of the Arbor                     (semi-conductors);
(2005)                            Company (private family investments).                           Novellus Corporation
                                                                                                   (semi-conductor
                                                                                                   equipment); Micro
                                                                                                Component Technology
                                                                                              (semi-conductor equipment);
                                                                                                 the Davis Selected
                                                                                                 Advisors Group of
                                                                                                  Mutual Funds; and
                                                                                                      LogicVision

Marshall C. Turner, Jr., #        CEO of Toppan Photomasks, Inc.                         106     Toppan Photomasks, Inc.;
220 Montgomery Street             (semi-conductor manufacturing services),                           the George Lucas
Penthouse 10                      Austin, Texas, from 2003 to present, and                       Educational Foundation;
San Francisco, CA 94104-3402      President since company acquired in 2005,                     and Chairman of the Board
10/10/41                          and name changed from DuPont                                    of the Smithsonian's
(2005)                            Photomasks. Prior to the company's sale                          National Museum of
                                  in 2005, he was Chairman and CEO.                                  Natural History
                                  He has also been Principal of Turner
                                  Venture Associates since 1993.



*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


27


AMERICAS GOVERNMENT INCOME PORTFOLIO
MANAGEMENT OF THE FUND (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*              PRINCIPAL POSITION(S)                PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                HELD WITH FUND                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                  President and Chief          See biography above.
10/2/57                        Executive Officer

Philip L. Kirstein             Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                        and Independent              Officer of the AllianceBernstein Funds, with which he
                               Compliance Officer           has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and General Counsel of
                                                            Merrill Lynch Investment Managers, L.P. since prior to
                                                            2001 until March 2003.

Paul J. DeNoon                 Vice President               Senior Vice President of ACMC**, with which he has
4/18/62                                                     been associated since prior to 2001.

Michael L. Mon                 Vice President               Vice President of ACMC**, with which he has been
3/2/69                                                      associated since prior to 2001.

Douglas J. Peebles             Vice President               Executive Vice President of ACMC**, with which he has
8/10/65                                                     been associated since prior to 2001.

Scott DiMaggio                 Vice President               Vice President of ACMC**, with which he has been
8/9/71                                                      associated since prior to 2001.

Emilie D. Wrapp                Secretary                    Senior Vice President, Assistant General Counsel and
11/13/55                                                    Assistant Secretary of ABIRM**, with which she has
                                                            been associated since prior to 2001.

Mark D. Gersten                Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                        Financial Officer            Services, Inc. ("AGIS")** and Vice President of
                                                            ABIRM**, with which he has been associated since
                                                            prior to 2001.

Thomas R. Manley               Controller                   Vice President of ACMC**, with which he has been
8/3/51                                                      associated since prior to 2001.




* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC,  ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


28


AMERICAS GOVERNMENT INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Americas Government Income Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


29


AMERICAS GOVERNMENT INCOME PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 10 to 7 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 13 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods, and as compared to the Lehman Brothers U.S. Aggregate Index (the "Index") for periods ended September 30, 2005 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (May 1994 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 2nd quintile in the 1-year period, 5th quintile in the 3-year period, 4th quintile in the 5-year period and 1st quintile in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 2nd quintile in the 1-year period, 4th quintile in the 3- and 5-year periods and 1st quintile in the 10-year period. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. The directors concluded that the Portfolio's relative performance over time was satisfactory.


31


AMERICAS GOVERNMENT INCOME PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., fixed income securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 50 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 11 basis points and that as a result the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was only materially lower than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was the same as the medians for the Expense Group and Expense Universe. The directors concluded that the Portfolio's expense ratio was satisfactory. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


33


AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Americas Government Income Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                                ADVISORY FEE
                           BASED ON % OF AVERAGE
CATEGORY                      DAILY NET ASSETS                  FUND
-------------------------------------------------------------------------------
High Income               50 bp on 1st $2.5 billion       Americas Government
                          45 bp on next $2.5 billion      Income Portfolio
                          40 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                   AS A %
                                                                OF AVERAGE
FUND                                          AMOUNT         DAILY NET ASSETS
-------------------------------------------------------------------------------
Americas Government Income Portfolio          $69,000             0.11%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                                   GROSS EXPENSE RATIO      FISCAL YEAR
-------------------------------------------------------------------------------
Americas Government Income Portfolio      Class A  0.98%        December 31
                                          Class B  1.24%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund that invests in fixed income securities:

ASSET CLASS                                FEE(3)
------------------------------------------------------
Fixed Income                               0.65%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.


(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


35


AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                          EFFECTIVE       LIPPER
                                          MANAGEMENT      GROUP
FUND                                         FEE          MEDIAN         RANK
-------------------------------------------------------------------------------
Americas Government Income Portfolio        0.500          0.758         2/10


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                          EXPENSE    LIPPER      LIPPER     LIPPER      LIPPER
                          RATIO     UNIVERSE    UNIVERSE    GROUP        GROUP
FUND                      (%)(7)    MEDIAN(%)     RANK     MEDIAN(%)     RANK
-------------------------------------------------------------------------------
Americas Government
Income Portfolio           0.981      0.978      9/13       0.978        7/10


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide


(4) It should be noted that ieffective management feei is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of i1i means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)  Most recent fiscal year end Class A share total expense ratio.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                            12B-1 FEE RECEIVED
---------------------------------------------------------------------
Americas Government Income Portfolio                 $19,426


The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                     ADVISER
                                                   PAYMENTS TO
FUND                                                  ABIRM
---------------------------------------------------------------------
Americas Government Income Portfolio                 $47,266


Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.


(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


37


AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

AMERICAS GOVERNMENT INCOME PORTFOLIO          GROUP            UNIVERSE
-------------------------------------------------------------------------------
1 year                                         3/10               4/13
3 year                                         9/10              10/13
5 year                                         8/10              10/13
10 year                                         1/7               2/10


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(12) versus its benchmark(13).

                                   PERIODS ENDING SEPTEMBER 30, 2005
                                        ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                       SINCE
FUND                      1 YEAR     3 YEAR      5 YEAR    10 YEAR   INCEPTION
-------------------------------------------------------------------------------
Americas Government
  Income Portfolio         8.59       6.83        7.19       9.43       8.15

Lehman Brothers
  Aggregate Bond Index     2.80       3.96        6.62       6.55       7.03


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(9)  The performance rankings are for the Class A shares of the Fund.

(10)  The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(12)  The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)





[LOGO] ALLIANCEBERNSTEIN(R)
       Investment Research and Management

ANNUAL REPORT
--------------------------------------------------------------------------------

       AllianceBernstein
       Variable Products Series Fund, Inc.

                                              ----------------------------
                                                Annual Report

                                                        December 31, 2005
                                              ----------------------------

> AllianceBernstein U.S. Government/
  High Grade Securities Portfolio

                           Investment Products Offered
                         -----------------------------
                            o  Are Not FDIC Insured
                            o  May Lose Value
                            o  Are Not Bank Guaranteed
                         -----------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO             AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

LETTER TO INVESTORS

February 10, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein U.S. Government/High Grade Securities Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a high level of current income consistent with the preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. government securities, including mortgage-related securities and repurchase agreements relating to U.S. government securities, and other high-grade debt securities. The Portfolio also may invest in investment-grade corporate and other debt securities, and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the one-, five- and 10-year periods ended December 31, 2005.

For the annual reporting period ended December 31, 2005, the Portfolio underperformed its benchmark. Underweight positions in agency debt and investment-grade corporate security selection detracted from the Portfolio's performance. Yield curve positioning--specifically, an underweight in the two-year area of the yield curve--contributed most meaningfully to the Portfolio's relative returns for the year. The Portfolio's holdings in Treasury inflation-protected securities (TIPS), investment-grade emerging-market debt (in Russia), and an overweight position in commercial mortgage-backed securities
(CMBS) also added to relative returns.

MARKET REVIEW AND INVESTMENT STRATEGY

The Federal Reserve (the "Fed") raised official rates another 200 basis points over the course of the year as the U.S. economy forged ahead despite surging oil prices. The Fed funds rate now stands at 4.25%, 325 basis points higher than when the Fed started tightening 18 months ago. In December, however, the Federal Open Market Committee removed the word "accommodative" from its release, which was widely interpreted to mean that the long period of monetary tightening was approaching a pause.

Although short-term market rates followed the Fed higher, longer-term bond yields ended the year close to 40-year lows. At the close of the year, 10-year Treasuries yielded near 4.39%, below the two-year note's yield of 4.40%. This is the flattest the yield curve has been since 2000, which has triggered some concern that the curve will invert in 2006 and lead to a weaker economy. Foreign demand for U.S. fixed-income assets continued unabated, one of the primary reasons long rates have remained so low.

U.S. fixed-income returns were generally modest during the annual reporting period, reflecting higher U.S. interest rates, a significant flattening of the yield curve and modest spread movement in the non-Treasury sectors. U.S. Treasuries posted a modest return of 2.79%, according to Lehman Brothers, substantially underperforming non-U.S. developed government bond markets.

Investment-grade corporates posted the weakest performance among U.S. bond sectors, returning 1.68%, according to Lehman Brothers. While all quality tiers within the investment-grade corporate universe underperformed, lower-quality
BBB credits were the hardest hit. Declines in the telecommunications, media/cable, entertainment, supermarket and auto industries dragged down the lower-quality tiers. Dampening corporate returns were the downgrading of General Motors (GM) and Ford Motor Company to non-investment grade status in the second quarter. In the fourth quarter, Standard & Poor's lowered GM's rating to B, warning that the risk of bankruptcy had increased due to several factors. These factors included a deteriorated financial condition, as well as fierce foreign competition, the slowdown in large sport utility vehicle sales and GM's massive pension and health care cost burdens. Near year-end, Fitch Ratings cut Ford Motor Credit's ratings to non-investment grade for similar reasons, effectively knocking its debt out of investment-grade indices.

In addition to automaker travails, the corporate sector suffered from event risk. Shareholder-friendly actions, such as mergers and acquisitions, share buybacks and dividend payouts, increased during the year. For instance, Carl Icahn's efforts to force more shareholder-friendly changes at BBB-rated Time Warner triggered heavy losses in these bonds. Supermarket bonds were roiled when a consortium, including private-equity investors, almost succeeded in a leveraged buyout of BBB-rated Albertson's. While the effort fell apart in late December--triggering a big sector rebound--supermarkets were still one of the worst industry performers for the year.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO             AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Mortgage-backed securities returned 2.61% for the annual period; however, they underperformed like-duration Treasuries, reflecting concerns about extension risk (the risk that mortgage durations will shorten or lengthen rapidly as interest rates fall or rise), and a flood of new supply. At $142 billion, net issuance was substantially greater than the $5.5 billion sold in 2004; the bulk of issuance was concentrated in 5.0% and 5.5% 30-year mortgages. As interest rates rose, paydowns were less pronounced than in 2003 and 2004.

While it appears that the Federal Reserve is nearing a pause in its tightening cycle, the Portfolio's management team (the "Team") believes there is scope for further, albeit more limited, rate hikes. As such, the Team is keeping the overall duration of the Portfolio slightly shorter than that of the benchmark and is underweighting short maturities. Additionally, the Portfolios' overweight in investment-grade corporate bonds was moderated as risks increased.

The Portfolio's mortgage exposure was recently increased from a modest underweight/neutral to an overweight. Although nominal spreads remain historically narrow, volatility has remained relatively low. At the same time, refinancing activity has remained subdued. An analysis of the market suggests that mortgages are at their most attractive value in two to three years, when taking into account historically tight option-adjusted spreads, low volatility and prepayment risks. Finally, the Portfolio's position in TIPS was reduced, given the more benign inflation outlook, while underweight positions in Treasuries and agencies were maintained. Additionally, an overweight in CMBS was maintained, and the Portfolio continued to have a small position in investment-grade dollar-denominated emerging-market debt (in Russia).

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein U.S. Government/High Grade Securities Portfolio.

A Word About Risk

A limited percentage of the Portfolio's assets will be invested in foreign fixed-income securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These types of transactions include the purchase and sale of futures contracts or options on futures contracts. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. In addition, the Portfolio may also enter into repurchase agreements. These financial instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

--------------------------------------------------------------------------------
(Historical Performance continued on next page)

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)   AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                              Returns
THE PORTFOLIO VS. ITS BENCHMARK                   ------------------------------
PERIODS ENDED DECEMBER 31, 2005                   1 Year    5 Years    10 Years
--------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade
  Securities Portfolio Class A                     1.98%     5.03%       5.27%
--------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade
  Securities Portfolio Class B                     1.75%     4.78%       5.29%*
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index               2.43%     5.87%       6.16%
--------------------------------------------------------------------------------

*     Since inception of the Portfolio's Class B shares on 6/2/99.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

ALLIANCEBERNSTEIN U.S. GOV'T/HIGH GRADE SECURITIES PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT
12/31/95 - 12/31/05


Lehman Brothers U.S. Aggregate Index: $18,188
AllianceBernstein U.S. Government/High Grade Securities Portfolio: $16,708


                            AllianceBernstein
                       U.S. Government/High Grade
                          Securities Portfolio       Lehman Brothers U.S.
                                 Class A               Aggregate Index
-------------------------------------------------------------------------------
      12/31/1995                 $10,000                   $10,000
      12/31/1996                 $10,255                   $10,363
      12/31/1997                 $11,145                   $11,363
      12/31/1998                 $12,061                   $12,350
      12/31/1999                 $11,766                   $12,249
      12/31/2000                 $13,069                   $13,674
      12/31/2001                 $14,099                   $14,828
      12/31/2002                 $15,198                   $16,348
      12/31/2003                 $15,789                   $17,018
      12/31/2004                 $16,384                   $17,757
      12/31/2005                 $16,708                   $18,188

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Government/High Grade Securities Portfolio Class A shares (from 12/31/95 to 12/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

--------------------------------------------------------------------------------
See Historical Performance and Benchmark disclosures on previous page.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
FUND EXPENSES                    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         Beginning          Ending
U.S. Government/High Grade             Account Value     Account Value     Expenses Paid       Annualized
Securities Portfolio                    July 1, 2005   December 31, 2005   During Period*    Expense Ratio*
------------------------------         -------------   -----------------   ---------------   --------------
Class A
Actual ..............................     $ 1,000          $   998.31           $ 3.58           0.71%
Hypothetical (5% return before
  expenses) .........................     $ 1,000          $ 1,021.63           $ 3.62           0.71%

Class B
Actual ..............................     $ 1,000          $   997.44           $ 4.83           0.96%
Hypothetical (5% return before
  expenses) .........................     $ 1,000          $ 1,020.37           $ 4.89           0.96%

--------------------------------------------------------------------------------
* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
SECURITY TYPE                                      U.S. $ VALUE   PERCENT OF NET ASSETS
---------------------------------------------------------------------------------------
Government/Agency Obligations                      $ 52,785,645           48.9%
Corporate Debt Obligations                           29,192,513           27.0
Commercial Mortgage Backed Securities                11,767,916           10.9
Asset Backed Securities                               7,995,334            7.4
Non-Agency Collateralized Mortgage Obligations          679,504            0.6
Federal Agency Collateralized Mortgage Obligation       427,685            0.4
Sovereign Debt Obligations                            2,134,268            2.0
                                                   ------------          -----
Total Investments*                                  104,982,865           97.2
Cash and receivables, net of liabilities              3,061,883            2.8
                                                   ------------          -----
Net Assets                                         $108,044,748          100.0%
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*     Excludes short-term investments.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

U. S. GOVERNMENT & GOVERNMENT
   SPONSORED AGENCY OBLIGATIONS-48.9%
FEDERAL AGENCIES-1.0%
Federal National Mortgage
   Association
   3.875%, 11/17/08 ........................   $   1,085   $    1,057,839
                                                           --------------
MORTGAGE
   PASS-THROUGHS-40.6%
Federal Gold Loan Mortgage Corp.
   4.50%, 8/01/35-10/01/35 .................       2,265        2,130,801
   6.00%, TBA ..............................         560          565,425
Federal National Mortgage Association
   4.50%, TBA ..............................       3,550        3,453,483
   5.00%, 4/01/19 ..........................       2,306        2,278,628
   5.00%, TBA ..............................       4,140        4,030,408
   5.50%, 2/01/14-2/01/35 ..................      12,038       12,004,956
   5.50%, TBA ..............................       6,960        6,890,399
   6.00%, 11/01/16-9/01/35 .................       5,713        5,780,463
   6.00%, TBA ..............................       2,440        2,462,111
   6.50%, TBA ..............................       4,110        4,215,319
                                                           --------------
                                                               43,811,993
                                                           --------------
U.S. TREASURY
   SECURITIES-7.3%
U.S. Treasury Bond
   4.50%, 11/15/15 .........................         652          657,348
   5.375%, 2/15/31 .........................       4,215        4,734,630
   7.25%, 5/15/16 ..........................       1,145        1,405,935
U.S. Treasury Notes
   1.625%, 1/15/15 (TIPS) ..................          26           25,123
   2.00%, 7/15/14 (TIPS) ...................       1,099        1,092,777
                                                           --------------
                                                                7,915,813
                                                           --------------
Total U. S. Government &
   Government Sponsored
   Agency Obligations
   (cost $52,821,257) ......................                   52,785,645
                                                           --------------
CORPORATE DEBT OBLIGATIONS-27.0%
AEROSPACE & DEFENSE-0.3%
Raytheon Co.
   6.75%, 8/15/07 ..........................         166          170,062
Textron, Inc.
   6.375%, 11/15/08 ........................         125          129,803
                                                           --------------
                                                                  299,865
                                                           --------------
AUTOMOTIVE-0.1%
Daimler Chrysler NA Holdings Corp.
   4.875%, 6/15/10 .........................         110          107,403
                                                           --------------

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

BANKING-3.4%
Bank of America Corp.
   4.50%, 8/01/10 ..........................         545          535,567
Barclays Bank Plc (United Kingdom)
   8.55%, 9/29/49 (a) (b) ..................         365          421,092
Huntington National Bank
   4.375%, 1/15/10 .........................         250          245,068
JPMorgan Chase & Co.
   6.75%, 2/01/11 ..........................         425          455,207
Mizuho Financial Group (Cayman Islands)
   8.375%, 12/29/49 ........................         385          417,148
RBS Capital Trust III
   5.512%, 9/29/49 (b) .....................         335          333,045
Sanwa Bank
   7.40%, 6/15/11 ..........................         100          110,424
Sumitomo Mitsui Banking Corp. (Japan)
   5.625%, 7/15/49 (a) (b) .................         100           99,626
Suntrust Bank
   Series CD
   3.99%, 6/02/09 (c) ......................         190          190,282
UFJ Finance Aruba AEC (Aruba)
   6.75%, 7/15/13 ..........................         240          262,048
Washington Mutual, Inc.
   4.00%, 1/15/09 ..........................         310          300,662
Wells Fargo & Co.
   4.20%, 1/15/10 ..........................         195          189,839
Zions Bancorp
   5.50%, 11/16/15 .........................         135          135,997
                                                           --------------
                                                                3,696,005
                                                           --------------
BROADCASTING/MEDIA-1.0%
BSKYB Finance (UK) Ltd. (United Kingdom)
   5.625%, 10/15/15 (a) ....................         210          209,029
News America, Inc.
   6.55%, 3/15/33 ..........................         125          128,565
Time Warner Entertainment Co. LP
   8.375%, 3/15/23 .........................         315          364,238
Time Warner, Inc.
   6.875%, 5/01/12 .........................         155          164,994
WPP Finance (UK) Corp. (United Kingdom)
   5.875%, 6/15/14 .........................         175          177,609
                                                           --------------
                                                                1,044,435
                                                           --------------

BUILDING/REAL ESTATE-0.2%
iStar Financial, Inc.
   5.15%, 3/01/12 ..........................         125          121,057
Simon Property Group LP
   6.375%, 11/15/07 ........................         145          148,167
                                                           --------------
                                                                  269,224
                                                           --------------

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

CABLE-1.1%
AT&T Broadband Corp.
   9.455%, 11/15/22 ........................   $     220   $      288,242
British Sky Broadcasting Plc
   (United Kingdom)
   6.875%, 2/23/09 .........................         100          104,757
Comcast Cable Communications, Inc.
   6.875%, 6/15/09 .........................         250          262,583
Comcast Corp.
   5.30%, 1/15/14 ..........................         220          215,831
   5.50%, 3/15/11 ..........................         275          276,492
                                                           --------------
                                                                1,147,905
                                                           --------------
CHEMICALS-0.2%
Lubrizol Corp.
   4.625%, 10/01/09 ........................         120          117,615
ProLogis
   7.05%, 7/15/06 ..........................         105          105,879
                                                           --------------
                                                                  223,494
                                                           --------------

COMMUNICATIONS-1.9 %
British Telecom Plc (United Kingdom)
   8.375%, 12/15/10 (d) ....................         450          512,262
Deutsche Telekom International
   Finance BV (Netherlands)
   8.00%, 6/15/10 ..........................         150          170,066
Sprint Capital Corp.
   8.375%, 3/15/12 .........................         490          567,892
Telecom Italia Capital SA (Luxembourg)
   4.00%, 11/15/08-1/15/10 .................         595          568,788
   6.375%, 11/15/33 ........................         150          151,730
Verizon Global Funding Corp.
   4.90%, 9/15/15 ..........................         140          135,521
                                                           --------------
                                                                2,106,259
                                                           --------------
COMMUNICATIONS - MOBILE-1.4%
AT&T Wireless Services, Inc.
   7.35%, 3/01/06 ..........................         150          150,632
   7.875%, 3/01/11 .........................         460          516,145
   8.75%, 3/01/31 ..........................         215          284,836
Cingular Wireless LLC
   5.625%, 12/15/06 ........................         250          251,805
Telus Corp. (Canada)
   7.50%, 6/01/07 ..........................         330          340,770
                                                           --------------
                                                                1,544,188
                                                           --------------
CONGLOMERATES/MISCELLANEOUS-0.2%
Hutchison Whampoa International Ltd.
   (Cayman Islands)
   7.45%, 11/24/33 (a) .....................         185          213,682
                                                           --------------

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

CONSUMER MANUFACTURING-0.3%
Fortune Brands, Inc.
   2.875%, 12/01/06 ........................         175          171,259
Textron Financial Corp.
   Series E
   4.125%, 3/03/08 .........................         190          187,078
                                                           --------------
                                                                  358,337
                                                           --------------
ENERGY-1.5%
Amerada Hess Corp.
   6.65%, 8/15/11 ..........................         310          333,111
   7.875%, 10/01/29 ........................         300          363,265
ConocoPhillips Holdings Co.
   6.95%, 4/15/29 ..........................         225          271,553
Duke Energy Field Services LLC
   7.875%, 8/16/10 .........................          70           77,416
Enterprise Products Operating LP
   5.60%, 10/15/14 .........................         125          124,902
Valero Energy Corp.
   6.875%, 4/15/12 .........................         255          277,857
   7.50%, 4/15/32 ..........................         105          127,606
                                                           --------------
                                                                1,575,710
                                                           --------------
FINANCIAL-6.7%
American General Finance Corp.
   4.625%, 5/15/09 .........................         340          336,587
Berkshire Hathaway Finance Corp.
   4.20%, 12/15/10 .........................         270          261,394
Boeing Capital Corp.
   4.75%, 8/25/08 ..........................         115          114,692
CIT Group, Inc.
   4.588%, 5/18/07 (c) .....................         210          210,569
   7.75%, 4/02/12 ..........................         460          521,700
Citigroup, Inc.
   4.60%, 6/09/09 (c) ......................         175          175,351
   4.625%, 8/03/10 .........................         300          295,845
Core Investment Grade Trust
   4.659%, 11/30/07 ........................         575          568,951
Countrywide Home Loans, Inc.
   4.00%, 3/22/11 ..........................         330          310,510
   Series K
   4.25%, 12/19/07 .........................         265          261,311
Credit Suisse First Boston USA, Inc.
   5.50%, 8/15/13 ..........................         255          260,124
General Electric Capital Corp.
   4.00%, 2/17/09 ..........................         645          629,143
   4.375%, 11/21/11 ........................          35           33,980
   6.75%, 3/15/32 ..........................         245          287,594
Goldman Sachs Group, Inc.
   4.75%, 7/15/13 ..........................         230          223,093
   5.125%, 1/15/15 .........................         165          163,134

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

Household Finance Corp.
   6.50%, 11/15/08 .........................   $     425   $      442,329
   7.00%, 5/15/12 ..........................         195          213,305
ILFC E-Capital Trust I
   5.90%, 12/21/65 (a) (b) .................         100          100,393
MBNA Corp.
   4.625%, 9/15/08 .........................         290          287,895
Merrill Lynch & Co., Inc.
   Series C
   4.79%, 8/04/10 ..........................         595          588,307
Resona Preferred Global Securities
   (Cayman Islands)
   7.191%, 12/30/49 (a) (b) ................         135          143,231
SLM Corp.
   Series A
   4.50%, 7/26/10 ..........................         225          220,280
Washington Mutual, Inc.
   6.875%, 5/15/11 .........................         540          585,444
                                                           --------------
                                                                7,235,162
                                                           --------------
FOOD/BEVERAGE-1.3%
Conagra Foods, Inc.
   6.75%, 9/15/11 ..........................          43           45,802
   7.875%, 9/15/10 .........................         144          158,651
General Mills, Inc.
   5.125%, 2/15/07 .........................         480          479,588
Kraft Foods, Inc.
   4.125%, 11/12/09 ........................         540          522,536
Kroger Co.
   7.80%, 8/15/07 ..........................         225          233,760
                                                           --------------
                                                                1,440,337
                                                           --------------
HEALTH CARE-1.4%
Aetna, Inc.
   7.375%, 3/01/06 .........................         272          273,089
Anthem, Inc.
   3.50%, 9/01/07 ..........................         315          307,278
Humana, Inc.
   6.30%, 8/01/18 ..........................         215          226,455
WellPoint, Inc.
   3.75%, 12/14/07 .........................          80           78,223
   4.25%, 12/15/09 .........................         405          394,485
Wyeth
   5.50%, 2/01/14 ..........................         186          188,409
                                                           --------------
                                                                1,467,939
                                                           --------------
INSURANCE-1.7%
Assurant, Inc.
   5.625%, 2/15/14 .........................         220          222,822
Liberty Mutual Group
   5.75%, 3/15/14 (a) ......................         195          192,480
Mangrove Bay Pass-Through Trust
   6.102%, 7/15/33 (a) (b) .................         635          630,161

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

Royal Sun & Alliance Insurance Group
   (United Kingdom)
   8.95%, 10/15/29 .........................   $     215   $      274,550
Zurich Capital Trust I
   8.376%, 6/01/37 (a) .....................         490          530,307
                                                           --------------
                                                                1,850,320
                                                           --------------
METALS & MINING-0.2%
Ispat Inland ULC (Canada)
   9.75%, 4/01/14 ..........................          95          107,588
Teck Cominco Ltd.
   6.125%, 10/01/35 ........................          75           74,171
                                                           --------------
                                                                  181,759
                                                           --------------
PAPER/PACKAGING-0.6%
International Paper Co.
   5.30%, 4/01/15 ..........................         300          288,944
Packaging Corp. of America
   5.75%, 8/01/13 ..........................         155          152,222
Weyerhaeuser Co.
   5.95%, 11/01/08 .........................         175          178,535
                                                           --------------
                                                                  619,701
                                                           --------------
PUBLIC UTILITIES - ELECTRIC & GAS-3.1%
Carolina Power & Light Co.
   6.50%, 7/15/12 ..........................         335          358,916
Consumers Energy Co.
   Series C
   4.25%, 4/15/08 ..........................         130          127,324
Duke Capital LLC
   8.00%, 10/01/19 .........................         250          298,387
First Energy Corp.
   Series B
   6.45%, 11/15/11 .........................         265          280,899
   Series C
   7.375%, 11/15/31 ........................         270          318,592
MidAmerican Energy Holdings Co.
   5.875%, 10/01/12 ........................         195          201,311
NiSource Finance Corp.
   7.875%, 11/15/10 ........................         190          210,514
Pacific Gas & Electric
   4.80%, 3/01/14 ..........................         410          399,557
   6.05%, 3/01/34 ..........................         165          170,768
Progress Energy, Inc.
   7.10%, 3/01/11 ..........................         185          199,600
Public Service Company of Colorado
   7.875%, 10/01/12 ........................         200          232,829
TXU Australia LP (Australia)
   6.15%, 11/15/13 (a) .....................         235          250,862
Xcel Energy, Inc.
   7.00%, 12/01/10 .........................         260          279,820
                                                           --------------
                                                                3,329,379
                                                           --------------

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

SERVICE-0.2%
Waste Management, Inc.
   6.875%, 5/15/09 .........................   $     205   $      216,143
                                                           --------------
SUPERMARKETS & DRUGS-0.1%
Safeway, Inc.
   4.80%, 7/16/07 ..........................          85           84,631
   6.50%, 3/01/11 ..........................          65           67,308
                                                           --------------
                                                                  151,939
                                                           --------------
TECHNOLOGY-0.1%
IBM Corp.
   4.375%, 6/01/09 .........................          90           88,871
Motorola, Inc.
   7.625%, 11/15/10 ........................          22           24,456
                                                           --------------
                                                                  113,327
                                                           --------------
Total Corporate Debt Obligations
   (cost $28,783,762) ......................                   29,192,513
                                                           --------------
COMMERCIAL MORTGAGE BACKED SECURITIES-10.9%
Banc of America Commercial Mortgage, Inc.
   Series 2004-3 Cl.A5
   5.482%, 6/10/39 (b) .....................         675          687,055
   Series 2004-4 Cl.A3
   4.128%, 7/10/42 .........................         410          398,213
   Series 2004-6 Cl.A2
   4.161%, 12/10/42 ........................         525          508,431
   Series 2005-6 Cl.A4
   5.182%, 9/10/47 (b) .....................         680          684,481
Bear Stearns Commercial Mortgage Securities
   Series 2005-PWR7 A3
   5.116%, 2/11/41 (b) .....................         505          503,118
   Series 2005-T18 Cl.A4
   4.933%, 2/13/42 (b) .....................         530          521,912
CS First Boston Mortgage Securities Corp.
   Series 2003-CK2 Cl.A2
   3.861%, 3/15/36 .........................         360          351,397
   Series 2004-C5 Cl.A2
   4.183%, 11/15/37 ........................         440          426,510
   Series 2005-C1 Cl.A4
   5.014%, 2/15/38 (b) .....................         450          445,118
GE Capital Commercial Mortgage Corp.
   Series 2004-C3 Cl.A4
   5.189%, 7/10/39 (b) .....................         320          320,355
   Series 2005-C3 Cl.A3FX
   4.863%, 7/10/45 .........................         455          451,201
Greenwich Capital Commercial Funding Corp.
   Series 2003-C1 Cl.A4
   4.111%, 7/05/35 .........................         450          422,631
   Series 2005-GG3 Cl.A2
   4.305%, 8/10/42 .........................         530          516,091

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

JPMorgan Chase Commercial Mortgage
   Securities Corp.
   Series 2004-C1 Cl.A2
   4.302%, 1/15/38 .........................   $      95   $       91,354
   Series 2005-LDP1 Cl.A4
   5.038%, 3/15/46 (b) .....................         550          544,803
   Series 2005-LDP3 Cl.A2
   4.851%, 8/15/42 .........................         405          401,274
   Series 2005-LDP4 Cl.A2
   4.79%, 10/15/42 .........................         465          459,569
   Series 2005-LDP5 Cl.A2
   5.198%, 12/15/44 ........................         360          361,375
LB-UBS Commercial Mortgage Trust
   Series 2004-C8 Cl.A2
   4.201%, 12/15/29 ........................         420          407,849
   Series 2005-C1 Cl.A4
   4.742%, 2/15/30 .........................         365          354,754
   Series 2005-C7 Cl.A4
   5.197%, 11/15/30 (b) ....................         340          341,248
Merrill Lynch Mortgage Trust
   Series 2004-Key2 Cl.A2
   4.166%, 8/12/39 .........................         350          338,681
   Series 2005-CKI1 Cl.A6
   5.245%, 11/12/37 (b) ....................         280          283,069
   Series 2005-MKB2 Cl.A2
   4.806%, 9/12/42 .........................         655          649,131
Morgan Stanley Capital I
   Series 2004-T13 Cl.A2
   3.94%, 9/13/45 ..........................         690          661,075
   Series 2005-T17 Cl.A5
   4.78%, 12/13/41 .........................         655          637,221
                                                           --------------
Total Commercial Mortgage Backed Securities
   (cost $11,963,306) ......................                   11,767,916
                                                           --------------
ASSET-BACKED SECURITIES-7.4%
Aegis Asset Backed Securities Trust
   Series 2004-3 Cl.A2A
   4.579%, 9/25/34 (c) .....................         222          221,504
American Express Credit Account Master Trust
   Series 2005-1 Cl.A
   4.399%, 10/15/12 (c) ....................         320          319,901
Asset Backed Funding Certificates
   Series 2003-WF1 Cl.A2
   4.58%, 12/25/32 (c) .....................         204          204,247
Bank One Issuance Trust
   Series 2004-A4 Cl.A4
   4.409%, 2/16/10 (c) .....................         400          400,195
Bear Stearns Asset Backed Securities, Inc.
   Series 2005-SD1 Cl.1A1
   4.529%, 4/25/22 (c) .....................         183          182,800

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

Capital Auto Receivables Asset Trust
   Series 2005-SN1A Cl.A3A
   4.10%, 6/15/08 ..........................   $     465   $      460,764
Capital One Prime Auto Receivables Trust
   Series 2005-1 Cl.A3
   4.32%, 8/17/09 ..........................         720          715,163
Citifinancial Mortgage Securities, Inc.
   Series 2003-1 Cl.AFPT
   3.36%, 1/25/33 (e) ......................         132          125,272
Credit-Based Asset Servicing and Securities
   Series 2005-CB7 Cl.AF2
   5.147%, 11/25/35 (e) ....................         260          258,952
Discover Card Master Trust I
   Series 2004-1 Cl.A
   4.399%, 4/16/10 (c) .....................         460          460,290
Equity One ABS, Inc.
   Series 2004-3 Cl.AF1
   4.539%, 7/25/34 (c) .....................           7            7,234
GE-WMC Mortgage Securities LLC
   Series 2005-2 Cl.A2B
   4.54%, 12/25/35 (c) .....................         285          286,556
Home Equity Mortgage Trust
   Series 2005-2 Cl.A1
   4.559%, 7/25/35 (c) .....................         167          167,360
   Series 2005-4 Cl.A3
   4.742%, 1/25/36 (e) .....................         305          300,904
Household Home Equity Loan
   Trust Series 2005-3 Cl.A1
   4.63%, 1/20/35 (c) ......................         354          354,729
MBNA Credit Card Master Note Trust
   Series 2001-A5 Cl.A5
   4.579%, 3/15/11 (c) .....................       1,195        1,201,500
Merrill Lynch Mortgage Investors, Inc.
   Series 2004-SL1 Cl.A
   4.639%, 4/25/35 (c) .....................           4            3,698
Morgan Stanley ABS Capital I
   Series 2004-HE4 Cl.A3
   4.579%, 5/25/34 (c) .....................          63           63,195
Novastar Home Equity Loan
   Series 2001-1 A1
   4.659%, 7/25/31 (c) .....................         223          222,592
Providian Gateway Master Trust
   Series 2004-DA Cl.A
   3.35%, 9/15/11 (a) ......................         360          351,338
RAAC Series
   Series 2004-SP1 Cl.AI1
   4.559%, 6/25/13 (c) .....................          15           14,992

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

Residential Asset Mortgage Products, Inc.
   Series 2005-RS1 Cl.AII1
   4.489%, 1/25/35 (c) .....................   $     239   $      238,909
   Series 2005-RS3 Cl.AIA2
   4.54%, 3/25/35 (c) ......................         290          289,684
Residential Asset Securities Corp.
   Series 2004-KS7 Cl.A2
   4.749%, 11/25/32 (c) ....................         125          124,833
   Series 2004-KS7 Cl.AI1
   4.529%, 10/25/21 (c) ....................          42           41,908
Residential Funding Mortgage
   Securities II
   Series 2004-HS2 Cl.AI1
   4.529%, 12/25/18 (c) ....................           1            1,229
   Series 2005-HI2 Cl.A3
   4.46%, 5/25/35 ..........................         225          220,979
Saxon Asset Securities Trust
   Series 2005-4 Cl.A2B
   4.55%, 11/25/37 (c) .....................         300          300,000
SLM Student Loan Trust
   Series 2003-C Cl.A1
   3.97%, 9/15/16 (c) ......................         355          354,894
Structured Asset Investment
   Loan Trust
   Series 2004-5 Cl.A2
   4.559%, 5/25/34 (c) .....................         100           99,712
                                                           --------------
Total Asset-Backed Securities
   (cost $8,018,674) .......................                    7,995,334
                                                           --------------
NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS-0.6%
Credit-Based Asset Servicing
   and Securities
   Series 2003-CB1 Cl.AF
   3.45%, 1/25/33 (e) ......................         373          364,879
Washington Mutual
   Series 2005-AR2 Cl.2A22
   4.599%, 2/25/35 (c) .....................         315          314,625
                                                           --------------
Total Non-Agency Collateralized Mortgage
   Obligations
   (cost $681,837) .........................                      679,504
                                                           --------------
FEDERAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATION-0.4%
FannieMae Grantor Trust
   Series 2004-T5 Cl.AB4
   4.761%, 5/28/35 (c)
   (cost $427,553) .........................         428          427,685
                                                           --------------

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-2.0%
Korea Development Bank (South Korea)
   4.625%, 9/16/10 .........................   $     200   $      196,005
United Mexican States (Mexico)
   7.50%, 1/14/12 ..........................       1,060        1,181,900
Russian Federation (Russia)
   5.00%, 3/31/30 (e) ......................         670          756,363
                                                           --------------
Total Sovereign Debt Obligations
   (cost $2,065,821) .......................                    2,134,268
                                                           --------------
SHORT-TERM INVESTMENTS-20.8%
TIME DEPOSIT-3.2%
The Bank of New York
   3.25%, 1/03/06 ..........................       3,473        3,473,000
                                                           --------------

                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------

FEDERAL AGENCIES-17.6%
Federal Home Loan Bank
   0.00%, 1/11/06 ..........................   $   7,650   $    7,642,977
Federal Home Loan Mortgage Corp.
   0.00%, 3/03/06 ..........................       2,490        2,472,615
Federal National Mortgage Association
   0.00%, 2/10/06 ..........................       8,945        8,905,347
                                                           --------------
                                                               19,020,939
                                                           --------------
Total Short-Term Investments
   (cost $22,490,022) ......................                   22,493,939
                                                           --------------
TOTAL INVESTMENTS-118.0%
   (cost $127,252,232) .....................                  127,476,804
Other assets less
   liabilities-(18.0%) .....................                  (19,432,056)
                                                           --------------
NET ASSETS-100%                                            $  108,044,748
                                                           ==============

INTEREST RATE SWAP CONTRACT (see Note D)

                                                     Rate Type
                                            ----------------------------
                                               Payments       Payments
    Swap          Notional    Termination       made by      received by    Unrealized
 Counterparty      Amount        Date          the Fund       the Fund     Appreciation
---------------------------------------------------------------------------------------
Lehman Brothers   3,505,000    11/02/07     3 month LIBOR+     4.814%        $ 1,168

+     LIBOR - London Interbank Offered Rate

--------------------------------------------------------------------------------
(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate market value of these securities amounted to $ 3,142,201 or 2.9% of net assets.

(b)   Variable rate coupon, rate shown as of December 31, 2005.

(c) Floating rate security. Stated interest rate was in effect at December 31, 2005.

(d) The coupon on this security varies along with its rating. For each rating downgrade by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.125%. The security is currently rated Baa1/A-.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2005.

      Glossary of Terms:

      TBA-To Be Assigned-Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

      TIPS-Treasury Inflation Protected Security

      See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $127,252,232) ...  $ 127,476,804
   Cash ......................................................        429,274
   Unrealized appreciation of interest rate swap contract ....          1,168
   Receivable for investment securities sold .................      2,736,153
   Interest receivable .......................................        787,957
   Receivable for capital stock sold .........................        185,495
                                                                -------------
   Total assets ..............................................    131,616,851
                                                                -------------
LIABILITIES
   Payable for investment securities purchased ...............     23,408,599
   Advisory fee payable ......................................         41,459
   Distribution fee payable ..................................          5,238
   Payable for capital stock redeemed ........................          1,325
   Transfer agent fee payable ................................             57
   Accrued expenses ..........................................        115,425
                                                                -------------
   Total liabilities .........................................     23,572,103
                                                                -------------
NET ASSETS ...................................................  $ 108,044,748
                                                                =============
COMPOSITION OF NET ASSETS
   Capital stock, at par .....................................  $       9,158
   Additional paid-in capital ................................    104,276,676
   Undistributed net investment income .......................      3,967,681
   Accumulated net realized loss on investment transactions ..       (434,507)
   Net unrealized appreciation of investments ................        225,740
                                                                -------------
                                                                $ 108,044,748
                                                                =============
Class A Shares
   Net assets ................................................  $  83,328,441
                                                                =============
   Shares of capital stock outstanding .......................      7,048,779
                                                                =============
   Net asset value per share .................................  $       11.82
                                                                =============
Class B Shares
   Net assets ................................................  $  24,716,307
                                                                =============
   Shares of capital stock outstanding .......................      2,109,289
                                                                =============
   Net asset value per share .................................  $       11.72
                                                                =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2005     AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest ..................................................  $   4,877,289
                                                                -------------
EXPENSES
   Advisory fee ..............................................        537,925
   Distribution fee--Class B .................................         64,906
   Custodian .................................................        142,096
   Administrative ............................................         75,250
   Audit .....................................................         41,750
   Printing ..................................................         32,334
   Legal .....................................................          5,123
   Directors' fees ...........................................          1,000
   Transfer agency ...........................................            794
   Miscellaneous .............................................          9,136
                                                                -------------
   Total expenses ............................................        910,314
                                                                -------------
   Net investment income .....................................      3,966,975
                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized loss on investment transactions ..............       (344,511)
   Net change in unrealized appreciation/depreciation of:
     Investments .............................................     (1,397,453)
     Swap contracts ..........................................          1,168
                                                                -------------
   Net loss on investment transactions .......................     (1,740,796)
                                                                -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................  $   2,226,179
                                                                =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                             Year Ended       Year Ended
                                                                            December 31,     December 31,
                                                                                2005             2004
                                                                           -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ................................................  $   3,966,975    $   3,304,692
   Net realized gain (loss) on investment transactions ..................       (344,511)       3,528,992
   Net change in unrealized appreciation/depreciation of investments ....     (1,396,285)      (1,779,525)
                                                                           -------------    -------------
   Net increase in net assets from operations ...........................      2,226,179        5,054,159
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A ............................................................     (2,754,338)      (3,152,959)
     Class B ............................................................       (705,193)        (649,285)
   Net realized gain on investment transactions
     Class A ............................................................     (2,609,373)      (3,170,573)
     Class B ............................................................       (726,434)        (695,663)
CAPITAL STOCK TRANSACTIONS
   Net decrease .........................................................    (15,673,115)     (20,274,658)
                                                                           -------------    -------------
   Total decrease .......................................................    (20,242,274)     (22,888,979)
NET ASSETS
   Beginning of period ..................................................    128,287,022      151,176,001
                                                                           -------------    -------------
   End of period (including undistributed net investment income
     of $3,967,681 and $3,438,692, respectively) ........................  $ 108,044,748    $ 128,287,022
                                                                           =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The AllianceBernstein U.S. Government/High Grade Securities Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek high current income consistent with preservation of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .60% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

                                            Purchases           Sales
                                         ---------------   ---------------
Investment securities (excluding U.S.
   government securities) .............  $    43,548,199   $    35,033,735
U.S. government securities ............      540,815,638       558,134,114

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost ...................................................   $   127,296,867
                                                           ===============
Gross unrealized appreciation ..........................   $     1,072,525
Gross unrealized depreciation ..........................          (892,588)
                                                           ---------------
Net unrealized appreciation ............................   $       179,937
                                                           ===============

1. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

In accordance with Financial Accounting Standards Board Statement No. 133, the Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a compontent of net change in unrealized appreciation/depreciation of investments.

2. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2005, the Portfolio had no securities on loan.

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                       --------------------------  ---------------------------
                              SHARES                        AMOUNT
                       --------------------------  ---------------------------
                        Year Ended    Year Ended    Year Ended     Year Ended
                       December 31,  December 31,  December 31,   December 31,
                           2005          2004          2005           2004
                       ------------  ------------  ------------   ------------
Class A
Shares sold .........       372,822       239,148  $  4,471,948   $  2,928,780
Shares issued in
  reinvestment of
  dividends and
  distributions .....       453,782       540,011     5,363,710      6,323,532
Shares redeemed .....    (2,125,694)   (2,721,343)  (25,485,309)   (33,760,737)
                       ------------  ------------  ------------   ------------
Net decrease ........    (1,299,090)   (1,942,184) $(15,649,651)  $(24,508,425)
                       ============  ============  ============   ============
Class B
Shares sold .........       449,657       712,222  $  5,373,478   $  8,734,874
Shares issued in
  reinvestment of
  dividends and
  distributions .....       122,049       115,645     1,431,628      1,344,947
Shares redeemed .....      (575,530)     (478,061)   (6,828,570)    (5,846,054)
                       ------------  ------------  ------------   ------------
Net increase
  (decrease) ........        (3,824)      349,806  $    (23,464)  $  4,233,767
                       ============  ============  ============   ============

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                   2005          2004
                                                -----------  -----------
Distributions paid from:
   Ordinary income ...........................  $ 5,187,497  $ 6,121,986
   Net long-term capital gains ...............    1,607,841    1,546,494
                                                -----------  -----------
Total taxable distributions ..................    6,795,338    7,668,480
                                                -----------  -----------
Total distributions paid .....................  $ 6,795,338  $ 7,668,480
                                                ===========  ===========

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income .............................  $ 3,970,863
Accumulated capital and other losses ......................     (389,872)(a)
Unrealized appreciation/(depreciation) ....................      177,923(b)
                                                             -----------
Total accumulated earnings/(deficit) ......................  $ 3,758,914
                                                             ===========

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $13,456, all of which expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended December 31, 2005, the Portfolio deferred to January 1, 2006, post October capital losses of $376,416.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences, primarily due to tax treatment of paydown gains/losses and the tax treatment of dividends distributed, resulted in an increase in undistributed net investment income, and an increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE J: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, openend retail funds until December 31, 2008; and

      (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  -----------------------------------------------------------
                                                                                             CLASS A
                                                                  -----------------------------------------------------------
                                                                                    Year Ended December 31,
                                                                  -----------------------------------------------------------
                                                                    2005        2004           2003       2002       2001(a)
                                                                  --------   ---------      ---------   ---------   ---------
Net asset value, beginning of period ..........................   $  12.28   $   12.56      $   12.54   $   12.00   $   11.68
                                                                  --------   ---------      ---------   ---------   ---------
Income From Investment Operations
Net investment income (b) .....................................        .41         .32(c)         .26         .42         .57
Net realized and unrealized gain (loss) on investment
   transactions ...............................................       (.17)        .12            .23         .49         .33
                                                                  --------   ---------      ---------   ---------   ---------
Net increase in net asset value from operations ...............        .24         .44            .49         .91         .90
                                                                  --------   ---------      ---------   ---------   ---------
Less: Dividends and Distributions
Dividends from net investment income ..........................       (.36)       (.36)          (.37)       (.37)       (.58)
Distributions from net realized gain on investment
   transactions ...............................................       (.34)       (.36)          (.10)         -0-         -0-
                                                                  --------   ---------      ---------   ---------   ---------
Total dividends and distributions .............................       (.70)       (.72)          (.47)       (.37)       (.58)
                                                                  --------   ---------      ---------   ---------   ---------
Net asset value, end of period ................................   $  11.82   $   12.28      $   12.56   $   12.54   $   12.00
                                                                  ========   =========      =========   =========   =========
Total Return
Total investment return based on net asset value (d) ..........       1.98%       3.77%          3.88%       7.79%       7.88%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .....................   $ 83,329   $ 102,543      $ 129,194   $ 164,265   $ 104,635
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ................        .71%        .68%           .77%        .82%        .89%
   Expenses, before waivers and reimbursements ................        .71%        .78%           .77%        .82%        .89%
   Net investment income ......................................       3.37%       2.46%(c)       2.10%       3.49%       4.86%
Portfolio turnover rate .......................................        529%        662%           748%        551%        259%

--------------------------------------------------------------------------------
See footnote summary on page 25.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  -----------------------------------------------------------
                                                                                             CLASS B
                                                                  -----------------------------------------------------------
                                                                                    Year Ended December 31,
                                                                  -----------------------------------------------------------
                                                                    2005        2004           2003       2002       2001(a)
                                                                  --------   ---------      ---------   ---------   ---------
Net asset value, beginning of period ..........................   $  12.18   $   12.47      $   12.47   $   11.94   $   11.64
                                                                  --------   ---------      ---------   ---------   ---------
Income From Investment Operations
Net investment income (b) .....................................        .38         .28(c)         .24         .39         .55
Net realized and unrealized gain (loss) on investment
   transactions ...............................................       (.17)        .13            .21         .49         .31
                                                                  --------   ---------      ---------   ---------   ---------
Net increase in net asset value from operations ...............        .21         .41            .45         .88         .86
                                                                  --------   ---------      ---------   ---------   ---------
Less: Dividends and Distributions
Dividends from net investment income ..........................       (.33)       (.34)          (.35)       (.35)       (.56)
Distributions from net realized gain on investment
   transactions ...............................................       (.34)       (.36)          (.10)         -0-         -0-
                                                                  --------   ---------      ---------   ---------   ---------
Total dividends and distributions .............................       (.67)       (.70)          (.45)       (.35)       (.56)
                                                                  --------   ---------      ---------   ---------   ---------
Net asset value, end of period ................................   $  11.72   $   12.18      $   12.47   $   12.47   $   11.94
                                                                  ========   =========      =========   =========   =========
Total Return
Total investment return based on net asset value (d) ..........       1.75%       3.52%          3.61%       7.54%       7.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .....................   $ 24,716   $  25,744      $  21,982   $  10,602   $   7,031
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ................        .96%        .93%          1.03%       1.07%       1.14%
   Expenses, before waivers and reimbursements ................        .96%       1.03%          1.03%       1.07%       1.14%
   Net investment income ......................................       3.14%       2.19%(c)       1.89%       3.25%       4.61%
Portfolio turnover rate .......................................        529%        662%           748%        551%        259%

--------------------------------------------------------------------------------
(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.03 and $.03, increase net realized and unrealized gain on investments per share by $.03 and $.03, and decrease the ratio of net investment income to average net assets from 5.11% to 4.86% and 4.86% to 4.61%, respectively.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein U.S. Government/High Grade Securities Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein U.S. Government/High Grade Securities Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein U.S. Government/High Grade Securities Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

New York, New York
February 6, 2006

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
RESULTS OF SHAREHOLDER MEETING
(unaudited)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein U.S. Government/High Grade Securities Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                             Voted For    Withheld Authority
                                             -----------   ------------------
      Ruth Block                             340,957,741       10,273,156
      David H. Dievler                       340,333,752       10,897,144
      John H. Dobkin                         340,541,359       10,689,538
      Michael J. Downey                      340,895,582       10,335,314
      William H. Foulk, Jr.                  340,477,311       10,753,585
      D. James Guzy                          340,313,267       10,917,629
      Marc O. Mayer                          340,857,320       10,373,576
      Marshall C. Turner, Jr.                340,480,301       10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                              Voted For       Voted Against      Abstained   Broker Non-Votes
                                             -----------   ------------------   ----------   ----------------
                                             329,393,925        7,649,880       14,187,089          0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                              Voted For       Voted Against      Abstained   Broker Non-Votes
                                             -----------   ------------------   ----------   ----------------
3.A.  Diversification                          7,289,147          150,910          194,735          0

3.B.  Issuing Senior Securities
      and Borrowing Money                      7,220,320          233,041          181,431          0

3.C.  Underwriting Securities                  7,303,075          146,148          185,569          0

3.D.  Concentration of Investments             7,309,311          144,803          180,678          0

3.E.  Real Estate and Companies that
      Deal in Real Estate                      7,294,676          158,322          181,794          0

3.F.  Commodities, Commodity Contracts
      and Futures Contracts                    7,273,794          158,322          202,676          0

3.G.  Loans                                    7,273,915          151,495          209,381          0

3.H.  Joint Securities Trading Accounts        7,273,456          160,448          200,888          0

3.I.  Exercising Control                       7,323,735          119,037          192,020          0

3.J.  Other Investment Companies               7,245,656          202,013          187,123          0

3.L.  Purchases of Securities on Margin        7,259,621          210,108          165,063          0

3.M.  Short Sales                              7,205,689          257,544          171,558          0

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
RESULTS OF SHAREHOLDER MEETING
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                              Voted For       Voted Against      Abstained   Broker Non-Votes
                                             -----------   ------------------   ----------   ----------------
3.N.  Pledging, Hypothecating,
      Mortgaging, or Otherwise
      Encumbering Assets                       7,255,414         216,512           162,867          0

3.O.  Illiquid or Restricted Securities        7,263,780         196,340           174,673          0

3.S.  65% Investment Limitations               7,319,338         148,438           167,016          0

3.V.  Purchasing Voting or Other
      Securities of Issuers                    7,250,617         200,406           183,769          0

3.W.  Repurchase Agreements                    7,266,833         166,845           201,114          0

3.Y.  Acquisitions of Certain Preferred
      Stock and Debt Securities                7,263,126         199,903           171,763          0

3.Z.  Investments in Government
      Securities Consistent with Internal
      Revenue Code Requirements                7,306,752         158,270           169,770          0

4.A.  The reclassification of the
      Portfolio's fundamental investment
      objective as non-fundamental with
      no change to the investment objective.   7,253,301         183,377           198,114          0

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO             AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and
   Independent Compliance Officer
Alison M. Martier(2), Vice President
Greg J. Wilensky(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Investment Grade Fixed Income Team. Ms. Alison Martier and Mr. Greg Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO             AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                 PORTFOLIOS
                                                                                   IN FUND          OTHER
     NAME, ADDRESS,                               PRINCIPAL                        COMPLEX      DIRECTORSHIPS
     DATE OF BIRTH                              OCCUPATION(S)                    OVERSEEN BY       HELD BY
    (YEAR ELECTED*)                          DURING PAST 5 YEARS                  DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +              Executive Vice President of Alliance                   106      SCB Partners Inc.;
1345 Avenue of the Americas   Capital Management Corporation ("ACMC")                             SCB, Inc.
New York, NY 10105            since 2001 and Chairman of the Board of
10/2/57                       AllianceBernstein Investment Research and
(2005)                        Management, Inc. ("ABIRM") since 2000;
                              prior thereto, Chief Executive Officer of
                              Sanford C. Bernstein & Co., LLC (institutional
                              research and brokerage arm of Bernstein & Co.
                              LLC ("SCB & Co.")) and its predecessor
                              since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, **  Investment adviser and an independent                  108             None
2 Sound View Drive            consultant. He was formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had been
Chairman of the Board         associated since prior to 2001. He was formerly
9/7/32                        Deputy Comptroller and Chief Investment
(1990)                        Officer of the State of New York and, prior
                              thereto, Chief Investment Officer of the
                              New York Bank for Savings.

Ruth Block, #, ***            Formerly Executive Vice President and Chief            106             None
500 SE Mizner Blvd.           Insurance Officer of The Equitable Life
Boca Raton, FL 33432          Assurance Society of the United States;
11/7/30                       Chairman and Chief Executive Officer of Evlico
(1992)                        (insurance); Director of Avon, BP (oil and gas),
                              Ecolab Incorporated (specialty chemicals),
                              Tandem Financial Group and Donaldson,
                              Lufkin & Jenrette Securities Corporation;
                              Governor at Large, National Association of
                              Securities Dealers, Inc.

David H. Dievler, #           Independent consultant. Until December 1994,           107             None
P.O. Box 167                  he was Senior Vice President of ACMC
Spring Lake, NJ 07762         responsible for mutual fund administration. Prior
10/23/29                      to joining ACMC in 1984, he was Chief Financial
(1990)                        Officer of Eberstadt Asset Management since 1968.
                              Prior to that, he was a Senior Manager at Price
                              Waterhouse & Co. Member of American Institute
                              of Certified Public Accountants since 1953.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                                 PORTFOLIOS
                                                                                   IN FUND             OTHER
     NAME, ADDRESS,                               PRINCIPAL                        COMPLEX         DIRECTORSHIPS
     DATE OF BIRTH                              OCCUPATION(S)                    OVERSEEN BY          HELD BY
    (YEAR ELECTED*)                          DURING PAST 5 YEARS                  DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin, #             Consultant. Formerly President of Save Venice,         106             None
P.O. Box 12                   Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504           Senior Advisor from June 1999-June 2000
2/19/42                       and President of Historic Hudson Valley (historic
(1992)                        preservation) from December 1989-May 1999.
                              Previously, Director of the National Academy
                              of Design and during 1988-1992, Director and
                              Chairman of the Audit Committee of ACMC.

Michael J. Downey, #          Consultant since January 2004. Formerly                106      Asia Pacific Fund, Inc.,
c/o Alliance Capital          managing partner of Lexington Capital, LLC                        and The Merger Fund
Management L.P.               (investment advisory firm) from December 1997
1345 Avenue of the            until December 2003. Prior thereto, Chairman and
Americas                      CEO of Prudential Mutual Fund Management
New York, NY 10105            from 1987 to 1993.
Attn: Philip L.
Kirstein
1/26/44
(2005)

D. James Guzy, #              Chairman of  the Board of PLX Technology               106      Intel Corporation (semi-
P.O. Box 128                 (semi-conductors) and of SRC Computers Inc.,                        conductors); Cirrus
Glenbrook, NV 89413           with which he has been associated since prior                   Logic Corporation (semi-
3/7/36                        to 2001. He is also President of the Arbor                        conductors); Novellus
(2005)                        Company (private family investments).                              Corporation (semi-
                                                                                                conductor equipment);
                                                                                                   Micro Component
                                                                                                  Technology (semi-
                                                                                                conductor equipment);
                                                                                                 the Davis Selected
                                                                                                  Advisors Group of
                                                                                                  Mutual Funds; and
                                                                                                    LogicVision

Marshall C. Turner, Jr., #    CEO of Toppan Photomasks, Inc.                         106      Toppan Photomasks, Inc.;
220 Montgomery Street         (semiconductor manufacturing services),                             the George Lucas
Penthouse 10                  Austin, Texas, from 2003 to present, and                        Educational Foundation;
San Francisco, CA 94104-3402  President since company acquired in                             and Chairman of the Board
10/10/41                      2005, and name changed from DuPont                                of the Smithsonian's
(2005)                        Photomasks. Prior to the company's sale                            National Museum of
                              in 2005, he was Chairman and CEO. He                                 Natural History
                              has also been Principal of Turner Venture
                              Associates since 1993.

--------------------------------------------------------------------------------
*     There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**    Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO             AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*     PRINCIPAL POSITION(S)                       PRINCIPAL OCCUPATION
AND DATE OF BIRTH      HELD WITH FUND                            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
Marc O. Mayer        President and Chief    See biography above.
10/2/57              Executive Officer

Philip L. Kirstein   Senior Vice President  Senior Vice President and Independent Compliance
5/29/45              and Independent        Officer of the AllianceBernstein Funds, with which he
                     Compliance Officer     has been associated since October 2004. Prior thereto,
                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                            from October 2003 to October 2004, and General
                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                            since prior to 2001 until March 2003.

Alison M. Martier    Vice President         Senior Vice President of ACMC**, with which she has
1/29/57                                     been associated since prior to 2001, and Director of U.S.
                                            Core Fixed Income.

Greg J. Wilensky     Vice President         Vice President of ACMC**, with which he has been
4/27/67                                     associated since prior to 2001, and Director of Stable
                                            Value Investments.

Emilie D. Wrapp      Secretary              Senior Vice President, Assistant General Counsel
11/13/55                                    and Assistant Secretary of ABIRM**, with
                                            which she has been associated since prior to 2001.

Mark D. Gersten      Treasurer and Chief    Senior Vice President of Alliance Global Investor
10/4/50              Financial Officer      Services, Inc. ("AGIS")** and Vice President of
                                            ABIRM**, with which he has been associated since
                                            prior to 2001.

Thomas R. Manley     Controller             Vice President of ACMC**, with which he has been
8/3/51                                      associated since prior to 2001.

--------------------------------------------------------------------------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AGIS, ABIRM and SCB & Co. are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
CONTINUANCE DISCLOSURE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein U.S. Government/High Grade Securities Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

      1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

      2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

      5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;


      7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

      8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

      9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

      10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

      11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

      12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

      13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

      14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific prof-

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

itability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 13 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 19 funds in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods, and as compared to the Lehman Brothers U.S. Aggregate Index (the "Index") for periods ended September 30, 2005 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (September 1992 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in all periods reviewed. The comparative information showed that the Portfolio outperformed the Index in the 1- and 3-year periods and underperformed the Index in all other periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 45 basis points was slightly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 5 basis points and that as a result the Adviser's total compensation from the Portfolio pursuant to the Advisory Agreement was somewhat higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was materially higher than the medians for the Expense Group and the Expense Universe. The directors noted that the Portfolio's expense ratio was affected by its relatively modest size (the Portfolio's net asset value was approximately $116 million as of September 30, 2005). The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advi-

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------


sory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein U.S. Government / High Grade Securities Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

      1. Management fees charged to institutional and other clients of the Adviser for like services.

      2. Management fees charged by other mutual fund companies for like services.

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

      4. Profit margins of the Adviser and its affiliates from supplying such services.

      5.    Possible economies of scale as the Fund grows larger.

      6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                          Advisory Fee
                      Based on % of Average
Category                 Daily Net Assets                      Fund
--------------------------------------------------------------------------------
Low Risk Income     45 bp on 1st $2.5 billion         U.S. Government/High Grade
                    40 bp on next $2.5 billion        Securities Portfolio
                    35 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain legal, accounting, clerical, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                     As a %
                                                                   of average
Fund                                               Amount       daily net assets
--------------------------------------------------------------------------------
U.S. Government/High Grade                        $ 69,000           0.05%
Securities Portfolio

--------------------------------------------------------------------------------
(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Set forth below are the Fund's latest fiscal year end gross expense ratios.

Fund                                         Gross Expense Ratio     Fiscal Year
--------------------------------------------------------------------------------
U.S. Government / High Grade                    Class A 0.78%        December 31
Securities Portfolio                            Class B 1.03%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                       Net Assets                             Effective Alliance
                        09/30/05    Alliance Institutional       Institutional
Fund                     ($MIL)         Fee Schedule             Advisory Fee
--------------------------------------------------------------------------------
U.S. Government /      $115.5      U.S. Core High Grade            0.269%
High Grade Securities              Schedule
Portfolio                          40 bp on 1st $20m
                                   25 bp on next $80m
                                   20 bp on next $100m
                                   15 bp on the balance
                                   minimum account size $20m

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund that invests in fixed income securities:

Asset Class                                             Fee(3)
--------------------------------------------------------------------------------
Fixed Income                                            0.65%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

--------------------------------------------------------------------------------
(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                          Effective         Lipper
                                          Management         Group
Fund                                         Fee            Median       Rank
--------------------------------------------------------------------------------
U.S. Government / High Grade                0.450           0.460        5/13
Securities Portfolio

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                           Lipper     Lipper  Lipper      Lipper
                              Expense     Universe   Universe  Group      Group
Fund                        Ratio (%)(7)  Median (%)   Rank   Median (%)   Rank
--------------------------------------------------------------------------------
U.S. Government / High         0.678       0.598      13/19    0.598       9/13
Grade Securities Portfolio

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

--------------------------------------------------------------------------------
(4) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)   Most recent fiscal year end Class A share total expense ratio.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

Fund                                                    12b-1 Fee Received
--------------------------------------------------------------------------------
U.S. Government / High Grade Securities Portfolio            $60,942

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                             Adviser
                                                           Payments to
Fund                                                          ABIRM
--------------------------------------------------------------------------------
U.S. Government / High Grade Securities Portfolio            $33,488

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

--------------------------------------------------------------------------------
(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the relative to its LipFund(9) per Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

U.S. Government High Grade Securities Portfolio                Group    Universe
--------------------------------------------------------------------------------
1 year                                                         11/13     16/19
3 year                                                         11/13     16/19
5 year                                                         11/13     16/19
10 year                                                        12/13     16/19

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(12) versus its benchmark(13).

                                      Periods Ending September 30, 2005
                                           Annualized Performance
--------------------------------------------------------------------------------
Fund                            1 Year  3 Year  5 Year  10 Year  Since Inception
--------------------------------------------------------------------------------
U.S. Government High Grade
Securities Portfolio             2.52     3.63   5.82    5.75         5.70
Lehman Brothers Government
Bond Index                       2.47     2.85   6.28    6.34         6.40

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

--------------------------------------------------------------------------------
(9)   The performance rankings are for the Class A shares of the Fund.

(10)  The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(12)  The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

                     (This page left intentionally blank.)

                     (This page left intentionally blank.)

                     (This page left intentionally blank.)




-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Variable Products Series Fund, Inc.


Annual Report

December 31, 2005


>  AllianceBernstein Money Market Portfolio





INVESTMENT PRODUCTS OFFERED

> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.




MONEY MARKET PORTFOLIO
FUND EXPENSES
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                          BEGINNING             ENDING
                                        ACCOUNT VALUE        ACCOUNT VALUE        EXPENSES PAID          ANNUALIZED
MONEY MARKET PORTFOLIO                  JULY 1, 2005       DECEMBER 31, 2005      DURING PERIOD*      EXPENSE RATIO*
---------------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                     $1,000              $1,014.03              $5.08                1.00%
Hypothetical (5% return before
  expenses)                                $1,000              $1,020.16              $5.09                1.00%

CLASS B
ACTUAL                                     $1,000              $1,012.74              $6.39                1.26%
Hypothetical (5% return before
  expenses)                                $1,000              $1,018.85              $6.41                1.26%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


1


MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                              PRINCIPAL
                                                 AMOUNT
COMPANY                                            (000)    U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE OBLIGATIONS-4.8%
HBOS Treasury
   4.328%, 1/17/06                              $ 1,500     $  1,500,002
Sigma Finance, Inc.
   4.27%, 7/25/06                                 1,200        1,200,615

Total Corporate Obligations
   (amortized cost $2,700,617)                                 2,700,617

COMMERCIAL PAPER-80.9%
Amstel Funding LLC
   4.38%, 3/15/06                                 1,000          991,118
Bank of America
   4.33%, 2/08/06                                 2,500        2,488,574
Bank of Ireland
   4.34%, 2/27/06                                   800          794,503
Barclays Bank Plc
   4.185%, 1/19/06                                2,500        2,494,769
Bear Stearns
   4.04%, 1/10/06                                   900          899,091
BNP Paribas Finance, Inc.
   4.29%, 2/02/06                                 2,300        2,291,229
Caisse Nationale
   4.28%, 1/24/06                                 1,000          997,266
CBA Delaware, Inc.
   4.035%, 1/09/06                                1,000          999,103
Citigroup Global Markets
   4.29% 2/06/06                                  2,300        2,290,133
Danske Corp.
   4.28% 1/30/06                                  1,000          996,552
Fortis Funding LLC
   4.10% 1/04/06                                    900          899,692
Fountain Square Funding
   4.30% 2/07/06                                  2,300        2,289,835
Galaxy Funding
   4.31%, 2/03/06                                 2,300        2,290,913
General Electric Corp.
   4.12%, 1/03/06                                 2,600        2,599,405
ING Funding LLC
   4.24%, 2/01/06                                 1,000          996,349
Jupiter Corp.
   4.34%, 2/10/06                                 2,300        2,288,909
Metlife, Inc.
   4.39%, 3/13/06                                   900          892,208
Network Rail
   4.17%, 2/02/06                                 2,600        2,590,363
Newport Funding Corp.
   4.06%, 1/18/06                                 1,000          998,083
Nordea Bank
   4.25%, 1/31/06                                   800          797,170
Old Line Funding
   4.23%, 1/12/06                                   900          898,837
Prudential Plc
   4.26%, 1/17/06                                 2,300        2,295,645
Rabobank USA Finance Corp.
   4.00%, 1/03/06                                 1,200        1,199,733
Santander
   4.18%, 1/20/06                                 1,000          997,794
Societe Generale
   4.34%, 2/22/06                                 1,000          993,731
The Goldman Sachs Group, Inc.
   4.30%, 1/20/06                                   900          897,957
Toyota Motor Credit Corp.
   4.32%, 2/13/06                                 2,300        2,288,132
UBS Finance
   4.19%, 1/03/06                                 2,300        2,299,465
Variable Funding
   4.39%, 3/22/06                                   900          891,220
Westpac Banking Corp.
   4.27%, 2/06/06                                   800          796,299

Total Commercial Paper
   (amortized cost $45,444,078)                               45,444,078

CERTIFICATES OF DEPOSIT-15.2%
Banko Bilbao Vizcaya
   4.43%, 3/16/06                                 1,000        1,000,000
Bank of Montreal
   4.16%, 1/09/06                                   900          900,000
Calyon NY
   4.32%, 2/28/06                                 2,300        2,300,000
Canadian Imperial Bank
   4.23%, 1/30/06                                   800          800,000
Credit Suisse First Boston
   4.30%, 1/23/06                                   800          800,000
Depfa Bank
   4.38%, 2/14/06                                 1,000        1,000,000
Dexia
   4.39%, 2/22/06                                   900          900,000
Toronto Dominion Bank
   4.29%, 1/24/06                                   800          800,000

Total Certificates of Deposit
   (amortized cost $8,500,000)                                 8,500,000

TOTAL INVESTMENTS-100.9%
   (cost $56,644,695)                                         56,644,695
Other assets less liabilities-(0.9%)                            (496,748)

NET ASSETS-100%                                             $ 56,147,947


See Notes to Financial Statements.


2


MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


ASSETS
   Investments in securities, at value (cost $56,644,695)         $ 56,644,695
   Cash                                                                 22,634
   Receivable for capital stock sold                                   267,476
   Interest receivable                                                  40,075
   Total assets                                                     56,974,880

LIABILITIES
   Payable for capital stock redeemed                                  619,130
   Dividends payable                                                   144,342
   Advisory fee payable                                                 21,476
   Distribution fee payable                                              5,196
   Transfer agent fee payable                                               65
   Accrued expenses                                                     36,724
   Total liabilities                                                   826,933

NET ASSETS                                                         $56,147,947

COMPOSITION OF NET ASSETS
   Capital stock, at par                                           $    56,149
   Additional paid-in capital                                       56,092,257
   Accumulated net realized loss on investment transactions               (459)
                                                                  ------------
                                                                  $ 56,147,947

CLASS A SHARES
   Net assets                                                     $ 30,369,729
   Shares of capital stock outstanding                              30,368,516
   Net asset value per share                                      $       1.00

CLASS B SHARES
   Net assets                                                     $ 25,778,218
   Shares of capital stock outstanding                              25,780,509
   Net asset value per share                                      $       1.00


See Notes to Financial Statements.


3


MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


INVESTMENT INCOME
   Interest                                                       $  2,051,770

EXPENSES
   Advisory fee                                                        284,954
   Distribution fee--Class B                                            65,764
   Custodian                                                           146,439
   Administrative                                                       75,250
   Audit                                                                39,760
   Printing                                                             25,788
   Legal                                                                 9,114
   Directors' fees                                                       1,000
   Transfer agency                                                         794
   Miscellaneous                                                         9,254
   Total expenses                                                      658,117
   Net investment income                                             1,393,653

REALIZED LOSS ON INVESTMENT TRANSACTIONS
   Net realized loss on investment transactions                           (209)

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  1,393,444


See Notes to Financial Statements.


4


MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                YEAR ENDED        YEAR ENDED
                                                DECEMBER 31,      DECEMBER 31,
                                                    2005              2004
                                                ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income                        $  1,393,653      $    498,380
   Net realized loss on investment
      transactions                                      (209)             (250)
   Net increase in net assets from
      operations                                   1,393,444           498,130

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
   Net investment income
      Class A                                       (851,086)         (328,341)
      Class B                                       (542,837)         (170,039)
   Net realized gain on investment
      transactions
      Class A                                             -0-             (140)
      Class B                                             -0-             (130)

CAPITAL STOCK TRANSACTIONS
   Net decrease                                   (8,878,786)      (37,764,839)
   Total decrease                                 (8,879,265)      (37,765,359)

NET ASSETS
   Beginning of period                            65,027,212       102,792,571
   End of period (including undistributed
      net investment income of $0 and $0,
      respectively)                             $ 56,147,947      $ 65,027,212


See Notes to Financial Statements.


5


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Money Market Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Securities in which the Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

4. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

5. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .50% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2005.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

At December 31, 2005, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: CAPITAL STOCK

There are 2,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 1,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           29,869,578    28,338,237    $ 29,869,578    $ 28,338,237
Shares issued in
  reinvestment
  of dividends and
  distributions          851,086       328,481         851,086         328,481
Shares redeemed      (37,090,427)  (46,773,633)    (37,090,427)    (46,773,633)
Net decrease          (6,369,763)  (18,106,915)   $ (6,369,763)   $(18,106,915)

CLASS B
Shares sold           26,874,134    47,869,045    $ 26,874,134    $ 47,869,045
Shares issued in
  reinvestment
  of dividends and
  distributions          542,837       170,169         542,837         170,169
Shares redeemed      (29,925,994)  (67,697,138)    (29,925,994)    (67,697,138)
Net decrease          (2,509,023)  (19,657,924)   $ (2,509,023)   $(19,657,924)


7


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio's invests in highly-rated securities to minimize credit risk.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                    2005              2004
                                                 -----------       -----------
Distributions paid from:
   Ordinary income                               $ 1,393,923       $   498,650
Total distributions paid                         $ 1,393,923       $   498,650


As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $  (459)(a)
Total accumulated earnings/(deficit)                           $  (459)

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $459, of which $250 expires in the year 2012, and $209 which expires in 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.


During the current fiscal year, permanent differences due to a tax distribution, in excess of earnings, resulted in a net decrease to distribution in excess of net investment income and a corresponding decrease in additional paid in capital. These reclassifications have no effect on net assets.

NOTE H: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Com-


9


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


mission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


10


MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .02          .01(a)       .01          .01          .04

LESS: DIVIDENDS
Dividends from net investment income            (.02)        (.01)        (.01)        (.01)        (.04)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (b)                              2.35%         .71%         .53%        1.10%        3.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $30,370      $36,740      $54,847      $97,216     $128,700
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .93%         .69%         .66%         .68%         .63%
   Expenses, before waivers and
      reimbursements                             .93%         .73%         .66%         .68%         .63%
   Net investment income                        2.30%         .68%(a)      .55%        1.10%        3.55%


See footnote summary on page 12.


11


MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .02           -0-(a)(c)    -0-(c)      .01          .03

LESS: DIVIDENDS
Dividends from net investment income            (.02)          -0-(c)       -0-(c)     (.01)        (.03)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (b)                              2.10%         .46%         .28%         .85%        3.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $25,778      $28,287      $47,946      $52,316      $49,161
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                            1.19%         .94%         .91%         .93%         .90%
   Expenses, before waivers and
      reimbursements                            1.19%         .98%         .91%         .93%         .90%
   Net investment income                        2.06%         .41%(a)      .29%         .85%        2.60%


(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)  Amount is less than $.01 per share.


12


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP

New York, New York
February 6, 2006


13


MONEY MARKET PORTFOLIO
RESULTS OF SHAREHOLDER MEETING
(UNAUDITED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.-AllianceBernstein Money Market Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                             VOTED FOR     WITHHELD AUTHORITY
                                            -----------    ------------------
       Ruth Block                           340,957,741        10,273,156
       David H. Dievler                     340,333,752        10,897,144
       John H. Dobkin                       340,541,359        10,689,538
       Michael J. Downey                    340,895,582        10,335,314
       William H. Foulk, Jr.                340,477,311        10,753,585
       D. James Guzy                        340,313,267        10,917,629
       Marc O. Mayer                        340,857,320        10,373,576
       Marshall C. Turner, Jr.              340,480,301        10,750,596


2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                             VOTED FOR     VOTED AGAINST     ABSTAINED     BROKER NON-VOTES
                                           ------------    -------------   ------------    ----------------
                                            329,393,925      7,649,880      14,187,089            0


3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:


                                             VOTED FOR     VOTED AGAINST     ABSTAINED     BROKER NON-VOTES
                                           ------------    -------------   ------------    ----------------
3.A.   Diversification                       51,216,121        734,164       3,335,388            0

3.B.   Issuing Senior Securities             51,146,029        804,256       3,335,388            0
       and Borrowing Money

3.C.   Underwriting Securities               51,145,675        804,610       3,335,388            0

3.D. Concentration of Investments            51,153,970        793,015       3,338,688            0

3.E.   Real Estate and Companies             51,138,827        808,531       3,338,315            0
       that Deal in Real Estate

3.F.   Commodities, Commodity                51,148,368        801,521       3,335,784            0
       Contracts and Futures Contracts

3.G.   Loans                                 51,137,734        812,551       3,335,388            0

3.I.   Exercising Control                    51,142,473        797,345       3,345,854            0

3.J.   Other Investment Companies            51,133,265        804,022       3,348,386            0

3.K    Oil, Gas, and Other Types of          51,234,714        705,477       3,345,482            0
       Minerals or Mineral Leases

3.M.   Short Sales                           51,145,087        805,198       3,335,388            0

3.N.   Pledging, Hypothecating,              51,167,752        782,136       3,335,784            0
       Mortgaging, or Otherwise
       Encumbering Assets

3.O.   Illiquid or Restricted                51,148,578        801,310       3,335,784            0
       Securities

3.T.   Securities of Issuers in              51,157,730        792,159       3,335,784            0
       which Officers, Directors,
       or Partners Have an Interest


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                             VOTED FOR     VOTED AGAINST     ABSTAINED     BROKER NON-VOTES
                                           ------------    -------------   ------------    ----------------
3.U.   Option Transactions                   51,134,830        815,455       3,335,388            0

3.V.   Purchasing Voting or Other            51,173,013        804,256       3,308,404            0
       Securities of Issuers

3.W.   Repurchase Agreements                 51,181,915        795,727       3,308,031            0

3.X.   Securities with Maturities            51,196,093        781,549       3,308,031            0
       Greater than One Year

4.A.   The reclassification of the           51,129,308        847,961       3,308,404            0
       Portfolio's fundamental
       investment objective as
       non-fundamental with no
       change to the investment
       objective.


15


MONEY MARKET PORTFOLIO
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


BOARD OF DIRECTORS
WILLIAM H. FOULK, JR.(1), CHAIRMAN
MARC O. MAYER, PRESIDENT
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS
PHILIP L. KIRSTEIN, SENIOR VICE PRESIDENT AND INDEPENDENT COMPLIANCE OFFICER MARIA R. CONA(2), VICE PRESIDENT
JOSEPH C. DONA, VICE PRESIDENT
JASON MOSHOS(2),  VICE PRESIDENT
RAYMOND J. PAPERA(2), VICE PRESIDENT
EMILIE D. WRAPP, SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
THOMAS R. MANLEY, CONTROLLER

CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 TIMES SQUARE
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Money Market Investment Team. Ms. Maria R. Cona, Mr. Raymond Papera and Mr. Jason Moshos are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


16


MONEY MARKET PORTFOLIO
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


MANAGEMENT OF THE FUND


BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                       IN FUND              OTHER
  NAME, ADDRESS,                             PRINCIPAL                                 COMPLEX            DIRECTORSHIP
  DATE OF BIRTH                            OCCUPATION(S)                              OVERSEEN BY          HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                           DIRECTOR            DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
Marc O. Mayer, +                   Executive Vice President of Alliance Capital           106            SCB Partners,
1345 Avenue of the Americas        Management Corporation ("ACMC") since 2001                            Inc.; SCB, Inc.
New York, NY 10105                 and Chairman of the Board of AllianceBernstein
10/2/57                            Investment Research and Management, Inc.
(2005)                             ("ABIRM") since 2000; prior thereto, Chief
                                   Executive Officer of Sanford C. Bernstein &
                                   Co., LLC (institutional research and brokerage
                                   arm of Bernstein & Co. LLC ("SCB & Co."))
                                   and its predecessor since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, **       Investment adviser and an independent                  108            None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
CHAIRMAN OF THE BOARD              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief            106            None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico;
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson, Lufkin
                                   & Jenrette Securities Corporation; Governor
                                   at Large, National Association of Securities
                                   Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December 1994,           107            None
P.O. Box 167                       he was Senior Vice President of ACMC
Spring Lake, NJ 07762              responsible for mutual fund administration.
10/23/29                           Prior to joining ACMC in 1984, he was Chief
(1990)                             Financial Officer of Eberstadt Asset Management
                                   since 1968. Prior to that, he was a Senior Manager
                                   at Price Waterhouse & Co. Member of American
                                   Institute of Certified Public Accountants
                                   since 1953.

John H. Dobkin, #                  Consultant. Formerly President of Save Venice,         106            None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.


17


MONEY MARKET PORTFOLIO
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                                      PORTFOLIOS
                                                                                       IN FUND              OTHER
  NAME, ADDRESS,                             PRINCIPAL                                 COMPLEX            DIRECTORSHIP
  DATE OF BIRTH                            OCCUPATION(S)                              OVERSEEN BY          HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                           DIRECTOR            DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)
Michael J. Downey, #               Consultant since January 2004. Formerly                106            Asia Pacific Fund,
c/o Alliance Capital               managing partner of Lexington Capital, LLC                            Inc., and The Merger
Management L.P.                    (investment advisory firm) from December                              Fund
1345 Avenue of the Americas        1997 until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential Mutual
Attn: Philip L. Kirstein           Fund Management from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX Technology                106            Intel Corporation
P.O. Box 128                       (semi-conductors) and of SRC Computers Inc.,                          (semi-conductors);
Glenbrook, NV 89413                with which he has been associated since prior                         Cirrus Logic
3/7/36                             to 2001. He is also President of the Arbor                            Corporation (semi-
(2005)                             Company (private family investments).                                 conductors);
                                                                                                         Novellus
                                                                                                         Corporation (semi-
                                                                                                         conductor equipment);
                                                                                                         Micro Component
                                                                                                         Technology (semi-
                                                                                                         conductor equipment);
                                                                                                         the Davis Selected
                                                                                                         Advisors Group of
                                                                                                         Mutual Funds; and
                                                                                                         LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                  106            Toppan Photomasks,
220 Montgomery Street              conductor manufacturing services), Austin,                            Inc.; the George
Penthouse 10                       Texas, from 2003 to present, and President                            Lucas Educational
San Francisco, CA 94104-3402       since company acquired in 2005, and name                              Foundation; and
10/10/41                           changed from DuPont Photomasks. Prior to                              Chairman of the
(2005)                             the company's sale in 2005, he was Chairman                           Board of the
                                   and CEO. He has also been Principal of Turner                         Smithsonian's
                                   Venture Associates since 1993.                                        National Museum
                                                                                                         of Natural History


*    There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**   Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


18


MONEY MARKET PORTFOLIO
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*              PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and                 See biography above.
10/2/57                       Chief Executive
                              Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
5/29/45                       and Independent               Officer of the AllianceBernstein Funds, with which he
                              Compliance Officer            has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from 2003 to October 2004, and General Counsel of
                                                            Merrill Lynch Investment Managers, L.P. since prior to
                                                            2001 until March 2003.

Maria R. Cona                 Vice President                Vice President of ACMC**, with which she has been
1/30/55                                                     associated since prior to 2001.

Joseph C. Dona                Vice President                Senior Vice President of ACMC**, with which he has
2/12/61                                                     been associated since prior to 2001.

Jason Moshos                  Vice President                Assistant Vice President of ACMC**, with which he has
10/8/76                                                     been associated since prior to 2001.

Raymond J. Papera             Vice President                Senior Vice President of ACMC**, with which he has
3/12/56                                                     been associated since prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General Counsel and
11/13/55                                                    Assistant Secretary of ABIRM**, with which she has
                                                            been associated since prior to 2001.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global Investor
10/4/50                       Financial Officer             Services, Inc. ("AGIS")** and Vice President of
                                                            ABIRM**, with which he has been associated since
                                                            prior to 2001.
Thomas R. Manley              Controller                    Vice President of ACMC**, with which he has been
8/3/51                                                      associated since prior to 2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AGIS, ABIRM and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


19


MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

IN THIS DISCLOSURE, THE TERM "FUND" REFERS TO ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., AND THE TERM "PORTFOLIO" REFERS TO
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

   8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

   9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

   10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

   11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

   12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


20
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


   13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

   14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years.


21


MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 13 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 54 to 50 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's underperformance with the Adviser, which includes the impact of expenses, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's performance was understandable.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., money market securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 45 basis points was somewhat lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 8 basis points and that as a result the Adviser's total compensation from the Portfolio pursuant to the Advisory Agreement was somewhat higher than the Expense Group median. The directors noted that another fund advised by the Adviser has a similar investment objective yet pays a significantly lower advisory fee than the Portfolio. The directors also noted that the Portfolio's total expense ratio was significantly higher than the medians for the Expense Group and the Expense Universe. The directors noted that the Portfolio's relatively modest size (approximately $64 million as of September 30, 2005) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


23


MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Money Market Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services.

   2. Management fees charged by other mutual fund companies for like services.

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

   4. Profit margins of the Adviser and its affiliates from supplying such services.

   5.   Possible economies of scale as the Fund grows larger.

   6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS


The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                           ADVISORY FEE
                        BASED ON % OF AVERAGE
CATEGORY                  DAILY NET ASSETS                        FUND
-------------------------------------------------------------------------------
Low Risk Income       45 bp on 1st $2.5 billion          Money Market Portfolio
                      40 bp on next $2.5 billion
                      35 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                        AS A % OF AVERAGE
FUND                             AMOUNT                 DAILY NET ASSETS
-------------------------------------------------------------------------------
Money Market Portfolio           $69,000                     0.08%


Set forth below are the Fund's latest fiscal year end gross expense ratios.


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the board of directors on December 14, 2005 in accordance with the assurance of discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


24
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


FUND                            GROSS EXPENSE RATIO                FISCAL YEAR
-------------------------------------------------------------------------------
Money Market Portfolio          Class A  0.73%                     December 31
                                Class B  0.98%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The AllianceBernstein Exchange Reserves Fund, which the Adviser manages, has a similar investment style as the Fund. Set forth below is the advisory fee schedule of the fund:

                                                ADVISORY FEE BASED ON % OF
FUND                                             AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------------
Real Estate Investment Portfolio        First $1.25 billion               0.25%
                                        Next $0.25 billion                0.24%
                                        Next $0.25 billion                0.23%
                                        Next $0.25 billion                0.22%
                                        Next $1.0 billion                 0.21%
                                        Excess of $3.0 billion            0.20%


The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund that invests in fixed income securities:

ASSET CLASS                                                      FEE(3)
-------------------------------------------------------------------------------
Fixed Income                                                      0.65%


(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


25


MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                             EFFECTIVE             LIPPER
                             MANAGEMENT            GROUP
FUND                            FEE                MEDIAN                 RANK
-------------------------------------------------------------------------------
Money Market Portfolio        0.450                0.483                  5/13


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                     LIPPER       LIPPER    LIPPER      LIPPER
                      EXPENSE       UNIVERSE     UNIVERSE    GROUP      GROUP
FUND                RATIO (%)(7)    MEDIAN (%)    RANK      MEDIAN (%)  RANK
-------------------------------------------------------------------------------
Money Market Portfolio  0.692        0.531        51/54      0.549      13/13


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the eval-


(4) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)  Most recent fiscal year end Class A share total expense ratio.


26


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


uation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                     12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Money Market Portfolio                                       $102,508


The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                               ADVISER
                                                             PAYMENTS TO
FUND                                                            ABIRM
-------------------------------------------------------------------------------
Money Market Portfolio                                        $214,300


Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.


(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


27


MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

MONEY MARKET PORTFOLIO                                 GROUP          UNIVERSE
-------------------------------------------------------------------------------
1 year                                                 13/13             53/54
3 year                                                 13/13             53/54
5 year                                                 12/12             50/53
10 year                                                10/10             47/50


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(12) versus the Lipper Variable Money Market Average(13).

                                  PERIODS ENDING SEPTEMBER 30, 2005
                                        ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                           1 YEAR  3 YEAR  5 YEAR  10 YEAR  SINCE INCEPTION
-------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO          1.85    1.01    1.79    3.38           3.37
Lipper Variable Money Market    2.17    1.19    1.99    3.60           3.69
  Average/ # of funds


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(9)  The performance rankings are for the Class A shares of the Fund.

(10) The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(12) The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


28





[LOGO] ALLIANCEBERNSTEIN(R)
       Investment Research and Management

ANNUAL REPORT
--------------------------------------------------------------------------------

       AllianceBernstein
       Variable Products Series Fund, Inc.

                                              -----------------------------
                                                Annual Report

                                                        December 31, 2005
                                              -----------------------------

       > AllianceBernstein U.S. Large Cap Blended Style Portfolio

                           Investment Products Offered
                          -----------------------------
                            o  Are Not FDIC Insured
                            o  May Lose Value
                            o  Are Not Bank Guaranteed
                          -----------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

LETTER TO INVESTORS

February 8, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large-capitalization companies. In managing the Portfolio, Alliance Capital Management, L.P. ("Alliance") applies its proprietary portfolio optimization model to a selection of "growth" and "value" stocks identified through application of its fundamental Large Cap Growth and Large Cap Value investment disciplines. Through this process, Alliance seeks to construct a single, unified investment portfolio, efficiently diversified between the "growth" and "value" equity investment styles, which is optimized to provide the highest level of long-term return for a given level of risk. Normally, approximately 50% of the value of the Portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the one-year period ended December 31, 2005 and since the Portfolio's Class A shares inception on June 6, 2003.

For the annual reporting period ended December 31, 2005, the Portfolio strongly outperformed its benchmark. While both the value and growth components of the Portfolio contributed positively to relative performance during the period under review, the Portfolio benefited significantly from the stronger relative performance of the growth component of the Portfolio.

During the reporting period, security selection accounted for all of the Portfolio's relative outperformance while sector selection modestly detracted. Security selection was strongest in the technology sector where companies benefited from an acceleration in capital spending, and in health care where new products drove growth. The negative sector attribution came from underweighted positions in the technology and utilities sectors in the value component of the Portfolio.

MARKET REVIEW AND INVESTMENT STRATEGY

The S&P 500 Stock Index returned 4.91% in 2005, with most of the gain coming from energy stocks. Despite being the worst performing sector in the fourth quarter of 2005, energy stocks gained 31% for the year. These gains were driven by higher oil prices which boosted industry profits. Consumer discretionary and telecommunications stocks were the worst performing sectors for the year. In terms of style, the Russell 1000 Value Index edged out its growth counterpart, the Russell 1000 Growth Index, for the full year, even though growth outperformed for the last three consecutive quarters of 2005. The strength of value stocks during the first quarter, as well as the outperformance of the energy sector, which makes up a higher weight in the value index, contributed to value edging out growth for the year.

Valuations within the equity market, as measured by price/earnings ratios, are unusually compressed. As such, the Portfolio's management team (the "Team") sees reduced opportunity for value stocks. Because the value investment process explicitly targets portfolio risk to be proportional to the expected return, the Portfolio's active sector weights remain small. Additionally, its exposure to other risk factors, such as capitalization, is closer to the market and benchmark levels than usual. The Team continues to have a more aggressive stance for growth stocks, as it believes that the cyclical backdrop appears conducive to unwinding the anomalous under pricing of growth. In the Team's view, many growth stocks remain priced at levels that understate their growth prospects, creating opportunities to exploit through its disciplined research process.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
HISTORICAL PERFORMANCE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein U.S. Large Cap Blended Style Portfolio.

A Word About Risk

A limited percentage of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Portfolio allocates its investments between "growth" and "value" stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. The Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


--------------------------------------------------------------------------------

(Historical Performance continued on next page)

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)   AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                      --------------------------
                                                                               Returns
THE PORTFOLIO VS. ITS BENCHMARK                                       --------------------------
PERIODS ENDED DECEMBER 31, 2005                                       1 Year    Since Inception*
------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Blended Style Portfolio Class A      10.13%          11.43%
------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Blended Style Portfolio Class B       9.57%          10.46%
------------------------------------------------------------------------------------------------
S&P 500 Stock Index                                                    4.91%          11.51%
------------------------------------------------------------------------------------------------

* Since inception of the Portfolio's Class A shares on 6/6/03 and Class B shares on 5/2/03.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT
6/6/03* - 12/31/05

AllianceBernstein U.S. Large Cap Blended Style Portfolio Class A: $13,208 S&P 500 Stock Index: $13,226


                   AllianceBernstein U.S.
                     Large Cap Blended
                      Style Portfolio         S&P 500
                          Class A           Stock Index
                   ----------------------   -----------
6/6/03*                   $10,000             $10,000
12/31/03                  $10,960             $11,371
12/31/04                  $11,994             $12,607
12/31/05                  $13,208             $13,226

*     Since inception of the Portfolio's Class A shares on 6/6/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Blended Style Portfolio Class A shares (from 6/6/03* to 12/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


--------------------------------------------------------------------------------

See Historical Performance and Benchmark disclosures on previous page.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FUND EXPENSES                    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Beginning            Ending
                                                Account Value       Account Value        Expenses Paid        Annualized
U.S. Large Cap Blended Style                    July 1, 2005      December 31, 2005     During Period*      Expense Ratio*
---------------------------------------------  ---------------   -------------------   -----------------    ---------------
Class A
Actual.......................................    $   1,000          $   1,106.15           $   6.32            1.19%
Hypothetical (5% return before
  expenses)..................................    $   1,000          $   1,019.21           $   6.06            1.19%

Class B
Actual.......................................    $   1,000          $   1,101.79           $   7.68            1.45%
Hypothetical (5% return before
  expenses)..................................    $   1,000          $   1,017.90           $   7.38            1.45%


--------------------------------------------------------------------------------

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPANY                                    U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         $     449,360            2.7%
General Electric Co.                            441,630            2.6
Google, Inc. Cl.A                               431,454            2.6
Apple Computer, Inc.                            402,584            2.4
Citigroup, Inc.                                 388,239            2.3
Yahoo!, Inc.                                    383,964            2.3
QUALCOMM, Inc.                                  383,412            2.3
The Procter & Gamble Co.                        370,432            2.2
Halliburton Co.                                 328,388            2.0
Genentech, Inc.                                 328,374            1.9
                                          -------------           -----
                                          $   3,907,837           23.3%
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR                                    U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Finance                                   $   4,030,134           24.1%
Technology                                    2,779,225           16.6
Consumer Services                             2,443,649           14.6
Health Care                                   2,341,105           14.0
Energy                                        1,700,920           10.2
Consumer Staples                              1,316,614            7.9
Capital Goods                                   629,216            3.7
Utilities                                       439,954            2.6
Aerospace & Defense                             305,919            1.8
Consumer Manufacturing                          164,255            1.0
Transportation                                  153,272            0.9
Basic Industry                                  143,779            0.8
Multi-Industry Companies                         78,575            0.5
                                          -------------          ------
Total Investments*                           16,526,617           98.7
Cash and receivables, net of liabilities        211,335            1.3
                                          -------------          ------
Net Assets                                $  16,737,952          100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

*     Excludes short-term investments

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COUNTRY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
United States                             $  14,807,122           88.5%
Bermuda                                         495,036            2.9
Switzerland                                     328,430            2.0
Israel                                          270,963            1.6
Cayman Islands                                  228,340            1.3
Other**                                         396,726            2.4
                                          -------------          ------
Total Investments*                           16,526,617           98.7
Cash and receivables, net of liabilities        211,335            1.3
                                          -------------          ------
Net Assets                                $  16,737,952          100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

*     Excludes short-term investments

** The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Canada, Finland, France, Japan, Netherlands, Norway, Panama, Singapore, Sweden and United Kingdom.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                    Shares       U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 98.7%

FINANCE - 24.1%
BANKING - MONEY
   CENTER - 3.4%
JPMorgan Chase & Co. ..........              7,800    $      309,582
UBS AG (Switzerland)...........              1,000            95,150
Wachovia Corp. ................              3,000           158,580
                                                      --------------
                                                             563,312
                                                      --------------

BANKING - REGIONAL - 4.4%
Bank of America Corp. .........              6,400           295,360
Huntington Bancshares, Inc. ...              2,000            47,500
KeyCorp........................                600            19,758
Mellon Financial Corp. ........              2,000            68,500
National City Corp. ...........              2,000            67,140
Northern Trust Corp. ..........              1,500            77,730
PNC Financial Services
   Group.......................                400            24,732
SunTrust Banks, Inc. ..........                800            58,208
Wells Fargo & Co. .............              1,400            87,962
                                                      --------------
                                                             746,890
                                                      --------------

BROKERAGE & MONEY
   MANAGEMENT - 6.2%
Federated Investors, Inc. .....              1,000            37,040
Franklin Resources, Inc. ......              2,000           188,020
Legg Mason, Inc................              1,350           161,582
Lehman Brothers
   Holdings, Inc...............                500            64,085
Merrill Lynch & Co., Inc. .....              3,600           243,828
Morgan Stanley.................              2,100           119,154
The Goldman Sachs Group,
   Inc. .......................              1,550           197,951
Waddell & Reed Financial,
   Inc. .......................              1,000            20,970
                                                      --------------
                                                           1,032,630
                                                      --------------

INSURANCE - 6.2%
Ace Ltd. (Cayman Islands)......              1,750            93,520
AFLAC, Inc.....................              1,300            60,346
American International Group,
   Inc. .......................              4,550           310,446
Genworth Financial, Inc. ......              1,700            58,786
MetLife, Inc...................              1,500            73,500
RenaissanceRe Holdings Ltd.
   (Bermuda)...................                800            35,288
The Allstate Corp. ............                250            13,518
The Chubb Corp. ...............                700            68,355
The Hartford Financial Services
   Group, Inc. ................                900            77,301
The Progressive Corp. .........                500            58,390
The St. Paul Travelers
   Cos., Inc. .................              2,000            89,340
Torchmark Corp. ...............                600            33,360
Willis Group Holdings Ltd. ....                800            29,552
XL Capital Ltd. ...............                600            40,428
                                                      --------------
                                                           1,042,130
                                                      --------------

MORTGAGE BANKING - 1.1%
Fannie Mae.....................              2,000            97,620
Freddie Mac....................              1,200            78,420
                                                      --------------
                                                             176,040
                                                      --------------

MISCELLANEOUS - 2.8%
Citigroup, Inc. ...............              8,000           388,239
MBIA, Inc. ....................                500            30,080
U.S. Bancorp...................              1,700            50,813
                                                      --------------
                                                             469,132
                                                      --------------
                                                           4,030,134
                                                      --------------

TECHNOLOGY - 16.6%
COMMUNICATION
   EQUIPMENT - 5.7%
ADC Telecommunications,
   Inc. (a)....................              1,300            29,042
Corning, Inc. (a)..............             12,000           235,920
Crown Castle International
   Corp. (a)...................              1,700            45,747
Juniper Networks, Inc. (a).....             11,400           254,220
Nokia Oyj (ADR) (Finland)......                600            10,980
QUALCOMM, Inc. ................              8,900           383,412
                                                      --------------
                                                             959,321
                                                      --------------

COMMUNICATION
   SERVICES - 0.1%
American Tower Corp.
   Cl.A (a)....................                400            10,840
                                                      --------------

COMPUTER HARDWARE/
   STORAGE -3.5%
Apple Computer, Inc. (a).......              5,600           402,584
EMC Corp. (a)..................              1,100            14,982
Hewlett-Packard Co. ...........              5,700           163,191
                                                      --------------
                                                             580,757
                                                      --------------

COMPUTER
   PERIPHERALS - 0.7%
Network Appliance, Inc. (a)....              4,100           110,700
                                                      --------------

COMPUTER SERVICES - 0.4%
Electronic Data Systems
   Corp........................              2,700            64,908
                                                      --------------

CONTRACT
   MANUFACTURING - 0.8%
Celestica, Inc. (Canada) (a)...              2,200            23,232
Cooper Industries Ltd. Cl.A
   (Bermuda)...................                300            21,900
Flextronics International Ltd.
   (Singapore) (a).............              3,100            32,364
Sanmina-SCI Corp. (a)..........              3,000            12,780
Solectron Corp. (a)............             11,800            43,188
                                                      --------------
                                                             133,464
                                                      --------------

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                    Shares       U.S. $ Value
--------------------------------------------------------------------
SEMI-CONDUCTOR
   CAPITAL EQUIPMENT - 0.1%
Agere Systems, Inc. (a)........              2,100    $       27,090
                                                      --------------

SEMI-CONDUCTOR
   COMPONENTS - 4.1%
Broadcom Corp. (a).............              6,275           295,866
Intel Corp. ...................              1,600            39,936
Marvell Technology Group
   Ltd. (Bermuda) (a)..........              4,700           263,623
Texas Instruments, Inc. .......              2,700            86,589
                                                      --------------
                                                             686,014
                                                      --------------

SOFTWARE - 1.0%
Electronic Arts, Inc. (a)......              2,500           130,775
Microsoft Corp. ...............              1,600            41,840
                                                      --------------
                                                             172,615
                                                      --------------

MISCELLANEOUS - 0.2%
Avnet, Inc. (a)................              1,400            33,516
                                                      --------------
                                                           2,779,225
                                                      --------------

CONSUMER
   SERVICES - 14.6%
APPAREL - 0.3%
Jones Apparel Group, Inc. .....              1,500            46,080
                                                      --------------

BROADCASTING &
   CABLE - 2.0%
Comcast Corp.
   Special Cl.A (a)............              2,800            71,932
The E.W. Scripps Co. ..........              2,100           100,842
Time Warner, Inc. .............              8,300           144,752
Viacom, Inc. Cl.B..............                350            11,410
                                                      --------------
                                                             328,936
                                                      --------------

ENTERTAINMENT/
   LEISURE - 0.4%
Carnival Corp. (Panama)........              1,000            53,470
The Walt Disney Co. ...........                600            14,382
                                                      --------------
                                                              67,852
                                                      --------------

PRINTING &
   PUBLISHING - 0.2%
The Interpublic Group of Cos.,
   Inc. (a)....................              3,200            30,880
                                                      --------------

RESTAURANT &
   LODGING - 1.0%
McDonald's Corp. ..............              3,200           107,904
Starbucks Corp. (a)............              2,000            60,020
                                                      --------------
                                                             167,924
                                                      --------------

RETAIL - GENERAL
   MERCHANDISE - 5.6%
eBay, Inc. (a).................              6,900           298,425
Limited Brands, Inc. ..........              1,900            42,465
Lowe's Cos., Inc. .............              3,650           243,309
Office Depot, Inc. (a).........              2,300            72,220
Target Corp. ..................              5,200           285,844
                                                      --------------
                                                             942,263
                                                      --------------

TOYS - 0.2%
Mattel, Inc. ..................              2,800            44,296
                                                      --------------

MISCELLANEOUS - 4.9%
Google, Inc. Cl.A (a)..........              1,040           431,454
Yahoo!, Inc. (a)...............              9,800           383,964
                                                             815,418
                                                      --------------
                                                           2,443,649
                                                      --------------

HEALTH CARE - 14.0%
BIOTECHNOLOGY - 3.6%
Amgen, Inc. (a)................              1,900           149,834
Genentech, Inc. (a)............              3,550           328,374
Gilead Sciences, Inc. (a)......              2,300           121,049
                                                      --------------
                                                             599,257
                                                      --------------

DRUGS - 3.8%
Eli Lilly & Co. ...............                800            45,272
Merck & Co., Inc. .............              3,600           114,516
Pfizer, Inc. ..................              8,700           202,884
Teva Pharmaceutical Industries
   Ltd. (ADR) (Israel).........              6,300           270,963
                                                      --------------
                                                             633,635
                                                      --------------

MEDICAL PRODUCTS - 2.6%
Alcon, Inc. (Switzerland)......              1,800           233,280
St. Jude Medical, Inc. (a).....              3,925           197,035
                                                      --------------
                                                             430,315
                                                      --------------

MEDICAL SERVICES - 4.0%
Caremark Rx, Inc. (a)..........              1,900            98,401
Medco Health Solutions,
   Inc. (a)....................                425            23,715
Tenet Healthcare Corp. (a).....              2,200            16,852
UnitedHealth Group, Inc. ......              4,275           265,649
WellPoint, Inc. (a)............              3,425           273,281
                                                      --------------
                                                             677,898
                                                      --------------
                                                           2,341,105
                                                      --------------

ENERGY - 10.2%
DOMESTIC
   INTEGRATED - 0.5%
Occidental Petroleum Corp. ....                900            71,892
                                                      --------------

INTERNATIONAL - 4.1%
BP p.l.c. (ADR)
   (United Kingdom)............                600            38,532
ChevronTexaco Corp. ...........              2,700           153,279
Exxon Mobil Corp. .............              8,000           449,360
Total, SA (ADR) (France).......                350            44,240
                                                      --------------
                                                             685,411
                                                      --------------

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Company                                    Shares       U.S. $ Value
--------------------------------------------------------------------
OIL SERVICE - 5.0%
ENSCO International, Inc. .....              1,200    $       53,220
GlobalSantaFe Corp.
   (Cayman Islands)............              2,800           134,820
Halliburton Co. ...............              5,300           328,388
Nabors Industries Ltd.
   (Bermuda) (a)...............              2,300           174,225
Noble Corp. ...................                600            42,324
Rowan Cos., Inc. ..............              1,200            42,768
Schlumberger Ltd.
   (Netherlands)...............                650            63,148
                                                      --------------
                                                             838,893
                                                      --------------

MISCELLANEOUS - 0.6%
ConocoPhillips.................              1,800           104,724
                                                      --------------

                                                           1,700,920
                                                      --------------

CONSUMER
   STAPLES - 7.9%
BEVERAGES- 0.8%
PepsiCo, Inc. .................                800            47,264
The Coca-Cola Co. .............              1,975            79,612
                                                      --------------
                                                             126,876
                                                      --------------

FOOD - 1.0%
Del Monte Foods Co. (a)........              2,000            20,860
General Mills, Inc. ...........              1,200            59,184
Kellogg Co. ...................              1,000            43,220
Kraft Foods, Inc. .............                275             7,739
Unilever NV
   (ADR) (Norway)..............                600            41,190
                                                      --------------
                                                             172,193
                                                      --------------

HOUSEHOLD
   PRODUCTS - 2.9%
Kimberly-Clark Corp. ..........              1,000            59,650
The Clorox Co. ................                900            51,201
The Procter & Gamble Co. ......              6,400           370,432
                                                      --------------
                                                             481,283
                                                      --------------

RETAIL - FOOD &
   DRUG - 1.9%
Safeway, Inc. .................              2,400            56,784
SUPERVALU, Inc. ...............              1,100            35,728
The Kroger Co. (a).............              3,100            58,528
Walgreen Co. ..................              1,800            79,668
Whole Foods Market, Inc. ......              1,200            92,868
                                                      --------------
                                                             323,576
                                                      --------------

TOBACCO - 1.3%
Altria Group, Inc. ............              2,300           171,856
UST, Inc. .....................              1,000            40,830
                                                      --------------
                                                             212,686
                                                      --------------
                                                           1,316,614
                                                      --------------

CAPITAL GOODS - 3.7%
ELECTRICAL
   EQUIPMENT - 0.6%
Arrow Electronics, Inc. (a)....              1,200            38,436
Emerson Electric Co. ..........                350            26,145
Johnson Controls, Inc. ........                600            43,746
                                                      --------------
                                                             108,327
                                                      --------------

MACHINERY - 0.5%
Eaton Corp. ...................                700            46,963
Ingersoll-Rand Co., Ltd. ......                800            32,296
                                                      --------------
                                                              79,259
                                                      --------------

MISCELLANEOUS - 2.6%
General Electric Co. ..........             12,600           441,630
                                                      --------------
                                                             629,216
                                                      --------------

UTILITIES - 2.6%
ELECTRIC & GAS
   UTILITY - 0.5%
Entergy Corp. .................                900            61,785
Northeast Utilities............              1,400            27,566
                                                      --------------
                                                              89,351
                                                      --------------
TELEPHONE UTILITY- 2.1%
AT&T, Inc. ....................              2,700            66,123
BellSouth Corp. ...............              1,000            27,100
Sprint Corp. (FON Group).......              4,700           109,792
Verizon Communications,
   Inc. .......................              4,900           147,588
                                                      --------------
                                                             350,603
                                                      --------------
                                                             439,954
                                                      --------------

AEROSPACE &
   DEFENSE - 1.8%
AEROSPACE- 1.8%
Goodrich Corp. ................              1,000            41,100
Northrop Grumman Corp. ........                900            54,099
The Boeing Co. ................              3,000           210,720
                                                      --------------
                                                             305,919
                                                      --------------

CONSUMER
   MANUFACTURING - 1.0%
AUTO & RELATED- 1.0%
Autoliv, Inc. (Sweden).........              1,000            45,420
Cooper Tire & Rubber Co. ......                700            10,724
Lear Corp. ....................                800            22,768
Magna International, Inc. Cl.A
   (Canada)....................                250            17,995
SPX Corp. .....................                900            41,193
Toyota Motor Corp. (ADR)
   (Japan).....................                250            26,155
                                                      --------------
                                                             164,255
                                                      --------------

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                         Shares or
                                         Principal
                                          Amount
Company                                    (000)        U.S. $ Value
--------------------------------------------------------------------
TRANSPORTATION - 0.9%
RAILROAD- 0.7%
CSX Corp. .....................              1,300    $       66,001
Norfolk Southern Corp. ........              1,000            44,830
                                                      --------------
                                                             110,831
                                                      --------------

MISCELLANEOUS-0.2%
BorgWarner, Inc. ..............                700            42,441
                                                      --------------
                                                             153,272
                                                      --------------

BASIC
   INDUSTRY - 0.8%

CHEMICALS- 0.6%
E.I. du Pont de Nemours
   & Co. ......................                600            25,500
PPG Industries, Inc. ..........                900            52,110
The Lubrizol Corp..............                700            30,401
                                                      --------------
                                                             108,011
                                                      --------------

CONTAINERS- 0.2%
Owens-Illinois, Inc. (a).......              1,700            35,768
                                                      --------------
                                                             143,779
                                                      --------------

MULTI-INDUSTRY
   COMPANIES- 0.5%
Crane Co. .....................                700            24,689
Textron, Inc. .................                700            53,886
                                                      --------------
                                                              78,575
                                                      --------------

Total Common Stocks
   (cost $13,904,992)..........                           16,526,617
                                                      --------------

SHORT-TERM
   INVESTMENT - 1.9%
TIME DEPOSIT- 1.9%
The Bank of New York
   3.25%, 1/03/06
   (cost $309,000).............          $     309           309,000
                                                      --------------
TOTAL
   INVESTMENTS - 100.6%
   (cost $14,213,992)..........                           16,835,617
Other assets less
   liabilities- (0.6%).........                              (97,665)
                                                      --------------
NET ASSETS - 100%..............                       $   16,737,952
                                                      ==============


--------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary:
      ADR - American Depositary Receipt

      See Notes to Financial Statements.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $14,213,992) ..............  $ 16,835,617
   Cash ................................................................           752
   Receivable for investment securities sold ...........................        63,314
   Receivable due from Adviser .........................................        16,590
   Dividends and interest receivable ...................................        14,077
                                                                          ------------
   Total assets ........................................................    16,930,350
                                                                          ------------

LIABILITIES
   Payable for investment securities purchased .........................        96,931
   Payable for capital stock redeemed ..................................        26,643
   Distribution fee payable ............................................         3,601
   Transfer agent fee payable ..........................................            53
   Accrued expenses ....................................................        65,170
                                                                          ------------
   Total liabilities ...................................................       192,398
                                                                          ------------
NET ASSETS .............................................................  $ 16,737,952
                                                                          ------------
COMPOSITION OF NET ASSETS
   Capital stock, at par ...............................................  $      1,288
   Additional paid-in capital ..........................................    13,425,644
   Accumulated net realized gain on investment transactions ............       689,395
   Net unrealized appreciation of investments ..........................     2,621,625
                                                                          ------------
                                                                          $ 16,737,952
                                                                          ============
Class A Shares
   Net assets ..........................................................  $     10,537
                                                                          ============
   Shares of capital stock outstanding .................................       802.569
                                                                          ============
   Net asset value per share ...........................................  $      13.13
                                                                          ============
Class B Shares
   Net assets ..........................................................  $ 16,727,415
                                                                          ============
   Shares of capital stock outstanding .................................     1,287,312
                                                                          ============
   Net asset value per share ...........................................  $      12.99
                                                                          ============


--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2005     AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,037)..................  $    220,927
   Interest.............................................................         1,061
                                                                          ------------
   Total investment income..............................................       221,988
                                                                          ------------
EXPENSES
   Advisory fee.........................................................       106,596
   Distribution fee -- Class B..........................................        38,890
   Custodian............................................................       109,491
   Administrative.......................................................        75,250
   Audit ...............................................................        41,750
   Printing.............................................................        38,618
   Legal ...............................................................         4,129
   Directors' fees......................................................         1,000
   Transfer agency......................................................           794
   Miscellaneous........................................................         5,680
                                                                          ------------
   Total expenses.......................................................       422,198
   Less: expenses waived and reimbursed by the Adviser (see Note B).....      (186,521)
                                                                          ------------
   Net expenses.........................................................       235,677
                                                                          ------------
   Net investment loss..................................................       (13,689)
                                                                          ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
   Net realized gain on investment transactions.........................       937,920
   Net change in unrealized appreciation/depreciation of investments....       597,831
                                                                          ------------
   Net gain on investment transactions..................................     1,535,751
                                                                          ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................  $  1,522,062
                                                                          ============


--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF CHANGES
IN NET ASSETS                    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                             Year Ended            Year Ended
                                                                            December 31,          December 31,
                                                                                2005                  2004
                                                                          -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income (loss).........................................  $         (13,689)    $          49,901
   Net realized gain (loss) on investment transactions..................            937,920              (218,290)
   Net change in unrealized appreciation/depreciation of investments....            597,831             1,539,867
                                                                          -----------------     -----------------
   Net increase in net assets from operations...........................          1,522,062             1,371,478

DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
      Class A...........................................................             (5,706)               (1,200)
      Class B...........................................................            (43,625)               (8,902)

CAPITAL STOCK TRANSACTIONS
   Net increase (decrease)..............................................         (1,419,021)            7,626,418
                                                                          -----------------     -----------------
   Total increase.......................................................             53,710             8,987,794

NET ASSETS
   Beginning of period..................................................         16,684,242             7,696,448
                                                                          -----------------     -----------------
   End of period (including undistributed net investment income
      of $0 and $47,157, respectively)..................................  $      16,737,952     $      16,684,242
                                                                          =================     =================


--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2005                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .95% of

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

the first $5 billion, .90% of the next $2.5 billion, .85% of the next $2.5 billion and .80% of the excess over $10 billion of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2005, the Adviser waived fees in the amount of $111,271.

Effective January 1, 2004 through September 6, 2004, in connection with the Adviser's settlement with the New York Attorney General's Office ("NYAG") the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $75,250 for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005, amounted to $16,256, of which $3,991 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 were as follows:

                                                                      Purchases          Sales
                                                                     ------------     ------------
Investment securities (excluding U.S. government securities).....    $ 13,018,492     $ 14,770,851
U.S. government securities.......................................             -0-              -0-

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost.............................................................   $      14,241,920
                                                                    =================
Gross unrealized appreciation....................................   $       2,872,105
Gross unrealized depreciation....................................            (278,408)
                                                                    -----------------
Net unrealized appreciation......................................   $       2,593,697
                                                                    =================

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                    --------------------------------      -----------------------------------
                                                 SHARES                                 AMOUNT
                                    --------------------------------      -----------------------------------
                                      Year Ended        Year Ended          Year Ended          Year Ended
                                     December 31,      December 31,        December 31,        December 31,
                                         2005              2004                2005                2004
                                    ---------------   --------------      ---------------     ---------------
Class A
Shares issued in reinvestment
   of dividends...................             482               109      $         5,706     $         1,200
Shares redeemed...................         (99,788)              -0-          (1,242,557)                 -0-
                                    --------------    --------------      ---------------     ---------------
Net increase (decrease)...........         (99,306)              109      $    (1,236,851)    $         1,200
                                    ==============    ==============      ===============     ===============
Class B
Shares sold.......................         183,494           879,931      $     2,184,593     $     9,659,236
Shares issued in reinvestment
   of dividends...................           3,716               812               43,625               8,902
Shares redeemed...................        (202,505)         (183,519)          (2,410,388)         (2,042,920)
                                    --------------    --------------      ---------------     ---------------
Net increase (decrease)...........         (15,295)          697,224      $      (182,170)    $     7,625,218
                                    ==============    ==============      ===============     ===============

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk -- Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk -- In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Porfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                            2005                  2004
                                      ---------------     ---------------
Distributions paid from:
   Ordinary income................    $        49,331     $        10,102
                                      ---------------     ---------------

Total taxable distributions.......             49,331              10,102
                                      ---------------     ---------------
Total distributions paid..........    $        49,331     $        10,102
                                      ===============     ===============

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income...................    $    154,041
Undistributed long-term capital gains...........         563,282
Unrealized appreciation/(depreciation)..........       2,593,697(a)
                                                    ------------
Total accumulated earnings/(deficit)............    $  3,311,020
                                                    ============

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, the Portfolio utilized capital loss carryforwards of $187,067.

During the current fiscal year, permanent differences, primarily due to net operating losses and the tax character of distributions, resulted in a decrease in accumulated net investment losses, and a decrease in accumulated net realized gain on investment transactions. These reclassifications had no effect on net assets.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

      (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS            AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    --------------------------------------------
                                                                                      CLASS A
                                                                    --------------------------------------------
                                                                                                      June 6,
                                                                     Year Ended     Year Ended      2003(a) to
                                                                    December 31,   December 31,    December 31,
                                                                        2005           2004            2003
                                                                    ------------   -------------   -------------
Net asset value, beginning of period..............................  $      11.98   $       10.96   $       10.00
                                                                    ------------   -------------   -------------
Income From Investment Operations
Net investment income (b)(c)......................................           .02             .06             .03
Net realized and unrealized gain on investment transactions.......          1.19             .97             .93
                                                                    ------------   -------------   -------------
Net increase in net asset value from operations...................          1.21            1.03             .96
                                                                    ------------   -------------   -------------
Less: Dividends

Dividends from net investment income..............................          (.06)           (.01)            -0-
                                                                    ------------   -------------   -------------
Net asset value, end of period....................................  $      13.13   $       11.98   $       10.96
                                                                    ============   =============   =============
Total Return
Total investment return based on net asset value (d)..............         10.13%           9.43%           9.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).........................  $         11   $       1,200   $       1,096
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....................          1.19%           1.20%           1.20%(e)
   Expenses, before waivers and reimbursements....................          2.29%           2.67%           6.65%(e)
   Net investment income (c)......................................           .15%            .55%            .45%(e)
Portfolio turnover rate...........................................            80%             42%             13%


--------------------------------------------------------------------------------

See footnote summary on page 23.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    --------------------------------------------
                                                                                      CLASS B
                                                                    --------------------------------------------
                                                                                                      May 2,
                                                                     Year Ended     Year Ended      2003(f) to
                                                                    December 31,   December 31,    December 31,
                                                                        2005           2004            2003
                                                                    ------------   -------------   -------------
Net asset value, beginning of period..............................  $      11.89   $       10.90   $       10.00
                                                                    ------------   -------------   -------------
Income From Investment Operations
Net investment income (loss) (b)(c)...............................          (.01)            .04             .01
Net realized and unrealized gain on investment transactions.......          1.14             .96             .89
                                                                    ------------   -------------   -------------
Net increase in net asset value from operations...................          1.13            1.00             .90
                                                                    ------------   -------------   -------------
Less: Dividends

Dividends from net investment income..............................          (.03)           (.01)            -0-
                                                                    ------------   -------------   -------------
Net asset value, end of period....................................  $      12.99   $       11.89   $       10.90
                                                                    ============   =============   =============
Total Return
Total investment return based on net asset value (d)..............          9.57%           9.16%           9.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).........................  $     16,727   $      15,485   $       6,600
Ratio to average net assets of:

   Expenses, net of waivers and reimbursements....................          1.45%           1.45%           1.43%(e)
   Expenses, before waivers and reimbursements....................          2.59%           2.95%           8.25%(e)
   Net investment income (loss) (c)...............................          (.10)%           .37%            .27%(e)
Portfolio turnover rate...........................................            80%             42%             13%


--------------------------------------------------------------------------------

(a)   Commencement of distribution.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Commencement of operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein U.S. Large Cap Blended Style Portfolio

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein U.S. Large Cap Blended Style Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein U.S. Large Cap Blended Style Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

New York, New York
February 6, 2006

TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2005 qualifies for the corporate dividends received deduction.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                      Voted For        Withheld Authority
                                   ----------------   --------------------
      Ruth Block                       340,957,741            10,273,156
      David H. Dievler                 340,333,752            10,897,144
      John H. Dobkin                   340,541,359            10,689,538
      Michael J. Downey                340,895,582            10,335,314
      William H. Foulk, Jr.            340,477,311            10,753,585
      D. James Guzy                    340,313,267            10,917,629
      Marc O. Mayer                    340,857,320            10,373,576
      Marshall C. Turner, Jr.          340,480,301            10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                        Voted For        Voted Against       Abstained     Broker Non-Votes
                                     ----------------   ---------------   -------------  -------------------
                                       329,393,925           7,649,880      14,187,089                    0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                         Voted For       Voted Against       Abstained     Broker Non-Votes
                                     ----------------   ---------------   -------------  -------------------
3.A.  Diversification                    1,235,501                   0         146,059                    0

3.B.  Issuing Senior Securities          1,217,434              18,066         146,059                    0
      and Borrowing Money

3.C.  Underwriting Securities            1,217,434              18,066         146,059                    0

3.D.  Concentration of Investments       1,235,501                   0         146,059                    0

3.E.  Real Estate and Companies          1,217,434              18,066         146,059                    0
      that Deal in Real Estate

3.F.  Commodities, Commodity             1,235,501                   0         146,059                    0
      Contracts and Futures Contracts

3.G.  Loans                              1,217,434              18,066         146,059                    0

3.I.  Purchases of Securities on         1,217,434              18,066         146,059                    0
      Margin

3.N.  Pledging, Hypothecating,           1,217,434              18,066         146,059                    0
      Mortgaging, or Otherwise
      Encumbering Assets

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited) (continued)          AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                         Voted For       Voted Against      Abstained      Broker Non-Votes
                                     ----------------   ---------------   -------------  -------------------
4.A.  The reclassification of the        1,226,699               8,802         146,059                    0
      Portfolio's fundamental
      investment objective as
      non-fundamental with no change
      to the investment objective.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
    Independent Compliance Officer
Thomas J. Bardong, Vice President
Seth J. Masters(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and
    Chief Financial Officer
Thomas R. Manley, Controller

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

DISTRIBUTOR

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036


--------------------------------------------------------------------------------

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. Day-to-day responsibilities for coordinating the Portfolio's investments resides with Seth J. Masters, the Chief Investment Officer of the Blend Investment Policy Team.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                        IN FUND               OTHER
          NAME, ADDRESS,                                PRINCIPAL                       COMPLEX            DIRECTORSHIP
          DATE OF BIRTH                               OCCUPATION(S)                   OVERSEEN BY            HELD BY
         (YEAR ELECTED*)                           DURING PAST 5 YEARS                 DIRECTOR              DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                    Executive Vice President of Alliance                  106             SCB Partners,
1345 Avenue of the Americas         Capital Management Corporation                                       Inc.; SCB, Inc.
New York, NY 10105                  ("ACMC") since 2001 and Chairman of
10/2/57                             the Board of AllianceBernstein Investment
(2005)                              Research and Management, Inc. ("ABIRM")
                                    since 2000; prior thereto, Chief Executive
                                    Officer of Sanford C. Bernstein & Co., LLC
                                    (institutional research and brokerage arm
                                    of Bernstein & Co. LLC ("SCB & Co"))
                                    and its predecessor since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, **        Investment adviser and an independent                 108                  None
2 Sound View Drive                  consultant. He was formerly Senior Manager
Suite 100                           of Barrett Associates, Inc., a registered
Greenwich, CT 06830                 investment adviser, with which he had been
Chairman of the Board               associated since prior to 2001. He was formerly
9/7/32                              Deputy Comptroller and Chief Investment
(1990)                              Officer of the State of New York and, prior
                                    thereto, Chief Investment Officer of the
                                    New York Bank for Savings.

Ruth Block, #, ***                  Formerly Executive Vice President and Chief           106                  None
500 SE Mizner Blvd.                 Insurance Officer of The Equitable Life
Boca Raton, FL 33432                Assurance Society of the United States;
11/7/30                             Chairman and Chief Executive Officer of Evlico
(1992)                              (insurance); Director of Avon, BP (oil and gas),
                                    Ecolab Incorporated (specialty chemicals),
                                    Tandem Financial Group and Donaldson, Lufkin
                                    & Jenrette Securities Corporation; Governor
                                    at Large, National Association of Securities
                                    Dealers, Inc.

David H. Dievler, #                 Independent consultant. Until December                107                  None
P.O. Box 167                        1994, he was Senior Vice President of ACMC
Spring Lake, NJ 07762               responsible for mutual fund administration. Prior
10/23/29                            to joining ACMC in 1984, he was Chief Financial
(1990)                              Officer of Eberstadt Asset Management since 1968.
                                    Prior to that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member of American
                                    Institute of Certified Public Accountants
                                    since 1953.

John H. Dobkin, #                   Consultant. Formerly President of Save Venice,        106                  None
P.O. Box 12                         Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                 Senior Advisor from June 1999-June 2000
2/19/42                             and President of Historic Hudson Valley (historic
(1992)                              preservation) from December 1989-May 1999.
                                    Previously, Director of the National Academy
                                    of Design and during 1988-1992, Director and
                                    Chairman of the Audit Committee of ACMC.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

                                                                                      PORTFOLIOS
                                                                                        IN FUND                    OTHER
          NAME, ADDRESS,                                PRINCIPAL                       COMPLEX                DIRECTORSHIP
          DATE OF BIRTH                               OCCUPATION(S)                   OVERSEEN BY                 HELD BY
         (YEAR ELECTED*)                           DURING PAST 5 YEARS                 DIRECTOR                  DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Michael J. Downey, #                Consultant since January 2004. Formerly               106               Asia Pacific Fund,
c/o Alliance Capital                managing partner of Lexington Capital, LLC                             Inc., and The Merger
Management L.P.                     (investment advisory firm) from December 1997                                  Fund
1345 Avenue of the Americas         until December 2003. Prior thereto, Chairman
New York, NY 10105                  and CEO of Prudential Mutual Fund Management
Attn: Philip L. Kirstein            from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                    Chairman of the Board of PLX Technology               106                Intel Corporation
P.O. Box 128                        (semi-conductors) and of SRC Computers Inc.,                            (semi-conductors);
Glenbrook, NV 89413                 with which he has been associated since prior                        Cirrus Logic Corporation
3/7/36                              to 2001. He is also President of the Arbor                              (semi-conductors);
(2005)                              Company (private family investments).                                  Novellus Corporation
                                                                                                         (semi-conductor equipment);
                                                                                                              Micro Component
                                                                                                         Technology (semi-conductor
                                                                                                           equipment); the Davis
                                                                                                          Selected Advisors Group
                                                                                                           of Mutual Funds; and
                                                                                                                LogicVision

Marshall C. Turner, Jr., #          CEO of Toppan Photomasks, Inc. (semi-                 106               Toppan Photomasks,
220 Montgomery Street               conductor manufacturing services), Austin,                               Inc.; the George
Penthouse 10                        Texas, from 2003 to present, and President since                        Lucas Educational
San Francisco, CA 94104-3402        company acquired in 2005, and name changed                               Foundation; and
10/10/1941                          from DuPont Photomasks. Prior to the company's                           Chairman of the
(2005)                              sale in 2005, he was Chairman and CEO. He has                              Board of the
                                    also been Principal of Turner Venture Associates                          Smithsonian's
                                    since 1993.                                                             National Museum of
                                                                                                             Natural History


--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**    Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                    PRINCIPAL
 NAME, ADDRESS*                  POSITION(S) HELD                                 PRINCIPAL OCCUPATION
AND DATE OF BIRTH                   WITH FUND                                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                    President and Chief             See biography above.
10/2/57                          Executive Officer

Philip L. Kirstein               Senior Vice President           Senior Vice President and Independent Compliance
5/29/45                          and Independent                 Officer of the AllianceBernstein Funds, with which he
                                 Compliance Officer              has been associated since October 2004. Prior thereto,
                                                                 he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                                 from October 2003 to October 2004, and General
                                                                 Counsel of Merrill Lynch Investment Managers, L.P.
                                                                 since prior to 2001 until March 2003.

Thomas J. Bardong                Vice President                  Senior Vice President of ACMC**, with which he has
4/28/45                                                          been associated since prior to 2001.

Seth J. Masters                  Vice President                  Executive Vice President of ACMC** and Chief
6/4/59                                                           Investment Officer of Style Blend and Core Equity
                                                                 Services. He has also headed the US and Global Style
                                                                 Blend teams at ACMC** since 2002.

Emilie D. Wrapp                  Secretary                       Senior Vice President, Assistant General Counsel and
11/13/55                                                         Assistant Secretary of ABIRM**, with which she has
                                                                 been associated since prior to 2001.

Mark D. Gersten                  Treasurer and Chief             Senior Vice President of Alliance Global Investor
10/4/50                          Financial Officer               Services, Inc. ('AGIS')** and Vice President of
                                                                 ABIRM**, with which he has been associated since
                                                                 prior to 2001.

Thomas R. Manley                 Controller                      Vice President of ACMC**, with which he has been
8/3/51                                                           associated since prior to 2001.


--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AGIS, ABIRM and SCB & Co. are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800)227-4618 for a free prospectus or SAI.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
CONTINUANCE DISCLOSURE           AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein U.S. Large Cap Blended Style Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

      1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

      2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

      5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

      7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

      8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

      9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

      10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

      11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

      12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

U.S. LARGE CAP BLENDED STYLE PORTFOLIO                AllianceBernstein Variable
CONTINUANCE DISCLOSURE (continued)                          Products Series Fund
--------------------------------------------------------------------------------

      13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

      14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that in the Portfolio's latest fiscal year the Adviser had waived reimbursement payments from the Portfolio in light of the expense caps currently in effect for the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for May 1, 2003 (inception) to December 31, 2003 and calendar year 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors noted that the Adviser's relationship with the Portfolio was not profitable to it.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser's relationship with the Portfolio was not profitable to it in 2003 and 2004.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 13 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 70 funds in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-year period, and as compared to the Standard & Poor's 500 Stock Index (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1-year and since inception periods (June 2003 inception). The directors noted that in the Performance Group and Performance Universe comparisons, the Portfolio was in the 3rd and 2nd quintiles, respectively, in the one-year period. The comparative information showed that the Portfolio outperformed the Index in the YTD and 1-year periods and underperformed the Index in the since inception period. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO                AllianceBernstein Variable
CONTINUANCE DISCLOSURE (continued)                          Products Series Fund
--------------------------------------------------------------------------------

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee rate schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement and that application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly higher than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser is currently waiving its right to be reimbursed by the Portfolio for administrative expenses and that total compensation to the Adviser pursuant to the Portfolio's Advisory Agreement would be at a significantly higher rate than under the institutional fee schedule but for such waiver. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than those paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 65 basis points was materially lower than the Expense Group median. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 53 basis points had been waived by the Adviser. The directors also noted that the Portfolio's total expense ratio, which had been capped by the Adviser, was materially higher than the Expense Group median and significantly higher than the Expense Universe median. The directors noted that the Portfolio's expense ratio was affected by its relatively small size (the Portfolio's net asset value was approximately $17 million as of September 30, 2005). The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION    AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

      1. Management fees charged to institutional and other clients of the Adviser for like services.

      2. Management fees charged by other mutual fund companies for like services.

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

      4. Profit margins of the Adviser and its affiliates from supplying such services.

      5.    Possible economies of scale as the Fund grows larger.

      6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                   Advisory Fee
              Based on % of Average
Category         Daily Net Assets                        Fund
--------------------------------------------------------------------------------
Blend       65 bp on 1st $2.5 billion     U.S. Large Cap Blended Style Portfolio
            55 bp on next $2.5 billion
            50 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                  As a %
                                                                of average
Fund                                        Amount           daily net assets
--------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio(3)   $69,000                0.53%


--------------------------------------------------------------------------------

(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(3)   The expense reimbursement has been waived by the Adviser.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.

                          Expense Cap Pursuant to
                            Expense Limitation
Fund                            Undertaking         Gross Expense Ratio    Fiscal Year End
------------------------------------------------------------------------------------------
U.S. Large Cap Blended        Class A   1.20%              2.67%             December 31
   Style Portfolio            Class B   1.45%              2.95%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                  Net Assets                                  Effective Alliance
                   09/30/05      Alliance Institutional         Institutional
Fund                ($MIL)            Fee Schedule               Advisory Fee
--------------------------------------------------------------------------------
U.S. Large Cap      $16.1      U.S. Style Blend Schedule            0.800%
  Blended Style                80 bp on 1st $25 m
  Portfolio                    60 bp on next $25 m
                               50 bp on next $50 m
                               40 bp on next $100 m
                               30 bp on the balance
                               Minimum account size $50 m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                                  Fee(4)
--------------------------------------------------------------------------------
Equity Blend                                                 0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Fund                                                     Fee Schedule
--------------------------------------------------------------------------------
U.S. Large Cap Blended      Client # 1            0.40%
   Style Portfolio
                            Client # 2            0.90% on first $20 million
                                                  0.75% on next $20 million
                                                  0.60% on next $20 million
                                                  0.40% on next $40 million
                                                  0.30% on next $100 million

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                            Effective      Lipper
                                            Management     Group
Fund                                           Fee         Median      Rank
--------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio        0.650        0.800       3/13

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper


--------------------------------------------------------------------------------

(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                            Lipper         Lipper       Lipper      Lipper
                                           Expense        Universe     Universe     Group        Group
Fund                                      Ratio (%)(8)   Median (%)      Rank     Median (%)     Rank
--------------------------------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio      1.200          0.859        67/68       1.005        13/13

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser did not earn a profit during calendar 2004 and 2003 primarily as a result of the Adviser having to reimburse the Fund for additional expenses incurred above the Funds expense cap limitation.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

Fund                                                    12b-1 Fee Received
--------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio                       $29,594

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                              Adviser
                                                            Payments to
Fund                                                           ABIRM
--------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio                       $292,048


--------------------------------------------------------------------------------

(8)   Most recent fiscal year end Class A share total expense ratio.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)                      AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

U.S. Large Cap Blended Style Portfolio          Group            Universe
--------------------------------------------------------------------------------
1 year                                          6/13              20/70


--------------------------------------------------------------------------------

(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

(10)  The performance rankings are for the Class A shares of the Fund.

(11)  The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

                                 AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

Set forth below are the 1 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                          Periods Ending September 30, 2005
                                               Annualized Performance
--------------------------------------------------------------------------------
Fund                                      1 Year            Since Inception
--------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio    15.81                  11.60

S&P 500 Index                             12.25                  12.82

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


--------------------------------------------------------------------------------

(13)  The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2005


> ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO


ANNUAL REPORT

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

BALANCED WEALTH STRATEGY
PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 9, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Balanced Wealth Strategy Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Portfolio is designed for investors who seek a moderate tilt toward equity returns without regard to taxes but also want risk diversification offered by debt securities and broad diversification of equity risk across styles, capitalization ranges and geographic regions. Normally, the Portfolio's targeted weighting is 60% equity and 40% debt securities. The Portfolio's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Portfolio's fixed-income securities will primarily be investment grade, but may include high yield ("junk bonds") and preferred stock. The Adviser will allow the Portfolio's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance toward the targeted blends. The Portfolio can also selectively invest in real estate investment trusts (REITs), which often provide attractive income yet historically have had a low correlation to the other asset classes that can make up the portfolio.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its balanced benchmark, a 60% / 40% blend of the Standard & Poor's (S&P) 500 Stock Index and the Lehman Brothers (LB) U.S. Aggregate Index, for the one-year period ended December 31, 2005 and since the Portfolio's Class A shares inception on July 1, 2004.

For the annual reporting period ended December 31, 2005, the Portfolio outperformed its balanced benchmark by a substantial margin, with significant positive contribution coming from the Portfolio's equity investments. The Portfolio's approach of seeking return not only in the U.S. equity market, but also in the international equity markets, contributed significantly to performance, as international stocks outperformed U.S. stocks by a considerable margin. While the S&P 500 Stock Index gained 4.91% for the one-year period ended December 31, 2005, the international markets gained 13.54%, as measured by the MSCI EAFE Index. The Portfolio's performance was further enhanced by its strategic allocation to the real estate investment trust (REIT) market, as REITs returned 12.16% for the year, as measured by the NAREIT Equity Index.

Within the U.S. equity market, a renewed interest in growth stocks and large-cap companies created a supportive environment for strong contribution from the Portfolio's large-cap growth stock holdings. While several individual stocks contributed notably to performance, particularly in the information technology and health care sectors, the strength in the Portfolio's large-cap growth holdings was quite broad-based. The international equity markets also saw a renewed interest in growth stocks, although to a lesser extent than in the U.S. In this environment, the Portfolio's international growth holdings also turned in a strong performance, led by a variety of strong stock picks, particularly in the consumer discretionary sector.

MARKET REVIEW AND INVESTMENT STRATEGY

Global economic growth was resilient in 2005, remaining brisk despite a number of global concerns, including surging oil prices, looming inflationary pressures, and several natural disasters. U.S. stocks ended the year in positive territory but fell short of previous years, while international stocks excelled, particularly in the emerging markets. With U.S. economic growth showing signs of decelerating, the stage was set for growth to outperform value, and growth stocks did not disappoint: large-cap growth stocks outperformed value stocks over the last three quarters of 2005. Meanwhile, rising interest rates led to mixed bond returns in the U.S. as the yield curve continued to flatten. Corporate bonds trailed comparable Treasury bond returns after posting two straight years of stellar performance. REITs continued to perform well in 2005, but were weighed down by concerns about potential inflation and the possibility of further interest rate hikes.

The Portfolio's U.S. equity holdings remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums, while the Portfolio's international holdings are seeking diverse opportunities across the globe, with a particular focus in emerging markets where the Portfolio's management team (the "Team") has identified a range of world-class companies trading at unusually large discounts. In the Portfolio's bond portfolio, the yield advantage offered by non-Treasury sectors is historically compressed today; the Team has moderated the Portfolio's exposure while continuing to focus on specific security opportunities and staying well diversified.

As always, the Team remains focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the portfolios and ensuring the Portfolio is aligned with its strategic asset allocation targets through its disciplined rebalancing process.


1


BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

NEITHER THE UNMANAGED STANDARD & POOR'S (S&P) 500 STOCK INDEX NOR THE UNMANAGED LEHMAN BROTHERS (LB) U.S. AGGREGATE INDEX REFLECTS FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Balanced Wealth Strategy Portfolio.

A WORD ABOUT RISK

The Portfolio allocates its investments among multiple asset classes which will include U.S. and foreign securities, as well as equity and fixed-income securities. Within each of these, the Portfolio will also allocate its investments in different types of securities, such as growth and value stocks, real estate investment trusts, and corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The Portfolio systematically rebalances its allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The use of derivatives involves specific risks and is not suitable for all investors. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                              RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                     ---------------------------
PERIODS ENDED DECEMBER 31, 2005                      1 YEAR    SINCE INCEPTION*
-------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy
  Portfolio Class A                                   7.30%          9.57%
-------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy
  Portfolio Class B                                   7.01%          9.23%
-------------------------------------------------------------------------------
60% S&P 500 Stock Index / 40% LB U.S.
  Aggregate Index                                     3.92%          7.04%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                   4.91%          8.91%
-------------------------------------------------------------------------------
LB U.S. Aggregate Index                               2.43%          4.24%
-------------------------------------------------------------------------------
*  Since inception of the Portfolio's Class A and Class B shares on 7/1/04.


ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
7/1/04* - 12/31/05

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A: $11,470 60% S&P 500 STOCK INDEX / 40% LB U.S. AGGREGATE INDEX: $11,090
S&P 500 STOCK INDEX: $11,363
LB U.S. AGGREGATE INDEX: $10,688


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


            AllianceBernstein        60% S&P 500
                 Balanced           Stock Index /       S&P 500        LB U.S.
              Wealth Strategy        40% LB U.S.         Stock       Aggregate
             Portfolio Class A     Aggregate Index       Index         Index
-------------------------------------------------------------------------------
7/1/04*          $ 10,000             $ 10,000         $ 10,000       $ 10,000
12/31/04         $ 10,690             $ 10,672         $ 10,831       $ 10,418
12/31/05         $ 11,470             $ 11,090         $ 11,363       $ 10,688

*  Since inception of the Portfolio's Class A shares on 7/1/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Portfolio Class A shares (from 7/1/04* to 12/31/05) as compared to the performance of the Portfolio's balanced benchmark (60% S&P 500 Stock Index / 40% LB U.S. Aggregate Index), as well as the components of the balanced benchmark by themselves. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING            ENDING
BALANCED WEALTH                           ACCOUNT VALUE      ACCOUNT VALUE      EXPENSES PAID      ANNUALIZED
STRATEGY PORTFOLIO                        JULY 1, 2005     DECEMBER 31, 2005    DURING PERIOD*   EXPENSE RATIO*
-----------------------------               ---------------    ------------------    --------------    --------------
CLASS A
Actual                                         $1,000           $1,069.49           $6.26            1.20%
Hypothetical (5% return before expenses)       $1,000           $1,019.16           $6.11            1.20%

CLASS B
Actual                                         $1,000           $1,067.80           $7.56            1.45%
Hypothetical (5% return before expenses)       $1,000           $1,017.90           $7.38            1.45%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Federal National Mortgage Assoc.
  (Common Stock & Bonds)                        $ 11,100,580           15.0%
U.S. Treasury Notes                                4,007,820            5.4
U.S. Treasury Bonds                                3,630,997            4.9
Exxon Mobil Corp.                                    811,657            1.1
Citigroup, Inc. (Common Stock & Bonds)               756,435            1.0
Google, Inc. Cl.A                                    692,816            1.0
General Electric Co.                                 665,950            0.9
American International Group, Inc.                   661,831            0.9
The Procter & Gamble Co.                             651,150            0.9
Apple Computer, Inc.                                 643,415            0.8
                                                ------------          -----
                                                $ 23,622,651           31.9%


SECTOR DIVERSIFICATION
DECEMBER 31, 2005

                                                                    PERCENT OF
SECTOR                                          U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
U.S. Government & Government Sponsored Agency
  Obligations                                   $ 19,087,518           25.8%
Finance                                           13,219,805           17.8
Construction & Housing                             7,227,028            9.8
Technology/Electronics                             6,811,353            9.2
Medical                                            4,306,584            5.8
Energy                                             4,012,921            5.4
Consumer Cyclical                                  3,768,039            5.1
Capital Equipment                                  2,969,286            4.0
Consumer Staples                                   2,783,697            3.8
Industrials                                        1,864,200            2.5
Telecommunications                                 1,672,336            2.3
Utilities                                          1,398,022            1.9
Industrial Commodities                             1,186,314            1.6
Transportation                                       378,189            0.5
Asset Backed Securities                              240,139            0.3
Commerical Mortgage Backed Securities                100,396            0.1
                                                ------------          -----
Total Investments*                                71,025,827           95.9
Cash and receivables, net of liabilities           3,045,028            4.1
                                                ------------          -----
Net Assets                                      $ 74,070,855          100.0%


*  Excludes short-term investments.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


5


BALANCED WEALTH STRATEGY PORTFOLIO
COUNTRY BREAKDOWN
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COUNTRY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
United States                                   $ 53,254,750           71.9%
Japan                                              3,222,733            4.4
United Kingdom                                     2,435,138            3.3
France                                             2,161,015            2.9
Switzerland                                        1,865,556            2.5
Australia                                            833,619            1.1
Canada                                               805,236            1.1
Bermuda                                              696,179            1.0
Other*                                             5,751,601            7.7
                                                ------------          -----
Total Investments**                               71,025,827           95.9
Cash and receivables, net of liabilities           3,045,028            4.1
                                                ------------          -----
Net Assets                                      $ 74,070,855          100.0%


* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Belgium, Brazil, Cayman Islands, China, Finland, Germany, Greece, Hong Kong, Hungary, India, Ireland, Israel, Italy, Korea, Mexico, Netherlands, Norway, Panama, Singapore, South Africa, Spain, Sweden and Taiwan.

**  Excludes short-term investments.


6


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-63.2%
UNITED STATES INVESTMENTS-39.3%
FINANCE-10.3%
BANKING-4.3%
Bank of America Corp.                                  10,825      $    499,574
Citigroup, Inc.                                        13,650           662,434
Comerica, Inc.                                          1,500            85,140
Fannie Mae                                              3,500           170,835
Freddie Mac                                             2,075           135,601
Huntington Bancshares, Inc.                             3,100            73,625
JPMorgan Chase & Co.                                   11,075           439,567
KeyCorp                                                   700            23,051
Mellon Financial Corp.                                  3,000           102,750
National City Corp.                                     3,200           107,423
Northern Trust Corp.                                    2,050           106,231
PNC Financial Services Group, Inc.                        450            27,824
SunTrust Banks, Inc.                                    1,300            94,588
U.S. Bancorp                                            3,400           101,626
UBS AG                                                  1,600           152,240
Wachovia Corp.                                          4,600           243,156
Wells Fargo & Co.                                       2,600           163,358
                                                                   ------------
                                                                      3,189,023
                                                                   ------------
FINANCIAL SERVICES-2.5%
Countrywide Financial Corp.                             1,700            58,123
Federated Investors, Inc.                               1,750            64,820
Franklin Resources, Inc.                                3,200           300,832
Legg Mason, Inc.                                        2,150           257,333
Lehman Brothers Holdings, Inc.                            900           115,353
MBIA, Inc.                                                850            51,136
Merrill Lynch & Co., Inc.                               5,525           374,208
Morgan Stanley                                          3,325           188,661
Prudential Financial, Inc.                                200            14,638
The Goldman Sachs Group, Inc.                           3,175           405,479
Waddell & Reed Financial, Inc.                          1,200            25,164
                                                                   ------------
                                                                      1,855,747
                                                                   ------------
INSURANCE-3.5%
Ace Ltd.                                                2,150           114,896
AFLAC, Inc.                                             2,100            97,482
American International Group, Inc.                      9,700           661,831
Genworth Financial, Inc.                                2,400            82,992
MetLife, Inc.                                           2,400           117,600
The Allstate Corp.                                        300            16,221
The Chubb Corp.                                           900            87,885
The Hartford Financial Services Group, Inc.             1,425           122,393
The Progressive Corp.                                     850            99,263
The St. Paul Travelers Cos., Inc.                       3,150           140,711
Torchmark Corp.                                         1,550            86,180
UnitedHealth Group, Inc.                                6,600           410,124
UnumProvident Corp.                                     3,900            88,725
WellPoint, Inc. (a)                                     5,400           430,866
                                                                   ------------
                                                                      2,557,169
                                                                   ------------
                                                                      7,601,939
                                                                   ------------
TECHNOLOGY/ELECTRONICS-7.2%
DATA PROCESSING-4.3%
Agere Systems, Inc. (a)                                 2,500            32,250
Apple Computer, Inc. (a)                                8,950           643,415
Arrow Electronics, Inc. (a)                               950            30,429
Avnet, Inc. (a)                                         1,800            43,092
Electronic Arts, Inc. (a)                               4,060           212,379
Electronic Data Systems Corp.                           3,200            76,928
EMC Corp. (a)                                           3,700            50,394
Google, Inc. Cl. A (a)                                  1,670           692,816
Hewlett-Packard Co.                                     9,100           260,533
International Business Machines Corp.                   1,200            98,640
Microsoft Corp.                                         2,600            67,990
Network Appliance, Inc. (a)                             6,500           175,500
Sanmina-SCI Corp. (a)                                   9,400            40,044
Solectron Corp. (a)                                    15,400            56,364
Tech Data Corp. (a)                                     1,400            55,552
Yahoo!, Inc.(a)                                        15,700           615,126
                                                                   ------------
                                                                      3,151,452
                                                                   ------------
ELECTRICAL & ELECTRONICS-2.6%
ADC Telecommunications, Inc. (a)                        1,600            35,744
Broadcom Corp. Cl.A (a)                                10,100           476,215
Corning, Inc. (a)                                      19,400           381,404
Juniper Networks, Inc. (a)                             18,550           413,665
QUALCOMM, Inc.                                         14,000           603,120
Tellabs, Inc. (a)                                       3,200            34,880
                                                                   ------------
                                                                      1,945,028
                                                                   ------------
ELECTRONIC COMPONENTS & INSTRUMENTS-0.3%
Intel Corp.                                             2,800            69,888
Texas Instruments, Inc.                                 4,350           139,504
                                                                   ------------
                                                                        209,392
                                                                   ------------
                                                                      5,305,872
                                                                   ------------
CONSTRUCTION & HOUSING-3.9%
BUILDING MATERIALS-0.1%
Martin Marietta Materials, Inc.                           425            32,606
Vulcan Materials Co.                                      800            54,200
                                                                   ------------
                                                                         86,806
                                                                   ------------
REAL ESTATE-3.8%
Alexandria Real Estate Equities, Inc.                   1,450           116,725
Archstone-Smith Trust                                   2,400           100,536
Avalonbay Communities, Inc.                             1,000            89,250


7


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
Boston Properties, Inc.                                 1,375      $    101,929
Brookfield Properties Corp.                             3,200            94,144
Camden Property Trust                                     750            43,440
CarrAmerica Realty Corp.                                  400            13,852
Corporate Office Properties Trust                       2,900           103,066
Cousins Properties, Inc.                                  600            16,980
Developers Diversified Realty Corp.                     1,600            75,232
Digital Realty Trust, Inc.                              1,200            27,156
EastGroup Properties, Inc.                              1,650            74,514
Equity Office Properties Trust                          1,300            39,429
Equity Residential                                      3,200           125,184
Essex Property Trust, Inc.                                425            39,185
Federal Realty Investment Trust                           950            57,618
First Potomac Realty Trust                              1,300            34,580
General Growth Properties, Inc.                         3,925           184,436
Kimco Realty Corp.                                      3,100            99,448
LaSalle Hotel Properties                                  900            33,048
Maguire Properties, Inc.                                1,800            55,620
Mid-America Apartment Communities, Inc.                 1,100            53,350
Pan Pacific Retail Properties, Inc.                       750            50,168
ProLogis                                                4,125           192,720
Public Storage, Inc.                                    2,200           148,984
Reckson Associates Realty Corp.                           750            26,985
Regency Centers Corp.                                   1,650            97,267
Simon Property Group, Inc.                              3,100           237,553
SL Green Realty Corp.                                   1,200            91,668
Sovran Self Storage, Inc.                                 350            16,440
Strategic Hotel Capital, Inc.                             400             8,232
Sunstone Hotel Investors, Inc.                          2,300            61,111
Tanger Factory Outlet Centers, Inc.                     1,300            37,362
The Macerich Co.                                          850            57,069
United Dominion Realty Trust, Inc.                      2,200            51,568
Vornado Realty Trust                                    2,000           166,940
Windrose Medical Properties Trust                       1,350            20,061
                                                                   ------------
                                                                      2,842,850
                                                                   ------------
                                                                      2,929,656
                                                                   ------------
CONSUMER CYCLICAL-4.0%
BROADCASTING & PUBLISHING-1.0%
Comcast Corp. Cl. A (a)                                 2,500            64,900
Comcast Corp. Special Cl. A (a)                         2,700            69,363
Liberty Media Corp. Cl. A (a)                           5,200            40,924
The E.W. Scripps Co. Cl. A                              3,350           160,867
The Walt Disney Co.                                     3,400            81,498
Time Warner, Inc.                                      13,600           237,184
Viacom, Inc. Cl. B (a)                                  3,800           123,880
                                                                   ------------
                                                                        778,616
                                                                   ------------
BUSINESS & PUBLIC SERVICES-0.1%
The Interpublic Group of Cos., Inc. (a)                 5,500            53,075
                                                                   ------------
LEISURE & TOURISM-0.6%
Host Marriott Corp.                                     6,500           123,175
McDonald's Corp.                                        5,000           168,600
Starbucks Corp. (a)                                     3,200            96,032
Starwood Hotels & Resorts Worldwide, Inc.               1,325            84,615
                                                                   ------------
                                                                        472,422
                                                                   ------------
MERCHANDISING-2.0%
eBay, Inc. (a)                                         11,250           486,562
Limited Brands                                          2,900            64,815
Lowe's Cos., Inc.                                       5,800           386,628
Office Depot, Inc. (a)                                  3,300           103,620
Target Corp.                                            7,900           434,263
                                                                   ------------
                                                                      1,475,888
                                                                   ------------
RECREATION & OTHER CONSUMER-0.1%
Mattel, Inc.                                            3,900            61,698
                                                                   ------------
TEXTILES & APPAREL-0.1%
Jones Apparel Group, Inc.                               1,800            55,296
V.F. Corp.                                                500            27,670
                                                                   ------------
                                                                         82,966
                                                                   ------------
MISCELLANEOUS CONSUMER CYCLICALS-0.1%
Newell Rubbermaid, Inc.                                 1,900            45,182
                                                                   ------------
                                                                      2,969,847
                                                                   ------------
MEDICAL-3.3%
HEALTH & PERSONAL CARE-3.3%
Amgen, Inc. (a)                                         2,950           232,637
Bristol-Myers Squibb Co.                                4,000            91,920
Caremark Rx, Inc. (a)                                   3,100           160,549
Eli Lilly & Co.                                         1,250            70,738
Genentech, Inc. (a)                                     5,750           531,875
Gilead Sciences, Inc (a)                                3,800           199,994
Johnson & Johnson                                         700            42,070
Medco Health Solutions, Inc. (a)                        1,100            61,380
Merck & Co., Inc.                                       5,975           190,065
Pfizer, Inc.                                           17,200           401,104
St. Jude Medical, Inc. (a)                              6,350           318,770
Tenet Healthcare Corp. (a)                              2,800            21,448
Ventas, Inc.                                            1,000            32,020
Wyeth                                                   1,375            63,346
                                                                   ------------
                                                                      2,417,916
                                                                   ------------


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
ENERGY-3.2%
ENERGY EQUIPMENT & SERVICES-1.2%
ENSCO International, Inc.                               1,400      $     62,090
GlobalSantaFe Corp.                                     2,900           139,635
Halliburton Co.                                         8,450           523,562
Rowan Cos., Inc.                                        1,600            57,024
Schlumberger Ltd.                                       1,000            97,150
                                                                   ------------
                                                                        879,461
                                                                   ------------
ENERGY SOURCES-2.0%
ChevronTexaco Corp.                                     4,825           273,915
ConocoPhillips                                          4,100           238,538
Exxon Mobil Corp.                                      14,450           811,657
Marathon Oil Corp.                                      1,500            91,455
Occidental Petroleum Corp.                              1,300           103,844
                                                                   ------------
                                                                      1,519,409
                                                                   ------------
                                                                      2,398,870
                                                                   ------------
CONSUMER STAPLES-2.7%
BEVERAGES & TOBACCO-0.8%
Altria Group, Inc.                                      3,650           272,728
Kraft Foods, Inc.                                       1,300            36,582
PepsiCo, Inc.                                           1,150            67,942
The Coca-Cola Co.                                       3,325           134,031
UST, Inc.                                               1,500            61,245
                                                                   ------------
                                                                        572,528
                                                                   ------------
FOOD & HOUSEHOLD PRODUCTS-1.9%
Colgate-Palmolive Co.                                     600            32,910
ConAgra Foods, Inc.                                     4,100            83,148
General Mills, Inc.                                     2,075           102,339
Kellogg Co.                                               700            30,254
Safeway, Inc.                                           2,700            63,882
SUPERVALU, Inc.                                         1,500            48,720
The Clorox Co.                                          1,400            79,646
The Kroger Co.(a)                                       3,700            69,856
The Procter & Gamble Co.                               11,250           651,150
Walgreen Co.                                            2,850           126,141
Whole Foods Market, Inc.                                1,800           139,302
                                                                   ------------
                                                                      1,427,348
                                                                   ------------
                                                                      1,999,876
                                                                   ------------
CAPITAL EQUIPMENT-2.4%
AEROSPACE & DEFENSE-0.8%
Goodrich Corp.                                          1,700            69,870
Lockheed Martin Corp.                                   1,000            63,630
Northrop Grumman Corp.                                  2,000           120,220
The Boeing Co.                                          4,600           323,104
                                                                   ------------
                                                                        576,824
                                                                   ------------
AUTOMOBILES-0.3%
Autoliv, Inc.                                           1,200            54,504
BorgWarner, Inc.                                        1,000            60,630
Cooper Tire & Rubber Co.                                  900            13,788
Johnson Controls, Inc.                                    700            51,037
Lear Corp.                                              1,400            39,844
                                                                   ------------
                                                                        219,803
                                                                   ------------
INDUSTRIAL COMPONENTS-0.1%
Eaton Corp.                                             1,000            67,090
                                                                   ------------
MULTI-INDUSTRY-1.2%
Crane Co.                                                 800            28,216
Emerson Electric Co.                                      550            41,085
General Electric Co.                                   19,000           665,950
Hubbell, Inc. Cl. B                                     1,250            56,400
SPX Corp.                                               1,000            45,770
Textron, Inc.                                             800            61,584
                                                                   ------------
                                                                        899,005
                                                                   ------------
                                                                      1,762,722
                                                                   ------------
TELECOMMUNICATIONS-0.9%
American Tower Corp. (a)                                1,100            29,810
AT&T, Inc.                                              3,300            80,817
BellSouth Corp.                                         1,100            29,810
Crown Castle International Corp. (a)                    2,800            75,348
Sprint Corp. (FON Group)                                7,400           172,864
Verizon Communications, Inc.                            8,600           259,032
                                                                   ------------
                                                                        647,681
                                                                   ------------
INDUSTRIAL COMMODITIES-0.6%
CHEMICAL-0.3%
E.I. du Pont de Nemours & Co.                           1,400            59,500
PPG Industries, Inc.                                    1,575            91,193
The Lubrizol Corp.                                      1,100            47,773
                                                                   ------------
                                                                        198,466
                                                                   ------------
FOREST & PAPER-0.2%
Kimberly-Clark Corp.                                    1,750           104,387
Smurfit-Stone Container Corp. (a)                       2,300            32,591
                                                                   ------------
                                                                        136,978
                                                                   ------------
METAL -STEEL-0.0%
United States Steel Corp.                                 800            38,456
                                                                   ------------
MISCELLANEOUS MATERIALS-0.1%
Owens-Illinois, Inc. (a)                                2,300            48,392
                                                                   ------------
                                                                        422,292
                                                                   ------------
UTILITIES-0.4%
ELECTRIC & GAS UTILITY-0.4%
American Electric Power Co., Inc.                       1,400            51,926
Entergy Corp.                                           1,375            94,394


9


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
Exelon Corp.                                              250      $     13,285
Northeast Utilities                                     2,100            41,349
Pinnacle West Capital Corp.                             1,800            74,430
Wisconsin Energy Corp.                                  1,550            60,543
                                                                   ------------
                                                                        335,927
                                                                   ------------
TRANSPORTATION-0.4%
TRANSPORTATION - ROAD & RAIL-0.4%
Burlington Northern Santa Fe Corp.                      1,000            70,820
CSX Corp.                                               1,500            76,155
Norfolk Southern Corp.                                  2,200            98,626
Union Pacific Corp.                                     1,050            84,535
                                                                   ------------
                                                                        330,136
                                                                   ------------
Total United States Investments
  (cost $25,981,420)                                                 29,122,734
                                                                   ------------
FOREIGN INVESTMENTS-23.9%
AUSTRALIA-1.1%
Aristocrat Leisure Ltd.                                 6,250            56,142
Centro Properties Group                                 6,000            27,751
DB RREEF Trust                                         30,551            31,046
General Property Trust                                 22,800            68,405
Macquarie CountryWide Trust                            21,380            30,956
Macquarie Goodman Group                                17,007            59,502
QBE Insurance Group Ltd.                                4,766            68,072
Rinker Group Ltd.                                       4,078            48,792
Stockland                                               9,479            45,034
Valad Property Group                                   26,959            26,596
Westfield Group                                        27,989           371,323
                                                                   ------------
                                                                        833,619
                                                                   ------------
BELGIUM-0.2%
Delhaize Group                                          2,000           130,935
                                                                   ------------
BERMUDA-1.0%
Marvell Technology Group Ltd. (a)                       7,550           423,479
Nabors Industries Ltd. (a)                              3,600           272,700
                                                                   ------------
                                                                        696,179
                                                                   ------------
BRAZIL-0.3%
Petroleo Brasileiro S.A. (ADR) (a)                      2,900           192,193
                                                                   ------------
CANADA-1.0%
Allied Properties Real Estate Investment Trust          2,800            40,828
Boardwalk Real Estate Investment Trust                  2,000            36,457
Canadian Apartment Properties Real Estate
  Investment Trust                                      2,000            27,786
Canadian Natural Resources Ltd.                         2,700           133,856
Canadian Real Estate Investment Trust                   2,450            47,485
Cominar Real Estate Investment Trust                    3,000            49,731
Dundee Real Estate Investment Trust                       600            13,265
H&R Real Estate Investment Trust                        4,100            73,362
InnVest Real Estate Investment Trust                    1,600            17,260
Primaris Retail Real Estate Investment Trust            4,050            56,929
RioCan Real Estate Investment Trust                     8,575           168,114
Summit Real Estate Investment Trust                     3,700            78,205
                                                                   ------------
                                                                        743,278
                                                                   ------------
CHINA-0.1%
China Petrolium & Chemical Corp.                      140,000            69,764
China Shenhua Energy Co., Ltd. (a)                     25,500            28,087
                                                                   ------------
                                                                         97,851
                                                                   ------------
FINLAND-0.0%
Sponda Oyj                                              2,800            26,370
                                                                   ------------
FRANCE-2.9%
Arcelor                                                 6,500           160,972
Assurance Generales de France (AGF)                     1,200           118,875
Bail Investissement Fonciere                            1,000            52,658
BNP Paribas S.A.                                        1,988           160,595
Business Objects S.A. (a)                               2,317            93,800
CapGemini, SA (a)                                       2,557           102,912
Credit Agricole, SA                                     3,010            94,632
European Aeronautic Defence and Space Co.               2,450            92,393
Klepierre                                               1,690           158,647
Renault, SA                                             1,900           154,703
Sanofi-Aventis, SA                                      1,700           148,830
Societe Generale                                          800            98,314
Total, SA                                               1,278           322,278
Unibail                                                 2,400           319,237
Vinci, SA                                                 954            82,169
                                                                   ------------
                                                                      2,161,015
                                                                   ------------
GERMANY-0.8%
Continental AG                                          2,000           177,139
Depfa Bank Plc                                          1,850            27,312
E.On AG                                                 1,300           134,432
Man AG                                                  1,200            63,992
Muenchener Rueckversicherungs -
  Gesellschaft AG (MunichRe)                            1,000           135,552
RWE AG                                                    270            19,868
SAP AG                                                    362            65,236
                                                                   ------------
                                                                        623,531
                                                                   ------------


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
GREECE-0.1%
EFG Eurobank Ergasias                                   1,785      $     56,387
National Bank of Greece S.A.                            1,185            50,432
                                                                   ------------
                                                                        106,819
                                                                   ------------
HONG KONG-0.7%
Esprit Holdings Ltd.                                    2,500            17,733
Henderson Land Development Co., Ltd.                   12,000            56,341
Kerry Properties Ltd.                                  46,000           121,933
Li & Fung Ltd.                                         20,000            38,483
Sun Hung Kai Properties Ltd.                           28,700           278,743
                                                                   ------------
                                                                        513,233
                                                                   ------------
HUNGARY-0.1%
Mol Magyar Olaj-es Gazipari Rt.                           600            56,308
                                                                   ------------
INDIA-0.1%
Infosys Technologies Ltd.                               1,335            88,888
                                                                   ------------
IRELAND-0.3%
Anglo Irish Bank Corp. Plc                              5,871            88,860
CRH Plc                                                 4,276           125,614
                                                                   ------------
                                                                        214,474
                                                                   ------------
ISRAEL-0.7%
Bank Leumi Le-Israel                                   14,400            54,953
Teva Pharmaceutical Industries Ltd. (ADR)              10,950           470,959
                                                                   ------------
                                                                        525,912
                                                                   ------------
ITALY-0.6%
Beni Stabili S.p.A.                                    32,000            30,868
Buzzi Unicem S.p.A.                                     3,000            47,004
Eni S.p.A.                                              9,452           264,111
Luxottica Group S.p.A.                                  3,475            88,290
                                                                   ------------
                                                                        430,273
                                                                   ------------
JAPAN-4.4%
Aeon Credit Service Co., Ltd.                             800            75,701
Canon, Inc.                                             2,800           164,360
Denso Corp.                                             3,700           128,097
East Japan Railway Co.                                      7            48,052
Honda Motor Co., Ltd.                                   2,600           150,055
Hoya Corp.                                              4,600           165,341
Japan Retail Fund Investment Corp.                         13           100,829
Japan Tobacco, Inc.                                         8           116,969
JFE Holdings, Inc.                                      4,700           157,280
Mitsubishi Corp.                                        9,500           209,748
Mitsubishi Tokyo Financial Group, Inc.                     11           149,795
Mitsui & Co., Ltd.                                      7,000            89,941
Mitsui Fudosan Co., Ltd.                               13,100           265,219
Nippon Building Fund, Inc.                                 18           151,437
Nitto Denko Corp.                                       1,800           140,242
Nomura Holdings, Inc.                                   9,100           175,173
Orix Corp.                                                770           195,988
Shimamura Co., Ltd.                                       500            69,093
Sumitomo Electric Industries Ltd.                       3,500            53,163
Sumitomo Mitsui Financial Group, Inc.                      28           295,802
Takeda Pharmaceutical Co., Ltd.                         1,100            59,602
Toyota Motor Corp.                                      2,600           135,835
Yamada Denki Co., Ltd.                                  1,000           125,011
                                                                   ------------
                                                                      3,222,733
                                                                   ------------
KOREA-0.6%
Hyundai Motor Co. (a)                                     380            36,150
Kookmin Bank (a)                                        1,790           134,906
POSCO                                                     600           119,377
Samsung Electronics Co., Ltd.                             120            77,203
Shinhan Financial Group Co., Ltd. (a)                   2,050            82,451
                                                                   ------------
                                                                        450,087
                                                                   ------------
MEXICO-0.3%
America Movil, SA de C.V. (ADR)                         3,300            96,558
Grupo Televisa, SA (ADR)                                  900            72,450
Wal-Mart de Mexico SA de C.V.                           8,700            48,277
                                                                   ------------
                                                                        217,285
                                                                   ------------
NETHERLANDS-0.8%
Eurocommercial Properties NV                              875            30,024
ING Groep NV                                           11,486           398,448
Rodamco Europe NV                                       1,850           154,101
Wereldhave NV                                             355            33,438
                                                                   ------------
                                                                        616,011
                                                                   ------------
NORWAY-0.1%
Norsk Hydro ASA                                           765            78,715
                                                                   ------------
PANAMA-0.1%
Carnival Corp.                                          1,600            85,552
                                                                   ------------
SINGAPORE-0.7%
Ascendas Real Estate Investment Trust                 135,650           158,945
CapitaMall Trust                                      103,600           139,444
Flextronics International Ltd. (a)                      6,800            70,992
Singapore Telecommunications Ltd.                      82,000           128,408
                                                                   ------------
                                                                        497,789
                                                                   ------------
SOUTH AFRICA-0.1%
Naspers Ltd.                                            2,978            52,814
                                                                   ------------


11


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
SPAIN-0.5%
Banco Bilbao Vizcaya Argentaria, SA                     5,267      $     94,036
Endesa, SA                                              5,000           131,034
Inmobiliaria Colonial, SA                                 650            36,879
Repsol YPF, SA                                          4,100           120,017
                                                                   ------------
                                                                        381,966
                                                                   ------------
SWEDEN-0.2%
Atlas Copco AB                                          3,052            67,984
Telefonaktiebolaget LM Ericsson                        18,350            63,225
                                                                   ------------
                                                                        131,209
                                                                   ------------
SWITZERLAND-2.5%
Alcon, Inc.                                             3,750           485,999
Compagnie Financiere Richemont AG                       2,239            97,471
Credit Suisse Group                                     6,476           329,879
Nestle, SA                                                707           211,138
Nobel Biocare Holding AG                                  390            85,851
Novartis AG                                             3,873           203,139
Roche Holding AG                                        1,374           206,018
Swiss Re (a)                                              784            57,290
UBS AG                                                  1,986           188,771
                                                                   ------------
                                                                      1,865,556
                                                                   ------------
TAIWAN-0.3%
Hon Hai Precision Industry Co., Ltd.                    1,370             7,528
Quanta Computer, Inc. (GDR)                             5,725            40,179
Taiwan Semiconductor Manufacturing Co., Ltd.           24,649            46,965
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)      9,624            95,374
                                                                   ------------
                                                                        190,046
                                                                   ------------
UNITED KINGDOM-3.3%
A & J Mucklow Group Plc                                 1,400            10,093
Aviva Plc                                              11,100           134,569
BAE Systems Plc                                        22,371           147,053
Barclays Plc                                           12,200           127,986
BHP Billiton Plc                                        5,771            94,448
BP Plc                                                  7,100            76,022
British American Tobacco Plc                            6,800           151,954
British Land Co. Plc                                    6,616           121,417
Brixton Plc                                             4,500            33,446
Capital & Regional Plc                                  3,332            49,633
Derwent Valley Holdings Plc                             1,600            39,631
Enterprise Inns Plc                                     5,036            81,274
Friends Provident Plc                                  20,270            66,045
GlaxoSmithKline Plc                                     5,545           139,980
Hammerson Plc                                           4,750            83,567
HBOS Plc                                                7,750           132,223
J Sainsbury Plc                                        19,100           103,564
Land Securities Group Plc                               5,968           170,948
Liberty International Plc                               2,725            46,011
Marks & Spencer Group Plc                              10,636            92,375
Prudential Plc                                          2,027            19,200
Royal Bank of Scotland Group Plc                        5,000           150,886
SABMiller Plc                                           3,801            69,261
Slough Estates Plc                                      7,000            71,989
Vodafone Group Plc                                     54,800           117,926
Wolseley Plc                                              566            11,934
Xstrata Plc                                             3,920            91,703
                                                                   ------------
                                                                      2,435,138
                                                                   ------------
Total Foreign Investments
  (cost $15,134,692)                                                 17,665,779
                                                                   ------------
Total Common Stocks
  (cost $41,116,112)                                                 46,788,513
                                                                   ------------
CORPORATE DEBT OBLIGATIONS-6.5%
AUTOMOTIVE-0.2%
DaimlerChrysler North America Holdings
  4.875%, 6/15/10                                        $ 25            24,410
Ford Motor Credit Co.
  7.375%, 10/28/09                                        160           141,902
                                                                   ------------
                                                                        166,312
                                                                   ------------
BANKS-0.4%
Bank of America Corp.
  7.40%, 1/15/11                                          110           121,168
Citigroup, Inc.
  4.60%, 6/09/09 (b)                                       20            20,040
JPMorgan Chase & Co.
  6.75%, 2/01/11                                           80            85,686
Mizuho Finance (Cayman Islands)
  8.375%, 12/29/49                                         40            43,340
Wells Fargo Co.
  4.20%, 1/15/10                                           35            34,074
                                                                   ------------
                                                                        304,308
                                                                   ------------
FINANCE-1.6%
Assurant, Inc.
  5.625%, 2/15/14                                          35            35,449
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10                                          50            48,406
Boeing Capital Corp.
  6.50%, 2/15/12                                           20            21,588
CIT Group, Inc.
  5.50%, 11/30/07                                          35            35,344
Citigroup, Inc.
  4.625%, 8/03/10                                          75            73,961
Countrywide Home Loan
  4.00%, 3/22/11                                           65            61,161
  4.25%, 12/19/07                                          55            54,234
Duke Capital LLC
  5.668%, 8/15/14                                          50            50,426


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
Fairfax Financial Holdings
7.75%, 4/26/12                                           $ 16      $     14,929
General Electric Capital Corp.
  4.375%, 11/21/11                                         25            24,272
  6.75%, 3/15/32                                           25            29,346
Goldman Sachs Group, Inc.
  4.75%, 7/15/13                                           35            33,949
HSBC Finance Corp.
  6.50%, 11/15/08                                          80            83,262
  7.00%, 5/15/12                                           40            43,755
Istar Financial, Inc.
  5.15%, 3/01/12                                           20            19,369
Liberty Mutual Group, Inc.
  5.75%, 3/15/14 (c)                                       35            34,548
Merrill Lynch & Co.
  Series C
  4.25%, 2/08/10                                          120           116,728
Simon Property Group LP
  6.375%, 11/15/07                                         30            30,655
SLM Corp.
4.50%, 7/26/10                                             55            53,846
TXU Australia
  6.15%, 11/15/13 (c)                                     238           254,065
Washington Mutual, Inc.
  4.20%, 1/15/10                                           65            62,936
                                                                   ------------
                                                                      1,182,229
                                                                   ------------
INDUSTRIALS-1.7%
Allbritton Communications Co.
  7.75%, 12/15/12                                          10            10,050
AOL Time Warner
  6.875%, 5/01/12                                          15            15,967
British Sky Broadcasting
  8.20%, 7/15/09                                           20            21,859
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12                                           15            14,025
Comcast Cable Communications Holdings, Inc.
  6.20%, 11/15/08                                          40            41,061
  6.875%, 6/15/09                                          50            52,517
  9.455%, 11/15/22                                         40            52,408
Comcast Corp.
  5.30%, 1/15/14                                           40            39,242
  5.50%, 3/15/11                                           50            50,271
Conagra Foods, Inc.
  6.75%, 9/15/11                                           10            10,652
  7.875%, 9/15/10                                          25            27,544
Cox Communications, Inc.
  4.625%, 1/15/10 (b)                                      25            24,201
Cox Enterprises
  4.375%, 5/01/08 (c)                                      40            39,060
Fortune Brands, Inc.
  2.875%, 12/01/06                                         20            19,572
IBM Corp.
  4.375%, 6/01/09                                          20            19,749
International Paper Co.
  5.30%, 4/01/15                                           55            52,973
Kraft Foods, Inc.
  4.125%, 11/12/09                                        100            96,766
Kroger Co.
  7.80%, 8/15/07                                           45            46,751
Lubrizol Corp.
  4.625%, 10/01/09                                         20            19,602
Motorola, Inc.
7.625%, 11/15/10                                            5             5,558
News America, Inc.
  6.55%, 3/15/33                                           25            25,713
Packaging Corporation of America
  5.75%, 8/01/13                                           30            29,462
Safeway, Inc.
  4.80%, 7/16/07                                           20            19,913
  6.50%, 3/01/11                                           15            15,533
Teck Cominco Ltd.
  6.125%, 10/01/35                                         15            14,834
Textron Financial Corp.
  4.125%, 3/03/08                                          35            34,462
Time Warner Entertainment
  8.375%, 3/15/23                                          65            75,160
Tyco International Group, SA
  6.00%, 11/15/13                                          85            86,826
Waste Management, Inc.
  6.875%, 5/15/09                                          40            42,174
WellPoint, Inc.
  3.50%, 9/01/07                                           65            63,407
  3.75%, 12/14/07                                          16            15,645
  4.25%, 12/15/09                                          80            77,922
Weyerhaeuser Co.
  5.95%, 11/01/08                                          35            35,707
WPP Finance (UK) Corp.
  5.875%, 6/15/14                                          25            25,373
Wyeth
  5.50%, 2/01/14                                           30            30,389
                                                                   ------------
                                                                      1,252,348
                                                                   ------------
OIL-0.6%
Amerada Hess Corp.
  6.65%, 8/15/11                                           80            85,964
  7.875%, 10/01/29                                         55            66,599
Conoco, Inc.
  6.95%, 4/15/29                                           40            48,276
Enterprise Products Operating LP
  5.60%, 10/15/14                                          25            24,980
Sunoco, Inc.
  4.875%, 10/15/14                                        150           146,381
Valero Energy Corp.
  6.875%, 4/15/12                                          45            49,034
  7.50%, 4/15/32                                           20            24,306
                                                                   ------------
                                                                        445,540
                                                                   ------------
TELECOMMUNICATIONS-0.9%
AT&T Corp.
  9.05%, 11/15/11                                          40            44,273
British Telecom Plc
  8.375%, 12/15/10                                         85            96,761


13


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
Cingular Wireless LLC
  5.625%, 12/15/06                                       $ 50      $     50,361
Cingular Wireless Services
  7.35%, 3/01/06                                           30            30,126
  7.875%, 3/01/11                                          85            95,375
  8.75%, 3/01/31                                           40            52,993
Deutsche Telekom International Finance
  8.00%, 6/15/10                                           30            34,013
Sprint Capital Corp.
  8.375%, 3/15/12                                         100           115,896
Telus Corp. (Canada)
  7.50%, 6/01/07                                           60            61,958
Telecom Italia Capital
  4.00%, 1/15/10                                          105           100,007
                                                                   ------------
                                                                        681,763
                                                                   ------------
UTILITY-1.1%
Alabama Power Capital Trust
  5.50%, 10/01/42 (d)                                     174           174,893
Carolina Power & Light
  6.50%, 7/15/12                                           65            69,641
Consumers Energy
  4.25%, 4/15/08                                           25            24,485
Duke Energy Field Services
  7.875%, 8/16/10                                          15            16,589
Firstenergy Corp.
  Series B
  6.45%, 11/15/11                                          55            58,300
  Series C
  7.375%, 11/15/31                                         55            64,898
Midamerican Energy Holdings
  5.875%, 10/01/12                                         30            30,971
NiSource Finance Corp.
  7.875%, 11/15/10                                         40            44,319
Pacific Gas & Electric
  4.80%, 3/01/14                                           65            63,344
  6.05%, 3/01/34                                           35            36,224
Progress Energy, Inc.
  6.85%, 4/15/12                                           35            37,580
Public Service Company of Colorado
  7.875%, 10/01/12                                         30            34,924
Qwest Communications
  International
  7.50%, 2/15/14 (c)                                       25            25,688
  Telecom Italia Capital
  6.00%, 9/30/34                                           65            62,618
Xcel Energy, Inc.
  7.00%, 12/01/10                                          30            32,287
                                                                   ------------
                                                                        776,761
                                                                   ------------
Total Corporate Debt Obligations
  (cost $4,879,785)                                                   4,809,261
                                                                   ------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-25.8%
FEDERAL AGENCIES-1.7%
Federal National Mortgage Association
  3.875%, 2/15/10                                       1,265         1,224,800
                                                                   ------------
MORTGAGE PASS-THROUGHS-13.8%
Federal Gold Loan Mortgage Corp.
  4.50%, TBA                                              552           518,956
Federal National Mortgage Association
  4.50%, TBA                                              780           758,793
  5.00%, 4/01/19                                          453           447,623
  5.00%, TBA                                            1,025           998,612
  5.50%, TBA                                            4,460         4,429,027
  6.00%, TBA                                            2,075         2,096,546
  6.50%, TBA                                              950           974,344
                                                                   ------------
                                                                     10,223,901
                                                                   ------------
UNITED STATES TREASURY SECURITIES-10.3%
U.S. Treasury Bond
  4.50%, 11/15/15                                         260           262,133
  5.375%, 2/15/31                                       1,190         1,336,704
  7.25%, 5/15/16                                        1,655         2,032,160
U.S. Treasury Notes
  1.625%, 1/15/15 (TIPS)                                   42            40,197
  2.00%, 7/15/14 (TIPS)                                   238           236,418
  3.875%, 7/31/07-9/15/10                               1,565         1,542,636
  4.25%, 10/31/07                                       2,195         2,188,569
                                                                   ------------
                                                                      7,638,817
                                                                   ------------
Total U.S. Government & Government Sponsored
Agency Obligations
  (cost $19,004,247)                                                 19,087,518
                                                                   ------------
ASSET-BACKED SECURITIES-0.3%
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Cl. 1A1
  4.529%, 4/25/22 (b)                                      36            36,068
Home Equity Mortgage Trust
  Series 2005-4 Cl. A3
  4.742%, 1/25/36 (e)                                      50            49,413
MBNA Credit Card Master Note Trust
  Series 2003-A6 Cl. A6
  2.75%, 10/15/10                                          50            47,734


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-8 Cl. A1C1
  5.25%, 8/25/36 (d)                                      100      $     99,375
Residential Asset Securities Corp.
  Series 2004-KS7 Cl. AI1
  4.529%, 10/25/21 (d)                                      8             7,549
                                                                   ------------
Total Asset-Backed Securities
  (cost $239,972)                                                       240,139
                                                                   ------------
COMMERCIAL MORTGAGE BACKED SECURITIES-0.1%
Opteum Mortgage Acceptance Corp.
  Series 2005-5 Cl. 2A1B
  5.64%, 11/25/35 (d)
  (cost $99,998)                                          100           100,396
                                                                   ------------
SHORT-TERM INVESTMENT-13.9%
TIME DEPOSIT-13.9%
The Bank of New York
  3.25% 1/03/06
  (cost $10,308,000)                                 $ 10,308        10,308,000
                                                                   ------------
TOTAL INVESTMENTS-109.8%
  (cost $75,648,114)                                                 81,333,827
Other assets less liabilities-(9.8%)                                 (7,262,972)
                                                                   ------------
NET ASSETS-100%                                                    $ 74,070,855
                                                                   ============


FINANCIAL FUTURES CONTRACTS PURCHASED (SEE NOTE D)

            NUMBER OF   EXPIRATION   ORIGINAL       VALUE AT        UNREALIZED
  TYPE      CONTRACTS      MONTH      VALUE    DECEMBER 31, 2005   APPRECIATION
-------------------------------------------------------------------------------
Euro Stoxx                  March
50 Index        1           2006      $41,857        $42,478           $621


(a)  Non-income producing security.

(b) Floating rate security. Stated interest rate was in effect at December 31, 2005

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate market value of these securities amounted to $353,361 or 0.5% of net assets.

(d)  Variable rate coupon, rate shown as of December 31, 2005.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2005.

Glossary of Terms:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
TBA - To Be Assigned-Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See Notes to Financial Statements.


15


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $75,648,114)           $ 81,333,827
  Foreign cash, at value (cost $207,661)                                208,639
  Receivable for investment securities sold and foreign
    currency contracts                                                1,880,020
  Receivable for capital stock sold                                     294,212
  Dividends and interest receivable                                     255,105
                                                                   ------------
  Total assets                                                       83,971,803
                                                                   ------------
LIABILITIES
  Due to custodian                                                        9,216
  Payable for investment securities purchased and foreign
    currency contracts                                                9,726,887
  Advisory fee payable                                                   32,809
  Distribution fee payable                                               13,631
  Payable for capital stock redeemed                                      6,904
  Foreign capital gain tax payable                                        1,410
  Payable for variation margin on futures contracts                         367
  Transfer agent fee payable                                                 53
  Accrued expenses                                                      109,671
                                                                   ------------
  Total liabilities                                                   9,900,948
                                                                   ------------
NET ASSETS                                                         $ 74,070,855
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $      6,528
  Additional paid-in capital                                         68,235,744
  Undistributed net investment income                                   440,930
  Accumulated net realized loss on investment and foreign
    currency transactions                                              (297,794)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                       5,685,447
                                                                   ------------
                                                                   $ 74,070,855
                                                                   ============
CLASS A SHARES
  Net assets                                                       $  9,745,572
                                                                   ============
  Shares of capital stock outstanding                                   855,997
                                                                   ============
  Net asset value per share                                        $      11.39
                                                                   ============
CLASS B SHARES
  Net assets                                                       $ 64,325,283
                                                                   ============
  Shares of capital stock outstanding                                 5,672,197
                                                                   ============
  Net asset value per share                                        $      11.34
                                                                   ============


See Notes to Financial Statements.


16


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                      $    870,266
  Dividends (net of foreign taxes withheld of $27,867)               559,907
                                                                ------------
  Total investment income                                          1,430,173
                                                                ------------
EXPENSES
  Advisory fee                                                       282,736
  Distribution fee -- Class B                                        105,519
  Custodian                                                          336,794
  Administrative                                                      75,250
  Audit                                                               41,750
  Printing                                                            21,372
  Legal                                                                3,080
  Directors' fees                                                      1,000
  Transfer agency                                                        794
  Miscellaneous                                                       19,826
                                                                ------------
  Total expenses                                                     888,121
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                    (166,456)
                                                                ------------
  Net expenses                                                       721,665
                                                                ------------
  Net investment income                                              708,508
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                         (445,780)
    Futures                                                          218,044
    Foreign currency transactions                                   (190,218)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                    4,432,600(a)
    Futures                                                          (34,447)
    Foreign currency denominated assets and liabilities                2,864
                                                                ------------
  Net gain on investment and foreign currency transactions         3,983,063
                                                                ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $  4,691,571
                                                                ============


(a)  Net of accrued foreign capital gains taxes of $1,410.

See Notes to Financial Statements.


17


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                      JULY 1,
                                                   YEAR ENDED       2004(a) TO
                                                   DECEMBER 31,     DECEMBER 31,
                                                      2005             2004
                                                  ============     ============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                           $    708,508     $    119,251
  Net realized gain (loss) on investment
    and foreign currency transactions                 (417,954)          71,945
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and
    liabilities                                      4,401,017        1,284,430
                                                  ------------     ------------
  Net increase in net assets from operations         4,691,571        1,475,626
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                            (41,650)              -0-
    Class B                                           (176,967)              -0-
  Net realized gain on investment and
    foreign currency transactions
    Class A                                            (22,100)              -0-
    Class B                                            (97,897)              -0-
CAPITAL STOCK TRANSACTIONS
  Net increase                                      42,763,265       25,479,007
                                                  ------------     ------------
  Total increase                                    47,116,222       26,954,633
NET ASSETS
  Beginning of period                               26,954,633               -0-
                                                  ------------     ------------
  End of period (including undistributed
    net investment income of $440,930 and
    $137,338, respectively)                       $ 74,070,855     $ 26,954,633
                                                  ============     ============


(a)  Commencement of operations.

See Notes to Financial Statements.


18


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Balanced Wealth Strategy Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


19


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2005 the Adviser waived fees in the amount of $91,206.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $75,250 for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005, amounted to $78,223, of which $4,129 and $0, respectively was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  66,160,855    $  40,250,139
U.S. government securities                          44,529,691       26,726,158

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                              $  76,063,261
                                                                  =============
Gross unrealized appreciation                                     $   5,867,485
Gross unrealized depreciation                                          (596,919)
                                                                  -------------
Net unrealized appreciation                                       $   5,270,566
                                                                  =============

1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these


21


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2005, the Portfolio had no transactions in written options.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                                      JULY 1,                        JULY 1,
                      YEAR ENDED    2004(a) TO      YEAR ENDED     2004(a) TO
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold                   -0-      850,000   $          -0-  $   8,500,000
Shares issued in
  reinvestment
  of dividends and
  distributions            5,997            -0-         63,750              -0-
                     ------------  ------------  --------------  --------------
Net increase               5,997       850,000   $      63,750   $   8,500,000
                     ===========   ===========   =============   =============

CLASS B
Shares sold            4,906,020     1,731,943   $  52,487,529   $  17,574,843
Shares issued in
  reinvestment
  of dividends and
  distributions           25,930            -0-        274,863              -0-
Shares redeemed         (933,519)      (58,177)    (10,062,877)       (595,836)
                     ------------  ------------  --------------  --------------
Net increase           3,998,431     1,673,766   $  42,699,515   $  16,979,007
                     ===========   ===========   =============   =============

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.


23


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE: H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $      335,465   $           -0-
  Net long-term capital gains                        3,149               -0-
                                            --------------   --------------
Total distributions paid                    $      338,614   $           -0-
                                            ==============   ==============


NOTE I: COMPONENT OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $    676,674
Accumulated capital and other losses                               (118,391)(a)
Unrealized appreciation/(depreciation)                            5,270,300(b)
                                                               ------------
Total accumulated earnings/(deficit)                           $  5,828,583
                                                               ============

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $112,135, all of which expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net foreign currency losses and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October foreign currency losses of $2,960, and post-October passive foreign investment company losses of $3,296.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, the tax character of gains/losses on disposition of passive foreign investment companies, the tax character of distributions, and the tax treatment of paydown gains/losses resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds, including certain of the Fund's portfolios. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee for those portfolios.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the


25


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


26


BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS A
                                                 ===============================
                                                                 JULY 1, 2004(a)
                                                    YEAR ENDED          TO
                                                   DECEMBER 31,    DECEMBER 31,
                                                       2005            2004
                                                 ==============   ==============
Net asset value, beginning of period                 $10.69          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                            .18             .07
Net realized and unrealized gain on investment
  and foreign currency transactions                     .60             .62
Net increase in net asset value from operations         .78             .69

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                   (.05)             -0-
Distributions from net realized gain on
  investment and foreign currency transactions         (.03)             -0-
Total dividends and distributions                      (.08)             -0-
Net asset value, end of period                       $11.39          $10.69

TOTAL RETURN
Total investment return based on net
  asset value (d)                                      7.30%           6.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $9,746          $9,089
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements          1.20%           1.20%(e)
  Expenses, before waivers and reimbursements          1.54%           2.87%(e)
  Net investment income (c)                            1.64%           1.36%(e)
Portfolio turnover rate                                 139%             44%


See footnote summary on page 28.


27


BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS B
                                                 ===============================
                                                                 JULY 1, 2004(A)
                                                    YEAR ENDED          TO
                                                   DECEMBER 31,    DECEMBER 31,
                                                      2005             2004
                                                 ==============   ==============
Net asset value, beginning of period                 $10.67          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                            .15             .06
Net realized and unrealized gain on investment
  and foreign currency transactions                     .60             .61
Net increase in net asset value from
  operations                                            .75             .67

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                   (.05)             -0-
Distributions from net realized gain on
  investment and foreign currency
  transactions(.03)-0-
Total dividends and distributions                      (.08)             -0-
Net asset value, end of period                       $11.34          $10.67

TOTAL RETURN
Total investment return based on net
  asset value (d)                                      7.01%           6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $64,325         $17,866
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements          1.45%           1.45%(e)
  Expenses, before waivers and reimbursements          1.77%           3.34%(e)
  Net investment income (c)                            1.31%           1.49%(e)
Portfolio turnover rate                                 139%             44%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


28


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statements of operations and changes in net assets, and the financial highlights for each of the two periods in the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for each of the two periods in the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 6, 2006



TAX INFORMATION (UNAUDITED)

For corporate sharehlders, 49% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2005 qualifies for the corporate dividends received deduction.


29


BALANCED WEALTH STRATEGY PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Balanced Wealth Strategy Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                              VOTED FOR       WITHHELD AUTHORITY
                          -----------------   ------------------
Ruth Block                   340,957,741          10,273,156
David H. Dievler             340,333,752          10,897,144
John H. Dobkin               340,541,359          10,689,538
Michael J. Downey            340,895,582          10,335,314
William H. Foulk, Jr.        340,477,311          10,753,585
D. James Guzy                340,313,267          10,917,629
Marc O. Mayer                340,857,320          10,373,576
Marshall C. Turner, Jr.      340,480,301          10,750,596


2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                                   VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                               ---------------  -------------  --------------  ----------------
                                                  329,393,925      7,649,880      14,187,089                0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                                   VOTED FOR    VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                               ---------------  -------------  --------------  ----------------
3.A.   Diversification                              5,175,274         80,564         357,262               0

3.B.   Issuing Senior Securities                    5,360,054        112,490         140,556               0
       and Borrowing Money

3.D.   Concentration of Investments                 5,390,291         82,253         140,556               0

3.E.   Real Estate and Companies that               5,439,134        100,178          73,787               0
       Deal in Real Estate

3.F.   Commodities, Commodity                       5,445,698         98,490          68,912               0
       Contracts and Futures Contracts

3.G.   Loans                                        5,445,698         98,490          68,912               0

3.I.   Exercising Control                           5,400,095         72,449         140,556               0

3.N.   Pledging, Hypothecating,                     5,355,178        112,490         145,432               0
       Mortgaging, or Otherwise
       Encumbering Assets

4.A.   The reclassification of the Portfolio's      4,615,020        624,124         373,956               0
       fundamental investment objective as
       non-fundamental with no change to
       the investment objective.



30


BALANCED WEALTH STRATEGY
PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), Chairman
MARC O. MAYER, President
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
MICHAEL J. DOWNEY (1)
D. JAMES GUZY (1)
MARSHALL C. TURNER, JR. (1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer SETH J. MASTERS (2), Vice President
EMILIE D. WRAPP, Secretary
MARK D. GERSTEN, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. Day-to-day responsibilities for coordinating the Portfolio's investments resides with Seth J. Masters, the Chief Investment Officer of the Blend Investment Policy Team.


31


BALANCED WEALTH STRATEGY
PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
   NAME, ADDRESS,                            PRINCIPAL                                 COMPLEX       DIRECTORSHIP
   DATE OF BIRTH                            OCCUPATION(S)                            OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of Alliance Capital          106     SCB Partners, Inc.;
1345 Avenue of the Americas        Management Corporation ("ACMC") since                              SCB, Inc.
New York, NY 10105                 2001 and Chairman of the Board of
10/2/57                            AllianceBernstein Investment Research and
(2005)                             Management, Inc. ("ABIRM") since 2000;
                                   prior thereto, Chief Executive Officer of Sanford
                                   C. Bernstein & Co., LLC (institutional research
                                   and brokerage arm of Bernstein & Co. LLC
                                   ("SCB & Co.")) and its predecessor since prior
                                   to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **       Investment adviser and an independent                 108             None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
Chairman of the Board              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief           106             None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals), Tandem
                                   Financial Group and Donaldson, Lufkin &
                                   Jenrette Securities Corporation; Governor
                                   at Large, National Association of Securities
                                   Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December 1994,          107             None
P.O. Box 167                       he was Senior Vice President of ACMC responsible
Spring Lake, NJ 07762              for mutual fund administration. Prior to joining
10/23/29                           ACMC in 1984, he was Chief Financial Officer of
(1990)                             Eberstadt Asset Management since 1968. Prior to
                                   that, he was a Senior Manager at Price Waterhouse
                                   & Co. Member of American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly President of Save Venice,        106             None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.



32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
   NAME, ADDRESS,                            PRINCIPAL                                 COMPLEX       DIRECTORSHIP
   DATE OF BIRTH                            OCCUPATION(S)                            OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #               Consultant since January 2004. Formerly               106     Asia Pacific Fund, Inc.,
c/o Alliance Capital               managing partner of Lexington Capital, LLC                     and The Merger Fund
Management L.P.                    (investment advisory firm) from December
1345 Avenue of the Americas        1997 until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential Mutual Fund
Attn: Philip L. Kirstein           Management from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX Technology               106       Intel Corporation
P.O. Box 128                       (semi-conductors) and of SRC Computers Inc.,                    (semi-conductors);
Glenbrook, NV 89413                with which he has been associated since prior               Cirrus Logic Corporation
3/7/36                             to 2001. He is also President of the Arbor                      (semi-conductors);
(2005)                             Company (private family investments).                         Novellus Corporation
                                                                                               (semi-conductor equipment);
                                                                                                   Micro Component
                                                                                                     Technology
                                                                                               (semi-conductor equipment);
                                                                                                   the Davis Selected
                                                                                                    Advisors Group of
                                                                                                    Mutual Funds; and
                                                                                                       LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                 106     Toppan Photomasks, Inc.;
220 Montgomery Street              conductor manufacturing services), Austin,                       the George Lucas
Penthouse 10                       Texas, from 2003 to present, and President                     Educational Foundation;
San Francisco, CA 94104-3402       since company acquired in 2005, and name                        and Chairman of the
10/10/41                           changed from DuPont Photomasks. Prior to the                       Board of the
(2005)                             company's sale in 2005, he was Chairman and                    Smithsonian's National
                                   CEO. He has also been Principal of Turner                         Museum of Natural
                                   Venture Associates since 1993.                                        History



*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


33


BALANCED WEALTH STRATEGY
PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*            PRINCIPAL POSITION(S) HELD                    PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                    WITH FUND                             DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                   President and Chief          See biography above.
10/2/57                         Executive Officer

Philip L. Kirstein              Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                         and Independent              Officer of the AllianceBernstein Funds, with which
                                Compliance Officer           he has been associated since October 2004. Prior
                                                             thereto, he was Of Counsel to Kirkpatrick & Lockhart,
                                                             LLP from October 2003 to October 2004, and General
                                                             Counsel of Merrill Lynch Investment Managers, L.P.
                                                             since prior to 2001 until March 2003.

Seth J. Masters                 Vice President               Executive Vice President of ACMC** and Chief
6/4/59                                                       Investment Officer of Style Blend and Core Equity
                                                             Services and head of the U.S. and Global Style Blend
                                                             teams since prior to 2001.

Emilie D. Wrapp                 Secretary                    Senior Vice President, Assistant General Counsel and
11/13/55                                                     Assistant Secretary of ABIRM**, with which she has
                                                             been associated since prior to 2001.

Mark D. Gersten                 Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                         Financial Officer            Services, Inc. ("AGIS")** and Vice President of
                                                             ABIRM**, with which he has been associated since
                                                             prior to 2001.

Thomas R. Manley                Controller                   Vice President of ACMC**, with which
8/3/51                                                       he has been associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB&Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


34


BALANCED WEALTH STRATEGY
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Balanced Wealth Strategy Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


35


BALANCED WEALTH STRATEGY
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that the Adviser had waived reimbursement payments from the Portfolio since inception in light of the expense caps currently in effect for the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for July 1, 2004 (inception) to December 31, 2004. The directors also reviewed information for the same period that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser's relationship with the Portfolio was not profitable to it.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 15 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 35 funds in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-year period, and as compared to a composite index (consisting of 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers U.S. Aggregate Index) (the "Index") for periods ended September 30,


37


BALANCED WEALTH STRATEGY
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2005 over the year to date, 1-year and since inception periods (July 2004 inception). The directors noted that in the Performance Group and Performance Universe comparisons, the Portfolio was in the 2nd quintile in the 1-year period. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity and fixed income securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 41 basis points had been waived by the Adviser. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment objective and strategies as the Portfolio for the same fee rate as the Portfolio. The directors further noted that the Portfolio's total expense ratio, which had been capped by the Adviser, was significantly higher than the medians for the Expense Group and Expense Universe. The Adviser explained that the Portfolio's relatively high expense ratio was in part due to the Portfolio's small size (the Portfolio's net asset value was less than $70 million as of September 30, 2005). The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. They concluded that the Portfolio's expense ratio was acceptable in the Portfolio's particular circumstances. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


39


BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Balanced Wealth Strategy Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                           ADVISORY FEE
                      BASED ON % OF AVERAGE
CATEGORY                DAILY NET ASSETS                         FUND
-------------------------------------------------------------------------------
Balanced             55 bp on 1st $2.5 billion            Balanced Wealth
                     45 bp on next $2.5 billion           Strategy Portfolio
                     40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                            AS A % OF AVERAGE
FUND                                        AMOUNT(3)        DAILY NET ASSETS
-------------------------------------------------------------------------------
Balanced Wealth Strategy Portfolio4         $34,500               0.41%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(3) The Fund commenced operations on July 1, 2004. Therefore, the reimbursement amount to the Advisor is for a 6 month period.

(4)  The expense reimbursement has been waived by the Adviser.


40


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.

                      EXPENSE CAP PURSUANT TO      GROSS
                         EXPENSE LIMITATION       EXPENSE
FUND                       UNDERTAKING             RATIO      FISCAL YEAR END
-------------------------------------------------------------------------------
Balanced Wealth          Class A  1.20%            2.87%        December 31
Strategy Portfolio       Class B  1.45%            3.34%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)


(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.


41


BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                            EFFECTIVE            LIPPER
                            MANAGEMENT            GROUP
FUND                           FEE               MEDIAN              RANK
-------------------------------------------------------------------------------
Balanced Wealth               0.550               0.720              2/15
Strategy Portfolio

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                    LIPPER      LIPPER     LIPPER      LIPPER
                       EXPENSE     UNIVERSE    UNIVERSE     GROUP      GROUP
FUND                 RATIO(%)(8)   MEDIAN(%)     RANK      MEDIAN(%)    RANK
-------------------------------------------------------------------------------
Balanced Wealth         1.201       0.792       34/36       0.900      14/15
Strategy Portfolio

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser did not earn a profit during calendar 2004 primarily as a result of the Adviser having to reimburse the Fund for additional expenses incurred above the Funds expense cap limitation.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  Most recent fiscal year end Class A share total expense ratio.


42


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                            12B-1 FEE RECEIVED
----------------------------------------------------------------------
Balanced Wealth Strategy Portfolio                   $10,258


The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                    ADVISER
                                                  PAYMENTS TO
FUND                                                 ABIRM
----------------------------------------------------------------------
Balanced Wealth Strategy Portfolio                  $113,088

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $409 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


43


BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

BALANCED WEALTH STRATEGY PORTFOLIO                GROUP            UNIVERSE
-------------------------------------------------------------------------------
1 year                                             4/15              9/35

Set forth below are the 1 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                              PERIODS ENDING SEPTEMBER 30, 2005
                                                   ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                                             1 YEAR       SINCE INCEPTION
-------------------------------------------------------------------------------
BALANCED WEALTH STRATEGY PORTFOLIO                11.39             11.50

S&P 500 Index                                     12.25             11.82

Lehman Brothers Aggregate Bond Index               2.80              4.31

60% S&P 500 Index, 40% Lehman Brothers
Aggregate Bond Index                             8.47              8.82

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(10)  The performance rankings are for the Class A shares of the Fund.

(11)  The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(13)  The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

                      (This page left intentionally blank.)




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein
Variable Products Series Fund, Inc.


Annual Report
December 31, 2005


> AllianceBernstein Wealth Appreciation Strategy Portfolio



INVESTMENT PRODUCTS OFFERED
-----------------------------
o ARE NOT FDIC INSURED
o MAY LOSE VALUE
o ARE NOT BANK GUARANTEED
-----------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.



WEALTH APPRECIATION STRATEGY
PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 9, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks to achieve long-term growth of capital by investing in a portfolio of equity securities. The Portfolio is designed for investors who seek equity returns without regard to taxes but also want broad diversification of related risks across styles, capitalization ranges and geographic regions. Normally, the Portfolio's targeted blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Adviser will allow the Portfolio's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance toward the targeted blends. The Portfolio can also selectively invest in real estate investment trusts (REITs), which often provide attractive income, yet historically have had a low correlation to other asset classes that can make up the portfolio.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its balanced benchmark, a 70% / 30% blend of the Standard & Poor's (S&P) 500 Stock Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, respectively, for the one-year period ended December 31, 2005 and since the Portfolio's Class A shares inception on July 1, 2004.

For the annual reporting period ended December 31, 2005, the Portfolio outperformed its balanced benchmark by a substantial margin, with strong positive contribution coming from the Portfolio's U.S. equity investments. The Portfolio's performance was also enhanced by its strategic allocation to the real estate investment trust (REIT) market, which significantly outperformed the U.S. stock market in 2005, returning 12.16%, as measured by the NAREIT Equity Index.

Within the U.S. equity market, a renewed interest in growth stocks and large-cap companies created a supportive environment for strong contribution from the Portfolio's large-cap growth stock holdings. While several individual stocks contributed notably to performance, particularly in the information technology and health care sectors, the strength in the Portfolio's large-cap growth holdings was quite broad-based. The international equity markets also saw a renewed interest in growth stocks, although to a lesser extent than in the U.S. In this environment, the Portfolio's international growth holdings also turned in a strong performance, led by a variety of strong stock picks, particularly in the consumer discretionary sector.

MARKET REVIEW AND INVESTMENT STRATEGY

Global economic growth was resilient in 2005, remaining brisk despite a number of global concerns, including surging oil prices, looming inflationary pressures and several natural disasters. U.S. stocks ended the year in positive territory but fell short of previous years, while international stocks excelled, particularly in the emerging markets. With U.S. economic growth showing signs of decelerating, the stage was set for growth to outperform value, and growth stocks did not disappoint: large-cap growth stocks outperformed value stocks over the last three quarters of 2005. REITs continued to perform well in 2005, but were weighed down by concerns about potential inflation and the possibility of further interest rate hikes.

The Portfolio's U.S. equity holdings remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums, while the Portfolio's international holdings are seeking diverse opportunities across the globe, with a particular focus in emerging markets where the Portfolio's management team (the "Team") has identified a range of world-class companies trading at unusually large discounts.

As always, the Team remains focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the portfolios and ensuring that the Portfolio is aligned with its strategic asset allocation targets through its disciplined rebalancing process.


1


WEALTH APPRECIATION STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Standard & Poor's (S&P) 500 Stock Index nor the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Wealth Appreciation Strategy Portfolio.

A Word About Risk

The Portfolio allocates its investments among multiple asset classes which will include U.S. and foreign securities. Within each of these, the Portfolio will also allocate its investments in different types of securities, such as growth and value stocks and real estate investment trusts. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. The Portfolio systematically rebalances its allocations in these asset classes to maintain their target weightings. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


2


WEALTH APPRECIATION STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                     Returns
THE PORTFOLIO VS. ITS BENCHMARK      ------------------------------------------
PERIODS ENDED DECEMBER 31, 2005              1 Year           Since Inception*
-------------------------------------------------------------------------------
  AllianceBernstein Wealth
    Appreciation Strategy Portfolio
    Class A                                  11.22%               12.22%
-------------------------------------------------------------------------------
  AllianceBernstein Wealth
    Appreciation Strategy Portfolio
    Class B                                  10.93%               11.88%
-------------------------------------------------------------------------------
  70% S&P 500 Stock Index /
    30% MSCI EAFE Index                       7.50%               12.09%
-------------------------------------------------------------------------------
  S&P 500 Stock Index                         4.91%                8.91%
-------------------------------------------------------------------------------
  MSCI EAFE Index                            13.54%               19.50%
-------------------------------------------------------------------------------
* Since inception of the Portfolio's Class A and Class B shares on 7/1/04.


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
7/1/04* - 12/31/05


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO CLASS A: $11,889

70% S&P 500 STOCK INDEX / 30% MSCI EAFE INDEX: $11,859

S&P 500 STOCK INDEX: $11,363

MSCI EAFE INDEX: $13,058

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

           AllianceBernstein     70% S&P 500
          Wealth Appreciation    Stock Index /
           Strategy Portfolio      30% MSCI          S&P 500       MSCI EAFE
                Class A           EAFE Index       Stock Index       Index
-------------------------------------------------------------------------------
7/1/04*          10000               10000            10000          10000
12/31/04         10690               11032            10831          11501
12/31/05         11889               11859            11363          13058


* SINCE INCEPTION OF THE PORTFOLIO'S CLASS A SHARES ON 7/1/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Portfolio Class A shares (from 7/1/04* to 12/31/05) as compared to the performance of the Portfolio's balanced benchmark (70% S&P 500 Stock Index / 30% MSCI EAFE Index), as well as the components of the balanced benchmark by themselves. The chart assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.


3


WEALTH APPRECIATION STRATEGY PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  Beginning               Ending
Wealth Appreciation            Account Value           Account Value       Expenses Paid         Annualized
Strategy Portfolio               July 1, 2005        December 31, 2005     During Period*       Expense Ratio*
---------------------------------------------------------------------------------------------------------------
Class A
Actual                              $1,000               $1,115.42             $6.24                 1.17%
Hypothetical (5% return before
  expenses)                         $1,000               $1,019.31             $5.96                 1.17%

Class B
Actual                              $1,000               $1,112.80             $7.72                 1.45%
Hypothetical (5% return before
  expenses)                         $1,000               $1,017.90             $7.38                 1.45%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


WEALTH APPRECIATION STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Exxon Mobil Corp.                            $585,572               1.8%
Google, Inc. Cl. A                            477,089               1.5
General Electric Co.                          471,422               1.5
The Procter & Gamble Co.                      465,934               1.5
Citgroup, Inc.                                462,247               1.4
Apple Computer, Inc.                          454,704               1.4
QUALCOMM, Inc.                                430,800               1.4
Yahoo!, Inc.                                  427,062               1.3
American International Group, Inc.            417,908               1.3
Genentech, Inc.                               376,937               1.2
                                          -----------            ------
                                           $4,569,675              14.3%

SECTOR DIVERSIFICATION
December 31, 2005

SECTOR                                    U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Finance                                    $8,208,695              25.7%
Technology / Electronics                    4,862,855              15.2
Construction & Housing                      3,364,931              10.5
Medical                                     3,093,300               9.7
Energy                                      2,900,385               9.1
Consumer Cyclical                           2,588,767               8.1
Capital Equipment                           2,150,317               6.7
Consumer Staples                            2,002,180               6.3
Industrial Commodities                        855,763               2.7
Telecommunications                            734,876               2.3
Utilities                                     353,586               1.1
Transportation                                235,504               0.7
                                          -----------            ------
Total Investments*                         31,351,159              98.1
Cash and receivables, net of liabilities      606,671               1.9
                                          -----------            ------
Net Assets                                $31,957,830             100.0%

*    Excludes short-term investments.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


5


WEALTH APPRECIATION STRATEGY PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COUNTRY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
United States                             $19,936,233              62.4%
Japan                                       2,153,389               6.7
United Kingdom                              1,613,893               5.0
France                                      1,466,208               4.6
Switzerland                                 1,302,915               4.1
Bermuda                                       496,049               1.5
Germany                                       412,715               1.3
Australia                                     404,738               1.3
Canada                                        369,027               1.2
Netherlands                                   354,525               1.1
Israel                                        335,478               1.0
Other*                                      2,505,989               7.9
                                          -----------            ------
Total Investments**                        31,351,159              98.1
Cash and receivables, net of liabilities      606,671               1.9
                                          -----------            ------
Net Assets                                $31,957,830             100.0%


* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Belgium, Brazil, Finland, Greece, Hong Kong, Hungary, India, Ireland, Italy, Mexico, Norway, Panama, Peoples Republic of China, Singapore, South Africa, South Korea, Spain, Sweden and Taiwan.

**   Excludes short-term investments.


6


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-98.1%
UNITED STATES
  INVESTMENTS-62.4%
FINANCE-16.7%
BANKING-7.2%
Bank of America Corp.                             7,850         $362,278
Citigroup, Inc.                                   9,525          462,247
Comerica, Inc.                                    1,100           62,436
Fannie Mae                                        2,200          107,382
Freddie Mac                                       1,700          111,095
Huntington Bancshares, Inc.                       2,000           47,500
JPMorgan Chase & Co.                              7,900          313,551
KeyCorp                                             500           16,465
Mellon Financial Corp.                            1,900           65,075
National City Corp.                               2,350           78,890
Northern Trust Corp.                              2,200          114,004
PNC Financial Services
Group, Inc.                                         400           24,732
SunTrust Banks, Inc.                              1,125           81,855
UBS AG                                            1,100          104,665
US Bancorp                                        2,000           59,780
Wachovia Corp.                                    3,500          185,010
Wells Fargo & Co.                                 1,600          100,528
                                                             ------------
                                                               2,297,493

FINANCIAL SERVICES-4.0%
Federated Investors, Inc.                         1,050           38,892
Franklin Resources, Inc.                          2,200          206,822
Legg Mason, Inc.                                  1,600          191,504
Lehman Brothers
  Holdings, Inc.                                    600           76,902
MBIA, Inc.                                          500           30,080
Merrill Lynch & Co., Inc.                         4,000          270,920
Morgan Stanley                                    2,500          141,850
Prudential Financial, Inc.                          150           10,979
The Goldman Sachs
  Group, Inc.                                     2,200          280,962
Waddell & Reed
  Financial, Inc.                                   900           18,873
                                                             ------------
                                                               1,267,784

INSURANCE-5.5%
ACE Ltd.                                          1,500           80,160
AFLAC, Inc.                                       1,400           64,988
American International
  Group, Inc.                                     6,125          417,908
Genworth Financial, Inc.                          1,925           66,567
MetLife, Inc.                                     1,600           78,400
The Allstate Corp.                                  200           10,814
The Chubb Corp.                                     700           68,355
The Hartford Financial
  Services Group, Inc.                            1,025           88,037
The Progressive Corp.                               600           70,068
The St. Paul Travelers
  Cos., Inc.                                      2,225           99,391
Torchmark Corp.                                   1,000           55,600
UnitedHealth Group, Inc.                          4,800          298,272
UnumProvident Corp.                               2,700           61,425
WellPoint, Inc. (a)                               3,800          303,202
                                                             ------------
                                                               1,763,187
                                                             ------------
                                                               5,328,464

TECHNOLOGY /
  ELECTRONICS-11.8%
DATA PROCESSING-7.1%
Agere System, Inc. (a)                            2,000           25,800
Apple Computer, Inc. (a)                          6,325          454,704
Arrow Electronics, Inc. (a)                       1,350           43,241
Avnet, Inc. (a)                                   1,800           43,092
Electronic Arts, Inc. (a)                         2,775          145,160
Electronic Data Systems
  Corp.                                           2,600           62,504
EMC Corp. (a)                                     1,300           17,706
Google, Inc. Cl. A (a)                            1,150          477,089
Hewlett-Packard Co.                               6,600          188,958
International Business
  Machines Corp.                                    950           78,090
Microsoft Corp.                                   1,600           41,840
Network Appliance, Inc. (a)                       4,500          121,500
Sanmina-SCI Corp. (a)                             7,800           33,228
Solectron Corp. (a)                              11,500           42,090
Tech Data Corp. (a)                               1,300           51,584
Yahoo!, Inc. (a)                                 10,900          427,062
                                                             ------------
                                                               2,253,648

ELECTRICAL
  & ELECTRONICS-4.3%
ADC Telecommunications,
Inc. (a)                                          1,300           29,042
Broadcom Corp. Cl. A (a)                          7,100          334,765
Corning, Inc. (a)                                13,700          269,342
Juniper Networks, Inc. (a)                       13,000          289,900
QUALCOMM, Inc.                                   10,000          430,800
Tellabs, Inc. (a)                                 3,300           35,970
                                                             ------------
                                                               1,389,819

ELECTRONIC COMPONENTS
  & INSTRUMENTS-0.4%
Intel Corp.                                       1,700           42,432
Texas Instruments, Inc.                           3,000           96,210
                                                             ------------
                                                                 138,642
                                                             ------------
                                                               3,782,109

CONSUMER CYCLICAL-6.3%
BROADCASTING
  & PUBLISHING-1.7%
Comcast Corp. Cl. A (a)                           1,000           25,960
Comcast Corp. Special
  Cl. A (a)                                       2,750           70,648
Liberty Media Corp. Cl. A (a)                     2,200           17,314
The E.W. Scripps Co. Cl. A                        2,350          112,847
The Walt Disney Co.                               2,000           47,940
Time Warner, Inc.                                 9,300          162,192
Viacom, Inc. Cl. B (a)                            2,950           96,170
                                                             ------------
                                                                 533,071


7


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
BUSINESS & PUBLIC
  SERVICES-0.1%
The Interpublic Group of Cos.,
  Inc. (a)                                        4,200          $40,530
                                                             ------------
HOUSEHOLD - APPLIANCES/
  DURABLES-0.1%
Newell Rubbermaid, Inc.                           1,400           33,292
                                                             ------------
LEISURE & TOURISM-0.8%
Host Marriott Corp.                               3,025           57,324
McDonald's Corp.                                  3,100          104,532
Starbucks Corp. (a)                               2,200           66,022
Starwood Hotels & Resorts
  Worldwide, Inc.                                   575           36,720
                                                             ------------
                                                                 264,598

MERCHANDISING-3.3%
eBay, Inc. (a)                                    7,900          341,674
Limited Brands, Inc.                              2,500           55,875
Lowe's Cos., Inc.                                 4,100          273,306
Office Depot, Inc. (a)                            2,200           69,080
Target Corp.                                      5,650          310,580
                                                             ------------
                                                               1,050,515

RECREATION & OTHER
  CONSUMER-0.2%
Mattel, Inc.                                      3,100           49,042
                                                             ------------
TEXTILES & APPAREL-0.1%
Jones Apparel Group, Inc.                         1,500           46,080
                                                             ------------
                                                               2,017,128

ENERGY-5.5%
ENERGY EQUIPMENT
  & SERVICES-2.0%
ENSCO International, Inc.                         1,200           53,220
GlobalSantaFe Corp.                               2,100          101,115
Halliburton Co.                                   5,900          365,564
Rowan Cos., Inc. (a)                              1,300           46,332
Schlumberger Ltd.                                   700           68,005
                                                             ------------
                                                                 634,236

ENERGY SOURCES-3.5%
ChevronTexaco Corp.                               3,775          214,307
ConocoPhillips                                    3,050          177,449
Exxon Mobil Corp.                                10,425          585,572
Marathon Oil Corp.                                1,200           73,164
Occidental Petroleum Corp.                        1,000           79,880
                                                             ------------
                                                               1,130,372
                                                             ------------
                                                               1,764,608

MEDICAL-5.5%
HEALTH & PERSONAL
  CARE-5.5%
Amgen, Inc. (a)                                   2,100          165,606
Bristol-Myers Squibb Co.                          3,200           73,536
Caremark Rx, Inc. (a)                             2,200          113,938
Eli Lilly & Co.                                   1,150           65,079
Genentech, Inc. (a)                               4,075          376,937
Gilead Sciences, Inc. (a)                         2,675          140,785
HCA, Inc.                                           900           45,450
Medco Health Solutions, Inc. (a)                    600           33,480
Merck & Co., Inc.                                 4,475          142,350
Pfizer, Inc.                                     12,100          282,172
St. Jude Medical, Inc. (a)                        4,400          220,880
Tenet Healthcare Corp. (a)                        2,300           17,618
Ventas, Inc.                                        500           16,010
Wyeth                                             1,200           55,284
                                                             ------------
                                                               1,749,125

CONSUMER STAPLES-4.5%
BEVERAGES &
  TOBACCO-1.3%
Altria Group, Inc.                                2,800          209,216
Kraft Foods, Inc.                                   800           22,512
PepsiCo, Inc.                                       900           53,172
The Coca-Cola Co.                                 2,550          102,791
UST, Inc.                                         1,000           40,830
                                                             ------------
                                                                 428,521

FOOD & HOUSEHOLD
  PRODUCTS-3.2%
Conagra Foods, Inc.                               3,100           62,868
General Mills, Inc.                               1,200           59,184
Kellogg Co.                                         500           21,610
Safeway, Inc.                                     2,300           54,418
SUPERVALU, Inc.                                   1,300           42,224
The Clorox Co.                                    1,000           56,890
The Kroger Co. (a)                                3,000           56,640
The Procter & Gamble Co.                          8,050          465,934
Walgreen Co.                                      2,000           88,520
Whole Foods Market, Inc.                          1,300          100,607
                                                             ------------
                                                               1,008,895
                                                             ------------
                                                               1,437,416

CONSTRUCTION
  & HOUSING-4.3%
BUILDING MATERIALS-0.2%
Martin Marietta Materials, Inc.                     325           24,934
Vulcan Materials Co.                                700           47,425
                                                             ------------
                                                                  72,359

REAL ESTATE-4.1%
Alexandria Real Estate
  Equities, Inc.                                    545           43,873
Archstone-Smith Trust                             1,100           46,079
AvalonBay Communities, Inc.                         450           40,163
Boston Properties, Inc.                             675           50,038
Brookfield Properties Co.                         1,475           43,395
Camden Property Trust                               350           20,272
CarrAmerica Realty Corp.                            350           12,121
Corporate Office Properties
  Trust                                           1,300           46,202
Cousins Properties, Inc.                            300            8,490
Developers Diversified Realty
  Corp.                                             755           35,500


8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Digital Realty Trust, Inc.                          400           $9,052
EastGroup Properties, Inc.                          750           33,870
Equity Office Properties Trust                      650           19,715
Equity Residential                                1,500           58,679
Essex Property Trust, Inc.                          175           16,135
Federal Realty Investment Trust                     450           27,293
First Potomac Realty Trust                          600           15,960
General Growth Properties, Inc.                   2,025           95,154
Kimco Realty Corp.                                1,450           46,516
LaSalle Hotel Properties                            400           14,688
Maguire Properties, Inc.                            850           26,265
Mid-America Apartment
  Communities, Inc.                                 525           25,463
Pan Pacific Retail
Properties, Inc.                                    350           23,412
ProLogis                                          1,825           85,263
Public Storage, Inc.                                975           66,026
Reckson Associates
  Realty Corp.                                      350           12,593
Regency Centers Corp.                               750           44,213
Simon Property Group, Inc.                        1,500          114,944
SL Green Realty Corp.                               500           38,195
Sovran Self Storage, Inc.                           200            9,394
Strategic Hotel Capital, Inc.                       200            4,116
Sunstone Hotel Investors, Inc.                    1,075           28,563
Tanger Factory Outlet
  Centers, Inc.                                     650           18,681
The Macerich Co.                                    325           21,821
United Dominion Realty
  Trust, Inc.                                       900           21,096
Vornado Realty Trust                                700           58,428
Windrose Medical
  Properties Trust                                  650            9,659
                                                             ------------
                                                               1,291,327
                                                             ------------
                                                               1,363,686

CAPITAL EQUIPMENT-4.0%
AEROSPACE &
  DEFENSE-1.3%
Goodrich Corp.                                    1,000           41,100
Lockheed Martin Corp.                               700           44,541
Northrop Grumman Corp.                            1,525           91,668
The Boeing Co.                                    3,300          231,792
                                                             ------------
                                                                 409,101

AUTOMOBILES-0.5%
Autoliv, Inc.                                     1,000           45,420
BorgWarner, Inc.                                    800           48,504
Cooper Tire & Rubber Co.                            700           10,724
Johnson Controls, Inc.                              450           32,810
Lear Corp.                                          800           22,768
                                                             ------------
                                                                 160,226

INDUSTRIAL
  COMPONENTS-0.2%
Eaton Corp.                                         800           53,672
                                                             ------------
MULTI-INDUSTRY-2.0 %
Crane Co.                                           700           24,689
Emerson Electric Co.                                400           29,880
General Electric Co.                             13,450          471,422
Hubbell, Inc. Cl. B                                 900           40,608
SPX Corp.                                           800           36,616
Textron, Inc.                                       600           46,188
                                                             ------------
                                                                 649,403
                                                             ------------
                                                               1,272,402

TELECOMMUNICATIONS-1.5%
American Tower Corp.
  Cl. A (a)                                         700           18,970
AT&T, Inc.                                        2,700           66,123
BellSouth Corp.                                     900           24,390
Crown Castle International
  Corp. (a)                                       2,000           53,820
Sprint Nextel Corp.                               5,800          135,488
Verizon Communications, Inc.                      6,075          182,979
                                                             ------------
                                                                 481,770

INDUSTRIAL
  COMMODITIES-0.9%
CHEMICAL-0.5%
E.I. Du Pont de Nemours & Co.                     1,100           46,750
PPG Industries, Inc.                              1,125           65,138
The Lubrizol Corp.                                  800           34,744
                                                             ------------
                                                                 146,632

FOREST & PAPER-0.3%
Kimberly-Clark Corp.                              1,275           76,053
Smurfit-Stone Container
  Corp. (a)                                       1,800           25,506
                                                             ------------
                                                                 101,559

MISCELLANEOUS
MATERIALS-0.1%
Owens-Illinois, Inc. (a)                          1,900           39,976
                                                             ------------
                                                                 288,167

UTILITIES-0.8%
ELECTRIC & GAS
  UTILITY-0.8%
American Electric Power
  Co., Inc.                                       1,100           40,799
Entergy Corp.                                     1,050           72,082
Exelon Corp.                                        175            9,300
Northeast Utilities                               1,600           31,504
Pinnacle West Capital Corp.                       1,200           49,620
Wisconsin Energy Corp.                            1,200           46,872
                                                             ------------
                                                                 250,177


9


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
TRANSPORTATION-0.6%
TRANSPORTATION - ROAD
  & RAIL-0.6%
Burlington Northern Santa Fe
  Corp.                                             500          $35,410
CSX Corp.                                         1,200           60,924
Norfolk Southern Corp.                            1,800           80,694
Union Pacific Corp.                                 300           24,153
                                                             ------------
                                                                 201,181

Total United States Investments
  (cost $17,668,567)                                          19,936,233
                                                             ------------
FOREIGN
  INVESTMENTS-35.7%
AUSTRALIA-1.3%
Aristocrat Leisure Ltd.                           4,572           41,069
Centro Properties Group                           2,900           13,413
DB Rreef Trust                                   14,407           14,640
General Property Trust                            8,700           26,102
Macquarie CountryWide Trust                       7,591           10,991
Macquarie Goodman Group                           6,607           23,116
QBE Insurance Group Ltd.                          3,332           47,590
Rinker Group Ltd.                                 3,001           35,906
Stockland                                         4,452           21,151
Valad Property Group                             13,479           13,297
Westfield Group                                  11,869          157,463
                                                             ------------
                                                                 404,738

BELGIUM-0.3%
Delhaize Group                                    1,400           91,654
                                                             ------------
BERMUDA-1.5%
Marvell Technology Group
  Ltd. (a)                                        5,400          302,886
Nabors Industries Ltd. (a)                        2,550          193,163
                                                             ------------
                                                                 496,049

BRAZIL-0.5%
Petroleo Brasileiro, SA
  (ADR) (a)                                       2,200          145,754
                                                             ------------
CANADA-1.2%
Allied Properties Real Estate
  Investment Trust                                1,300           18,956
Boardwalk Real Estate
  Investment Trust                                  825           15,039
Borealis Retail Real Estate
  Investment Trust                                1,750           24,599
Canadian Apartment Properties
  Real Estate                                       900           12,504
Canadian Natural Resources
  Ltd.                                            1,900           94,195
Canadian Real Estate
  Investment Trust                                1,300           25,196
Cominar Real Estate
  Investment Trust                                1,300           21,550
Dundee Real Estate
  Investment Trust                                  400            8,843
H&R Real Estate Investment
  Trust                                           1,850           33,103
InnVest Real Estate
  Investment Trust                                  700            7,551
RioCan Real Estate
  Investment Trust                                3,650           71,559
Summit Real Estate
  Investment Trust                                1,700           35,932
                                                             ------------
                                                                 369,027

FINLAND-0.0%
Sponda Oyj                                        1,850           17,423
                                                             ------------
FRANCE-4.6%
Arcelor                                           4,700          116,395
Assurance Generales
  de France                                       1,000           99,062
Bail Investissement Fonciere                        500           26,329
BNP Paribas, SA                                   1,375          111,076
Business Objects, SA (a)                          1,599           64,733
CapGemini, SA (a)                                 1,784           71,801
Credit Agricole, SA                               2,260           71,053
European Aeronautic Defence
  and Space Co.                                   2,090           78,817
Klepierre                                           750           70,405
Renault, SA                                       1,600          130,277
Sanofi Aventis                                    1,400          122,566
Societe Generale                                    600           73,736
Total, SA                                           879          221,661
Unibail                                           1,125          149,642
Vinci, SA                                           681           58,655
                                                             ------------
                                                               1,466,208

GERMANY-1.3%
Continental AG                                    1,300          115,140
E.On AG (a)                                       1,000          103,409
MAN AG                                            1,000           53,327
Muenchener
  Rueckversicherungs-
  Gesellschaft AG                                   700           94,886
SAP AG                                              255           45,953
                                                             ------------
                                                                 412,715

GREECE-0.2%
EFG Eurobank Ergasias                             1,133           35,791
National Bank of Greece, SA                         835           35,536
                                                             ------------
                                                                  71,327

HONG KONG-0.7%
Esprit Holdings Ltd.                              1,500           10,640
Henderson Land Development
  Co., Ltd.                                       5,000           23,475
Kerry Properties Ltd.                            16,800           44,532
Li & Fung Ltd.                                   14,000           26,938
Sun Hung Kai Properties Ltd.                     11,700          113,634
                                                             ------------
                                                                 219,219

HUNGARY-0.2%
Mol Magyar Olaj-es
  Gazipari Rt                                       600           56,308


10


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
INDIA-0.2%
Infosys Technologies Ltd.                           939          $62,521
                                                             ------------
IRELAND-0.5%
Anglo Irish Bank Corp., Plc                       3,950           59,785
CRH Plc                                           3,019           88,688
                                                             ------------
                                                                 148,473

ISRAEL-1.0%
Teva Pharmaceutical Industries
  Ltd. (ADR)                                      7,800          335,478
                                                             ------------
ITALY-0.9%
Beni Stabili SpA                                 12,300           11,865
Buzzi Unicem SpA                                  1,300           20,368
Eni S.p.A.                                        6,878          192,188
Luxottica Group SpA                               2,298           58,385
                                                             ------------
                                                                 282,806

JAPAN-6.7%
Aeon Credit Service Co., Ltd.                       600           56,776
Canon, Inc.                                       1,800          105,660
Denso Corp.                                       2,600           90,014
East Japan Railway Co.                                5           34,323
Honda Motor Co., Ltd.                             2,100          121,198
Hoya Corp.                                        3,200          115,020
Japan Retail Fund Investment
  Corp.                                               6           46,536
Japan Tobacco, Inc.                                   6           87,727
JFE Holdings, Inc.                                3,500          117,123
Mitsubishi Corp.                                  6,400          141,304
Mitsubishi UFJ Financial
  Group, Inc.                                         8          108,942
Mitsui & Co. Ltd.                                 5,000           64,243
Mitsui Fudosan Co., Ltd.                          5,900          119,450
Nippon Building Fund, Inc.                            9           75,718
Nitto Denko Corp.                                 1,200           93,495
Nomura Holdings, Inc.                             6,300          121,273
Orix Corp.                                          500          127,265
Shimamura Co., Ltd.                                 400           55,275
Sumitomo Electric Industries
  Ltd.                                            2,700           41,011
Sumitomo Mitsui Financial
  Group, Inc.                                        19          200,723
Takeda Pharmaceutical
  Co., Ltd.                                         900           48,766
Toyota Motor Corp.                                1,800           94,039
Yamada Denki Co., Ltd.                              700           87,508
                                                             ------------
                                                               2,153,389

MEXICO-0.5%
America Movil, SA de C.V.
  Series L (ADR)                                  2,300           67,298
Grupo Televisa, SA (ADR)                            700           56,350
Wal-Mart de Mexico, SA
  de CV                                           5,400           29,965
                                                             ------------
                                                                 153,613

NETHERLANDS-1.1%
Eurocommercial Properties
  NV                                                310           10,637
ING Groep NV                                      8,001          277,554
Rodamco Europe NV                                   655           54,560
Wereldhave NV                                       125           11,774
                                                             ------------
                                                                 354,525

NORWAY-0.1%
Norsk Hydro ASA                                     290           29,840
                                                             ------------
PANAMA-0.2%
Carnival Corp.                                    1,100           58,817
                                                             ------------
PEOPLES REPUBLIC
  OF CHINA-0.2%
China Petroleum & Chemical
  Corp.                                          94,000           46,841
China Shenhua Energy Co.,
  Ltd. (a)                                       18,000           19,826
                                                             ------------
                                                                  66,667

SINGAPORE-0.9%
Ascendas Real Estate
  Investment Trust Cl. A (a)                     58,595           68,657
CapitaMall Trust (a)                             49,800           67,030
Flextronics International
  Ltd. (a)                                        6,200           64,728
Singapore Telecommunications
  Ltd.                                           63,000           98,655
                                                             ------------
                                                                 299,070

SOUTH AFRICA-0.3%
Naspers Ltd.                                      2,179           38,644
Standard Bank Group Ltd.                          4,000           48,006
                                                             ------------
                                                                  86,650

SOUTH KOREA-0.8%
Kookmin Bank (a)                                  1,230           92,701
Posco                                               320           63,668
Samsung Electronics Co.,
  Ltd.                                               80           51,469
Shinhan Financial Group Co.,
  Ltd. (a)                                        1,340           53,895
                                                             ------------
                                                                 261,733

SPAIN-0.5%
Banco Bilbao Vizcaya                              3,652           65,202
Inmobiliaria Colonial                               300           17,021
Repsol YPF, SA                                    3,000           87,818
                                                             ------------
                                                                 170,041

SWEDEN-0.4%
Atlas Copco AB CI. A                              2,109           46,979
Svenska Cellulosa AB CI. B                        1,100           41,119
Telefonaktiebolaget LM
  Ericsson                                       12,878           44,371
                                                             ------------
                                                                 132,469


11


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
SWITZERLAND-4.1%
Alcon, Inc.                                       2,600         $336,961
Compagnie Financiere
  Richemont AG                                    1,640           71,395
Credit Suisse Group                               4,401          224,182
Nestle, SA CI. B                                    499          149,021
Nobel Biocare Holding AG                            271           59,655
Novartis AG                                       2,706          141,930
Roche Holding AG                                    972          145,742
Swiss Reinsurance                                   554           40,483
UBS AG                                            1,405          133,546
                                                             ------------
                                                               1,302,915

TAIWAN-0.5%
Hon Hai Precision Industry                        1,174            6,451
Quanta Computer, Inc. (GDR)                       5,200           36,495
Taiwan Semiconductor
  Manufacturing Co., Ltd.                        17,499           33,342
Taiwan Semiconductor
  Manufacturing Co.,
  Ltd. (ADR)                                      7,600           75,316
                                                             ------------
                                                                 151,604

UNITED KINGDOM-5.0%
A & J Mucklow Group Plc                             700            5,046
Aviva Plc                                         7,500           90,925
BAE Systems Plc                                  16,295          107,113
Barclays Plc                                      9,100           95,465
Billiton Plc                                      4,095           67,019
BP Plc                                            4,500           48,183
BRITISH AMERICAN TOBACCO PLC                      5,200          116,200
British Land Co. Plc                              2,831           51,955
Brixton Plc                                       1,950           14,493
Capital & Regional Plc                            1,516           22,582
Derwent Valley Holdings Plc                         800           19,815
Enterprise Inns Plc                               3,531           56,985
Friends Provident Plc                            13,180           42,944
GlaxoSmithKline Plc                               3,751           94,692
Hammerson Plc                                     2,350           41,344
HBOS Plc                                          5,730           97,760
J. Sainsbury Plc                                 14,200           76,995
Land Securities Group Plc                         2,361           67,629
Liberty International Plc                         1,100           18,573
Marks & Spencer Group Plc                         7,483           64,991
Persimmon Plc                                     2,000           43,216
Prudential Plc                                    1,400           13,261
Royal Bank of Scotland
  Group Plc                                       3,900          117,691
SABMiller Plc                                     2,369           43,167
Slough Estates Plc                                3,000           30,852
Vodafone Group Plc                               40,500           87,153
Wolseley Plc                                        430            9,067
Xstrata Plc                                       2,940           68,777
                                                             ------------
                                                               1,613,893

Total Foreign Investments
  (cost $9,937,573)                                           11,414,926
                                                             ------------
Total Common Stocks
  (cost $27,606,140)                                          31,351,159
                                                             ------------
SHORT-TERM
  INVESTMENT-2.1%
TIME DEPOSIT-2.1%
The Bank of New York
  3.25% 1/03/06
  (cost $674,000)                                  $674          674,000
                                                             ------------
TOTAL
  INVESTMENTS-100.2%
  (cost $28,280,140)                                          32,025,159
Other assets less
  liabilities-(0.2%)                                             (67,329)
                                                             ------------
NET ASSETS-100%                                              $31,957,830
                                                             ------------


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                                U.S. $
                                 Contract      Value on        U.S. $
                                  Amount      Origination      Current      Unrealized
                                  (000)          Date           Value      Depreciation
---------------------------------------------------------------------------------------
Sale Contract
Swedish Krona, settling 3/15/06     240         $30,318        $30,364        $(46)


(a)  Non-income producing security.

     Glossary of Terms:

     ADR-American Depositary Receipt
     GDR-Global Depositary Receipt

     See Notes to Financial Statements.


12


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $28,280,140)          $32,025,159
  Cash                                                                    679
  Foreign cash, at value (cost $77,502)                                77,433(a)
  Receivable for investment securities sold and foreign
    currency contracts                                                 72,592
  Dividends and interest receivable                                    38,125
  Receivable for capital stock sold                                    24,454
                                                                 ------------
  Total assets                                                     32,238,442
                                                                 ------------
LIABILITIES
  Unrealized depreciation of forward exchange currency
    contracts                                                              46
  Payable for investment securities purchased and foreign
    currency contracts                                                166,308
  Advisory fee payable                                                 11,296
  Distribution fee payable                                              5,328
  Foreign capital gain tax payable                                      1,141
  Transfer agent fee payable                                               53
  Accrued expenses                                                     96,440
                                                                 ------------
  Total liabilities                                                   280,612
                                                                 ------------
NET ASSETS                                                        $31,957,830
                                                                 ------------
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $2,719
  Additional paid-in capital                                       27,683,591
  Distributions in excess of net investment income                   (132,148)
  Accumulated net realized gain on investment and foreign
    currency transactions                                             660,161
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     3,743,507
                                                                 ------------
                                                                  $31,957,830
                                                                 ------------
Class A Shares
  Net assets                                                       $6,537,583
                                                                 ------------
  Shares of capital stock outstanding                                 554,644
                                                                 ------------
  Net asset value per share                                            $11.79
                                                                 ------------
Class B Shares
  Net assets                                                      $25,420,247
                                                                 ------------
  Shares of capital stock outstanding                               2,164,357
                                                                 ------------
  Net asset value per share                                            $11.74
                                                                 ------------

(a) An amount of U.S. $6,275 has been segregated as collateral for the forward exchange currency contracts outstanding at December 31, 2005.

     See Notes to Financial Statements.


13


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $16,343)               $378,691
  Interest                                                             32,203
                                                                 ------------
  Total investment income                                             410,894
                                                                 ------------
EXPENSES
  Advisory fee                                                        166,503
  Distribution fee--Class B                                            49,066
  Custodian                                                           304,485
  Administrative                                                       75,250
  Audit                                                                41,750
  Printing                                                             14,657
  Legal                                                                 3,456
  Directors' fees                                                       1,000
  Transfer agency                                                         794
  Miscellaneous                                                        19,814
                                                                 ------------
  Total expenses                                                      676,775
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                     (320,371)
                                                                 ------------
  Net expenses                                                        356,404
                                                                 ------------
  Net investment income                                                54,490
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                           274,336
    Futures                                                           461,323
    Foreign currency transactions                                    (163,247)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                     2,744,772(a)
    Futures                                                           (34,289)
    Foreign currency denominated assets and liabilities                   804
                                                                 ------------
  Net gain on investment and foreign currency transactions          3,283,699
                                                                 ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $3,338,189
                                                                 ------------

(a)  Net of accrued foreign gains taxes of $1,141.

     See Notes to Financial Statements.


14


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                    July 1,
                                                    Year Ended     2004(a) to
                                                   December 31,   December 31,
                                                      2005           2004
                                                  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                                $54,490         $24,150
  Net realized gain on investment and foreign
    currency transactions                              572,412          77,873
  Net change in unrealized appreciation/
    depreciation of investments and
    foreign currency denominated assets and
    liabilities                                      2,711,287       1,032,220
                                                  ------------    ------------
  Net increase in net assets from operations         3,338,189       1,134,243
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                            (25,300)             -0-
    Class B                                            (75,981)             -0-
  Net realized gain on investment and foreign
    currency transactions
    Class A                                            (23,650)             -0-
    Class B                                            (75,981)             -0-
CAPITAL STOCK TRANSACTIONS
  Net increase                                      12,528,034      15,158,276
                                                  ------------    ------------
  Total increase                                    15,665,311      16,292,519
NET ASSETS
  Beginning of period                               16,292,519              -0-
                                                  ------------    ------------
  End of period (including (distributions in
    excess)/undistributed of net
    investment income of ($132,148) and
    $55,406, respectively)                         $31,957,830     $16,292,519
                                                  ------------    ------------


(a)  Commencement of operations.

     See Notes to Financial Statements.


15


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2005

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: Significant Accounting Policies

The AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


17


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2005 the Adviser waived fees and reimbursed expenses in the amount of $245,121.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $75,250 for the year ended December 31, 2005.

Brokerage commissions paid on investment transactions for the year ended December 31, 2005, amounted to $60,214, of which $3,878 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $794 for the year ended December 31, 2005.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 were as follows:

                                                   Purchases         Sales
                                                  ------------    ------------
Investment securities (excluding U.S.
  government securities)                           $28,701,107     $13,771,053
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                               $28,532,739
                                                                  ------------
Gross unrealized appreciation                                       $3,927,355
Gross unrealized depreciation                                         (434,935)
                                                                  ------------
Net unrealized appreciation                                         $3,492,420
                                                                  ------------


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.


19


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE E: Capital Stock

There are 1,000,000,000 share of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                                      July 1,                        July 1
                     Year Ended      2004(a) to   Year Ended       2004(a) to
                     December 31,   December 31,  December 31,    December 31,
                        2005           2004          2005             2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold                   -0-      550,000             $-0-     $5,499,146
Shares issued in
  reinvestment of
  dividends and
  distributions            4,644            -0-         48,950              -0-
                     ------------  ------------  --------------  --------------
Net increase               4,644       550,000         $48,950      $5,499,146
                     ------------  ------------  --------------  --------------
Class B
Shares sold            1,628,590       985,580     $17,366,123      $9,756,067
Shares issued in
  reinvestment of
  dividends and
  distributions           14,445            -0-        151,963              -0-
Shares redeemed         (454,754)       (9,504)     (5,039,002)        (96,937)
                     ------------  ------------  --------------  --------------
Net increase           1,188,281       976,076     $12,479,084      $9,659,130
                     ------------  ------------  --------------  --------------
(a) Commencement of operations.

NOTE F: Risk Involved in Investing in the Portfolio

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification of Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2005.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                      2005            2004
                                                  ------------    ------------
Distributions paid from:
  Ordinary income                                     $193,961             $-0-
  Net long-term capital gains                            6,951              -0-
                                                  ------------    ------------
Total distributions paid                              $200,912             $-0-


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                       $514,687
Undistributed long-term capital gain                                 271,849
Accumulated capital and other losses                                  (5,970)(a)
Unrealized appreciation/(depreciation)                             3,490,954(b)
                                                                ------------
Total accumulated earnings/(deficit)                              $4,271,520
                                                                ------------

(a) Net foreign currency losses and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October foreign currency losses of $3,305, and post-October passive foreign investment company losses of $2,665.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, the tax character of dividends received, and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses and the tax character of gains/losses on disposition of passive foreign investment companies, resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds, including certain of the Fund's portfolios. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee for those portfolios.


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.


21


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.


22


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


23


WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   CLASS A
                                        --------------------------------
                                                         July 1,
                                         Year Ended    2004(a) to
                                         December 31,  December 31,
                                             2005         2004
                                         -----------  -----------
Net asset value, beginning of period          $10.69       $10.00
                                            --------     --------
Income From Investment Operations
Net investment income (b)(c)                     .04          .01
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.15          .68
                                            --------     --------
Net increase in net asset value
  from operations                               1.19          .69
                                            --------     --------
Less: Dividends and Distributions
Dividends from net investment income            (.05)          -0-
Distributions from net realized gain on
  investment and foreign currency
  transactions                                  (.04)          -0-
                                            --------     --------
Total dividends and distributions               (.09)          -0-
                                            --------     --------
Net asset value, end of period                $11.79       $10.69
                                            --------     --------
Total Return
Total investment return based on net
  asset value (d)                              11.22%        6.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $6,538       $5,877
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.20%        1.20%(e)
  Expenses, before waivers and
    reimbursements                              2.45%        4.33%(e)
  Net investment income (c)                      .42%         .25%(e)
Portfolio turnover rate                           61%          14%


See footnote summary on page 25.


24


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   CLASS B
                                        --------------------------------
                                                         July 1,
                                         Year Ended    2004(a) to
                                         December 31,  December 31,
                                             2005         2004
                                         -----------  -----------
Net asset value, beginning of period          $10.67       $10.00
                                            --------     --------
Income From Investment Operations
Net investment income (b)(c)                     .02          .03
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.13          .64
                                            --------     --------
Net increase in net asset value
  from operations                               1.15          .67
                                            --------     --------
Less: Dividends and Distributions
Dividends from net investment income            (.04)          -0-
Distributions from net realized gain
  on investment and foreign currency
  transactions                                  (.04)          -0-
                                            --------     --------
Total dividends and distributions               (.08)          -0-
                                            --------     --------
Net asset value, end of period                $11.74       $10.67
                                            --------     --------
Total Return
Total investment return based on net
  asset value (d)                              10.93%        6.70%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $25,420      $10,416
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.45%        1.45%(e)
  Expenses, before waivers and
    reimbursements                              2.70%        4.78%(e)
  Net investment income (c)                      .15%         .71%(e)
Portfolio turnover rate                           61%          14%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


25


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Wealth Appreciation Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Wealth Appreciation Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statements of operations and changes in net assets, and the financial highlights for each of the two periods in the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Wealth Appreciation Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for each of the two periods in the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
February 6, 2006

TAX INFORMATION (unaudited)

For corporate shareholders, 49% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2005 qualifies for the corporate dividends received deduction.


26


WEALTH APPRECIATION STRATEGY PORTFOLIO
RESULTS OF SHAREHOLDER MEETING
(unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                           Voted For       Withheld Authority
-------------------------------------------------------------------------------
Ruth Block                               340,957,741               10,273,156
David H. Dievler                         340,333,752               10,897,144
John H. Dobkin                           340,541,359               10,689,538
Michael J. Downey                        340,895,582               10,335,314
William H. Foulk, Jr.                    340,477,311               10,753,585
D. James Guzy                            340,313,267               10,917,629
Marc O. Mayer                            340,857,320               10,373,576
Marshall C. Turner, Jr.                  340,480,301               10,750,596

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                         Voted For    Voted Against   Abstained   Broker Non-Votes
                                        ----------    -------------   ---------   ----------------
                                       329,393,925        7,649,880   14,187,089         0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                         Voted For    Voted Against    Abstained    Broker Non-Votes
                                        ----------    -------------    ---------    ----------------
3.A.   Diversification                   2,502,161                0      145,734                   0

3.B.   Issuing Senior Securities         2,479,137           23,025      145,734                   0
       and Borrowing Money

3.D.   Concentration of Investments      2,644,430                0        3,466                   0

3.E.   Real Estate and Companies that    2,479,137           23,025      145,734                   0
       Deal in Real Estate

3.F.   Commodities, Commodity            2,479,137           23,025      145,734                   0
       Contracts and Futures Contracts

3.G.   Loans                             2,479,137           23,025      145,734                   0

3.I.   Exercising Control                2,502,161                0      145,734                   0

3.N.   Pledging, Hypothecating,          2,479,137           23,025      145,734                   0
       Mortgaging, or Otherwise
       Encumbering Assets

4.A.   The reclassification of the       2,472,872           23,025      151,999                   0
       Portfolio's fundamental
       investment objective as
       non-fundamental with no
       change to the investment
       objective.


27


WEALTH APPRECIATION
STRATEGY PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and
  Independent Compliance Officer
Seth J. Masters(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. Day-to-day responsibilities for coordinating the Portfolio's investments resides with Seth J. Masters, the Chief Investment Officer of the Blend Investment Policy Team.


28


WEALTH APPRECIATION
STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                                  COMPLEX       DIRECTORSHIP
   DATE OF BIRTH,                          OCCUPATION(S)                             OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                    Executive Vice President of Alliance Capital          106      SCB Partners, Inc.;
1345 Avenue of the Americas         Management Corporation ("ACMC") since                          SCB, Inc.
New York, NY 10105                  2001 and Chairman of the Board of
10/2/57                             AllianceBernstein Investment Research
(2005)                              and Management, Inc. ("ABIRM") since
                                    2000; prior thereto, Chief Executive Officer
                                    of Sanford C. Bernstein & Co., LLC
                                    (institutional research and brokerage arm
                                    of Bernstein & Co. LLC ("SCB & Co."))
                                    and its predecessor since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **        Investment adviser and an independent                 108      None
2 Sound View Drive                  consultant. He was formerly Senior Manager
Suite 100                           of Barrett Associates, Inc., a registered
Greenwich, CT 06830                 investment adviser, with which he had been
CHAIRMAN OF THE BOARD               associated since prior to 2001. He was formerly
9/7/32                              Deputy Comptroller and Chief Investment
(1990)                              Officer of the State of New York and, prior
                                    thereto, Chief Investment Officer of the
                                    New York Bank for Savings.

Ruth Block, #, ***                  Formerly Executive Vice President and Chief           106      None
500 SE Mizner Blvd.                 Insurance Officer of The Equitable Life
Boca Raton, FL 33432                Assurance Society of the United States;
11/7/30                             Chairman and Chief Executive Officer of Evlico
(1992)                              (insurance); Director of Avon, BP (oil and gas),
                                    Ecolab Incorporated (specialty chemicals),
                                    Tandem Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities Corporation;
                                    Governor at Large, National Association of
                                    Securities Dealers, Inc.

David H. Dievler, #                 Independent consultant. Until December 1994,          107      None
P.O. Box 167                        he was Senior Vice President of ACMC
Spring Lake, NJ 07762               responsible for mutual fund administration. Prior
10/23/29                            to joining ACMC in 1984, he was Chief Financial
(1990)                              Officer of Eberstadt Asset Management since 1968.
                                    Prior to that, he was a Senior Manager at Price
                                    Waterhouse & Co. Member of American Institute
                                    of Certified Public Accountants since 1953.

John H. Dobkin, #                   Consultant. Formerly President of Save Venice,        106      None
P.O. BOX 12                         Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                 Senior Advisor from June 1999-June 2000
2/19/42                             and President of Historic Hudson Valley (historic
(1992)                              preservation) from December 1989-May 1999.
                                    Previously, Director of the National Academy
                                    of Design and during 1988-1992, Director and
                                    Chairman of the Audit Committee of ACMC.



29


WEALTH APPRECIATION
STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                                  COMPLEX       DIRECTORSHIP
   DATE OF BIRTH,                          OCCUPATION(S)                             OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Michael J. Downey, #                 Consultant since January 2004. Formerly               106      Asia Pacific Fund, Inc.,
c/o Alliance Capital                 managing partner of Lexington Capital, LLC                     and The Merger Fund
Management L.P.                      (investment advisory firm) from December
1345 Avenue of the Americas          1997 until December 2003. Prior thereto,
New York, NY 10105                   Chairman and CEO of Prudential Mutual
Attn: Philip L. Kirstein             Fund Management from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                     Chairman of the Board of PLX Technology               106      Intel Corporation
P.O. Box 128                         (semi-conductors) and of SRC Computers Inc.,                   (semi-conductors);
Glenbrook, NV 89413                  with which he has been associated since prior                  Cirrus Logic Corporation
3/7/36                               to 2001. He is also President of the Arbor                     (semi-conductors);
(2005)                               Company (private family investments).                          Novellus Corporation
                                                                                                    (semi-conductor
                                                                                                    equipment);
                                                                                                    Micro Component
                                                                                                    Technology (semi-
                                                                                                    conductor
                                                                                                    equipment); the Davis
                                                                                                    Selected Advisors Group
                                                                                                    of Mutual Funds; and
                                                                                                    LogicVision

Marshall C. Turner, Jr., #           CEO of Toppan Photomasks, Inc.                        106      Toppan Photomasks, Inc.;
220 Montgomery Street                (semi-conductor manufacturing services),                       the George Lucas
Penthouse 10                         Austin, Texas, from 2003 to present, and                       Educational Foundation;
San Francisco, CA 94104-3402         President since company acquired in 2005,                      and Chairman of the
10/10/41                             and name changed from DuPont Photomasks.                       Board of the
(2005)                               Prior to the company's sale in 2005, he was                    Smithsonian's National
                                     Chairman and CEO. He has also been Principal                   Museum of Natural
                                     of Turner Venture Associates since 1993.                       History



*   There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+   Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


30


WEALTH APPRECIATION
STRATEGY PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Officer Information(1)
Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*                  POSITION(S) HELD                   PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                    WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                    President, and Chief         See biography above.
10/2/57                          Executive Officer

Philip L. Kirstein               Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                          and Independent              Officer of the AllianceBernstein Funds, with which he
                                 Compliance Officer           has been associated since October 2004. Prior thereto,
                                                              he was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                              October 2003 to October 2004, and General Counsel of
                                                              Merrill Lynch Investment Managers, L.P. since prior
                                                              to 2001 until March 2003.

Seth J. Masters                  Vice President               Executive Vice President of ACMC** and Chief
6/4/59                                                        Investment Officer of Style Blend and Core Equity
                                                              Services and head of the U.S. and Global Style Blend
                                                              teams since prior to 2001.

Emilie D. Wrapp                  Secretary                    Senior Vice President, Assistant General Counsel and
11/13/55                                                      Assistant Secretary of ABRIM**, with which she has been
                                                              associated since prior to 2001.

Mark D. Gersten                  Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                          Financial Officer            Services, Inc. ("AGIS")** and Vice President of
                                                              ABIRM**, with which he has been associated since prior
                                                              to 2001.

Thomas R. Manley                 Controller                   Vice President of ACMC**, with which he has been
8/3/51                                                        associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at
(800)227-4618 for a free prospectus or SAI.


31


WEALTH APPRECIATION STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Wealth Appreciation Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


32


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that the Adviser had waived reimbursement payments in recent periods from the Portfolio in light of the expense caps currently in effect for the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


33


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


WEALTH APPRECIATION STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for July 1, 2004 (inception) to December 31, 2004. The directors also reviewed information for the same period that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser's relationship with the Portfolio was not profitable to it.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 8 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 14 funds in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-year period, and as compared to a composite index (consisting of 70% Standard & Poor's 500 Stock Index and 30% Morgan Stanley Capital International Europe, Australasia and Far East Index) (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1-year and since inception periods (July 2004 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 4th quintile in the 1-year period. The comparative information showed that the Portfolio outperformed its


34


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


benchmark in the YTD and 1-year periods and underperformed its benchmark in the since inception period. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 65 basis points was significantly lower than the Expense Group median. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 66 basis points had been waived by the Adviser. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment objective and strategies as the Portfolio for the same fee rate as the Portfolio. The directors further noted that the Portfolio's total expense ratio, which had been capped by the Adviser, was somewhat higher than the Expense Group median and significantly higher than the Expense Universe median. The directors noted that the Portfolio's expense ratio was affected by its small size (the Portfolio's net asset value was approximately $31 million as of September 30,
2005). The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable. The directors requested that the Adviser review the administrative expense reimbursement arrangements for the Fund in light of the significant impact of such reimbursements on smaller Portfolios such as the Portfolio.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may real-


35


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


WEALTH APPRECIATION STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

ize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


36


WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)


                             ADVISORY FEE
                         BASED ON % OF AVERAGE
CATEGORY                   DAILY NET ASSETS                         FUND
----------------------------------------------------------------------------------------
Blend                  65 bp on 1st $2.5 billion        Wealth Appreciation
                       55 bp on next $2.5 billion       Strategy Portfolio
                       50 bp on the balance


1   It should be noted that the information in the fee summary was completed on
December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

2   Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


37


WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:


                                                      As a % of average
Fund                            Amount(3)             daily net assets
-------------------------------------------------------------------------------
Wealth Appreciation
Strategy Portfolio(4)           $34,500                    0.66%

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.


                              Expense Cap Pursuant           Gross
                             to Expense Limitation          Expense
Fund                             Undertaking                 Ratio           Fiscal Year End
--------------------------------------------------------------------------------------------
Wealth Appreciation             Class A  1.20%               4.33%             December 31
Strategy Portfolio              Class B  1.45%               4.78%



I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.


3   The Fund commenced operations on July 1, 2004. Therefore, the reimbursement amount to the Advisor is for a 6 month period.

4   The expense reimbursement has been waived by the Adviser.


38


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)


                                        EFFECTIVE        LIPPER
                                       MANAGEMENT        GROUP
FUND                                       FEE           MEDIAN        RANK
-------------------------------------------------------------------------------
Wealth Appreciation
Strategy Portfolio                        0.650           0.908         2/8

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:


                                       LIPPER     LIPPER    LIPPER     LIPPER
                        EXPENSE       UNIVERSE   UNIVERSE    GROUP      GROUP
FUND                  RATIO (%)(8)   MEDIAN (%)    RANK     MEDIAN (%)   RANK
-------------------------------------------------------------------------------
Wealth Appreciation
Strategy Portfolio        1.200         0.934      11/14     1.127       6/8


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser did not earn a profit during calendar 2004 primarily as a result of the Adviser having to reimburse the Fund for additional expenses incurred above the Fund's expense cap limitation.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide

5    It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

6    Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

7    Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

8    Most recent fiscal year end Class A share total expense ratio.


39


WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:


FUND                                                 12b-1 FEE RECEIVED
------------------------------------------------------------------------------
Wealth Appreciation Strategy Portfolio                   $6,185

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:


                                                         ADVISER
                                                       PAYMENTS TO
FUND                                                      ABIRM
------------------------------------------------------------------------------
Wealth Appreciation Strategy Portfolio                   $119,088

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $409 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of

9    It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


40


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

Wealth Appreciation Strategy Portfolio                  Group       Universe
-------------------------------------------------------------------------------
1 year                                                   6/8          10/14

Set forth below are the 1 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).


                                             PERIODS ENDING SEPTEMBER 30, 2005
                                                  ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
Fund                                             1 Year         Since Inception
-------------------------------------------------------------------------------
Wealth Appreciation Strategy Portfolio           16.64              15.01
S&P 500 Index                                    12.25              11.82
MSCI EAFE Index (Net)                            25.80              24.93
70% S&P 500 Index, 30% MSCI EAFE Index (Net)     16.31              15.75

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.
Dated: January 13, 2006


10   The performance rankings are for the Class A shares of the Fund.

11   The Lipper Performance Group is identical to the Lipper Expense Group.

12   For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

13   The performance returns are for the Class A shares of the Fund.

14   The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


41





[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2005


> ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


ANNUAL REPORT

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

GLOBAL RESEARCH GROWTH
PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 9, 2006

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Research Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2005.

INVESTMENT OBJECTIVE AND POLICIES

This Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Portfolio's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and consumer growth. Alliance will allocate the Portfolio's investments among selected market sectors based on its assessment of both current and forecasted economic and investment conditions. Within each sector, stock selection will emphasize investment in companies representing the industry analyst groups' top picks for their respective sectors. The Portfolio expects to invest, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio also invests in securities of companies in emerging markets.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmarks, the Morgan Stanley Capital International (MSCI) World Index and the MSCI World Growth Index, since the Portfolio's inception on May 2, 2005 through December 31, 2005.

The Portfolio generated strong returns and outperformed its benchmarks since its inception. Most of the outperformance was a result of successful stock selection. The Portfolio's stock selection in the energy and natural resources sectors made the most important contribution to outperformance versus the benchmarks. The Portfolio also experienced notably good stock selection in the financial, health care and technology sectors.

Several areas of the Portfolio made notable contributions to performance. Within the energy and natural resources sector, the Portfolio benefited from a large position in the oil services industry. The Portfolio also benefited from exposure to oil producers. In addition, the Portfolio had a number of holdings in Japanese companies that performed very well in the period since the Portfolio's inception.

MARKET REVIEW AND INVESTMENT STRATEGY

Global stock markets generally performed well during the reporting period with growth stocks performing slightly better than the overall stock market. The global economy appears to have remained healthy in spite of high energy prices and the U.S. Federal Reserve's continued efforts to increase short-term interest rates. Two of the sectors held by the Portfolio deserve special comment because of their exposure to these macroeconomic factors.

First, the Portfolio has arguably benefited from current high energy prices. The Portfolio's management team (the "Team") has generally believed that demand for oil and gas would continue to be strong, and that growing demand would create a favorable environment for companies in the oil and oil services industries. The Team wanted the Portfolio to have a meaningful position in the energy sector, and particularly in the oil service industry, which the Team thought would benefit from efforts to produce oil and gas. The Team's optimistic outlook regarding energy prices and energy stocks has been correct over the last several months. The Portfolio's positions in energy stocks have been an important source of the Portfolio's performance during the reporting period.

It is also worth discussing the U.S. Federal Reserve's policies, and how these policies have influenced the Team's position in financial stocks. The U.S. Federal Reserve's interest rate policies often have an important impact on the economy, the stock market and on stocks in the financial sector. When the Federal Reserve raises interest rates, it tends to make things more difficult for the economy, the stock market and financial stocks to perform well. At the time of the Portfolio's inception, the Portfolio was underweighted in the financial sector. This decision reflected the Team's concern that the Federal Reserve's interest rate policies could make it harder for financial stocks to perform well relative to the overall stock market. More recently, however, the Team has added to the Portfolio's financial holdings with the expectation that the Federal Reserve may be nearing the end of its tightening cycle. The Team's expectation was that the environment for financial stocks could improve as investors began to anticipate an end to increases in short-term interest rates. The Team has also identified a number of increasingly attractive ideas in the financial sector. The Portfolio is still underweighted in financial stocks, but the underweight position has been meaningfully reduced.


1


GLOBAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

NEITHER THE UNMANAGED MSCI WORLD INDEX NOR THE UNMANAGED MSCI WORLD GROWTH INDEX REFLECTS FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. The MSCI World Growth Index includes those components of the MSCI World Index with an above average growth orientation. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Research Growth Portfolio.

A WORD ABOUT RISK

The Portfolio concentrates its investments in a limited number of industry sectors and issues, and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Portfolio may invest a significant portion of its assets in foreign securities including those in emerging markets, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


GLOBAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                    RETURNS
THE PORTFOLIO VS. ITS BENCHMARKS                               ----------------
PERIOD ENDED DECEMBER 31, 2005                                 SINCE INCEPTION*
-------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Portfolio Class A          21.10%
-------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Portfolio Class B          20.90%
-------------------------------------------------------------------------------
MSCI World Index                                                    12.95%
-------------------------------------------------------------------------------
MSCI World Growth Index                                             14.03%
-------------------------------------------------------------------------------

*  Since inception of the Portfolio's Class A and Class B shares on 5/2/05.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/2/05*-12/31/05

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO CLASS A: $12,111 MSCI WORLD INDEX: $11,295
MSCI WORLD GROWTH INDEX: $11,402

             AllianceBernstein Global
                  Research Growth         MSCI World            MSCI World
                 Portfolio Class A           Index             Growth Index
-------------------------------------------------------------------------------
5/2/05*               $ 10,000             $ 10,000               $ 10,000
5/31/05               $ 10,310             $ 10,157               $ 10,236
6/30/05               $ 10,450             $ 10,245               $ 10,284
7/31/05               $ 10,930             $ 10,603               $ 10,710
8/31/05               $ 11,180             $ 10,682               $ 10,805
9/30/05               $ 11,621             $ 10,960               $ 11,044
10/31/05              $ 11,341             $ 10,694               $ 10,809
11/30/05              $ 11,841             $ 11,050               $ 11,159
12/31/05              $ 12,111             $ 11,295               $ 11,402


*  Since inception of the Portfolio's Class A shares on 5/2/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Research Growth Portfolio Class A shares (from 5/2/05* to 12/31/05) as compared to the performance of the Portfolio's benchmarks. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


GLOBAL RESEARCH GROWTH PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING               ENDING
                                           ACCOUNT VALUE        ACCOUNT VALUE      EXPENSES PAID       ANNUALIZED
GLOBAL RESEARCH GROWTH PORTFOLIO           JULY 1, 2005       DECEMBER 31, 2005    DURING PERIOD**    EXPENSE RATIO
--------------------------------          ---------------    ------------------    --------------    --------------
CLASS A
Actual                                         $1,000            $1,158.85             $6.53              1.20%
Hypothetical (5% return before expenses)       $1,000            $1,019.16             $6.11              1.20%

CLASS B
Actual                                         $1,000            $1,158.04             $7.89              1.45%
Hypothetical (5% return before expenses)       $1,000            $1,017.90             $7.38              1.45%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


GLOBAL RESEARCH GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Citigroup, Inc.                                 $    228,091            3.2%
Halliburton Co.                                      210,664            2.9
General Electric Co.                                 178,755            2.5
Schlumberger Ltd.                                    165,155            2.3
Noble Energy, Inc.                                   152,173            2.1
Nabors Industries Ltd.                               151,500            2.1
American International Group, Inc.                   150,106            2.1
Petroleo Brasileiro, SA                              135,177            1.9
JPMorgan Chase & Co.                                 123,039            1.7
The Procter & Gamble Co.                             115,760            1.6
                                                ------------          -----
                                                $  1,610,420           22.4%


SECTOR DIVERSIFICATION
DECEMBER 31, 2005

                                                                    PERCENT OF
SECTOR                                          U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Finance                                         $  1,615,815           22.5%
Energy                                             1,059,433           14.8
Health Care                                          986,221           13.7
Technology                                           863,118           12.0
Consumer Services                                    484,637            6.8
Consumer Staples                                     455,023            6.3
Capital Goods                                        384,007            5.3
Consumer Manufacturing                               328,657            4.6
Basic Industry                                       311,825            4.3
Multi-Industry Companies                             115,126            1.6
Aerospace & Defense                                   96,032            1.3
Transportation                                        58,169            0.8
Utilities                                             47,523            0.7
                                                ------------          -----
Total Investments                                  6,805,586           94.7
Cash and receivables, net of liabilities             378,903            5.3
                                                ------------          -----
Net Assets                                      $  7,184,489          100.0%


Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


5


GLOBAL RESEARCH GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COUNTRY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
United States                                   $  3,523,136           49.0%
Japan                                                589,088            8.2
Switzerland                                          547,732            7.6
United Kingdom                                       489,490            6.8
Bermuda                                              219,562            3.1
Netherlands                                          175,758            2.5
France                                               156,893            2.2
Brazil                                               149,589            2.1
China                                                139,411            2.0
Russia                                                87,612            1.2
Hong Kong                                             80,996            1.1
South Korea                                           74,579            1.0
Australia                                             73,731            1.0
Ireland                                               72,908            1.0
Other *                                              425,101            5.9
                                                ------------          -----
Total Investments                                  6,805,586           94.7
Cash and receivables, net of liabilities             378,903            5.3
                                                ------------          -----
Net Assets                                      $  7,184,489          100.0%


* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Cayman Islands, Egypt, Germany, Greece, India, Israel, Italy, Mexico, Norway, Spain, Sweden and Taiwan.


6


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-94.7%
FINANCE-22.5%
BANKING - MONEY CENTER-6.8%
Banco Bilbao Vizcaya Argentaria, SA (Spain)             3,033      $     54,150
Banco Itau Holding Financeira, SA (ADR) (Brazil)          600            14,412
Credit Suisse Group (Switzerland)                       1,480            75,390
JPMorgan Chase & Co.                                    3,100           123,039
Kookmin Bank (ADR) (South Korea)                          625            46,694
Standard Chartered Plc (United Kingdom)                 3,062            68,135
UBS AG  (Switzerland)                                   1,120           106,457
                                                                   ------------
                                                                        488,277
                                                                   ------------
BANKING - REGIONAL-1.5%
Allied Irish Banks Plc (Ireland)                        1,686            36,187
China Construction Bank(China) (a)(b)                 105,000            36,563
Commerce Bancorp, Inc.                                  1,000            34,410
                                                                   ------------
                                                                        107,160
                                                                   ------------
BROKERAGE & MONEY MANAGEMENT-3.7%
Franklin Resources, Inc.                                  500            47,005
Man Group Plc (United Kingdom)                          1,099            36,116
Nomura Holdings, Inc. (Japan)                           6,000           115,498
The Charles Schwab Corp.                                4,700            68,949
                                                                   ------------
                                                                        267,568
                                                                   ------------
INSURANCE-5.0%
American International Group, Inc.                      2,200           150,106
Axis Capital Holdings Ltd. (Bermuda)                    1,100            34,408
Prudential Plc (United Kingdom)                         7,418            70,262
QBE Insurance Group Ltd. (Australia)                    2,686            38,364
Swiss Reinsurance (Switzerland)                           950            69,420
                                                                   ------------
                                                                        362,560
                                                                   ------------
MORTGAGE BANKING-1.6%
Fannie Mae                                              2,300           112,263
                                                                   ------------
MISCELLANEOUS-3.9%
Citigroup, Inc.                                         4,700           228,091
State Street Corp.                                        900            49,896
                                                                   ------------
                                                                        277,987
                                                                   ------------
                                                                      1,615,815
                                                                   ------------
ENERGY-14.8%
DOMESTIC PRODUCERS-2.1%
Noble Energy, Inc.                                      3,776           152,173
                                                                   ------------
INTERNATIONAL-3.8%
China Petroleum & Chemical Corp. (China)               62,000            30,895
Lukoil Holdings (ADR) (Russia)                          1,296            77,112
Norsk Hydro ASA (Norway)                                  267            27,473
Petroleo Brasileiro, SA (ADR) (Brazil)                  2,100           135,177
                                                                   ------------
                                                                        270,657
                                                                   ------------
OIL SERVICE-8.9%
FMC Technologies, Inc. (a)                              1,200            51,504
GlobalSantaFe Corp. (Cayman Islands)                    1,200            57,780
Halliburton Co.                                         3,400           210,664
Nabors Industries Ltd. (Bermuda) (a)                    2,000           151,500
Schlumberger Ltd. (Netherlands)                         1,700           165,155
                                                                   ------------
                                                                        636,603
                                                                   ------------
                                                                      1,059,433
                                                                   ------------
HEALTH CARE-13.7%
BIOTECHNOLOGY-2.0%
Amgen, Inc. (a)                                           300            23,658
Genentech, Inc. (a)                                       800            74,000
Gilead Sciences, Inc. (a)                                 700            36,841
MedImmune, Inc. (a)                                       300            10,506
                                                                   ------------
                                                                        145,005
                                                                   ------------
DRUGS-5.8%
Allergan, Inc.                                            400            43,184
AstraZeneca Plc (ADR) (United Kingdom)                    200             9,720
Cephalon, Inc. (a)                                        300            19,422
Eli Lilly & Co.                                           300            16,977
Forest Laboratories, Inc. (a)                             500            20,340
Merck & Co., Inc.                                         500            15,905
Novartis AG (Switzerland)                                 868            45,527
Ranbaxy Laboratories Ltd. (GDR) (India)                 1,043             8,397
Roche Holding AG-Genusschin (Switzerland)                 487            73,021
Sanofi-Aventis, SA (France)                               483            42,285
Shionogi & Co., Ltd. (Japan)                            2,000            28,118
Takeda Pharmaceutical Co., Ltd. (Japan)                   400            21,674
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)      1,400            60,214
Wyeth                                                     300            13,821
                                                                   ------------
                                                                        418,605
                                                                   ------------


7


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
MEDICAL PRODUCTS-2.5%
Alcon, Inc. (Switzerland)                                 500      $     64,800
Bausch & Lomb, Inc.                                       200            13,580
Dade Behring Holdings, Inc.                               400            16,356
Nobel Biocare Holding AG (Switzerland)                    134            29,498
St. Jude Medical, Inc. (a)                                700            35,140
Zimmer Holdings, Inc. (a)                                 300            20,232
                                                                   ------------
                                                                        179,606
                                                                   ------------
MEDICAL SERVICES-3.4%
Caremark Rx, Inc. (a)                                     400            20,716
Medco Health Solutions, Inc. (a)                          200            11,160
UnitedHealth Group, Inc.                                1,600            99,423
WellPoint, Inc. (a)                                     1,400           111,706
                                                                   ------------
                                                                        243,005
                                                                   ------------
                                                                        986,221
                                                                   ------------
TECHNOLOGY-12.0%
COMMUNICATION EQUIPMENT-1.6%
Corning, Inc. (a)                                         600            11,796
Juniper Networks, Inc. (a)                              1,100            24,530
Motorola, Inc.                                          1,000            22,590
QUALCOMM, Inc.                                          1,100            47,388
Telefonaktiebolaget LM Ericsson (Sweden)                2,849             9,816
                                                                   ------------
                                                                        116,120
                                                                   ------------
COMPUTER HARDWARE/STORAGE-1.6%
Apple Computer, Inc. (a)                                  400            28,756
EMC Corp. (a)                                           2,800            38,136
International Business Machines Corp. (IBM)               600            49,320
                                                                   ------------
                                                                        116,212
                                                                   ------------
COMPUTER PERIPHERALS-0.1%
QLogic Corp. (a)                                          300             9,753
                                                                   ------------
COMPUTER SERVICES-0.7%
Cap Gemini, SA (France) (a)                               287            11,551
Fiserv, Inc. (a)                                          400            17,308
Infosys Technologies Ltd. (ADR) (India)                   300            24,258
                                                                   ------------
                                                                         53,117
                                                                   ------------
CONTRACT MANUFACTURING-0.2%
Hon Hai Precision Industry Co., Ltd. (GDR) (Taiwan)     1,041            11,411
                                                                   ------------
ELECTRONIC COMPONENTS-0.1%
LG. Philips LCD Co., Ltd. (ADR) (South Korea) (a)         400             8,584
                                                                   ------------
INTERNET MEDIA-1.4%
Google, Inc. Cl. A (a)                                    140            58,080
Yahoo!, Inc. (a)                                        1,000            39,180
                                                                   ------------
                                                                         97,260
                                                                   ------------
INTERNET INFRASTRUCTURE-0.2%
Fastweb (Italy) (a)                                       281            12,840
                                                                   ------------
SEMICONDUCTOR CAPITAL EQUIPMENT-0.5%
Applied Materials, Inc.                                   700            12,558
ASML Holding NV (Netherlands) (a)                         529            10,603
KLA-Tencor Corp.                                          300            14,799
                                                                   ------------
                                                                         37,960
                                                                   ------------
SEMICONDUCTOR COMPONENTS-1.9%
Advanced Micro Devices, Inc. (a)                          400            12,240
Broadcom Corp. Cl. A (a)                                  700            33,005
Marvell Technology Group Ltd. (Bermuda) (a)               600            33,654
Samsung Electronics Co., Ltd. (South Korea)                30            19,301
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR) (Taiwan)                                        1,554            15,400
Texas Instruments, Inc.                                   700            22,449
                                                                   ------------
                                                                        136,049
                                                                   ------------
SOFTWARE-2.4%
Autodesk, Inc.                                            500            21,475
Business Objects, SA (ADR) (France) (a)                   100             4,041
Business Objects, SA (France) (a)                         337            13,643
McAfee, Inc. (a)                                          300             8,139
Microsoft Corp.                                         2,900            75,835
Oracle Corp. (a)                                        1,000            12,210
SAP AG (ADR) (Germany)                                    800            36,056
                                                                   ------------
                                                                        171,399
                                                                   ------------
MISCELLANEOUS-1.3%
Canon, Inc. (Japan)                                       600            35,220
Hoya Corp. (Japan)                                        800            28,755
Keyence Corp. (Japan)                                     100            28,438
                                                                   ------------
                                                                         92,413
                                                                   ------------
                                                                        863,118
                                                                   ------------
CONSUMER SERVICES-6.8%
ADVERTISING-0.7%
WPP Group Plc (United Kingdom)                          4,322            46,758
                                                                   ------------


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
BROADCASTING & CABLE-1.3%
Time Warner, Inc.                                       4,000      $     69,760
Univision Communications, Inc. (a)                        900            26,451
                                                                   ------------
                                                                         96,211
                                                                   ------------
CELLULAR COMMUNICATIONS-0.7%
America Movil, S.A. de CV Series L (ADR) (Mexico)       1,100            32,186
Mobile Telesystems (ADR) (Russia)                         300            10,500
Orascom Telecom Holdings SAE (GDR) (Egypt)                128             6,725
                                                                   ------------
                                                                         49,411
                                                                   ------------
ENTERTAINMENT/LEISURE-0.5%
Greek Organisation of Football Prognostics, SA
  (Greece)                                                950            32,754
                                                                   ------------
RESTAURANT & LODGING-0.6%
Accor, SA (France)                                        832            45,753
                                                                   ------------
RETAIL - GENERAL MERCHANDISE-3.0%
eBay, Inc. (a)                                            200             8,650
Lowe's Cos., Inc.                                       1,300            86,658
Target Corp.                                              800            43,976
The Home Depot, Inc.                                    1,200            48,576
Williams-Sonoma, Inc. (a)                                 600            25,890
                                                                   ------------
                                                                        213,750
                                                                   ------------
                                                                        484,637
                                                                   ------------
CONSUMER STAPLES-6.3%
BEVERAGES-0.9%
SABMiller Plc (United Kingdom)                          3,611            65,799
                                                                   ------------
FOOD-2.0%
Kellogg Co.                                               500            21,610
Nestle, SA (Switzerland)                                  280            83,619
Wm. Wrigley Jr. Co.                                       600            39,894
                                                                   ------------
                                                                        145,123
                                                                   ------------
HOUSEHOLD PRODUCTS-2.1%
Colgate-Palmolive Co.                                     700            38,395
The Procter & Gamble Co.                                2,000           115,760
                                                                   ------------
                                                                        154,155
                                                                   ------------
RETAIL - FOOD & DRUG-1.0%
Tesco Plc (United Kingdom)                             12,186            69,460
                                                                   ------------
MISCELLANEOUS-0.3%
Punch Taverns Plc (United Kingdom)                      1,402            20,486
                                                                   ------------
                                                                        455,023
                                                                   ------------
CAPITAL GOODS-5.3%
ELECTRICAL EQUIPMENT-1.5%
Atlas Copco AB (Sweden)                                 1,600            35,640
Emerson Electric Co.                                      700            52,290
Sumitomo Electric Industries Ltd. (Japan)               1,400            21,265
                                                                   ------------
                                                                        109,195
                                                                   ------------
MISCELLANEOUS-3.8%
General Electric Co.                                    5,100           178,755
Nitto Denko Corp. (Japan)                                 300            23,374
United Technologies Corp.                               1,300            72,683
                                                                   ------------
                                                                        274,812
                                                                   ------------
                                                                        384,007
                                                                   ------------
CONSUMER MANUFACTURING-4.6%
AUTO & RELATED-2.0%
Denso Corp. (Japan)                                     1,400            48,469
Toyota Motor Corp. (Japan)                              1,800            94,039
                                                                   ------------
                                                                        142,508
                                                                   ------------
BUILDING RELATED-2.5%
American Standard Cos., Inc.                            1,200            47,940
CRH Plc (Ireland)                                       1,250            36,721
Pulte Homes, Inc.                                         500            19,680
Rinker Group Ltd. (Australia)                           2,956            35,367
Vinci, SA (France)                                        460            39,620
                                                                   ------------
                                                                        179,328
                                                                   ------------
TEXTILE PRODUCTS-0.1%
Building Materials Holding Corp.                          100             6,821
                                                                   ------------
                                                                        328,657
                                                                   ------------
BASIC INDUSTRY-4.3%
CHEMICALS-2.0%
Air Products and Chemicals, Inc.                        1,700           100,623
Hitachi Chemical Co., Ltd. (Japan)                      1,800            47,564
                                                                   ------------
                                                                        148,187
                                                                   ------------
MINING AND METALS-2.3%
Aluminum Corp. of China Ltd. (Hong Kong)               64,000            48,683
BHP Billiton Plc (United Kingdom)                       2,986            48,869
China Shenhua Energy Co., Ltd. Cl. H (China) (a)       60,000            66,086
                                                                   ------------
                                                                        163,638
                                                                   ------------
                                                                        311,825
                                                                   ------------


9


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
MULTI-INDUSTRY COMPANIES-1.6%
Danaher Corp.                                             700      $     39,046
Mitsubishi Corp. (Japan)                                1,700            37,534
Mitsui & Co., Ltd. (Japan)                              3,000            38,546
                                                                   ------------
                                                                        115,126
                                                                   ------------
AEROSPACE & DEFENSE-1.3%
AEROSPACE-1.3%
Bae Systems Plc (United Kingdom)                        8,198            53,888
The Boeing Co.                                            600            42,144
                                                                   ------------
                                                                         96,032
                                                                   ------------
TRANSPORTATION-0.8%
AIR FREIGHT-0.5%
United Parcel Service, Inc. Cl. B                         500            37,575
                                                                   ------------
RAILROAD-0.3%
East Japan Railway Co. (Japan)                              3            20,594
                                                                   ------------
                                                                         58,169
                                                                   ------------
UTILITIES-0.7%
ELECTRIC & GAS UTILITY-0.5%
Datang International Power
Generation Co., Ltd. (Hong Kong)                       44,000            32,313
                                                                   ------------
TELEPHONE UTILITY-0.2%
China Telecom Corp., Ltd. Cl. H (China)                16,000             5,866
Sprint Corp. (Fon Group)                                  400             9,344
                                                                   ------------
                                                                         15,210
                                                                   ------------
                                                                         47,523
                                                                   ------------
Total Common Stocks
  (cost $5,842,014)                                                   6,805,586
                                                                   ------------
TOTAL INVESTMENTS-94.7%
  (cost $5,842,014)                                                   6,805,586
Other assets less liabilities-5.3%                                      378,903
                                                                   ------------
NET ASSETS-100%                                                    $  7,184,489
                                                                   ============


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the market value of this security amounted to $36,563 or 0.5% of net assets.

Glossary of Terms:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

See Notes to Financial Statements.


10


GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $5,842,014)            $  6,805,586
  Cash                                                                  179,063
  Foreign cash, at value (cost $233,655)                                232,484
  Receivable due from Adviser                                            25,095
  Receivable for capital stock sold                                      14,800
  Dividends receivable                                                    6,331
  Receivable for investment securities sold and foreign
    currency contracts                                                    3,118
                                                                   ------------
  Total assets                                                        7,266,477
                                                                   ------------
LIABILITIES
  Payable for investment securities purchased and foreign
    currency contracts                                                   11,142
  Distribution fee payable                                                1,472
  Transfer agent fee payable                                                 65
  Accrued expenses                                                       69,309
                                                                   ------------
  Total liabilities                                                      81,988
                                                                   ------------
NET ASSETS                                                         $  7,184,489
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $        594
  Additional paid-in capital                                          6,074,020
  Net investment loss                                                    (1,536)
  Accumulated net realized gain on investment and foreign
    currency transactions                                               149,035
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                         962,376
                                                                   ------------
                                                                   $  7,184,489
                                                                   ============
CLASS A SHARES
  Net assets                                                       $    121,080
                                                                   ============
  Shares of capital stock outstanding                                    10,000
                                                                   ============
  Net asset value per share                                        $      12.11
                                                                   ============
CLASS B SHARES
  Net assets                                                       $  7,063,409
                                                                   ============
  Shares of capital stock outstanding                                   584,340
                                                                   ============
  Net asset value per share                                        $      12.09
                                                                   ============


See Notes to Financial Statements.


11


GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
MAY 2, 2005(A) TO DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $2,881)              $     50,574
  Interest                                                                1,072
                                                                   ------------
  Total investment income                                                51,646
                                                                   ------------
EXPENSES
  Advisory fee                                                           29,587
  Distribution fee -- Class B                                             9,677
  Custodian                                                             134,994
  Administrative                                                         52,000
  Audit                                                                  41,750
  Legal                                                                  15,246
  Printing                                                               13,618
  Directors' fees                                                           581
  Transfer agency                                                           522
  Miscellaneous                                                           6,938
                                                                   ------------
  Total expenses                                                        304,913
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                       (247,901)
                                                                   ------------
  Net expenses                                                           57,012
                                                                   ------------
  Net investment loss                                                    (5,366)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                             165,437
    Foreign currency transactions                                       (12,572)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                         963,572
    Foreign currency denominated assets and liabilities                  (1,196)
                                                                   ------------
  Net gain on investment and foreign currency transactions            1,115,241
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  1,109,875
                                                                   ============


(a)  Commencement of operations.

See Notes to Financial Statements.


12


GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                              MAY 2, 2005(a) TO
                                                                 DECEMBER 31,
                                                                     2005
                                                                 ============
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment loss                                            $     (5,366)
  Net realized gain on investment and foreign currency
    transactions                                                      152,865
  Net change in unrealized appreciation/depreciation of
    investments and foreign currency denominated assets
    and liabilities                                                   962,376
                                                                 ------------
  Net increase in net assets from operations                        1,109,875
CAPITAL STOCK TRANSACTIONS
  Net increase                                                      6,074,614
                                                                 ------------
  Total increase                                                    7,184,489
NET ASSETS
  Beginning of period                                                      -0-
                                                                 ------------
  End of period (including a net investment loss of $1,536)      $  7,184,489
                                                                 ============


(a)  Commencement of operations.

See Notes to Financial Statements.


13


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Research Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 2, 2005. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the period ended December 31, 2005 the Adviser waived fees in the amount of $195,901.


15


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $52,000 for the period ended December 31, 2005.

Brokerage commissions paid on investment transactions for the period ended December 31, 2005, amounted to $15,307, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $522 for the period ended December 31, 2005.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2005 were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $   8,183,922    $   2,509,734
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $   5,843,174
                                                                  =============
Gross unrealized appreciation                                     $     998,915
Gross unrealized depreciation                                           (36,503)
                                                                  -------------
Net unrealized appreciation                                       $     962,412
                                                                  =============

1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2005, the Portfolio had no transactions in written options.


17


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                                SHARES           AMOUNT
                                             ============     ============
                                            MAY 2, 2005(a)    MAY 2, 2005(a)
                                            TO DECEMBER 31,   TO DECEMBER 31,
                                                  2005             2005
                                             ============     ============
CLASS A
Shares sold                                        10,000     $    100,000
                                             ------------     ------------
Net increase                                       10,000     $    100,000
                                             ============     ============
CLASS B
Shares sold                                       584,843     $  5,980,435
Shares redeemed                                      (503)          (5,821)
                                             ------------     ------------
Net increase                                      584,340     $  5,974,614
                                             ============     ============

(a)  Commencement of operations.

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended December 31, 2005.

NOTE H: COMPONENTS OF ACCUMULATED EARNINGS

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $    150,195
Accumulated capital and other losses                                 (1,536)(a)
Unrealized appreciation/(depreciation)                              961,216(b)
                                                               ------------
Total accumulated earnings/(deficit)                           $  1,109,875
                                                               ============

(a) Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October capital losses of $1,536

(b) The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent diferences, primarily due to tax treatment of foreign currency gains and losses, and net operating losses, resulted in a decrease in net investment loss, and a decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds, including certain of the Fund's portfolios. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee for those portfolios.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20,


19


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


21


GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                     CLASS A
                                                                 ===============
                                                                  MAY 2, 2005(a)
                                                                       TO
                                                                   DECEMBER 31,
                                                                       2005
                                                                 ===============
Net asset value, beginning of period                                 $10.00
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                                            .01
Net realized and unrealized gain on investment and foreign
  currency transactions                                                2.10
                                                                     ------
Net increase in net asset value from operations                        2.11
                                                                     ------
Net asset value, end of period                                       $12.11
                                                                     ------

TOTAL RETURN
Total investment return based on net asset value (d)                  21.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $121
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements (e)                      1.20%
  Expenses, before waivers and reimbursements (e)                      7.47%
  Net investment income (c)(e)                                          .13%
Portfolio turnover rate                                                  43%


See footnote summary on page 23.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                     CLASS B
                                                                 ===============
                                                                  MAY 2, 2005(a)
                                                                        TO
                                                                   DECEMBER 31,
                                                                       2005
                                                                 ===============
Net asset value, beginning of period                                 $10.00
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)(.01)
Net realized and unrealized gain on investment and foreign
  currency transactions                                                2.10
                                                                     ------
Net increase in net asset value from operations                        2.09
                                                                     ------
Net asset value, end of period                                       $12.09
                                                                     ======

TOTAL RETURN
Total investment return based on net asset value (d)                  20.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $7,063
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements (e)                      1.45%
  Expenses, before waivers and reimbursements (e)                      7.73%
  Net investment loss (c)(e)                                           (.14)%
Portfolio turnover rate                                                  43%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


23


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Global Research Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2005, and the related statements of operations and changes in net assets, and the financial highlights for the period from May 2, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Research Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 2, 2005 (commencement of operations) to December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 6, 2006



TAX INFORMATION (UNAUDITED)

For corporate shareholders, 19% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2005 qualifies for the corporate dividends received deduction.


24


GLOBAL RESEARCH GROWTH PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

A Special Shareholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Global Research Growth Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                              VOTED FOR       WITHHELD AUTHORITY
                          -----------------   ------------------
Ruth Block                   340,957,741          10,273,156
David H. Dievler             340,333,752          10,897,144
John H. Dobkin               340,541,359          10,689,538
Michael J. Downey            340,895,582          10,335,314
William H. Foulk, Jr.        340,477,311          10,753,585
D. James Guzy                340,313,267          10,917,629
Marc O. Mayer                340,857,320          10,373,576
Marshall C. Turner, Jr.      340,480,301          10,750,596


2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                          VOTED FOR     VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
                                         329,393,925      7,649,880      14,187,089             0


3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                          VOTED FOR     VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
3.A.   Diversification                       525,570              0              0             0

3.B.   Issuing Senior Securities             525,570              0              0             0
       and Borrowing Money

3.C.   Underwriting Securities               525,570              0              0             0

3.D.   Concentration of                      525,570              0              0             0
       Investments

3.E.   Real Estate and                       525,570              0              0             0
       Companies that Deal
       in Real Estate

3.F.   Commodity Contracts                   525,570              0              0             0
       and Futures Contracts

3.G.   Loans                                 525,570              0              0             0

3.J.   Other Investment                      525,570              0              0             0
       Companies

3.N.   Pledging, Hypothecating,              525,570              0              0             0
       Mortgaging, or Otherwise
       Encumbering Assets



25


GLOBAL RESEARCH GROWTH PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                          VOTED FOR     VOTED AGAINST     ABSTAINED    BROKER NON-VOTES
                                       ---------------  -------------  --------------  ----------------
4.A.   The reclassification of the           525,570              0              0             0
       Portfolio's fundamental
       investment objective as
       non-fundamental with no
       change to the investment
       objective.



26


GLOBAL RESEARCH
GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer THOMAS J. BARDONG, Vice President
NORMAN M. FIDEL(2), Vice President
GINA M. GRIFFIN(2), Vice President
THOMAS A SCHMITT(2), Vice President
JANE E. SCHNEIROV(2), Vice President
FRANCIS X. SUOZZO(2), Vice President
JANET A. WALSH(2), Vice President
EMILIE D. WRAPP, Secretary
MARK D. GERSTEN, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Adviser's Global Research Growth sector analyst-managers with oversight by the Adviser's Global Research Growth Oversight Group. Mr. Norman
M. Fidel, Ms. Gina M. Griffin, Mr. Thomas A. Schmitt, Ms. Jane E. Schneirov, Mr. Francis X. Suozzo and Ms. Janet A. Walsh are the sector analyst-managers with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


27


GLOBAL RESEARCH
GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                                  COMPLEX       DIRECTORSHIP
   DATE OF BIRTH,                          OCCUPATION(S)                             OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of Alliance                  106      SCB Partners, Inc.;
1345 Avenue of the Americas        Capital Management Corporation                                       SCB, Inc.
New York, NY 10105                 ("ACMC") since 2001 and Chairman of
10/2/57                            the Board of AllianceBernstein Investment
(2005)                             Research and Management, Inc. ("ABIRM")
                                   since 2000; prior thereto, Chief Executive
                                   Officer of Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm
                                   of Bernstein & Co. LLC ("SCB & Co."))
                                   and its predecessor since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **       Investment adviser and an independent                 108             None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
Chairman of the Board              associated since prior to 2001. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and Chief           106             None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico
(1992)                             (insurance); Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   Governor at Large, National Association of
                                   Securities Dealers, Inc.

David H. Dievler, #                Independent consultant. Until December 1994,          107             None
P.O. Box 167                       he was Senior Vice President of ACMC
Spring Lake, NJ 07762              responsible for mutual fund administration.
10/23/29                           Prior to joining ACMC in 1984, he was
(1990)                             Chief Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that, he was
                                   a Senior Manager at Price Waterhouse & Co.
                                   Member of American Institute of Certified
                                   Public Accountants since 1953.



28


GLOBAL RESEARCH
GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                                  COMPLEX       DIRECTORSHIP
   DATE OF BIRTH,                          OCCUPATION(S)                             OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

John H. Dobkin, #                  Consultant. Formerly President of Save Venice,        106             None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004. Formerly               106     Asia Pacific Fund, Inc.,
c/o Alliance Capital               managing partner of Lexington Capital, LLC                      and The Merger Fund
Management L.P.                    (investment advisory firm) from December
1345 Avenue of the Americas        1997 until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential Mutual
Attn: Philip L. Kirstein           Fund Management from 1987 to 1993.
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX Technology               106       Intel Corporation
P.O. Box 128                       (semi-conductors) and of SRC Computers                          (semi-conductors);
Glenbrook, NV 89413                Inc., with which he has been associated since                Cirrus Logic Corporation
3/7/36                             prior to 2001. He is also President of the Arbor                (semi-conductors);
(2005)                             Company (private family investments).                          Novellus Corporation
                                                                                               (semi-conductor equipment);
                                                                                                    Micro Component
                                                                                                Technology (semi-conductor
                                                                                                  equipment); the Davis
                                                                                                     Selected Advisors
                                                                                                  Group of Mutual Funds;
                                                                                                    and LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc. (semi-                 106     Toppan Photomasks, Inc.;
220 Montgomery Street              conductor manufacturing services), Austin,                        the George Lucas
Penthouse 10                       Texas, from 2003 to present, and President                           Educational
San Francisco, CA 94104-3402       since company acquired in 2005, and name                          Foundation; and
10/10/41                           changed from DuPont Photomasks. Prior to                      Chairman of the Board
(2005)                             the company's sale in 2005, he was Chairman                    of the Smithsonian's
                                   and CEO. He has also been Principal of                          National Museum of
                                   Turner Venture Associates since 1993.                              Natural History



*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


29


GLOBAL RESEARCH
GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


   NAME, ADDRESS*                  POSITION(S) HELD                   PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                    WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                   President and Chief          See biography above.
10/2/57                         Executive Officer

Philip L. Kirstein              Senior Vice President and    Senior Vice President and Independent Compliance
5/29/45                         Independent Compliance       Officer of the AllianceBernstein Funds, with which he
                                Officer                      has been associated since October 2004. Prior thereto,
                                                             he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                             from October 2003 to October 2004, and General
                                                             Counsel of Merrill Lynch Investment Managers, L.P.
                                                             since prior to 2001 until March 2003.

Norman M. Fidel                 Vice President               Senior Vice President of ACMC**, with which he has
9/17/45                                                      been associated since prior to 2001.

Thomas J. Bardong               Vice President               Senior Vice President of ACMC**, with which he has
4/28/45                                                      been associated since prior to 2001.

Gina M. Griffin                 Vice President               Senior Vice President of ACMC**, with which she has
10/9/59                                                      been associated since prior to 2001.

Thomas A. Schmitt,              Vice President               Senior Vice President of ACMC**, with which he has
7/13/57                                                      been associated since prior to 2001.

Jane E. Schneirov               Vice President               Senior Vice President of ACMC**, with which she has
3/26/70                                                      been associated since prior to 2001.

Francis X. Suozzo               Vice President               Senior Vice President of ACMC**, with which he has
5/31/57                                                      been associated since prior to 2001.

Janet A. Walsh                  Vice President               Senior Vice President of ACMC**, with which she has
2/2/62                                                       been associated since prior to 2001.

Emilie D. Wrapp                 Secretary                    Senior Vice President, Assistant General Counsel and
11/13/55                                                     Assistant Secretary of ABIRM**, with which she has
                                                             been associated since prior to 2001.

Mark D. Gersten                 Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                         Financial Officer            Services, Inc. ("AGIS")** and Vice President of
                                                             ABIRM**, with which he has been associated since
                                                             prior to 2001.

Thomas R. Manley                Controller                   Vice President of ACMC**, with which he has been
8/3/51                                                       associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


30


GLOBAL RESEARCH GROWTH PORTFOLIO
ADVISORY AGREEMENT APPROVAL
DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Global Research Growth Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the proposed amendment to the Advisory Agreement between the Fund and the Adviser (as so amended, the "Advisory Agreement") in respect of the Portfolio at a meeting held on February 7-10, 2005. The directors noted that the Portfolio would be a clone of AllianceBernstein Global Research Growth Fund, Inc. ("AGRGF"), formerly known as Alliance Global Growth Trends Fund, Inc., which commenced operations in July 2002, and that the Portfolio would be managed to track the investment performance of AGRGF, although investment results may differ between the Portfolio and AGRGF due to differences in their expense ratios. The directors also noted that the advisory fee rate schedule for the Portfolio is the same as the fee rate paid by AGRGF.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval.

Prior to voting, the directors reviewed the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The directors also discussed the proposed approval in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to approval of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of AGRGF to other investment companies with similar investment objectives and to securities indices;

2. the nature, extent and quality of investment, compliance, administrative and other services to be rendered by the Adviser;

3. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

4. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

5. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

6. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the open-end AllianceBernstein Funds, including the Fund, previously provided to the directors as directors or trustees of such funds;

7. expected portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

8. fall-out benefits that the Adviser and its affiliates expect to receive from their relationships with the Portfolio;

9. information about fees charged by the Adviser to other clients with similar investment objectives as the Portfolio;

10. the professional experience and qualifications of the Portfolio's proposed portfolio management team and other senior personnel of the Adviser; and

11.  the terms of the Advisory Agreement.

Since the Portfolio had not yet commenced operations, the directors were not in a position to consider the Portfolio's historical performance or the quality of services previously provided pursuant to the Advisory Agreement. Instead they considered the Adviser's expertise as a manager of AGRGF and the quality of its services generally, which they were familiar with in their capacity as directors or trustees of the Fund, AGRGF and other funds advised by the Adviser.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.


31


GLOBAL RESEARCH GROWTH PORTFOLIO
ADVISORY AGREEMENT APPROVAL
DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement in respect of the Portfolio, the Adviser, subject to the control of the directors, will administer the Portfolio's business and other affairs. The Adviser will manage the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement in respect of the Portfolio, the Adviser will provide the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services to be provided by any others who will be retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement includes a provision requiring the Portfolio to reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements will require the directors' approval on a quarterly basis and (to the extent requested and paid) will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser will be responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that mutual fund compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources available to the Adviser as a result of securities transactions effected by certain of its investment advisory clients. The directors concluded that the investment, regulatory compliance and administrative resources to be devoted by the Adviser to the Portfolio appeared appropriate to provide high quality investment advice and other services to the Portfolio under the Advisory Agreement. The directors also considered the business reputation of the Adviser and its managerial and financial resources and concluded that it would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The directors noted that the standard of care applicable to the Adviser under the Advisory Agreement was comparable to that found in most mutual fund investment advisory agreements.

In considering the quality of the services to be provided by the Adviser to the Portfolio, the directors also considered the record of the Adviser with respect to regulatory compliance, including the code of ethics of the Adviser (regulating the personal trading of its officers and employees), the procedures by which the Adviser allocates trades among its various investment advisory clients, including the existing portfolios of the Fund, the integrity of the systems in place designed to ensure compliance with the foregoing and the record of the Adviser in these matters. The directors also considered oversight by the Adviser of the non-advisory services to be provided to the Portfolio by persons other than the Adviser by reference to, among other things, their overall knowledge of, and experience with, such service providers.

Based on their review, the directors concluded that the Adviser was qualified to provide services to the Portfolio pursuant to the Advisory Agreement that were satisfactory in scope and quality.

COSTS OF SERVICES TO BE PROVIDED AND PROFITABILITY TO THE ADVISER

The directors did not consider historical information about the profitability of the Portfolio to the Adviser since the Portfolio had not yet commenced operations. However, the Adviser agreed to provide the directors with profitability information similar to what they receive in respect of the existing portfolios of the Fund. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves material levels of net assets.


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its various investment advisory clients. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements from time to time and had made a special presentation to the directors in April 2004 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: will receive 12b-1 fees from the Portfolio in respect of Class B shares held in accounts for which there is no other broker of record; and may retain a portion of the 12b-1 fees from the Portfolio. The directors also noted that a broker-dealer subsidiary of the Adviser will receive compensation for effecting brokerage transactions for the Portfolio, and that they will receive and review quarterly reports concerning commissions paid to such affiliate by the Portfolio. In addition, certain affiliates of the Adviser will distribute shares of the Portfolio and will receive compensation in that connection and that a subsidiary of the Adviser will provide transfer agency services to the Portfolio and receive compensation from the Portfolio in that capacity.

The directors recognized that the Adviser's future profitability would be somewhat lower if it did not receive research for soft dollars or, if the Adviser's subsidiaries did not receive the other benefits described above. The directors believed that the Adviser would derive reputational and other benefits from serving as investment adviser to the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for AGRGF at each regular Board meeting during the year. Since the Portfolio had not commenced operations, the directors were not in a position to consider the Portfolio's historical performance. Instead, the directors considered the investment results of Class A shares of AGRGF as compared to investment companies with similar investment objectives as determined by Lipper and with two selected securities indices. At the meeting, the directors reviewed information showing performance of AGRGF compared to other funds in the Lipper Global Large Growth Average, the MSCI World Growth Index and the MSCI World Index. The directors noted that AGRGF's performance was somewhat below the Lipper medians for the 1-month and 1-year periods, significantly below the Lipper median for the 3-month period and significantly above the Lipper median for the since inception period (July 2002 inception). Based on their review, the directors concluded that AGRGF's relative investment performance over time had been satisfactory. The directors noted that although the Portfolio would be a clone of AGRGF, its investment results may differ somewhat from those of AGRGF due to differences in their expense ratios. They also noted that the Portfolio and AGRGF would be in different Lipper categories.

ADVISORY FEES AND OTHER EXPENSES

With respect to the proposed advisory fee, the disinterested directors requested and reviewed Lipper information giving an overview of the advisory fees of all funds in Lipper's Global Growth Funds category and Lipper's Global Large-Cap Growth Funds category. The information reviewed by the directors showed that the proposed advisory fee for the Portfolio for the first $2.5 billion of net assets was below the Lipper median and average in each Lipper category. The directors recognized that the Adviser's total compensation pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The directors also noted that the Portfolio's expense ratio will be capped by the Adviser pursuant to an undertaking effective May 1, 2005 that automatically extends for additional one year terms unless terminated by the Adviser upon written notice to the Portfolio at least 60 days prior to May 1. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, the directors reviewed the Adviser's institutional client fee schedule for the category with accounts that have comparable investment styles to that proposed for the Portfolio. The directors noted that the institu-


33


GLOBAL RESEARCH GROWTH PORTFOLIO
ADVISORY AGREEMENT APPROVAL
DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

tional fee schedule had much lower breakpoints than the proposed fee schedule in the Advisory Agreement. The application of such fee schedule to AGRGF (which has the same fee schedule as that proposed for the Portfolio) would result in a fee rate that would be significantly lower than that in AGRGF's Advisory Agreement or the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate lower institutional fee rates than those indicated.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to mutual funds. For example, the advisory agreements for mutual funds, including the Portfolio, require the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to mutual funds by nonaffiliated service providers and is responsible for the compensation of the mutual funds' Independent Compliance Officer. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to mutual funds reflect the costs and risks of the additional obligations. The Adviser also noted that since mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. Accordingly, the directors did not place significant weight on these fee comparisons.

ECONOMIES OF SCALE

The directors noted that the Advisory Agreement provides for breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. There is no direct relationship between the economies of scale to be realized by the Portfolio and those to be realized by the Adviser as assets increase, largely because economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniformly accepted methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which will directly or indirectly affect the Porfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of the Portfolio's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all.


34


GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Global Research Growth Portfolio(2) (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(3)

                             ADVISORY FEE
                         BASED ON % OF AVERAGE
CATEGORY                   DAILY NET ASSETS                         FUND
----------------------------------------------------------------------------------------
International          75 bp on 1st $2.5 billion        Global Research Growth Portfolio
                       65 bp on next $2.5 billion
                       60 bp on the balance


The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's first fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice.

                            EXPENSE CAP PURSUANT TO
                               EXPENSE LIMITATION
FUND                             UNDERTAKING               FISCAL YEAR END
-------------------------------------------------------------------------------
Global Research Growth          Class A  1.20%               December 31
  Portfolio                     Class B  1.45%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  The Fund commenced operations on May 2, 2005.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


35


GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                    NET ASSETS                               EFFECTIVE ALLIANCE
                     09/30/05     ALLIANCE INSTITUTIONAL        INSTITUTIONAL
FUND                  ($MIL)          FEE SCHEDULE               ADVISORY FEE
-------------------------------------------------------------------------------
Global Research        $6.2       Global Research Growth            0.800%
  Growth Portfolio                Schedule
                                  80 bp on 1st $25m
                                  65 bp on next $25m
                                  55 bp on next $50m
                                  45 bp on next $100m
                                  40 bp on the balance
                                  minimum account size $50m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                  FEE(4)
----------------------------------------------------------
Global Growth                                1.00%


(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                               ACITM MUTUAL FUND(5)             FEE
-------------------------------------------------------------------------------
Global Research Growth           Alliance Global Research          0.30%
  Portfolio                        Growth (Sumitomo)(6)

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Since the Fund has been operating for less than a year, it is difficult to reasonably assess the Fund's management fees and total expenses in comparison to its peers. As a result, no comparative analysis(7) was provided by Lipper, Inc.(8) As noted above, the Fund has the same fee schedule as another AllianceBernstein Mutual Fund advised by the Adviser. The other AllianceBernstein Mutual Fund is in a different Lipper category than the Fund, but the fee evaluation prepared to it noted that it had the lowest advisory fee rate in its Peer Group.(9)

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

Since the Fund commenced operations on May 2, 2005, no 2004 calendar year profitability information of the Adviser is available for the Fund.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(5)  The name in parenthesis is the distributor of the fund.

(6)  The ACITM fund is not a retail fund.

(7) Hypothetically, if the Fund had been operating for at least a year, Lipper's comparative analysis would have included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund. In addition, Lipper would have analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group and Lipper Expense Universe. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund.

(8) Lipper, Inc. is an analytical service provider that is not affiliated with the Adviser.

(9) The Fund is compared to other variable products of the same investment classification/objective while the other AllianceBernstein Mutual Fund is compared to other non-variable products of the same of the same investment classification/objective.


37


GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(10) AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund may effect brokerage transactions through and pay commissions to the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"). The Adviser represented that SCB's profitability from any future transaction conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

Set forth below are the since inception performance returns of the Fund (in bold)(11) and its benchmarks. It should be noted that although the performance return of the Fund is higher than its benchmarks, the Fund has been in existence for less than a year.(12)

                                             PERIODS ENDING SEPTEMBER 30, 2005
                                                   ANNUALIZED PERFORMANCE
FUND                                                  SINCE INCEPTION
-------------------------------------------------------------------------------
GLOBAL RESEARCH GROWTH PORTFOLIO                          16.20
MSCI World Growth Index (Net)                              7.89
MSCI World Index (Net)                                     7.91


(10) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

(11)  The performance returns are for the Class A shares of the Fund.

(12)  The Fund commenced operations on May 2, 2005.


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)




ITEM 2.  CODE OF ETHICS.


(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for each of the Portfolios of the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.


                                                                          Audit-Related
                                                           Audit Fees         Fees         Tax Fees
                                                           ----------    -------------     --------
AllianceBernstein Americas Government Income Portfolio     2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Balanced Wealth Strategy Portfolio       2004     $26,000        $1,843             $ 7,283
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Global Bond Portfolio                    2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Global Dollar Government Portfolio       2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Global Research Growth Portfolio         2004     $     0        $    0             $     0
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Global Technology Portfolio              2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Growth Portfolio                         2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Growth and Income Portfolio              2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein High Yield Portfolio                     2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein International Portfolio                  2004     $26,000        $2,310             $ 7,609
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein International Value Portfolio            2004     $26,000        $2,310             $ 7,809
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Large Cap Growth Portfolio               2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Money Market Portfolio                   2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Real Estate Investment Portfolio         2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Small Cap Growth Portfolio               2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Small Cap Value Portfolio                2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Total Return Portfolio                   2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein U.S. Government /                        2004     $26,000        $2,310             $ 7,282
High Grade Securities Portfolio                            2005     $27,500        $  963             $ 8,158

AllianceBernstein U.S. Large Cap                           2004     $26,000        $2,310             $ 7,282
Blended Style Portfolio                                    2005     $27,500        $  963             $ 8,158

AllianceBernstein Utility Income Portfolio                 2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Value Portfolio                          2004     $26,000        $2,310             $ 7,282
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Wealth Appreciation Strategy Portfolio   2004     $26,000        $2,310             $ 7,283
                                                           2005     $27,500        $  963             $ 8,158

AllianceBernstein Worldwide Privatization Portfolio        2004     $26,000        $2,310             $11,789
                                                           2005     $27,500        $  963             $ 8,158



(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                               Pre-approved by the
                                                           All Fees for          Audit Committee
                                                        Non-Audit Services    (Portion Comprised of
                                                         Provided to the        Audit Related Fees)
                                                      Portfolio, the Adviser  (Portion Comprised of
                                                      and Service Affiliates         Tax Fees)
                                                      ----------------------  ---------------------
AllianceBernstein Americas Government        2004            $967,310                $ 84,592     ($ 77,310)
Income Portfolio                                                                                  ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Balance Wealth             2004            $966,844                $ 84,126     ($ 76,843)
Strategy Portfolio                                                                                ($  7,283)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Global Bond Portfolio      2004            $967,310                $ 84,592     ($ 77,310)
                                                                                                  ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Global Dollar              2004            $967,310                $ 84,592     ($ 77,310)
Government Portfolio                                                                              ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Global Research            2004            $      0                $      0      $      0
Growth Portfolio                                                                                   $      0
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Global Technology          2004            $967,310                $ 84,592     ($ 77,310)
Portfolio                                                                                         ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Growth Portfolio           2004            $967,310                $ 84,592     ($ 77,310)
                                                                                                  ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Growth and Income          2004            $967,310                $ 84,592     ($ 77,310)
Portfolio                                                                                         ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein High Yield Portfolio       2004            $967,310                $ 84,592     ($ 77,310)
                                                                                                  ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein International              2004            $967,310                $ 84,919     ($ 77,310)
Portfolio                                                                                         ($  7,609)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein International Value        2004            $967,310                $ 85,119     ($ 77,310)
Portfolio                                                                                         ($  7,809)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Large Cap Growth           2004            $967,310                $ 84,592     ($ 77,310)
Portfolio                                                                                         ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Money Market               2004            $967,310                $ 84,592     ($ 77,310)
Portfolio                                                                                         ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Real Estate                2004            $967,310                $ 84,592     ($ 77,310)
Investment Portfolio                                                                              ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Small Cap Growth           2004            $967,310                $ 84,592     ($ 77,310)
Portfolio                                                                                         ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Small Cap Value            2004            $967,310                $ 84,592     ($ 77,310)
Portfolio                                                                                         ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Total Return               2004            $967,310                $ 84,592     ($ 77,310)
Portfolio                                                                                         ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein U.S. Government /          2004            $967,310                $ 84,592     ($ 77,310)
High Grade Securities Portfolio                                                                   ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein U.S. Large Cap             2004            $967,310                $ 84,592     ($ 77,310)
Blended Style Portfolio                                                                           ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Utility Income             2004            $967,310                $ 84,592     ($ 77,310)
Portfolio                                                                                         ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Value Portfolio            2004            $967,310                $ 84,592     ($ 77,310)
                                                                                                  ($  7,282)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Wealth Appreciation        2004            $966,844                $ 84,126     ($ 76,843)
Strategy Portfolio                                                                                ($  7,283)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)

AllianceBernstein Worldwide                  2004            $971,817                $ 89,099     ($ 77,310)
Privatization Portfolio                                                                           ($ 11,789)
                                             2005            $835,161                $179,121     ($170,963)
                                                                                                  ($  8,158)


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (a) (1)     Code of ethics that is subject to the disclosure of Item 2 hereof
     12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002
     12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002
     12 (c)         Certification of Principal Executive Officer and Principal
                    Financial Officer Pursuant to Section 906 of the
                    Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:    /s/ Marc O. Mayer
       -------------------
       Marc O. Mayer
       President

Date:  February 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       -------------------
       Marc O. Mayer
       President

Date:  February 28, 2006

By:    /s/ Mark D. Gersten
       -------------------
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date:  February 28, 2006